UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22559

First Trust Exchange-Traded Fund IV
(Exact name of registrant as specified in charter)

Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 765-8000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Annual Report
For the Period April 26, 2023 (Commencement of Operations) through October 31, 2023

First Trust Exchange-Traded Fund IV

FT Cboe Vest DJIA® Dogs 10 Target Income ETF (DOGG)

FT Cboe Vest DJIA® Dogs 10 Target Income ETF
Annual Report
October 31, 2023
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Cboe VestSM Financial LLC (“Cboe Vest” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the “Trust”) described in this report (FT Cboe Vest DJIA® Dogs 10 Target Income ETF; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary from the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance.  The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
FT Cboe Vest DJIA® Dogs 10 Target Income ETF (DOGG)
Annual Letter from the Chairman and CEO
October 31, 2023
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the FT Cboe Vest DJIA® Dogs 10 Target Income ETF (the “Fund”), which contains detailed information about the Fund since its inception on April 26, 2023 through October 31, 2023. Please note that the information contained in this letter and the report prior to the Fund’s inception date does not apply to the Fund.
The Bureau of Economic Analysis recently announced that U.S. real gross domestic product (“GDP”) grew by a staggering 4.9% in the third quarter of 2023 and is now up 2.9% on a year-over-year basis from where it stood in the third quarter of 2022. The most recent quarter’s GDP data represents the fastest growth rate for any quarter since 2014. Consumer spending, which rose by 4.0% over the period, was responsible for 2.7 percentage points of the total increase in GDP. Whether the consumer can keep up this pace of spending remains to be seen, especially given recent news that excess savings from the pandemic-era stimulus have likely been depleted. From a global perspective, the International Monetary Fund (“IMF”) notes that progress in fighting inflation has led to lower economic growth. In their October 2023 publication of the World Economic Outlook, the IMF projected that the growth in world economic output is expected to slow from 3.5% in 2022 to 2.9% in 2024. The economic growth in advanced economies is projected to plummet from 2.6% in 2022 to 1.4% in 2024.
In the notes to their September 2023 meeting, the Federal Open Market Committee revealed that they may need to keep interest rates “higher for longer” as they continue to battle stubbornly high inflation. As many investors are likely aware, a higher Federal Funds target rate can have deep implications for consumers, such as driving up the cost of borrowing for homes, automobiles, and other large purchases. The American consumer has yet to feel the full weight of those burdens, in my opinion. That said, the data reveals a different story among corporate America. S&P Global Market Intelligence reported that a total of 516 U.S. corporations filed for bankruptcy protection on a year-to-date basis through September 30, 2023, up from a total of 263 corporate bankruptcy filings over the same period last year. Higher interest rates and Treasury bond yields have also sapped demand for commercial property loans. Data from Trepp, LLC, a leading provider of data and analytics to the commercial real estate and banking markets, revealed that just $28.2 billion of loans converted into commercial mortgage-backed securities have been issued in 2023, the lowest figure since 2011.
The financial markets battled a myriad of headwinds over the past year, from geopolitical uncertainty resulting from war (the conflicts between Israel and Hamas and Russia and Ukraine), to slowing global economic growth and sticky inflation. Brian Wesbury, Chief Economist at First Trust, notes that a U.S. economic recession is likely to begin at some point early next year. While calls for a recession may concern some investors, the following may offer solace. Data from Bloomberg reveals that the S&P 500® Index has posted positive total returns over the 3-year period following every recession since 1948.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
FT Cboe Vest DJIA® Dogs 10 Target Income ETF (DOGG)
FT Cboe Vest DJIA® Dogs 10 Target Income ETF (the “Fund”) seeks to provide current income with a secondary objective of providing capital appreciation. Under normal market conditions, the Fund will pursue its objective by investing primarily in common stocks, exchange-traded options (including FLexible EXchange options (“FLEX Options”)) and short-term U.S. Treasury securities. The Fund seeks to provide exposure to the “Dogs of the Dow,” the ten highest dividend-yielding stocks in the Dow Jones Industrial Average (“DJIA”) on an annual basis. The Fund will purchase securities comprising the Dogs of the Dow and gain synthetic exposure to the price movements of the securities comprising the Dogs of the Dow through the use of a combination of puts, calls and U.S. Treasury securities. The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in securities comprising the Dogs of the Dow or in options contracts that utilize Dogs of the Dow constituents as the reference asset. Through its investments in securities comprising the Dogs of the Dow and portfolio of investments that reference the Dogs of the Dow, the Fund seeks to provide exposure to a concentrated portfolio of large-capitalization U.S. equity securities while providing a consistent level of income that, when annualized, is approximately 8% (before fees and expenses) above the annualized yield of the DJIA.

Performance
Cumulative Total Returns
Inception (4/26/23) to 10/31/23
Fund Performance
NAV	-0.19%
Market Price	0.01%
Index Performance
Dow Jones Industrial Average® - Price Return	-0.75%
S&P 500® Index - Price Return	3.40%
Dow Jones High Yield Select 10 Index	1.30%
Total returns for the period since inception are calculated from the inception date of the Fund. “Cumulative Total Returns” represent the total change in value of an investment over the period indicated.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under Securities and Exchange Commission rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

The “Dow Jones Industrial Average” is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by First Trust. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“S&P”); “Dow Jones®” and “DJIA” are trademarks of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by First Trust. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the Index

Fund Performance Overview (Unaudited) (Continued)
FT Cboe Vest DJIA® Dogs 10 Target Income ETF (DOGG) (Continued)

Fund Allocation	% of Net Assets
Common Stocks	50.0%
U.S. Treasury Bills	77.0
Purchased Options	0.1
Written Options	(29.0)
Net Other Assets and Liabilities	1.9
Total	100.0%

Sector Allocation	% of Total Common Stocks
Information Technology	30.0%
Health Care	10.1
Energy	10.0
Communication Services	10.0
Materials	10.0
Financials	10.0
Consumer Staples	10.0
Industrials	9.9
Total	100.0%

Top Ten Holdings	% of Total Investments
U.S.Treasury Bill, 0.00%, 01/25/24	60.6%
Amgen, Inc.	4.0
Chevron Corp.	4.0
Intel Corp.	3.9
International Business Machines Corp.	3.9
Verizon Communications, Inc.	3.9
Cisco Systems, Inc.	3.9
Dow, Inc.	3.9
JPMorgan Chase & Co.	3.9
Walgreens Boots Alliance, Inc.	3.9
Total	95.9%

Performance of a $10,000 Initial Investment
April 26, 2023 - October 31, 2023

$10,500
$10,000
$9,500
$10,340
$10,130
$9,981
$9,925
4/26/23
4/30/23
10/31/23
First Trust Cboe Vest DJIA® Dogs 10 Target Income ETF (DOGG)
Dow Jones Industrial Average® - Price Return
S&P 500® Index - Price Return
Dow Jones High Yield Select 10 Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at  https://www.ftportfolios.com/Retail/etf/home.aspx.

Portfolio Commentary
FT Cboe Vest DJIA® Dogs 10 Target Income ETF
Annual Report
October 31, 2023 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) is the investment advisor to the FT Cboe Vest DJIA® Dogs 10 Target Income ETF (“DOGG” or the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
Cboe VestSM Financial LLC (“Cboe Vest” or the “Sub-Advisor”) serves as the investment sub-advisor to the Fund. In this capacity, Cboe Vest is responsible for the selection and ongoing monitoring of the securities in the Fund’s investment portfolio. Cboe Vest, with principal offices at 8350 Broad Street, Suite 240, McLean, VA 22102, was founded in 2012. Cboe Vest had approximately $17.8 billion under management or committed to management as of October 31, 2023.
Portfolio Management Team
The following persons serve as the portfolio managers of the Fund:
Karan Sood, Managing Director of Cboe Vest
Howard Rubin, Managing Director of Cboe Vest
The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Each portfolio manager has served as a part of the portfolio management team of the Fund since April 2023.
Discussion of Fund Performance
This discussion is for the Fund for the period from the Fund’s inception date on April 26, 2023 through October 31, 2023 (the “Period”).
Market Recap
Equity markets showed remarkable resilience in the first half of 2023, followed by declines in the third quarter of 2023 and October of 2023 as recession fears resurfaced. The Federal Reserve (the “Fed”) responded to the increased inflation rate by hiking the Federal Funds target rate to 5.5% by the end of the Period.
U.S. equities, as measured by the S&P 500® Index-Total Return, gained 4.24%. Six of the 11 sectors within the S&P 500® Index were up during the Period. The top three sectors were the Communication Services, Technology, and Consumer Discretionary sectors, returning 17.0%, 13.7%, and 8.1%, respectively. The bottom three sectors were the Utilities, Consumer Staples, and Real Estate sectors, returning -11.1%, -8.5%, and -7.5%, respectively.
Performance Analysis
During the Period, the Fund held approximately equal weights in the 10 highest dividend-yielding stocks in the Dow Jones Industrial Average, as well as written call options on these stocks. The Fund also gained synthetic exposure to the price movements of the securities comprising the Dogs of the Dow through the use of a combination of puts, calls, and U.S. Treasury securities. The premiums received from the written call options, plus the dividends received from the equities, sum to approximately 8% in excess of the dividend yield of the Dow Jones Industrial Average annually.
For the Period, the Fund’s net asset value performance was -0.19%, while the Dow Jones High Yield Select 10 Index (the “MUTR Index”), performance was 1.30%. The underperformance of 1.49% can be explained by the following factors:
(1)
Fees and Expenses: Fees and expenses reduced the Fund’s performance by approximately 0.39%.
(2)
Execution Costs: Commissions, plus slippage due to trading securities at prices other than mid-market, reduced the Fund’s performance by approximately 0.19%.
(3)
Fund versus Index Holdings: While the Fund attempts to hold securities in the same proportion (i.e., weighting) as the MUTR Index, at times the Fund weights may deviate from the Index weights. The options positions may be “optimized” such that the Fund’s option weights are set to account for any liquidity concerns. That is, options that trade with wider bid-ask spreads may be

Portfolio Commentary (Continued)
FT Cboe Vest DJIA® Dogs 10 Target Income ETF
Annual Report
October 31, 2023 (Unaudited)
excluded from the Fund holdings to minimize execution costs. For the Period we estimate that the difference in weights between the Fund and the Index had a net 0.91% negative impact to the Fund’s performance.
Using market prices for the Fund, the Fund’s performance for the Period was 0.01%.
Impact of Fund Holdings on Performance
The top five performing holdings in the Fund for the Period were Intel Corporation, International Business Machines Corporation, Cisco Systems, Inc., Amgen Inc., and JPMorgan Chase & Co., with returns of 26.6%, 17.9%, 13.7%, 9.0%, and 4.3%, respectively.
The bottom five performing holdings for the Period were Walgreens Boots Alliance, Inc., Chevron Corporation, 3M Company, Dow Inc., and Verizon Communications Inc., with returns of -37.4%, -10.5%, -9.0%, -5.6%, and -1.0%, respectively.
Market and Fund Outlook
During the 12-month period ended October 31, 2023, the Fed’s policy surrounding inflation remained a key driver of equity market performance. Moving into the next fiscal year, this will continue to be a dominant theme, in our opinion. The 2024 presidential election will also be front and center in the upcoming year. Over the course of 2023, Technology stocks led broad based indices, as investors flocked to companies developing Artificial Intelligence capabilities. The failure of Silicon Valley Bank in March 2023 sent shockwaves throughout the banking system and rising energy prices over the summer contributed to higher inflation. In late October 2023, 30-year fixed mortgage rates peaked at 7.79%. Investors are digesting a possible “higher for longer” period of sustained higher rates based on the Fed’s “dot plot” illustrating a median Federal Funds target rate of 5.1% for 2024, and 3.9% for 2025. Consumer Price Index inflation data has come down considerably, despite an unexpected 0.6% month-over-month reading in August 2023. The U.S. job market remains strong at 3.9% unemployment, with October 2023 marking the twenty-first straight month with unemployment below 4%. U.S. gross domestic product has posted five consecutive positive quarters as it recorded growth of 4.9% in the third quarter of 2023, up from 2.1% in the second quarter of 2023.
The Fund generally holds equal weights in the 10 highest dividend-yielding stocks within the Dow Jones Industrial Average. We believe that the Fund is properly positioned to achieve its investment objectives.

FT Cboe Vest DJIA® Dogs 10 Target Income ETF
Understanding Your Fund Expenses
October 31, 2023 (Unaudited)
As a shareholder of FT Cboe Vest DJIA® Dogs 10 Target Income ETF (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2023.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
FT Cboe Vest DJIA® Dogs 10 Target Income ETF (DOGG)
Actual	$1,000.00	$973.10	0.75%	$3.73
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	0.75%	$3.82

(a)
Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (May 1, 2023 through October 31, 2023), multiplied by 184/365 (to reflect the six-month period).

FT Cboe Vest DJIA® Dogs 10 Target Income ETF (DOGG)
Portfolio of Investments
October 31, 2023

Shares	Description	Value
COMMON STOCKS — 50.0%
	Banks — 5.0%
2,716	JPMorgan Chase & Co. (a)	$377,687
	Biotechnology — 5.1%
1,504	Amgen, Inc. (a)	384,573
	Chemicals — 5.0%
7,817	Dow, Inc. (a)	377,874
	Communications Equipment — 5.0%
7,259	Cisco Systems, Inc. (a)	378,412
	Consumer Staples Distribution & Retail — 5.0%
17,908	Walgreens Boots Alliance, Inc. (a)	377,501
	Diversified Telecommunication Services — 5.0%
10,776	Verizon Communications, Inc. (a)	378,561
	Industrial Conglomerates — 4.9%
4,129	3M Co. (a)	375,532
	IT Services — 5.0%
2,619	International Business Machines Corp. (a)	378,812
	Oil, Gas & Consumable Fuels — 5.0%
2,614	Chevron Corp. (a)	380,938
	Semiconductors & Semiconductor Equipment — 5.0%
10,396	Intel Corp. (a)	379,454
	Total Common Stocks	3,789,344
	(Cost $3,793,775)

Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. TREASURY BILLS — 77.0%
$5,913,000	U.S.Treasury Bill (a)	(b)	01/25/24	5,838,982
	(Cost $5,842,409)
	Total Investments — 127.0%			9,628,326
	(Cost $9,636,184)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 0.1%
	Call Options Purchased — 0.1%
42	3M Co.	$381,990	$156.44	01/22/24	42
14	Amgen, Inc.	357,980	358.05	01/22/24	70
26	Chevron Corp.	378,898	251.93	01/22/24	26
73	Cisco Systems, Inc.	380,549	69.98	01/22/24	73
78	Dow, Inc.	377,052	79.26	01/22/24	78
106	Intel Corp.	386,900	44.36	01/22/24	3,392
26	International Business Machines Corp.	376,064	188.47	01/22/24	52
27	JPMorgan Chase & Co.	375,462	203.31	01/22/24	54
109	Verizon Communications, Inc.	382,917	55.82	01/22/24	109
179	Walgreens Boots Alliance, Inc.	377,332	52.19	01/22/24	179
	Total Purchased Options				4,075
	(Cost $9,740)
See Notes to Financial Statements

FT Cboe Vest DJIA® Dogs 10 Target Income ETF (DOGG)
Portfolio of Investments (Continued)
October 31, 2023
Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
WRITTEN OPTIONS — (29.0)%
	Call Options Written — (0.1)%
(6)	3M Co.	$(54,570)	$87.00	11/03/23	$(2,430)
(2)	Amgen, Inc.	(51,140)	260.00	11/03/23	(162)
(3)	Chevron Corp.	(43,719)	145.00	11/03/23	(504)
(9)	Cisco Systems, Inc.	(46,917)	51.50	11/03/23	(765)
(10)	Dow, Inc.	(48,340)	48.00	11/03/23	(650)
(14)	Intel Corp.	(51,100)	35.50	11/03/23	(1,708)
(3)	International Business Machines Corp.	(43,392)	142.00	11/03/23	(831)
(4)	JPMorgan Chase & Co.	(55,624)	136.00	11/03/23	(1,440)
(15)	Verizon Communications, Inc.	(52,695)	33.50	11/03/23	(2,565)
(23)	Walgreens Boots Alliance, Inc.	(48,484)	21.00	11/03/23	(874)
	Total Call Options Written				(11,929)
	(Premiums received $7,849)
	Put Options Written — (28.9)%
(42)	3M Co.	(381,990)	156.44	01/22/24	(271,278)
(14)	Amgen, Inc.	(357,980)	358.05	01/22/24	(139,944)
(26)	Chevron Corp.	(378,898)	251.93	01/22/24	(271,570)
(73)	Cisco Systems, Inc.	(380,549)	69.98	01/22/24	(126,655)
(78)	Dow, Inc.	(377,052)	79.26	01/22/24	(238,602)
(106)	Intel Corp.	(386,900)	44.36	01/22/24	(81,832)
(26)	International Business Machines Corp.	(376,064)	188.47	01/22/24	(111,904)
(27)	JPMorgan Chase & Co.	(375,462)	203.31	01/22/24	(169,101)
(109)	Verizon Communications, Inc.	(382,917)	55.82	01/22/24	(224,540)
(179)	Walgreens Boots Alliance, Inc.	(377,332)	52.19	01/22/24	(553,289)
	Total Put Options Written				(2,188,715)
	(Premiums received $2,035,668)
	Total Written Options				(2,200,644)
	(Premiums received $2,043,517)
	Net Other Assets and Liabilities — 1.9%				147,431
	Net Assets — 100.0%				$7,579,188

(a)	All or a portion of this security is pledged as collateral for the options written. At October 31, 2023, the value of these securities amounts to $4,167,440.
(b)	Zero coupon security.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 10/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$3,789,344	$3,789,344	$—	$—
U.S. Treasury Bills	5,838,982	—	5,838,982	—
Total Investments	9,628,326	3,789,344	5,838,982	—
Purchased Options	4,075	—	4,075	—
Total	$9,632,401	$3,789,344	$5,843,057	$—

See Notes to Financial Statements

FT Cboe Vest DJIA® Dogs 10 Target Income ETF (DOGG)
Portfolio of Investments (Continued)
October 31, 2023
LIABILITIES TABLE
	Total Value at 10/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options:
Call Options Written	$(11,929)	$(11,929)	$—	$—
Put Options Written	(2,188,715)	—	(2,188,715)	—
Total	$(2,200,644)	$(11,929)	$(2,188,715)	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

FT Cboe Vest DJIA® Dogs 10 Target Income ETF (DOGG)
Statement of Assets and Liabilities
October 31, 2023

ASSETS:
Investments, at value	$9,628,326
Options contracts purchased, at value	4,075
Cash	95,244
Cash segregated as collateral for open written options contracts	36,908
Receivables:
Investment securities sold	2,179,209
Dividends	10,573
Total Assets	11,954,335

LIABILITIES:
Options contracts written, at value	2,200,644
Payables:
Investment securities purchased	2,169,585
Investment advisory fees	4,918
Total Liabilities	4,375,147
NET ASSETS	$7,579,188

NET ASSETS consist of:
Paid-in capital	$7,916,482
Par value	4,000
Accumulated distributable earnings (loss)	(341,294)
NET ASSETS	$7,579,188
NET ASSET VALUE, per share	$18.95
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	400,002
Investments, at cost	$9,636,184
Premiums paid on options contracts purchased	$9,740
Premiums received on options contracts written	$2,043,517
See Notes to Financial Statements

FT Cboe Vest DJIA® Dogs 10 Target Income ETF (DOGG)
Statement of Operations
For the Period Ended October 31, 2023 (a)

INVESTMENT INCOME:
Interest	$62,954
Dividends	62,038
Total investment income	124,992

EXPENSES:
Investment advisory fees	19,565
Total expenses	19,565
NET INVESTMENT INCOME (LOSS)	105,427

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(102,799)
Written options contracts	78,350
Net realized gain (loss)	(24,449)
Net change in unrealized appreciation (depreciation) on:
Investments	(7,858)
Purchased options contracts	(5,665)
Written options contracts	(157,127)
Net change in unrealized appreciation (depreciation)	(170,650)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(195,099)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(89,672)

(a)	Inception date is April 26, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
See Notes to Financial Statements

FT Cboe Vest DJIA® Dogs 10 Target Income ETF (DOGG)
Statement of Changes in Net Assets

Period Ended 10/31/2023 (a)
OPERATIONS:
Net investment income (loss)	$105,427
Net realized gain (loss)	(24,449)
Net change in unrealized appreciation (depreciation)	(170,650)
Net increase (decrease) in net assets resulting from operations	(89,672)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(251,622)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	7,920,482
Cost of shares redeemed	—
Net increase (decrease) in net assets resulting from shareholder transactions	7,920,482
Total increase (decrease) in net assets	7,579,188

NET ASSETS:
Beginning of period	—
End of period	$7,579,188

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	—
Shares sold	400,002
Shares redeemed	—
Shares outstanding, end of period	400,002

(a)	Inception date is April 26, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
See Notes to Financial Statements

FT Cboe Vest DJIA® Dogs 10 Target Income ETF (DOGG)
Financial Highlights
For a share outstanding throughout the period

Period Ended 10/31/2023 (a)

Net asset value, beginning of period	$19.91
Income from investment operations:
Net investment income (loss) (b)	0.41
Net realized and unrealized gain (loss)	(0.43)
Total from investment operations	(0.02)
Distributions paid to shareholders from:
Net investment income	(0.94)
Net asset value, end of period	$18.95
Total return (c)	(0.19)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$7,579
Ratio of total expenses to average net assets	0.75% (d)
Ratio of net investment income (loss) to average net assets	4.04% (d)
Portfolio turnover rate (e)	198%

(a)	Inception date is April 26, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
FT Cboe Vest DJIA® Dogs 10 Target Income ETF
October 31, 2023
1. Organization
First Trust Exchange-Traded Fund IV (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of eighteen exchange-traded funds that are offering shares. This report covers the FT Cboe Vest DJIA® Dogs 10 Target Income ETF (the “Fund”), a non-diversified series of the Trust, which trades under the ticker “DOGG” on Cboe BZX Exchange, Inc. (“Cboe BZX”). The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The Fund is an actively managed exchange-traded fund. The Fund’s investment objective seeks to provide current income with a secondary objective of providing capital appreciation. Under normal market conditions, the Fund will pursue its investment objectives by investing primarily in common stocks, exchange-traded options (including FLexible EXchange options (“FLEX Options”)) and short-term U.S. Treasury securities. The Fund seeks to provide exposure to the “Dogs of the Dow,” the ten highest dividend-yielding stocks in the Dow Jones Industrial Average (“DJIA”) on an annual basis. The Fund will purchase securities comprising the Dogs of the Dow and gain synthetic exposure to the price movements of the securities comprising the Dogs of the Dow through the use of a combination of puts, calls and U.S. Treasury securities (the “Synthetic Replication”). The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in securities comprising the Dogs of the Dow or in options contracts that utilize Dogs of the Dow constituents as the reference asset.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq, Inc. (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Exchange-traded options contracts (other than FLEX Option contracts) are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and ask price, if both are available. Over-the-counter options contracts may be valued as follows,

Notes to Financial Statements (Continued)
FT Cboe Vest DJIA® Dogs 10 Target Income ETF
October 31, 2023
depending on the market in which the instrument trades: (1) the mean of their most recent bid and ask price, if available; or (2) a price based on the equivalent exchange-traded option. FLEX Option contracts are normally valued using a model-based price provided by a third-party pricing vendor. On days when a trade in a FLEX Option contract occurs, the trade price will be used to value such FLEX Option contracts in lieu of the model price.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
U.S. Treasuries are fair valued on the basis of valuations provided by a third-party pricing service approved by the Trust’s Board of Trustees.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2023, is included with the Fund’s Portfolio of Investments.

Notes to Financial Statements (Continued)
FT Cboe Vest DJIA® Dogs 10 Target Income ETF
October 31, 2023
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date.
C. Options Contracts and FLEX Options
When the Fund sells call options as a means to generate income to achieve the Target Income Level, the Fund will employ a covered call strategy that seeks to sell call options having a strike price roughly equal to the value of each equity security held by the Fund (such options are said to be “at-the-money”) on some or all of the equity securities purchased by the Fund.
When utilizing Synthetic Replication, the Fund may utilize FLEX Options. FLEX Options are customized equity or index option contracts that trade on an exchange but provide investors with the ability to customize key contract terms like exercise prices, styles and expiration dates that are otherwise standardized in typical listed options contract. The Synthetic Replication is achieved through the combination of a purchasing a call and selling a put generally at the same strike price which synthetically creates the upside and downside participation in the price returns of the Dogs of the Dow.
When the Fund purchases a call or put option, the premium paid represents the cost of the call or put option, which is included in “Options contracts purchased, at value” on the Statement of Assets and Liabilities. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in “Options contracts written, at value” on the Statement of Assets and Liabilities. Options are marked-to-market daily and their value is affected by changes in the value of the underlying security, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying securities, and the remaining time to the option’s expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or the trading volume diminishes. Gain or loss on purchased options, if any, is included in “Net realized gain (loss) on purchased options contracts” on the Statement of Operations. Gain or loss on written options, if any, is presented separately as “Net realized gain (loss) on written options contracts” on the Statement of Operations.
D. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid during the fiscal period ended October 31, 2023 was as follows:

Distributions paid from:
Ordinary income	$251,622
Capital gains	—
Return of capital	—
As of October 31, 2023, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income	$35,398
Accumulated capital and other gain (loss)	—
Net unrealized appreciation (depreciation)	(376,692)
E. Income Taxes
The Fund intends to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and

Notes to Financial Statements (Continued)
FT Cboe Vest DJIA® Dogs 10 Target Income ETF
October 31, 2023
amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable year ended 2023 remains open to federal and state audit. As of October 31, 2023, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2023, for federal income tax purposes, the Fund had no capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains.
Certain losses realized during the current fiscal period may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal period ended October 31, 2023, the Fund had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal period ended October 31, 2023, the adjustments for the Fund were as follows:

Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
$—	$—	$—
As of October 31, 2023, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$7,808,449	$209,147	$(585,839)	$(376,692)
F. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
First Trust is responsible for the expenses of the Fund including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services and license fees (if any), but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary

Notes to Financial Statements (Continued)
FT Cboe Vest DJIA® Dogs 10 Target Income ETF
October 31, 2023
expenses. The annual unitary management fee payable by the Fund to First Trust for these services will be reduced at certain levels of the Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.75000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.73125%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.71250%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.69375%
Fund net assets greater than $10 billion	0.67500%
Cboe VestSM Financial LLC (“Cboe Vest”), an affiliate of First Trust, serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. Pursuant to the Investment Management Agreement, between the Trust, on behalf of the Fund, and the Advisor, and the Investment Sub-Advisory Agreement among the Trust, on behalf of the Fund, the Advisor and Cboe Vest, First Trust will supervise Cboe Vest and its management of the investment of the Fund’s assets and will pay Cboe Vest for its services as the Fund’s sub-advisor. Cboe Vest receives a sub-advisory fee equal to 0.20% of the average daily net assets of the Fund. Cboe Vest’s fee is paid by the Advisor out of its management fee.
The Trust has multiple service agreements with The Bank of New York Mellon (“BNYM”). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund’s assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal period ended October 31, 2023, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were $5,667,413 and $8,566,849, respectively.
For the fiscal period ended October 31, 2023, the cost of in-kind purchases and proceeds from in-kind sales were $6,857,483 and $0, respectively.
5. Derivative Transactions
The following table presents the types of derivatives held by the Fund at October 31, 2023, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.

		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Options contracts	Equity Risk	Options contracts purchased, at value	$4,075	Options contracts written, at value	$2,200,644

Notes to Financial Statements (Continued)
FT Cboe Vest DJIA® Dogs 10 Target Income ETF
October 31, 2023
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal period ended October 31, 2023, on derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

Statement of Operations Location
Equity Risk Exposure
Net realized gain (loss) on written options contracts	$78,350
Net change in unrealized appreciation (depreciation) on:
Purchased options contracts	(5,665)
Written options contracts	(157,127)
During the fiscal period ended October 31, 2023, the premiums for purchased options contracts opened were $9,740 and the premiums for purchased options contracts closed, exercised and expired were $0.
During the fiscal period ended October 31, 2023, the premiums for written options contracts opened were $2,186,722 and the premiums for written options contracts closed, exercised and expired were $143,205.
The Fund does not have the right to offset financial assets and financial liabilities related to options contracts on the Statement of Assets and Liabilities.
6. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.

Notes to Financial Statements (Continued)
FT Cboe Vest DJIA® Dogs 10 Target Income ETF
October 31, 2023
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before April 24, 2025.
8. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund IV:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of FT Cboe Vest DJIA® Dogs 10 Target Income ETF (the “Fund”), one of the funds constituting the First Trust Exchange-Traded Fund IV, as of October 31, 2023, and the related statements of operations, changes in net assets, and the financial highlights for the period from April 26, 2023 (commencement of investment operations) through October 31, 2023, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations, the changes in its net assets, and the financial highlights for the period from April 26, 2023 (commencement of investment operations) through October 31, 2023, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
December 21, 2023
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
FT Cboe Vest DJIA® Dogs 10 Target Income ETF
October 31, 2023 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable period ended October 31, 2023, the following percentages of income dividend paid by the Fund qualify for the dividends received deduction available to corporations and are hereby designated as qualified dividend income:

Dividend Received Deduction	Qualified Dividend Income
18.11%	15.48%
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will

Additional Information (Continued)
FT Cboe Vest DJIA® Dogs 10 Target Income ETF
October 31, 2023 (Unaudited)
not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

Additional Information (Continued)
FT Cboe Vest DJIA® Dogs 10 Target Income ETF
October 31, 2023 (Unaudited)
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the U.S. has resumed “reasonably” normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund’s shares and result in increased market volatility. During any such events, a fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund’s shares may widen.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Additional Information (Continued)
FT Cboe Vest DJIA® Dogs 10 Target Income ETF
October 31, 2023 (Unaudited)
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
Preferred Securities Risk. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.
Valuation Risk. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions (sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots. If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.
NOT FDIC INSURED  NOT BANK GUARANTEED  MAY LOSE VALUE

Board of Trustees and Officers
FT Cboe Vest DJIA® Dogs 10 Target Income ETF
October 31, 2023 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.

Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Retired; Physician, Edward-Elmhurst Medical Group (2021 to September 2023); Physician and Officer, Wheaton Orthopedics (1990 to 2021)	254	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	Retired; President, ADM Investors Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	254
Director, National Futures
Association and ADMIS
Singapore Ltd.; Formerly,
Director of ADM Investor
Services, Inc., ADM Investor
Services International,
ADMIS Hong Kong Ltd., and
Futures Industry Association

Denise M. Keefe, Trustee (1964)	• Indefinite Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	254
Director and Board Chair of
Advocate Home Health
Services, Advocate Home
Care Products and Advocate
Hospice; Director and Board
Chair of Aurora At Home
(since 2018); Director of
Advocate Physician Partners
Accountable Care
Organization; Director of
RML Long Term Acute Care
Hospitals; Director of Senior
Helpers (since 2021); and
Director of MobileHelp
(since 2022)

Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	254	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	254	None
Bronwyn Wright, Trustee (1971)	• Indefinite Term • Since 2023	Independent Director to a number of Irish collective investment funds (2009 to Present); Various roles at international affiliates of Citibank (1994 to 2009), including Managing Director, Citibank Europe plc and Head of Securities and Fund Services, Citi Ireland (2007 to 2009)	229	None

Board of Trustees and Officers (Continued)
FT Cboe Vest DJIA® Dogs 10 Target Income ETF
October 31, 2023 (Unaudited)
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INTERESTED TRUSTEE
James A. Bowen(1), Trustee, Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P., Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	254	None

Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since 2016
Managing Director and Chief Financial Officer, First Trust
Advisors L.P. and First Trust Portfolios L.P.; Chief Financial
Officer, BondWave LLC (Software Development Company) and
Stonebridge Advisors LLC (Investment Advisor)

Derek D. Maltbie (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2023
Senior Vice President, First Trust Advisors L.P. and First Trust
Portfolios L.P., July 2021 to Present. Previously, Vice President,
First Trust Advisors L.P. and First Trust Portfolios L.P., 2014 -
2021.

W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.

(1)
Mr. Bowen is deemed an “interested person” of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.
(2)
The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
FT Cboe Vest DJIA® Dogs 10 Target Income ETF
October 31, 2023 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•  Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•  Information about your transactions with us, our affiliates or others;
•  Information we receive from your inquiries by mail, e-mail or telephone; and
•  Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•  In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•  We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2023

First Trust Exchange-Traded Fund IV
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Cboe VestSM Financial LLC
8350 Broad Street, Suite 240
McLean, VA 22102
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

First Trust Exchange-Traded Fund IV

First Trust North American Energy Infrastructure Fund (EMLP)
First Trust EIP Carbon Impact ETF (ECLN)
FT Energy Income Partners Strategy ETF (EIPX)
Annual Report For the Period Ended October 31, 2023

First Trust Exchange-Traded Fund IV
Annual Report
October 31, 2023

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Energy Income Partners, LLC (“EIP” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, as the “Funds”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on each Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund’s performance and investment approach.
By reading the portfolio commentary from the portfolio management team(s) of the Funds, you may obtain an understanding of how the market environment affected each Fund’s performance. The statistical information that follows may help you understand each Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Exchange-Traded Fund IV
Annual Letter from the Chairman and CEO
October 31, 2023
Dear Shareholders,
First Trust is pleased to provide you with the annual report for certain series of the First Trust Exchange-Traded Fund IV (the “Funds”), which contains detailed information about the Funds for the twelve months ended October 31, 2023. Please note that the FT Energy Income Partners Strategy ETF was incepted on November 2, 2022, and so the information in this letter and the annual report prior to that date does not apply to this Fund.
The Bureau of Economic Analysis recently announced that U.S. real gross domestic product (“GDP”) grew by a staggering 4.9% in the third quarter of 2023 and is now up 2.9% on a year-over-year basis from where it stood in the third quarter of 2022. The most recent quarter’s GDP data represents the fastest growth rate for any quarter since 2014. Consumer spending, which rose by 4.0% over the period, was responsible for 2.7 percentage points of the total increase in GDP. Whether the consumer can keep up this pace of spending remains to be seen, especially given recent news that excess savings from the pandemic-era stimulus have likely been depleted. From a global perspective, the International Monetary Fund (“IMF”) notes that progress in fighting inflation has led to lower economic growth. In their October 2023 publication of the World Economic Outlook, the IMF projected that the growth in world economic output is expected to slow from 3.5% in 2022 to 2.9% in 2024. The economic growth in advanced economies is projected to plummet from 2.6% in 2022 to 1.4% in 2024.
In the notes to their September 2023 meeting, the Federal Open Market Committee revealed that they may need to keep interest rates “higher for longer” as they continue to battle stubbornly high inflation. As many investors are likely aware, a higher Federal Funds target rate can have deep implications for consumers, such as driving up the cost of borrowing for homes, automobiles, and other large purchases. The American consumer has yet to feel the full weight of those burdens, in my opinion. That said, the data reveals a different story among corporate America. S&P Global Market Intelligence reported that a total of 516 U.S. corporations filed for bankruptcy protection on a year-to-date basis through September 30, 2023, up from a total of 263 corporate bankruptcy filings over the same period last year. Higher interest rates and Treasury bond yields have also sapped demand for commercial property loans. Data from Trepp, LLC, a leading provider of data and analytics to the commercial real estate and banking markets, revealed that just $28.2 billion of loans converted into commercial mortgage-backed securities have been issued in 2023, the lowest figure since 2011.
The financial markets battled a myriad of headwinds over the past year, from geopolitical uncertainty resulting from war (the conflicts between Israel and Hamas and Russia and Ukraine), to slowing global economic growth and sticky inflation. Brian Wesbury, Chief Economist at First Trust, notes that a U.S. economic recession is likely to begin at some point early next year. While calls for a recession may concern some investors, the following may offer solace. Data from Bloomberg reveals that the S&P 500® Index has posted positive total returns over the 3-year period following every recession since 1948.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Funds again in six months.
Sincerely,

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust North American Energy Infrastructure Fund (EMLP)
The First Trust North American Energy Infrastructure Fund (the “Fund”) is an actively managed exchange-traded fund. The Fund’s investment objective is to seek total return. The Fund will invest, under normal market conditions, at least 80% of its net assets (including investment borrowings) in equity securities of companies deemed by Energy Income Partners, LLC (“EIP” or the “Sub- Advisor”) to be engaged in the energy infrastructure sector. These companies principally include U.S. and Canadian natural gas and electric utilities, corporations operating energy infrastructure assets such as pipelines or renewable energy production, utilities, publicly-traded master limited partnerships or limited liability companies taxed as partnerships (“MLPs”), MLP affiliates, and other companies that derive the majority of their revenues from operating or providing services in support of infrastructure assets such as pipelines, power transmission and petroleum and natural gas storage in the petroleum, natural gas and power generation industries (collectively, “energy infrastructure companies”). The Fund will invest principally in energy infrastructure companies. Under normal market conditions, the Fund will invest at least 80% of its net assets (including investment borrowings) in equity securities of companies headquartered or incorporated in the United States and Canada.

Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 10/31/23	5 Years Ended 10/31/23	10 Years Ended 10/31/23	Inception (6/20/12) to 10/31/23	5 Years Ended 10/31/23	10 Years Ended 10/31/23	Inception (6/20/12) to 10/31/23
Fund Performance
NAV	2.49%	7.24%	5.17%	6.34%	41.81%	65.59%	100.99%
Market Price	2.41%	7.27%	5.14%	6.34%	42.06%	65.14%	101.11%
Index Performance
Blended Benchmark(1)	3.51%	9.09%	6.12%	7.12%	54.49%	81.14%	118.51%
S&P 500® Index	10.14%	11.01%	11.18%	12.59%	68.59%	188.47%	285.02%

(1)
The Blended Benchmark consists of the following two indices: 50% of the PHLX Utility Sector Index which is a market capitalization weighted index composed of geographically diverse public U.S. utility stocks; and 50% of the Alerian MLP Total Return Index which is a float-adjusted, capitalization weighted composite of the most prominent energy Master Limited Partnerships (MLPs). Indices are unmanaged and an investor cannot invest directly in an index. All index returns assume that distributions are reinvested when they are received. The Blended Benchmark returns are calculated by using the monthly return of the two indices during each period shown above. At the beginning of each month the two indices are rebalanced to a 50-50 ratio to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Blended Benchmark for each period shown above.

(See Notes to Fund Performance Overview on page 9.)

Fund Performance Overview (Unaudited) (Continued)
First Trust North American Energy Infrastructure Fund (EMLP) (Continued)

Industry Allocation	% of Total Long-Term Investments
Electric Power & Transmission	29.7%
Natural Gas Transmission	25.3
Petroleum Product Transmission	14.7
Nat. Gas Gathering & Processing	12.1
Crude Oil Transmission	11.8
Oil & Gas Production	1.5
Marine	0.3
Propane	0.1
Other	4.5
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Enterprise Products Partners, L.P.	8.1%
Energy Transfer, L.P.	6.9
Plains GP Holdings, L.P., Class A	6.2
Sempra	4.8
DT Midstream, Inc.	4.5
Kinder Morgan, Inc.	4.4
ONEOK, Inc.	4.4
MPLX, L.P.	3.3
Targa Resources Corp.	3.1
American Electric Power Co., Inc.	3.1
Total	48.8%

Performance of a $10,000 Initial Investment
October 31, 2013 - October 31, 2023

$40,000
$30,000
$20,000
$10,000
$0
$28,847
$18,114
$16,559
10/31/13
4/30/14
10/31/14
4/30/15
10/31/15
4/30/16
10/31/16
4/30/17
10/31/17
4/30/18
10/31/18
4/30/19
10/31/19
4/30/20
10/31/20
4/30/21
10/31/21
4/30/22
10/31/22
4/30/23
10/31/23
First Trust North American Energy Infrastructure Fund
Blended Benchmark
S&P 500® Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at  https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust EIP Carbon Impact ETF (ECLN)
The First Trust EIP Carbon Impact ETF (the “Fund”) seeks to achieve a competitive risk-adjusted total return balanced between dividends and capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its net assets (including investment borrowings) in the equity securities of companies identified by the Fund’s investment sub-advisor, Energy Income Partners, LLC (“EIP” or the “Sub Advisor”), as having or seeking to have a positive carbon impact. The Sub-Advisor defines positive carbon impact companies as companies that reduce, have a publicly available plan to reduce, or enable the reduction of carbon and other greenhouse gas emissions from the production, transportation, conversion, storage and use of energy.

Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 10/31/23	Inception (8/19/19) to 10/31/23	Inception (8/19/19) to 10/31/23
Fund Performance
NAV	-8.15%	4.85%	22.01%
Market Price	-8.36%	4.77%	21.63%
Index Performance
PHLX Utility Sector Index	-9.00%	2.43%	10.61%
S&P 500® Index	10.14%	10.78%	53.72%
(See Notes to Fund Performance Overview on page 9.)

Fund Performance Overview (Unaudited) (Continued)
First Trust EIP Carbon Impact ETF (ECLN) (Continued)

Industry Allocation	% of Total Long-Term Investments
Electric Power & Transmission	57.8%
Natural Gas Transmission	30.4
Nat. Gas Gathering & Processing	6.2
Petroleum Product Transmission	2.1
Gas Production	1.6
Propane	0.1
Marine	0.0*
Other	1.8
Total	100.0%

*	Amount is less than 0.1%.

Top Ten Holdings	% of Total Long-Term Investments
DT Midstream, Inc.	6.3%
Sempra	4.6
Cheniere Energy Partners, L.P.	4.4
Atmos Energy Corp.	4.2
American Electric Power Co., Inc.	4.1
Southern (The) Co.	3.8
Xcel Energy, Inc.	3.8
Targa Resources Corp.	3.5
WEC Energy Group, Inc.	3.5
Public Service Enterprise Group, Inc.	3.4
Total	41.6%

Performance of a $10,000 Initial Investment
August 19, 2019 - October 31, 2023
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$15,372
$12,201
$11,061
8/19/19
10/31/19
4/30/20
10/31/20
4/30/21
10/31/21
4/30/22
10/31/22
4/30/23
10/31/23
First Trust EIP Carbon Impact ETF
PHLX Utility Sector Index
S&P 500® Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at  https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
FT Energy Income Partners Strategy ETF (EIPX)
The FT Energy Income Partners Strategy ETF’s (the “Fund”) investment objective is to seek risk-adjusted total return. Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its net assets (plus any borrowing for investment purposes) in a portfolio of equity securities in the broader energy market (“Energy Companies”). Energy Companies include companies in the Global Industry Classification Standard (“GICS”) energy sector, companies in the GICS utility sector (excluding water utilities), or companies in any other GICS sectors that derive at least 50% of their revenues or profits from exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing, of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, petrochemicals, electricity, coal, uranium, hydrogen or other energy sources, renewable energy production, renewable energy equipment, energy storage, carbon, carbon dioxide, carbon dioxide and fugitive methane mitigation and management, as well as electric transmission, distribution, storage and system reliability support. Energy Companies also include companies providing engineering, consulting and construction services that derive at least 50% of their revenues or profits from the above, all of which are selected by Energy Income Partners, LLC, the Fund’s investment sub-advisor (“EIP” or the “Sub-Advisor”). These companies may include publicly traded master limited partnerships or limited liability companies taxed as partnerships (“MLPs”) and MLP affiliates.

Performance
Cumulative Total Returns
Inception (11/2/22) to 10/31/23
Fund Performance
NAV	8.71%
Market Price	8.76%
Index Performance
S&P Global 1200 Energy Index	4.65%
(See Notes to Fund Performance Overview on page 9.)

Fund Performance Overview (Unaudited) (Continued)
FT Energy Income Partners Strategy ETF (EIPX) (Continued)

Industry Allocation	% of Total Long-Term Investments
Oil & Gas Production	26.1%
Natural Gas Transmission	18.6
Petroleum Product Transmission	15.4
Electric Power & Transmission	12.6
Crude Oil Transmission	8.5
Nat. Gas Gathering & Processing	7.7
Coal	1.0
Marine	0.2
Other	9.9
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Shell PLC, ADR	7.3%
Enterprise Products Partners, L.P.	7.2
TotalEnergies SE, ADR	6.0
Energy Transfer, L.P.	5.5
BP PLC, ADR	4.4
Plains GP Holdings, L.P., Class A	3.8
MPLX, L.P.	3.6
Cheniere Energy Partners, L.P.	3.2
Kinder Morgan, Inc.	2.9
Exxon Mobil Corp.	2.8
Total	46.7%

Performance of a $10,000 Initial Investment
November 2, 2022 - October 31, 2023

$11,000
$10,500
$10,000
$9,500
$10,871
$10,465
11/2/22
4/30/23
10/31/23
FT Energy Income Partners Strategy ETF
S&P Global 1200 Energy Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at  https://www.ftportfolios.com/Retail/etf/home.aspx.

Notes to Fund Performance Overview (Unaudited)
Total returns for the periods since inception are calculated from the inception date of each Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under Securities and Exchange Commission rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Prior to January 1, 2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund’s NAV was calculated. Since shares of each Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future performance.

Portfolio Commentary
First Trust Exchange-Traded Fund IV
Annual Report
October 31, 2023 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust”) is the investment advisor to the First Trust North American Energy Infrastructure Fund (“EMLP”), the First Trust EIP Carbon Impact ETF (“ECLN”) and the FT Energy Income Partners Strategy ETF (“EIPX”) (each a “Fund” and collectively, the “Funds”). First Trust is responsible for the ongoing monitoring of each Fund’s investment portfolio, managing each Fund’s business affairs and providing certain administrative services necessary for the management of each Fund.
Sub-Advisor
Energy Income Partners, LLC
Energy Income Partners, LLC (“EIP”), located in Westport, CT, was founded in 2003 to provide professional asset management services in publicly traded energy-related infrastructure companies with above average dividend payout ratios operating pipelines and related storage and handling facilities, electric power transmission and distribution as well as long contracted or regulated power generation from renewables and other sources. The corporate structure of the portfolio companies includes C-corporations, partnerships and energy infrastructure real estate investment trusts. EIP mainly focuses on investments in assets that receive steady fee-based or regulated income from their corporate and individual customers. EIP manages or supervises approximately $4.9 billion of assets as of October 31, 2023. EIP advises two privately offered partnerships for U.S. high net worth individuals and an open-end mutual fund. EIP also manages separately managed accounts and provides its model portfolio to unified managed accounts. Finally, in addition to the Funds, EIP serves as a sub-advisor to four closed-end management investment companies and a sleeve of a series of a variable insurance trust. EIP is a registered investment advisor with the Securities and Exchange Commission.
Portfolio Management Team
The following persons serve as portfolio managers of the Funds:
James J. Murchie, Co-Founder, Chief Executive Officer, Co-Portfolio Manager and Principal of Energy Income Partners, LLC
Eva Pao, Co-Founder, Co-Portfolio Manager and Principal of Energy Income Partners, LLC
John K. Tysseland, Co-Portfolio Manager and Principal of Energy Income Partners, LLC
The portfolio managers are primarily and jointly responsible for the day-to-day management of the Funds’ portfolios.
Commentary
First Trust North American Energy Infrastructure Fund
The Fund’s investment objective is to seek total return. The Fund pursues its investment objective by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in equity securities of companies deemed by EIP to be engaged in the energy infrastructure sector. These companies principally include U.S. and Canadian natural gas and electric utilities, corporations operating energy infrastructure assets such as pipelines or renewable energy production, utilities, publicly-traded master limited partnerships or limited liability companies taxed as partnerships (“MLPs”), MLP affiliates, and other companies that derive the majority of their revenues from operating and providing services in support of infrastructure assets such as pipelines, power transmission and petroleum, natural gas storage in the petroleum, natural gas and power generation industries (collectively, “energy infrastructure companies”). The Fund will invest principally in energy infrastructure companies. Under normal market conditions, the Fund will invest at least 80% of its net assets (including investment borrowings) in equity securities of companies headquartered or incorporated in the United States and Canada. There can be no assurance that the Fund’s investment objective will be achieved. The Fund may not be appropriate for all investors.
Market Recap
As measured by the Alerian MLP Total Return Index (“AMZX” or “MLP Index”) and the PHLX Utility Sector Index (the “UTY Index”), the total return for energy-related MLPs and utilities for the 12-month period ended October 31, 2023 was 16.60% and -9.00%, respectively. These figures are according to data collected from Bloomberg. As measured by the S&P 500® Index (the Index”), the broader equity market over the same period returned 10.14%.

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund IV
Annual Report
October 31, 2023 (Unaudited)
Performance Analysis
On a net asset value (“NAV”) basis for the 12-month period ended October 31, 2023, the Fund provided a total return of 2.49%, including the reinvestment of dividends. This compares, according to collected data, to a total return of 3.51%(1) or the compounded average of the two indices (the “Blended Benchmark”) (16.60% for the MLP Index and -9.00% for the UTY Index), and 10.14% for the Index.
The Fund declared quarterly distributions during the period as follows: $0.2094 per share in December 2022; $0.2688 per share in March 2023; $0.2929 per share in June 2023; and $0.2823 per share in September 2023.
The Fund’s NAV total return of 2.49% underperformed the Index by 765 basis points (“bps”) and underperformed the 3.51% average return of the Blended Benchmark by 102 bps. While strong performance of the Fund’s pipeline and midstream infrastructure companies helped drive positive returns over the last twelve months, the underperformance of the Fund relative to the Blended Benchmark was due to overweight positions in renewable developers that are not included in the Blended Benchmark.
The selloff in utilities was driven by concerns about higher costs for renewables as a bellwether large-cap company in the utilities sector reduced the growth outlook for its renewable subsidiary. This subsidiary provides the parent with a publicly traded financing option for completed renewable projects. However, declining share prices for all renewable developers led to a negative feedback loop rendering this financing vehicle less economic and ultimately led to the parent cutting its growth rate for the subsidiary in half. While this was a drag on sentiment for regulated utilities broadly, EIP does not view higher costs for renewables as an ongoing risk for the utility sector.
Most renewable projects are built by so-called renewable developers, not by the regulated utilities that are monopolies earning a regulated return on all investment. But it just so happens that a few utility parent companies also engage in renewable development as a separate business, and it is that connection that EIP believes scared investors in late September. Onshore wind and solar still account for 90% of planned capacity additions over the next five years and remain the low-cost source of power generation in the U.S. EIP believes any cost pressures driven by supply chain issues and higher financing costs will be passed through in higher prices sufficient to allow developers to make a competitive return on invested capital.
As for the MLP Index, it has continued to become more concentrated as companies representing over 19% of the MLP Index were acquired and are no longer trading as separately traded MLPs (thus excluded from the MLP Index). EIP has sought to consistently run a more conservative portfolio compared to the MLP Index. This conservatism is reflected in holding a more diversified set of higher quality companies that themselves have more conservative balance sheets, lower dividend payout ratios, less exposure to commodity prices and more stable cash flows.
Market and Fund Outlook
The underperformance of the Fund relative to the Index was not remarkable as most of the index performance was driven by fewer than 10 stocks. The nine largest companies of the Index accounted for over 90% of index performance in this period. As of October 31, 2023, the Fund trades at a 29% discount relative to the Index that trades at a forward 12-month P/E of 17.6x versus 16.5x a year ago. EIP’s view is optimistic regarding the Fund’s portfolio based on continued earnings growth among the energy infrastructure companies coupled with low valuations relative to the Index based on forward 12-month earnings expectations.
In EIP’s opinion, the long-term outlook for electricity and natural gas infrastructure is positive. As low-cost renewables continue to grow, additional infrastructure is necessary to connect increasingly diverse sources of energy supply to consumers. Utilities are also now experiencing incremental electricity demand from the electrification of vehicles to power hungry data centers, while the negative impact of more efficient devices, especially LED lighting, abates as the replacement cycle matures. Additionally, the long-term trend away from coal-fired power generation seems likely to continue. Publicly owned utilities’ five-year integrated resource plans and continued announcements of coal plant retirements support this view. In most cases, these retirements are being replaced with natural gas and/or renewables requiring new transport infrastructure. These necessary investments by utilities grow the investment base (known as “rate base”) upon which they earn their allowed rates of return which in turn grow earnings.
EIP is optimistic about the technological breakthroughs in energy and invest in companies like renewable developers and network utilities that, where renewable resources are abundant, benefit from the lower cost and higher performance of renewables, batteries, and other new grid-related innovations. But EIP is not a venture capitalist; companies in the Fund’s portfolio must have a track record

(1)
The total return is the monthly rebalanced return for the MLP Index and UTY Index

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund IV
Annual Report
October 31, 2023 (Unaudited)
of profitability and a willingness to share some portion of that profitability through distributions. While the names in the portfolio change over time, the strategy and the sources of earnings stability and growth remain the same: investing in monopoly infrastructure that provides the low-cost way of shipping the lowest cost form of energy.
First Trust EIP Carbon Impact ETF
The Fund’s investment objective is to seek to achieve a competitive risk-adjusted total return balanced between dividends and capital appreciation. The Fund pursues its investment objective by investing, under normal market condition at least 80% of its net assets (including investment borrowings) in equity securities of companies identified by EIP as having or seeking to have a positive carbon impact. EIP defines positive carbon impact companies as companies that reduce, have a publicly available plan to reduce, or enable the reduction of carbon and other greenhouse gas (“GHG”) emissions from the production, transportation, conversion, storage and use of energy. The Fund’s investments will be concentrated in the industries constituting the energy infrastructure sector. These companies principally include: utilities; natural gas pipeline companies; manufacturers, contracted developers and/or owners of renewable energy; and other companies that derive the majority of their earnings from manufacturing, operating or providing services in support of infrastructure assets and/or infrastructure activities such as renewable energy equipment, energy storage, carbon capture and sequestration, fugitive methane abatement and energy transmission and distribution equipment. The Fund will generally not invest in companies comprising the following industries: coal production, oil exploration and production, or crude oil storage, transportation and delivery. The Fund’s portfolio will be principally composed of equity securities, including common stock, depositary receipts, and units issued by master limited partnerships (“MLPs”) and may also include investments in money market funds. Such securities may be issued by small, mid and large capitalization companies operating in developed market countries and may be denominated in a non U.S. currency. There can be no assurance that the Fund’s investment objective will be achieved. The Fund may not be appropriate for all investors.
Market Recap
As measured by the S&P 500® Index (the “Index”) and the PHLX Utility Sector Index (the “UTY Index”), the total returns for the 12-month period ended October 31, 2023 were 10.14% and -9.00%, respectively. These figures are according to data collected from Bloomberg.
Performance Analysis
On a net asset value (“NAV”) basis for the 12-month period ended October 31, 2023, the Fund provided a total return of -8.15%, including the reinvestment of dividends. The Fund’s NAV total return of -8.15% underperformed the Index by 1,829 basis points (“bps”) and outperformed the UTY Index by 85 bps. The Fund’s overweight positions in natural gas infrastructure companies (not in the UTY) and underweight positions in certain regulated utilities (in the UTY) contributed to the Fund’s outperformance during the period.
The selloff in utilities was driven by concerns about higher costs for renewables as a bellwether large-cap company in the utilities sector reduced the growth outlook for its renewable subsidiary. This subsidiary provides the parent with a publicly traded financing option for completed renewable projects. However, declining share prices for all renewable developers led to a negative feedback loop rendering this financing vehicle less economic and ultimately led to the parent cutting its growth rate for the subsidiary in half. While this was a drag on sentiment for regulated utilities broadly, EIP does not view higher costs for renewables as an ongoing risk for the utility sector.
Most renewable projects are built by so-called renewable developers, not by the regulated utilities that are monopolies earning a regulated return on all investment. But it just so happens that a few utility parent companies also engage in renewable development as a separate business, and it is that connection that EIP believes scared investors in late September. Onshore wind and solar still account for 90% of planned capacity additions over the next five years and remain the low-cost source of power generation in the U.S. EIP believes any cost pressures driven by supply chain issues and higher financing costs will be passed through in higher prices sufficient to allow developers to make a competitive return on invested capital.
Compared to the UTY Index, EIP has sought to consistently run a more diversified portfolio that invests in companies that have a positive carbon impact that includes regulated utilities, renewable developers and other companies that enable the reduction of carbon emissions. EIP believes that rapidly evolving state and federal energy policies and regulations, paired with technological innovation, continue to drive the transition to an energy system that is safer, cleaner and more reliable. EIP also believes investors in regulated utilities, renewable developers and other energy infrastructure companies have an opportunity to participate in these changes. EIP is optimistic that companies involved in activities aimed at reducing carbon and other GHG emissions have good growth potential.

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund IV
Annual Report
October 31, 2023 (Unaudited)
The Fund declared quarterly distributions during the fiscal year as follows: $0.1564 per share in December 2022; $0.1138 per share in March 2023; $0.1459 per share in June 2023; and $0.1741 per share in September 2023.
Market and Fund Outlook
In EIP’s opinion, the long-term outlook for electricity and natural gas infrastructure is positive. As low-cost renewables continue to grow, additional infrastructure is necessary to connect increasingly diverse sources of energy supply to consumers. Utilities are also now experiencing incremental electricity demand from the electrification of vehicles to power hungry data centers, while the negative impact of more efficient devices, especially LED lighting, abates as the replacement cycle matures. Additionally, the long-term trend away from coal-fired power generation seems likely to continue. Publicly owned utilities’ five-year integrated resource plans and continued announcements of coal plant retirements support this view. In most cases, these retirements are being replaced with natural gas and/or renewables requiring new transport infrastructure. These necessary investments by utilities grow the investment base (known as “rate base”) upon which they earn their allowed rates of return which in turn grow earnings.
EIP is optimistic about the technological breakthroughs in energy and invest in companies like renewable developers and network utilities that, where renewable resources are abundant, benefit from the lower cost and higher performance of renewables, batteries, and other new grid-related innovations. But EIP is not a venture capitalist; companies in the Fund’s portfolio must have a track record of profitability and a willingness to share some portion of that profitability through distributions. While the names in the portfolio change over time, the strategy and the sources of earnings stability and growth remain the same: investing in monopoly infrastructure that provides the low-cost way of shipping the lowest cost form of energy.
FT Energy Income Partners Strategy ETF
The Fund’s investment objective is to seek risk-adjusted total return. The Fund pursues its investment objective by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities in the broader energy market (“Energy Companies”). Energy Companies include companies in the Global Industry Classification Standard (“GICS”) energy sector, companies in the GICs utility sector (excluding water utilities), or companies in any other GICS sectors that derive at least 50% of their revenues or profits from exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing, of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, petrochemicals, electricity, coal, uranium, hydrogen or other energy sources, renewable energy production, renewable energy equipment, energy storage, carbon, carbon dioxide, carbon dioxide and fugitive methane mitigation and management, as well as electric transmission, distribution, storage and system reliability support. Energy Companies also include companies providing engineering, consulting and construction services that derive at least 50% of their revenues or profits from the above. These companies may include publicly traded master limited partnerships or limited liability companies taxed as partnerships (“MLPs”) and MLP affiliates. The Fund may invest in U.S. and non-U.S. companies, including depositary receipts and investments that are denominated in U.S. or non-U.S. currencies, with various market capitalizations. There can be no assurance that the Fund’s investment objective will be achieved. The Fund may not be appropriate for all investors.
Market Recap
As measured by the S&P Global 1200 Energy Index (“SPTRGL10” or the “Benchmark”), the total return from the Fund’s inception date of November 2, 2022 to October 31, 2023 was 4.65%. These figures are according to data collected from Bloomberg. As measured by the S&P 500® Index (the “Index”), the broader equity market over the same period returned 13.43%.
Performance Analysis
On a net asset value (“NAV”) basis from the Fund’s inception date to October 31, 2023, the Fund provided a total return of 8.71%, including the reinvestment of dividends. The Fund’s NAV total return of 8.71% outperformed the Benchmark by 406 basis points (“bps”). The outperformance for this period was partially driven by EIP’s overweight positions in pipeline MLPs that are not included in the Benchmark and overweight positions in some of the non-U.S. integrated oil and gas companies (“IOCs”). EIP believes performance for this period reflects EIP’s diversified approach to investing in energy. While the Benchmark includes a diversified group of energy companies, it does not include other sectors that can provide stable and growing earnings such as pipeline MLPs and utilities.
The Fund declared quarterly distributions during the fiscal period as follows: $0.0685 per share in December 2022; $0.1671 per share in March 2023; $0.1928 per share in June 2023; and $0.1968 per share in September 2023.

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund IV
Annual Report
October 31, 2023 (Unaudited)
Market and Fund Outlook
The 592 basis points in underperformance of the portfolio relative to the Index was not remarkable as most of index performance was driven by fewer than 10 stocks. The nine largest companies of the Index accounted for over 90% of index performance in this period. Now, the portfolio trades at a 43% discount relative to the Index that trades at a forward 12-month P/E of 17.6x versus 16.5x a year ago.(1) EIP is optimistic regarding the Fund’s portfolio based on continued earnings growth among the energy infrastructure companies coupled with low valuations of the conventional energy companies in the portfolio relative to the Index based on forward 12-month earnings expectations.
EIP views the current level of capital discipline among conventional oil and gas producers as well as pipeline and midstream energy companies as a bullish development for investors. Global capital spending for upstream oil and gas has collapsed due to, in EIP’s opinion, previous over-investment, poor historical returns and environmental, social and corporate governance pressures. Instead, cash flows are being redirected to share repurchase, debt reduction, special dividends and in some cases renewable investments. EIP views these trends as positive for investors, but EIP does not view the current amount of capital spending as being sufficient to offset natural production declines nor to grow capacity. Fossil fuels such as natural gas, oil, and coal still account for more than 82% of global primary energy use. Global real gross domestic product (“GDP”) has a strong historical relationship to global primary energy use. Over the last fifty-plus years there has never been a five-year period where average global GDP or average global primary energy use has declined. In EIP’s opinion, the lack of conventional oil and gas supply growth and what appears to be inevitable demand growth over any reasonable investment horizon provides solid fundamentals for conventional energy investors. EIP also believes the long-term outlook for electricity and natural gas infrastructure is positive. As low-cost renewables continue to grow, additional infrastructure is necessary to connect increasingly diverse sources of energy supply to consumers. Utilities are also now experiencing incremental electricity demand from the electrification of vehicles to power hungry data centers, while the negative impact of more efficient devices, especially LED lighting, abates as the replacement cycle matures. Additionally, the long-term trend away from coal-fired power generation seems likely to continue. Publicly owned utilities’ five-year integrated resource plans and continued announcements of coal plant retirements support this view. In most cases, these retirements are being replaced with natural gas and/or renewables requiring new transport infrastructure. These necessary investments by utilities grow the investment base (known as “rate base”) upon which they earn their allowed rates of return which in turn grow earnings.

(1)
Source: Bloomberg as of October 31, 2023

First Trust Exchange-Traded Fund IV
Understanding Your Fund Expenses
October 31, 2023 (Unaudited)
As a shareholder of First Trust North American Energy Infrastructure Fund, First Trust EIP Carbon Impact ETF or FT Energy Income Partners Strategy ETF (each a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2023.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust North American Energy Infrastructure Fund (EMLP)
Actual	$1,000.00	$990.80	0.95%	$4.77
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	0.95%	$4.84
First Trust EIP Carbon Impact ETF (ECLN)
Actual	$1,000.00	$900.40	0.95%	$4.55
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	0.95%	$4.84
FT Energy Income Partners Strategy ETF (EIPX)
Actual	$1,000.00	$1,038.00	0.95%	$4.88
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	0.95%	$4.84

(a)
Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (May 1, 2023 through October 31, 2023), multiplied by 184/365 (to reflect the six-month period).

First Trust North American Energy Infrastructure Fund (EMLP)
Portfolio of Investments
October 31, 2023

Shares	Description	Value
COMMON STOCKS (a) — 67.9%
	Construction & Engineering — 2.3%
318,740	Quanta Services, Inc.	$53,267,829
	Electric Utilities — 17.6%
972,410	Alliant Energy Corp.	47,443,884
903,766	American Electric Power Co., Inc.	68,270,484
66,368	Constellation Energy Corp.	7,494,275
140,146	Duke Energy Corp.	12,457,578
41,747	Emera, Inc. (CAD)	1,367,333
2,867,167	Enel S.p.A., ADR	18,005,809
193,906	Entergy Corp.	18,535,474
224,281	Evergy, Inc.	11,021,168
725,459	Eversource Energy	39,022,440
76,160	Exelon Corp.	2,965,670
49,778	Fortis, Inc. (CAD)	1,976,403
367,916	Iberdrola S.A., ADR	16,339,149
178,476	IDACORP, Inc.	16,903,462
427,423	NextEra Energy, Inc.	24,918,761
90,226	Orsted A/S, ADR	1,450,834
2,113,983	PPL Corp.	51,940,562
616,310	Southern (The) Co.	41,477,663
293,311	Xcel Energy, Inc.	17,384,543
		398,975,492
	Energy Equipment & Services — 0.3%
529,492	Archrock, Inc.	6,708,664
	Gas Utilities — 6.7%
787,193	AltaGas Ltd. (CAD)	14,622,745
434,682	Atmos Energy Corp.	46,797,864
11,966	Chesapeake Utilities Corp.	1,060,307
1,229,322	National Fuel Gas Co.	62,633,956
125,973	New Jersey Resources Corp.	5,111,984
328,187	ONE Gas, Inc.	19,822,495
97,548	UGI Corp.	2,028,999
		152,078,350
	Independent Power and Renewable Electricity Producers — 1.3%
1,115,883	AES (The) Corp.	16,626,657
575,343	Clearway Energy, Inc., Class A	11,719,737
104,241	Northland Power, Inc. (CAD)	1,465,049
		29,811,443
	Multi-Utilities — 13.2%
1,165,654	ATCO Ltd., Class I (CAD)	29,882,098
79,684	Canadian Utilities Ltd., Class A (CAD)	1,685,905
118,461	CenterPoint Energy, Inc.	3,184,232
540,335	CMS Energy Corp.	29,361,804
288,440	DTE Energy Co.	27,799,847
Shares	Description	Value

	Multi-Utilities (Continued)
1,088,925	Public Service Enterprise Group, Inc.	$67,132,226
1,525,803	Sempra	106,851,984
432,129	WEC Energy Group, Inc.	35,170,979
		301,069,075
	Oil, Gas & Consumable Fuels — 24.6%
202,694	Cheniere Energy, Inc.	33,732,335
1,841,734	DT Midstream, Inc.	99,398,384
978,676	Enbridge, Inc.	31,356,779
2,406,037	Keyera Corp. (CAD)	55,954,349
6,078,701	Kinder Morgan, Inc.	98,474,956
1,492,016	ONEOK, Inc.	97,279,443
827,685	Targa Resources Corp.	69,202,743
507,718	TC Energy Corp.	17,490,885
1,631,504	Williams (The) Cos., Inc.	56,123,738
		559,013,612
	Professional Services — 1.8%
314,472	Jacobs Solutions, Inc.	41,919,118
	Water Utilities — 0.1%
16,260	American Water Works Co., Inc.	1,912,989
	Total Common Stocks	1,544,756,572
	(Cost $1,474,664,622)

Units	Description	Value
MASTER LIMITED PARTNERSHIPS — 29.7%
	Chemicals — 0.3%
387,211	Westlake Chemical Partners, L.P.	8,301,804
	Energy Equipment & Services — 0.2%
152,416	USA Compression Partners, L.P.	3,825,641
	Independent Power and Renewable Electricity Producers — 2.0%
1,677,753	NextEra Energy Partners, L.P. (b)	45,416,774
	Oil, Gas & Consumable Fuels — 27.2%
690,975	Cheniere Energy Partners, L.P.	38,528,766
11,701,305	Energy Transfer, L.P.	153,872,161
247,780	EnLink Midstream LLC (b)	3,045,216
6,873,364	Enterprise Products Partners, L.P.	178,982,399
720,750	Hess Midstream, L.P., Class A (b)	21,622,500
2,045,251	MPLX, L.P.	73,710,846
See Notes to Financial Statements

First Trust North American Energy Infrastructure Fund (EMLP)
Portfolio of Investments (Continued)
October 31, 2023
Units	Description	Value
MASTER LIMITED PARTNERSHIPS (Continued)
	Oil, Gas & Consumable Fuels (Continued)
8,729,352	Plains GP Holdings, L.P., Class A (b)	$136,876,239
412,423	Western Midstream Partners, L.P.	11,065,309
		617,703,436
	Total Master Limited Partnerships	675,247,655
	(Cost $482,108,477)

Shares	Description	Value
MONEY MARKET FUNDS — 1.7%
37,784,989	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 5.22% (c)	37,784,989
	(Cost $37,784,989)

	Total Investments — 99.3%	2,257,789,216
	(Cost $1,994,558,088)
	Net Other Assets and Liabilities — 0.7%	15,474,787
	Net Assets — 100.0%	$2,273,264,003

(a)	Securities are issued in U.S. dollars unless otherwise indicated in the security description.
(b)	This security is taxed as a “C” corporation for federal income tax purposes.
(c)	Rate shown reflects yield as of October 31, 2023.

Abbreviations throughout the Portfolio of Investments:
ADR	– American Depositary Receipt
CAD	– Canadian Dollar

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 10/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 1,544,756,572	$ 1,544,756,572	$ —	$ —
Master Limited Partnerships*	675,247,655	675,247,655	—	—
Money Market Funds	37,784,989	37,784,989	—	—
Total Investments	$2,257,789,216	$2,257,789,216	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust EIP Carbon Impact ETF (ECLN)
Portfolio of Investments
October 31, 2023

Shares	Description	Value
COMMON STOCKS (a) — 85.0%
	Construction & Engineering — 1.9%
2,121	Fluor Corp. (b)	$70,608
3,024	Quanta Services, Inc.	505,371
		575,979
	Electric Utilities — 34.1%
19,468	Alliant Energy Corp.	949,844
15,281	American Electric Power Co., Inc.	1,154,327
919	Constellation Energy Corp.	103,773
3,595	Duke Energy Corp.	319,560
852	Edison International	53,727
7,883	Emera, Inc. (CAD)	258,191
58,253	Enel S.p.A., ADR	365,829
3,166	Entergy Corp.	302,638
11,974	Evergy, Inc.	588,402
13,811	Eversource Energy	742,894
3,934	Fortis, Inc. (CAD)	156,197
18,783	Hydro One Ltd. (CAD) (c) (d)	487,064
7,291	Iberdrola S.A., ADR	323,793
6,718	IDACORP, Inc.	636,262
11,245	NextEra Energy, Inc.	655,584
6,101	OGE Energy Corp.	208,654
440	Orsted A/S (DKK) (c) (d) (e)	21,260
38,273	PPL Corp.	940,368
16,064	Southern (The) Co.	1,081,107
18,098	Xcel Energy, Inc.	1,072,668
		10,422,142
	Gas Utilities — 9.4%
8,444	AltaGas Ltd. (CAD)	156,854
11,120	Atmos Energy Corp.	1,197,179
1,467	Chesapeake Utilities Corp.	129,991
17,163	National Fuel Gas Co.	874,455
1,518	New Jersey Resources Corp.	61,600
7,745	ONE Gas, Inc.	467,798
		2,887,877
	Independent Power and Renewable Electricity Producers — 5.9%
28,474	AES (The) Corp.	424,263
4,342	Brookfield Renewable Corp., Class A (CAD)	98,785
40,639	Clearway Energy, Inc., Class A	827,816
16,018	EDP Renovaveis S.A. (EUR) (e)	257,681
12,714	Northland Power, Inc. (CAD)	178,688
		1,787,233
	Multi-Utilities — 18.1%
20,187	ATCO Ltd., Class I (CAD)	517,503
1,473	CenterPoint Energy, Inc.	39,594
16,723	CMS Energy Corp.	908,728
Shares	Description	Value

	Multi-Utilities (Continued)
8,213	DTE Energy Co.	$791,569
15,836	Public Service Enterprise Group, Inc.	976,289
18,848	Sempra	1,319,926
12,113	WEC Energy Group, Inc.	985,877
		5,539,486
	Oil, Gas & Consumable Fuels — 14.6%
3,688	Cheniere Energy, Inc.	613,757
33,099	DT Midstream, Inc.	1,786,353
15,911	Equitrans Midstream Corp.	141,131
12,059	Targa Resources Corp.	1,008,253
26,985	Williams (The) Cos., Inc.	928,284
		4,477,778
	Professional Services — 0.6%
1,350	Jacobs Solutions, Inc.	179,955
	Water Utilities — 0.4%
1,046	American Water Works Co., Inc.	123,062
	Total Common Stocks	25,993,512
	(Cost $27,842,343)

Units	Description	Value
MASTER LIMITED PARTNERSHIPS — 7.9%
	Independent Power and Renewable Electricity Producers — 3.9%
24,003	Brookfield Renewable Partners, L.P. (CAD)	500,398
25,343	NextEra Energy Partners, L.P. (f)	686,035
		1,186,433
	Oil, Gas & Consumable Fuels — 4.0%
22,286	Cheniere Energy Partners, L.P.	1,242,667
	Total Master Limited Partnerships	2,429,100
	(Cost $3,188,302)

See Notes to Financial Statements

First Trust EIP Carbon Impact ETF (ECLN)
Portfolio of Investments (Continued)
October 31, 2023
Shares	Description	Value
MONEY MARKET FUNDS — 7.0%
2,150,834	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 5.22% (g)	$2,150,834
	(Cost $2,150,834)

	Total Investments — 99.9%	30,573,446
	(Cost $33,181,479)
	Net Other Assets and Liabilities — 0.1%	18,055
	Net Assets — 100.0%	$30,591,501

(a)	Securities are issued in U.S. dollars unless otherwise indicated in the security description.
(b)	Non-income producing security.
(c)
This security is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the
“1933 Act”) and may be resold in transactions exempt from
registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it
trades freely without any additional registration. As such, it does not require the additional disclosure required of
restricted securities.

(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(e)
This security is fair valued by the Advisor’s Pricing
Committee in accordance with procedures approved by the
Trust’s Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940 and rules
thereunder, as amended. At October 31, 2023, securities
noted as such are valued at $278,941 or 0.9% of net assets.
Certain of these securities are fair valued using a factor
provided by a third-party pricing service due to the change in value between the foreign markets’ close and the New York
Stock Exchange close exceeding a certain threshold. On days
when this threshold is not exceeded, these securities are
typically valued at the last sale price on the exchange on
which they are principally traded.

(f)	This security is taxed as a “C” corporation for federal income tax purposes.
(g)	Rate shown reflects yield as of October 31, 2023.

Abbreviations throughout the Portfolio of Investments:
ADR	– American Depositary Receipt
CAD	– Canadian Dollar
DKK	– Danish Krone
EUR	– Euro

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 10/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Electric Utilities	$ 10,422,142	$ 10,400,882	$ 21,260	$ —
Independent Power and Renewable Electricity Producers	1,787,233	1,529,552	257,681	—
Other Industry Categories*	13,784,137	13,784,137	—	—
Master Limited Partnerships*	2,429,100	2,429,100	—	—
Money Market Funds	2,150,834	2,150,834	—	—
Total Investments	$30,573,446	$30,294,505	$278,941	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

FT Energy Income Partners Strategy ETF (EIPX)
Portfolio of Investments
October 31, 2023

Shares	Description	Value
COMMON STOCKS (a) — 69.5%
	Construction & Engineering — 1.3%
16,283	Quanta Services, Inc.	$2,721,215
	Electric Utilities — 6.3%
30,030	Alliant Energy Corp.	1,465,164
16,483	American Electric Power Co., Inc.	1,245,126
3,188	Constellation Energy Corp.	359,989
320,677	Enel S.p.A., ADR	2,013,851
10,314	Entergy Corp.	985,915
17,065	Evergy, Inc.	838,574
7,043	Eversource Energy	378,843
5,279	Exelon Corp.	205,564
51,834	Iberdrola S.A., ADR	2,301,948
17,879	NextEra Energy, Inc.	1,042,346
39,619	PPL Corp.	973,439
22,726	Southern (The) Co.	1,529,460
		13,340,219
	Energy Equipment & Services — 6.0%
277,693	Archrock, Inc.	3,518,370
20,461	Cactus, Inc., Class A	960,439
57,793	Halliburton Co.	2,273,576
9,117	Nabors Industries Ltd. (b)	890,184
62,306	NOV, Inc.	1,243,628
61,986	Patterson-UTI Energy, Inc.	787,222
37,607	Schlumberger N.V.	2,093,206
25,427	Tenaris S.A., ADR	796,374
		12,562,999
	Gas Utilities — 4.0%
29,598	AltaGas Ltd. (CAD)	549,807
16,100	Atmos Energy Corp.	1,733,326
106,026	National Fuel Gas Co.	5,402,025
13,839	ONE Gas, Inc.	835,875
		8,521,033
	Independent Power and Renewable Electricity Producers — 0.8%
19,351	AES (The) Corp.	288,330
64,735	Clearway Energy, Inc., Class A	1,318,652
		1,606,982
	Multi-Utilities — 5.8%
125,218	ATCO Ltd., Class I (CAD)	3,210,023
9,126	CMS Energy Corp.	495,907
1,648	DTE Energy Co.	158,834
53,772	Public Service Enterprise Group, Inc.	3,315,044
70,498	Sempra	4,936,975
2,663	WEC Energy Group, Inc.	216,742
		12,333,525
Shares	Description	Value

	Oil, Gas & Consumable Fuels — 44.2%
244,621	BP PLC, ADR	$8,948,236
25,528	Canadian Natural Resources Ltd. (CAD)	1,621,053
49,977	Cenovus Energy, Inc. (CAD)	952,149
14,052	Cheniere Energy, Inc.	2,338,534
11,570	Chevron Corp.	1,686,096
63,086	Coterra Energy, Inc.	1,734,865
11,211	Diamondback Energy, Inc.	1,797,347
90,290	DT Midstream, Inc.	4,872,951
59,426	Enbridge, Inc.	1,904,009
13,673	EOG Resources, Inc.	1,726,216
53,743	Exxon Mobil Corp.	5,688,697
81,172	Imperial Oil Ltd. (CAD)	4,625,941
161,351	Keyera Corp. (CAD)	3,752,349
362,701	Kinder Morgan, Inc.	5,875,756
4,272	Marathon Petroleum Corp.	646,140
32,428	ONEOK, Inc.	2,114,306
5,273	Phillips 66	601,491
7,101	Pioneer Natural Resources Co.	1,697,139
55,857	Range Resources Corp.	2,001,915
229,733	Shell PLC, ADR	14,964,808
11,374	SM Energy Co.	458,600
232,795	Southwestern Energy Co. (b)	1,659,828
29,369	Targa Resources Corp.	2,455,542
55,826	TC Energy Corp.	1,923,206
184,372	TotalEnergies SE, ADR	12,279,175
34,357	Tourmaline Oil Corp. (CAD)	1,816,765
4,071	Valero Energy Corp.	517,017
15,813	Vital Energy, Inc. (b)	791,282
50,604	Williams (The) Cos., Inc.	1,740,778
		93,192,191
	Professional Services — 1.1%
17,062	Jacobs Solutions, Inc.	2,274,364
	Total Common Stocks	146,552,528
	(Cost $146,290,493)

Units	Description	Value
MASTER LIMITED PARTNERSHIPS — 27.2%
	Energy Equipment & Services — 0.5%
44,277	USA Compression Partners, L.P.	1,111,353
	Independent Power and Renewable Electricity Producers — 1.0%
75,239	NextEra Energy Partners, L.P. (c)	2,036,720
	Oil, Gas & Consumable Fuels — 25.7%
63,484	Alliance Resource Partners, L.P.	1,442,674
See Notes to Financial Statements

FT Energy Income Partners Strategy ETF (EIPX)
Portfolio of Investments (Continued)
October 31, 2023
Units	Description	Value
MASTER LIMITED PARTNERSHIPS (Continued)
	Oil, Gas & Consumable Fuels (Continued)
117,580	Cheniere Energy Partners, L.P.	$6,556,261
846,239	Energy Transfer, L.P.	11,128,043
565,928	Enterprise Products Partners, L.P.	14,736,765
79,733	Hess Midstream, L.P., Class A (c)	2,391,990
68,853	Kimbell Royalty Partners, L.P. (c)	1,109,910
206,186	MPLX, L.P.	7,430,944
12,208	Natural Resource Partners, L.P.	805,728
492,143	Plains GP Holdings, L.P., Class A (c)	7,716,802
51,395	TXO Partners, L.P.	1,003,744
		54,322,861
	Total Master Limited Partnerships	57,470,934
	(Cost $53,920,295)

Shares	Description	Value
MONEY MARKET FUNDS — 2.7%
5,764,575	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 5.22% (d)	5,764,575
	(Cost $5,764,575)

	Total Investments — 99.4%	209,788,037
	(Cost $205,975,363)
	Net Other Assets and Liabilities — 0.6%	1,188,155
	Net Assets — 100.0%	$210,976,192

(a)	Securities are issued in U.S. dollars unless otherwise indicated in the security description.
(b)	Non-income producing security.
(c)	This security is taxed as a “C” corporation for federal income tax purposes.
(d)	Rate shown reflects yield as of October 31, 2023.

Abbreviations throughout the Portfolio of Investments:
ADR	– American Depositary Receipt
CAD	– Canadian Dollar

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 10/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 146,552,528	$ 146,552,528	$ —	$ —
Master Limited Partnerships*	57,470,934	57,470,934	—	—
Money Market Funds	5,764,575	5,764,575	—	—
Total Investments	$209,788,037	$209,788,037	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Exchange-Traded Fund IV
Statements of Assets and Liabilities
October 31, 2023

	First Trust North American Energy Infrastructure Fund (EMLP)	First Trust EIP Carbon Impact ETF (ECLN)	FT Energy Income Partners Strategy ETF (EIPX)
ASSETS:
Investments, at value	$2,257,789,216	$30,573,446	$209,788,037
Foreign currency, at value	216	—	—
Receivables:
Dividends	14,395,325	40,760	880,477
Investment securities sold	2,834,148	—	207,821
Capital shares sold	1,315,470	—	7,275,041
Reclaims	81,718	2,243	5,205
Total Assets	2,276,416,093	30,616,449	218,156,581

LIABILITIES:
Payables:
Investment advisory fees	1,866,687	24,948	141,985
Investment securities purchased	1,285,403	—	7,038,404
Total Liabilities	3,152,090	24,948	7,180,389
NET ASSETS	$2,273,264,003	$30,591,501	$210,976,192

NET ASSETS consist of:
Paid-in capital	$2,290,362,956	$34,501,042	$208,051,562
Par value	864,050	13,500	101,500
Accumulated distributable earnings (loss)	(17,963,003)	(3,923,041)	2,823,130
NET ASSETS	$2,273,264,003	$30,591,501	$210,976,192
NET ASSET VALUE, per share	$26.31	$22.66	$20.79
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	86,405,000	1,350,002	10,150,002
Investments, at cost	$1,994,558,088	$33,181,479	$205,975,363
Foreign currency, at cost (proceeds)	$216	$—	$—
See Notes to Financial Statements

First Trust Exchange-Traded Fund IV
Statements of Operations
For the Period Ended October 31, 2023

	First Trust North American Energy Infrastructure Fund (EMLP)	First Trust EIP Carbon Impact ETF (ECLN)	FT Energy Income Partners Strategy ETF (EIPX) (a)
INVESTMENT INCOME:
Dividends	$58,724,238	$1,120,063	$3,388,207
Foreign withholding tax	(1,947,744)	(34,128)	(252,780)
Total investment income	56,776,494	1,085,935	3,135,427

EXPENSES:
Investment advisory fees	23,626,655	325,286	1,148,581
Total expenses	23,626,655	325,286	1,148,581
NET INVESTMENT INCOME (LOSS)	33,149,839	760,649	1,986,846

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	107,661,444	(1,400,910)	(1,260,992)
In-kind redemptions	192,539,420	1,555,684	3,350,095
Foreign currency transactions	(123,061)	(16,357)	(1,233)
Net realized gain (loss)	300,077,803	138,417	2,087,870
Net change in unrealized appreciation (depreciation) on:
Investments	(267,693,161)	(3,854,408)	3,812,674
Foreign currency translation	(259)	13	(313)
Net change in unrealized appreciation (depreciation)	(267,693,420)	(3,854,395)	3,812,361
NET REALIZED AND UNREALIZED GAIN (LOSS)	32,384,383	(3,715,978)	5,900,231
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$65,534,222	$(2,955,329)	$7,887,077

(a)	Inception date is November 2, 2022, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
See Notes to Financial Statements

First Trust Exchange-Traded Fund IV
Statements of Changes in Net Assets

	First Trust North American Energy Infrastructure Fund (EMLP)		First Trust EIP Carbon Impact ETF (ECLN)
	Year Ended 10/31/2023	Year Ended 10/31/2022	Year Ended 10/31/2023	Year Ended 10/31/2022
OPERATIONS:
Net investment income (loss)	$33,149,839	$25,780,173	$760,649	$273,761
Net realized gain (loss)	300,077,803	110,578,584	138,417	696,748
Net change in unrealized appreciation (depreciation)	(267,693,420)	77,549,288	(3,854,395)	(283,507)
Net increase (decrease) in net assets resulting from operations	65,534,222	213,908,045	(2,955,329)	687,002

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(97,994,977)	(33,630,677)	(859,756)	(331,016)
Return of capital	—	(41,859,413)	—	—
Total distributions to shareholders	(97,994,977)	(75,490,090)	(859,756)	(331,016)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	268,430,716	398,965,547	8,925,761	13,026,378
Cost of shares redeemed	(533,010,958)	(96,213,496)	(6,147,043)	(2,436,473)
Net increase (decrease) in net assets resulting from shareholder transactions	(264,580,242)	302,752,051	2,778,718	10,589,905
Total increase (decrease) in net assets	(297,040,997)	441,170,006	(1,036,367)	10,945,891

NET ASSETS:
Beginning of period	2,570,305,000	2,129,134,994	31,627,868	20,681,977
End of period	$2,273,264,003	$2,570,305,000	$30,591,501	$31,627,868

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	96,255,000	85,105,000	1,250,002	850,002
Shares sold	9,850,000	14,900,000	350,000	500,000
Shares redeemed	(19,700,000)	(3,750,000)	(250,000)	(100,000)
Shares outstanding, end of period	86,405,000	96,255,000	1,350,002	1,250,002

(a)	Inception date is November 2, 2022, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
See Notes to Financial Statements

FT Energy Income Partners Strategy ETF (EIPX)
Period Ended 10/31/2023 (a)

$1,986,846
2,087,870
3,812,361
7,887,077

(4,081,596)
—
(4,081,596)

231,740,383
(24,569,672)
207,170,711
210,976,192

—
$210,976,192

—
11,350,002
(1,200,000)
10,150,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund IV
Financial Highlights
For a share outstanding throughout each period
First Trust North American Energy Infrastructure Fund (EMLP)

	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$26.70	$25.02	$19.68	$24.83	$22.64
Income from investment operations:
Net investment income (loss)	0.36 (a)	0.37	0.19	0.20	0.36
Net realized and unrealized gain (loss)	0.30	2.14	6.01	(4.33)	2.81
Total from investment operations	0.66	2.51	6.20	(4.13)	3.17
Distributions paid to shareholders from:
Net investment income	(1.05)	(0.37)	(0.86)	(0.70)	(0.29)
Return of capital	—	(0.46)	—	(0.32)	(0.69)
Total distributions	(1.05)	(0.83)	(0.86)	(1.02)	(0.98)
Net asset value, end of period	$26.31	$26.70	$25.02	$19.68	$24.83
Total return (b)	2.49%	10.19%	31.97%	(16.69)%	14.22%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$2,273,264	$2,570,305	$2,129,135	$1,687,897	$2,565,360
Ratio of total expenses to average net assets	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income (loss) to average net assets	1.33%	1.08%	0.71%	1.13%	1.52%
Portfolio turnover rate (c)	32%	32%	52%	46%	33%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund IV
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust EIP Carbon Impact ETF (ECLN)

	Year Ended October 31,				Period Ended 10/31/2019 (a)
	2023	2022	2021	2020
Net asset value, beginning of period	$25.30	$24.33	$21.40	$20.70	$20.09
Income from investment operations:
Net investment income (loss)	0.55 (b)	0.31	0.31	0.30	0.05
Net realized and unrealized gain (loss)	(2.57)	1.05	2.98	0.85	0.56
Total from investment operations	(2.02)	1.36	3.29	1.15	0.61
Distributions paid to shareholders from:
Net investment income	(0.59)	(0.29)	(0.36)	(0.33)	—
Net realized gain	(0.03)	(0.10)	—	—	—
Return of capital	—	—	—	(0.12)	—
Total distributions	(0.62)	(0.39)	(0.36)	(0.45)	—
Net asset value, end of period	$22.66	$25.30	$24.33	$21.40	$20.70
Total return (c)	(8.15)%	5.62%	15.49%	5.69%	3.04%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$30,592	$31,628	$20,682	$2,140	$2,070
Ratio of total expenses to average net assets	0.95%	0.95%	0.95%	0.95%	0.95% (d)
Ratio of net investment income (loss) to average net assets	2.22%	1.29%	1.24%	1.45%	1.18% (d)
Portfolio turnover rate (e)	47%	22%	56%	23%	3%

(a)	Inception date is August 19, 2019, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund IV
Financial Highlights (Continued)
For a share outstanding throughout the period
FT Energy Income Partners Strategy ETF (EIPX)

Period Ended 10/31/2023 (a)

Net asset value, beginning of period	$19.72
Income from investment operations:
Net investment income (loss) (b)	0.33
Net realized and unrealized gain (loss)	1.37
Total from investment operations	1.70
Distributions paid to shareholders from:
Net investment income	(0.63)
Net asset value, end of period	$20.79
Total return (c)	8.71%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$210,976
Ratio of total expenses to average net assets	0.95% (d)
Ratio of net investment income (loss) to average net assets	1.64% (d)
Portfolio turnover rate (e)	19%

(a)	Inception date is November 2, 2022, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund IV
October 31, 2023
1. Organization
First Trust Exchange-Traded Fund IV (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of eighteen exchange-traded funds that are offering shares. This report covers the three funds (each a “Fund” and collectively, the “Funds”) listed below, each a non-diversified series of the Trust. The shares of each Fund are listed and traded on the NYSE Arca, Inc.

First Trust North American Energy Infrastructure Fund – (ticker “EMLP”)
First Trust EIP Carbon Impact ETF – (ticker “ECLN”)
FT Energy Income Partners Strategy ETF – (ticker “EIPX”)(1)

(1)	Inception date is November 2, 2022, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
Each Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
Each Fund is an actively managed exchange-traded fund. EMLP’s investment objective is to seek total return. EMLP will invest, under normal market conditions, at least 80% of its net assets (including investment borrowings) in equity securities of companies deemed by Energy Income Partners, LLC (“EIP” or the “Sub-Advisor”) to be engaged in the energy infrastructure sector, which principally include U.S. and Canadian natural gas and electric utilities, corporations operating energy infrastructure assets such as pipelines or renewable energy production, utilities, publicly-traded master limited partnerships or limited liability companies taxed as partnerships (“MLPs”), MLP affiliates, and other companies that derive the majority of their revenues from operating or providing services in support of infrastructure assets such as pipelines, power transmission and petroleum and natural gas storage in the petroleum, natural gas and power generation industries (collectively, “Energy Infrastructure Companies”). In addition, under normal market conditions, the Fund will invest at least 80% of its net assets (including investment borrowings) in equity securities of companies headquartered or incorporated in the United States and Canada. ECLN’s investment objective is to seek to achieve a competitive risk-adjusted total return balanced between dividends and capital appreciation. ECLN will invest, under normal market conditions, at least 80% of its net assets (including investment borrowings) in the equity securities of companies identified by EIP as having or seeking to have a positive carbon impact. The Sub-Advisor defines positive carbon impact companies as companies that reduce, have a publicly available plan to reduce, or enable the reduction of carbon and other greenhouse gas emissions from the production, transportation, conversion, storage and use of energy. ECLN’s investments will be concentrated in the industries constituting the energy infrastructure sector, which principally include utilities, natural gas pipeline companies, manufacturers, contracted developers and/or owners of renewable energy; and other companies that derive the majority of their earnings from manufacturing, operating or providing services in support of infrastructure assets and/or infrastructure activities such as renewable energy equipment, energy storage, carbon capture and sequestration, fugitive methane abatement and energy transmission and distribution equipment. EIPX’s investment objective is to seek risk-adjusted total return. EIPX will invest, under normal market conditions, at least 80% of its net assets (plus any borrowing for investment purposes) in a portfolio of equity securities in the broader energy market (“Energy Companies”), which principally include companies in the Global Industry Classification Standard (“GICS”) energy sector, companies in the GICS utility sector (excluding water utilities), or companies in any other GICS sectors that derive at least 50% of their revenues or profits from exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing, of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, petrochemicals, electricity, coal, uranium, hydrogen or other energy sources, renewable energy production, renewable energy equipment, energy storage, carbon, carbon dioxide, carbon dioxide and fugitive methane mitigation and management, as well as electric transmission, distribution, storage and system reliability support. Energy Companies also include companies providing engineering, consulting and construction services that derive at least 50% of their revenues or profits from the above, all of which are selected by EIP. These companies may include MLPs and MLP affiliates.
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2023
preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Common stocks, MLPs and other equity securities listed on any national or foreign exchange (excluding Nasdaq, Inc. (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Securities trading on foreign exchanges or over-the-counter markets that close prior to the NYSE close may be valued using a systematic fair valuation model provided by a third-party pricing service. If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of the foreign markets.
Shares of open-end funds are valued based on NAV per share.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2023
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
If the securities in question are foreign securities, the following additional information may be considered:
 1)
the last sale price on the exchange on which they are principally traded;
 2)
the value of similar foreign securities traded on other foreign markets;
 3)
ADR trading of similar securities;
 4)
closed-end fund or exchange-traded fund trading of similar securities;
 5)
foreign currency exchange activity;
 6)
the trading prices of financial products that are tied to baskets of foreign securities;
 7)
factors relating to the event that precipitated the pricing problem;
 8)
whether the event is likely to recur;
 9)
whether the effects of the event are isolated or whether they affect entire markets, countries or regions; and
10)
other relevant factors.
Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of the securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of October 31, 2023, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.
Distributions received from a Fund’s investments in MLPs generally are comprised of return of capital and investment income. A Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.
Distributions received from a Fund’s investments in Real Estate Investment Trusts (“REITs”) may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2023
year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
C. Foreign Currency
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statements of Operations.
D. Dividends and Distributions to Shareholders
Dividends from net investment income of each Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually. Each Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by each Fund during the fiscal period ended October 31, 2023 was as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust North American Energy Infrastructure Fund	$97,994,977	$—	$—
First Trust EIP Carbon Impact ETF	818,867	40,889	—
FT Energy Income Partners Strategy ETF	4,081,596	—	—
The tax character of distributions paid by each Fund during the fiscal year ended October 31, 2022 was as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust North American Energy Infrastructure Fund	$33,630,677	$—	$41,859,413
First Trust EIP Carbon Impact ETF	331,016	—	—

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2023
As of October 31, 2023, the components of distributable earnings on a tax basis for each Fund were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust North American Energy Infrastructure Fund	$—	$(251,525,855)	$233,562,852
First Trust EIP Carbon Impact ETF	—	(936,936)	(2,986,105)
FT Energy Income Partners Strategy ETF	—	(296,380)	3,119,510
E. Income Taxes
Each Fund intends to qualify or continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. For EMLP and ECLN, the taxable years ended 2020, 2021, 2022, and 2023 remain open to federal and state audit. For EIPX, the taxable year ended 2023 remains open to federal and state audit. As of October 31, 2023, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2023, for federal income tax purposes, each applicable Fund had a capital loss carryforward available that is shown in the following table, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to each applicable Fund’s shareholders.

Non-Expiring Capital Loss Carryforwards
First Trust North American Energy Infrastructure Fund	$251,525,855
First Trust EIP Carbon Impact ETF	936,936
FT Energy Income Partners Strategy ETF	296,380
During the taxable year ended October 31, 2023, the following Fund utilized capital loss carryforwards in the following amount:

Capital Loss Utilized
First Trust North American Energy Infrastructure Fund	$116,195,015
Certain losses realized during the current fiscal period may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal period ended October 31, 2023, the Funds had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal period ended October 31, 2023, the adjustments for each Fund were as follows:

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2023
	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
First Trust North American Energy Infrastructure Fund	$67,300,847	$(187,775,307)	$120,474,460
First Trust EIP Carbon Impact ETF	61,076	(1,416,073)	1,354,997
FT Energy Income Partners Strategy ETF	2,094,048	(3,076,399)	982,351
As of October 31, 2023, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
First Trust North American Energy Infrastructure Fund	$2,024,226,344	$363,000,959	$(129,438,087)	$233,562,872
First Trust EIP Carbon Impact ETF	33,559,533	1,348,537	(4,334,624)	(2,986,087)
FT Energy Income Partners Strategy ETF	206,668,214	11,776,663	(8,656,840)	3,119,823
F. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
The Trust, on behalf of the Funds, and First Trust have retained EIP, an affiliate of First Trust, to serve as the Funds’ investment sub-advisor. In this capacity, EIP is responsible for the selection and ongoing monitoring of the securities in each Fund’s investment portfolio. Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust will supervise EIP and its management of the investment of each Fund’s assets and will pay EIP for its services as the Funds’ sub-advisor. First Trust will also be responsible for each Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The annual unitary management fee payable by each Fund to First Trust for these services will be reduced at certain levels of each Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.95000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.92625%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.90250%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.87875%
Fund net assets greater than $10 billion	0.85500%
EIP receives a sub-advisory fee for EMLP from First Trust equal to 45% of any remaining monthly investment management fee paid to First Trust after the Fund’s average Fund expenses accrued during the most recent twelve months are subtracted from the investment management fee in a given month. EIP receives a sub-advisory fee for ECLN and EIPX from First Trust equal to 50% of the monthly investment management fee paid to First Trust less one-half of the Fund’s expenses, for which EIP is responsible. During any period in which the Advisor’s management fee is reduced in accordance with the breakpoints described above, the investment sub-advisory fee (which is based on the Advisor’s management fee) paid to EIP will be reduced to reflect the reduction in the Advisor’s management fee.
First Trust Capital Partners, LLC (“FTCP”), an affiliate of First Trust, owns, through a wholly-owned subsidiary, a 15% ownership interest in each of EIP and EIP Partners, LLC, an affiliate of EIP.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2023
The Trust has multiple service agreements with The Bank of New York Mellon (“BNYM”). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund’s assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal period ended October 31, 2023, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
First Trust North American Energy Infrastructure Fund	$758,745,701	$750,442,186
First Trust EIP Carbon Impact ETF	17,611,237	14,646,241
FT Energy Income Partners Strategy ETF	36,138,584	25,862,408
For the fiscal period ended October 31, 2023, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

	Purchases	Sales
First Trust North American Energy Infrastructure Fund	$249,481,952	$490,786,718
First Trust EIP Carbon Impact ETF	7,770,138	6,032,053
FT Energy Income Partners Strategy ETF	215,372,293	24,491,950
5. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2023
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2025 for EMLP and ECLN and October 28, 2024 for EIPX.
7. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund IV:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of First Trust North American Energy Infrastructure Fund, First Trust EIP Carbon Impact ETF, and FT Energy Income Partners Strategy ETF (the “Funds”), each a series of the First Trust Exchange-Traded Fund IV, including the portfolios of investments, as of October 31, 2023, the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2023, and the results of their operations, the changes in their net assets, and the financial highlights for the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

Individual Funds Included in the Trust	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
First Trust North American Energy Infrastructure Fund	For the year ended October 31, 2023	For the years ended October 31, 2023, and 2022	For the years ended October 31, 2023, 2022, 2021, 2020, and 2019
First Trust EIP Carbon Impact ETF	For the year ended October 31, 2023	For the years ended October 31, 2023, and 2022	For the years ended October 31, 2023, 2022, 2021, 2020, and for the period from August 19, 2019 (commencement of investment operations) through October 31, 2019
FT Energy Income Partners Strategy ETF	For the period from November 2, 2022 (commencement of investment operations) through October 31, 2023
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
December 19, 2023
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Exchange-Traded Fund IV
October 31, 2023 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable year ended October 31, 2023, the following percentages of income dividend paid by the Funds qualify for the dividends received deduction available to corporations:

Dividends Received Deduction
First Trust North American Energy Infrastructure Fund	42.87%
First Trust EIP Carbon Impact ETF	93.99%
FT Energy Income Partners Strategy ETF	31.98%
For the taxable year ended October 31, 2023, the following percentages of income dividend paid by the Funds are hereby designated as qualified dividend income:

Qualified Dividend Income
First Trust North American Energy Infrastructure Fund	54.97%
First Trust EIP Carbon Impact ETF	100.00%
FT Energy Income Partners Strategy ETF	73.60%
A portion of each of the Funds’ 2023 ordinary dividends (including short-term capital gains) paid to its shareholders during the fiscal period ended October 31, 2023, may be eligible for the Qualified Business Income Deduction (QBI) under the Internal Revenue Code of 1986, as amended (the “Code”), Section 199A for the aggregate dividends each Fund received from the underlying Real Estate Investment Trusts (REITs) these Funds invest in.
Long-term capital gain distributions designated by the Funds are taxable at the applicable capital gain tax rates for federal income tax purposes. For the fiscal year ended October 31, 2023, the below Fund designated long-term capital gain distributions in the following amount.

Long-Term Capital Gain Distribution
First Trust EIP Carbon Impact ETF	$40,889
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.

Additional Information (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2023 (Unaudited)
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments

Additional Information (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2023 (Unaudited)
could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the U.S. has resumed “reasonably” normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a

Additional Information (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2023 (Unaudited)
fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund’s shares and result in increased market volatility. During any such events, a fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund’s shares may widen.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
Preferred Securities Risk. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.
Valuation Risk. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions (sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots. If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.
NOT FDIC INSURED  NOT BANK GUARANTEED  MAY LOSE VALUE
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Approval of the Continuation of the Investment Management and Sub-Advisory Agreements
The Board of Trustees of First Trust Exchange-Traded Fund IV (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreements (as applicable to a specific Fund, the “Advisory Agreement” and collectively, the “Advisory Agreements”) with First Trust Advisors L.P. (the “Advisor”) and the Investment Sub-Advisory Agreements (as applicable to a specific Fund, the “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements” and together with the Advisory Agreements, the “Agreements”) among the Trust, the Advisor and Energy Income Partners, LLC (the “Sub-Advisor”) on behalf of the following series of the Trust (each a “Fund” and collectively, the “Funds”):

First Trust North American Energy Infrastructure Fund (EMLP)
First Trust EIP Carbon Impact ETF (ECLN)

Additional Information (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2023 (Unaudited)
FT Energy Income Partners Strategy ETF (EIPX)
The Board approved the continuation of the applicable Agreements for each Fund for a one-year period ending June 30, 2024 at a meeting held on June 4–5, 2023.  The Board determined for each Fund that the continuation of the applicable Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements.  At meetings held on April 17, 2023 and June 4–5, 2023, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined:  the services provided by the Advisor and the Sub-Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the sub-advisory fee as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliates, First Trust Portfolios L.P. (“FTP”) and First Trust Capital Partners, LLC (“FTCP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs.  The Board reviewed initial materials with the Advisor at the meeting held on April 17, 2023, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor.  Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 4–5, 2023 meeting, as well as at the June meeting.  The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from each Fund’s perspective.  The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements.  The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s unitary fee.
In reviewing the applicable Agreements for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the applicable Agreements.  With respect to the Advisory Agreements, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services.  The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of each Fund’s investments, including portfolio risk monitoring and performance review.  In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective, policies and restrictions.  The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds.  Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 17, 2023 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex.  With respect to the Sub-Advisory Agreements, the Board noted that each Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund’s investments. The Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to each Fund, including the Sub-Advisor’s day-to-day management of the Funds’ investments. In considering the Sub-Advisor’s management of the Funds, the Board noted the background and experience of the Sub-Advisor’s portfolio management team, including the Board’s prior meetings with members of the portfolio management team.

Additional Information (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2023 (Unaudited)
 In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed each Fund consistent with its investment objective, policies and restrictions.
 The Board considered the unitary fee rate schedule payable by each Fund under the applicable Advisory Agreement for the services provided.  The Board noted that the sub-advisory fee for each Fund is paid by the Advisor from the Fund’s unitary fee.  The Board considered that as part of the unitary fee the Advisor is responsible for each Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the applicable Advisory Agreement and interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any.  The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable.  Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point.  Based on the information provided, the Board noted that the total (net) expense ratio for ECLN was above the median total (net) expense ratio of the peer funds in its respective Expense Group and that the total (net) expense ratio for EMLP was below the median total (net) expense ratio of the peer funds in its respective Expense Group.  With respect to the Expense Groups, the Board, at the April 17, 2023 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including that the Expense Groups contained both actively-managed ETFs and open-end mutual funds, and different business models that may affect the pricing of services among ETF sponsors.  The Board also noted that not all peer funds employ an advisor/sub-advisor management structure.  The Board took these limitations and differences into account in considering the peer data.  With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability.  In considering the unitary fee rate schedules overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for each Fund.  The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Funds.  The Board determined that this process continues to be effective for reviewing each Fund’s performance.  The Board received and reviewed information comparing ECLN’s performance for periods ended December 31, 2022 to the performance of the funds in its Performance Universe and to that of a benchmark index and information comparing EMLP’s performance for periods ended December 31, 2022 to the performance of the funds in its Performance Universe and to that of a blended benchmark index.  Based on the information provided, the Board noted that ECLN outperformed its Performance Universe median and benchmark index for the one-year period ended December 31, 2022 and underperformed its Performance Universe median and outperformed its benchmark index for the three-year period ended December 31, 2022.  The Board noted that EMLP underperformed its Performance Universe median for the one- and three-year periods ended December 31, 2022, outperformed its Performance Universe median for the five- and ten-year periods ended December 31, 2022 and underperformed its blended benchmark index for the one-, three-, five- and ten-year periods ended December 31, 2022.
On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to each Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds at current asset levels and whether the Funds may benefit from any economies of scale.  The Board noted that the unitary fee rate schedule for each Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds.  The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Funds will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff.  The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Funds.  The Board concluded that the unitary fee rate schedule for each Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels.  The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment

Additional Information (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2023 (Unaudited)
advisor to each Fund for the twelve months ended December 31, 2022 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period.  The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable.  In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Funds.  The Board noted that FTCP has an ownership interest in the Sub-Advisor and considered potential indirect benefits to the Advisor from such ownership interest.  The Board also considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP.  The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
The Board considered that the Sub-Advisor anticipates that its expenses will continue to rise due to additions to personnel and system upgrades.  The Board noted that the Advisor pays the Sub-Advisor for each Fund from the unitary fee, that the sub-advisory fee will be reduced consistent with the breakpoints in the unitary fee rate schedule and its understanding that each Fund’s sub-advisory fee was the product of an arm’s length negotiation.  The Board did not review the profitability of the Sub-Advisor with respect to each Fund.  The Board concluded that the profitability analysis for the Advisor was more relevant.  The Board considered indirect benefits that may be realized by the Sub-Advisor from its relationship with the Funds, including soft-dollar arrangements, and considered a summary of such arrangements.  The Board also considered the potential indirect benefits to the Sub-Advisor from the ownership interest of FTCP in the Sub-Advisor. The Board concluded that the character and amount of potential indirect benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund.  No single factor was determinative in the Board’s analysis.
The Board approved the continuation of the applicable Agreements for each Fund for a one-year period ending June 30, 2024 at a meeting held on June 4–5, 2023.  The Board determined for each Fund that the continuation of the applicable Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements.  At meetings held on April 17, 2023 and June 4–5, 2023, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined:  the services provided by the Advisor and the Sub-Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the sub-advisory fee as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliates, First Trust Portfolios L.P. (“FTP”) and First Trust Capital Partners, LLC (“FTCP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs.  The Board reviewed initial materials with the Advisor at the meeting held on April 17, 2023, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor.  Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 4–5, 2023 meeting, as well as at the June meeting.  The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from each Fund’s perspective.  The Board determined that, given the totality

Additional Information (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2023 (Unaudited)
of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements.  The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s unitary fee.
In reviewing the applicable Agreements for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the applicable Agreements.  With respect to the Advisory Agreements, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services.  The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of each Fund’s investments, including portfolio risk monitoring and performance review.  In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective, policies and restrictions.  The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds.  Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 17, 2023 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex.  With respect to the Sub-Advisory Agreements, the Board noted that each Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund’s investments. The Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to each Fund, including the Sub-Advisor’s day-to-day management of the Funds’ investments. In considering the Sub-Advisor’s management of the Funds, the Board noted the background and experience of the Sub-Advisor’s portfolio management team, including the Board’s prior meetings with members of the portfolio management team.  In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed each Fund consistent with its investment objective, policies and restrictions.
 The Board considered the unitary fee rate schedule payable by each Fund under the applicable Advisory Agreement for the services provided.  The Board noted that the sub-advisory fee for each Fund is paid by the Advisor from the Fund’s unitary fee.  The Board considered that as part of the unitary fee the Advisor is responsible for each Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the applicable Advisory Agreement and interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any.  The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable.  Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point.  Based on the information provided, the Board noted that the total (net) expense ratio for ECLN was above the median total (net) expense ratio of the peer funds in its respective Expense Group and that the total (net) expense ratio for EMLP was below the median total (net) expense ratio of the peer funds in its respective Expense Group.  With respect to the Expense Groups, the Board, at the April 17, 2023 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including that the Expense Groups contained both actively-managed ETFs and open-end mutual funds, and different business models that may affect the pricing of services among ETF sponsors.  The Board also noted that not all peer funds employ an advisor/sub-advisor management structure.  The Board took these limitations and differences into account in considering the peer data.  With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability.  In considering the unitary fee rate schedules overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for each Fund.  The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Funds.  The Board determined that this process continues to be effective for reviewing each Fund’s performance.  The Board received and reviewed information comparing ECLN’s performance for periods ended December 31, 2022 to the performance of the funds in its Performance Universe and to that of a benchmark index and information comparing EMLP’s performance for periods ended December 31, 2022 to the performance of the funds in its Performance Universe and to that of a blended benchmark index.  Based on the information provided, the Board noted that ECLN outperformed its Performance Universe

Additional Information (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2023 (Unaudited)
median and benchmark index for the one-year period ended December 31, 2022 and underperformed its Performance Universe median and outperformed its benchmark index for the three-year period ended December 31, 2022.  The Board noted that EMLP underperformed its Performance Universe median for the one- and three-year periods ended December 31, 2022, outperformed its Performance Universe median for the five- and ten-year periods ended December 31, 2022 and underperformed its blended benchmark index for the one-, three-, five- and ten-year periods ended December 31, 2022.
On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to each Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds at current asset levels and whether the Funds may benefit from any economies of scale.  The Board noted that the unitary fee rate schedule for each Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds.  The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Funds will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff.  The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Funds.  The Board concluded that the unitary fee rate schedule for each Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels.  The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2022 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period.  The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable.  In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Funds.  The Board noted that FTCP has an ownership interest in the Sub-Advisor and considered potential indirect benefits to the Advisor from such ownership interest.  The Board also considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP.  The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
The Board considered that the Sub-Advisor anticipates that its expenses will continue to rise due to additions to personnel and system upgrades.  The Board noted that the Advisor pays the Sub-Advisor for each Fund from the unitary fee, that the sub-advisory fee will be reduced consistent with the breakpoints in the unitary fee rate schedule and its understanding that each Fund’s sub-advisory fee was the product of an arm’s length negotiation.  The Board did not review the profitability of the Sub-Advisor with respect to each Fund.  The Board concluded that the profitability analysis for the Advisor was more relevant.  The Board considered indirect benefits that may be realized by the Sub-Advisor from its relationship with the Funds, including soft-dollar arrangements, and considered a summary of such arrangements.  The Board also considered the potential indirect benefits to the Sub-Advisor from the ownership interest of FTCP in the Sub-Advisor. The Board concluded that the character and amount of potential indirect benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund.  No single factor was determinative in the Board’s analysis.
Remuneration
First Trust Advisors L.P. (“First Trust”) is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain First Trust Exchange-Traded Fund IV funds it manages (the “Funds”) in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2022, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Funds is $1,260,306. This figure is comprised of $48,858 paid (or to be paid) in fixed compensation and $1,211,448 paid (or to be paid) in variable compensation. There were a total of 24 beneficiaries of the remuneration described above. Those amounts include

Additional Information (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2023 (Unaudited)
$664,689 paid (or to be paid) to senior management of First Trust Advisors L.P. and $595,617 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Funds (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i.
to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii.
to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii.
to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Funds.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.

Board of Trustees and Officers
First Trust Exchange-Traded Fund IV
October 31, 2023 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.

Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Retired; Physician, Edward-Elmhurst Medical Group (2021 to September 2023); Physician and Officer, Wheaton Orthopedics (1990 to 2021)	254	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	Retired; President, ADM Investors Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	254
Director, National Futures
Association and ADMIS
Singapore Ltd.; Formerly,
Director of ADM Investor
Services, Inc., ADM Investor
Services International,
ADMIS Hong Kong Ltd., and
Futures Industry Association

Denise M. Keefe, Trustee (1964)	• Indefinite Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	254
Director and Board Chair of
Advocate Home Health
Services, Advocate Home
Care Products and Advocate
Hospice; Director and Board
Chair of Aurora At Home
(since 2018); Director of
Advocate Physician Partners
Accountable Care
Organization; Director of
RML Long Term Acute Care
Hospitals; Director of Senior
Helpers (since 2021); and
Director of MobileHelp
(since 2022)

Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	254	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	254	None
Bronwyn Wright, Trustee (1971)	• Indefinite Term • Since 2023	Independent Director to a number of Irish collective investment funds (2009 to Present); Various roles at international affiliates of Citibank (1994 to 2009), including Managing Director, Citibank Europe plc and Head of Securities and Fund Services, Citi Ireland (2007 to 2009)	229	None

Board of Trustees and Officers (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2023 (Unaudited)
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INTERESTED TRUSTEE
James A. Bowen(1), Trustee, Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P., Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	254	None

Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since 2016
Managing Director and Chief Financial Officer, First Trust
Advisors L.P. and First Trust Portfolios L.P.; Chief Financial
Officer, BondWave LLC (Software Development Company) and
Stonebridge Advisors LLC (Investment Advisor)

Derek D. Maltbie (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2023
Senior Vice President, First Trust Advisors L.P. and First Trust
Portfolios L.P., July 2021 to Present. Previously, Vice President,
First Trust Advisors L.P. and First Trust Portfolios L.P., 2014 -
2021.

W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.

(1)
Mr. Bowen is deemed an “interested person” of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.
(2)
The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Exchange-Traded Fund IV
October 31, 2023 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•  Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•  Information about your transactions with us, our affiliates or others;
•  Information we receive from your inquiries by mail, e-mail or telephone; and
•  Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•  In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•  We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2023

First Trust Exchange-Traded Fund IV
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Energy Income Partners, LLC
10 Wright Street
Westport, CT 06880
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

Annual Report
For the Year Ended
October 31, 2023

First Trust Exchange-Traded Fund IV

First Trust SSI Strategic Convertible Securities (FCVT)

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Annual Report
October 31, 2023
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or SSI Investment Management LLC (“SSI” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the “Trust”) described in this report (First Trust SSI Strategic Convertible Securities ETF; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust SSI Strategic Convertible Securities ETF (FCVT)
Annual Letter from the Chairman and CEO
October 31, 2023
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust SSI Strategic Convertible Securities ETF (the “Fund”), which contains detailed information about the Fund for the twelve months ended October 31, 2023.
The Bureau of Economic Analysis recently announced that U.S. real gross domestic product (“GDP”) grew by a staggering 4.9% in the third quarter of 2023 and is now up 2.9% on a year-over-year basis from where it stood in the third quarter of 2022. The most recent quarter’s GDP data represents the fastest growth rate for any quarter since 2014. Consumer spending, which rose by 4.0% over the period, was responsible for 2.7 percentage points of the total increase in GDP. Whether the consumer can keep up this pace of spending remains to be seen, especially given recent news that excess savings from the pandemic-era stimulus have likely been depleted. From a global perspective, the International Monetary Fund (“IMF”) notes that progress in fighting inflation has led to lower economic growth. In their October 2023 publication of the World Economic Outlook, the IMF projected that the growth in world economic output is expected to slow from 3.5% in 2022 to 2.9% in 2024. The economic growth in advanced economies is projected to plummet from 2.6% in 2022 to 1.4% in 2024.
In the notes to their September 2023 meeting, the Federal Open Market Committee revealed that they may need to keep interest rates “higher for longer” as they continue to battle stubbornly high inflation. As many investors are likely aware, a higher Federal Funds target rate can have deep implications for consumers, such as driving up the cost of borrowing for homes, automobiles, and other large purchases. The American consumer has yet to feel the full weight of those burdens, in my opinion. That said, the data reveals a different story among corporate America. S&P Global Market Intelligence reported that a total of 516 U.S. corporations filed for bankruptcy protection on a year-to-date basis through September 30, 2023, up from a total of 263 corporate bankruptcy filings over the same period last year. Higher interest rates and Treasury bond yields have also sapped demand for commercial property loans. Data from Trepp, LLC, a leading provider of data and analytics to the commercial real estate and banking markets, revealed that just $28.2 billion of loans converted into commercial mortgage-backed securities have been issued in 2023, the lowest figure since 2011.
The financial markets battled a myriad of headwinds over the past year, from geopolitical uncertainty resulting from war (the conflicts between Israel and Hamas and Russia and Ukraine), to slowing global economic growth and sticky inflation. Brian Wesbury, Chief Economist at First Trust, notes that a U.S. economic recession is likely to begin at some point early next year. While calls for a recession may concern some investors, the following may offer solace. Data from Bloomberg reveals that the S&P 500® Index has posted positive total returns over the 3-year period following every recession since 1948.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
The First Trust SSI Strategic Convertible Securities ETF (the “Fund”) is an actively managed exchange-traded fund that seeks total return by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in a portfolio of U.S. and non-U.S. convertible securities. The shares of the Fund are listed and traded on Nasdaq, Inc. under the ticker symbol “FCVT.”
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 10/31/23	5 Years Ended 10/31/23	Inception (11/3/15) to 10/31/23	5 Years Ended 10/31/23	Inception (11/3/15) to 10/31/23
Fund Performance
NAV	-6.08%	6.79%	6.84%	38.89%	69.71%
Market Price	-6.50%	6.61%	6.73%	37.73%	68.32%
Index Performance
ICE BofA All US Convertible Index	-0.48%	8.73%	8.40%	52.00%	90.57%
Total returns for the period since inception are calculated from the inception date of the Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Prior to January 1, 2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund’s NAV was calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

Fund Performance Overview (Unaudited) (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT) (Continued)
Sector Allocation	% of Total Investments
Information Technology	24.6%
Health Care	16.3
Consumer Discretionary	10.6
Communication Services	10.6
Financials	10.5
Industrials	10.3
Utilities	5.3
Energy	5.1
Real Estate	3.8
Materials	1.7
Consumer Staples	1.2
Total	100.0%
Top Ten Holdings	% of Total Investments
Palo Alto Networks, Inc., 6/1/25	2.5%
Snap, Inc., 3/1/28	2.0
Wells Fargo & Co., Series L	1.9
Uber Technologies, Inc., 12/15/25	1.7
DexCom, Inc., 11/15/25	1.7
ON Semiconductor Corp., 3/1/29	1.6
Workiva, Inc., 8/15/28	1.3
NCL Corp., Ltd., 2/15/27	1.3
Liberty Media Corp., 9/30/53	1.3
Pioneer Natural Resources Co., 5/15/25	1.3
Total	16.6%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Portfolio Commentary
First Trust SSI Strategic Convertible Securities ETF (FCVT)
Annual Report
October 31, 2023 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust SSI Strategic Convertible Securities ETF (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
SSI Investment Management LLC
SSI Investment Management LLC (“SSI” or the “Sub-Advisor”) is the sub-advisor to the Fund and is a registered investment advisor based in Los Angeles, California. SSI is an innovative investment management firm specializing in alternative investment solutions utilizing convertible assets, equity securities and hedging strategies.
Portfolio Management Team
The following persons serve as portfolio managers of the Fund.
George M. Douglas – CFA, Principal and Chief Investment Officer of SSI
Ravi Malik – CFA, Principal and Portfolio Manager of SSI
Michael J. Opre – CFA, Portfolio Manager of SSI
Florian Eitner – CFA, Portfolio Manager of SSI
Stephen R. Wachtel – CFA, Portfolio Manager of SSI
The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Each portfolio manager has served as part of the portfolio management team of the Fund since 2015, except for Mr. Wachtel, who has served as part of the Fund’s portfolio management team since 2020.
Commentary
Market Recap – For the 12-month period ended October 31, 2023:
•	Declining inflation, continued monetary tightening by the Federal Reserve (the “Fed”) and flat earnings growth have acted as crosscurrents for the economy and capital markets.
•	U.S. real gross domestic product expanded by 4.9% in the third quarter of 2023, suggesting a near term recession is unlikely, in our opinion.
•	Corporate earnings growth is expected to be flat in 2023, before rebounding by 11% in 2024.
•	High Yield credit spreads narrowed by 27 basis points (“bps”).
•	Ten-year Treasury yields rose 88 bps to 4.93% as potential rate cuts were postponed and economic activity exceeded expectations.
•	Within the convertible universe, the Energy, Technology and Financials sectors outperformed, while the Transportation, Materials and Utilities sectors lagged.
•	Mid cap and yield alternatives convertibles outperformed.
•	Convertible new issuance rebounded from $39 billion in fiscal year 2022 to $50 billion in fiscal year 2023.
Fund Performance
•	Convertible performance was driven by mixed returns in equities and positive returns in high yield markets for the 12-month period ended October 31, 2023. The S&P 500® Index rose 10.14%, while the Russell 2000® Index fell 8.56% and the Bloomberg High Yield Index rose 6.23%, for the same period.
•	Fixed income posted slight positive returns with the Bloomberg US Aggregate Bond Index up 0.36% for the 12-month period ended October 31, 2023.

Portfolio Commentary (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
Annual Report
October 31, 2023 (Unaudited)
•	On a one-year trailing basis, as of October 31, 2023, the Fund generated a net loss of 6.08% based on net asset value, while the ICE BofA All US Convertible Index (VXA0) (the “Benchmark”) declined 0.48%.
•	The Fund has historically emphasized balanced bonds while also overweighting higher quality, larger cap companies. During the 12-month period ended October 31, 2023, these market segments underperformed, causing portfolio returns to trail the Benchmark.
•	An underweight in the Utilities sector had the largest contribution to the Fund’s relative returns, while security selection in the Consumer Discretionary sector also aided relative returns for the 12-month period ended October 31, 2023.
•	For the same period, security selection in the Health Care and Information Technology sectors were the largest detractors to the Fund’s relative returns.
Investment Outlook
•	In our opinion, the Fed appears to be at the end of the current tightening cycle, although it has indicated that rates are likely to remain “higher for longer.”
•	Interest rates have moved up substantially, but inflation is in a downtrend and the economy has performed better than most investors expected.
•	Corporations are benefitting from the stronger economy and earnings are expected to rebound.
•	From a structural perspective, we believe the convertible market is attractively positioned to capture the upside in the markets while providing downside protection. Equity sensitivity and investment value premium for the convertible market are near or at multi-year lows.
•	Given the current environment, the Fund selectively increased exposure to yield-oriented convertibles.
•	The Fund’s portfolio is overweight the Industrials, Energy and Media sectors, while the Utilities and Consumer Discretionary sectors are the largest underweights.
•	Both portfolio duration (1.98 years) and credit quality (BB-) are generally in line with the Benchmark.
•	We believe convertibles offer significant participation if the markets, especially small and mid-cap stocks, resume their upward trend, but can also offer income and downside protection if the market is range-bound or experiences a downturn.

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Understanding Your Fund Expenses
October 31, 2023 (Unaudited)
As a shareholder of the First Trust SSI Strategic Convertible Securities ETF (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2023.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
Actual	$1,000.00	$952.70	0.95%	$4.68
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	0.95%	$4.84

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (May 1, 2023 through October 31, 2023), multiplied by 184/365 (to reflect the six-month period).

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Portfolio of Investments
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CONVERTIBLE CORPORATE BONDS – 91.4%
	Aerospace & Defense – 1.8%
$750,000	Axon Enterprise, Inc. (a)	0.50%	12/15/27	$808,875
593,000	JPMorgan Chase Financial Co., LLC	0.50%	06/15/27	656,451
				1,465,326
	Air Freight & Logistics – 0.5%
404,000	Air Transport Services Group, Inc. (a)	3.88%	08/15/29	374,912
	Automobile Components – 0.5%
443,000	Patrick Industries, Inc.	1.75%	12/01/28	418,857
	Automobiles – 1.9%
885,000	Ford Motor Co.	(b)	03/15/26	811,987
675,000	Rivian Automotive, Inc. (a)	4.63%	03/15/29	713,138
				1,525,125
	Banks – 0.7%
540,000	Morgan Stanley Finance LLC	1.00%	11/23/27	538,910
	Biotechnology – 7.2%
400,000	Alnylam Pharmaceuticals, Inc.	1.00%	09/15/27	347,815
405,000	Ascendis Pharma A/S	2.25%	04/01/28	358,931
392,000	BioMarin Pharmaceutical, Inc.	1.25%	05/15/27	378,846
555,000	Bridgebio Pharma, Inc.	2.25%	02/01/29	408,735
393,000	Cytokinetics, Inc.	3.50%	07/01/27	362,346
1,068,000	Exact Sciences Corp.	0.38%	03/01/28	887,783
366,000	Exact Sciences Corp. (a)	2.00%	03/01/30	377,163
745,000	Halozyme Therapeutics, Inc.	1.00%	08/15/28	653,738
635,000	Insmed, Inc.	0.75%	06/01/28	614,045
348,000	Mirum Pharmaceuticals, Inc. (a)	4.00%	05/01/29	406,508
309,000	Natera, Inc.	2.25%	05/01/27	377,366
210,000	Neurocrine Biosciences, Inc.	2.25%	05/15/24	309,750
486,000	Sarepta Therapeutics, Inc.	1.25%	09/15/27	416,296
				5,899,322
	Capital Markets – 1.7%
550,000	Coinbase Global, Inc.	0.50%	06/01/26	418,610
780,000	Morgan Stanley Finance LLC	0.13%	02/07/28	933,808
				1,352,418
	Commercial Services & Supplies – 0.6%
480,000	Tetra Tech, Inc. (a)	2.25%	08/15/28	466,798
	Construction & Engineering – 1.6%
838,000	Fluor Corp. (a)	1.13%	08/15/29	808,460
488,000	Granite Construction, Inc. (a)	3.75%	05/15/28	524,112
				1,332,572
	Consumer Finance – 2.4%
407,000	Bread Financial Holdings, Inc. (a)	4.25%	06/15/28	370,027
520,000	LendingTree, Inc.	0.50%	07/15/25	410,800
780,000	SoFi Technologies, Inc. (a)	(b)	10/15/26	590,850
944,000	Upstart Holdings, Inc.	0.25%	08/15/26	600,384
				1,972,061
	Consumer Staples Distribution & Retail – 0.3%
345,000	Chefs’ (The) Warehouse, Inc. (a)	2.38%	12/15/28	266,340
See Notes to Financial Statements

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CONVERTIBLE CORPORATE BONDS (Continued)
	Diversified Consumer Services – 0.8%
$525,000	Stride, Inc.	1.13%	09/01/27	$622,913
	Electric Utilities – 2.8%
775,000	Duke Energy Corp. (a)	4.13%	04/15/26	756,532
640,000	FirstEnergy Corp. (a)	4.00%	05/01/26	624,640
963,000	Southern (The) Co. (a)	3.88%	12/15/25	949,518
				2,330,690
	Electrical Equipment – 1.1%
470,000	Array Technologies, Inc.	1.00%	12/01/28	453,080
515,000	Bloom Energy Corp. (a)	3.00%	06/01/28	445,056
				898,136
	Electronic Equipment, Instruments & Components – 1.3%
370,000	Advanced Energy Industries, Inc. (a)	2.50%	09/15/28	343,644
550,000	Itron, Inc.	(b)	03/15/26	467,263
278,000	Vishay Intertechnology, Inc. (a)	2.25%	09/15/30	255,724
				1,066,631
	Energy Equipment & Services – 1.7%
375,000	Helix Energy Solutions Group, Inc.	6.75%	02/15/26	587,062
512,000	Transocean, Inc.	4.00%	12/15/25	774,588
				1,361,650
	Entertainment – 1.8%
450,000	IMAX Corp.	0.50%	04/01/26	409,741
655,000	Liberty Media Corp-Liberty Formula One	2.25%	08/15/27	659,730
503,000	Spotify USA, Inc.	(b)	03/15/26	431,889
				1,501,360
	Financial Services – 1.8%
698,000	Affirm Holdings, Inc.	(b)	11/15/26	501,234
576,000	Block, Inc.	0.25%	11/01/27	433,440
685,000	Repay Holdings Corp. (a)	(b)	02/01/26	549,062
				1,483,736
	Food Products – 0.3%
221,000	Freshpet, Inc. (a)	3.00%	04/01/28	236,746
	Ground Transportation – 1.7%
1,490,000	Uber Technologies, Inc.	(b)	12/15/25	1,361,527
	Health Care Equipment & Supplies – 7.0%
807,000	Alphatec Holdings, Inc.	0.75%	08/01/26	689,481
566,000	CONMED Corp.	2.25%	06/15/27	530,059
1,380,000	DexCom, Inc.	0.25%	11/15/25	1,311,000
903,000	DexCom, Inc. (a)	0.38%	05/15/28	798,252
404,000	Envista Holdings Corp. (a)	1.75%	08/15/28	349,864
570,000	Haemonetics Corp.	(b)	03/01/26	491,653
430,000	Integer Holdings Corp. (a)	2.13%	02/15/28	473,755
446,000	Lantheus Holdings, Inc. (a)	2.63%	12/15/27	495,472
402,000	Shockwave Medical, Inc. (a)	1.00%	08/15/28	390,342
240,000	TransMedics Group, Inc. (a)	1.50%	06/01/28	185,497
				5,715,375

See Notes to Financial Statements

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CONVERTIBLE CORPORATE BONDS (Continued)
	Health Care REITs – 1.4%
$710,000	Ventas Realty L.P. (a)	3.75%	06/01/26	$698,640
421,000	Welltower OP, LLC (a)	2.75%	05/15/28	433,630
				1,132,270
	Hotel & Resort REITs – 1.1%
512,000	Pebblebrook Hotel Trust	1.75%	12/15/26	405,818
575,000	Summit Hotel Properties, Inc.	1.50%	02/15/26	478,798
				884,616
	Hotels, Restaurants & Leisure – 5.1%
400,000	Booking Holdings, Inc.	0.75%	05/01/25	611,545
293,000	Carnival Corp. (a)	5.75%	12/01/27	348,345
485,000	Cheesecake (The) Factory, Inc.	0.38%	06/15/26	404,862
660,000	DraftKings Holdings, Inc.	(b)	03/15/28	496,980
1,330,000	NCL Corp., Ltd.	1.13%	02/15/27	1,037,181
470,000	Royal Caribbean Cruises Ltd.	6.00%	08/15/25	860,335
588,000	Shake Shack, Inc.	(b)	03/01/28	433,650
				4,192,898
	Independent Power & Renewable Electricity Producers – 0.3%
524,000	Sunnova Energy International, Inc.	2.63%	02/15/28	255,974
	Interactive Media & Services – 3.6%
1,150,000	Liberty TripAdvisor Holdings, Inc. (a)	0.50%	06/30/51	914,250
510,000	Match Group Financeco 3, Inc. (a)	2.00%	01/15/30	414,689
2,380,000	Snap, Inc.	0.13%	03/01/28	1,624,350
				2,953,289
	IT Services – 4.2%
575,000	Akamai Technologies, Inc.	0.13%	05/01/25	668,333
911,000	Akamai Technologies, Inc. (a)	1.13%	02/15/29	899,613
780,000	DigitalOcean Holdings, Inc.	(b)	12/01/26	587,360
505,000	MongoDB, Inc.	0.25%	01/15/26	862,161
530,000	Perficient, Inc.	0.13%	11/15/26	426,308
				3,443,775
	Media – 4.8%
845,000	Cable One, Inc.	1.13%	03/15/28	628,257
378,000	DISH Network Corp.	2.38%	03/15/24	362,880
815,000	DISH Network Corp.	(b)	12/15/25	501,241
1,336,000	DISH Network Corp.	3.38%	08/15/26	691,380
720,000	Liberty Broadband Corp. (a)	3.13%	03/31/53	717,774
1,065,000	Liberty Media Corp. (a)	2.38%	09/30/53	1,034,115
				3,935,647
	Metals & Mining – 1.7%
195,000	ATI, Inc.	3.50%	06/15/25	482,625
323,000	Ivanhoe Mines Ltd. (a)	2.50%	04/15/26	379,047
625,000	MP Materials Corp. (a)	0.25%	04/01/26	518,169
				1,379,841
	Multi-Utilities – 0.5%
410,000	CenterPoint Energy, Inc. (a)	4.25%	08/15/26	402,415
	Oil, Gas & Consumable Fuels – 3.2%
259,000	EQT Corp.	1.75%	05/01/26	751,615
See Notes to Financial Statements

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CONVERTIBLE CORPORATE BONDS (Continued)
	Oil, Gas & Consumable Fuels (Continued)
$735,000	Northern Oil and Gas, Inc.	3.63%	04/15/29	$869,505
403,000	Pioneer Natural Resources Co.	0.25%	05/15/25	1,029,291
				2,650,411
	Passenger Airlines – 1.0%
438,000	American Airlines Group, Inc.	6.50%	07/01/25	445,884
646,000	JetBlue Airways Corp.	0.50%	04/01/26	402,938
				848,822
	Personal Care Products – 0.6%
640,000	Beauty Health (The) Co. (a)	1.25%	10/01/26	482,319
	Pharmaceuticals – 1.6%
370,000	Amphastar Pharmaceuticals, Inc. (a)	2.00%	03/15/29	362,045
597,000	Jazz Investments I Ltd.	2.00%	06/15/26	605,955
433,000	Revance Therapeutics, Inc.	1.75%	02/15/27	326,196
				1,294,196
	Professional Services – 0.7%
415,000	Parsons Corp.	0.25%	08/15/25	543,235
	Real Estate Management & Development – 1.2%
985,000	Zillow Group, Inc.	2.75%	05/15/25	958,928
	Semiconductors & Semiconductor Equipment – 4.3%
399,000	Impinj, Inc.	1.13%	05/15/27	369,568
460,000	MACOM Technology Solutions Holdings, Inc.	0.25%	03/15/26	479,780
1,467,000	ON Semiconductor Corp. (a)	0.50%	03/01/29	1,290,960
400,000	SK Hynix, Inc. (c)	1.75%	04/11/30	484,500
260,000	SMART Global Holdings, Inc.	2.00%	02/01/29	228,233
1,050,000	Wolfspeed, Inc. (a)	1.88%	12/01/29	630,000
				3,483,041
	Software – 13.4%
466,000	Barclays Bank PLC	(b)	02/04/25	804,816
615,000	Bentley Systems, Inc.	0.13%	01/15/26	585,826
760,000	BILL Holdings, Inc.	(b)	12/01/25	722,950
647,000	CyberArk Software Ltd.	(b)	11/15/24	742,753
720,000	Datadog, Inc.	0.13%	06/15/25	796,320
595,000	Dropbox, Inc.	(b)	03/01/28	552,978
381,000	HubSpot, Inc.	0.38%	06/01/25	596,074
413,000	MicroStrategy, Inc.	0.75%	12/15/25	518,675
528,000	MicroStrategy, Inc.	(b)	02/15/27	384,554
345,000	Nutanix, Inc.	0.25%	10/01/27	310,155
260,000	PagerDuty, Inc. (a)	1.50%	10/15/28	255,710
798,000	Palo Alto Networks, Inc.	0.38%	06/01/25	1,952,706
373,000	Rapid7, Inc. (a)	1.25%	03/15/29	360,504
375,000	Tyler Technologies, Inc.	0.25%	03/15/26	357,759
211,000	Varonis Systems, Inc.	1.25%	08/15/25	262,273
1,144,000	Workiva, Inc. (a)	1.25%	08/15/28	1,040,468
609,000	Zscaler, Inc.	0.13%	07/01/25	744,807
				10,989,328
	Specialty Retail – 2.0%
476,000	Burlington Stores, Inc. (a)	1.25%	12/15/27	426,496
805,000	Wayfair, Inc.	1.00%	08/15/26	608,580

See Notes to Financial Statements

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CONVERTIBLE CORPORATE BONDS (Continued)
	Specialty Retail (Continued)
$655,000	Wayfair, Inc.	3.25%	09/15/27	$630,437
				1,665,513
	Technology Hardware, Storage & Peripherals – 0.7%
544,000	Seagate HDD Cayman (a)	3.50%	06/01/28	566,576
	Water Utilities – 0.5%
420,000	American Water Capital Corp. (a)	3.63%	06/15/26	406,215
	Total Convertible Corporate Bonds			74,660,714
	(Cost $75,831,005)
Shares	Description	Stated Rate	Stated Maturity	Value
CONVERTIBLE PREFERRED SECURITIES – 5.8%
	Banks – 2.7%
640	Bank of America Corp., Series L	7.25%	(d)	674,048
1,460	Wells Fargo & Co., Series L	7.50%	(d)	1,542,198
				2,216,246
	Electric Utilities – 1.0%
21,775	NextEra Energy, Inc.	6.93%	09/01/25	817,433
	Financial Services – 1.0%
16,550	Apollo Global Management, Inc.	6.75%	07/31/26	796,221
	Machinery – 1.1%
10,400	Chart Industries, Inc., Series B	6.75%	12/15/25	511,264
3,810	RBC Bearings, Inc., Series A	5.00%	10/15/24	400,774
				912,038
	Total Convertible Preferred Securities			4,741,938
	(Cost $5,392,195)
	Total Investments – 97.2%			79,402,652
	(Cost $81,223,200)

Net Other Assets and Liabilities – 2.8%	2,287,336
Net Assets – 100.0%	$81,689,988

(a)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2023, securities noted as such amounted to $25,143,267 or 30.8% of net assets.
(b)	Zero coupon security.
(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(d)	Perpetual maturity.
See Notes to Financial Statements

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Portfolio of Investments (Continued)
October 31, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 10/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Convertible Corporate Bonds*	$ 74,660,714	$ —	$ 74,660,714	$ —
Convertible Preferred Securities*	4,741,938	4,741,938	—	—
Total Investments	$ 79,402,652	$ 4,741,938	$ 74,660,714	$—

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Statement of Assets and Liabilities
October 31, 2023
ASSETS:
Investments, at value	$ 79,402,652
Cash	1,304,256
Receivables:
Investment securities sold	758,785
Interest	292,920
Total Assets	81,758,613
LIABILITIES:
Investment advisory fees payable	68,625
Total Liabilities	68,625
NET ASSETS	$81,689,988
NET ASSETS consist of:
Paid-in capital	$ 113,023,621
Par value	27,500
Accumulated distributable earnings (loss)	(31,361,133)
NET ASSETS	$81,689,988
NET ASSET VALUE, per share	$29.71
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	2,750,002
Investments, at cost	$81,223,200
See Notes to Financial Statements

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Statement of Operations
For the Year Ended October 31, 2023
INVESTMENT INCOME:
Dividends	$ 647,626
Foreign withholding tax	(51)
Interest	(1,075,435)
Total investment income	(427,860)
EXPENSES:
Investment advisory fees	1,111,427
Total expenses	1,111,427
NET INVESTMENT INCOME (LOSS)	(1,539,287)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(2,813,986)
In-kind redemptions	(312,823)
Foreign currency transactions	18,031
Net realized gain (loss)	(3,108,778)
Net change in unrealized appreciation (depreciation) on:
Investments	(572,700)
Foreign currency translation	114
Net change in unrealized appreciation (depreciation)	(572,586)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(3,681,364)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(5,220,651)

See Notes to Financial Statements

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Statements of Changes in Net Assets
	Year Ended 10/31/2023	Year Ended 10/31/2022
OPERATIONS:
Net investment income (loss)	$ (1,539,287)	$ (7,119,395)
Net realized gain (loss)	(3,108,778)	16,463,008
Net change in unrealized appreciation (depreciation)	(572,586)	(67,343,746)
Net increase (decrease) in net assets resulting from operations	(5,220,651)	(58,000,133)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(1,784,251)	(51,468,060)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	—	141,338,091
Cost of shares redeemed	(84,759,126)	(163,876,174)
Net increase (decrease) in net assets resulting from shareholder transactions	(84,759,126)	(22,538,083)
Total increase (decrease) in net assets	(91,764,028)	(132,006,276)
NET ASSETS:
Beginning of period	173,454,016	305,460,292
End of period	$81,689,988	$173,454,016
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	5,400,002	5,850,002
Shares sold	—	3,500,000
Shares redeemed	(2,650,000)	(3,950,000)
Shares outstanding, end of period	2,750,002	5,400,002
See Notes to Financial Statements

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Financial Highlights
For a share outstanding throughout each period
	Year EndedOctober 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$ 32.12	$ 52.22	$ 40.14	$ 31.57	$ 28.72
Income from investment operations:
Net investment income (loss)	(0.42) (a)	(1.39)	(1.33)	(0.55)	(0.24)
Net realized and unrealized gain (loss)	(1.50)	(8.63)	14.42	9.65	3.58
Total from investment operations	(1.92)	(10.02)	13.09	9.10	3.34
Distributions paid to shareholders from:
Net investment income	(0.49)	(1.39)	(0.62)	(0.53)	(0.49)
Net realized gain	—	(8.69)	(0.39)	—	—
Total distributions	(0.49)	(10.08)	(1.01)	(0.53)	(0.49)
Net asset value, end of period	$29.71	$32.12	$52.22	$40.14	$31.57
Total return (b)	(6.08)%	(22.76)%	32.74%	29.10%	11.72%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 81,690	$ 173,454	$ 305,460	$ 236,802	$ 194,158
Ratio of total expenses to average net assets	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income (loss) to average net assets	(1.32)%	(3.44)%	(2.60)%	(1.36)%	(0.63)%
Portfolio turnover rate (c)	90%	94%	135%	119%	64%

(a)	Based on average shares outstanding.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2023
1. Organization
First Trust Exchange-Traded Fund IV (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of eighteen funds that are offering shares. This report covers the First Trust SSI Strategic Convertible Securities ETF (the “Fund”), a diversified series of the Trust, which trades under the ticker “FCVT” on Nasdaq, Inc. (“Nasdaq”). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The Fund is an actively managed exchange-traded fund. The investment objective of the Fund is to seek total return. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of U.S. and non-U.S. convertible securities. There can be no assurances that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Convertible preferred stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Convertible corporate bonds, notes and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.

Notes to Financial Statements (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2023
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities.
Fair valuation of a debt security will be based on the consideration of all available information, including, but not limited to, the following:
1)	the most recent price provided by a pricing service;
2)	the fundamental business data relating to the issuer;
3)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
4)	the type, size and cost of the security;
5)	the financial statements of the issuer;
6)	the credit quality and cash flow of the issuer, based on the sub-advisor’s or external analysis;
7)	the information as to any transactions in or offers for the security;
8)	the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
9)	the coupon payments;
10)	the quality, value and salability of collateral, if any, securing the security;
11)	the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s management;
12)	the prospects for the issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry; and
13)	other relevant factors.
Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to, the following:
1)	the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
2)	the type of security;
3)	the size of the holding;
4)	the initial cost of the security;
5)	transactions in comparable securities;
6)	price quotes from dealers and/or third-party pricing services;
7)	relationships among various securities;
8)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

Notes to Financial Statements (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2023
9)	an analysis of the issuer’s financial statements;
10)	the existence of merger proposals or tender offers that might affect the value of the security; and
11)	other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2023, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
The Fund invests in convertible securities that are acquired at a price significantly above the principal value. Consequently, the amortization of premium may exceed the interest income earned on the securities.
C. Foreign Currency
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in “Net realized gain (loss) on foreign currency transactions” on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statement of Operations.
D. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid monthly by the Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent

Notes to Financial Statements (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2023
differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by the Fund during the fiscal years ended October 31, 2023 and 2022, was as follows:
Distributions paid from:	2023	2022
Ordinary income	$1,784,251	$18,082,403
Capital gains	—	33,385,657
Return of capital	—	—
As of October 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$270,800
Accumulated capital and other gain (loss)	(28,336,984)
Net unrealized appreciation (depreciation)	(3,294,949)
E. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2023, for federal income tax purposes, the Fund had $28,336,984 of capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2023, the Fund had no net ordinary losses.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2020, 2021, 2022, and 2023 remain open to federal and state audit. As of October 31, 2023, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2023, the adjustments for the Fund were as follows:
Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
$6,190,693	$(5,877,868)	$(312,825)

Notes to Financial Statements (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2023
As of October 31, 2023, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$82,693,741	$3,697,772	$(6,988,861)	$(3,291,089)
F. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for supervising the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
The Fund and First Trust have retained SSI Investment Management LLC (“SSI” or the “Sub-Advisor”) to serve as its investment sub-advisor. In this capacity, SSI is responsible for the selection and on-going monitoring of the securities in the Fund’s investment portfolio. Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust will supervise SSI and its management of the investment of the Fund’s assets and will pay SSI for its services as the Fund’s sub-advisor. SSI receives a sub-advisory fee from First Trust equal to 50% of any remaining monthly investment management fee paid to First Trust after the average Fund expenses accrued during the most recent twelve months are subtracted from the investment management fee in a given month. During any period in which the Advisor’s management fee is reduced in accordance with the breakpoints described below, the investment sub-advisory fee (which is based on the Advisor’s management fee) paid to SSI will be reduced to reflect the reduction in the Advisor’s management fee.
First Trust will also be responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The annual unitary management fee payable by the Fund to First Trust for these services will be reduced at certain levels of the Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:
Breakpoints
Fund net assets up to and including $2.5 billion	0.95000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.92625%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.90250%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.87875%
Fund net assets greater than $10 billion	0.85500%
First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.

Notes to Financial Statements (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2023
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended October 31, 2023, the cost of purchases and proceeds from sales of securities, excluding short-term investments and in-kind transactions, were $103,400,035 and $183,920,492, respectively.
For the fiscal year ended October 31, 2023, the cost of in-kind purchases and proceeds from in-kind sales were $0 and $3,206,745, respectively.
5. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation (“NSCC”) the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2025.

Notes to Financial Statements (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2023
7. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were the following subsequent events:
Pursuant to approval by the Trust’s Board of Trustees, The Bank of New York Mellon, 240 Greenwich Street, New York, New York, 10286, replaced Brown Brothers Harriman & Co. as the administrator, custodian, fund accountant and transfer agent for FCVT on November 6, 2023.
Additionally, the Board of Trustees of the Trust has voted to approve a new investment sub-advisory agreement with SSI for the Fund, subject to shareholder approval. A special meeting of shareholders of the Fund will be held at which the new sub-advisory agreement will be submitted to shareholders of the Fund for approval. There can be no assurance that the necessary percentage of the shareholders of the Fund will vote to approve the new sub-advisory agreement. To avoid any interruption of investment sub-advisory services prior to the receipt of shareholder approval of the new sub-advisory agreement, the Board also approved an interim investment sub-advisory agreement with SSI for the Fund.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund IV:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust SSI Strategic Convertible Securities ETF (the “Fund”), a series of the First Trust Exchange-Traded Fund IV, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
December 22, 2023
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2023 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable year ended October 31, 2023, the following percentage of income dividends paid by the Fund qualify for the dividends received deduction available to corporations and are hereby designated as qualified dividend income:
Dividends Received Deduction	Qualified Dividend Income
41.41%	41.41%
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will

Additional Information (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2023 (Unaudited)
increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There

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October 31, 2023 (Unaudited)
is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the U.S. has resumed “reasonably” normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund’s shares and result in increased market volatility. During any such events, a fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund’s shares may widen.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
Preferred Securities Risk. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.
Valuation Risk. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to

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October 31, 2023 (Unaudited)
inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions (sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots. If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Approval of the Continuation of the Investment Management and Sub-Advisory Agreements
The Board of Trustees of First Trust Exchange-Traded Fund IV (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust SSI Strategic Convertible Securities ETF (the “Fund”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, on behalf of the Fund, the Advisor and SSI Investment Management LLC (the “Sub-Advisor”).  The Board approved the continuation of the Agreements for a one-year period ending June 30, 2024 at a meeting held on June 4–5, 2023.  The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements.  At meetings held on April 17, 2023 and June 4–5, 2023, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined:  the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the sub-advisory fee as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs.  The Board reviewed initial materials with the Advisor at the meeting held on April 17, 2023, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor.  Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 4–5, 2023 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be  reasonable business arrangements from the Fund’s perspective.  The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements.  The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements.  With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services.  The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review.  In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions.

Additional Information (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2023 (Unaudited)
The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund.  Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 17, 2023 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex.  With respect to the Sub-Advisory Agreement, the Board noted that the Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund’s investments.  The Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor’s day-to-day management of the Fund’s investments.  In considering the Sub-Advisor’s management of the Fund, the Board noted the background and experience of the Sub-Advisor’s portfolio management team, including the Board’s prior meetings with members of the portfolio management team.  In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate schedule payable by the Fund under the Advisory Agreement for the services provided.  The Board noted that the sub-advisory fee is paid by the Advisor from the unitary fee.  The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any.  The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable.  Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point.  Based on the information provided, the Board noted that the total (net) expense ratio for the Fund was above the median total (net) expense ratio of the peer funds in the Expense Group.  With respect to the Expense Group, the Board, at the April 17, 2023 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including that the Expense Group contained both actively-managed ETFs and open-end mutual funds, and different business models that may affect the pricing of services among ETF sponsors.  The Board also noted that not all peer funds employ an advisor/sub-advisor management structure.  The Board took these limitations and differences into account in considering the peer data.  With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability.  In considering the unitary fee rate schedule overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund.  The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Fund.  The Board determined that this process continues to be effective for reviewing the Fund’s performance.  The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2022 to the performance of the funds in the Performance Universe and to that of a benchmark index.  Based on the information provided, the Board noted that the Fund underperformed the Performance Universe median and the benchmark index for the one-, three- and five-year periods ended December 31, 2022.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund at current asset levels and whether the Fund may benefit from any economies of scale.  The Board noted that the unitary fee rate schedule for the Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds.  The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff.  The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of  the Fund.  The Board concluded that the unitary fee rate schedule for the Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels.  The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2022 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period.  The Board noted the inherent

Additional Information (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2023 (Unaudited)
limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable.  In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund.  The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP.  The Board also considered the Advisor’s compensation for fund reporting services provided to the Fund pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee.  The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s statements that it has some fixed and some variable expenses in connection with providing services to the Fund, and that it expects its expenses related to the Fund to be greater in 2023 than they were in 2022, citing increases in costs of research and compensation and increases in business costs due to inflationary pressures.  The Board noted that the Advisor pays the Sub-Advisor from the unitary fee, that the sub-advisory fee will be reduced consistent with the breakpoints in the unitary fee rate schedule and its understanding that the Fund’s sub-advisory fee was the product of an arm’s length negotiation.  The Board did not review the profitability of the Sub-Advisor with respect to the Fund.  The Board concluded that the profitability analysis for the Advisor was more relevant.  The Board considered the potential indirect benefits to the Sub-Advisor from being associated with the Advisor and the Fund.  The Board noted that the Sub-Advisor experiences indirect benefits in the form of soft dollar commissions generated by the Fund and considered a summary of the Sub-Advisor’s soft dollar arrangements.  The Board concluded that the character and amount of potential indirect benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund.  No single factor was determinative in the Board’s analysis.
Board Considerations Regarding Approval of Interim and New Investment Sub-Advisory Agreements
The Board of Trustees of First Trust Exchange-Traded Fund IV (the “Trust”), including the Independent Trustees, unanimously approved (1) an Interim Investment Sub-Advisory Agreement (the “Interim Agreement”) among the Trust, on behalf of First Trust SSI Strategic Convertible Securities ETF (the “Fund”), First Trust Advisors L.P. (the “Advisor”) and SSI Investment Management LLC (the “Sub-Advisor”); and (2) a new Investment Sub-Advisory Agreement (the “New Agreement”) among the Trust, on behalf of the Fund, the Advisor and the Sub-Advisor.  The Interim Agreement and the New Agreement are collectively referred to as the “Agreements.”  The Board approved the Agreements at a meeting held on September 10–11, 2023.  The Board determined that the approval of the Agreements is in the best interests of the Fund in light of the nature, quality and extent of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
The Sub-Advisor currently serves as investment sub-advisor to the Fund pursuant to an Investment Sub-Advisory Agreement (the “Current Agreement”) among the Trust, on behalf of the Fund, the Advisor and the Sub-Advisor.  Prior to the September 2023 meeting, the Board was informed that Resolute Investment Holdings, LLC (“Resolute”), the Sub-Advisor’s ultimate parent company, and its wholly-owned subsidiaries intended to complete a recapitalization transaction (the “Transaction”).  The Board was informed that the consummation of the Transaction, which is expected to occur in the fourth quarter of 2023, would operate as an “assignment” of the Current Agreement under the Investment Company Act of 1940, as amended (the “1940 Act”), and as a result, the Current Agreement would terminate pursuant to its terms and the requirements of the 1940 Act.  The Agreements were proposed to the Board in connection with the Transaction to provide for the continuous management of the Fund by the Sub-Advisor following the consummation of the Transaction.  The Board noted that the New Agreement will be submitted to shareholders of the Fund for their approval, that Resolute will bear the costs associated with soliciting shareholder approval of the New Agreement and that the Interim Agreement would become effective only if shareholders of the Fund do not approve the New Agreement prior to the consummation of the Transaction and would remain in effect until the earlier of 150 days from the consummation of the Transaction or shareholder approval of the New Agreement.
On August 7, 2023, counsel to the Independent Trustees provided the Sub-Advisor with a request for information regarding the Transaction and its expected impact on the Sub-Advisor.  At an executive session held on September 7, 2023, as well as at the meeting held on September 10–11, 2023, the Board, including the Independent Trustees, discussed the Transaction and reviewed the materials provided by the Sub-Advisor in response to the request that, among other things, outlined the structure and details of the Transaction and the Transaction’s expected impact on the Sub-Advisor’s management of the Fund under the Agreements.
To reach its determination in approving the Agreements for the Fund, the Board considered its duties under the 1940 Act, as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements.  In connection with its deliberations regarding the Agreements, the Board noted that, based on the information

Additional Information (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2023 (Unaudited)
provided by the Advisor and the Sub-Advisor, any differences in the terms and conditions of each Agreement, including the effective and termination dates and any provisions of the Interim Agreement required by Rule 15a-4 under the 1940 Act, and the terms and conditions of the Current Agreement were immaterial to the Sub-Advisor’s management of the Fund.  The Board considered that the information provided by the Sub-Advisor in response to the Independent Trustees’ request for information included representations that the Sub-Advisor anticipates no changes to its senior management or key personnel who work on matters relating to the Fund, including the portfolio management team and compliance personnel, as a result of the Transaction; that the sub-advisory fee rate for the Fund would remain the same; and that the Transaction would not result in any diminution in the nature, quality and extent of the services provided to the Fund by the Sub-Advisor.  In addition, representatives of the Sub-Advisor joined the September 2023 Board meeting to discuss the Transaction and the Sub-Advisor’s continued services to the Fund with the Board.
•	The Board considered that it had last approved the Current Agreement for the Fund during the annual contract renewal process that concluded at the Board’s June 4–5, 2023 meeting. Given the Sub-Advisor’s representations that there would be no changes in the services provided to the Fund as a result of the Transaction, that any differences in the terms of the Current Agreement and the New Agreement were immaterial to the Sub-Advisor’s management of the Fund and that the Board could continue to rely on the materials provided by the Sub-Advisor in connection with the June 2023 renewal of the Current Agreement, the Board determined that its prior considerations in approving the renewal of the Current Agreement remained relevant. The Board noted that, in reviewing and renewing the Current Agreement:
•	The Board considered the nature, quality and extent of the services provided by the Sub-Advisor and that the Sub-Advisor actively manages the Fund’s investments. In considering the Sub-Advisor’s management of the Fund, the Board noted the background and experience of the Sub-Advisor’s portfolio management team, including the Board’s prior meetings with members of the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of the services provided to the Fund by the Sub-Advisor have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managd the Fund consistent with its investment objective, policies and restrictions.
•	The Board noted that the sub-advisory fee for the Fund is paid by the Advisor from the unitary fee payable under the Fund’s investment advisory agreement. The Board received and reviewed information showing the sub-advisory fee for the Fund as compared to fees charged to other clients of the Sub-Advisor.
•	The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2022 to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge Financial Solutions, Inc., an independent source, and to that of a relevant benchmark index.
•	On the basis of all the information provided on the sub-advisory fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the sub-advisory fee continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Sub-Advisor to the Fund under the Current Agreement.
•	The Board considered the Sub-Advisor’s statements that it has some fixed and some variable expenses in connection with providing services to the Fund, and that it expects its expenses related to the Fund to be greater in 2023 than they were in 2022, citing increases in costs of research and compensation and increases in business costs due to inflationary pressures. The Board noted that the Advisor pays the Sub-Advisor from the unitary fee, that the sub-advisory fee will be reduced consistent with the breakpoints in the unitary fee rate schedule, pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds, and its understanding that the Fund’s sub-advisory fee was the product of an arm’s length negotiation. The Board did not review the profitability of the Sub-Advisor with respect to the Fund. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2022 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. The Board considered the potential indirect benefits to the Sub-Advisor from being associated with the Advisor and the Fund. The Board noted that the Sub-Advisor experiences indirect benefits in the form of soft dollar commissions generated by the Fund and considered a summary of the Sub-Advisor’s soft dollar arrangements. The Board concluded that the character and amount of potential indirect benefits to the Sub-Advisor were not unreasonable.

Additional Information (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2023 (Unaudited)
Based on all of the information considered and the conclusions reached, including the information considered and conclusions reached in connection with the June 2023 renewal of the Current Agreement, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements were fair and reasonable and that the approval of the Agreements is in the best interests of the Fund.  No single factor was determinative in the Board’s analysis.
Remuneration
First Trust Advisors L.P. (“First Trust”) is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain funds it manages, including First Trust SSI Strategic Convertible Securities ETF (the “Fund”), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2022, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Fund is $92,366. This figure is comprised of $3,581 paid (or to be paid) in fixed compensation and $88,785 paid (or to be paid) in variable compensation. There were a total of 24 beneficiaries of the remuneration described above. Those amounts include $48,714 paid (or to be paid) to senior management of First Trust Advisors L.P. and $43,652 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Fund (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i. to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii. to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii. to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Fund.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.

Board of Trustees and Officers
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2023 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Retired; Physician, Edward-Elmhurst Medical Group (2021 to September 2023); Physician and Officer, Wheaton Orthopedics (1990 to 2021)	254	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	Retired; President, ADM Investor Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	254	Director, National Futures Association and ADMIS Singapore Ltd.; Formerly, Director of ADM Investor Services, Inc., ADM Investor Services International, ADMIS Hong Kong Ltd., and Futures Industry Association
Denise M. Keefe, Trustee (1964)	• Indefinite Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	254	Director and Board Chair of Advocate Home Health Services, Advocate Home Care Products and Advocate Hospice; Director and Board Chair of Aurora At Home (since 2018); Director of Advocate Physician Partners Accountable Care Organization; Director of RML Long Term Acute Care Hospitals; Director of Senior Helpers (since 2021); and Director of MobileHelp (since 2022)
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	254	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	254	None
Bronwyn Wright, Trustee (1971)	• Indefinite Term • Since Inception	Independent Director to a number of Irish collective investment funds (2009 to present); Various roles at international affiliates of Citibank (1994 to 2009), including Managing Director, Citibank Europe plc and Head of Securities and Fund Services, Citi Ireland (2007 to 2009)	229	None

Board of Trustees and Officers (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2023 (Unaudited)
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	254	None

Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since 2016	Managing Director and Chief Financial Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Derek D. Maltbie (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2023	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P., July 2021 to present. Previously, Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P., 2014 to 2021.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2023 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website.  We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users.  The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on:  Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2023

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
SSI Investment Management LLC
2121 Avenue of the Stars, Suite 2050
Los Angeles, CA 90067
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT*
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606
* Effective November 6, 2023, the Administrator, Custodian, Fund Accountant & Transfer Agent for First Trust SSI Strategic Convertible Securities ETF changed to The Bank of New York Mellon, 240 Greenwich Street, New York, New York, 10286.

Annual Report
For the Period
August 2, 2023
(Commencement of Operations)
through October 31, 2023

First Trust Exchange-Traded Fund IV

First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)

First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)
Annual Report
October 31, 2023
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the “Trust”) described in this report (First Trust Intermediate Duration Investment Grade Corporate ETF; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary from the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)
Annual Letter from the Chairman and CEO
October 31, 2023
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Intermediate Duration Investment Grade Corporate ETF (the “Fund”), which contains detailed information about the Fund since its inception on August 2, 2023 through October 31, 2023. Please note that the information contained in this letter and the report prior to the Fund’s inception date does not apply to the Fund.
The Bureau of Economic Analysis recently announced that U.S. real gross domestic product (“GDP”) grew by a staggering 4.9% in the third quarter of 2023 and is now up 2.9% on a year-over-year basis from where it stood in the third quarter of 2022. The most recent quarter’s GDP data represents the fastest growth rate for any quarter since 2014. Consumer spending, which rose by 4.0% over the period, was responsible for 2.7 percentage points of the total increase in GDP. Whether the consumer can keep up this pace of spending remains to be seen, especially given recent news that excess savings from the pandemic-era stimulus have likely been depleted. From a global perspective, the International Monetary Fund (“IMF”) notes that progress in fighting inflation has led to lower economic growth. In their October 2023 publication of the World Economic Outlook, the IMF projected that the growth in world economic output is expected to slow from 3.5% in 2022 to 2.9% in 2024. The economic growth in advanced economies is projected to plummet from 2.6% in 2022 to 1.4% in 2024.
In the notes to their September 2023 meeting, the Federal Open Market Committee revealed that they may need to keep interest rates “higher for longer” as they continue to battle stubbornly high inflation. As many investors are likely aware, a higher Federal Funds target rate can have deep implications for consumers, such as driving up the cost of borrowing for homes, automobiles, and other large purchases. The American consumer has yet to feel the full weight of those burdens, in my opinion. That said, the data reveals a different story among corporate America. S&P Global Market Intelligence reported that a total of 516 U.S. corporations filed for bankruptcy protection on a year-to-date basis through September 30, 2023, up from a total of 263 corporate bankruptcy filings over the same period last year. Higher interest rates and Treasury bond yields have also sapped demand for commercial property loans. Data from Trepp, LLC, a leading provider of data and analytics to the commercial real estate and banking markets, revealed that just $28.2 billion of loans converted into commercial mortgage-backed securities have been issued in 2023, the lowest figure since 2011.
The financial markets battled a myriad of headwinds over the past year, from geopolitical uncertainty resulting from war (the conflicts between Israel and Hamas and Russia and Ukraine), to slowing global economic growth and sticky inflation. Brian Wesbury, Chief Economist at First Trust, notes that a U.S. economic recession is likely to begin at some point early next year. While calls for a recession may concern some investors, the following may offer solace. Data from Bloomberg reveals that the S&P 500® Index has posted positive total returns over the 3-year period following every recession since 1948.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)
The First Trust Intermediate Duration Investment Grade Corporate ETF’s (the “Fund”) investment objective is to deliver current income and long-term capital appreciation. Under normal market conditions, the Fund seeks to achieve its objective by investing at least 80% if its net assets (plus any borrowings for investment purposes) in investment grade corporate debt securities. Corporate debt securities are debt obligations issued by businesses to finance their operations. Notes, bonds, loans, debentures and commercial paper are the most common types of corporate debt securities, with the primary differences being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. Corporate debt securities may have fixed or floating interest rates. The corporate debt securities in which the Fund may invest also include senior loans and covenant-lite loans, substantially all of which are expected to be covenant-lite loans.

Performance
Cumulative Total Returns
Inception (8/2/23) to 10/31/23
Fund Performance
NAV	-3.91%
Market Price	-3.81%
Index Performance
Bloomberg US Credit Corp 5-10 Year Index	-3.95%
Bloomberg US Aggregate Bond Index	-3.86%
Total returns for the period since inception are calculated from the inception date of the Fund. “Cumulative Total Returns” represent the total change in value of an investment over the period indicated.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under Securities and Exchange Commission rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

Fund Performance Overview (Unaudited) (Continued)
First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG) (Continued)

Industry Allocation	% of Total Long-Term Investments
Banking	19.5%
Technology	15.5
Healthcare	12.1
Property & Casualty Insurance	6.0
Health Insurance	5.9
Food and Beverage	5.7
Environmental	5.1
Pharmaceuticals	5.1
Electric	4.2
Cable Satellite	3.4
Wireless	3.3
Brokerage Assetmanagers Exchanges	3.0
Aerospace/Defense	2.5
Construction Machinery	2.5
Other Utility	1.2
Packaging	1.0
Retailers	1.0
Building Materials	0.9
Wirelines	0.6
Diversified Manufacturing	0.5
Gaming	0.5
Consumer Products	0.5
Total	100.0%

Asset Classification	% of Total Long-Term Investments
Corporate Bonds and Notes	92.7%
Foreign Corporate Bonds and Notes	7.3
Total	100.0%

Credit Quality(1)	% of Total Long-Term Investments
AA	1.5%
AA-	12.5
A+	4.9
A	9.8
A-	19.7
BBB+	9.0
BBB	21.9
BBB-	16.0
BB+	0.7
BB	3.1
BB-	0.4
B+	0.5
Total	100.0%

Top Ten Holdings	% of Long-Term Investments
Zoetis, Inc., 5.60%, 11/16/32	2.1%
JPMorgan Chase & Co., 4.49%, 03/24/31	1.9
Bank of America Corp., Pool Medium-Term Note, 3.97%, 02/07/30	1.9
Bank of America Corp., 4.57%, 04/27/33	1.8
Brown & Brown, Inc., 4.20%, 03/17/32	1.8
JPMorgan Chase & Co., 4.91%, 07/25/33	1.7
United Rentals North America, Inc., 6.00%, 12/15/29	1.5
UnitedHealth Group, Inc., 5.35%, 02/15/33	1.5
IQVIA, Inc., 5.70%, 05/15/28	1.5
Astrazeneca Finance LLC, 4.88%, 03/03/33	1.5
Total	17.2%

(1)
The ratings are by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody’s
Investors Service, Inc., Fitch Ratings, or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest ratings are used. Ratings are measured highest to lowest on a scale that generally ranges from AAA to
D for long-term ratings and A-1 to C for short-term ratings. Investment grade is defined as those issuers that have a long-term credit rating of
BBB- or higher or a short-term credit rating of A-3 or higher. “NR” indicates no rating. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Fund Performance Overview (Unaudited) (Continued)
First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG) (Continued)

Performance of a $10,000 Initial Investment
August 2, 2023 - October 31, 2023
$10,500
$10,000
$9,500
$9,614
$9,609
$9,605
8/2/23
10/31/23
First Trust Intermediate Duration Investment Grade Corporate ETF
Bloomberg US Credit Corp 5-10 Year Index
Bloomberg US Aggregate Bond Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at  https://www.ftportfolios.com/Retail/etf/home.aspx.

Portfolio Commentary
First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)
Annual Report
October 31, 2023 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) is the investment advisor to First Trust Intermediate Duration Investment Grade Corporate ETF (the “Fund” or “FIIG”). First Trust is responsible for the selection and ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Portfolio Management Team
The following persons serve as portfolio managers of the Fund.
William Housey, CFA, Managing Director of Fixed Income and Senior Portfolio Manager
Todd Larson, CFA, Senior Vice President and Senior Portfolio Manager
Eric R. Maisel, CFA, Senior Vice President and Portfolio Manager
Jeffrey Scott, CFA, Senior Vice President and Portfolio Manager
Nathan Simons, CFA, Vice President and Portfolio Manager
Scott Skowronski, CFA, Senior Vice President and Portfolio Manager
Sebastian Dassouli, Vice President and Portfolio Manager
The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Each portfolio manager has served as part of the portfolio management team of the Fund since its inception.
Commentary
Market Recap
At the beginning of the 12-month period ended October 31, 2023, inflation remained elevated as the November 2022 Consumer Price Index printed 7.1% on a year-over-year basis, while the Federal Reserve (the “Fed”) simultaneously reiterated its commitment to a 2.0% inflation target. At this point, the upper bound of the Federal Funds target rate sat at 3.25%. However, by the Fed’s December 2022 Federal Open Market Committee (“FOMC”) meeting, the committee projected a higher-than-expected terminal Federal Funds target rate of 5.00-5.25%, indicating the Fed’s lack of confidence that inflation would remain subdued. The FOMC raised its target rate once again to 5.25-5.50% at its July 2023 meeting in a continued attempt to mitigate inflation. At the September 2023 meeting, the FOMC held its target rate steady and upwardly revised its economic growth outlook for both this year and next, while reducing its 2024 rate cut projection; this proved a catalyst for higher yields, spread volatility, and lower equity values in the concluding weeks of the reporting period.
For the 12-month period ended October 31, 2023, the 10-Year U.S. Treasury yield increased 88 basis points from 4.05% to 4.93%. While the S&P 500® Index traded near 4,500 at the end of the second quarter of 2023, nearly 1,000 points above its October 2022 bottom, the S&P 500® Index closed at 4,194 on October 31, 2023, providing a 10.14% return over the 12-month period ended October 31, 2023.
Fund Performance
For the period from the Fund’s inception on August 2, 2023 through October 31, 2023, the Fund returned -3.91% on a net asset value (“NAV”) basis and -3.81% on a market price basis. The Bloomberg US Credit Corporate 5-10 Year Index (the “Benchmark”) returned -3.95% over the same period.
Duration was the largest headwind to performance during the period as the inverted yield curve and elevated interest rate volatility complicated timing of the extension trade. The Fund maintained defensive sector positioning during the period with overweight allocations to the Consumer Non-Cyclicals, Insurance, and Technology sectors versus underweights to the Banking, Retail, and Energy sectors. Defensive positioning benefitted the Fund during the period from the Fund’s inception through October 31, 2023, as risk remained under pressure due to higher yields and elevated volatility. Security selection was challenged by spread widening and volatility. Our up-in-quality positioning within the Utilities sector benefitted the Fund but was more than offset by weakness in lower credit quality securities held by the Fund.

Portfolio Commentary (Continued)
First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)
Annual Report
October 31, 2023 (Unaudited)
Market Outlook
Our market framework centers on our view that the Fed’s hiking cycle is nearing its end. While the Fed may leak incremental hikes into the market, we believe today’s fixed income markets are much more balanced when it comes to income and interest rate risk. Elevated yields continue to support future positive returns in fixed income. However, we expect market volatility to continue as investors attempt to gauge the likelihood, and timing of, a recession. Consequently, we favor increasing credit quality while defensively positioning in sectors with limited cyclicality. Improved valuations have created attractive opportunities in the corporate credit landscape, in our view. As we assess such market opportunities, we will continue to employ our bottom-up credit underwriting process and rigorous approach to risk management.

First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)
Understanding Your Fund Expenses
October 31, 2023 (Unaudited)
As a shareholder of First Trust Intermediate Duration Investment Grade Corporate ETF (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period (or since inception) and held through the six-month (or shorter) period ended October 31, 2023.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this six-month (or shorter) period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value August 2, 2023 (a)	Ending Account Value October 31, 2023	Annualized Expense Ratio Based on the Number of Days in the Period	Expenses Paid During the Period August 2, 2023 (a) to October 31, 2023 (b)
First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)
Actual	$1,000.00	$960.90	0.65%	$1.59
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	0.65%	$3.31

(a)	Inception date.
(b)
Actual expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period
(August 2, 2023 through October 31, 2023), multiplied by 91/365. Hypothetical expenses are assumed for the most recent six-month period.

First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)
Portfolio of Investments
October 31, 2023

Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES — 91.2%
	Aerospace/Defense — 2.5%
$75,000	Lockheed Martin Corp.	4.07%	12/15/42	$58,161
150,000	Northrop Grumman Corp.	4.70%	03/15/33	136,682
50,000	Northrop Grumman Corp.	5.05%	11/15/40	42,981
				237,824
	Banking — 17.0%
50,000	American Express Co. (a)	6.49%	10/30/31	50,090
200,000	Bank of America Corp., Medium-Term Note (a)	3.97%	02/07/30	176,929
200,000	Bank of America Corp. (a)	4.57%	04/27/33	172,553
150,000	Bank of New York Mellon Corp., Medium-Term Note (a)	4.29%	06/13/33	129,170
25,000	Fifth Third Bancorp (a)	4.77%	07/28/30	22,166
125,000	Goldman Sachs Group, Inc. (The)	3.80%	03/15/30	108,038
200,000	JPMorgan Chase & Co. (a)	4.49%	03/24/31	180,489
175,000	JPMorgan Chase & Co. (a)	4.91%	07/25/33	157,269
125,000	Morgan Stanley, Global Medium-Term Note (a)	4.43%	01/23/30	113,850
125,000	Morgan Stanley, Medium-Term Note (a)	5.25%	04/21/34	112,673
100,000	PNC Financial Services Group, Inc. (The)	3.45%	04/23/29	86,394
75,000	State Street Corp.	2.40%	01/24/30	61,116
75,000	State Street Corp. (a)	4.16%	08/04/33	63,567
25,000	Truist Financial Corp., Medium-Term Note (a)	4.87%	01/26/29	23,083
50,000	US Bancorp (a)	5.78%	06/12/29	48,093
125,000	Wells Fargo & Co., Medium-Term Note (a)	4.48%	04/04/31	111,107
				1,616,587
	Brokerage Assetmanagers Exchanges — 2.9%
100,000	Intercontinental Exchange, Inc.	4.35%	06/15/29	92,312
75,000	Intercontinental Exchange, Inc.	2.65%	09/15/40	47,113
150,000	Nasdaq, Inc.	5.55%	02/15/34	139,210
				278,635
	Building Materials — 0.9%
100,000	Vulcan Materials Co.	3.50%	06/01/30	85,403
	Cable Satellite — 3.4%
75,000	CCO Holdings LLC / CCO Holdings Capital Corp. (b)	4.75%	03/01/30	61,976
100,000	Charter Communications Operating LLC/Charter Communications Operating Capital	5.05%	03/30/29	92,524
100,000	Comcast Corp.	3.40%	04/01/30	86,598
50,000	Comcast Corp.	4.25%	01/15/33	43,760
50,000	Comcast Corp.	3.75%	04/01/40	36,768
				321,626
	Construction Machinery — 2.5%
125,000	Ashtead Capital, Inc. (b)	2.45%	08/12/31	92,321
150,000	United Rentals North America, Inc. (b)	6.00%	12/15/29	144,440
				236,761
	Consumer Products — 0.4%
50,000	Haleon US Capital LLC	3.63%	03/24/32	41,678
	Diversified Manufacturing — 0.5%
50,000	Ingersoll Rand, Inc.	5.40%	08/14/28	48,744
	Electric — 4.2%
50,000	Duke Energy Carolinas LLC	2.45%	02/01/30	41,082
50,000	Duke Energy Carolinas LLC	4.95%	01/15/33	46,206
See Notes to Financial Statements

First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Electric (Continued)
$50,000	Duke Energy Progress LLC	6.30%	04/01/38	$49,238
75,000	Florida Power & Light Co.	5.10%	04/01/33	70,293
50,000	Florida Power & Light Co.	5.69%	03/01/40	47,629
100,000	PECO Energy Co.	4.90%	06/15/33	92,601
50,000	Public Service Electric & Gas Co.	5.20%	08/01/33	47,506
				394,555
	Environmental — 4.1%
150,000	Republic Services, Inc.	5.00%	04/01/34	137,678
50,000	Republic Services, Inc.	6.20%	03/01/40	48,837
100,000	Waste Management, Inc.	4.63%	02/15/30	94,024
125,000	Waste Management, Inc.	4.63%	02/15/33	113,446
				393,985
	Food And Beverage — 4.3%
150,000	Constellation Brands, Inc.	4.75%	05/09/32	135,034
100,000	Keurig Dr Pepper, Inc.	3.95%	04/15/29	91,069
100,000	Kraft Heinz Foods Co.	3.75%	04/01/30	87,609
50,000	McCormick & Co., Inc.	4.95%	04/15/33	45,094
50,000	Sysco Corp.	5.95%	04/01/30	49,663
				408,469
	Gaming — 0.5%
50,000	VICI Properties L.P.	4.95%	02/15/30	44,625
	Health Insurance — 5.8%
125,000	Centene Corp.	3.00%	10/15/30	99,036
100,000	Elevance Health, Inc.	2.55%	03/15/31	79,139
125,000	Elevance Health, Inc.	4.10%	05/15/32	108,530
60,000	Humana, Inc.	4.88%	04/01/30	55,919
150,000	UnitedHealth Group, Inc.	5.35%	02/15/33	144,238
60,000	UnitedHealth Group, Inc.	6.88%	02/15/38	64,392
				551,254
	Healthcare — 10.9%
50,000	Avantor Funding, Inc. (b)	4.63%	07/15/28	44,567
100,000	Becton Dickinson & Co.	4.30%	08/22/32	87,891
75,000	Cigna Group (The)	2.38%	03/15/31	58,444
75,000	Cigna Group (The)	5.40%	03/15/33	71,010
50,000	Cigna Group (The)	4.80%	08/15/38	42,382
100,000	CVS Health Corp.	5.13%	02/21/30	94,173
75,000	HCA, Inc.	4.13%	06/15/29	66,588
75,000	HCA, Inc.	5.50%	06/01/33	68,457
150,000	IQVIA, Inc. (b)	5.70%	05/15/28	144,188
50,000	IQVIA, Inc. (b)	6.50%	05/15/30	48,563
50,000	McKesson Corp.	5.10%	07/15/33	46,512
100,000	Stryker Corp.	1.95%	06/15/30	78,240
50,000	Stryker Corp.	4.10%	04/01/43	37,562
50,000	Thermo Fisher Scientific, Inc.	4.95%	11/21/32	46,565
50,000	Thermo Fisher Scientific, Inc.	5.40%	08/10/43	45,378
75,000	Universal Health Services, Inc.	2.65%	10/15/30	57,366
				1,037,886
	Other Utility — 1.2%
125,000	American Water Capital Corp.	4.45%	06/01/32	112,543
See Notes to Financial Statements

First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Packaging — 1.0%
$100,000	Berry Global, Inc. (b)	5.50%	04/15/28	$95,749
	Pharmaceuticals — 4.5%
100,000	Amgen, Inc.	5.25%	03/02/30	96,037
150,000	Astrazeneca Finance LLC	4.88%	03/03/33	141,143
200,000	Zoetis, Inc.	5.60%	11/16/32	194,013
				431,193
	Property & Casualty Insurance — 5.9%
125,000	Aon Corp./Aon Global Holdings PLC	5.35%	02/28/33	116,571
150,000	Arthur J Gallagher & Co.	5.50%	03/02/33	139,841
200,000	Brown & Brown, Inc.	4.20%	03/17/32	167,788
100,000	Marsh & McLennan Cos., Inc.	5.75%	11/01/32	97,580
50,000	Marsh & McLennan Cos., Inc.	4.75%	03/15/39	42,599
				564,379
	Retailers — 0.9%
100,000	O’Reilly Automotive, Inc.	4.70%	06/15/32	89,612
	Technology — 13.9%
100,000	Autodesk, Inc.	2.85%	01/15/30	83,502
50,000	Black Knight InfoServ LLC (b)	3.63%	09/01/28	44,625
50,000	Crowdstrike Holdings, Inc.	3.00%	02/15/29	41,842
50,000	FactSet Research Systems, Inc.	3.45%	03/01/32	40,466
50,000	Fidelity National Information Services, Inc.	4.25%	05/15/28	45,776
100,000	Fidelity National Information Services, Inc.	5.10%	07/15/32	92,330
60,000	Fiserv, Inc.	2.65%	06/01/30	48,379
50,000	Gartner, Inc. (b)	4.50%	07/01/28	45,061
125,000	MSCI, Inc. (b)	4.00%	11/15/29	107,749
100,000	MSCI, Inc. (b)	3.88%	02/15/31	82,638
15,000	Open Text Holdings, Inc. (b)	4.13%	02/15/30	12,448
100,000	Oracle Corp.	6.25%	11/09/32	99,106
100,000	Oracle Corp.	6.50%	04/15/38	97,638
125,000	PTC, Inc. (b)	4.00%	02/15/28	110,975
60,000	Salesforce.com, Inc.	1.95%	07/15/31	46,349
75,000	Salesforce.com, Inc.	2.70%	07/15/41	48,263
50,000	SS&C Technologies, Inc. (b)	5.50%	09/30/27	46,964
100,000	VMware, Inc.	4.70%	05/15/30	90,607
80,000	Workday, Inc.	3.70%	04/01/29	71,458
85,000	Workday, Inc.	3.80%	04/01/32	70,824
				1,327,000
	Wireless — 3.3%
100,000	Crown Castle, Inc.	3.30%	07/01/30	82,250
50,000	SBA Communications Corp.	3.13%	02/01/29	41,390
75,000	T-Mobile USA, Inc.	2.55%	02/15/31	58,460
100,000	T-Mobile USA, Inc.	5.20%	01/15/33	91,904
50,000	T-Mobile USA, Inc.	4.38%	04/15/40	38,696
				312,700
	Wirelines — 0.6%
60,000	AT&T, Inc.	4.30%	02/15/30	53,827
	Total Corporate Bonds and Notes			8,685,035
	(Cost $9,156,463)
See Notes to Financial Statements

First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN CORPORATE BONDS AND NOTES — 7.2%
	Banking — 2.2%
$55,000	Barclays PLC (a)	4.97%	05/16/29	$50,647
75,000	Royal Bank of Canada	3.88%	05/04/32	63,122
50,000	Toronto-Dominion Bank (The) Medium-Term Note	5.52%	07/17/28	48,767
50,000	Toronto-Dominion Bank (The)	4.46%	06/08/32	43,619
				206,155
	Environmental — 0.9%
100,000	Waste Connections, Inc.	4.20%	01/15/33	86,843
	Food And Beverage — 1.3%
50,000	Bacardi Ltd./Bacardi-Martini BV (b)	5.40%	06/15/33	45,731
100,000	Diageo Capital PLC	2.00%	04/29/30	79,552
				125,283
	Healthcare — 1.0%
100,000	Medtronic Global Holdings SCA	4.50%	03/30/33	90,926
	Pharmaceuticals — 0.5%
50,000	Pfizer Investment Enterprises Pte Ltd.	4.75%	05/19/33	45,978
	Technology — 1.3%
100,000	Open Text Corp. (b)	6.90%	12/01/27	99,621
30,000	Open Text Corp. (b)	3.88%	02/15/28	26,108
				125,729
	Total Foreign Corporate Bonds and Notes			680,914
	(Cost $717,038)

	Total Investments — 98.4%			9,365,949
	(Cost $9,873,501)
	Net Other Assets and Liabilities — 1.6%			154,983
	Net Assets — 100.0%			$9,520,932

(a)
Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at October 31, 2023. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(b)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund’s advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2023, securities noted as such amounted to $1,253,724 or 13.2%
of net assets.

See Notes to Financial Statements

First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)
Portfolio of Investments (Continued)
October 31, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 10/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Corporate Bonds and Notes*	$8,685,035	$—	$8,685,035	$—
Foreign Corporate Bonds and Notes*	680,914	—	680,914	—
Total Investments	$9,365,949	$—	$9,365,949	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)
Statement of Assets and Liabilities
October 31, 2023

ASSETS:
Investments, at value	$9,365,949
Cash	44,559
Interest receivable	115,735
Total Assets	9,526,243

LIABILITIES:
Investment advisory fees payable	5,311
Total Liabilities	5,311
NET ASSETS	$9,520,932

NET ASSETS consist of:
Paid-in capital	$10,015,040
Par value	5,000
Accumulated distributable earnings (loss)	(499,108)
NET ASSETS	$9,520,932
NET ASSET VALUE, per share	$19.04
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	500,002
Investments, at cost	$9,873,501
See Notes to Financial Statements

First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)
Statement of Operations
For the Period Ended October 31, 2023 (a)

INVESTMENT INCOME:
Interest	$130,244
Total investment income	130,244

EXPENSES:
Investment advisory fees	15,592
Total expenses	15,592
NET INVESTMENT INCOME (LOSS)	114,652

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	(16,208)
Net change in unrealized appreciation (depreciation) on investments	(507,552)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(523,760)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(409,108)

(a)	Inception date is August 2, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
See Notes to Financial Statements

First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)
Statement of Changes in Net Assets

Period Ended 10/31/2023 (a)
OPERATIONS:
Net investment income (loss)	$114,652
Net realized gain (loss)	(16,208)
Net change in unrealized appreciation (depreciation)	(507,552)
Net increase (decrease) in net assets resulting from operations	(409,108)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(90,000)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	10,020,040
Cost of shares redeemed	—
Net increase (decrease) in net assets resulting from shareholder transactions	10,020,040
Total increase (decrease) in net assets	9,520,932

NET ASSETS:
Beginning of period	—
End of period	$9,520,932

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	—
Shares sold	500,002
Shares redeemed	—
Shares outstanding, end of period	500,002

(a)	Inception date is August 2, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
See Notes to Financial Statements

First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)
Financial Highlights
For a share outstanding throughout the period

Period Ended 10/31/2023 (a)

Net asset value, beginning of period	$20.00
Income from investment operations:
Net investment income (loss) (b)	0.23
Net realized and unrealized gain (loss)	(1.01)
Total from investment operations	(0.78)
Distributions paid to shareholders from:
Net investment income	(0.18)
Net asset value, end of period	$19.04
Total return (c)	(3.91)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$9,521
Ratio of total expenses to average net assets	0.65% (d)
Ratio of net investment income (loss) to average net assets	4.78% (d)
Portfolio turnover rate (e)	7%

(a)	Inception date is August 2, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)
October 31, 2023
1. Organization
First Trust Exchange-Traded Fund IV (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of eighteen exchange-traded funds that are offering shares. This report covers the First Trust Intermediate Duration Investment Grade Corporate ETF (the “Fund”), a non-diversified series of the Trust, which trades under the ticker “FIIG” on NYSE Arca, Inc. The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The investment objective of the Fund is to deliver current income and long-term capital appreciation. Under normal market conditions, the Fund seeks to achieve its objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in investment grade corporate debt securities. Corporate debt securities are debt obligations issued by businesses to finance their operations. Notes, bonds, loans, debentures and commercial paper are the most common types of corporate debt securities, with the primary differences being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. Corporate debt securities may have fixed or floating interest rates. The corporate debt securities in which the Fund may invest also include senior loans and covenant-lite loans, substantially all of which are expected to be covenant-lite loans.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Corporate bonds, corporate notes and other debt securities are fair valued on the basis of valuations provided by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
 1)
benchmark yields;
 2)
reported trades;
 3)
broker/dealer quotes;
 4)
issuer spreads;
 5)
benchmark securities;
 6)
bids and offers; and
 7)
reference data including market research publications.

Notes to Financial Statements (Continued)
First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)
October 31, 2023
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
 1)
the credit conditions in the relevant market and changes thereto;
 2)
the liquidity conditions in the relevant market and changes thereto;
 3)
the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
 4)
issuer-specific conditions (such as significant credit deterioration); and
 5)
any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the most recent price provided by a pricing service;
 2)
available market prices for the fixed-income security;
 3)
the fundamental business data relating to the borrower/issuer;
 4)
an evaluation of the forces which influence the market in which these securities are purchased and sold;
 5)
the type, size and cost of a security;
 6)
the financial statements of the borrower/issuer or the financial condition of the country of issue;
 7)
the credit quality and cash flow of the borrower/issuer, or country of issue, based on the Pricing Committee’s, sub-advisor’s or portfolio manager’s analysis, as applicable, or external analysis;
 8)
the information as to any transactions in or offers for the security;
 9)
the price and extent of public trading in similar securities of the borrower/issuer, or comparable companies;
10)
the coupon payments;
11)
the quality, value and salability of collateral, if any, securing the security;
12)
the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s/issuer’s management (for corporate debt only);
13)
the prospects for the borrower’s/issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only);
14)
the borrower’s/issuer’s competitive position within the industry;
15)
the borrower’s/issuer’s ability to access additional liquidity through public and/or private markets; and
16)
other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

Notes to Financial Statements (Continued)
First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)
October 31, 2023
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2023, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
C. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid during the fiscal period ended October 31, 2023 was as follows:

Distributions paid from:
Ordinary income	$90,000
Capital gains	—
Return of capital	—
As of October 31, 2023, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income	$24,652
Accumulated capital and other gain (loss)	(16,208)
Net unrealized appreciation (depreciation)	(507,552)
D. Income Taxes
The Fund intends to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized

Notes to Financial Statements (Continued)
First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)
October 31, 2023
gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable year ended 2023 remains open to federal and state audit. As of October 31, 2023, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2023, for federal income tax purposes, the Fund had $16,208 of capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to the Fund’s shareholders.
Certain losses realized during the current fiscal period may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal period ended October 31, 2023, the Fund had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund. The results of operations and net assets were not affected by these adjustments. For the fiscal period ended October 31, 2023, there were no tax adjustments made to accumulated distributable earnings (loss) accounts due to differences between book and tax treatments.
As of October 31, 2023, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$9,873,501	$90	$(507,642)	$(507,552)
E. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of the Fund’s assets and is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit, license fees and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The annual unitary management fee payable by the Fund to First Trust for these services will be reduced at certain levels of the Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Notes to Financial Statements (Continued)
First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)
October 31, 2023

Breakpoints
Fund net assets up to and including $2.5 billion	0.65000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.63375%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.61750%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.60125%
Fund net assets greater than $10 billion up to and including $15 billion	0.58500%
Fund net assets greater than $15 billion	0.55250%
The Trust has multiple service agreements with The Bank of New York Mellon (“BNYM”). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund’s assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal period ended October 31, 2023, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were $10,508,348 and $635,542, respectively.
For the fiscal period ended October 31, 2023, the Fund had no in-kind transactions.
5. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number

Notes to Financial Statements (Continued)
First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)
October 31, 2023
of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before July 31, 2025.
7. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund IV:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust Intermediate Duration Investment Grade Corporate ETF (the “Fund”), one of the funds constituting the First Trust Exchange-Traded Fund IV, as of October 31, 2023, and the related statement of operations, changes in net assets, and the financial highlights for the period from August 2, 2023 (commencement of investment operations) through October 31, 2023, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations, the changes in its net assets, and the financial highlights for the period from August 2, 2023 (commencement of investment operations) through October 31, 2023, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
December 21, 2023
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)
October 31, 2023 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
Distributions paid to foreign shareholders during the Fund’s fiscal period ended October 31, 2023 that were properly designated by the Fund as “interest-related dividends” or “short-term capital gain dividends,” may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal period ended October 31, 2023, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not

Additional Information (Continued)
First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)
October 31, 2023 (Unaudited)
participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and

Additional Information (Continued)
First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)
October 31, 2023 (Unaudited)
it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the U.S. has resumed “reasonably” normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund’s shares and result in increased market volatility. During any such events, a fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund’s shares may widen.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Additional Information (Continued)
First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)
October 31, 2023 (Unaudited)
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
Preferred Securities Risk. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.
Valuation Risk. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions (sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots. If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.
NOT FDIC INSURED  NOT BANK GUARANTEED  MAY LOSE VALUE
Advisory Agreement
Board Considerations Regarding Approval of the Investment Management Agreement
The Board of Trustees of First Trust Exchange-Traded Fund IV (the “Trust”), including the Independent Trustees, approved the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”), on behalf of First Trust Intermediate Duration Investment Grade Corporate ETF (the “Fund”), for an initial two-year term at a meeting held on June 5, 2023.  The Board determined that the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements.  To assist the Board in its evaluation of the Agreement for the Fund, the Independent Trustees received a report from the Advisor in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined:  the services to be provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the proposed unitary fee rate schedule payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other exchange-traded funds (“ETFs”) managed by the Advisor; the estimated expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; the nature of expenses to be incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program.  The Independent Trustees and their counsel also met separately to discuss the information provided by the Advisor.  The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor is a reasonable business arrangement from the Fund’s perspective.
In evaluating whether to approve the Agreement for the Fund, the Board considered the nature, extent and quality of the services to be provided by the Advisor under the Agreement and considered that employees of the Advisor provide management services to other ETFs and to other funds in the First Trust Fund Complex with diligence and care.  The Board considered that the Advisor will be responsible for the overall management and administration of the Fund and reviewed all of the services to be provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services.  The Board noted that the Fund will be an actively-managed ETF and considered that the Advisor manages other ETFs with a similar structure in the First Trust Fund

Additional Information (Continued)
First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)
October 31, 2023 (Unaudited)
Complex.  The Board noted that the Advisor’s Investment Grade Fixed Income and Leveraged Finance Investment Groups will be responsible for the day-to-day management of the Fund’s investments and considered the background and experience of the members of the Investment Grade Fixed Income and Leveraged Finance Investment Groups.  The Board considered that the Advisor applies the same oversight model internally with the Investment Grade Fixed Income and Leveraged Finance Investment Groups as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review.  In reviewing the services to be provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions.  At the meeting, the Trustees received a presentation from representatives of the Investment Grade Fixed Income and Leveraged Finance Investment Groups and were able to ask questions about the Groups and the proposed investment strategy for the Fund.  Because the Fund had yet to commence investment operations, the Board could not consider the historical investment performance of the Fund.  In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services to be provided to the Fund by the Advisor under the Agreement are expected to be satisfactory.
The Board considered the proposed unitary fee rate schedule payable by the Fund under the Agreement for the services to be provided.  The Board noted that, under the unitary fee arrangement, the Fund would pay the Advisor a unitary fee starting at an annual rate of 0.65% of its average daily net assets, subject to a breakpoint schedule pursuant to which the unitary fee rate would be reduced as assets of the Fund meet certain thresholds.  The Board noted that the Advisor would be responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Agreement and interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any.  The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other ETFs.  Because the Fund will pay a unitary fee, the Board determined that expense ratios were the most relevant comparative data point.  Based on the information provided, the Board noted that the total (net) expense ratio for the Fund was above the median total (net) expense ratio of the peer funds in the Expense Group.  With respect to the Expense Group, the Board discussed with representatives of the Advisor how the Expense Group was assembled and how the Fund compared and differed from the peer funds.  The Board took this information into account in considering the peer data.  With respect to fees charged to other ETFs managed by the Advisor, the Board considered the Advisor’s statements that the Fund will be a specialty, actively-managed ETF and that the proposed Fund has no material difference in fees from comparable First Trust fixed income funds.  In light of the information considered and the nature, extent and quality of the services expected to be provided to the Fund under the Agreement, the Board determined that the proposed unitary fee was fair and reasonable.
The Board considered whether there are any potential economies of scale to be achieved in connection with the Advisor providing investment advisory services to the Fund and whether the Fund may benefit from any economies of scale.  The Board noted that the proposed unitary fee rate schedule for the Fund includes breakpoints pursuant to which the unitary fee rate would be reduced as assets of the Fund meet certain thresholds.  The Board considered that the Advisor has continued to build infrastructure and add new staff to improve the services to the funds in the First Trust Fund Complex.  The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Fund generally would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Fund.  The Board concluded that the proposed unitary fee rate schedule for the Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at reasonably foreseeable future asset levels.  The Board took into consideration the types of costs to be borne by the Advisor in connection with its services to be performed for the Fund under the Agreement.  The Board considered the Advisor’s estimate of the asset level for the Fund at which the Advisor expects the Agreement to be profitable to the Advisor and the Advisor’s estimate of the profitability of the Agreement if the Fund’s assets reach $100 million.  The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s estimated profitability level for the Fund was not unreasonable.  In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund.  The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor will not utilize soft dollars in connection with the Fund.  The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreement are fair and reasonable and that the approval of the Agreement is in the best interests of the Fund.  No single factor was determinative in the Board’s analysis.

Additional Information (Continued)
First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)
October 31, 2023 (Unaudited)
Remuneration
First Trust Advisors L.P. (“First Trust”) is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain funds it manages, including First Trust Intermediate Duration Investment Grade Corporate ETF (the “Fund”), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2022, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Funds is $4,887. This figure is comprised of $189 paid (or to be paid) in fixed compensation and $4,698 paid (or to be paid) in variable compensation. There were a total of 24 beneficiaries of the remuneration described above. Those amounts include $2,577 paid (or to be paid) to senior management of First Trust Advisors L.P. and $2,310 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Funds (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i.
to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii.
to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii.
to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Fund.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.

Board of Trustees and Officers
First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)
October 31, 2023 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.

Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Retired; Physician, Edward-Elmhurst Medical Group (2021 to September 2023); Physician and Officer, Wheaton Orthopedics (1990 to 2021)	254	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	Retired; President, ADM Investors Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	254
Director, National Futures
Association and ADMIS
Singapore Ltd.; Formerly,
Director of ADM Investor
Services, Inc., ADM Investor
Services International,
ADMIS Hong Kong Ltd., and
Futures Industry Association

Denise M. Keefe, Trustee (1964)	• Indefinite Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	254
Director and Board Chair of
Advocate Home Health
Services, Advocate Home
Care Products and Advocate
Hospice; Director and Board
Chair of Aurora At Home
(since 2018); Director of
Advocate Physician Partners
Accountable Care
Organization; Director of
RML Long Term Acute Care
Hospitals; Director of Senior
Helpers (since 2021); and
Director of MobileHelp
(since 2022)

Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	254	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	254	None
Bronwyn Wright, Trustee (1971)	• Indefinite Term • Since 2023	Independent Director to a number of Irish collective investment funds (2009 to Present); Various roles at international affiliates of Citibank (1994 to 2009), including Managing Director, Citibank Europe plc and Head of Securities and Fund Services, Citi Ireland (2007 to 2009)	229	None

Board of Trustees and Officers (Continued)
First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)
October 31, 2023 (Unaudited)
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INTERESTED TRUSTEE
James A. Bowen(1), Trustee, Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P., Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	254	None

Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since 2016
Managing Director and Chief Financial Officer, First Trust
Advisors L.P. and First Trust Portfolios L.P.; Chief Financial
Officer, BondWave LLC (Software Development Company) and
Stonebridge Advisors LLC (Investment Advisor)

Derek D. Maltbie (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2023
Senior Vice President, First Trust Advisors L.P. and First Trust
Portfolios L.P., July 2021 to Present. Previously, Vice President,
First Trust Advisors L.P. and First Trust Portfolios L.P., 2014 -
2021.

W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.

(1)
Mr. Bowen is deemed an “interested person” of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.
(2)
The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)
October 31, 2023 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•  Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•  Information about your transactions with us, our affiliates or others;
•  Information we receive from your inquiries by mail, e-mail or telephone; and
•  Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•  In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•  We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2023

First Trust Exchange-Traded Fund IV
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

Annual Report
For the Year Ended
October 31, 2023

First Trust Exchange-Traded Fund IV

First Trust Limited Duration Investment Grade Corporate ETF (FSIG)

First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
Annual Report
October 31, 2023
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the “Trust”) described in this report (First Trust Limited Duration Investment Grade Corporate ETF; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary from the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
Annual Letter from the Chairman and CEO
October 31, 2023
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Limited Duration Investment Grade Corporate ETF (the “Fund”), which contains detailed information about the Fund for the twelve months ended October 31, 2023.
The Bureau of Economic Analysis recently announced that U.S. real gross domestic product (“GDP”) grew by a staggering 4.9% in the third quarter of 2023 and is now up 2.9% on a year-over-year basis from where it stood in the third quarter of 2022. The most recent quarter’s GDP data represents the fastest growth rate for any quarter since 2014. Consumer spending, which rose by 4.0% over the period, was responsible for 2.7 percentage points of the total increase in GDP. Whether the consumer can keep up this pace of spending remains to be seen, especially given recent news that excess savings from the pandemic-era stimulus have likely been depleted. From a global perspective, the International Monetary Fund (“IMF”) notes that progress in fighting inflation has led to lower economic growth. In their October 2023 publication of the World Economic Outlook, the IMF projected that the growth in world economic output is expected to slow from 3.5% in 2022 to 2.9% in 2024. The economic growth in advanced economies is projected to plummet from 2.6% in 2022 to 1.4% in 2024.
In the notes to their September 2023 meeting, the Federal Open Market Committee revealed that they may need to keep interest rates “higher for longer” as they continue to battle stubbornly high inflation. As many investors are likely aware, a higher Federal Funds target rate can have deep implications for consumers, such as driving up the cost of borrowing for homes, automobiles, and other large purchases. The American consumer has yet to feel the full weight of those burdens, in my opinion. That said, the data reveals a different story among corporate America. S&P Global Market Intelligence reported that a total of 516 U.S. corporations filed for bankruptcy protection on a year-to-date basis through September 30, 2023, up from a total of 263 corporate bankruptcy filings over the same period last year. Higher interest rates and Treasury bond yields have also sapped demand for commercial property loans. Data from Trepp, LLC, a leading provider of data and analytics to the commercial real estate and banking markets, revealed that just $28.2 billion of loans converted into commercial mortgage-backed securities have been issued in 2023, the lowest figure since 2011.
The financial markets battled a myriad of headwinds over the past year, from geopolitical uncertainty resulting from war (the conflicts between Israel and Hamas and Russia and Ukraine), to slowing global economic growth and sticky inflation. Brian Wesbury, Chief Economist at First Trust, notes that a U.S. economic recession is likely to begin at some point early next year. While calls for a recession may concern some investors, the following may offer solace. Data from Bloomberg reveals that the S&P 500® Index has posted positive total returns over the 3-year period following every recession since 1948.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
The First Trust Limited Duration Investment Grade Corporate ETF’s (the “Fund”) primary investment objective is to deliver current income. Under normal market conditions, the Fund seeks to achieve its objectives by investing at least 80% of its net assets (plus any borrowings for investment purposes) in investment grade corporate debt securities. Corporate debt securities are debt obligations issued by businesses to finance their operations. Notes, bonds, loans, debentures and commercial paper are the most common types of corporate debt securities, with the primary differences being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. Corporate debt securities may have fixed or floating interest rates. The corporate debt securities in which the Fund may invest may include senior loans and covenant-lite loans.
At least 80% of the Fund’s net assets will be invested in corporate debt securities that are, at the time of purchase, investment grade (i.e., rated Baa3/BBB- or above) by at least one nationally recognized statistical rating organization (“NRSRO”) rating such securities, or if unrated, debt securities determined by the Fund’s investment advisor to be of comparable quality. In the case of a split rating between one or more of the NRSROs, the Fund will consider the highest rating. For an unrated security to be considered investment grade, the Fund’s investment advisor will consider, at the time of purchase, whether such security is of comparable quality based on fundamental credit analysis of the unrated security and comparable securities that are rated by an NRSRO.
Although the Fund intends to invest primarily in investment grade corporate debt securities, the Fund may invest up to 20% of its net assets (plus any borrowings for investment purposes) in debt securities of any credit quality, including senior loans and other debt securities that are below investment grade, which are also known as high yield securities, or commonly referred to as “junk” bonds, or unrated securities that have not been judged by the Fund’s investment advisor to be of comparable quality to rated investment grade securities. The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended. The Fund’s investments will be concentrated (i.e., invest more than 25% of Fund assets) in the industries or group of industries comprising the financials sector.

Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 10/31/23	Inception (11/17/21) to 10/31/23	Inception (11/17/21) to 10/31/23
Fund Performance
NAV(1)	3.68%	-1.46%	-2.84%
Market Price	3.56%	-1.44%	-2.79%
Index Performance
Bloomberg US Corporate Bond 1-5 Year Index	4.22%	-1.98%	-3.82%

(1)
On January 3, 2023, the fair value methodology used to value the senior loan investments held by the Fund was changed. Prior to that date, the senior loans were valued using the bid side price provided by a pricing service. After such date, the senior loans were valued using the midpoint between the bid and ask price provided by a pricing service.
The change in the Fund’s fair value methodology on January 3, 2023, resulted in a one-time increase in the Fund’s net asset value of approximately $0.003 per share on that date, which represented a positive impact on the Fund’s performance of 0.01%. The change to the pricing methodology was negligible to the performance of the Fund on a
NAV basis for the periods ended October 31, 2023.

Total returns for the period since inception are calculated from the inception date of the Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the period indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period indicated. The total returns would have been lower if certain fees had not been waived by the Advisor.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under Securities and Exchange Commission rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

Fund Performance Overview (Unaudited) (Continued)
First Trust Limited Duration Investment Grade Corporate ETF (FSIG) (Continued)

Industry Classification	% of Total Long-Term Investments(1)
Banking	22.8%
Technology	14.7
Healthcare	12.3
Health Insurance	6.8
Food and Beverage	6.4
Property & Casualty Insurance	5.1
Pharmaceuticals	4.9
Wireless	3.8
Environmental	3.7
Cable Satellite	3.5
Electric	3.4
Brokerage Assetmanagers Exchanges	2.4
Construction Machinery	1.4
Wirelines	1.2
Packaging	1.1
Aerospace/Defense	0.8
Other Utility	0.8
Retailers	0.8
Chemicals	0.8
Gaming	0.7
Consumer Cyclical Services	0.5
Lodging	0.5
Building Materials	0.4
Consumer Products	0.4
Diversified Manufacturing	0.3
Restaurants	0.2
Midstream	0.2
Paper	0.1
Total	100.0%

Asset Classification	% of Total Long-Term Investments(1)
Corporate Bonds and Notes	86.6%
Foreign Corporate Bonds and Notes	8.5
Senior Floating-Rate Loan Interests	4.9
Total	100.0%

Credit Quality(2)	% of Senior Loans and Other Debt Securities(1)
AA	2.5%
AA-	11.6
A+	7.1
A	12.8
A-	17.2
BBB+	14.8
BBB	13.9
BBB-	17.5
BB+	0.8
BB	0.9
BB-	0.9
Total	100.0%

Top Ten Issuers	% of Long-Term Investments(1)
JPMorgan Chase & Co.	3.3%
Bank of America Corp.	3.2
Morgan Stanley	2.9
IQVIA, Inc.	2.3
Oracle Corp.	2.0
State Street Corp.	2.0
Elevance Health, Inc.	2.0
T-Mobile USA, Inc.	1.9
Goldman Sachs Group (The), Inc.	1.9
Brown & Brown, Inc.	1.8
Total	23.3%

(1)	Percentages are based on long-term positions. Commercial paper is excluded.
(2)
The ratings are by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody’s
Investors Service, Inc., Fitch Ratings, or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest ratings are used. Ratings are measured highest to lowest on a scale that generally ranges from AAA to
D for long-term ratings and A-1 to C for short-term ratings. Investment grade is defined as those issuers that have a long-term credit rating of
BBB- or higher or a short-term credit rating of A-3 or higher. “NR” indicates no rating. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Fund Performance Overview (Unaudited) (Continued)
First Trust Limited Duration Investment Grade Corporate ETF (FSIG) (Continued)

Performance of a $10,000 Initial Investment
November 17, 2021 - October 31, 2023

$10,500
$10,000
$9,500
$9,000
11/17/21
4/30/22
10/31/22
4/30/23
10/31/23
$9,716
$9,618

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at  https://www.ftportfolios.com/Retail/etf/home.aspx.

Portfolio Commentary
First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
Annual Report
October 31, 2023 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) is the investment advisor to First Trust Limited Duration Investment Grade Corporate ETF (the “Fund” or “FSIG”). First Trust is responsible for the selection and ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Portfolio Management Team
The following persons serve as portfolio managers of the Fund:
William Housey, CFA – Managing Director of Fixed Income and Senior Portfolio Manager of First Trust
Todd Larson, CFA – Senior Vice President and Portfolio Manager of First Trust
Eric R. Maisel, CFA – Senior Vice President and Portfolio Manager of First Trust
Jeffrey Scott, CFA – Senior Vice President and Portfolio Manager of First Trust
Nathan Simons, CFA – Vice President and Portfolio Manager of First Trust
Scott Skowronski, CFA – Senior Vice President and Portfolio Manager of First Trust
The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. William Housey, Todd Larson, Eric R. Maisel, Jeffrey Scott, and Nathan Simons have served as a part of the portfolio management team of the Fund since November 2021. Scott Skowronski has served as part of the portfolio management team of the Fund since November 2022.
Commentary
Market Recap
At the beginning of the 12-month period ended October 31, 2023, inflation remained elevated as the November 2022 Consumer Price Index printed 7.1% on a year-over-year basis, while the Federal Reserve (the “Fed”) simultaneously reiterated its commitment to a 2.0% inflation target. At this point, the upper bound of the Federal Funds target rate sat at 3.25%. However, by the Fed’s December 2022 Federal Open Market Committee (“FOMC”) meeting, the committee projected a higher-than-expected terminal Federal Funds target rate of 5.00-5.25%, indicating the Fed’s lack of confidence that inflation would remain subdued. The FOMC raised its target rate once again to 5.25-5.50% at its July 2023 meeting in a continued attempt to mitigate inflation. At the September 2023 meeting, the FOMC held its target rate steady and upwardly revised its economic growth outlook for both this year and next, while reducing its 2024 rate cut projection; this proved a catalyst for higher yields, spread volatility, and lower equity values in the concluding weeks of the reporting period.
For the 12-month period ended October 31, 2023, the 10-Year U.S. Treasury yield increased 88 basis points from 4.05% to 4.93%. While the S&P 500® Index traded near 4,500 at the end of the second quarter of 2023, nearly 1,000 points above its October 2022 bottom, the S&P 500® Index closed at 4,194 on October 31, 2023, providing a 10.14% return over the 12-month period ended October 31, 2023.
Fund Performance
The Fund returned 3.68% on a net asset value (“NAV”) basis and 3.56% on a market price basis over the 12-month period ended October 31, 2023. The Bloomberg US Corporate Bond 1-5 Year Index (the “Benchmark”) returned 4.22% over the same period.
Duration was the largest headwind to performance during the period as the inverted yield curve and elevated interest rate volatility complicated timing of the extension trade. The Fund maintained defensive sector positioning during the period with overweight allocations to the Consumer Non-Cyclicals, Insurance, and Technology sectors versus underweights to the Banking, Retail, and Energy sectors. While the defensive positioning within sectors was a headwind to performance, it was more than offset by the benefit from being underweight corporate bonds versus term loans that benefited from lower interest rate sensitivity and higher carry. Strong security selection within the Food & Beverage, Healthcare, Pharmaceuticals, and Technology sectors was only partially offset by up-in-quality positioning to large U.S. banks within the Banking sector.
Market Outlook
Our market framework centers on our view that the Fed’s interest rate hiking cycle is nearing its end. While the Fed may leak incremental hikes into the market, today’s fixed income markets are much more balanced when it comes to income and interest rate

Portfolio Commentary (Continued)
First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
Annual Report
October 31, 2023 (Unaudited)
risk, in our view. Elevated yields continue to support future positive returns in fixed income. However, we expect market volatility to continue as investors attempt to gauge the likelihood, and timing of, a recession. Consequently, we favor increasing credit quality while defensively positioning in sectors with limited cyclicality. Improved valuations have created attractive opportunities in the corporate credit landscape, in our view. As we assess such market opportunities, we will continue to employ our bottom-up credit underwriting process and rigorous approach to risk management.

First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
Understanding Your Fund Expenses
October 31, 2023 (Unaudited)
As a shareholder of First Trust Limited Duration Investment Grade Corporate ETF (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2023.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Annualized Expense Ratio Based on the Six-Month Period (a)	Expenses Paid During the Six-Month Period (b)
First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
Actual	$1,000.00	$992.70	0.45%	$2.26
Hypothetical (5% return before expenses)	$1,000.00	$1,022.94	0.45%	$2.29

(a)	These expense ratios reflect expense waivers. See Note 3 in the Notes to Financial Statements.
(b)
Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (May 1, 2023 through October 31, 2023), multiplied by 184/365 (to reflect the six-month period).

First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
Portfolio of Investments
October 31, 2023

Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES — 84.9%
	Aerospace/Defense — 0.8%
$1,300,000	Lockheed Martin Corp.	5.10%	11/15/27	$1,285,577
2,000,000	Lockheed Martin Corp.	4.45%	05/15/28	1,917,849
3,500,000	Northrop Grumman Corp.	4.40%	05/01/30	3,228,412
				6,431,838
	Banking — 19.4%
1,044,000	American Express Co. (a)	6.34%	10/30/26	1,047,148
3,500,000	American Express Co. (a)	5.39%	07/28/27	3,428,745
1,500,000	American Express Co. (a)	5.28%	07/27/29	1,440,397
2,750,000	Bank of America Corp., Medium-Term Note	3.88%	08/01/25	2,663,076
5,250,000	Bank of America Corp., Global Medium-Term Note	3.50%	04/19/26	4,957,195
6,750,000	Bank of America Corp. (a)	5.08%	01/20/27	6,572,506
5,250,000	Bank of America Corp., Medium-Term Note (a)	4.95%	07/22/28	4,991,134
5,395,000	Bank of America Corp. (a)	5.20%	04/25/29	5,131,001
2,500,000	Bank of New York Mellon (The) Corp., Medium-Term Note (a)	5.22%	11/21/25	2,480,577
1,500,000	Bank of New York Mellon (The) Corp., Medium-Term Note (a)	5.15%	05/22/26	1,481,091
5,150,000	Bank of New York Mellon (The) Corp. (a)	4.41%	07/24/26	5,002,067
1,000,000	Bank of New York Mellon (The) Corp. (a)	4.95%	04/26/27	972,158
2,000,000	Bank of New York Mellon (The) Corp. (a)	5.80%	10/25/28	1,974,981
2,000,000	Bank of New York Mellon (The) Corp., Medium-Term Note (a)	6.32%	10/25/29	2,016,132
600,000	Fifth Third Bancorp (a)	6.34%	07/27/29	581,361
5,000,000	Goldman Sachs Group (The), Inc.	3.00%	03/15/24	4,945,446
3,000,000	Goldman Sachs Group (The), Inc.	5.70%	11/01/24	2,989,275
1,000,000	Goldman Sachs Group (The), Inc. (a)	3.27%	09/29/25	970,621
2,000,000	Goldman Sachs Group (The), Inc. (a)	5.80%	08/10/26	1,980,109
3,500,000	Goldman Sachs Group (The), Inc. (a)	6.48%	10/24/29	3,500,066
5,750,000	JPMorgan Chase & Co.	3.30%	04/01/26	5,420,028
10,500,000	JPMorgan Chase & Co. (a)	4.85%	07/25/28	10,036,834
7,500,000	JPMorgan Chase & Co. (a)	4.01%	04/23/29	6,832,780
3,500,000	JPMorgan Chase & Co. (a)	5.30%	07/24/29	3,370,867
3,250,000	Morgan Stanley, Global Medium-Term Note	4.00%	07/23/25	3,146,456
7,500,000	Morgan Stanley (a)	5.05%	01/28/27	7,326,479
10,500,000	Morgan Stanley (a)	5.45%	07/20/29	10,100,990
2,000,000	Morgan Stanley Bank N.A.	4.75%	04/21/26	1,948,554
5,000,000	PNC Financial Services Group (The), Inc. (a)	4.76%	01/26/27	4,813,048
1,000,000	PNC Financial Services Group (The), Inc.	3.15%	05/19/27	905,228
2,000,000	PNC Financial Services Group (The), Inc. (a)	6.62%	10/20/27	2,005,492
1,000,000	PNC Financial Services Group (The), Inc. (a)	5.58%	06/12/29	957,796
5,234,000	State Street Corp. (a)	4.86%	01/26/26	5,146,550
1,000,000	State Street Corp. (a)	5.10%	05/18/26	986,097
5,000,000	State Street Corp.	5.27%	08/03/26	4,921,595
4,250,000	State Street Corp. (a)	5.82%	11/04/28	4,202,561
1,750,000	Truist Financial Corp., Medium-Term Note (a)	6.05%	06/08/27	1,714,630
4,000,000	Truist Financial Corp., Medium-Term Note (a)	4.87%	01/26/29	3,693,344
3,000,000	US Bancorp (a)	5.73%	10/21/26	2,958,019
2,000,000	US Bancorp (a)	6.79%	10/26/27	2,015,495
2,750,000	Wells Fargo & Co., Medium-Term Note	3.55%	09/29/25	2,626,714
1,250,000	Wells Fargo & Co., Medium-Term Note (a)	2.41%	10/30/25	1,199,613
4,000,000	Wells Fargo & Co.	3.00%	10/23/26	3,665,445
2,750,000	Wells Fargo Bank NA	5.45%	08/07/26	2,724,972
				151,844,673
See Notes to Financial Statements

First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Brokerage Assetmanagers Exchanges — 2.4%
$9,000,000	Intercontinental Exchange, Inc.	4.00%	09/15/27	$8,421,745
3,790,000	LPL Holdings, Inc. (b)	4.63%	11/15/27	3,469,547
7,000,000	Nasdaq, Inc.	5.35%	06/28/28	6,820,166
				18,711,458
	Building Materials — 0.4%
3,500,000	CRH America Finance, Inc. (b)	3.95%	04/04/28	3,242,220
	Cable Satellite — 2.1%
1,000,000	Charter Communications Operating LLC / Charter Communications Operating Capital	4.91%	07/23/25	978,075
2,000,000	Charter Communications Operating LLC/Charter Communications Operating Capital	5.05%	03/30/29	1,850,472
6,500,000	Comcast Corp.	5.25%	11/07/25	6,466,613
1,250,000	Comcast Corp.	5.35%	11/15/27	1,241,451
3,000,000	Comcast Corp.	4.15%	10/15/28	2,803,641
3,500,000	Comcast Corp.	4.25%	10/15/30	3,167,116
				16,507,368
	Chemicals — 0.7%
5,000,000	EIDP, Inc.	4.50%	05/15/26	4,856,375
1,000,000	FMC Corp.	5.15%	05/18/26	965,799
				5,822,174
	Construction Machinery — 1.4%
3,500,000	Ashtead Capital, Inc. (b)	4.00%	05/01/28	3,130,607
7,800,000	United Rentals North America, Inc. (b)	6.00%	12/15/29	7,510,911
				10,641,518
	Consumer Cyclical Services — 0.5%
300,000	Expedia Group, Inc. (b)	6.25%	05/01/25	299,770
4,000,000	Go Daddy Operating Co. LLC / GD Finance Co., Inc. (b)	5.25%	12/01/27	3,753,008
				4,052,778
	Consumer Products — 0.4%
1,000,000	Kenvue, Inc.	5.35%	03/22/26	996,696
2,000,000	Mead Johnson Nutrition Co.	4.13%	11/15/25	1,939,978
				2,936,674
	Diversified Manufacturing — 0.3%
2,000,000	Ingersoll Rand, Inc.	5.40%	08/14/28	1,949,758
667,000	Otis Worldwide Corp.	5.25%	08/16/28	649,128
				2,598,886
	Electric — 3.4%
3,800,000	AEP Transmission Co. LLC	3.10%	12/01/26	3,537,875
5,000,000	CenterPoint Energy Houston Electric LLC	5.20%	10/01/28	4,891,471
425,000	FirstEnergy Transmission LLC (b)	4.35%	01/15/25	414,209
3,250,000	Florida Power & Light Co.	5.05%	04/01/28	3,181,584
2,500,000	Florida Power & Light Co.	4.40%	05/15/28	2,380,026
3,500,000	Florida Power & Light Co.	4.63%	05/15/30	3,273,452
125,000	Pacific Gas and Electric Co.	3.25%	02/16/24	123,914
25,000	Pacific Gas and Electric Co.	4.95%	06/08/25	24,431
25,000	Pacific Gas and Electric Co.	5.45%	06/15/27	23,898
5,780,000	Trans-Allegheny Interstate Line Co. (b)	3.85%	06/01/25	5,588,499
See Notes to Financial Statements

First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Electric (Continued)
$1,550,000	Virginia Electric and Power Co., Series A	3.10%	05/15/25	$1,487,562
1,550,000	Virginia Electric and Power Co., Series B	3.75%	05/15/27	1,453,823
				26,380,744
	Environmental — 2.8%
1,550,000	Republic Services, Inc.	2.90%	07/01/26	1,449,219
7,850,000	Republic Services, Inc.	4.88%	04/01/29	7,532,443
2,000,000	Waste Management, Inc.	3.15%	11/15/27	1,830,649
8,000,000	Waste Management, Inc.	4.88%	02/15/29	7,712,610
3,500,000	Waste Management, Inc.	4.63%	02/15/30	3,290,833
				21,815,754
	Food And Beverage — 4.9%
3,000,000	Conagra Brands, Inc.	4.30%	05/01/24	2,972,168
1,250,000	Conagra Brands, Inc.	5.30%	10/01/26	1,229,032
6,500,000	Constellation Brands, Inc.	4.75%	12/01/25	6,356,752
4,000,000	Constellation Brands, Inc.	4.35%	05/09/27	3,817,083
2,975,000	Keurig Dr Pepper, Inc.	2.55%	09/15/26	2,723,859
5,500,000	Keurig Dr Pepper, Inc.	3.43%	06/15/27	5,090,159
2,000,000	Keurig Dr Pepper, Inc.	4.60%	05/25/28	1,904,021
3,854,000	McCormick & Co., Inc.	3.40%	08/15/27	3,530,310
6,825,000	Molson Coors Beverage Co.	3.00%	07/15/26	6,341,461
2,500,000	Nestle Holdings, Inc. (b)	5.00%	03/14/28	2,469,064
2,000,000	Sysco Corp.	3.25%	07/15/27	1,822,873
				38,256,782
	Gaming — 0.7%
2,050,000	VICI Properties L.P. / VICI Note Co., Inc. (b)	4.63%	06/15/25	1,970,962
3,500,000	VICI Properties L.P. / VICI Note Co., Inc. (b)	3.75%	02/15/27	3,152,625
				5,123,587
	Health Insurance — 6.6%
3,549,000	Aetna, Inc.	3.50%	11/15/24	3,460,192
10,149,000	Centene Corp.	4.25%	12/15/27	9,349,360
5,000,000	Elevance Health, Inc.	5.35%	10/15/25	4,962,822
2,000,000	Elevance Health, Inc.	3.65%	12/01/27	1,843,132
6,000,000	Elevance Health, Inc.	4.10%	03/01/28	5,607,081
3,500,000	Elevance Health, Inc.	2.25%	05/15/30	2,791,414
4,500,000	Humana, Inc.	4.50%	04/01/25	4,422,196
4,000,000	Humana, Inc.	3.95%	03/15/27	3,772,877
3,500,000	Humana, Inc.	4.88%	04/01/30	3,261,968
9,050,000	UnitedHealth Group, Inc.	5.25%	02/15/28	8,993,628
3,500,000	UnitedHealth Group, Inc.	5.30%	02/15/30	3,436,723
				51,901,393
	Healthcare — 10.3%
7,492,000	Alcon Finance Corp. (b)	2.75%	09/23/26	6,858,109
4,240,000	Alcon Finance Corp. (b)	3.00%	09/23/29	3,601,684
3,000,000	Avantor Funding, Inc. (b)	4.63%	07/15/28	2,674,019
1,550,000	Baxter International, Inc.	1.32%	11/29/24	1,473,283
5,000,000	Becton Dickinson & Co.	3.70%	06/06/27	4,654,023
1,250,000	Boston Scientific Corp.	3.45%	03/01/24	1,239,051
5,250,000	Cigna Group (The)	4.13%	11/15/25	5,087,880
2,500,000	Cigna Group (The)	4.50%	02/25/26	2,427,425
See Notes to Financial Statements

First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Healthcare (Continued)
$3,000,000	Cigna Group (The)	4.38%	10/15/28	$2,805,196
3,500,000	Cigna Group (The)	2.40%	03/15/30	2,824,799
1,550,000	CVS Health Corp.	3.88%	07/20/25	1,499,897
2,000,000	CVS Health Corp.	5.00%	02/20/26	1,962,491
4,170,000	HCA, Inc.	5.88%	02/15/26	4,134,299
2,000,000	HCA, Inc.	4.50%	02/15/27	1,892,202
5,000,000	HCA, Inc.	5.20%	06/01/28	4,762,468
11,000,000	IQVIA, Inc. (b)	5.70%	05/15/28	10,573,750
2,500,000	McKesson Corp.	4.90%	07/15/28	2,428,408
8,500,000	Stryker Corp.	3.38%	11/01/25	8,140,540
3,500,000	Thermo Fisher Scientific, Inc.	4.98%	08/10/30	3,339,758
3,400,000	Zimmer Biomet Holdings, Inc.	1.45%	11/22/24	3,238,271
5,000,000	Zimmer Biomet Holdings, Inc.	3.55%	04/01/25	4,831,627
				80,449,180
	Lodging — 0.4%
3,500,000	Hyatt Hotels Corp.	5.75%	01/30/27	3,460,209
	Midstream — 0.2%
1,250,000	Enterprise Products Operating LLC	5.05%	01/10/26	1,235,460
	Other Utility — 0.8%
4,000,000	American Water Capital Corp.	2.95%	09/01/27	3,621,765
2,893,000	American Water Capital Corp.	3.75%	09/01/28	2,656,148
				6,277,913
	Packaging — 1.1%
9,000,000	Berry Global, Inc. (b)	5.50%	04/15/28	8,617,405
	Paper — 0.1%
1,000,000	Packaging Corp. of America	3.40%	12/15/27	914,703
	Pharmaceuticals — 3.3%
2,000,000	AbbVie, Inc.	3.80%	03/15/25	1,947,486
1,550,000	AbbVie, Inc.	3.20%	05/14/26	1,462,018
2,250,000	Amgen, Inc.	5.25%	03/02/25	2,232,496
3,000,000	Amgen, Inc.	4.05%	08/18/29	2,744,911
6,250,000	Astrazeneca Finance LLC	4.88%	03/03/28	6,102,370
2,500,000	Gilead Sciences, Inc.	3.65%	03/01/26	2,387,305
7,000,000	Zoetis, Inc.	4.50%	11/13/25	6,831,693
2,500,000	Zoetis, Inc.	3.00%	09/12/27	2,272,581
				25,980,860
	Property & Casualty Insurance — 5.0%
8,250,000	Aon Corp. / Aon Global Holdings PLC	2.85%	05/28/27	7,464,459
3,500,000	Arthur J Gallagher & Co.	5.50%	03/02/33	3,262,956
11,045,000	Brown & Brown, Inc.	4.20%	09/15/24	10,855,986
3,613,000	Brown & Brown, Inc.	4.50%	03/15/29	3,306,169
1,650,000	Marsh & McLennan Cos., Inc.	3.75%	03/14/26	1,579,497
6,392,000	Marsh & McLennan Cos., Inc.	4.38%	03/15/29	5,982,126
3,500,000	Marsh & McLennan Cos., Inc.	2.25%	11/15/30	2,755,221
3,750,000	Willis North America, Inc.	4.65%	06/15/27	3,571,264
				38,777,678
	Restaurants — 0.2%
2,000,000	McDonald’s Corp., Medium-Term Note	3.50%	03/01/27	1,869,765
See Notes to Financial Statements

First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Retailers — 0.8%
$3,000,000	AutoZone, Inc.	3.75%	06/01/27	$2,806,877
3,500,000	O’Reilly Automotive, Inc.	3.60%	09/01/27	3,247,982
				6,054,859
	Technology — 11.8%
5,000,000	Autodesk, Inc.	4.38%	06/15/25	4,889,941
5,485,000	Autodesk, Inc.	3.50%	06/15/27	5,073,642
7,500,000	Black Knight InfoServ LLC (b)	3.63%	09/01/28	6,693,750
3,500,000	FactSet Research Systems, Inc.	2.90%	03/01/27	3,162,738
3,550,000	Fidelity National Information Services, Inc.	4.50%	07/15/25	3,467,850
3,500,000	Fidelity National Information Services, Inc.	4.70%	07/15/27	3,351,519
3,500,000	Fidelity National Information Services, Inc.	4.25%	05/15/28	3,204,342
667,000	Fiserv, Inc.	5.38%	08/21/28	652,641
3,074,000	Global Payments, Inc.	1.50%	11/15/24	2,925,682
5,000,000	Infor, Inc. (b)	1.75%	07/15/25	4,613,659
13,000,000	MSCI, Inc. (b)	4.00%	11/15/29	11,205,854
4,000,000	Oracle Corp.	5.80%	11/10/25	4,000,027
3,025,000	Oracle Corp.	3.25%	11/15/27	2,739,788
2,250,000	Oracle Corp.	2.30%	03/25/28	1,932,835
3,000,000	Oracle Corp.	4.50%	05/06/28	2,839,751
4,000,000	Oracle Corp.	6.15%	11/09/29	4,015,751
3,000,000	PTC, Inc. (b)	3.63%	02/15/25	2,895,143
1,200,000	PTC, Inc. (b)	4.00%	02/15/28	1,065,363
3,000,000	Roper Technologies, Inc.	3.80%	12/15/26	2,836,066
5,000,000	Verisk Analytics, Inc.	4.00%	06/15/25	4,845,373
2,000,000	VMware, Inc.	1.00%	08/15/24	1,921,199
1,550,000	VMware, Inc.	4.50%	05/15/25	1,514,285
2,500,000	VMware, Inc.	4.65%	05/15/27	2,395,518
10,925,000	Workday, Inc.	3.50%	04/01/27	10,146,515
				92,389,232
	Wireless — 2.9%
4,583,000	Crown Castle, Inc.	4.45%	02/15/26	4,416,596
2,500,000	Crown Castle, Inc.	3.65%	09/01/27	2,274,061
1,500,000	Crown Castle, Inc.	5.00%	01/11/28	1,424,780
5,000,000	T-Mobile USA, Inc.	5.38%	04/15/27	4,923,006
8,000,000	T-Mobile USA, Inc.	4.75%	02/01/28	7,617,316
2,000,000	T-Mobile USA, Inc.	4.95%	03/15/28	1,925,092
				22,580,851
	Wirelines — 1.2%
2,000,000	AT&T, Inc.	5.54%	02/20/26	1,984,265
5,550,000	Verizon Communications, Inc.	4.13%	03/16/27	5,258,672
1,875,000	Verizon Communications, Inc.	4.33%	09/21/28	1,746,510
				8,989,447
	Total Corporate Bonds and Notes			663,865,409
	(Cost $681,069,891)
FOREIGN CORPORATE BONDS AND NOTES — 8.4%
	Banking — 2.9%
2,000,000	Barclays PLC (a)	5.83%	05/09/27	1,954,772
2,000,000	Barclays PLC (a)	6.50%	09/13/27	1,981,866
1,300,000	Royal Bank of Canada Global Medium-Term Note	4.95%	04/25/25	1,280,959
See Notes to Financial Statements

First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN CORPORATE BONDS AND NOTES (Continued)
	Banking (Continued)
$6,500,000	Royal Bank of Canada, Global Medium-Term Note	4.88%	01/12/26	$6,362,859
4,500,000	Toronto-Dominion Bank (The)	3.77%	06/06/25	4,349,943
1,550,000	Toronto-Dominion Bank (The), Medium-Term Note	4.29%	09/13/24	1,528,306
2,000,000	Toronto-Dominion Bank (The), Medium-Term Note	5.53%	07/17/26	1,979,965
3,500,000	UBS AG	5.65%	09/11/28	3,426,687
				22,865,357
	Environmental — 0.9%
7,200,000	Waste Connections Inc.	4.25%	12/01/28	6,746,335
	Food And Beverage — 1.4%
6,000,000	Bacardi Ltd./Bacardi-Martini B.V. (b)	5.25%	01/15/29	5,718,761
5,000,000	Mondelez International Holdings Netherlands B.V. (b)	4.25%	09/15/25	4,863,215
				10,581,976
	Healthcare — 0.8%
7,000,000	Medtronic Global Holdings SCA	4.25%	03/30/28	6,670,720
	Pharmaceuticals — 1.5%
3,881,000	CSL Finance PLC (b)	3.85%	04/27/27	3,659,752
3,500,000	Pfizer Investment Enterprises Pte Ltd.	4.45%	05/19/26	3,417,852
4,500,000	Pfizer Investment Enterprises Pte Ltd.	4.45%	05/19/28	4,303,050
				11,380,654
	Technology — 0.9%
7,060,000	Open Text Corp. (b)	6.90%	12/01/27	7,033,242
	Total Foreign Corporate Bonds and Notes			65,278,284
	(Cost $66,704,656)

Principal Value	Description	Rate (c)	Stated Maturity (d)	Value
SENIOR FLOATING-RATE LOAN INTERESTS — 4.8%
	Cable Satellite — 1.3%
27,750	Charter Communications Operating LLC, Term Loan B1, 1 Mo. CME Term SOFR + 1.75%, 0.00% Floor	7.07%	04/30/25	27,783
10,434,072	Charter Communications Operating LLC, Term Loan B1, 3 Mo. CME Term SOFR + 1.75%, 0.00% Floor	7.13%	04/30/25	10,446,332
				10,474,115
	Healthcare — 0.9%
2,000,000	IQVIA, Inc. (Quintiles), Term Loan B2, 3 Mo. CME Term SOFR + 1.75% + CSA, 0.00% Floor	7.40%	01/17/25	2,007,090
5,146,796	IQVIA, Inc. (Quintiles), Term Loan B3, 3 Mo. CME Term SOFR + 1.75% + CSA, 0.00% Floor	7.40%	06/11/25	5,164,501
				7,171,591
	Technology — 1.7%
3,474,128	Open Text Corp. (GXS), Term Loan B, 1 Mo. CME Term SOFR + 1.75% + CSA, 0.00% Floor	7.17%	05/30/25	3,479,287
2,185,073	SS&C Technologies Holdings, Inc., Term Loan B-3, 1 Mo. CME Term SOFR + 1.75% + CSA, 0.00% Floor	7.19%	04/16/25	2,186,330
2,063,321	SS&C Technologies Holdings, Inc., Term Loan B-4, 1 Mo. CME Term SOFR + 1.75% + CSA, 0.00% Floor	7.19%	04/16/25	2,064,507
See Notes to Financial Statements

First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Rate (c)	Stated Maturity (d)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Technology (Continued)
$2,191,593	SS&C Technologies Holdings, Inc., Term Loan B-5, 1 Mo. CME Term SOFR + 1.75% + CSA, 0.00% Floor	7.19%	04/16/25	$2,192,744
3,482,188	Verscend Technologies, Inc. (Cotiviti), New Term Loan B-1, 1 Mo. CME Term SOFR + 4.00% + CSA, 0.00% Floor	9.44%	08/27/25	3,484,730
				13,407,598
	Wireless — 0.9%
6,702,859	SBA Senior Finance II LLC, Term Loan B, 1 Mo. CME Term SOFR + 1.75% + CSA, 0.00% Floor	7.18%	04/11/25	6,707,182
	Total Senior Floating-Rate Loan Interests			37,760,486
	(Cost $37,659,108)

Principal Value	Description	Annualized Yield on Date of Purchase	Stated Maturity	Value
COMMERCIAL PAPER — 0.5%
	Technology — 0.5%
3,800,000	Global Payments, Inc.	5.96%	11/01/23	3,800,000
	(Cost $3,800,000)

	Total Investments — 98.6%			770,704,179
	(Cost $789,233,655)
	Net Other Assets and Liabilities — 1.4%			11,307,792
	Net Assets — 100.0%			$782,011,971

(a)
Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at October 31, 2023. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(b)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund’s advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2023, securities noted as such amounted to $115,075,128 or 14.7% of net assets.

(c)
Senior Floating-Rate Loan Interests (“Senior Loans”) in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the SOFR obtained from the U.S. Department of the Treasury’s Office of Financial Research or another major financial institution, (iii) the prime rate offered by one or more
United States banks or (iv) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR or SOFR floor that establishes a minimum LIBOR or SOFR rate. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche with identical LIBOR or SOFR period, spread and floor, but different LIBOR or SOFR reset dates.

(d)	Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

Abbreviations throughout the Portfolio of Investments:
CME	– Chicago Mercantile Exchange
CSA	– Credit Spread Adjustment
LIBOR	– London Interbank Offered Rate
SOFR	– Secured Overnight Financing Rate
See Notes to Financial Statements

First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
Portfolio of Investments (Continued)
October 31, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 10/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Corporate Bonds and Notes*	$663,865,409	$—	$663,865,409	$—
Foreign Corporate Bonds and Notes*	65,278,284	—	65,278,284	—
Senior Floating-Rate Loan Interests*	37,760,486	—	37,760,486	—
Commercial Paper*	3,800,000	—	3,800,000	—
Total Investments	$770,704,179	$—	$770,704,179	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
Statement of Assets and Liabilities
October 31, 2023

ASSETS:
Investments, at value	$770,704,179
Cash	648,180
Receivables:
Interest	9,123,978
Capital shares sold	1,824,994
Total Assets	782,301,331

LIABILITIES:
Investment advisory fees payable	289,360
Total Liabilities	289,360
NET ASSETS	$782,011,971

NET ASSETS consist of:
Paid-in capital	$801,881,983
Par value	428,500
Accumulated distributable earnings (loss)	(20,298,512)
NET ASSETS	$782,011,971
NET ASSET VALUE, per share	$18.25
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	42,850,002
Investments, at cost	$789,233,655
See Notes to Financial Statements

First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
Statement of Operations
For the Year Ended October 31, 2023

INVESTMENT INCOME:
Interest	$25,939,915
Dividends	76,066
Total investment income	26,015,981

EXPENSES:
Investment advisory fees	2,822,588
Total expenses	2,822,588
Less fees waived by the investment advisor	(513,198)
Net expenses	2,309,390
NET INVESTMENT INCOME (LOSS)	23,706,591

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	(1,348,638)
Net change in unrealized appreciation (depreciation) on investments	(17,946,468)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(19,295,106)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,411,485
See Notes to Financial Statements

First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
Statements of Changes in Net Assets

	Year Ended 10/31/2023	Period Ended 10/31/2022 (a)
OPERATIONS:
Net investment income (loss)	$23,706,591	$248,834
Net realized gain (loss)	(1,348,638)	(434,326)
Net change in unrealized appreciation (depreciation)	(17,946,468)	(583,008)
Net increase (decrease) in net assets resulting from operations	4,411,485	(768,500)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(23,837,001)	(233,551)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	794,172,031	24,179,235
Cost of shares redeemed	(9,276,174)	(6,635,554)
Net increase (decrease) in net assets resulting from shareholder transactions	784,895,857	17,543,681
Total increase (decrease) in net assets	765,470,341	16,541,630

NET ASSETS:
Beginning of period	16,541,630	—
End of period	$782,011,971	$16,541,630

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	900,002	—
Shares sold	42,450,000	1,250,002
Shares redeemed	(500,000)	(350,000)
Shares outstanding, end of period	42,850,002	900,002

(a)	Inception date is November 17, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
See Notes to Financial Statements

First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
Financial Highlights
For a share outstanding throughout each period

	Year Ended 10/31/2023	Period Ended 10/31/2022 (a)

Net asset value, beginning of period	$18.38	$20.00
Income from investment operations:
Net investment income (loss)	0.85 (b)	0.39
Net realized and unrealized gain (loss)	(0.17)	(1.64)
Total from investment operations	0.68	(1.25)
Distributions paid to shareholders from:
Net investment income	(0.81)	(0.37)
Net asset value, end of period	$18.25	$18.38
Total return (c)	3.68%	(6.28)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$782,012	$16,542
Ratio of total expenses to average net assets	0.55%	0.55% (d)
Ratio of net expenses to average net assets	0.45%	0.45% (d)
Ratio of net investment income (loss) to average net assets	4.62%	2.33% (d)
Portfolio turnover rate (e)	38%	113%

(a)	Inception date is November 17, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
October 31, 2023
1. Organization
First Trust Exchange-Traded Fund IV (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of eighteen exchange-traded funds that are offering shares. This report covers the First Trust Limited Duration Investment Grade Corporate ETF (the “Fund”), a non-diversified series of the Trust, which trades under the ticker “FSIG” on NYSE Arca, Inc. The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The primary investment objective of the Fund is to deliver current income. Under normal market conditions, the Fund seeks to achieve its objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in investment grade corporate debt securities. Corporate debt securities are debt obligations issued by businesses to finance their operations. Notes, bonds, loans, debentures and commercial paper are the most common types of corporate debt securities, with the primary differences being their maturities and secured or unsecured status. At least 80% of the Fund’s net assets will be invested in corporate debt securities that are, at the time of purchase, investment grade (i.e. rated Baa3/BBB- or above) by at least one nationally recognized statistical rating organization (“NRSRO”) rating such securities, or if unrated, debt securities determined by the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”) to be of comparable quality. In the case of a split rating between one or more of the NRSROs, the Fund will consider the highest rating. For an unrated security to be considered investment grade, the Advisor will consider, at the time of purchase, whether such security is of comparable quality based on fundamental credit analysis of the unrated security and comparable securities that are rated by an NRSRO.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Advisor’s Pricing Committee in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Corporate bonds, corporate notes and other debt securities are fair valued on the basis of valuations provided by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
 1)
benchmark yields;
 2)
reported trades;
 3)
broker/dealer quotes;
 4)
issuer spreads;

Notes to Financial Statements (Continued)
First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
October 31, 2023
 5)
benchmark securities;
 6)
bids and offers; and
 7)
reference data including market research publications.
Shares of open-end funds are valued based on NAV per share.
Senior Floating-Rate Loan Interests (“Senior Loans”)(1) are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
 1)
the credit conditions in the relevant market and changes thereto;
 2)
the liquidity conditions in the relevant market and changes thereto;
 3)
the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
 4)
issuer-specific conditions (such as significant credit deterioration); and
 5)
any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the most recent price provided by a pricing service;
 2)
available market prices for the fixed-income security;
 3)
the fundamental business data relating to the borrower/issuer;
 4)
an evaluation of the forces which influence the market in which these securities are purchased and sold;
 5)
the type, size and cost of a security;
 6)
the financial statements of the borrower/issuer or the financial condition of the country of issue;
 7)
the credit quality and cash flow of the borrower/issuer, or country of issue, based on the Pricing Committee’s, sub-advisor’s or portfolio manager’s analysis, as applicable, or external analysis;
 8)
the information as to any transactions in or offers for the security;
 9)
the price and extent of public trading in similar securities of the borrower/issuer, or comparable companies;
10)
the coupon payments;
11)
the quality, value and salability of collateral, if any, securing the security;

(1)
The terms “security” and “securities” used throughout the Notes to Financial Statements include Senior Loans.

Notes to Financial Statements (Continued)
First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
October 31, 2023
12)
the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s/issuer’s management (for corporate debt only);
13)
the prospects for the borrower’s/issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only);
14)
the borrower’s/issuer’s competitive position within the industry;
15)
the borrower’s/issuer’s ability to access additional liquidity through public and/or private markets; and
16)
other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2023, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
The United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates the London Interbank Offered Rates (“LIBOR”), ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. The overnight and 12-month USD LIBOR settings permanently ceased as of June 30, 2023. The FCA announced that the 1-, 3- and 6-month USD LIBOR settings will continue to be published using a synthetic methodology to serve as a fallback for non-U.S. contracts until September 2024. In response to the discontinuation of LIBOR, investors have added fallback provisions to existing contracts for investments whose value is tied to LIBOR, with most fallback provisions requiring the adoption of the Secured Overnight Financing Rate (“SOFR”) as a replacement rate. There is no assurance that any alternative reference rate, including SOFR, will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At October 31, 2023, the Fund had no when-issued, delayed-delivery or forward purchase commitments.

Notes to Financial Statements (Continued)
First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
October 31, 2023
C. Unfunded Loan Commitments
The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower’s discretion. Unfunded loan commitments are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Statement of Operations. In connection with these commitments, the Fund earns a commitment fee typically set as a percentage of the commitment amount. The commitment fees are included in “Interest” on the Statement of Operations. As of October 31, 2023, the Fund had no unfunded loan commitments.
D. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid during the fiscal years ended October 31, 2023 and 2022 was as follows:

Distributions paid from:	2023	2022
Ordinary income	$23,837,001	$233,551
Capital gains	—	—
Return of capital	—	—
As of October 31, 2023, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income	$—
Accumulated capital and other gain (loss)	(1,633,508)
Net unrealized appreciation (depreciation)	(18,665,004)
E. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2022 and 2023 remain open to federal and state audit. As of October 31, 2023, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2023, for federal income tax purposes, the Fund had $1,633,508 of capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to the Fund’s shareholders.

Notes to Financial Statements (Continued)
First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
October 31, 2023
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2023, the Fund had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2023, the adjustments for the Fund were as follows:

Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
$122,284	$6,771	$(129,055)
As of October 31, 2023, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$789,369,183	$148,254	$(18,813,258)	$(18,665,004)
F. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of the Fund’s assets and is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit, license fees and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The annual unitary management fee payable by the Fund to First Trust for these services will be reduced at certain levels of the Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.55000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.53625%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.52250%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.50875%
Fund net assets greater than $10 billion	0.49500%
Pursuant to a contractual agreement, First Trust has agreed to waive management fees of 0.10% of average daily net assets until November 12, 2023. During any period in which the waiver agreement is in effect, the Fund will not be eligible for any breakpoints described above. During the fiscal year ended October 31, 2023, the Advisor waived fees of $513,198.

Notes to Financial Statements (Continued)
First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
October 31, 2023
The Trust has multiple service agreements with The Bank of New York Mellon (“BNYM”). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund’s assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended October 31, 2023, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were $942,490,760 and $177,965,114, respectively.
For the fiscal year ended October 31, 2023, the Fund had no in-kind transactions.
5. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.

Notes to Financial Statements (Continued)
First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
October 31, 2023
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2025.
7. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund IV:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust Limited Duration Investment Grade Corporate ETF (the “Fund”), one of the funds constituting the First Trust Exchange-Traded Fund IV, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ended October 31, 2023 and for the period from November 17, 2021 (commencement of investment operations) through October 31, 2022, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year ended October 31, 2023 and for the period from November 17, 2021 (commencement of investment operations) through October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
December 21, 2023
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
October 31, 2023 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
Distributions paid to foreign shareholders during the Fund’s fiscal year ended October 31, 2023 that were properly designated by the Fund as “interest-related dividends” or “short-term capital gain dividends,” may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended October 31, 2023, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not

Additional Information (Continued)
First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
October 31, 2023 (Unaudited)
participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and

Additional Information (Continued)
First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
October 31, 2023 (Unaudited)
it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the U.S. has resumed “reasonably” normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund’s shares and result in increased market volatility. During any such events, a fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund’s shares may widen.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Additional Information (Continued)
First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
October 31, 2023 (Unaudited)
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
Preferred Securities Risk. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.
Valuation Risk. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions (sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots. If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.
NOT FDIC INSURED  NOT BANK GUARANTEED  MAY LOSE VALUE
Advisory Agreement
Board Considerations Regarding Approval of the Continuation of the Investment Management Agreement
The Board of Trustees of First Trust Exchange-Traded Fund IV (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust Limited Duration Investment Grade Corporate ETF (the “Fund”).  The Board approved the continuation of the Agreement for a one-year period ending June 30, 2024 at a meeting held on June 4–5, 2023.  The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements.  At meetings held on April 17, 2023 and June 4–5, 2023, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program.  The Board reviewed initial materials with the Advisor at the meeting held on April 17, 2023, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor.  Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 4–5, 2023 meeting, as well as at the June meeting.  The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective.  The

Additional Information (Continued)
First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
October 31, 2023 (Unaudited)
Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement.  The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement.  The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services.  The Board noted that the Fund is an actively-managed ETF and noted that the Advisor’s Investment Grade Fixed Income Team and Leveraged Finance Investment Team are responsible for the day-to-day management of the Fund’s investments. The Board considered the background and experience of the members of the Investment Grade Fixed Income Team and the Leveraged Finance Investment Team and noted the Board’s prior meetings with members of the Teams.  In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions.  The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund.  Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 17, 2023 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex.  In addition to the written materials provided by the Advisor, at the June 4–5, 2023 meeting, the Board also received a presentation from representatives of the Advisor’s Investment Grade Fixed Income Team, who discussed the services that the Team provides to the Fund, including the Team’s day-to-day management of the Fund’s investments.  In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate schedule payable by the Fund under the Agreement for the services provided.   The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Agreement and interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any.  The Board noted that the Advisor had previously agreed to waive a portion of its unitary fee in an amount equal to 0.10% of the Fund’s average daily net assets through at least November 12, 2023.  The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable.  Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point.  Based on the information provided, the Board noted that the total (net) expense ratio for the Fund was above the median total (net) expense ratio of the peer funds in the Expense Group.  With respect to the Expense Group, the Board, at the April 17, 2023 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors.  The Board took these limitations and differences into account in considering the peer data.    With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability.  In considering the unitary fee rate schedule overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund.  The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund.  The Board determined that this process continues to be effective for reviewing the Fund’s performance.  The Board received and reviewed information comparing the Fund’s performance for the one-year period ended December 31, 2022 to the performance of the funds in the Performance Universe and to that of a benchmark index.  Based on the information provided, the Board noted that the Fund outperformed the Performance Universe median and the benchmark index for the one-year period ended December 31, 2022.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.

Additional Information (Continued)
First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
October 31, 2023 (Unaudited)
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund at current asset levels and whether the Fund may benefit from any economies of scale.  The Board noted that the unitary fee rate schedule for the Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as  assets of the Fund meet certain thresholds.  The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff.  The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Fund.  The Board concluded that the unitary fee rate schedule for the Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels.  The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2022 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period.  The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable.  In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund.  The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Fund.  The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund.  No single factor was determinative in the Board’s analysis.

Board of Trustees and Officers
First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
October 31, 2023 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.

Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Retired; Physician, Edward-Elmhurst Medical Group (2021 to September 2023); Physician and Officer, Wheaton Orthopedics (1990 to 2021)	254	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	Retired; President, ADM Investors Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	254
Director, National Futures
Association and ADMIS
Singapore Ltd.; Formerly,
Director of ADM Investor
Services, Inc., ADM Investor
Services International,
ADMIS Hong Kong Ltd., and
Futures Industry Association

Denise M. Keefe, Trustee (1964)	• Indefinite Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	254
Director and Board Chair of
Advocate Home Health
Services, Advocate Home
Care Products and Advocate
Hospice; Director and Board
Chair of Aurora At Home
(since 2018); Director of
Advocate Physician Partners
Accountable Care
Organization; Director of
RML Long Term Acute Care
Hospitals; Director of Senior
Helpers (since 2021); and
Director of MobileHelp
(since 2022)

Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	254	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	254	None
Bronwyn Wright, Trustee (1971)	• Indefinite Term • Since 2023	Independent Director to a number of Irish collective investment funds (2009 to Present); Various roles at international affiliates of Citibank (1994 to 2009), including Managing Director, Citibank Europe plc and Head of Securities and Fund Services, Citi Ireland (2007 to 2009)	229	None

Board of Trustees and Officers (Continued)
First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
October 31, 2023 (Unaudited)
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INTERESTED TRUSTEE
James A. Bowen(1), Trustee, Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P., Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	254	None

Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since 2016
Managing Director and Chief Financial Officer, First Trust
Advisors L.P. and First Trust Portfolios L.P.; Chief Financial
Officer, BondWave LLC (Software Development Company) and
Stonebridge Advisors LLC (Investment Advisor)

Derek D. Maltbie (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2023
Senior Vice President, First Trust Advisors L.P. and First Trust
Portfolios L.P., July 2021 to Present. Previously, Vice President,
First Trust Advisors L.P. and First Trust Portfolios L.P., 2014 -
2021.

W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.

(1)
Mr. Bowen is deemed an “interested person” of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.
(2)
The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
October 31, 2023 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•  Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•  Information about your transactions with us, our affiliates or others;
•  Information we receive from your inquiries by mail, e-mail or telephone; and
•  Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•  In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•  We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2023

First Trust Exchange-Traded Fund IV
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

First Trust Exchange-Traded Fund IV

First Trust Senior Loan Fund (FTSL)
Annual Report For the Year Ended October 31, 2023

First Trust Senior Loan Fund (FTSL)
Annual Report
October 31, 2023
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the “Trust”) described in this report (First Trust Senior Loan Fund; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary from the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Senior Loan Fund (FTSL)
Annual Letter from the Chairman and CEO
October 31, 2023
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Senior Loan Fund (the “Fund”), which contains detailed information about the Fund for the twelve months ended October 31, 2023.
The Bureau of Economic Analysis recently announced that U.S. real gross domestic product (“GDP”) grew by a staggering 4.9% in the third quarter of 2023 and is now up 2.9% on a year-over-year basis from where it stood in the third quarter of 2022. The most recent quarter’s GDP data represents the fastest growth rate for any quarter since 2014. Consumer spending, which rose by 4.0% over the period, was responsible for 2.7 percentage points of the total increase in GDP. Whether the consumer can keep up this pace of spending remains to be seen, especially given recent news that excess savings from the pandemic-era stimulus have likely been depleted. From a global perspective, the International Monetary Fund (“IMF”) notes that progress in fighting inflation has led to lower economic growth. In their October 2023 publication of the World Economic Outlook, the IMF projected that the growth in world economic output is expected to slow from 3.5% in 2022 to 2.9% in 2024. The economic growth in advanced economies is projected to plummet from 2.6% in 2022 to 1.4% in 2024.
In the notes to their September 2023 meeting, the Federal Open Market Committee revealed that they may need to keep interest rates “higher for longer” as they continue to battle stubbornly high inflation. As many investors are likely aware, a higher Federal Funds target rate can have deep implications for consumers, such as driving up the cost of borrowing for homes, automobiles, and other large purchases. The American consumer has yet to feel the full weight of those burdens, in my opinion. That said, the data reveals a different story among corporate America. S&P Global Market Intelligence reported that a total of 516 U.S. corporations filed for bankruptcy protection on a year-to-date basis through September 30, 2023, up from a total of 263 corporate bankruptcy filings over the same period last year. Higher interest rates and Treasury bond yields have also sapped demand for commercial property loans. Data from Trepp, LLC, a leading provider of data and analytics to the commercial real estate and banking markets, revealed that just $28.2 billion of loans converted into commercial mortgage-backed securities have been issued in 2023, the lowest figure since 2011.
The financial markets battled a myriad of headwinds over the past year, from geopolitical uncertainty resulting from war (the conflicts between Israel and Hamas and Russia and Ukraine), to slowing global economic growth and sticky inflation. Brian Wesbury, Chief Economist at First Trust, notes that a U.S. economic recession is likely to begin at some point early next year. While calls for a recession may concern some investors, the following may offer solace. Data from Bloomberg reveals that the S&P 500® Index has posted positive total returns over the 3-year period following every recession since 1948.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Senior Loan Fund (FTSL)
The First Trust Senior Loan Fund’s (the “Fund”) primary investment objective is to provide high current income. The Fund’s secondary investment objective is the preservation of capital. Under normal market conditions, the Fund invests at least 80% of its net assets (including investment borrowings) in first lien senior floating rate bank loans (“Senior Loans”).
A Senior Loan is an advance or commitment of funds made by one or more banks or similar financial institutions to one or more corporations, partnerships or other business entities and typically pays interest at a floating or adjusting rate that is determined periodically at a designated premium above a base lending rate, such as the London Interbank Offered Rate (“LIBOR”), the Secured Overnight Financing Rate (“SOFR”), a similar reference rate, or the prime rate offered by one or more major U.S. banks.
The Fund invests primarily in Senior Loans that are below investment grade quality at the time of investment. Securities rated below investment grade, commonly referred to as “junk” or “high-yield” securities, include securities that are rated Ba1/BB+/BB+ or below by Moody’s Investors Service, Inc., Fitch, Inc., or S&P Global Ratings, respectively. The Fund invests in Senior Loans made predominantly to businesses operating in North America, but may also invest in Senior Loans made to businesses operating outside of North America. The Senior Loans included in the Fund’s portfolio often maintain a duration of less than 90 days; however, the inclusion of LIBOR or SOFR floors on certain Senior Loans or other factors may cause interest rate duration to be longer than 90 days. The Fund may also invest up to 20% of its net assets in (1) non-Senior Loan debt securities, which may be fixed-rate or floating-rate income-producing securities (including, without limitation, U.S. government debt securities and corporate debt securities, which may include convertible bonds), (2) warrants, U.S. and non U.S. equity and equity-like positions and interests and other securities issued by or with respect to a borrower or its affiliates, and/or (3) securities of other investment companies.

Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 10/31/23	5 Years Ended 10/31/23	10 Years Ended 10/31/23	Inception (5/1/13) to 10/31/23	5 Years Ended 10/31/23	10 Years Ended 10/31/23	Inception (5/1/13) to 10/31/23
Fund Performance
NAV(1)	9.32%	3.67%	3.39%	3.32%	19.77%	39.57%	40.85%
Market Price	9.50%	3.66%	3.37%	3.32%	19.67%	39.28%	40.90%
Index Performance
Morningstar® LSTA® US Leveraged Loan Index	11.92%	4.46%	4.22%	4.16%	24.41%	51.17%	53.44%

(1)
On January 3, 2023, the fair value methodology used to value the senior loan investments held by the Fund was changed. Prior to that date, the senior loans were valued using the bid side price provided by a pricing service. After such date, the senior loans were valued using the midpoint between the bid and ask price provided by a pricing service. The change in the Fund’s fair value methodology on January 3, 2023, resulted in a one-time increase in the Fund’s net asset value of approximately $0.159 per share on that date, which represented a positive impact on the Fund’s performance of 0.35%. Without the change to the pricing methodology, the performance of the Fund on a NAV basis would have been 8.93%,
3.61%, 3.36%, 3.28%, 19.38%, 39.11%, and 40.39% in the one-year, five-years average annual, ten-years average annual, since inception average annual, five-years cumulative, ten-years cumulative, and since inception cumulative periods ended October 31, 2023, respectively.

Total returns for the period since inception are calculated from the inception date of the Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under Securities and Exchange Commission rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Prior to January 1, 2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund’s NAV was calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market

Fund Performance Overview (Unaudited) (Continued)
First Trust Senior Loan Fund (FTSL) (Continued)
transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

Industry Allocation	% of Senior Loans and other Securities(1)
Software	21.1%
Insurance	15.2
Health Care Technology	11.8
Media	10.2
Hotels, Restaurants & Leisure	6.3
Containers & Packaging	5.0
Health Care Providers & Services	4.6
Commercial Services & Supplies	3.3
Professional Services	2.9
Pharmaceuticals	2.3
Wireless Telecommunication Services	2.2
Diversified Telecommunication Services	2.1
Health Care Equipment & Supplies	1.9
Capital Markets	1.8
Trading Companies & Distributors	1.6
Machinery	1.1
Electric Utilities	1.0
IT Services	0.9
Aerospace & Defense	0.7
Diversified Consumer Services	0.7
Electronic Equipment, Instruments & Components	0.6
Diversified Financial Services	0.5
Food Products	0.4
Food & Staples Retailing	0.4
Life Sciences Tools & Services	0.3
Construction & Engineering	0.2
Building Products	0.2
Beverages	0.2
Specialty Retail	0.2
Independent Power and Renewable Electricity Producers	0.2
Auto Components	0.1
Household Durables	0.0(2)
Total	100.0%

Asset Classification	% of Senior Loans and other Securities(1)
Senior Floating-Rate Loan Interests	88.3%
Corporate Bonds and Notes	10.5
Foreign Corporate Bonds and Notes	1.2
Common Stocks	0.0(2)
Rights	0.0(2)
Total	100.0%

Credit Quality (S&P ratings)(3)	% of Senior Loans and other Debt Securities(1)
BBB	0.3%
BBB-	13.2
BB+	6.7
BB	1.9
BB-	5.9
B+	20.5
B	30.2
B-	15.8
CCC+	3.8
NR	1.7
Total	100.0%

Top 10 Issuers	% of Senior Loans and other Securities(1)
AssuredPartners, Inc.	3.8%
SS&C Technologies Holdings, Inc.	3.6
Verscend Technologies, Inc. (Cotiviti)	3.4
Zelis Payments Buyer, Inc.	3.2
HUB International Ltd.	3.1
Open Text Corp. (GXS)	2.8
Charter Communications Operating LLC	2.8
Cablevision (aka CSC Holdings LLC)	2.6
Clarivate Analytics PLC (Camelot)	2.1
Alliant Holdings I LLC	2.1
Total	29.5%

(1)	Percentages are based on long-term positions. Money market funds are excluded.
(2)	Amount is less than 0.1%.
(3)
The ratings are by S&P Global Ratings. A credit rating is an assessment provided by a nationally recognized statistical rating organization
(NRSRO) of the creditworthiness of an issuer with respect to debt obligations except for those debt obligations that are privately rated. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-
term credit rating of BBB- or higher. The credit ratings shown relate to the credit worthiness of the issuers of the underlying securities in the
Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Fund Performance Overview (Unaudited) (Continued)
First Trust Senior Loan Fund (FTSL) (Continued)

Performance of a $10,000 Initial Investment
October 31, 2013 - October 31, 2023
$16,000
$14,000
$12,000
$10,000
$8,000
$15,117
$13,957
10/31/13
4/30/14
10/31/14
4/30/15
10/31/15
4/30/16
10/31/16
4/30/17
10/31/17
4/30/18
10/31/18
4/30/19
10/31/19
4/30/20
10/31/20
4/30/21
10/31/21
4/30/22
10/31/22
4/30/23
10/31/23
First Trust Senior Loan Fund
Morningstar® LSTA® US Leveraged Loan Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at  https://www.ftportfolios.com/Retail/etf/home.aspx.

Portfolio Commentary
First Trust Senior Loan Fund (FTSL)
Annual Report
October 31, 2023 (Unaudited)
Advisor
The First Trust Advisors L.P. (“First Trust”) Leveraged Finance Team is comprised of 18 experienced investment professionals specializing in below investment grade securities. The team is comprised of portfolio management, research, trading and operations personnel. As of October 31, 2023, the First Trust Leveraged Finance Team managed or supervised approximately $5.5 billion in senior secured bank loans and high-yield bonds. These assets are managed across various strategies, including two closed-end funds, an open-end fund, and five exchange-traded funds on behalf of retail and institutional clients.
Portfolio Management Team
The following persons serve as portfolio managers of the Fund:
William Housey, CFA – Managing Director of Fixed Income, Senior Portfolio Manager
Jeffrey Scott, CFA – Senior Vice President and Portfolio Manager
The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Mr. Housey has served as a part of the portfolio management team of the Fund since 2013 while Mr. Scott has served as a part of the portfolio management team of the Fund since 2020.
Commentary
The First Trust Senior Loan Fund (the “Fund”) is an actively managed exchanged-traded fund (“ETF”). The Fund’s primary investment objective is to provide high current income, with a secondary objective of preservation of capital.
Market Recap
At the beginning of the 12-month period ended October 31, 2023, inflation remained elevated as the November 2022 Consumer Price Index printed 7.1% on a year-over-year basis, while the Federal Reserve (the “Fed”) simultaneously reiterated its commitment to a 2.0% inflation target. At this point, the upper bound of the Federal Funds target rate sat at 3.25%. However, by the Fed’s December 2022 Federal Open Market Committee (“FOMC”) meeting, the committee projected a higher-than-expected terminal Federal Funds target rate of 5.00-5.25%, indicating the Fed’s lack of confidence that inflation would remain subdued. The FOMC raised its target rate once again to 5.25-5.50% at its July 2023 meeting in a continued attempt to mitigate inflation. At the September 2023 meeting, the FOMC held its target rate steady and upwardly revised its economic growth outlook for both this year and next, while reducing its 2024 rate cut projection; this proved a catalyst for higher yields, spread volatility, and lower equity values in the concluding weeks of the reporting period.
For the 12-month period ended October 31, 2023, the 10-Year U.S. Treasury yield increased 88 basis points (“bps”) from 4.05% to 4.93%. While the S&P 500® Index traded near 4,500 at the end of the second quarter of 2023, nearly 1,000 points above its October 2022 bottom, the S&P 500® Index closed at 4,194 on October 31, 2023, providing a 10.14% return over the reporting period.
Senior Loan Market
Senior loan spreads over the Secured Overnight Financing Rate (“SOFR”) decreased by 110 bps to S+544 bps during the 12-month period ended October 31, 2023. The current spread is 27 bps above the long-term average spread of S+517 bps (December 1997 – October 2023). Senior loan funds realized inflows in the third quarter of 2023 amounting to $500 million. Outside of the third quarter, senior loan funds experienced outflows, bringing total last 12-month (“LTM”) net outflows to $27.3 billion. This compares to net inflows of $1.80 billion in the previous LTM period ended October 31, 2022.
In the LTM period, BB rated senior loans (+9.82%) underperformed both B rated (+13.27%) and CCC rated senior loans (+12.40%). The average senior loan price increased from $92.19 at the beginning of the period to $94.76 at the end of the period.
Default Rates
Default rates, as measured by the Morningstar® LSTA® US Leveraged Loan Index (the “Benchmark”), increased modestly over the LTM period ended October 31, 2023. The LTM default rate of the senior loan market rose from 0.83% at the beginning of the period to 1.36% at the end of the period, remaining below the long-term average of 2.70%.

Portfolio Commentary (Continued)
First Trust Senior Loan Fund (FTSL)
Annual Report
October 31, 2023 (Unaudited)
Fund Performance
The Fund returned 9.32% on a net asset value (“NAV”) basis and 9.50% on a market price basis over the LTM period ended October 31, 2023. The Benchmark returned 11.92% over the same period.
The Fund held 191 individual positions diversified across 32 industries at the end of the reporting period; by comparison, the Fund held 210 individual positions across 32 industries at the beginning of the period. Software (21.12%), Insurance (15.19%), and Healthcare Technology (11.80%) comprised the Fund’s top three industry exposures at the end of the period. The Fund increased its allocation to high-yield bonds by 75 bps from 10.89% to 11.64% over the period. The Fund’s duration slightly decreased from 0.61 years at the beginning of the period to 0.56 years at the end of the period.
As of October 31, 2023, the Fund’s allocations to BBB rated, BB rated, B rated, and CCC and below rated assets (including Not Rated) were 13.50%, 14.60%, 66.47%, and 5.43%, respectively. During the period, the Fund increased its allocation to BBB rated assets, while simultaneously decreasing its allocation to B rated assets, in an effort to reduce overall portfolio volatility and enhance liquidity.
Strong security selection within the Financial Services sector, as well as the Technology Hardware & Equipment sector, benefitted performance. The Fund’s security selection within the Media & Entertainment sector, as well as the Commercial & Professional Services sector, detracted from performance. Further, the Fund’s high-yield bond allocation proved a headwind to performance as high-yield bonds underperformed senior loans in the LTM period. The Fund’s cash position also detracted from performance; however, we believe this defensive positioning will serve the Fund well over time.
The Fund’s most recent monthly distribution of $0.2950 per share exceeds the distribution paid in October 2022 by $0.067 per share. The effective yield based on the Fund’s distributions over the trailing twelve months was 7.48%, based on NAV, at the end of the period.
The Fund experienced zero defaults in the LTM period. By comparison, the Benchmark experienced 21 defaults. Since inception, the Fund has experienced 10 defaults, compared to 173 within the Benchmark over the same period. The Fund’s LTM default rate of 0.00% compares to the Benchmark’s LTM default rate of 1.36% over the same period.
Market and Fund Outlook
Our market framework centers on our view that the Fed’s hiking cycle is nearing its end. While the Fed may leak incremental hikes into the market, we believe today’s fixed income markets are much more balanced when it comes to income and interest rate risk. Elevated yields continue to support future positive returns in fixed income. However, we expect market volatility to continue as investors attempt to gauge the likelihood, and timing of, a recession. Consequently, we favor increasing credit quality while defensively positioning in sectors with limited cyclicality. Improved valuations have created attractive opportunities in the corporate credit landscape, in our view. As we assess such market opportunities, we will continue to employ our bottom-up credit underwriting process and rigorous approach to risk management.

First Trust Senior Loan Fund (FTSL)
Understanding Your Fund Expenses
October 31, 2023 (Unaudited)
As a shareholder of First Trust Senior Loan Fund (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2023.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Annualized Expense Ratio Based on the Six-Month Period (a)	Expenses Paid During the Six-Month Period (a) (b)
First Trust Senior Loan Fund (FTSL)
Actual	$1,000.00	$1,043.30	0.85%	$4.38
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	0.85%	$4.33

(a)	Annualized expense ratio and expenses paid during the six-month period do not include fees and expenses of the underlying funds in which the Fund invests.
(b)
Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (May 1, 2023 through October 31, 2023), multiplied by 184/365 (to reflect the six-month period).

First Trust Senior Loan Fund (FTSL)
Portfolio of Investments
October 31, 2023

Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS — 84.4%
	Aerospace & Defense — 0.2%
$3,979,950	TransDigm, Inc., Term Loan H, 3 Mo. CME Term SOFR + 3.25%, 0.00% Floor	8.64%	02/22/27	$3,982,855
	Application Software — 13.2%
2,651,347	Applied Systems, Inc., 2026 Term Loan, 3 Mo. CME Term SOFR + 4.50%, 0.50% Floor	9.89%	09/19/26	2,660,627
17,629,204	CCC Intelligent Solutions, Inc., Term Loan B, 1 Mo. CME Term SOFR + 2.25% + CSA, 0.50% Floor	7.69%	09/21/28	17,602,761
10,205,431	ConnectWise LLC, Term Loan B, 1 Mo. CME Term SOFR + 3.50% + CSA, 0.50% Floor	8.94%	09/30/28	9,960,501
14,052,772	Epicor Software Corp., Term Loan C (First Lien), 1 Mo. CME Term SOFR + 3.25% + CSA, 0.75% Floor	8.69%	07/30/27	13,996,421
30,646,915	Gainwell Acquisition Corp. (fka Milano), Term Loan B, 3 Mo. CME Term SOFR + 4.00% + CSA, 0.75% Floor	9.49%	10/01/27	29,370,011
15,553,046	Greeneden U.S. Holdings II LLC (Genesys Telecommunications Laboratories, Inc.), Initial Dollar Term Loan, 1 Mo. CME Term SOFR + 4.00% + CSA, 0.75% Floor	9.44%	12/01/27	15,558,411
14,822,198	Informatica Corp., Initial Term Loan B, 1 Mo. CME Term SOFR + 2.75% + CSA, 0.00% Floor	8.19%	10/29/28	14,810,636
3,893,138	Internet Brands, Inc. (WebMD/MH Sub I LLC), 2020 June New Term Loan, 1 Mo. CME Term SOFR + 3.75% + CSA, 1.00% Floor	9.19%	09/15/24	3,899,231
7,547,591	Internet Brands, Inc. (WebMD/MH Sub I LLC), Initial Term Loan, 1 Mo. CME Term SOFR + 3.75% + CSA, 0.00% Floor	9.19%	09/15/24	7,564,120
11,578,646	Internet Brands, Inc. (WebMD/MH Sub I LLC), Term Loan (Second Lien), 1 Mo. CME Term SOFR + 6.25%, 0.00% Floor	11.57%	02/23/29	10,156,673
1,445,962	ION Trading Technologies Ltd., Term Loan B, 3 Mo. CME Term SOFR + 4.75% + CSA, 0.00% Floor	10.24%	04/01/28	1,402,886
30,524,005	LogMeIn, Inc. (GoTo Group, Inc.), Term Loan B, 3 Mo. CME Term SOFR + 4.75% + CSA, 0.00% Floor	10.28%	08/31/27	19,431,887
16,075,433	McAfee Corp. (Condor Merger Sub, Inc.), Tranche B-1 Term Loan, 1 Mo. CME Term SOFR + 3.75% + CSA, 0.50% Floor	9.16%	02/28/29	15,416,099
17,034,025	Open Text Corp. (GXS), 2023 Replacement Term Loan, 1 Mo. CME Term SOFR + 2.75% + CSA, 0.50% Floor	8.17%	01/31/30	17,039,987
27,088,334	Open Text Corp. (GXS), Term Loan B, 1 Mo. CME Term SOFR + 1.75% + CSA, 0.00% Floor	7.17%	05/30/25	27,128,560
2,577,778	PowerSchool Holdings, Inc. (Severin), Extended Term Loan, 3 Mo. CME Term SOFR + 3.25% + CSA, 0.00% Floor	8.63%	08/01/27	2,578,010
2,491,794	Qlik Technologies (Project Alpha Intermediate Holding, Inc.), Term Loan B, 1 Mo. CME Term SOFR + 4.75%, 0.50% Floor	10.07%	10/31/30	2,424,055
14,335,603	RealPage, Inc., Term Loan (Second Lien), 1 Mo. CME Term SOFR + 6.50% + CSA, 0.75% Floor	11.94%	04/22/29	14,323,059
12,696,832	RealPage, Inc., Term Loan B, 1 Mo. CME Term SOFR + 3.00% + CSA, 0.50% Floor	8.44%	04/24/28	12,430,326
25,623,172	SolarWinds Holdings, Inc., 2022 Refinancing Term Loan, 1 Mo. CME Term SOFR + 3.75%, 0.00% Floor	9.07%	02/05/27	25,569,748
316,329	Solera Holdings, Inc. (Polaris Newco), Term Loan B, 1 Mo. CME Term SOFR + 4.00% + CSA, 0.50% Floor	9.44%	06/04/28	299,326
369,816	Tenable, Inc., Term Loan B, 1 Mo. CME Term SOFR + 2.75% + CSA, 0.50% Floor	8.19%	07/07/28	369,354
10,131,810	Ultimate Kronos Group (UKG, Inc.), 2021 Term Loan, 3 Mo. CME Term SOFR + 3.25% + CSA, 0.50% Floor	8.76%	05/03/26	10,091,485
See Notes to Financial Statements

First Trust Senior Loan Fund (FTSL)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Application Software (Continued)
$7,102,375	Ultimate Kronos Group (UKG, Inc.), Initial Term Loan B, 3 Mo. CME Term SOFR + 3.75% + CSA, 0.00% Floor	9.23%	05/03/26	$7,096,907
6,905,016	Veeam Software Holdings Ltd. (VS Buyer LLC), Term Loan B, 1 Mo. CME Term SOFR + 3.25% + CSA, 0.00% Floor	8.67%	02/28/27	6,861,860
				288,042,941
	Asset Management & Custody Banks — 1.6%
17,171,216	Edelman Financial Engines Center LLC, Term Loan (Second Lien), 1 Mo. CME Term SOFR + 6.75% + CSA, 0.00% Floor	12.19%	07/20/26	17,128,287
17,925,309	Edelman Financial Engines Center LLC, Term Loan B, 1 Mo. CME Term SOFR + 3.50% + CSA, 0.75% Floor	8.94%	04/07/28	17,644,240
				34,772,527
	Auto Parts & Equipment — 0.1%
2,000,000	Clarios Global LP (Power Solutions), 2023 Term Loan, 1 Mo. CME Term SOFR + 3.75%, 0.00% Floor	9.07%	05/04/30	1,999,500
	Broadcasting — 3.6%
952,497	E.W. Scripps Co., Tranche B-3 Term Loan, 1 Mo. CME Term SOFR + 3.00% + CSA, 0.75% Floor	8.44%	01/07/28	915,883
11,492,774	Gray Television, Inc., Term Loan E, 1 Mo. CME Term SOFR + 2.50% + CSA, 0.00% Floor	7.93%	01/02/26	11,478,408
24,939,453	iHeartCommunications, Inc., Second Amendment Incremental Term Loan B, 1 Mo. CME Term SOFR + 3.25% + CSA, 0.50% Floor	8.69%	05/01/26	21,373,111
6,502,712	iHeartCommunications, Inc., Term Loan B, 1 Mo. CME Term SOFR + 3.00% + CSA, 0.00% Floor	8.44%	05/01/26	5,569,768
17,030,209	Nexstar Broadcasting, Inc., Incremental Term Loan B-4, 1 Mo. CME Term SOFR + 2.50% + CSA, 0.00% Floor	7.94%	09/19/26	17,045,536
15,941,204	Sinclair Television Group, Inc., Term Loan B-2, 1 Mo. CME Term SOFR + 2.50% + CSA, 0.00% Floor	7.94%	09/30/26	13,475,338
9,304,794	Univision Communications, Inc., 2021 Replacement New Term Loan (First Lien), 1 Mo. CME Term SOFR + 3.25% + CSA, 0.75% Floor	8.69%	03/15/26	9,244,685
				79,102,729
	Building Products — 0.2%
1,964,485	American Builders & Contractors Supply Co., Inc., Term Loan B, 1 Mo. CME Term SOFR + 2.00% + CSA, 0.00% Floor	7.42%	01/15/27	1,963,700
2,106,109	Hunter Douglas, Inc. (Solis), Term Loan B, 3 Mo. CME Term SOFR + 3.50%, 0.50% Floor	8.89%	02/25/29	1,992,916
368,060	Quikrete Holdings, Inc., 2023 Term Loan, 1 Mo. CME Term SOFR + 2.75% + CSA, 0.00% Floor	8.19%	03/18/29	368,310
				4,324,926
	Cable & Satellite — 2.1%
15,879,586	Cablevision (aka CSC Holdings LLC), March 2017 Term Loan B-1, 1 Mo. LIBOR + 2.25%, 0.00% Floor	7.70%	07/17/25	15,466,161
78,362	Charter Communications Operating LLC, Term Loan B1, 1 Mo. CME Term SOFR + 1.75%, 0.00% Floor	7.07%	04/30/25	78,454
29,464,012	Charter Communications Operating LLC, Term Loan B1, 3 Mo. CME Term SOFR + 1.75%, 0.00% Floor	7.13%	04/30/25	29,498,633
				45,043,248
See Notes to Financial Statements

First Trust Senior Loan Fund (FTSL)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Casinos & Gaming — 1.3%
$17,638,509	Golden Nugget, Inc. (Fertitta Entertainment LLC), Initial Term Loan B, 1 Mo. CME Term SOFR + 4.00%, 0.50% Floor	9.32%	01/27/29	$17,276,391
493,750	Light & Wonder (FKA Scientific Games International, Inc.), Term Loan B, 1 Mo. CME Term SOFR + 3.00% + CSA, 0.50% Floor	8.43%	04/14/29	493,905
1,682,682	Scientific Games Holdings LP (Scientific Games Lottery), Initial Dollar Term Loan, 3 Mo. CME Term SOFR + 3.50%, 0.50% Floor	8.91%	04/04/29	1,657,240
8,456,853	Stars Group Holdings B.V. (Flutter Entertainment PLC), Term Loan B, 3 Mo. CME Term SOFR + 2.25% + CSA, 0.00% Floor	7.90%	07/21/26	8,463,365
				27,890,901
	Commercial Printing — 0.7%
16,011,362	Multi-Color Corp. (LABL, Inc.), Initial Dollar Term Loan, 1 Mo. CME Term SOFR + 5.00% + CSA, 0.50% Floor	10.42%	10/29/28	15,125,774
	Construction & Engineering — 0.2%
4,861,188	APi Group DE, Inc., Initial Term Loan, 1 Mo. CME Term SOFR + 2.25% + CSA, 0.00% Floor	7.69%	10/01/26	4,871,445
	Education Services — 0.3%
7,505,790	Ascensus Holdings, Inc. (Mercury), Term Loan (First Lien), 1 Mo. CME Term SOFR + 3.50% + CSA, 0.50% Floor	8.94%	08/02/28	7,377,591
	Electric Utilities — 0.9%
20,220,128	PG&E Corp., Term Loan B, 1 Mo. CME Term SOFR + 3.00% + CSA, 0.50% Floor	8.44%	06/23/25	20,228,520
	Electronic Equipment & Instruments — 0.6%
720,258	Chamberlain Group, Inc. (Chariot), Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 0.50% Floor	8.67%	11/03/28	700,750
12,783,020	Verifone Systems, Inc., Term Loan B, 3 Mo. CME Term SOFR + 4.00% + CSA, 0.00% Floor	9.65%	08/20/25	11,929,178
				12,629,928
	Environmental & Facilities Services — 0.3%
6,104,022	GFL Environmental, Inc., 2023 Refinancing Term Loan, 3 Mo. CME Term SOFR + 2.50%, 0.50% Floor	7.91%	05/31/27	6,112,934
	Food Distributors — 0.3%
6,782,259	US Foods, Inc., Incremental B-2019 Term Loan, 1 Mo. CME Term SOFR + 2.00% + CSA, 0.00% Floor	7.44%	09/13/26	6,788,465
	Food Retail — 0.0%
1,000,000	BJ’s Wholesale Club, Inc., Term Loan B, 1 Mo. CME Term SOFR + 2.00%, 0.00% Floor	7.35%	02/03/29	1,002,970
	Health Care Facilities — 1.3%
13,568,363	Ardent Health Services, Inc. (AHP Health Partners, Inc.), Term Loan B, 1 Mo. CME Term SOFR + 3.50% + CSA, 0.50% Floor	8.94%	08/24/28	13,576,844
1,376,670	Gentiva Health Services, Inc. (Kindred at Home/Charlotte Buyer), Term Loan B, 1 Mo. CME Term SOFR + 5.25%, 0.50% Floor	10.59%	02/11/28	1,363,646
13,210,423	Select Medical Corp., Tranche B-1, 1 Mo. CME Term SOFR + 3.00%, 0.00% Floor	8.32%	03/06/27	13,191,862
				28,132,352
	Health Care Services — 2.0%
9,248,922	CHG Healthcare Services, Inc., Term Loan B, 1 Mo. CME Term SOFR + 3.25% + CSA, 0.50% Floor	8.69%	09/30/28	9,163,970
See Notes to Financial Statements

First Trust Senior Loan Fund (FTSL)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Health Care Services (Continued)
$28,942,999	DaVita, Inc., Tranche B-1 Term Loan, 1 Mo. CME Term SOFR + 1.75% + CSA, 0.00% Floor	7.19%	08/12/26	$28,646,479
345,475	ExamWorks Group, Inc. (Electron Bidco), Term Loan B, 1 Mo. CME Term SOFR + 3.00% + CSA, 0.50% Floor	8.44%	11/01/28	342,404
5,412,070	Global Medical Response, Inc. (fka Air Medical), 2018 New Term Loan, 3 Mo. CME Term SOFR + 4.25% + CSA, 1.00% Floor	9.89%	03/14/25	3,540,414
1,342,971	Global Medical Response, Inc. (fka Air Medical), 2021 Refinancing Term Loan, 3 Mo. CME Term SOFR + 4.25% + CSA, 1.00% Floor	9.93%	10/02/25	878,531
				42,571,798
	Health Care Supplies — 1.8%
40,348,576	Medline Borrower L.P. (Mozart), Initial Dollar Term Loan, 1 Mo. CME Term SOFR + 3.25% + CSA, 0.50% Floor	8.69%	10/21/28	40,134,325
	Health Care Technology — 11.3%
37,075,248	athenahealth, Inc. (Minerva Merger Sub, Inc.), Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 0.50% Floor	8.58%	02/15/29	36,016,008
7,426,038	Ciox Health (Healthport/CT Technologies Intermediate Holdings, Inc.), New Term Loan B, 1 Mo. CME Term SOFR + 4.25% + CSA, 0.75% Floor	9.69%	12/16/25	7,035,391
7,556,451	Ensemble RCM LLC (Ensemble Health), Term Loan B, 3 Mo. CME Term SOFR + 3.75% + CSA, 0.00% Floor	9.23%	08/01/26	7,562,874
28,654,638	Mediware (Wellsky/Project Ruby Ultimate Parent Corp.), Term Loan B, 1 Mo. CME Term SOFR + 3.25% + CSA, 0.75% Floor	8.69%	03/10/28	28,140,431
29,566,362	Navicure, Inc. (Waystar Technologies, Inc.), Term Loan B, 1 Mo. CME Term SOFR + 4.00% + CSA, 0.00% Floor	9.44%	10/23/26	29,617,216
71,379,286	Verscend Technologies, Inc. (Cotiviti), New Term Loan B-1, 1 Mo. CME Term SOFR + 4.00% + CSA, 0.00% Floor	9.44%	08/27/25	71,431,393
66,130,222	Zelis Payments Buyer, Inc., New Term Loan B-1, 1 Mo. CME Term SOFR + 3.50% + CSA, 0.00% Floor	8.94%	09/30/26	66,199,328
				246,002,641
	Hotels, Resorts & Cruise Lines — 0.5%
1,752,352	Alterra Mountain Co., Term Loan B-2, 1 Mo. CME Term SOFR + 3.50% + CSA, 0.50% Floor	8.94%	08/17/28	1,755,270
836,268	Four Seasons Holdings, Inc., 2023 Repricing Term Loan, 1 Mo. CME Term SOFR + 2.50% + CSA, 0.50% Floor	7.92%	11/30/29	837,660
8,486,347	Hilton Worldwide Finance LLC, Refinancing Series B-2 Term Loan, 1 Mo. CME Term SOFR + 1.75% + CSA, 0.00% Floor	7.17%	06/21/26	8,490,632
				11,083,562
	Household Appliances — 0.0%
1,049,270	Weber-Stephen Products LLC, Term Loan B, 1 Mo. CME Term SOFR + 3.25% + CSA, 0.75% Floor	8.69%	10/31/27	925,231
	Human Resource & Employment Services — 0.0%
888,361	Alight, Inc. (fka Tempo Acq.), Fifth Incremental Term Loan 2023, 1 Mo. CME Term SOFR + 2.75%, 0.50% Floor	8.07%	08/31/28	888,569
	Independent Power Producers & Energy Traders — 0.1%
2,135,897	Calpine Corp., Term Loan B5, 1 Mo. CME Term SOFR + 2.50% + CSA, 0.00% Floor	7.94%	12/16/27	2,136,602
	Industrial Machinery & Supplies & Components — 1.1%
6,998,168	Copeland (Emerald Debt Merger Sub LLC/EMRLD), Initial Term Loan, 1 Mo. CME Term SOFR + 3.00%, 0.00% Floor	8.32%	05/31/30	6,991,590
See Notes to Financial Statements

First Trust Senior Loan Fund (FTSL)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Industrial Machinery & Supplies & Components (Continued)
$11,689,913	Filtration Group Corp., 2021 Incremental Term Loan B, 1 Mo. CME Term SOFR + 3.50% + CSA, 0.50% Floor	8.94%	10/21/28	$11,617,669
4,728,825	Filtration Group Corp., 2023 Extended Term Loan, 1 Mo. CME Term SOFR + 4.25% + CSA, 0.50% Floor	9.69%	10/21/28	4,736,202
57,819	Gates Global LLC, Term Loan B-3, 1 Mo. CME Term SOFR + 2.50%, 0.75% Floor	7.92%	03/31/27	57,795
513,446	TK Elevator Newco GMBH (Vertical US Newco, Inc.), New Term Loan B1 (USD), 6 Mo. CME Term SOFR + 3.50% + CSA, 0.50% Floor	9.38%	07/31/27	510,624
				23,913,880
	Insurance Brokers — 12.5%
11,969,463	Alliant Holdings I LLC, Term Loan B-4, 1 Mo. LIBOR + 3.50%, 0.50% Floor	8.94%	11/06/27	11,942,712
31,329,961	Alliant Holdings I LLC, Term Loan B-5, 1 Mo. CME Term SOFR + 3.50%, 0.50% Floor	8.83%	11/06/27	31,259,939
4,977,456	AmWINS Group, Inc., Feb. 2023 Incremental Term Loan, 1 Mo. CME Term SOFR + 2.75% + CSA, 0.75% Floor	8.19%	02/19/28	4,973,723
16,589,061	AmWINS Group, Inc., Term Loan B, 1 Mo. CME Term SOFR + 2.25% + CSA, 0.75% Floor	7.69%	02/19/28	16,464,643
12,725,395	AssuredPartners, Inc., 2021 Term Loan B, 1 Mo. CME Term SOFR + 3.50% + CSA, 0.50% Floor	8.94%	02/12/27	12,626,010
12,998,459	AssuredPartners, Inc., Incremental Term Loan 2022, 1 Mo. CME Term SOFR + 3.50%, 0.50% Floor	8.82%	02/12/27	12,900,970
43,280,431	AssuredPartners, Inc., Term Loan B, 1 Mo. CME Term SOFR + 3.50% + CSA, 0.00% Floor	8.94%	02/12/27	42,958,857
882,910	AssuredPartners, Inc., Term Loan B-4, 1 Mo. CME Term SOFR + 3.75%, 0.50% Floor	9.07%	02/13/27	880,883
17,858,125	BroadStreet Partners, Inc., Initial Term Loan B, 1 Mo. CME Term SOFR + 3.00% + CSA, 0.00% Floor	8.44%	01/27/27	17,703,474
7,037,458	BroadStreet Partners, Inc., Term Loan B-3, 1 Mo. CME Term SOFR + 4.00%, 0.00% Floor	9.32%	01/26/29	7,027,218
116,372	HUB International Ltd., 2023 Refinancing Term Loan B-5, 2 Mo. CME Term SOFR + 4.25%, 0.75% Floor	9.66%	06/20/30	116,450
46,432,253	HUB International Ltd., 2023 Refinancing Term Loan B-5, 3 Mo. CME Term SOFR + 4.25%, 0.75% Floor	9.66%	06/20/30	46,463,363
1,832,308	HUB International Ltd., Term Loan B4, 3 Mo. CME Term SOFR + 4.00%, 0.75% Floor	9.37%	11/10/29	1,832,042
3,343,881	IMA Financial Group, Inc., Incremental Term Loan B-2, 1 Mo. CME Term SOFR + 4.25%, 0.50% Floor	9.67%	11/01/28	3,345,971
6,621,786	National Financial Partners Corp. (NFP), Term Loan B, 1 Mo. CME Term SOFR + 3.25% + CSA, 0.00% Floor	8.69%	02/13/27	6,506,733
20,174,580	OneDigital Borrower LLC, Term Loan B, 1 Mo. CME Term SOFR + 4.25% + CSA, 0.50% Floor	9.67%	11/16/27	20,157,735
7,958,974	Ryan Specialty Group LLC, Term Loan B, 1 Mo. CME Term SOFR + 3.00% + CSA, 0.75% Floor	8.42%	09/01/27	7,965,620
14,344,981	USI, Inc. (fka Compass Investors, Inc.), 2022 New Term Loan, 3 Mo. CME Term SOFR + 3.75%, 0.50% Floor	9.14%	11/22/29	14,325,543
12,333,118	USI, Inc. (fka Compass Investors, Inc.), 2023 Refi Tranche, 3 Mo. CME Term SOFR + 3.25%, 0.00% Floor	8.64%	09/29/30	12,319,675
				271,771,561
See Notes to Financial Statements

First Trust Senior Loan Fund (FTSL)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Integrated Telecommunication Services — 1.9%
$8,478,107	Numericable (Altice France S.A. or SFR), Term Loan B-11, 3 Mo. LIBOR + 2.75%, 0.00% Floor	8.39%	07/31/25	$8,213,166
1,919,171	Numericable (Altice France S.A. or SFR), Term Loan B-12, 3 Mo. LIBOR + 3.69%, 0.00% Floor	9.34%	01/31/26	1,798,416
12,582,622	Numericable (Altice France S.A. or SFR), Term Loan B-13, 3 Mo. LIBOR + 4.00%, 0.00% Floor	9.63%	08/14/26	11,777,900
8,799,126	Zayo Group Holdings, Inc., Incremental Term Loan B-2, 1 Mo. CME Term SOFR + 4.33%, 0.50% Floor	9.65%	03/09/27	7,463,463
14,799,979	Zayo Group Holdings, Inc., Initial Dollar Term Loan, 1 Mo. CME Term SOFR + 3.00%, 0.00% Floor	8.44%	03/09/27	12,544,166
				41,797,111
	Internet Services & Infrastructure — 0.1%
1,984,615	Go Daddy Operating Co. LLC, Term Loan B4, 1 Mo. CME Term SOFR + 2.00% + CSA, 0.00% Floor	7.44%	08/10/27	1,985,161
	Investment Banking & Brokerage — 0.1%
2,971,676	LPL Holdings, Inc., Term Loan B, 1 Mo. CME Term SOFR + 1.75% + CSA, 0.00% Floor	7.16%	11/12/26	2,978,050
	IT Consulting & Other Services — 0.3%
6,687,878	CDK Global, Inc. (Central Parent, Inc.), Term Loan B, 3 Mo. CME Term SOFR + 4.00%, 0.00% Floor	9.41%	07/06/29	6,658,619
	Life Sciences Tools & Services — 0.1%
2,909,436	WCG Purchaser Corp. (WIRB-Copernicus Group), Term Loan B, 1 Mo. CME Term SOFR + 4.00% + CSA, 1.00% Floor	9.44%	01/08/27	2,873,984
	Managed Health Care — 0.2%
4,713,069	Multiplan, Inc. (MPH), Term Loan B, 3 Mo. CME Term SOFR + 4.25% + CSA, 0.50% Floor	9.92%	08/31/28	4,385,440
	Metal & Glass Containers — 1.8%
27,379,607	Berry Global, Inc., Term Loan Z, 1 Mo. CME Term SOFR + 1.75%, 0.00% Floor	7.18%	07/01/26	27,385,904
8,407,351	ProAmpac PG Borrower LLC, Term Loan (First Lien), 3 Mo. CME Term SOFR + 4.50%, 0.75% Floor	9.89%	09/15/28	8,307,556
4,147,626	ProAmpac PG Borrower LLC, Term Loan (First Lien), Prime Rate + 3.50%, 1.75% Floor	12.00%	09/15/28	4,098,394
				39,791,854
	Office Services & Supplies — 1.4%
29,811,983	Dun & Bradstreet Corp., New Term Loan B, 1 Mo. CME Term SOFR + 2.75% + CSA, 0.00% Floor	8.18%	02/08/26	29,811,983
	Other Diversified Financial Services — 0.1%
2,851,000	Worldpay (GTCR W Merger Sub LLC/Boost Newco LLC), Initial USD Term Loan, 1 Mo. CME Term SOFR + 3.00%, 0.50% Floor	8.32%	12/31/30	2,834,364
	Packaged Foods & Meats — 0.4%
9,059,050	Hostess Brands LLC (HB Holdings), Term Loan B 2030, 3 Mo. CME Term SOFR + 2.50%, 0.00% Floor	7.89%	06/30/30	9,067,566
	Paper Packaging — 2.5%
29,090,449	Graham Packaging Co., L.P., Initial Term Loan, 1 Mo. CME Term SOFR + 3.00% + CSA, 0.75% Floor	8.44%	08/04/27	28,846,816
9,435,905	Pactiv LLC/Evergreen Packaging LLC (fka Reynolds Group Holdings), Term Loan B-2, 1 Mo. CME Term SOFR + 3.25%, 0.00% Floor	8.69%	02/05/26	9,428,639
See Notes to Financial Statements

First Trust Senior Loan Fund (FTSL)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Paper Packaging (Continued)
$1,783,319	Pactiv LLC/Evergreen Packaging LLC (fka Reynolds Group Holdings), Tranche B-3 U.S. Term Loan, 1 Mo. CME Term SOFR + 3.25%, 0.50% Floor	8.69%	09/24/28	$1,777,542
14,049,277	Reynolds Consumer Products LLC, Initial Term Loan, 1 Mo. CME Term SOFR + 1.75%, 0.00% Floor	7.17%	02/04/27	14,033,752
				54,086,749
	Pharmaceuticals — 2.2%
7,222,400	ICON Clinical Investments LLC (PRA Health Sciences, Inc.), Lux Term Loan B, 3 Mo. CME Term SOFR + 2.25% + CSA, 0.50% Floor	7.90%	07/01/28	7,234,931
1,799,465	ICON Clinical Investments LLC (PRA Health Sciences, Inc.), US Term Loan B, 3 Mo. CME Term SOFR + 2.25% + CSA, 0.50% Floor	7.90%	07/01/28	1,802,587
26,367,483	IQVIA, Inc. (Quintiles), Term Loan B3, 3 Mo. CME Term SOFR + 1.75% + CSA, 0.00% Floor	7.40%	06/11/25	26,458,187
12,411,721	Parexel International Corp. (Phoenix Newco), Term Loan (First Lien), 1 Mo. CME Term SOFR + 3.25% + CSA, 0.50% Floor	8.69%	11/15/28	12,280,653
				47,776,358
	Property & Casualty Insurance — 0.8%
16,541,287	Sedgwick Claims Management Services, Inc., 2023 Term Loan B, 1 Mo. CME Term SOFR + 3.75%, 0.00% Floor	9.07%	02/24/28	16,503,821
	Research & Consulting Services — 2.7%
1,769,191	AlixPartners, LLP, Term Loan B, 1 Mo. CME Term SOFR + 2.75% + CSA, 0.50% Floor	8.19%	02/04/28	1,769,244
44,429,325	Clarivate Analytics PLC (Camelot), Amendment No. 2 Incremental Term Loan, 1 Mo. CME Term SOFR + 3.00% + CSA, 1.00% Floor	8.44%	10/31/26	44,429,325
3,835,732	Corelogic, Inc., Term Loan B, 1 Mo. CME Term SOFR + 3.50% + CSA, 0.50% Floor	8.94%	06/02/28	3,500,796
9,200,480	J.D. Power (Project Boost Purchaser LLC), 2021 Incremental Term Loan B, 1 Mo. CME Term SOFR + 3.50% + CSA, 0.50% Floor	9.24%	05/30/26	9,156,777
861,000	Veritext Corp. (VT TopCo, Inc.), Initial Term Loan B, 3 Mo. CME Term SOFR + 4.25%, 0.50% Floor	9.66%	08/10/30	860,733
				59,716,875
	Restaurants — 3.6%
38,870,692	1011778 B.C. Unlimited Liability Co. (Restaurant Brands) (aka Burger King/Tim Horton’s), Term B-5 Loan, 1 Mo. CME Term SOFR + 2.25%, 0.00% Floor	7.57%	09/21/30	38,550,008
38,965,707	IRB Holding Corp. (Arby’s/Inspire Brands), 2022 Replacement Term B Loan, 1 Mo. CME Term SOFR + 3.00% + CSA, 0.75% Floor	8.42%	12/15/27	38,600,403
1,715,523	Whatabrands LLC, Term Loan B, 1 Mo. CME Term SOFR + 3.25% + CSA, 0.50% Floor	8.44%	08/03/28	1,702,022
				78,852,433
	Security & Alarm Services — 0.8%
16,852,157	Garda World Security Corp., Term Loan B-2, 3 Mo. CME Term SOFR + 4.25% + CSA, 0.00% Floor	9.75%	10/30/26	16,825,868
	Soft Drinks — 0.2%
4,428,729	Tropicana (Naked Juice LLC/Bengal Debt Merger Sub LLC), Term Loan (First Lien), 3 Mo. CME Term SOFR + 3.25% + CSA, 0.50% Floor	8.74%	01/24/29	4,085,968
See Notes to Financial Statements

First Trust Senior Loan Fund (FTSL)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Specialized Consumer Services — 0.3%
$4,366,356	Asurion LLC, New B-8 Term Loan, 1 Mo. CME Term SOFR + 3.25% + CSA, 0.00% Floor	8.69%	12/23/26	$4,226,917
1,989,664	Belron Finance US LLC, Dollar Second Incremental Facility Term Loan, 3 Mo. CME Term SOFR + 2.25% + CSA, 0.00% Floor	7.90%	10/30/26	1,992,778
				6,219,695
	Specialized Finance — 0.2%
5,570,150	Radiate Holdco LLC (Astound), Amendment No. 6 Term Loan, 1 Mo. CME Term SOFR + 3.25%, 0.75% Floor	8.69%	09/25/26	4,624,283
	Specialty Chemicals — 0.2%
3,642,559	Avantor, Inc., Term Loan B5, 1 Mo. CME Term SOFR + 2.25% + CSA, 0.50% Floor	7.67%	11/06/27	3,645,601
	Specialty Stores — 0.2%
3,871,982	Petco Health and Wellness Co., Inc., Initial Term Loan B, 3 Mo. CME Term SOFR + 3.25% + CSA, 0.75% Floor	8.90%	03/03/28	3,792,394
	Systems Software — 5.4%
25,223,640	BMC Software Finance, Inc. (Boxer Parent), 2021 Replacement Dollar Term Loan, 1 Mo. CME Term SOFR + 3.75% + CSA, 0.00% Floor	9.19%	10/02/25	25,228,937
8,801,743	Gen Digital, Inc. (fka NortonLifeLock, Inc.), Term Loan B, 1 Mo. CME Term SOFR + 2.00% + CSA, 0.50% Floor	7.42%	09/12/29	8,738,194
10,306,164	Idera, Inc., Initial Term Loan, 3 Mo. CME Term SOFR + 3.75% + CSA, 0.75% Floor	9.27%	03/02/28	10,125,858
10,395,000	Proofpoint, Inc., Term Loan (Second Lien), 1 Mo. CME Term SOFR + 6.25% + CSA, 0.50% Floor	11.69%	08/31/29	10,450,873
2,570,550	Proofpoint, Inc., Term Loan B, 1 Mo. CME Term SOFR + 3.25% + CSA, 0.50% Floor	8.69%	08/31/28	2,531,451
992,312	Sophos Group PLC (Surf), Term Loan B, 1 Mo. CME Term SOFR + 3.50% + CSA, 0.00% Floor	8.96%	03/05/27	987,505
9,593,425	SS&C Technologies Holdings, Inc., Term Loan B-3, 1 Mo. CME Term SOFR + 1.75% + CSA, 0.00% Floor	7.19%	04/16/25	9,598,941
9,029,557	SS&C Technologies Holdings, Inc., Term Loan B-4, 1 Mo. CME Term SOFR + 1.75% + CSA, 0.00% Floor	7.19%	04/16/25	9,034,749
38,106,297	SS&C Technologies Holdings, Inc., Term Loan B-5, 1 Mo. CME Term SOFR + 1.75% + CSA, 0.00% Floor	7.19%	04/16/25	38,126,302
2,488,264	SUSE (Marcel Bidco LLC), New Term Loan B, Daily SOFR + 4.50%, 0.50% Floor	9.85%	10/31/30	2,475,822
				117,298,632
	Trading Companies & Distributors — 0.9%
19,289,373	SRS Distribution, Inc., 2021 Refinancing Term Loan, 1 Mo. CME Term SOFR + 3.50% + CSA, 0.50% Floor	8.94%	06/04/28	18,879,474
827,702	SRS Distribution, Inc., 2022 Refinancing Term Loan, 1 Mo. CME Term SOFR + 3.50% + CSA, 0.50% Floor	8.92%	06/04/28	808,562
				19,688,036
	Wireless Telecommunication Services — 1.8%
39,990,460	SBA Senior Finance II LLC, Term Loan B, 1 Mo. CME Term SOFR + 1.75% + CSA, 0.00% Floor	7.18%	04/11/25	40,016,254
	Total Senior Floating-Rate Loan Interests			1,842,174,874
	(Cost $1,867,667,240)

See Notes to Financial Statements

First Trust Senior Loan Fund (FTSL)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES — 10.0%
	Aerospace & Defense — 0.5%
$11,082,000	TransDigm, Inc. (c)	6.25%	03/15/26	$10,837,139
	Application Software — 0.1%
3,598,000	GoTo Group, Inc. (c)	5.50%	09/01/27	1,880,352
	Broadcasting — 0.9%
2,148,000	Gray Television, Inc. (c)	5.88%	07/15/26	1,914,960
18,561,000	Nexstar Media, Inc. (c)	5.63%	07/15/27	16,717,901
2,000,000	Sirius XM Radio, Inc. (c)	3.13%	09/01/26	1,795,650
				20,428,511
	Cable & Satellite — 3.1%
31,771,000	CCO Holdings LLC / CCO Holdings Capital Corp. (c)	5.13%	05/01/27	29,280,366
21,129,000	CSC Holdings LLC (c)	7.50%	04/01/28	13,563,931
2,278,000	CSC Holdings LLC (c)	11.25%	05/15/28	2,175,352
28,542,000	CSC Holdings LLC (c)	6.50%	02/01/29	22,607,733
				67,627,382
	Casinos & Gaming — 0.5%
325,000	VICI Properties, L.P. / VICI Note Co., Inc. (c)	4.25%	12/01/26	300,258
10,000,000	VICI Properties, L.P. / VICI Note Co., Inc. (c)	5.75%	02/01/27	9,579,987
				9,880,245
	Health Care Facilities — 0.3%
3,798,000	Select Medical Corp. (c)	6.25%	08/15/26	3,697,845
2,015,000	Tenet Healthcare Corp.	6.25%	02/01/27	1,934,193
				5,632,038
	Health Care Services — 0.7%
24,212,000	Global Medical Response, Inc. (c)	6.50%	10/01/25	15,417,717
	Independent Power Producers & Energy Traders — 0.1%
1,250,000	Calpine Corp. (c)	5.25%	06/01/26	1,197,488
	Insurance Brokers — 1.3%
2,265,000	AmWINS Group, Inc. (c)	4.88%	06/30/29	1,941,665
9,728,000	AssuredPartners, Inc. (c)	7.00%	08/15/25	9,552,136
16,858,000	HUB International Ltd. (c)	7.00%	05/01/26	16,425,365
465,000	USI, Inc. (c)	6.88%	05/01/25	461,231
				28,380,397
	Integrated Telecommunication Services — 0.1%
2,291,000	Zayo Group Holdings, Inc. (c)	4.00%	03/01/27	1,726,973
	Internet Services & Infrastructure — 0.0%
763,000	Go Daddy Operating Co. LLC / GD Finance Co., Inc. (c)	5.25%	12/01/27	715,887
	Metal & Glass Containers — 0.1%
3,095,000	Berry Global, Inc. (c)	5.63%	07/15/27	2,957,589
	Paper Packaging — 0.4%
9,535,000	Pactiv Evergreen Group Issuer, Inc. / Pactiv Evergreen Group Issuer LLC (c)	4.00%	10/15/27	8,330,241
	Restaurants — 0.1%
3,185,000	IRB Holding Corp. (c)	7.00%	06/15/25	3,164,120
	Specialized Finance — 0.1%
2,882,000	Radiate Holdco LLC / Radiate Finance, Inc. (c)	4.50%	09/15/26	2,206,384
See Notes to Financial Statements

First Trust Senior Loan Fund (FTSL)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Systems Software — 0.8%
$788,000	Oracle Corp.	5.80%	11/10/25	$788,006
18,749,000	SS&C Technologies, Inc. (c)	5.50%	09/30/27	17,610,415
				18,398,421
	Trading Companies & Distributors — 0.6%
14,349,000	United Rentals North America, Inc. (c)	6.00%	12/15/29	13,817,187
	Wireless Telecommunication Services — 0.3%
6,000,000	T-Mobile USA, Inc.	2.25%	02/15/26	5,524,175
	Total Corporate Bonds and Notes			218,122,246
	(Cost $245,170,075)
FOREIGN CORPORATE BONDS AND NOTES — 1.1%
	Application Software — 0.7%
3,910,000	Open Text Corp. (c)	6.90%	12/01/27	3,895,181
12,478,000	Open Text Corp. (c)	3.88%	02/15/28	10,859,102
				14,754,283
	Data Processing & Outsourced Services — 0.4%
10,755,000	Paysafe Finance PLC / Paysafe Holdings US Corp. (c)	4.00%	06/15/29	8,662,720
	Environmental & Facilities Services — 0.0%
1,323,000	GFL Environmental, Inc. (c)	4.00%	08/01/28	1,139,975
	Total Foreign Corporate Bonds and Notes			24,556,978
	(Cost $26,375,517)

Shares	Description	Value
COMMON STOCKS — 0.0%
	Pharmaceuticals — 0.0%
249,316	Akorn, Inc. (d) (e) (f)	280,481
	(Cost $2,858,880)
RIGHTS — 0.0%
	Life Sciences Tools & Services — 0.0%
1	New Millennium Holdco, Inc., Corporate Claim Trust, no expiration date (e) (g) (h) (i)	0
1	New Millennium Holdco, Inc., Lender Claim Trust, no expiration date (e) (g) (h) (i)	0
	Total Rights	0
	(Cost $0)
MONEY MARKET FUNDS — 5.9%
127,206,883	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 5.22% (j)	127,206,883
	(Cost $127,206,883)

	Total Investments — 101.4%	2,212,341,462
	(Cost $2,269,278,595)
	Net Other Assets and Liabilities — (1.4)%	(30,342,492)
	Net Assets — 100.0%	$2,181,998,970

See Notes to Financial Statements

First Trust Senior Loan Fund (FTSL)
Portfolio of Investments (Continued)
October 31, 2023
(a)
Senior Floating-Rate Loan Interests (“Senior Loans”) in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the SOFR obtained from the U.S. Department of the Treasury’s Office of Financial Research or another major financial institution, (iii) the prime rate offered by one or more
United States banks or (iv) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR or SOFR floor that establishes a minimum LIBOR or SOFR rate. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche with identical LIBOR or SOFR period, spread and floor, but different LIBOR or SOFR reset dates.

(b)	Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.
(c)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2023, securities noted as such amounted to $234,432,850 or
10.7% of net assets.

(d)	This issuer has filed for protection in bankruptcy court.
(e)	Non-income producing security.
(f)
Security received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers (see Note 2D - Restricted Securities in the Notes to Financial Statements).

(g)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by the Advisor.
(h)
This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures approved by the Trust’s Board of
Trustees, and in accordance with provisions of the Investment Company Act of 1940 and rules thereunder, as amended. At
October 31, 2023, securities noted as such are valued at $0 or 0.0% of net assets.

(i)	This security’s value was determined using significant unobservable inputs (see Note 2A- Portfolio Valuation in the Notes to Financial Statements).
(j)	Rate shown reflects yield as of October 31, 2023.

Abbreviations throughout the Portfolio of Investments:
CME	– Chicago Mercantile Exchange
CSA	– Credit Spread Adjustment
LIBOR	– London Interbank Offered Rate
SOFR	– Secured Overnight Financing Rate
See Notes to Financial Statements

First Trust Senior Loan Fund (FTSL)
Portfolio of Investments (Continued)
October 31, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 10/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Senior Floating-Rate Loan Interests*	$1,842,174,874	$—	$1,842,174,874	$—
Corporate Bonds and Notes*	218,122,246	—	218,122,246	—
Foreign Corporate Bonds and Notes*	24,556,978	—	24,556,978	—
Common Stocks*	280,481	—	280,481	—
Rights*	— **	—	—	— **
Money Market Funds	127,206,883	127,206,883	—	—
Total Investments	$2,212,341,462	$127,206,883	$2,085,134,579	$— **

*	See Portfolio of Investments for industry breakout.
**	Investments are valued at $0.
Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. All Level 3 values are based on unobservable inputs.
See Notes to Financial Statements

First Trust Senior Loan Fund (FTSL)
Statement of Assets and Liabilities
October 31, 2023

ASSETS:
Investments, at value	$2,212,341,462
Cash	564,295
Receivables:
Interest	7,834,152
Investment securities sold	6,756,668
Capital shares sold	2,270,535
Dividends	708,747
Total Assets	2,230,475,859

LIABILITIES:
Payables:
Investment securities purchased	46,893,573
Investment advisory fees	1,583,316
Total Liabilities	48,476,889
NET ASSETS	$2,181,998,970

NET ASSETS consist of:
Paid-in capital	$2,463,360,879
Par value	480,500
Accumulated distributable earnings (loss)	(281,842,409)
NET ASSETS	$2,181,998,970
NET ASSET VALUE, per share	$45.41
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	48,050,002
Investments, at cost	$2,269,278,595
See Notes to Financial Statements

First Trust Senior Loan Fund (FTSL)
Statement of Operations
For the Year Ended October 31, 2023

INVESTMENT INCOME:
Interest	$190,666,629
Dividends	8,449,944
Total investment income	199,116,573

EXPENSES:
Investment advisory fees	20,719,672
Total expenses	20,719,672
NET INVESTMENT INCOME (LOSS)	178,396,901

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	(49,347,269)
Net change in unrealized appreciation (depreciation) on:
Investments	87,971,431
Unfunded loan commitments	742,220
Net change in unrealized appreciation (depreciation)	88,713,651
NET REALIZED AND UNREALIZED GAIN (LOSS)	39,366,382
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$217,763,283
See Notes to Financial Statements

First Trust Senior Loan Fund (FTSL)
Statements of Changes in Net Assets

	Year Ended 10/31/2023	Year Ended 10/31/2022
OPERATIONS:
Net investment income (loss)	$178,396,901	$138,794,474
Net realized gain (loss)	(49,347,269)	(101,739,244)
Net change in unrealized appreciation (depreciation)	88,713,651	(140,859,702)
Net increase (decrease) in net assets resulting from operations	217,763,283	103,804,472

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(179,439,889)	(139,547,604)
Return of capital	(742,468)	—
Total distributions to shareholders	(180,182,357)	(139,547,604)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	174,942,586	1,150,159,765
Cost of shares redeemed	(969,179,172)	(834,804,577)
Net increase (decrease) in net assets resulting from shareholder transactions	(794,236,586)	315,355,188
Total increase (decrease) in net assets	(756,655,660)	72,003,112

NET ASSETS:
Beginning of period	2,938,654,630	2,866,651,518
End of period	$2,181,998,970	$2,938,654,630

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	65,650,002	60,000,002
Shares sold	3,800,000	24,150,000
Shares redeemed	(21,400,000)	(18,500,000)
Shares outstanding, end of period	48,050,002	65,650,002
See Notes to Financial Statements

First Trust Senior Loan Fund (FTSL)
Financial Highlights
For a share outstanding throughout each period

	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$44.76	$47.78	$45.85	$47.15	$47.75
Income from investment operations:
Net investment income (loss)	3.32 (a)	1.89	1.54	1.67	2.13
Net realized and unrealized gain (loss)	0.73	(3.01)	1.92	(1.27)	(0.57)
Total from investment operations	4.05	(1.12)	3.46	0.40	1.56
Distributions paid to shareholders from:
Net investment income	(3.39)	(1.90)	(1.53)	(1.67)	(2.15)
Return of capital	(0.01)	—	—	(0.03)	(0.01)
Total distributions	(3.40)	(1.90)	(1.53)	(1.70)	(2.16)
Net asset value, end of period	$45.41	$44.76	$47.78	$45.85	$47.15
Total return (b)	9.32%	(2.38)%	7.60%	0.90%	3.37%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$2,181,999	$2,938,655	$2,866,652	$1,276,964	$1,603,148
Ratio of total expenses to average net assets (c)	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	7.31%	4.07%	3.27%	3.63%	4.50%
Portfolio turnover rate (d)	54%	63%	92%	76%	44%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.
(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Senior Loan Fund (FTSL)
October 31, 2023
1. Organization
First Trust Exchange-Traded Fund IV (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of eighteen exchange-traded funds that are offering shares. This report covers the First Trust Senior Loan Fund (the “Fund”), a diversified series of the Trust, which trades under the ticker “FTSL” on Nasdaq, Inc. (“Nasdaq”). The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The Fund’s primary investment objective is to provide high current income. The Fund’s secondary investment objective is the preservation of capital. Under normal market conditions, the Fund invests at least 80% of its net assets (including investment borrowings) in first lien senior floating rate bank loans (“Senior Loans”)(1).
A Senior Loan is an advance or commitment of funds made by one or more banks or similar financial institutions to one or more corporations, partnerships or other business entities and typically pays interest at a floating or adjusting rate that is determined periodically at a designated premium above a base lending rate, such as the London Interbank Offered Rate (“LIBOR”), the Secured Overnight Financing Rate (“SOFR”), a similar reference rate, or the prime rate offered by one or more major U.S. banks. The Fund invests primarily in Senior Loans that are below investment grade quality at the time of investment. The Fund invests in Senior Loans made predominantly to businesses operating in North America, but may also invest in Senior Loans made to businesses operating outside of North America.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Senior Loans are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent

(1)
The terms “security” and “securities” used throughout the Notes to Financial Statements include Senior Loans.

Notes to Financial Statements (Continued)
First Trust Senior Loan Fund (FTSL)
October 31, 2023
and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.
Corporate bonds, corporate notes and other debt securities are fair valued on the basis of valuations provided by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
 1)
benchmark yields;
 2)
reported trades;
 3)
broker/dealer quotes;
 4)
issuer spreads;
 5)
benchmark securities;
 6)
bids and offers; and
 7)
reference data including market research publications.
Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Shares of open-end funds are valued based on NAV per share.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
 1)
the credit conditions in the relevant market and changes thereto;
 2)
the liquidity conditions in the relevant market and changes thereto;
 3)
the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
 4)
issuer-specific conditions (such as significant credit deterioration); and
 5)
any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the most recent price provided by a pricing service;
 2)
available market prices for the fixed-income security;
 3)
the fundamental business data relating to the borrower/issuer;
 4)
an evaluation of the forces which influence the market in which these securities are purchased and sold;
 5)
the type, size and cost of a security;

Notes to Financial Statements (Continued)
First Trust Senior Loan Fund (FTSL)
October 31, 2023
 6)
the financial statements of the borrower/issuer or the financial condition of the country of issue;
 7)
the credit quality and cash flow of the borrower/issuer, or country of issue, based on the Pricing Committee’s, sub-advisor’s or portfolio manager’s analysis, as applicable, or external analysis;
 8)
the information as to any transactions in or offers for the security;
 9)
the price and extent of public trading in similar securities of the borrower/issuer, or comparable companies;
10)
the coupon payments;
11)
the quality, value and salability of collateral, if any, securing the security;
12)
the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s/issuer’s management (for corporate debt only);
13)
the prospects for the borrower’s/issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only);
14)
the borrower’s/issuer’s competitive position within the industry;
15)
the borrower’s/issuer’s ability to access additional liquidity through public and/or private markets; and
16)
other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2023, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
The United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates the LIBOR, ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. The overnight and 12-month USD LIBOR settings permanently ceased as of June 30, 2023. The FCA announced that the 1-, 3- and 6-month USD LIBOR settings will continue to be published using a synthetic methodology to serve as a fallback for non-U.S. contracts until September 2024. In response to the discontinuation of LIBOR, investors have added fallback provisions to existing contracts for investments whose value is tied to LIBOR, with most fallback provisions requiring the adoption of the SOFR as a replacement rate. There is no assurance that any alternative reference rate, including SOFR, will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans. Interest

Notes to Financial Statements (Continued)
First Trust Senior Loan Fund (FTSL)
October 31, 2023
income on such Senior Loans is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At October 31, 2023, the Fund had no when-issued, delayed-delivery or forward purchase commitments.
C. Unfunded Loan Commitments
The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower’s discretion. Unfunded loan commitments are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Statement of Operations. In connection with these commitments, the Fund earns a commitment fee typically set as a percentage of the commitment amount. The commitment fees are included in “Interest” on the Statement of Operations. As of October 31, 2023, the Fund had no unfunded loan commitments.
D. Restricted Securities
The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of October 31, 2023, the Fund held a restricted security as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Trust’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security.

Security	Acquisition Date	Shares	Current Price	Carrying Cost	Value	% of Net Assets
Akorn, Inc.	10/15/20	249,316	$1.13	$2,858,880	$280,481	0.01%
E. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid during the fiscal years ended October 31, 2023 and 2022 was as follows:

Distributions paid from:	2023	2022
Ordinary income	$179,439,889	$139,547,604
Capital gains	—	—
Return of capital	742,468	—
As of October 31, 2023, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income	$—
Accumulated capital and other gain (loss)	(223,689,638)
Net unrealized appreciation (depreciation)	(58,152,771)

Notes to Financial Statements (Continued)
First Trust Senior Loan Fund (FTSL)
October 31, 2023
F. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2020, 2021, 2022, and 2023 remain open to federal and state audit. As of October 31, 2023, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2023, for federal income tax purposes, the Fund had $223,689,638 of capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to the Fund’s shareholders.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2023, the Fund had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2023, the adjustments for the Fund were as follows:

Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
$309,831	$(254,388)	$(55,443)
As of October 31, 2023, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$2,270,494,233	$7,273,829	$(65,426,600)	$(58,152,771)
G. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.

Notes to Financial Statements (Continued)
First Trust Senior Loan Fund (FTSL)
October 31, 2023
Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of the Fund’s assets and is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit, and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The annual unitary management fee payable by the Fund to First Trust for these services will be reduced at certain levels of the Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.85000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.82875%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.80750%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.78625%
Fund net assets greater than $10 billion	0.76500%
In addition, the Fund incurs acquired fund fees and expenses. The total of the unitary management fee and acquired fund fees and expenses represents the Fund’s total annual operating expenses.
The Trust has multiple service agreements with The Bank of New York Mellon (“BNYM”). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund’s assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended October 31, 2023, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were $1,236,870,992 and $1,980,131,469, respectively.
For the fiscal year ended October 31, 2023, the Fund had no in-kind transactions.
5. Borrowings
The Trust, on behalf of the Fund, along with First Trust Exchange-Traded Fund III and First Trust Series Fund have a $550 million Credit Agreement with The Bank of Nova Scotia (“Scotia”) as administrative agent for a group of lenders. Prior to March 1, 2023, the commitment amount was $305 million. Scotia charges a commitment fee of 0.25% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans and an agency fee. First Trust allocates the commitment fee and agency fee amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not have any borrowings outstanding during the fiscal year ended October 31, 2023.
6. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, the Fund publishes through the National

Notes to Financial Statements (Continued)
First Trust Senior Loan Fund (FTSL)
October 31, 2023
Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2025.
8. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund IV:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust Senior Loan Fund (the “Fund”), one of the funds constituting the First Trust Exchange-Traded Fund IV, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
December 22, 2023
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Senior Loan Fund (FTSL)
October 31, 2023 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
Distributions paid to foreign shareholders during the Fund’s fiscal year ended October 31, 2023 that were properly designated by the Fund as “interest-related dividends” or “short-term capital gain dividends,” may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended October 31, 2023, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will

Additional Information (Continued)
First Trust Senior Loan Fund (FTSL)
October 31, 2023 (Unaudited)
increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

Additional Information (Continued)
First Trust Senior Loan Fund (FTSL)
October 31, 2023 (Unaudited)
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the U.S. has resumed “reasonably” normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund’s shares and result in increased market volatility. During any such events, a fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund’s shares may widen.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
Preferred Securities Risk. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.

Additional Information (Continued)
First Trust Senior Loan Fund (FTSL)
October 31, 2023 (Unaudited)
Valuation Risk. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions (sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots. If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.
NOT FDIC INSURED  NOT BANK GUARANTEED  MAY LOSE VALUE
Advisory Agreement
Board Considerations Regarding Approval of the Continuation of the Investment Management Agreement
The Board of Trustees of First Trust Exchange-Traded Fund IV (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust Senior Loan Fund (the “Fund”).  The Board approved the continuation of the Agreement for a one-year period ending June 30, 2024 at a meeting held on June 4–5, 2023.  The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements.  At meetings held on April 17, 2023 and June 4–5, 2023, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program.  The Board reviewed initial materials with the Advisor at the meeting held on April 17, 2023, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor.  Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 4–5, 2023 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective.  The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement.  The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services.  The Board noted that the Fund is an actively-managed ETF and noted that the Advisor’s Leveraged Finance Investment Team is responsible for the day-to-day management of the Fund’s investments.  The Board considered the background and experience of the members of the Leveraged Finance Investment Team and noted the Board’s prior meetings with members of the Team.  The Board considered the Advisor’s statement that it applies the same oversight model internally with its Leveraged Finance Investment Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review.  In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objectives, policies and restrictions.  The Board also considered a report from the

Additional Information (Continued)
First Trust Senior Loan Fund (FTSL)
October 31, 2023 (Unaudited)
Advisor with respect to its risk management functions related to the operation of the Fund.  Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 17, 2023 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex.  In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objectives, policies and restrictions.
The Board considered the unitary fee rate schedule payable by the Fund under the Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Agreement and interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any.  The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable.  Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point.  Based on the information provided, the Board noted that the total (net) expense ratio for the Fund was above the median total (net) expense ratio of the peer funds in the Expense Group.  With respect to the Expense Group, the Board, at the April 17, 2023 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors.  The Board took these limitations and differences into account in considering the peer data.  With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability.  In considering the unitary fee rate schedule overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund.  The Board determined that this process continues to be effective for reviewing the Fund’s performance.  The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2022 to the performance of the funds in the Performance Universe and to that of a benchmark index.  Based on the information provided, the Board noted that the Fund outperformed the Performance Universe median and underperformed the benchmark index for the one-, three- and five-year periods ended December 31, 2022.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund at current asset levels and whether the Fund may benefit from any economies of scale.  The Board noted that the unitary fee rate schedule for the Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds.  The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff.  The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Fund.  The Board concluded that the unitary fee rate schedule for the Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels.  The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2022 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period.  The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable.  In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund.  The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Fund.  The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.

Additional Information (Continued)
First Trust Senior Loan Fund (FTSL)
October 31, 2023 (Unaudited)
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund.  No single factor was determinative in the Board’s analysis.
Remuneration
First Trust Advisors L.P. (“First Trust”) is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain funds it manages, including First Trust Senior Loan Fund (the “Fund”), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2022, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Funds is $7,915,390. This figure is comprised of $764,984 paid (or to be paid) in fixed compensation and $7,150,406 paid (or to be paid) in variable compensation. There were a total of 31 beneficiaries of the remuneration described above. Those amounts include $878,377 paid (or to be paid) to senior management of First Trust Advisors L.P. and $7,037,013 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Funds (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i.
to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii.
to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii.
to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Fund.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.

Board of Trustees and Officers
First Trust Senior Loan Fund (FTSL)
October 31, 2023 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.

Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Retired; Physician, Edward-Elmhurst Medical Group (2021 to September 2023); Physician and Officer, Wheaton Orthopedics (1990 to 2021)	254	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	Retired; President, ADM Investors Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	254
Director, National Futures
Association and ADMIS
Singapore Ltd.; Formerly,
Director of ADM Investor
Services, Inc., ADM Investor
Services International,
ADMIS Hong Kong Ltd., and
Futures Industry Association

Denise M. Keefe, Trustee (1964)	• Indefinite Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	254
Director and Board Chair of
Advocate Home Health
Services, Advocate Home
Care Products and Advocate
Hospice; Director and Board
Chair of Aurora At Home
(since 2018); Director of
Advocate Physician Partners
Accountable Care
Organization; Director of
RML Long Term Acute Care
Hospitals; Director of Senior
Helpers (since 2021); and
Director of MobileHelp
(since 2022)

Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	254	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	254	None
Bronwyn Wright, Trustee (1971)	• Indefinite Term • Since 2023	Independent Director to a number of Irish collective investment funds (2009 to Present); Various roles at international affiliates of Citibank (1994 to 2009), including Managing Director, Citibank Europe plc and Head of Securities and Fund Services, Citi Ireland (2007 to 2009)	229	None

Board of Trustees and Officers (Continued)
First Trust Senior Loan Fund (FTSL)
October 31, 2023 (Unaudited)
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INTERESTED TRUSTEE
James A. Bowen(1), Trustee, Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P., Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	254	None

Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since 2016
Managing Director and Chief Financial Officer, First Trust
Advisors L.P. and First Trust Portfolios L.P.; Chief Financial
Officer, BondWave LLC (Software Development Company) and
Stonebridge Advisors LLC (Investment Advisor)

Derek D. Maltbie (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2023
Senior Vice President, First Trust Advisors L.P. and First Trust
Portfolios L.P., July 2021 to Present. Previously, Vice President,
First Trust Advisors L.P. and First Trust Portfolios L.P., 2014 -
2021.

W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.

(1)
Mr. Bowen is deemed an “interested person” of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.
(2)
The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Senior Loan Fund (FTSL)
October 31, 2023 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•  Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•  Information about your transactions with us, our affiliates or others;
•  Information we receive from your inquiries by mail, e-mail or telephone; and
•  Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•  In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•  We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2023

First Trust Exchange-Traded Fund IV
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

First Trust Exchange-Traded Fund IV

First Trust Enhanced Short Maturity ETF (FTSM)
Annual Report For the Year Ended October 31, 2023

First Trust Enhanced Short Maturity ETF (FTSM)
Annual Report
October 31, 2023
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the “Trust”) described in this report (First Trust Enhanced Short Maturity ETF; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary from the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Enhanced Short Maturity ETF (FTSM)
Annual Letter from the Chairman and CEO
October 31, 2023
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Enhanced Short Maturity ETF (the “Fund”), which contains detailed information about the Fund for the twelve months ended October 31, 2023.
The Bureau of Economic Analysis recently announced that U.S. real gross domestic product (“GDP”) grew by a staggering 4.9% in the third quarter of 2023 and is now up 2.9% on a year-over-year basis from where it stood in the third quarter of 2022. The most recent quarter’s GDP data represents the fastest growth rate for any quarter since 2014. Consumer spending, which rose by 4.0% over the period, was responsible for 2.7 percentage points of the total increase in GDP. Whether the consumer can keep up this pace of spending remains to be seen, especially given recent news that excess savings from the pandemic-era stimulus have likely been depleted. From a global perspective, the International Monetary Fund (“IMF”) notes that progress in fighting inflation has led to lower economic growth. In their October 2023 publication of the World Economic Outlook, the IMF projected that the growth in world economic output is expected to slow from 3.5% in 2022 to 2.9% in 2024. The economic growth in advanced economies is projected to plummet from 2.6% in 2022 to 1.4% in 2024.
In the notes to their September 2023 meeting, the Federal Open Market Committee revealed that they may need to keep interest rates “higher for longer” as they continue to battle stubbornly high inflation. As many investors are likely aware, a higher Federal Funds target rate can have deep implications for consumers, such as driving up the cost of borrowing for homes, automobiles, and other large purchases. The American consumer has yet to feel the full weight of those burdens, in my opinion. That said, the data reveals a different story among corporate America. S&P Global Market Intelligence reported that a total of 516 U.S. corporations filed for bankruptcy protection on a year-to-date basis through September 30, 2023, up from a total of 263 corporate bankruptcy filings over the same period last year. Higher interest rates and Treasury bond yields have also sapped demand for commercial property loans. Data from Trepp, LLC, a leading provider of data and analytics to the commercial real estate and banking markets, revealed that just $28.2 billion of loans converted into commercial mortgage-backed securities have been issued in 2023, the lowest figure since 2011.
The financial markets battled a myriad of headwinds over the past year, from geopolitical uncertainty resulting from war (the conflicts between Israel and Hamas and Russia and Ukraine), to slowing global economic growth and sticky inflation. Brian Wesbury, Chief Economist at First Trust, notes that a U.S. economic recession is likely to begin at some point early next year. While calls for a recession may concern some investors, the following may offer solace. Data from Bloomberg reveals that the S&P 500® Index has posted positive total returns over the 3-year period following every recession since 1948.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Enhanced Short Maturity ETF (FTSM)
The First Trust Enhanced Short Maturity ETF’s (the “Fund”) investment objective is to seek current income, consistent with preservation of capital and daily liquidity. Under normal market conditions, the Fund intends to achieve its investment objective by investing at least 80% of its net assets in a portfolio of U.S. dollar-denominated fixed- and variable-rate debt securities, including securities issued or guaranteed by the U.S. government or its agencies, instrumentalities or U.S. government-sponsored entities, residential and commercial mortgage-backed securities, asset-backed securities, U.S. corporate bonds, fixed income securities issued by non-U.S. corporations and governments, municipal obligations, privately issued securities and other debt securities bearing fixed or floating interest rates. The Fund may also invest in money market securities. Shares of the Fund are listed on Nasdaq, Inc. under the ticker symbol “FTSM.”
The Fund’s investment advisor, First Trust Advisors L.P. (the “Advisor”), selects securities for the portfolio by evaluating fixed income sectors and macro market trends while completing bottom-up analysis of individual securities. Portfolio securities are selected based upon relative value in the context of overall portfolio duration. Key inputs for the screens in the securities selection process include, but are not limited to, credit quality, yield, interest rate sensitivity and liquidity. The Fund’s holdings are systematically monitored for meaningful changes in performance and risk measures. A security will generally be sold when the Advisor believes that a security can be substituted for a similar investment that represents better relative value; it lacks adequate compensation for embedded credit risk; or when rebalancing the portfolio to maintain diversification. Under normal market conditions, the Fund’s portfolio is expected to have an average duration of less than one year and an average maturity of less than three years.

Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 10/31/23	5 Years Ended 10/31/23	Inception (8/5/14) to 10/31/23	5 Years Ended 10/31/23	Inception (8/5/14) to 10/31/23
Fund Performance
NAV	4.72%	1.79%	1.49%	9.29%	14.61%
Market Price	4.74%	1.79%	1.49%	9.29%	14.63%
Index Performance
ICE BofA 0-1 Year U.S. Treasury Index	4.68%	1.75%	1.28%	9.08%	12.47%
Total returns for the period since inception are calculated from the inception date of the Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under the Securities and Exchange Commission’s rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Prior to January 1, 2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund’s NAV was calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

Fund Performance Overview (Unaudited) (Continued)
First Trust Enhanced Short Maturity ETF (FTSM) (Continued)

Asset Classification	% of Total Investments & Cash
Corporate Bonds and Notes	45.6%
Commercial Paper	30.0
Foreign Corporate Bonds and Notes	9.0
Asset-Backed Securities	6.0
U.S. Government Bonds and Notes	4.3
U.S. Government Agency Mortgage-Backed Securities	3.7
Mortgage-Backed Securities	0.8
Certificates of Deposit	0.3
U.S. Treasury Bills	0.3
Cash	0.0(1)
Total	100.0%

Credit Quality(2)	% of Total Investments & Cash
Government & Agency	8.4%
AAA	4.1
AA+	0.4
AA-	0.9
A+	3.0
A	6.4
A-	10.8
BBB+	15.1
BBB	14.4
BBB-	3.2
BB+	0.2
Not Rated	33.1
Cash	0.0(1)
Total	100.0%

Top Ten Holdings	% of Total Investments
U.S. Treasury Note, 4.63%, 06/30/25	1.6%
U.S. Treasury Note, 4.63%, 02/28/25	1.6
U.S. Treasury Note, 3.88%, 04/30/25	1.0
AutoNation, Inc., 5.93%, 11/01/23	0.6
Global Payments, Inc., 5.96%, 11/01/23	0.6
Plains All American Pipeline, L.P., 5.73%, 11/01/23	0.6
Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates, 3.17%, 10/25/24	0.6
Spectra Energy Partners, L.P., 4.75%, 03/15/24	0.6
Bayer US Finance II LLC, 3.88%, 12/15/23	0.6
Aon Global Ltd., 4.00%, 11/27/23	0.5
Total	8.3%

(1)	Amount is less than 0.1%.
(2)
The ratings are by S&P Global Ratings. A credit rating is an assessment provided by a nationally recognized statistical rating organization
(NRSRO) of the creditworthiness of an issuer with respect to debt obligations. Ratings are measured highest to lowest on a scale that generally ranges from AAA to D for long-term ratings and A-1+ to C for short-term ratings. Investment grade is defined as those issuers that have a long-
term credit rating of BBB- or higher or a short-term credit rating of A-3 or higher. The credit ratings shown relate to the credit worthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. U.S. Treasury and U.S. Agency mortgage-backed securities appear under “Government & Agency.” Credit ratings are subject to change.

Fund Performance Overview (Unaudited) (Continued)
First Trust Enhanced Short Maturity ETF (FTSM) (Continued)

Performance of a $10,000 Initial Investment
August 5, 2014 - October 31, 2023
$11,500
$11,000
$10,500
$10,000
$9,500
$11,461
$11,247
8/5/14
10/31/14
4/30/15
10/31/15
4/30/16
10/31/16
4/30/17
10/31/17
4/30/18
10/31/18
4/30/19
10/31/19
4/30/20
10/31/20
4/30/21
10/31/21
4/30/22
10/31/22
4/30/23
10/31/23
First Trust Enhanced Short Maturity ETF
ICE BofA 0-1 Year US Treasury Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.
Performance in securitized product investment
strategies can be impacted from the benefits of
purchasing odd lot positions. The impact of
these investments can be particularly
meaningful when funds have limited assets
under management and may not be a
sustainable source of performance as a fund
grows in size.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at  https://www.ftportfolios.com/Retail/etf/home.aspx.

Portfolio Commentary
First Trust Enhanced Short Maturity ETF (FTSM)
Annual Report
October 31, 2023 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) is the investment advisor to First Trust Enhanced Short Maturity ETF (the “Fund” or “FTSM”). First Trust is responsible for the selection and ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Portfolio Management Team
The following persons serve as portfolio managers of the Fund:
Todd Larson, CFA – Senior Vice President and Portfolio Manager
Jeremiah Charles – Senior Vice President and Portfolio Manager
James Snyder – Senior Vice President and Portfolio Manager
Eric R. Maisel, CFA – Senior Vice President and Portfolio Manager
Scott Skowronski, CFA – Senior Vice President and Portfolio Manager
The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Each portfolio manager has served as part of the portfolio management team of the Fund since 2014, except for Eric R. Maisel who has served as part of the portfolio management team of the Fund since 2015, and Scott Skowronski, who has served as part of the portfolio management team of the Fund since 2022.
Commentary
The Fund is an actively managed exchange-traded fund that seeks current income, consistent with preservation of capital and daily liquidity.
Market Recap
At the beginning of the 12-month period ended October 31, 2023, inflation remained stubbornly elevated with the November 2022 Consumer Price Index (“CPI”) printing 7.1%. At the same time, the Federal Reserve (the “Fed”) continued to reiterate its commitment to bring inflation back to the 2.0% target rate. As of October 31, 2022, the Fed had just increased the Federal Funds target rate by 75 basis points (“bps”) in each of its last three Federal Open Market Committee (“FOMC”) meetings, shifting the upper bound of the Federal Funds target rate to 3.25%. And despite the equivalent of seventeen 25 bps rate increases in 2022, inflation consistently exceeded the Fed’s 2.00% stated inflation target as the labor market remained robust. Notably, at the December 2022 FOMC meeting, the Fed projected a higher-than-expected terminal Federal Funds target rate of 5.00-5.25%, indicating the Fed’s view that inflation would remain persistent. In sum, the Fed increased the Federal Funds target rate by 4.25% in 2022, while the 10-Year U.S. Treasury yield increased from 1.51% at the beginning of the year to 3.88% at year-end. As the result of such stark shifts in the Treasury market, negative returns permeated the bond market in 2022.
Inflation continued to run in excess of the Fed’s 2.0% target in the first quarter of 2023, as evidenced by the CPI printing 6.0% in February 2023. In response, the Fed raised its policy rate twice during the first quarter to 4.75%-5.00% while maintaining its terminal Federal Funds target rate of 5.00-5.25%. In early March, after a strong labor market report, the bond market expected a terminal Federal Funds target rate of 5.50-5.75%, higher than the Fed’s own “dot plot” projection. However, by quarter-end, investors had hastily reduced rate expectations amid chaos in the banking sector, pricing in a terminal Federal Funds target rate of 4.75-5.00%. Thus, in the first quarter of 2023, the market effectively moved from expecting as many as three more rate hikes in 2023, to as many as four rate cuts by January 2024.
The banking turmoil proved to be relatively brief, owing to liquidity support from the Fed. At the same time, inflation continued to be elevated and the labor market robust. This led the Fed to hike again at its May 2023 meeting and then held it unchanged in June at 5.00-5.25%. Forecasts for the Federal Funds target rate also rebalanced higher, with the peak terminal rate trading near 5.50%, and holding above 5.00% through June of 2024. As market expectations shifted, interest rates across the treasury curve continued to move higher, particularly on the short end of the curve where interest rates are most sensitive to Fed policy. While the S&P 500® Index traded near 4,500 at the end of the second quarter, nearly 1,000 points above its bottom in October 2022, the 2-Year/10-Year U.S. Treasury yield curve remained over 100 bps inverted, marking its steepest inversion since the 1980s. Further, the 3-Month/10-Year U.S. Treasury yield curve remained inverted, after initially inverting in November 2022.

Portfolio Commentary (Continued)
First Trust Enhanced Short Maturity ETF (FTSM)
Annual Report
October 31, 2023 (Unaudited)
The FOMC raised its target rate to 5.25-5.50% at its July 2023 meeting in a continued attempt to mitigate inflation. In response, the yield curve bear steepened (long-term rates increased faster than short term rates) in what would be a theme for the remainder of the reporting period. The highly anticipated Jackson Hole Fed conference in August 2023 did not deliver much new information and the ensuing uncertainty generated more rate volatility and weighed on risk assets. At its September 2023 meeting, the FOMC held its target rate steady and upwardly revised its economic growth outlook for both this year and next, while reducing its 2024 rate cut projection from 100 bps to 50 bps; this proved a catalyst for higher yields, spread volatility, and lower equity values in the concluding weeks of the reporting period. As the fourth quarter of 2023 commences, the market seemingly expects the Fed to hold rates at these higher levels further into the future. The market’s apparent expectation of a “soft landing” (no imminent recession) likely supports the recent rate move, as the absence of a recession suggests the potential for stronger, and more sustained, economic expansion, resulting in the need for higher interest rates for a longer period of time.
For the 12-month period ended October 31, 2023, the 10-Year U.S. Treasury yield increased 80 bps to 4.87%, the 2-Year U.S. Treasury yield increased 57 bps to 5.07%, and the 1-Year U.S. Treasury yield increased 82 bps to 5.45%. Commercial paper yields also rose on the back of Fed interest rate hikes. The average yield on 90-day Tier 1 commercial paper increased 119 bps to 5.62%.
Performance Analysis
The Fund returned 4.72% based on net asset value and 4.74% based on market price for the 12-month period ended October 31, 2023. This compares to the ICE BofA 0-1 Year U.S. Treasury Index’s (the “Benchmark”) return of 4.68%.
As a result of interest rate hikes from the Fed, yields on front-end securities, like those held by the Fund, are at the highest level since 2007. The income (yield) from these securities was the leading driver of the Fund’s return during the period. Compared to the Benchmark, the Fund’s allocation to corporate credit and securitized assets were primary drivers of relative performance. On the other hand, the Fund’s allocation to securities longer than one year to maturity, was a detractor from performance as interest rates rose. The allocations to corporate bonds, both fixed and floating-rate, and commercial mortgage-backed securities were leading sources of outperformance. The allocation to Treasurys and commercial paper detracted on a relative basis although the absolute return contribution from both sectors was very positive. Within corporate credit, industries delivering the best results were consumer cyclical, real estate investment trusts and communications while capital goods and basics were leading detractors. The Fund’s largest weights in corporate credit were in banking and consumer non-cyclical and the allocation to each was accretive to relative performance. From a rating quality perspective, BBB-rated bonds had better returns compared to those with an A rating due to better contribution from credit spread.
Throughout the reporting period, the Fund maintained a diversified allocation with an emphasis on securities having a high level of liquidity. Overall credit risk was kept low as the investment strategy focused on high quality, short-term holdings. The Fund’s weighted average maturity was kept around six months and effective duration approximately five months. By maintaining a low duration and low average maturity, the strategy successfully achieved its objective of seeking current income. By capturing rising interest rates, the Fund was able to raise its distribution rate during the period from an annualized rate of 3.2% to 4.9%.
Market and Fund Outlook
The investment team continues to capture yield through floating-rate securities, cash equivalents, and short-maturity fixed rate bonds within an interest rate managed framework. The investment team expects the Fed to stay the course, likely holding its policy rate around today’s range of 5.25-5.50%, with the possibility of an additional rate hike in 2023. The real 10-Year U.S. Treasury yield was 2.46% at the end of the reporting period. Higher real rates have historically placed pressure on the overall business cycle. Consequently, this hiking cycle is likely much closer to its end than its beginning, in our opinion. While the Fed may leak an additional hike into the market, we believe today’s fixed income markets are much more balanced when it comes to income and interest rate risk. Further, with interest rates at these elevated levels, the current bond math is significantly more supportive of future positive returns, in our opinion. Valuations in short maturity corporate bonds remain attractive, as market yields have shifted starkly higher, reaching levels well above average over the past two decades.
The investment team expects to extend the Fund’s duration where appropriate, while keeping corporate credit (both commercial paper and corporate bonds) as the largest exposure. The Fund will also seek to maintain its allocation to securitized debt (asset-backed securities/mortgage-backed securities) for diversification purposes, particularly when valuations present compelling opportunities relative to U.S. Treasuries and corporate bonds. As always, the focus will be in the senior part of the capital structure.

Portfolio Commentary (Continued)
First Trust Enhanced Short Maturity ETF (FTSM)
Annual Report
October 31, 2023 (Unaudited)
The investment team continues to favor more defensive areas of fixed income and continues to employ its bottom-up credit underwriting process alongside its rigorous approach to risk management. Durable sectors such as healthcare, software, and regulated utilities continue to present such defensive investment opportunities. We believe curve allocation should remain an important component of total return in the year ahead, as well as security selection and sector allocation. The investment team’s research process seeks to identify opportunities that offer the best risk/reward balance, with investment decisions predicated on data analysis and evidence-based conclusions. We believe the Fund is well positioned to add value relative to its Benchmark.

First Trust Enhanced Short Maturity ETF (FTSM)
Understanding Your Fund Expenses
October 31, 2023 (Unaudited)
As a shareholder of First Trust Enhanced Short Maturity ETF (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2023.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Annualized Expense Ratio Based on the Six-Month Period (a)	Expenses Paid During the Six-Month Period (b)
First Trust Enhanced Short Maturity ETF (FTSM)
Actual	$1,000.00	$1,022.80	0.42%	$2.14
Hypothetical (5% return before expenses)	$1,000.00	$1,023.09	0.42%	$2.14

(a)	These expense ratios reflect expense waivers. See Note 3 in the Notes to Financial Statements.
(b)
Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (May 1, 2023 through October 31, 2023), multiplied by 184/365 (to reflect the six-month period).

First Trust Enhanced Short Maturity ETF (FTSM)
Portfolio of Investments
October 31, 2023

Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES — 45.9%
	Aerospace/Defense — 0.3%
$25,000,000	Northrop Grumman Corp.	2.93%	01/15/25	$24,153,116
	Auto Manufacturers — 1.2%
6,159,000	BMW US Capital LLC, SOFR Compounded Index + 0.53% (a) (b)	5.90%	04/01/24	6,163,224
4,000,000	Daimler Trucks Finance North America LLC (a)	1.13%	12/14/23	3,978,279
5,000,000	Daimler Trucks Finance North America LLC, SOFR + 0.60% (a) (b)	5.96%	12/14/23	5,000,704
15,000,000	General Motors Financial Co., Inc., SOFR + 0.76% (b)	6.12%	03/08/24	14,987,694
7,000,000	Hyundai Capital America (a)	1.00%	09/17/24	6,690,410
3,000,000	Nissan Motor Acceptance Co. LLC, 3 Mo. CME Term SOFR + CSA + 0.64% (a) (b)	6.30%	03/08/24	2,995,463
10,000,000	Toyota Motor Credit Corp., Series B, SOFR + 0.29% (b)	5.65%	09/13/24	9,987,482
1,000,000	Toyota Motor Credit Corp., Medium-Term Note	2.50%	03/22/24	987,535
32,775,000	Volkswagen Group of America Finance LLC (a)	4.25%	11/13/23	32,755,800
5,000,000	Volkswagen Group of America Finance LLC (a)	5.80%	09/12/25	4,978,429
				88,525,020
	Banks — 8.3%
12,263,000	Bank of America Corp., SOFR + 0.69% (b)	6.07%	04/22/25	12,241,449
6,004,000	Bank of America Corp. (c)	3.37%	01/23/26	5,772,355
10,397,000	Bank of America Corp., Medium-Term Note	4.13%	01/22/24	10,355,399
30,000,000	Bank of America Corp., Medium-Term Note	4.00%	04/01/24	29,772,711
8,964,000	Bank of America Corp., Medium-Term Note (c)	3.09%	10/01/25	8,689,264
25,000,000	Bank of America N.A.	5.65%	08/18/25	24,933,835
12,215,000	Bank of New York Mellon (The) Corp. (c)	4.41%	07/24/26	11,864,126
8,000,000	Bank of New York Mellon (The) Corp., Medium-Term Note	1.60%	04/24/25	7,507,289
9,612,000	Bank of New York Mellon (The) Corp., Medium-Term Note (c)	5.22%	11/21/25	9,537,324
13,500,000	Bank of New York Mellon (The) Corp., Medium-Term Note (c)	5.15%	05/22/26	13,329,816
14,727,000	Citigroup, Inc.	3.75%	06/16/24	14,537,029
24,094,000	Fifth Third Bancorp	3.65%	01/25/24	23,923,053
9,210,000	Fifth Third Bank N.A. (c)	5.85%	10/27/25	8,973,803
7,000,000	Goldman Sachs Group (The), Inc.	1.22%	12/06/23	6,969,561
26,116,000	Goldman Sachs Group (The), Inc.	3.63%	02/20/24	25,920,667
26,844,000	Goldman Sachs Group (The), Inc.	3.00%	03/15/24	26,551,113
12,500,000	Goldman Sachs Group (The), Inc., SOFR + 0.50% (b)	5.86%	09/10/24	12,468,408
4,000,000	Goldman Sachs Group (The), Inc., SOFR + 0.49% (b)	5.87%	10/21/24	3,990,949
15,000,000	Goldman Sachs Group (The), Inc.	5.70%	11/01/24	14,946,374
4,900,000	JPMorgan Chase & Co.	3.88%	09/10/24	4,806,706
10,000,000	JPMorgan Chase & Co., SOFR + 0.54% (b)	5.89%	06/01/25	9,961,759
15,500,000	JPMorgan Chase & Co., SOFR + 0.58% (b)	5.95%	06/23/25	15,449,056
30,000,000	JPMorgan Chase & Co. (c)	5.55%	12/15/25	29,780,499
30,000,000	Morgan Stanley, Series F	3.88%	04/29/24	29,717,532
12,515,000	Morgan Stanley, Global Medium-Term Note	3.70%	10/23/24	12,235,416
15,000,000	Morgan Stanley, Global Medium-Term Note (c)	0.79%	01/22/25	14,775,585
30,344,000	Morgan Stanley, Medium-Term Note, SOFR + 0.46% (b)	5.84%	01/25/24	30,345,247
21,500,000	Morgan Stanley Bank N.A.	5.48%	07/16/25	21,412,791
15,325,000	PNC Financial Services Group (The), Inc. (c)	5.81%	06/12/26	15,126,303
22,639,000	PNC Financial Services Group (The), Inc.	3.50%	01/23/24	22,510,650
12,762,000	PNC Financial Services Group (The), Inc. (c)	5.67%	10/28/25	12,635,385
566,000	State Street Corp. (c)	4.86%	01/26/26	556,543
18,000,000	State Street Corp. (c)	5.10%	05/18/26	17,749,739
18,740,000	Truist Bank, Series BNKT	3.20%	04/01/24	18,518,932
See Notes to Financial Statements

First Trust Enhanced Short Maturity ETF (FTSM)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Banks (Continued)
$16,275,000	Truist Financial Corp., Medium-Term Note	3.75%	12/06/23	$16,226,847
12,000,000	Truist Financial Corp., Medium-Term Note, SOFR + 0.40% (b)	5.76%	06/09/25	11,746,963
12,795,000	U.S. Bancorp, Medium-Term Note	3.70%	01/30/24	12,726,443
14,758,000	Wells Fargo & Co., Medium-Term Note	3.75%	01/24/24	14,674,007
10,160,000	Wells Fargo & Co., Medium-Term Note	3.30%	09/09/24	9,922,198
15,000,000	Wells Fargo & Co., Medium-Term Note (c)	2.41%	10/30/25	14,395,351
18,250,000	Wells Fargo Bank N.A.	5.55%	08/01/25	18,190,369
				625,748,846
	Beverages — 1.4%
5,000,000	Anheuser-Busch InBev Worldwide, Inc., 3 Mo. CME Term SOFR + CSA + 0.74% (b)	6.43%	01/12/24	5,002,078
40,000,000	Constellation Brands, Inc.	3.60%	05/09/24	39,483,955
13,168,000	Constellation Brands, Inc.	4.75%	11/15/24	13,011,112
15,000,000	Constellation Brands, Inc.	5.00%	02/02/26	14,740,750
30,227,000	Keurig Dr Pepper, Inc.	0.75%	03/15/24	29,645,544
				101,883,439
	Biotechnology — 0.8%
15,000,000	Amgen, Inc.	3.63%	05/22/24	14,814,530
30,000,000	Amgen, Inc.	5.25%	03/02/25	29,766,606
7,000,000	Amgen, Inc.	5.51%	03/02/26	6,964,548
12,081,000	Gilead Sciences, Inc.	3.70%	04/01/24	11,971,925
				63,517,609
	Building Materials — 0.6%
16,145,000	CRH America, Inc. (a)	3.88%	05/18/25	15,607,471
30,715,000	Martin Marietta Materials, Inc.	4.25%	07/02/24	30,396,222
				46,003,693
	Chemicals — 0.3%
17,471,000	PPG Industries, Inc.	2.40%	08/15/24	16,979,309
3,140,000	Westlake Corp.	0.88%	08/15/24	3,012,358
				19,991,667
	Commercial Services — 0.3%
3,049,000	Global Payments, Inc.	1.50%	11/15/24	2,901,888
23,580,000	Verisk Analytics, Inc.	4.00%	06/15/25	22,850,777
				25,752,665
	Computers — 0.3%
26,294,000	Apple, Inc.	2.85%	05/11/24	25,921,941
	Cosmetics/Personal Care — 0.3%
19,955,000	Haleon US Capital LLC	3.02%	03/24/24	19,696,513
1,000,000	Kenvue, Inc.	5.50%	03/22/25	998,638
				20,695,151
	Diversified Financial Services — 1.2%
11,165,000	American Express Co.	3.38%	05/03/24	11,028,282
15,000,000	American Express Co.	2.50%	07/30/24	14,633,861
15,000,000	American Express Co. (c)	4.99%	05/01/26	14,716,214
6,956,000	American Express Co. (c)	6.34%	10/30/26	6,976,975
8,000,000	Capital One Financial Corp., SOFR + 0.69% (b)	6.05%	12/06/24	7,908,015
See Notes to Financial Statements

First Trust Enhanced Short Maturity ETF (FTSM)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Diversified Financial Services (Continued)
$15,000,000	Intercontinental Exchange, Inc.	3.65%	05/23/25	$14,507,985
20,000,000	Nasdaq, Inc.	5.65%	06/28/25	19,933,627
				89,704,959
	Electric — 3.9%
22,171,000	Alabama Power Co., Series 13-A	3.55%	12/01/23	22,128,568
7,070,000	CenterPoint Energy, Inc., SOFR Compounded Index + 0.65% (b)	5.99%	05/13/24	7,068,105
27,440,000	CenterPoint Energy, Inc.	2.50%	09/01/24	26,641,311
10,537,000	Delmarva Power & Light Co.	3.50%	11/15/23	10,527,235
36,703,000	Duke Energy Corp.	3.75%	04/15/24	36,347,806
8,320,000	FirstEnergy Transmission LLC (a)	4.35%	01/15/25	8,108,743
2,000,000	Florida Power & Light Co.	3.25%	06/01/24	1,970,652
10,000,000	NextEra Energy Capital Holdings, Inc., SOFR Compounded Index + 0.40% (b)	5.74%	11/03/23	10,000,001
30,000,000	NextEra Energy Capital Holdings, Inc.	4.26%	09/01/24	29,521,591
15,000,000	Oncor Electric Delivery Co. LLC	2.75%	06/01/24	14,719,052
5,000,000	Pacific Gas and Electric Co.	3.85%	11/15/23	4,995,923
25,570,000	Public Service Enterprise Group, Inc.	0.84%	11/08/23	25,547,111
12,468,000	Southwestern Public Service Co.	3.30%	06/15/24	12,273,114
8,000,000	Trans-Allegheny Interstate Line Co. (a)	3.85%	06/01/25	7,734,947
29,943,000	Virginia Electric and Power Co.	3.45%	02/15/24	29,722,733
8,775,000	Virginia Electric and Power Co., Series A	3.10%	05/15/25	8,421,518
30,990,000	WEC Energy Group, Inc.	0.80%	03/15/24	30,420,606
9,283,000	WEC Energy Group, Inc.	5.00%	09/27/25	9,150,093
				295,299,109
	Environmental Control — 0.9%
38,630,000	Republic Services, Inc.	2.50%	08/15/24	37,586,094
14,547,000	Republic Services, Inc.	3.20%	03/15/25	14,042,464
5,412,000	Waste Management, Inc.	3.50%	05/15/24	5,347,176
12,296,000	Waste Management, Inc.	3.13%	03/01/25	11,904,053
				68,879,787
	Food — 0.9%
28,596,000	Conagra Brands, Inc.	4.30%	05/01/24	28,330,709
25,219,000	McCormick & Co., Inc.	3.15%	08/15/24	24,668,911
11,330,000	Mondelez International, Inc.	2.13%	03/17/24	11,168,178
				64,167,798
	Healthcare-Products — 2.0%
15,000,000	Abbott Laboratories	3.40%	11/30/23	14,972,287
10,000,000	Baxter International, Inc., SOFR Compounded Index + 0.26% (b)	5.62%	12/01/23	9,996,351
9,177,000	Baxter International, Inc.	1.32%	11/29/24	8,722,786
10,000,000	Baxter International, Inc., SOFR Compounded Index + 0.44% (b)	5.80%	11/29/24	9,937,772
4,242,000	Boston Scientific Corp.	3.45%	03/01/24	4,204,844
18,995,000	Stryker Corp.	0.60%	12/01/23	18,910,054
40,000,000	Stryker Corp.	3.38%	05/15/24	39,484,794
5,143,000	Stryker Corp.	3.38%	11/01/25	4,925,506
20,452,000	Thermo Fisher Scientific, Inc.	1.22%	10/18/24	19,552,046
5,177,000	Zimmer Biomet Holdings, Inc.	1.45%	11/22/24	4,930,743
19,174,000	Zimmer Biomet Holdings, Inc.	3.55%	04/01/25	18,528,323
				154,165,506
See Notes to Financial Statements

First Trust Enhanced Short Maturity ETF (FTSM)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Healthcare-Services — 3.2%
$15,245,000	Aetna, Inc.	3.50%	11/15/24	$14,863,520
32,000,000	Elevance Health, Inc.	3.50%	08/15/24	31,377,504
25,000,000	Elevance Health, Inc.	3.35%	12/01/24	24,339,530
11,669,000	Elevance Health, Inc.	2.38%	01/15/25	11,198,942
2,455,000	Elevance Health, Inc.	5.35%	10/15/25	2,436,746
16,667,000	Elevance Health, Inc.	4.90%	02/08/26	16,359,891
38,000,000	HCA, Inc.	5.00%	03/15/24	37,852,441
25,000,000	HCA, Inc.	5.38%	02/01/25	24,740,334
17,042,000	Humana, Inc.	3.85%	10/01/24	16,712,206
12,600,000	Humana, Inc.	4.50%	04/01/25	12,382,149
14,800,000	Humana, Inc.	5.70%	03/13/26	14,712,631
6,600,000	Roche Holdings, Inc. (a)	0.45%	03/05/24	6,483,363
10,000,000	UnitedHealth Group, Inc.	3.50%	02/15/24	9,930,393
6,591,000	UnitedHealth Group, Inc.	0.55%	05/15/24	6,417,685
10,000,000	UnitedHealth Group, Inc.	3.75%	07/15/25	9,741,788
				239,549,123
	Insurance — 2.0%
5,000,000	Athene Global Funding, SOFR Compounded Index + 0.70% (a) (b)	6.05%	05/24/24	4,982,990
3,000,000	Brighthouse Financial Global Funding, SOFR + 0.76% (a) (b)	6.14%	04/12/24	2,989,390
32,052,000	Brown & Brown, Inc.	4.20%	09/15/24	31,503,492
40,000,000	Marsh & McLennan Cos., Inc.	3.88%	03/15/24	39,697,707
5,906,000	Marsh & McLennan Cos., Inc.	3.50%	06/03/24	5,821,152
6,642,000	Marsh & McLennan Cos., Inc.	3.50%	03/10/25	6,441,764
7,000,000	Metropolitan Life Global Funding I, SOFR + 0.30% (a) (b)	5.67%	09/27/24	6,994,992
5,000,000	New York Life Global Funding, SOFR Compounded Index + 0.43% (a) (b)	5.79%	06/06/24	5,001,817
13,054,000	Principal Life Global Funding II, SOFR + 0.45% (a) (b)	5.83%	04/12/24	13,056,309
5,000,000	Principal Life Global Funding II, SOFR + 0.38% (a) (b)	5.73%	08/23/24	4,997,441
28,905,000	Willis North America, Inc.	3.60%	05/15/24	28,499,177
				149,986,231
	Internet — 0.1%
1,000,000	Netflix, Inc.	5.75%	03/01/24	998,710
10,366,000	Netflix, Inc.	5.88%	02/15/25	10,372,088
				11,370,798
	Lodging — 0.3%
11,169,000	Hyatt Hotels Corp.	5.38%	04/23/25	11,029,016
11,016,000	Marriott International, Inc.	3.60%	04/15/24	10,891,299
				21,920,315
	Machinery-Construction & Mining — 0.3%
20,000,000	Caterpillar Financial Services Corp.	5.15%	08/11/25	19,891,926
	Machinery-Diversified — 0.2%
15,000,000	John Deere Capital Corp., Medium-Term Note	5.15%	03/03/25	14,967,642
2,000,000	John Deere Capital Corp., Medium-Term Note	4.95%	06/06/25	1,987,213
				16,954,855
	Media — 1.2%
11,612,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 3 Mo. CME Term SOFR + CSA + 1.65% (b)	7.29%	02/01/24	11,635,488
38,587,000	Charter Communications Operating LLC / Charter Communications Operating Capital	4.50%	02/01/24	38,277,004
See Notes to Financial Statements

First Trust Enhanced Short Maturity ETF (FTSM)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Media (Continued)
$19,017,000	Comcast Corp.	3.70%	04/15/24	$18,861,151
18,099,000	Comcast Corp.	5.25%	11/07/25	18,006,035
				86,779,678
	Miscellaneous Manufacturing — 0.3%
25,000,000	Parker-Hannifin Corp.	3.65%	06/15/24	24,637,047
	Pharmaceuticals — 6.0%
17,842,000	AbbVie, Inc.	3.75%	11/14/23	17,829,124
32,501,000	AbbVie, Inc.	3.85%	06/15/24	32,065,985
15,425,000	AbbVie, Inc.	2.60%	11/21/24	14,908,030
13,689,000	AbbVie, Inc.	3.80%	03/15/25	13,329,570
10,000,000	AbbVie, Inc.	3.60%	05/14/25	9,677,555
35,000,000	AmerisourceBergen Corp.	3.40%	05/15/24	34,524,754
40,000,000	Astrazeneca Finance LLC	0.70%	05/28/24	38,878,714
41,852,000	Bayer US Finance II LLC (a)	3.88%	12/15/23	41,738,150
35,000,000	Becton Dickinson & Co.	3.36%	06/06/24	34,448,336
10,861,000	Becton Dickinson & Co.	3.73%	12/15/24	10,596,440
10,066,000	Bristol-Myers Squibb Co.	2.90%	07/26/24	9,861,939
30,358,000	Cigna Group (The)	3.50%	06/15/24	29,894,425
5,574,000	Cigna Group (The)	3.25%	04/15/25	5,373,272
5,257,000	Cigna Group (The)	5.69%	03/15/26	5,238,629
29,320,000	CVS Health Corp.	4.00%	12/05/23	29,260,239
11,450,000	CVS Health Corp.	3.38%	08/12/24	11,219,756
21,995,000	CVS Health Corp.	2.63%	08/15/24	21,422,446
40,000,000	McKesson Corp.	3.80%	03/15/24	39,677,150
19,350,000	McKesson Corp.	5.25%	02/15/26	19,136,115
25,000,000	Novartis Capital Corp.	3.40%	05/06/24	24,697,277
5,429,000	Zoetis, Inc.	4.50%	11/13/25	5,298,466
3,012,000	Zoetis, Inc.	5.40%	11/14/25	2,990,883
				452,067,255
	Pipelines — 4.2%
30,014,000	Energy Transfer, L.P.	5.88%	01/15/24	30,007,379
10,679,000	Energy Transfer, L.P.	4.50%	04/15/24	10,597,472
14,014,000	Energy Transfer, L.P. / Regency Energy Finance Corp.	4.50%	11/01/23	14,014,000
40,393,000	Enterprise Products Operating LLC	3.90%	02/15/24	40,169,978
28,311,000	Enterprise Products Operating LLC	3.75%	02/15/25	27,569,758
12,000,000	Kinder Morgan Energy Partners, L.P.	4.15%	02/01/24	11,937,248
21,139,000	Kinder Morgan Energy Partners, L.P.	4.30%	05/01/24	20,950,313
38,549,000	Kinder Morgan, Inc. (a)	5.63%	11/15/23	38,535,630
4,800,000	Sabine Pass Liquefaction LLC	5.75%	05/15/24	4,792,937
20,000,000	Sabine Pass Liquefaction LLC	5.63%	03/01/25	19,875,205
43,047,000	Spectra Energy Partners, L.P.	4.75%	03/15/24	42,845,385
18,413,000	Williams Cos., (The), Inc.	4.50%	11/15/23	18,402,784
34,985,000	Williams Cos., (The), Inc.	4.30%	03/04/24	34,769,536
				314,467,625
	Real Estate Investment Trusts — 0.2%
15,190,000	Public Storage Operating Co., SOFR + 0.47% (b)	5.85%	04/23/24	15,188,476
See Notes to Financial Statements

First Trust Enhanced Short Maturity ETF (FTSM)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Retail — 0.6%
$30,000,000	AutoZone, Inc.	3.13%	04/18/24	$29,605,155
15,034,000	AutoZone, Inc.	3.63%	04/15/25	14,555,077
				44,160,232
	Semiconductors — 0.1%
5,820,000	Microchip Technology, Inc.	0.98%	09/01/24	5,577,560
1,727,000	Qorvo, Inc. (a)	1.75%	12/15/24	1,634,158
				7,211,718
	Software — 2.8%
12,407,000	Autodesk, Inc.	4.38%	06/15/25	12,133,899
9,054,000	Cadence Design Systems, Inc.	4.38%	10/15/24	8,931,395
17,700,000	Fidelity National Information Services, Inc.	0.60%	03/01/24	17,380,059
21,210,000	Fidelity National Information Services, Inc.	4.50%	07/15/25	20,719,184
30,000,000	Fiserv, Inc.	2.75%	07/01/24	29,353,414
5,000,000	Infor, Inc. (a)	1.75%	07/15/25	4,613,659
34,555,000	Oracle Corp.	3.40%	07/08/24	33,967,025
25,119,000	Oracle Corp.	2.95%	11/15/24	24,366,000
17,000,000	Oracle Corp.	5.80%	11/10/25	17,000,117
9,346,000	Roper Technologies, Inc.	2.35%	09/15/24	9,059,353
20,178,000	VMware, Inc.	1.00%	08/15/24	19,382,981
16,940,000	VMware, Inc.	4.50%	05/15/25	16,549,668
				213,456,754
	Telecommunications — 0.8%
10,000,000	AT&T, Inc., 3 Mo. CME Term SOFR + CSA + 1.18% (b)	6.85%	06/12/24	10,050,592
30,000,000	T-Mobile USA, Inc.	3.50%	04/15/25	28,990,795
15,000,000	Verizon Communications, Inc.	3.50%	11/01/24	14,662,636
10,000,000	Verizon Communications, Inc.	3.38%	02/15/25	9,698,904
				63,402,927
	Transportation — 0.6%
17,620,000	CSX Corp.	3.40%	08/01/24	17,300,704
25,000,000	Union Pacific Corp.	3.65%	02/15/24	24,835,473
1,539,000	Union Pacific Corp.	3.75%	03/15/24	1,526,846
				43,663,023
	Water — 0.3%
16,425,000	American Water Capital Corp.	3.85%	03/01/24	16,316,628
6,063,000	American Water Capital Corp.	3.40%	03/01/25	5,870,264
				22,186,892
	Total Corporate Bonds and Notes			3,461,305,181
	(Cost $3,476,323,733)

Principal Value	Description	Annualized Yield on Date of Purchase	Stated Maturity	Value
COMMERCIAL PAPER — 30.2%
	Aerospace/Defense — 0.3%
15,000,000	L3Harris Technologies, Inc.	5.72%	11/27/23	14,939,154
10,000,000	L3Harris Technologies, Inc.	5.72%	11/29/23	9,956,312
				24,895,466
See Notes to Financial Statements

First Trust Enhanced Short Maturity ETF (FTSM)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Annualized Yield on Date of Purchase	Stated Maturity	Value
COMMERCIAL PAPER (Continued)
	Auto Manufacturers — 1.3%
$18,164,000	American Honda Finance Corp.	5.65%	11/16/23	$18,121,942
40,000,000	General Motors Financial Co., Inc.	5.53%	11/01/23	40,000,000
15,000,000	VW Credit, Inc.	5.71%	11/15/23	14,967,226
17,000,000	VW Credit, Inc.	5.73%	11/21/23	16,946,806
10,000,000	VW Credit, Inc.	5.76%	11/29/23	9,956,021
				99,991,995
	Banks — 1.7%
15,000,000	ANZ New Zealand Int’l Ltd., SOFR + 0.36%	5.67%	11/02/23	15,000,000
15,000,000	Barclays Bank PLC	5.95%	04/10/24	14,617,146
15,000,000	National Australia Bank Ltd.	5.83%	03/04/24	14,709,289
15,000,000	Skandinaviska Enskilda Banken AB	5.88%	04/10/24	14,621,811
15,000,000	Svenska Handelsbanken AB, SOFR + 0.65%	5.95%	03/21/24	14,999,972
15,000,000	Svenska Handelsbanken AB	5.88%	04/10/24	14,621,811
12,000,000	Toronto-Dominion Bank (The)	5.16%	11/01/23	12,000,000
15,000,000	Toronto-Dominion Bank (The), SOFR + 0.68%	5.99%	04/11/24	15,000,000
13,000,000	Westpac Banking Corp.	5.25%	01/26/24	12,841,285
				128,411,314
	Beverages — 0.8%
25,000,000	Bacardi-Martini B.V.	6.07%	11/28/23	24,888,290
15,000,000	Bacardi-Martini B.V.	6.05%	12/06/23	14,913,506
20,000,000	Diageo Capital PLC	5.66%	11/07/23	19,981,400
				59,783,196
	Biotechnology — 1.0%
30,000,000	CSLB Holdings, Inc.	5.70%	11/01/23	30,000,000
25,650,000	CSLB Holdings, Inc.	5.64%-5.66%	11/02/23	25,646,030
20,000,000	CSLB Holdings, Inc.	5.64%	11/03/23	19,993,825
				75,639,855
	Building Materials — 0.2%
18,000,000	Vulcan Materials Co.	5.69%	11/14/23	17,963,578
	Chemicals — 2.9%
9,200,000	Albemarle Corp.	5.99%	11/01/23	9,200,000
20,000,000	Albemarle Corp.	6.00%	11/08/23	19,977,029
15,000,000	Eastman Chemical Co.	5.59%	11/07/23	14,986,231
17,000,000	EIDP, Inc.	5.67%	11/08/23	16,981,541
15,000,000	EIDP, Inc.	5.71%	11/29/23	14,934,606
25,000,000	EIDP, Inc.	5.71%-5.72%	11/30/23	24,887,054
11,300,000	EIDP, Inc.	5.75%	12/04/23	11,241,533
38,000,000	FMC Corp.	6.03%	11/01/23	38,000,000
20,000,000	Nutrien Ltd.	5.79%	11/30/23	19,908,388
20,000,000	Nutrien Ltd.	5.80%	12/05/23	19,892,488
15,000,000	PPG Industries, Inc.	5.65%	11/02/23	14,997,677
15,000,000	PPG Industries, Inc.	5.71%	11/06/23	14,988,286
				219,994,833
	Commercial Services — 1.4%
20,000,000	ERAC USA Finance LLC	5.65%	11/10/23	19,972,160
15,000,000	ERAC USA Finance LLC	5.66%	11/17/23	14,962,885
See Notes to Financial Statements

First Trust Enhanced Short Maturity ETF (FTSM)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Annualized Yield on Date of Purchase	Stated Maturity	Value
COMMERCIAL PAPER (Continued)
	Commercial Services (Continued)
$50,000,000	Global Payments, Inc.	5.96%	11/01/23	$50,000,000
20,000,000	Global Payments, Inc.	6.14%	11/09/23	19,973,101
				104,908,146
	Diversified Financial Services — 1.2%
25,000,000	ABN AMRO Funding USA LLC	5.30%	11/06/23	24,981,863
25,000,000	Intercontinental Exchange, Inc.	5.65%	11/06/23	24,980,649
20,000,000	Intercontinental Exchange, Inc.	5.59%	11/09/23	19,975,533
20,000,000	Intercontinental Exchange, Inc.	5.59%	11/10/23	19,972,479
				89,910,524
	Electric — 3.1%
10,800,000	American Electric Power Co., Inc.	5.62%	11/09/23	10,786,710
20,000,000	American Electric Power Co., Inc.	5.67%	11/14/23	19,959,726
20,000,000	American Electric Power Co., Inc.	5.71%	12/12/23	19,872,444
20,000,000	Dominion Energy, Inc.	5.64%	12/01/23	19,907,653
16,500,000	DTE Energy Co.	5.66%	11/06/23	16,487,212
19,955,000	DTE Energy Co.	5.65%	11/16/23	19,908,811
20,000,000	NextEra Energy Capital Holdings, Inc.	5.72%	11/28/23	19,915,732
20,000,000	NextEra Energy Capital Holdings, Inc.	5.72%	12/04/23	19,897,022
18,050,000	Sempra	5.64%	11/09/23	18,027,727
20,000,000	Sempra	5.63%	11/10/23	19,972,269
20,000,000	Sempra	5.64%	11/20/23	19,941,468
15,000,000	Southern California Edison Co.	5.64%	11/02/23	14,997,683
15,000,000	Southern California Edison Co.	5.64%	11/10/23	14,979,171
				234,653,628
	Electronics — 1.0%
20,000,000	Arrow Electronics, Inc.	6.01%	11/03/23	19,993,414
20,000,000	Arrow Electronics, Inc.	5.84%	11/09/23	19,974,420
20,000,000	Arrow Electronics, Inc.	6.02%	11/28/23	19,911,398
4,000,000	Jabil, Inc.	6.11%	11/01/23	4,000,000
10,000,000	Jabil, Inc.	6.18%	11/02/23	9,998,307
				73,877,539
	Food — 1.6%
20,000,000	Campbell Soup Co.	5.62%	11/13/23	19,963,122
27,000,000	Campbell Soup Co.	5.63%	11/20/23	26,921,043
30,000,000	Conagra Brands, Inc.	5.73%	11/01/23	30,000,000
20,000,000	Conagra Brands, Inc.	5.84%	11/10/23	19,971,218
27,000,000	Sysco Corp.	5.53%	11/01/23	27,000,000
				123,855,383
	Gas — 1.0%
22,000,000	NiSource, Inc.	5.64%	11/02/23	21,996,600
20,000,000	NiSource, Inc.	5.62%	11/03/23	19,993,838
15,500,000	NiSource, Inc.	5.66%	11/09/23	15,480,788
15,000,000	NiSource, Inc.	5.64%	11/13/23	14,972,216
				72,443,442
	Healthcare-Products — 0.3%
25,000,000	DENTSPLY SIRONA, Inc.	5.70%	11/07/23	24,976,587
See Notes to Financial Statements

First Trust Enhanced Short Maturity ETF (FTSM)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Annualized Yield on Date of Purchase	Stated Maturity	Value
COMMERCIAL PAPER (Continued)
	Healthcare-Services — 0.8%
$20,000,000	Humana, Inc.	5.46%	11/01/23	$20,000,000
22,000,000	Humana, Inc.	5.70%	11/14/23	21,955,407
15,000,000	Humana, Inc.	5.70%	11/16/23	14,964,918
				56,920,325
	Lodging — 0.1%
7,000,000	Marriott International, Inc.	5.64%	11/10/23	6,990,274
	Mining — 0.5%
20,000,000	Glencore Funding LLC	5.81%	11/03/23	19,993,639
15,000,000	Glencore Funding LLC	5.74%	11/06/23	14,988,207
				34,981,846
	Oil & Gas — 1.0%
20,000,000	Marathon Oil Corp.	6.14%	11/14/23	19,956,371
20,000,000	Suncor Energy, Inc.	5.72%	11/09/23	19,974,937
35,000,000	Suncor Energy, Inc.	5.72%	11/15/23	34,923,329
				74,854,637
	Pharmaceuticals — 0.3%
25,000,000	Cigna Group (The)	5.64%	11/01/23	25,000,000
	Pipelines — 2.4%
15,000,000	Enbridge US, Inc.	5.64%	11/13/23	14,972,216
20,000,000	Kinder Morgan, Inc.	5.53%	11/01/23	20,000,000
47,000,000	Plains All American Pipeline, L.P.	5.73%-5.81%	11/01/23	47,000,000
31,900,000	Plains All American Pipeline, L.P.	5.78%-5.79%	11/03/23	31,889,893
40,000,000	Targa Resources Corp.	6.08%	11/01/23	40,000,000
13,000,000	Targa Resources Corp.	6.27%	11/03/23	12,995,538
15,000,000	Targa Resources Corp.	6.26%	11/06/23	14,987,139
				181,844,786
	Real Estate Investment Trusts — 1.2%
20,000,000	Alexandria Real Estate Equities, Inc.	5.64%	11/13/23	19,962,960
20,000,000	Crown Castle, Inc.	5.97%	11/07/23	19,980,167
19,500,000	Crown Castle, Inc.	6.09%	11/09/23	19,473,991
10,000,000	Crown Castle, Inc.	6.09%	11/14/23	9,978,359
20,000,000	Crown Castle, Inc.	6.09%	11/28/23	19,910,285
				89,305,762
	Retail — 2.9%
20,000,000	Alimentation Couche-Tard, Inc.	5.58%	11/02/23	19,996,942
25,000,000	Alimentation Couche-Tard, Inc.	5.62%	11/07/23	24,976,930
15,000,000	Alimentation Couche-Tard, Inc.	5.62%	11/14/23	14,970,037
20,000,000	Alimentation Couche-Tard, Inc.	5.67%	11/15/23	19,956,570
10,000,000	Alimentation Couche-Tard, Inc.	5.64%	11/20/23	9,970,704
50,000,000	AutoNation, Inc.	5.93%	11/01/23	50,000,000
38,000,000	O’Reilly Automotive, Inc.	5.63%	11/06/23	37,970,567
20,000,000	O’Reilly Automotive, Inc.	5.68%	11/13/23	19,962,705
20,000,000	O’Reilly Automotive, Inc.	5.70%	11/20/23	19,940,824
				217,745,279
See Notes to Financial Statements

First Trust Enhanced Short Maturity ETF (FTSM)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Annualized Yield on Date of Purchase	Stated Maturity	Value
COMMERCIAL PAPER (Continued)
	Semiconductors — 0.6%
$25,000,000	Microchip Technology, Inc.	5.68%	11/17/23	$24,937,856
19,250,000	Microchip Technology, Inc.	5.69%	11/28/23	19,169,376
				44,107,232
	Software — 0.9%
14,700,000	Fidelity National Information Services, Inc.	5.65%	11/07/23	14,686,358
14,250,000	Fidelity National Information Services, Inc.	5.62%	11/08/23	14,234,649
20,000,000	Fidelity National Information Services, Inc.	5.65%	11/10/23	19,972,168
20,000,000	Fidelity National Information Services, Inc.	5.67%	11/20/23	19,941,124
				68,834,299
	Telecommunications — 1.2%
15,000,000	AT&T, Inc.	5.85%	12/19/23	14,888,000
25,000,000	Bell Telephone Co. of Canada or Bell Canada (The)	5.65%	11/14/23	24,949,772
8,875,000	Verizon Communications, Inc.	5.62%	11/27/23	8,839,608
27,500,000	Verizon Communications, Inc.	5.65%	12/04/23	27,360,238
10,530,000	Verizon Communications, Inc.	5.67%	12/11/23	10,464,938
				86,502,556
	Transportation — 0.5%
14,200,000	Canadian National Railway Co.	5.59%	11/14/23	14,171,771
22,000,000	Canadian Pacific Railway Co.	5.59%	11/08/23	21,976,451
				36,148,222
	Total Commercial Paper			2,274,540,704
	(Cost $2,274,540,704)

Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN CORPORATE BONDS AND NOTES — 9.0%
	Banks — 4.3%
31,043,000	Bank of Montreal, Series E, Medium-Term Note	3.30%	02/05/24	30,819,404
10,000,000	Bank of Montreal, Medium-Term Note, SOFR Compounded Index + 0.32% (b)	5.69%	07/09/24	9,983,143
30,000,000	Bank of Montreal, Series H, Medium-Term Note	4.25%	09/14/24	29,519,180
25,000,000	Bank of Nova Scotia (The), SOFR Compounded Index + 0.45% (b)	5.82%	04/15/24	24,993,565
8,000,000	Bank of Nova Scotia (The), SOFR + 0.38% (b)	5.76%	07/31/24	8,003,007
5,000,000	Banque Federative du Credit Mutuel S.A., SOFR Compounded Index + 0.41% (a) (b)	5.77%	02/04/25	4,968,469
5,000,000	Danske Bank A/S (a) (c)	0.98%	09/10/25	4,763,065
10,000,000	Deutsche Bank AG/New York NY, Series E, SOFR + 0.50% (b)	5.84%	11/08/23	9,999,595
6,200,000	Federation des Caisses Desjardins du Quebec, SOFR + 0.43% (a) (b)	5.78%	05/21/24	6,196,580
5,000,000	Macquarie Group Ltd., SOFR + 0.71% (a) (b)	6.09%	10/14/25	4,969,478
5,000,000	National Bank of Canada, SOFR + 0.49% (b)	5.83%	08/06/24	4,993,994
14,885,000	NatWest Markets PLC, SOFR + 0.53% (a) (b)	5.87%	08/12/24	14,857,042
18,454,000	Royal Bank of Canada, Global Medium-Term Note, SOFR Compounded Index + 0.30% (b)	5.68%	01/19/24	18,445,715
15,000,000	Royal Bank of Canada, Global Medium-Term Note	3.97%	07/26/24	14,801,702
8,000,000	Royal Bank of Canada, SOFR Compounded Index + 0.36% (b)	5.74%	07/29/24	7,990,919
10,000,000	Royal Bank of Canada, Medium-Term Note	5.66%	10/25/24	9,969,187
See Notes to Financial Statements

First Trust Enhanced Short Maturity ETF (FTSM)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN CORPORATE BONDS AND NOTES (Continued)
	Banks (Continued)
$20,000,000	Royal Bank of Canada, Global Medium-Term Note	4.95%	04/25/25	$19,707,061
10,000,000	Sumitomo Mitsui Trust Bank Ltd., SOFR + 0.44% (a) (b)	5.80%	09/16/24	9,985,074
3,374,000	Toronto-Dominion Bank (The), Medium-Term Note	2.35%	03/08/24	3,332,437
10,000,000	Toronto-Dominion Bank (The), Medium-Term Note, SOFR + 0.91% (b)	6.27%	03/08/24	10,011,808
26,662,000	Toronto-Dominion Bank (The), Global Medium-Term Note	3.25%	03/11/24	26,410,093
5,000,000	UBS AG/London, SOFR + 0.45% (a) (b)	5.79%	08/09/24	4,991,117
19,646,000	UBS AG/London, SOFR + 0.47% (a) (b)	5.82%	01/13/25	19,569,230
20,000,000	UBS AG/London	5.80%	09/11/25	19,898,935
9,214,000	UBS Group AG (a) (c)	4.49%	08/05/25	9,064,897
				328,244,697
	Beverages — 0.2%
5,103,000	Bacardi Ltd. (a)	4.45%	05/15/25	4,963,326
11,000,000	JDE Peet’s N.V. (a)	0.80%	09/24/24	10,485,057
				15,448,383
	Chemicals — 0.3%
20,000,000	Nutrien Ltd.	5.90%	11/07/24	19,961,583
	Food — 0.3%
25,080,000	Mondelez International Holdings Netherlands B.V. (a)	2.25%	09/19/24	24,279,226
	Healthcare-Products — 0.2%
15,279,000	DH Europe Finance II Sarl	2.20%	11/15/24	14,728,373
	Insurance — 1.1%
41,710,000	Aon Global Ltd.	4.00%	11/27/23	41,648,699
40,000,000	Aon Global Ltd.	3.50%	06/14/24	39,385,220
				81,033,919
	Oil & Gas — 0.5%
36,036,000	Canadian Natural Resources Ltd.	3.80%	04/15/24	35,656,496
	Oil & Gas Services — 0.2%
15,776,000	Schlumberger Investment S.A.	3.65%	12/01/23	15,746,503
	Pharmaceuticals — 1.1%
35,729,000	GlaxoSmithKline Capital PLC	3.00%	06/01/24	35,174,020
20,000,000	Pfizer Investment Enterprises Pte. Ltd.	4.65%	05/19/25	19,753,601
28,748,000	Takeda Pharmaceutical Co., Ltd.	4.40%	11/26/23	28,716,979
				83,644,600
	Pipelines — 0.2%
5,362,000	Enbridge, Inc.	2.15%	02/16/24	5,298,276
3,000,000	Enbridge, Inc., SOFR Compounded Index + 0.63% (b)	5.98%	02/16/24	3,002,101
8,092,000	Enbridge, Inc.	3.50%	06/10/24	7,970,273
				16,270,650
	Semiconductors — 0.5%
40,000,000	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.63%	01/15/24	39,798,199
	Transportation — 0.1%
5,000,000	Canadian Pacific Railway Co.	1.35%	12/02/24	4,762,451
	Total Foreign Corporate Bonds and Notes			679,575,080
	(Cost $682,299,322)
See Notes to Financial Statements

First Trust Enhanced Short Maturity ETF (FTSM)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
ASSET-BACKED SECURITIES — 6.1%
	BMW Vehicle Lease Trust
$15,000,000	Series 2023-1, Class A3	5.16%	11/25/25	$14,865,794
16,000,000	Series 2023-2, Class A2	5.95%	08/25/25	16,004,520
	BMW Vehicle Owner Trust
1,644,583	Series 2022-A, Class A2A	2.52%	12/26/24	1,639,551
15,000,000	Series 2023-A, Class A2A	5.72%	04/27/26	14,978,734
	Chase Auto Owner Trust
4,765,967	Series 2022-AA, Class A2 (a)	3.86%	10/27/25	4,742,024
	Dell Equipment Finance Trust
12,000,000	Series 2023-1, Class A2 (a)	5.65%	09/22/28	11,960,392
16,250,000	Series 2023-2, Class A2 (a)	5.84%	01/22/29	16,223,033
19,000,000	Series 2023-3, Class A2 (a)	6.10%	04/23/29	18,986,429
	DT Auto Owner Trust
806,066	Series 2022-1A, Class A (a)	1.58%	04/15/26	803,201
	Flagship Credit Auto Trust
1,882,181	Series 2021-3, Class A (a)	0.36%	07/15/27	1,853,539
	Ford Credit Auto Owner Trust
1,184,927	Series 2022-B, Class A2A	3.44%	02/15/25	1,181,360
11,267,893	Series 2023-A, Class A2A	5.14%	03/15/26	11,215,558
	GLS Auto Receivables Issuer Trust
222,139	Series 2022-1A, Class A (a)	1.98%	08/15/25	221,726
	GM Financial Automobile Leasing Trust
292,653	Series 2022-3, Class A2A	4.01%	10/21/24	291,956
9,743,855	Series 2023-2, Class A2A	5.44%	10/20/25	9,711,376
	GM Financial Consumer Automobile Receivables Trust
2,333,368	Series 2022-2, Class A2	2.52%	05/16/25	2,323,134
	Honda Auto Receivables Owner Trust
6,511,625	Series 2022-2, Class A2	3.81%	03/18/25	6,476,187
17,756,000	Series 2023-2, Class A2	5.41%	04/15/26	17,676,867
	Hyundai Auto Receivables Trust
532,553	Series 2022-A, Class A2A	1.81%	02/18/25	531,125
	John Deere Owner Trust
12,309,823	Series 2022-C, Class A2	4.98%	08/15/25	12,267,696
14,000,000	Series 2023-A, Class A2	5.28%	03/16/26	13,955,459
30,000,000	Series 2023-B, Class A2	5.59%	06/15/26	29,952,471
15,000,000	Series 2023-C, Class A2	5.76%	08/17/26	14,990,971
	Mercedes-Benz Auto Lease Trust
16,000,000	Series 2023-A, Class A2	5.24%	11/17/25	15,932,440
	Mercedes-Benz Auto Receivables Trust
8,450,000	Series 2022-1, Class A3	5.21%	08/16/27	8,363,777
25,000,000	Series 2023-2, Class A2	5.92%	11/16/26	25,004,662
	MVW Owner Trust
1,137,535	Series 2018-1A, Class A (a)	3.45%	01/21/36	1,112,645
	OSCAR US Funding XIV LLC
1,619,488	Series 2022-1A, Class A2 (a)	1.60%	03/10/25	1,613,062
	T-Mobile US Trust
10,322,000	Series 2022-1A, Class A (a)	4.91%	05/22/28	10,184,710
	Toyota Auto Receivables Owner Trust
3,842,888	Series 2022-C, Class A2A	3.83%	08/15/25	3,818,493
16,000,000	Series 2023-B, Class A2A	5.28%	05/15/26	15,926,379
15,000,000	Series 2023-C, Class A2A	5.60%	08/17/26	14,953,030
See Notes to Financial Statements

First Trust Enhanced Short Maturity ETF (FTSM)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
ASSET-BACKED SECURITIES (Continued)
	Verizon Master Trust
$20,862,000	Series 2022-3, Class A, steps up to 3.76% on 11/20/23 (d)	3.01%	05/20/27	$20,830,989
15,000,000	Series 2022-5, Class A1A, steps up to 4.47% on 01/20/24 (d)	3.72%	07/20/27	14,925,190
10,000,000	Series 2022-6, Class A	3.67%	01/22/29	9,641,007
40,000,000	Series 2022-7, Class A1A, steps up to 5.98% on 11/20/24 (d)	5.23%	11/22/27	39,665,804
36,621,000	Series 2023-2, Class A	4.89%	04/13/28	36,112,950
	Westlake Automobile Receivables Trust
4,361,608	Series 2022-1A, Class A3 (a)	2.42%	07/15/25	4,334,524
	World Omni Auto Receivables Trust
4,812,324	Series 2022-B, Class A2A	2.77%	10/15/25	4,781,825
7,922,233	Series 2022-C, Class A2	3.73%	03/16/26	7,857,930
	Total Asset-Backed Securities			457,912,520
	(Cost $459,831,737)
U.S. GOVERNMENT BONDS AND NOTES — 4.4%
120,000,000	U.S. Treasury Note	4.63%	02/28/25	118,978,125
76,000,000	U.S. Treasury Note	3.88%	04/30/25	74,536,406
120,000,000	U.S. Treasury Note	4.63%	06/30/25	118,987,500
10,863,000	U.S. Treasury Note	4.75%	07/31/25	10,792,985
5,000,000	U.S. Treasury Note	5.00%	08/31/25	4,989,844
	Total U.S. Government Bonds and Notes			328,284,860
	(Cost $330,222,212)
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 3.7%
	Collateralized Mortgage Obligations — 0.1%
	Federal Home Loan Mortgage Corporation
3,198,186	Series 2017-4671, Class CA	3.50%	08/15/43	3,114,888
	Federal National Mortgage Association
1,790,036	Series 2014-20, Class NA	3.00%	06/25/33	1,707,038
1,434,038	Series 2015-28, Class GC	2.50%	06/25/34	1,365,386
1,637,464	Series 2017-18, Class VB	3.00%	05/25/40	1,614,551
				7,801,863
	Commercial Mortgage-Backed Securities — 3.6%
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
10,718,660	Series 2014-K037, Class A2	3.49%	01/25/24	10,663,429
12,422,108	Series 2014-K038, Class A2	3.39%	03/25/24	12,319,202
23,036,000	Series 2014-K040, Class A2	3.24%	09/25/24	22,553,658
44,492,453	Series 2014-K041, Class A2	3.17%	10/25/24	43,423,317
36,136,091	Series 2015-K043, Class A2	3.06%	12/25/24	35,094,884
15,240,825	Series 2015-K045, Class A2	3.02%	01/25/25	14,746,696
1,489,883	Series 2015-K046, Class A1	2.70%	01/25/25	1,475,403
31,802,288	Series 2015-K046, Class A2	3.21%	03/25/25	30,772,311
14,000,000	Series 2015-K048, Class A2	3.28%	06/25/25	13,524,750
34,636,018	Series 2015-K049, Class A2	3.01%	07/25/25	33,254,831
3,408,534	Series 2017-K725, Class A2	3.00%	01/25/24	3,383,016
18,000,000	Series 2017-K728, Class AM	3.13%	08/25/24	17,577,077
13,800,000	Series 2017-K729, Class A2	3.14%	10/25/24	13,478,702
539,312	Series 2017-KJ12, Class A2	3.04%	08/25/24	535,658
1,719,003	Series 2017-KL1E, Class A1E	2.84%	02/25/27	1,635,815
19,925,403	Series 2018-K732, Class A2	3.70%	05/25/25	19,386,522
				273,825,271
See Notes to Financial Statements

First Trust Enhanced Short Maturity ETF (FTSM)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Pass-Through Securities — 0.0%
	Federal Home Loan Mortgage Corporation
$336	Pool G15435	5.00%	11/01/24	$326
359	Pool G15821	5.00%	07/01/25	348
1,160	Pool G15874	5.00%	06/01/26	1,123
	Federal National Mortgage Association
2,816	Pool AE0812	5.00%	07/01/25	2,725
2,017	Pool AL5764	5.00%	09/01/25	1,952
8	Pool AL5812	5.50%	05/01/25	8
627	Pool AL6212	4.50%	01/01/27	620
2,404	Pool AL6798	5.00%	09/01/25	2,326
23,902	Pool BM1299	5.00%	03/01/27	23,134
	Government National Mortgage Association
789	Pool 783524	5.00%	09/15/24	767
				33,329
	Total U.S. Government Agency Mortgage-Backed Securities			281,660,463
	(Cost $283,898,305)
MORTGAGE-BACKED SECURITIES — 0.8%
	Collateralized Mortgage Obligations — 0.5%
	BRAVO Residential Funding Trust
5,322,214	Series 2021-NQM1, Class A1 (a)	0.94%	02/25/49	4,642,826
	CIM Trust
1,070,010	Series 2019-INV1, Class A2, 30 Day Average SOFR + CSA + 1.00% (a) (b)	6.44%	02/25/49	1,028,661
601,980	Series 2019-INV2, Class A11, 30 Day Average SOFR + CSA + 0.95% (a) (b)	6.39%	05/25/49	582,017
4,477,367	Series 2019-INV3, Class A11, 30 Day Average SOFR + CSA + 0.95%, 5.50% Cap (a) (b)	5.50%	08/25/49	4,183,136
	COLT Mortgage Loan Trust
3,006,112	Series 2020-2R, Class A1 (a)	1.33%	10/26/65	2,625,079
	Credit Suisse Mortgage Trust
4,201,184	Series 2019-AFC1, Class A1 (a)	3.57%	07/25/49	3,813,996
4,376,458	Series 2020-NQM1, Class A1, steps up to 2.21% on 09/26/24 (a) (d)	1.21%	05/25/65	3,869,145
	GCAT Trust
2,489,722	Series 2020-NQM1, Class A1, steps up to 3.25% on 02/26/24 (a) (d)	2.25%	01/25/60	2,330,340
	JP Morgan Mortgage Trust
2,952,876	Series 2019-7, Class A11, 1 Mo. CME Term SOFR + CSA + 0.90% (a) (b)	6.32%	02/25/50	2,767,797
188,259	Series 2019-8, Class A11, 1 Mo. CME Term SOFR + CSA + 0.85% (a) (b)	6.28%	03/25/50	175,589
2,415,492	Series 2019-INV1, Class A11, 1 Mo. CME Term SOFR + CSA + 0.95% (a) (b)	6.38%	10/25/49	2,331,651
22,479	Series 2019-LTV2, Class A11, 1 Mo. CME Term SOFR + CSA + 0.90% (a) (b)	6.34%	12/25/49	22,483
197,113	Series 2019-LTV3, Class A11, 1 Mo. CME Term SOFR + CSA + 0.85% (a) (b)	6.28%	03/25/50	195,490
See Notes to Financial Statements

First Trust Enhanced Short Maturity ETF (FTSM)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	JP Morgan Mortgage Trust (Continued)
$3,390,977	Series 2020-2, Class A11, 1 Mo. CME Term SOFR + CSA + 0.80% (a) (b)	6.00%	07/25/50	$3,182,559
357,915	Series 2020-LTV1, Class A11, 1 Mo. CME Term SOFR + CSA+ 1.00%, 6.00% Cap (a) (b)	6.00%	06/25/50	352,676
	OBX Trust
1,702,606	Series 2020-INV1, Class A11, 1 Mo. CME Term SOFR + CSA + 0.90%, 6.00% Cap (a) (b)	6.00%	12/25/49	1,583,658
	Residential Mortgage Loan Trust
196,906	Series 2019-3, Class A2 (a)	2.94%	09/25/59	190,587
	Starwood Mortgage Residential Trust
912,180	Series 2020-1, Class A1 (a)	2.28%	02/25/50	846,614
	Verus Securitization Trust
1,091,358	Series 2019-4, Class A2 (a)	3.85%	11/25/59	1,044,365
537,033	Series 2019-INV2, Class A2 (a)	4.12%	07/25/59	519,101
773,045	Series 2020-4, Class A2, steps up to 2.91% on 07/26/24 (a) (d)	1.91%	05/25/65	716,835
				37,004,605
	Commercial Mortgage-Backed Securities — 0.3%
	Citigroup Commercial Mortgage Trust
9,384,596	Series 2014-GC21, Class A4	3.58%	05/10/47	9,335,331
10,379,506	Series 2014-GC23, Class A3	3.36%	07/10/47	10,223,276
	KNDL Mortgage Trust
4,100,000	Series 2019-KNSQ, Class A, 1 Mo. CME Term SOFR + CSA + 0.95% (a) (b)	6.33%	05/15/36	4,084,133
				23,642,740
	Total Mortgage-Backed Securities			60,647,345
	(Cost $64,025,004)
CERTIFICATES OF DEPOSIT — 0.3%
	Banks — 0.3%
20,000,000	Wells Fargo Bank N.A., SOFR + 0.42% (b)	5.72%	11/17/23	20,002,996
	(Cost $20,000,000)
U.S. TREASURY BILLS — 0.3%
25,000,000	U.S. Treasury Bills	(e)	11/16/23	24,945,169
	(Cost $24,945,537)

	Total Investments — 100.7%			7,588,874,318
	(Cost $7,616,086,554)
	Net Other Assets and Liabilities — (0.7)%			(52,603,353)
	Net Assets — 100.0%			$7,536,270,965

(a)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund’s advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2023, securities noted as such amounted to $457,257,953 or 6.1% of net assets.

(b)	Floating or variable rate security.
(c)
Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at October 31, 2023. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

See Notes to Financial Statements

First Trust Enhanced Short Maturity ETF (FTSM)
Portfolio of Investments (Continued)
October 31, 2023
(d)	Step-up security. A security where the coupon increases or steps up at a predetermined date.
(e)	Zero coupon security.

Abbreviations throughout the Portfolio of Investments:
CME	– Chicago Mercantile Exchange
CSA	– Credit Spread Adjustment
SOFR	– Secured Overnight Financing Rate

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 10/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Corporate Bonds and Notes*	$3,461,305,181	$—	$3,461,305,181	$—
Commercial Paper*	2,274,540,704	—	2,274,540,704	—
Foreign Corporate Bonds and Notes*	679,575,080	—	679,575,080	—
Asset-Backed Securities	457,912,520	—	457,912,520	—
U.S. Government Bonds and Notes	328,284,860	—	328,284,860	—
U.S. Government Agency Mortgage-Backed Securities	281,660,463	—	281,660,463	—
Mortgage-Backed Securities	60,647,345	—	60,647,345	—
Certificates of Deposit	20,002,996	—	20,002,996	—
U.S. Treasury Bills	24,945,169	—	24,945,169	—
Total Investments	$7,588,874,318	$—	$7,588,874,318	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Enhanced Short Maturity ETF (FTSM)
Statement of Assets and Liabilities
October 31, 2023

ASSETS:
Investments, at value	$7,588,874,318
Cash	372,221
Receivables:
Interest	46,678,306
Capital shares sold	23,773,777
Total Assets	7,659,698,622

LIABILITIES:
Payables:
Investment securities purchased	89,806,575
Distributions to shareholders	30,841,533
Investment advisory fees	2,779,549
Total Liabilities	123,427,657
NET ASSETS	$7,536,270,965

NET ASSETS consist of:
Paid-in capital	$7,577,506,263
Par value	1,267,997
Accumulated distributable earnings (loss)	(42,503,295)
NET ASSETS	$7,536,270,965
NET ASSET VALUE, per share	$59.43
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	126,799,724
Investments, at cost	$7,616,086,554
See Notes to Financial Statements

First Trust Enhanced Short Maturity ETF (FTSM)
Statement of Operations
For the Year Ended October 31, 2023

INVESTMENT INCOME:
Interest	$367,637,961
Total investment income	367,637,961

EXPENSES:
Investment advisory fees	34,578,695
Total expenses	34,578,695
Less fees waived by the investment advisor	(7,022,099)
Net expenses	27,556,596
NET INVESTMENT INCOME (LOSS)	340,081,365

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	(1,584,808)
Net change in unrealized appreciation (depreciation) on investments	20,137,007
NET REALIZED AND UNREALIZED GAIN (LOSS)	18,552,199
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$358,633,564
See Notes to Financial Statements

First Trust Enhanced Short Maturity ETF (FTSM)
Statements of Changes in Net Assets

	Year Ended 10/31/2023	Year Ended 10/31/2022
OPERATIONS:
Net investment income (loss)	$340,081,365	$61,249,235
Net realized gain (loss)	(1,584,808)	(194,021)
Net change in unrealized appreciation (depreciation)	20,137,007	(47,431,584)
Net increase (decrease) in net assets resulting from operations	358,633,564	13,623,630

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(341,202,280)	(61,314,422)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	2,136,185,045	3,362,454,346
Cost of shares redeemed	(1,501,109,319)	(841,978,719)
Net increase (decrease) in net assets resulting from shareholder transactions	635,075,726	2,520,475,627
Total increase (decrease) in net assets	652,507,010	2,472,784,835

NET ASSETS:
Beginning of period	6,883,763,955	4,410,979,120
End of period	$7,536,270,965	$6,883,763,955

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	116,099,724	73,649,724
Shares sold	35,900,000	56,550,000
Shares redeemed	(25,200,000)	(14,100,000)
Shares outstanding, end of period	126,799,724	116,099,724
See Notes to Financial Statements

First Trust Enhanced Short Maturity ETF (FTSM)
Financial Highlights
For a share outstanding throughout each period

	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$59.29	$59.89	$60.03	$60.09	$59.97
Income from investment operations:
Net investment income (loss)	2.61 (a)	0.64	0.28	0.85	1.48
Net realized and unrealized gain (loss)	0.14	(0.60)	(0.15)	(0.05)	0.11
Total from investment operations	2.75	0.04	0.13	0.80	1.59
Distributions paid to shareholders from:
Net investment income	(2.61)	(0.64)	(0.27)	(0.86)	(1.47)
Net asset value, end of period	$59.43	$59.29	$59.89	$60.03	$60.09
Total return (b)	4.72%	0.08%	0.22%	1.34%	2.68%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$7,536,271	$6,883,764	$4,410,979	$5,168,783	$5,065,750
Ratio of total expenses to average net assets	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of net expenses to average net assets	0.35%	0.25%	0.25%	0.38%	0.39%
Ratio of net investment income (loss) to average net assets	4.38%	1.26%	0.47%	1.41%	2.47%
Portfolio turnover rate (c)	64%	56%	82%	73%	73%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Enhanced Short Maturity ETF (FTSM)
October 31, 2023
1. Organization
First Trust Exchange-Traded Fund IV (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of eighteen exchange-traded funds that are offering shares. This report covers the First Trust Enhanced Short Maturity ETF (the “Fund”), a diversified series of the Trust, which trades under the ticker “FTSM” on Nasdaq, Inc. The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The Fund is an actively managed exchange-traded fund (“ETF”). The Fund’s investment objective is to seek current income, consistent with preservation of capital and daily liquidity. Under normal market conditions, the Fund intends to achieve its investment objective by investing at least 80% of its net assets in a portfolio of U.S. dollar-denominated fixed- and variable-rate debt securities, including securities issued or guaranteed by the U.S. government or its agencies, instrumentalities or U.S. government-sponsored entities, residential and commercial mortgage-backed securities, asset-backed securities, U.S. corporate bonds, fixed income securities issued by non-U.S. corporations and governments, municipal obligations, privately issued securities and other debt securities bearing fixed or floating interest rates. The Fund may also invest in money market securities. The Fund may invest in investment companies, such as ETFs, that invest primarily in debt securities. The Fund intends to limit its investments in privately-issued, non-agency sponsored mortgage- and asset-backed securities to 20% of its net assets. The Fund may also invest up to 20% of its net assets in floating rate loans representing amounts borrowed by companies or other entities from banks and other lenders. A significant portion of these loans may be rated below investment grade or unrated. Floating rate loans held by the Fund may be senior or subordinate obligations of the borrower and may or may not be secured by collateral. Under normal market conditions, the Fund’s portfolio is expected to have an average duration of less than one year and an average maturity of less than three years. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Corporate bonds, corporate notes, U.S. government securities, mortgage-backed securities, asset-backed securities, certificates of deposit and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:

Notes to Financial Statements (Continued)
First Trust Enhanced Short Maturity ETF (FTSM)
October 31, 2023
 1)
benchmark yields;
 2)
reported trades;
 3)
broker/dealer quotes;
 4)
issuer spreads;
 5)
benchmark securities;
 6)
bids and offers; and
 7)
reference data including market research publications.
Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Commercial paper is fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
 1)
the credit conditions in the relevant market and changes thereto;
 2)
the liquidity conditions in the relevant market and changes thereto;
 3)
the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
 4)
issuer-specific conditions (such as significant credit deterioration); and
 5)
any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Senior Floating-Rate Loan Interests (“Senior Loans”)(1) are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the most recent price provided by a pricing service;
 2)
available market prices for the fixed-income security;
 3)
the fundamental business data relating to the borrower/issuer;
 4)
an evaluation of the forces which influence the market in which these securities are purchased and sold;
 5)
the type, size and cost of a security;

(1)
The terms “security” and “securities” used throughout the Notes to Financial Statements include Senior Loans.

Notes to Financial Statements (Continued)
First Trust Enhanced Short Maturity ETF (FTSM)
October 31, 2023
 6)
the financial statements of the borrower/issuer or the financial condition of the country of issue;
 7)
the credit quality and cash flow of the borrower/issuer, or country of issue, based on the Pricing Committee’s, sub-advisor’s or portfolio manager’s analysis, as applicable, or external analysis;
 8)
the information as to any transactions in or offers for the security;
 9)
the price and extent of public trading in similar securities of the borrower/issuer, or comparable companies;
10)
the coupon payments;
11)
the quality, value and salability of collateral, if any, securing the security;
12)
the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s/issuer’s management (for corporate debt only);
13)
the prospects for the borrower’s/issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only);
14)
the borrower’s/issuer’s ability to access additional liquidity through public and/or private markets; and
15)
other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2023, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
The United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates the London Interbank Offered Rates (“LIBOR”), ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. The overnight and 12-month USD LIBOR settings permanently ceased as of June 30, 2023. The FCA announced that the 1-, 3- and 6-month USD LIBOR settings will continue to be published using a synthetic methodology to serve as a fallback for non-U.S. contracts until September 2024. In response to the discontinuation of LIBOR, investors have added fallback provisions to existing contracts for investments whose value is tied to LIBOR, with most fallback provisions requiring the adoption of the Secured Overnight Financing Rate (“SOFR”) as a replacement rate. There is no assurance that any alternative reference rate, including SOFR, will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.

Notes to Financial Statements (Continued)
First Trust Enhanced Short Maturity ETF (FTSM)
October 31, 2023
C. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid during the fiscal years ended October 31, 2023 and 2022 was as follows:

Distributions paid from:	2023	2022
Ordinary income	$326,355,459	$46,350,806
Capital gains	—	—
Return of capital	—	—
As of October 31, 2023, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income	$(1,074,706)
Accumulated capital and other gain (loss)	(14,455,601)
Net unrealized appreciation (depreciation)	(26,972,988)
D. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2020, 2021, 2022, and 2023 remain open to federal and state audit. As of October 31, 2023, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2023, for federal income tax purposes, the Fund had $14,455,601 of capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to the Fund’s shareholders.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2023, the Fund had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in

Notes to Financial Statements (Continued)
First Trust Enhanced Short Maturity ETF (FTSM)
October 31, 2023
capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2023, there were no tax adjustments made to accumulated distributable earnings (loss) accounts due to differences between book and tax treatments.
As of October 31, 2023, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$7,615,847,306	$430,149	$(27,403,137)	$(26,972,988)
E. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of the Fund’s assets and is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit, license fees and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses with the exception of those attributable to affiliated funds, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The annual unitary management fee payable by the Fund to First Trust for these services will be reduced at certain levels of the Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.45000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.43875%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.42750%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.41625%
Fund net assets greater than $10 billion	0.40500%
First Trust had contractually agreed to waive management fees of 0.10% (0.20% prior to March 1, 2023) of average daily net assets until June 1, 2023. At that point, the waiver agreement expired and was not renewed. During any period in which the waiver agreement was in effect, the Fund was not eligible for the breakpoints described above. Pursuant to a separate contractual agreement between the Trust, on behalf of the Fund, and First Trust, the management fees paid to First Trust will be reduced by the portion of the management fees earned by First Trust from the Fund for assets invested in other investment companies advised by First Trust. This contractual agreement shall continue until the earlier of (i) its termination at the direction of the Trust’s Board of Trustees or (ii) upon termination of the Fund’s management agreement with First Trust; however, it is expected to remain in place at least until March 1, 2024. First Trust does not have the right to recover the fees waived that are attributable to the assets invested in other investment companies advised by First Trust. During the fiscal year ended October 31, 2023, the Advisor waived fees of $7,022,099.
The Trust has multiple service agreements with The Bank of New York Mellon (“BNYM”). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund’s assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Notes to Financial Statements (Continued)
First Trust Enhanced Short Maturity ETF (FTSM)
October 31, 2023
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
The costs of purchases of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the fiscal year ended October 31, 2023, were $821,179,727 and $2,708,663,757, respectively. The proceeds from sales and paydowns of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the fiscal year ended October 31, 2023 were $419,411,425 and $1,535,962,422, respectively.
For the fiscal year ended October 31, 2023, the Fund had no in-kind transactions.
5. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale

Notes to Financial Statements (Continued)
First Trust Enhanced Short Maturity ETF (FTSM)
October 31, 2023
of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2025.
7. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund IV:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust Enhanced Short Maturity ETF (the “Fund”), one of the funds constituting the First Trust Exchange-Traded Fund IV, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
December 20, 2023
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Enhanced Short Maturity ETF (FTSM)
October 31, 2023 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
Distributions paid to foreign shareholders during the Fund’s fiscal year ended October 31, 2023 that were properly designated by the Fund as “interest-related dividends” or “short-term capital gain dividends,” may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended October 31, 2023, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will

Additional Information (Continued)
First Trust Enhanced Short Maturity ETF (FTSM)
October 31, 2023 (Unaudited)
increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

Additional Information (Continued)
First Trust Enhanced Short Maturity ETF (FTSM)
October 31, 2023 (Unaudited)
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the U.S. has resumed “reasonably” normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund’s shares and result in increased market volatility. During any such events, a fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund’s shares may widen.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
Preferred Securities Risk. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.

Additional Information (Continued)
First Trust Enhanced Short Maturity ETF (FTSM)
October 31, 2023 (Unaudited)
Valuation Risk. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions (sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots. If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.
NOT FDIC INSURED  NOT BANK GUARANTEED  MAY LOSE VALUE
Advisory Agreement
Board Considerations Regarding Approval of the Continuation of the Investment Management Agreement
The Board of Trustees of First Trust Exchange-Traded Fund IV (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust Enhanced Short Maturity ETF (the “Fund”).  The Board approved the continuation of the Agreement for a one-year period ending June 30, 2024 at a meeting held on June 4–5, 2023.  The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements.  At meetings held on April 17, 2023 and June 4–5, 2023, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program.  The Board reviewed initial materials with the Advisor at the meeting held on April 17, 2023, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor.  Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 4–5, 2023 meeting, as well as at the June meeting.  The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective.  The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement.  The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement.  The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services.  The Board noted that the Fund is an actively-managed ETF and considered the background and experience of the persons responsible for the day-to-day management of the Fund’s investments.  In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions.  The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund.  Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 17, 2023 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund

Additional Information (Continued)
First Trust Enhanced Short Maturity ETF (FTSM)
October 31, 2023 (Unaudited)
Complex.  In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate schedule payable by the Fund under the Agreement for the services provided.  The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Agreement and interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any.  The Board noted that the Advisor had previously agreed to reduce the unitary fee to the extent of acquired fund fees and expenses of shares of investment companies advised by the Advisor that are held by the Fund.  The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable.  Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point.  Based on the information provided, the Board noted that the total expense ratio for the Fund was above the median total (net) expense ratio of the peer funds in the Expense Group.  With respect to the Expense Group, the Board, at the April 17, 2023 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors.  The Board took these limitations and differences into account in considering the peer data.  With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability.  In considering the unitary fee rate schedule overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund.  The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund.  The Board determined that this process continues to be effective for reviewing the Fund’s performance.  The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2022 to the performance of the funds in the Performance Universe and to that of a benchmark index.  Based on the information provided, the Board noted that the Fund outperformed the Performance Universe median and the benchmark index for the one-, three- and five-year periods ended December 31, 2022.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund at current asset levels and whether the Fund may benefit from any economies of scale.  The Board noted that the unitary fee rate schedule for the Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds.  The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff.  The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Fund.  The Board concluded that the unitary fee rate schedule for the Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels.  The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2022 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period.  The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable.  In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund.  The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Fund.  The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund.  No single factor was determinative in the Board’s analysis.

Additional Information (Continued)
First Trust Enhanced Short Maturity ETF (FTSM)
October 31, 2023 (Unaudited)
Remuneration
First Trust Advisors L.P. (“First Trust”) is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain funds it manages, including First Trust Enhanced Short Maturity ETF (the “Fund”), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2022, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Funds is $7,541,592. This figure is comprised of $595,768 paid (or to be paid) in fixed compensation and $6,945,824 paid (or to be paid) in variable compensation. There were a total of 28 beneficiaries of the remuneration described above. Those amounts include $1,378,623 paid (or to be paid) to senior management of First Trust Advisors L.P. and $6,162,969 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Funds (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i.
to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii.
to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii.
to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Fund.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.

Board of Trustees and Officers
First Trust Enhanced Short Maturity ETF (FTSM)
October 31, 2023 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.

Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Retired; Physician, Edward-Elmhurst Medical Group (2021 to September 2023); Physician and Officer, Wheaton Orthopedics (1990 to 2021)	254	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	Retired; President, ADM Investors Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	254
Director, National Futures
Association and ADMIS
Singapore Ltd.; Formerly,
Director of ADM Investor
Services, Inc., ADM Investor
Services International,
ADMIS Hong Kong Ltd., and
Futures Industry Association

Denise M. Keefe, Trustee (1964)	• Indefinite Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	254
Director and Board Chair of
Advocate Home Health
Services, Advocate Home
Care Products and Advocate
Hospice; Director and Board
Chair of Aurora At Home
(since 2018); Director of
Advocate Physician Partners
Accountable Care
Organization; Director of
RML Long Term Acute Care
Hospitals; Director of Senior
Helpers (since 2021); and
Director of MobileHelp
(since 2022)

Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	254	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	254	None
Bronwyn Wright, Trustee (1971)	• Indefinite Term • Since 2023	Independent Director to a number of Irish collective investment funds (2009 to Present); Various roles at international affiliates of Citibank (1994 to 2009), including Managing Director, Citibank Europe plc and Head of Securities and Fund Services, Citi Ireland (2007 to 2009)	229	None

Board of Trustees and Officers (Continued)
First Trust Enhanced Short Maturity ETF (FTSM)
October 31, 2023 (Unaudited)
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INTERESTED TRUSTEE
James A. Bowen(1), Trustee, Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P., Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	254	None

Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since 2016
Managing Director and Chief Financial Officer, First Trust
Advisors L.P. and First Trust Portfolios L.P.; Chief Financial
Officer, BondWave LLC (Software Development Company) and
Stonebridge Advisors LLC (Investment Advisor)

Derek D. Maltbie (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2023
Senior Vice President, First Trust Advisors L.P. and First Trust
Portfolios L.P., July 2021 to Present. Previously, Vice President,
First Trust Advisors L.P. and First Trust Portfolios L.P., 2014 -
2021.

W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.

(1)
Mr. Bowen is deemed an “interested person” of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.
(2)
The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Enhanced Short Maturity ETF (FTSM)
October 31, 2023 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•  Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•  Information about your transactions with us, our affiliates or others;
•  Information we receive from your inquiries by mail, e-mail or telephone; and
•  Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•  In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•  We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2023

First Trust Exchange-Traded Fund IV
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

First Trust Exchange-Traded Fund IV

First Trust High Income Strategic Focus ETF (HISF)
Annual Report For the Year Ended October 31, 2023

First Trust High Income Strategic Focus ETF (HISF)
Annual Report
October 31, 2023
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the “Trust”) described in this report (First Trust High Income Strategic Focus ETF; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary from the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust High Income Strategic Focus ETF (HISF)
Annual Letter from the Chairman and CEO
October 31, 2023
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust High Income Strategic Focus ETF (the “Fund”), which contains detailed information about the Fund for the twelve months ended October 31, 2023.
The Bureau of Economic Analysis recently announced that U.S. real gross domestic product (“GDP”) grew by a staggering 4.9% in the third quarter of 2023 and is now up 2.9% on a year-over-year basis from where it stood in the third quarter of 2022. The most recent quarter’s GDP data represents the fastest growth rate for any quarter since 2014. Consumer spending, which rose by 4.0% over the period, was responsible for 2.7 percentage points of the total increase in GDP. Whether the consumer can keep up this pace of spending remains to be seen, especially given recent news that excess savings from the pandemic-era stimulus have likely been depleted. From a global perspective, the International Monetary Fund (“IMF”) notes that progress in fighting inflation has led to lower economic growth. In their October 2023 publication of the World Economic Outlook, the IMF projected that the growth in world economic output is expected to slow from 3.5% in 2022 to 2.9% in 2024. The economic growth in advanced economies is projected to plummet from 2.6% in 2022 to 1.4% in 2024.
In the notes to their September 2023 meeting, the Federal Open Market Committee revealed that they may need to keep interest rates “higher for longer” as they continue to battle stubbornly high inflation. As many investors are likely aware, a higher Federal Funds target rate can have deep implications for consumers, such as driving up the cost of borrowing for homes, automobiles, and other large purchases. The American consumer has yet to feel the full weight of those burdens, in my opinion. That said, the data reveals a different story among corporate America. S&P Global Market Intelligence reported that a total of 516 U.S. corporations filed for bankruptcy protection on a year-to-date basis through September 30, 2023, up from a total of 263 corporate bankruptcy filings over the same period last year. Higher interest rates and Treasury bond yields have also sapped demand for commercial property loans. Data from Trepp, LLC, a leading provider of data and analytics to the commercial real estate and banking markets, revealed that just $28.2 billion of loans converted into commercial mortgage-backed securities have been issued in 2023, the lowest figure since 2011.
The financial markets battled a myriad of headwinds over the past year, from geopolitical uncertainty resulting from war (the conflicts between Israel and Hamas and Russia and Ukraine), to slowing global economic growth and sticky inflation. Brian Wesbury, Chief Economist at First Trust, notes that a U.S. economic recession is likely to begin at some point early next year. While calls for a recession may concern some investors, the following may offer solace. Data from Bloomberg reveals that the S&P 500® Index has posted positive total returns over the 3-year period following every recession since 1948.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust High Income Strategic Focus ETF (HISF)
The First Trust High Income Strategic Focus ETF’s (the “Fund”) primary investment objective is to seek risk-adjusted income. The Fund’s secondary investment objective is capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing in a portfolio of U.S.-listed exchange-traded funds (“Underlying ETFs”) that is designed to follow the High Income Model (the “High Income Model”) developed by the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”). The Fund, through its investments in the Underlying ETFs comprising the High Income Model, seeks to provide investors with a diversified income stream by holding a blend of fixed income assets that are actively managed to seek levels of high income and total return. The High Income Model is principally composed of ETFs for which First Trust serves as investment advisor. Therefore, a significant portion of the ETFs in which the Fund invests are advised by First Trust. However, the Fund may also invest in ETFs other than First Trust ETFs. Shares of the Fund are listed on Nasdaq, Inc. under the ticker symbol “HISF.”

Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 10/31/23	5 Years Ended 10/31/23	Inception (8/13/14) to 10/31/23	5 Years Ended 10/31/23	Inception (8/13/14) to 10/31/23
Fund Performance
NAV	0.52%	1.47%	2.14%	7.58%	21.58%
Market Price	0.56%	1.47%	2.15%	7.59%	21.66%
Index Performance
Blended Index(1)	1.98%	0.88%	1.50%	4.50%	14.76%
Bloomberg U.S. Aggregate Bond Index	0.36%	-0.06%	0.60%	-0.28%	5.71%
Russell 3000® Index	8.38%	10.23%	10.11%	62.76%	142.99%
Prior Blended Index(2)	3.80%	4.07%	3.34%	22.05%	35.39%
On February 28, 2022, the Fund changed its principal investment strategies. Therefore, the Fund’s performance and historical returns shown above are not necessarily indicative of the performance that the Fund, under its current strategy, would have generated.

(1)	The Blended Index is comprised of the Bloomberg U.S. Aggregate Bond Index (70%) and the ICE BofA U.S. High Yield Constrained Index (30%).
(2)
The Prior Blended Index is equally weighted to include these six indices: the Alerian MLP Index, Dow Jones U.S. Select Dividend Index, ICE
BofA Fixed Rate Preferred Securities Index, ICE BofA U.S. High Yield Index, Bloomberg EM USD Aggregate Index and Bloomberg U.S. MBS
Index. An index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the index performance shown. Indices are unmanaged and an investor cannot invest directly in an index. The Prior Blended Index returns are calculated by using the monthly return of the six indices during each period shown above. At the beginning of each month the six indices are rebalanced to a
16.66 percentage weighting for each to account for divergence from that percentage weighting that occurred during the course of each month.
The monthly returns are then compounded for each period shown above, giving the performance of the Prior Blended Index for each period shown above.

Fund Performance Overview (Unaudited) (Continued)
First Trust High Income Strategic Focus ETF (HISF) (Continued)
Total returns for the period since inception are calculated from the inception date of the Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under the Securities and Exchange Commission’s rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Prior to January 1, 2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund’s NAV was calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

Fund Allocation	% of Net Assets
Exchange-Traded Funds	99.9%
Net Other Assets and Liabilities	0.1
Total	100.0%

Performance of a $10,000 Initial Investment
August 13, 2014 - October 31, 2023

$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$24,299
$13,539
$12,158
$11,476
$10,571
8/13/14
10/31/14
4/30/15
10/31/15
4/30/16
10/31/16
4/30/17
10/31/17
4/30/18
10/31/18
4/30/19
10/31/19
4/30/20
10/31/20
4/30/21
10/31/21
4/30/22
10/31/22
4/30/23
10/31/23
First Trust High Income Strategic Focus ETF
Blended Index
Bloomberg U.S. Aggregate Bond Index
Russell 3000® Index
Prior Blended Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at  https://www.ftportfolios.com/Retail/etf/home.aspx.

Portfolio Commentary
First Trust High Income Strategic Focus ETF (HISF)
Annual Report
October 31, 2023 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) is the investment advisor to the First Trust High Income Strategic Focus ETF (the “Fund” or “HISF”). First Trust is responsible for the selection and ongoing monitoring of the investments in the Fund’s portfolio and certain other services necessary for the management of the portfolio.
Portfolio Management Team
The following persons serve as portfolio managers of the Fund:
Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;
David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust;
Chris A. Peterson, CFA, Senior Vice President of First Trust;
William Housey, CFA, Managing Director of Fixed Income of First Trust; and
Steve Collins, CFA, Senior Vice President of First Trust
The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Daniel J. Lindquist, David G. McGarel and William Housey have served as part of the portfolio management team of the Fund since 2014. Chris A. Peterson has served as part of the portfolio management team of the Fund since 2016. Steve Collins has served as part of the portfolio management team of the Fund since 2021.
Commentary
Market Recap
In the 12-month period ended on October 31, 2023, the Federal Reserve (the “Fed”) raised the target range for the Federal Funds rate from 3.00 – 3.25% to 5.25 – 5.50%. This included tightening at each meeting over the period, with the exception of the June 2023 and September 2023 meetings. At the September 2023 meeting, the Fed increased their projection for 2023 and 2024 gross domestic product growth and projected a higher policy path, which, combined with rapid tightening we believe drove interest rates higher over the year. The 2-Year U.S. Treasury increased by 61 basis points (“bps”), from 4.48% to 5.09%, and the 10-Year U.S. Treasury increased by 88 bps, from 4.05% to 4.93%, resulting in a 27 basis point flattening. In March 2023, the rapidly rising interest rates induced stress in the banking system, including some regional bank failures. This situation stabilized after the implementation of a new term loan liquidity facility and the completion of UBS’s takeover of Credit Suisse. This interrupted the rate path higher for a short time, as yields retraced in the panic that saw the 2-Year rate dive from 5.07% to 3.75% over just a few weeks before heading higher again and peaking at 5.22% in October 2023. Throughout the 12-month period ended October 31, 2023, the economy continued to grow, and the labor market remained resilient. Overall, risk assets provided strong returns, with high-yield bond spreads declining by 20 bps, ending the period at 447 bps. The ICE BofA US High Yield Constrained Index returned 5.81%, and the S&P 500® Index returned 10.14% year-over-year. Climbing rates muted returns of longer duration fixed income, with the Bloomberg U.S. Aggregate Bond Index returning only 0.36%. Longer duration U.S. Treasuries fared even worse, with the Bloomberg U.S. Treasury: 20+ Year Total Return Index returning -9.97% for the period.
Performance Analysis
The Fund returned 0.52% based on net asset value (“NAV”) and 0.56% based on market price for the 12-month period ended October 31, 2023. The benchmark (the “Benchmark”), which is a blended benchmark consisting of 70% of the Bloomberg U.S. Aggregate Bond Index (which is a broad-based benchmark that measures the investment grade, U.S. Dollar-denominated, fixed-rate taxable bond market) and 30% of the ICE BofA US High Yield Constrained Index (which tracks the performance of U.S. dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market but caps issuer exposure at 2%) returned 1.98% for the same period.
Longer duration fixed income broad-based positioning in the First Trust TCW Opportunistic Fixed Income ETF provided the lowest returns over the period, returning 0.07% and 0.19% (NAV and market price returns respectively). Given our view of increased economic risk, the Fund was also defensively positioned in high yield credit relative to the Benchmark, with an allocation to the First Trust Tactical High Yield ETF, which invests primarily in high yield bonds and senior loans, of 15% for most of the period, while the Benchmark maintains a 30% weight in the ICE BofA US High Yield Constrained Index. This negatively impacted relative performance given the superior returns in high yield and risk assets. The Fund maintained an underweight allocation to duration before beginning to extend nearer to the Benchmark in June and September this year as rates moved higher. Accordingly, the allocations to

Portfolio Commentary (Continued)
First Trust High Income Strategic Focus ETF (HISF)
Annual Report
October 31, 2023 (Unaudited)
short duration funds via investment grade credit in the First Trust Limited Duration Investment Grade Corporate ETF, short duration securitized assets in the First Trust Low Duration Opportunities ETF, and ultra short credit in the First Trust Enhanced Short Maturity ETF benefited performance, with returns that all exceeded the Benchmark, returning 3.68%, 3.29%, and 4.72% on a NAV basis, and 3.56%, 3.50%, and 4.74% based on market prices, respectively.
Market and Fund Outlook
The Fed has raised rates by 525 bps over this cycle and has now left rates unchanged at both the September 2023 and November 2023 meetings. While the market has begun pricing in more cuts in 2024 than the Fed has penciled in, we believe it is likely they will maintain rates higher for longer given the stickiness of inflation above its 2% target. Although it is possible the Fed may still leak additional interest rate hikes into the market, we believe we are much closer to the finish line of this interest rate hiking cycle than we are to its beginning. Consequently, over the next year, we believe that the reinvestment risk inherent in overweighting short-term securities likely poses a greater risk than owning duration, and we have extended duration nearer to the Benchmark in recent quarters. We remain defensively positioned in credit, expecting that economic conditions may deteriorate over the coming year due to the effects of sharply higher rates and tighter financial conditions.

First Trust High Income Strategic Focus ETF (HISF)
Understanding Your Fund Expenses
October 31, 2023 (Unaudited)
As a shareholder of First Trust High Income Strategic Focus ETF (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2023.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Annualized Expense Ratio Based on the Six-Month Period (a)	Expenses Paid During the Six-Month Period (a) (b)
First Trust High Income Strategic Focus ETF (HISF)
Actual	$1,000.00	$959.80	0.20%	$0.99
Hypothetical (5% return before expenses)	$1,000.00	$1,024.20	0.20%	$1.02

(a)	Annualized expense ratio and expenses paid during the six-month period do not include fees and expenses of the underlying funds in which the Fund invests.
(b)
Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (May 1, 2023 through October 31, 2023), multiplied by 184/365 (to reflect the six-month period).

First Trust High Income Strategic Focus ETF (HISF)
Portfolio of Investments
October 31, 2023

Shares	Description	Value
EXCHANGE-TRADED FUNDS — 99.9%
	Capital Markets — 99.9%
25,162	First Trust Enhanced Short Maturity ETF (a)	$1,495,378
88,384	First Trust Institutional Preferred Securities and Income ETF (a)	1,464,523
243,686	First Trust Limited Duration Investment Grade Corporate ETF (a)	4,454,580
94,899	First Trust Low Duration Opportunities ETF (a)	4,435,579
114,298	First Trust Tactical High Yield ETF (a)	4,382,186
284,022	First Trust TCW Opportunistic Fixed Income ETF (a)	11,673,304
16,828	iShares 20+ Year Treasury Bond ETF	1,406,484

	Total Investments — 99.9%	29,312,034
	(Cost $33,475,580)
	Net Other Assets and Liabilities — 0.1%	28,673
	Net Assets — 100.0%	$29,340,707

(a)	Investment in an affiliated fund.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 10/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Exchange-Traded Funds*	$ 29,312,034	$ 29,312,034	$ —	$ —

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust High Income Strategic Focus ETF (HISF)
Statement of Assets and Liabilities
October 31, 2023

ASSETS:
Investments, at value - Affiliated	$27,905,550
Investments, at value - Unaffiliated	1,406,484
Total investments, at value	29,312,034
Cash	4,400
Receivables:
Dividends	25,594
Reclaims	3,699
Total Assets	29,345,727

LIABILITIES:
Investment advisory fees payable	5,020
Total Liabilities	5,020
NET ASSETS	$29,340,707

NET ASSETS consist of:
Paid-in capital	$42,051,219
Par value	7,000
Accumulated distributable earnings (loss)	(12,717,512)
NET ASSETS	$29,340,707
NET ASSET VALUE, per share	$41.92
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	700,002
Investments, at cost - Affiliated	$31,770,050
Investments, at cost - Unaffiliated	$1,705,530
Total investments, at cost	$33,475,580
See Notes to Financial Statements

First Trust High Income Strategic Focus ETF (HISF)
Statement of Operations
For the Year Ended October 31, 2023

INVESTMENT INCOME:
Dividends - Affiliated	$1,330,937
Dividends - Unaffiliated	38,793
Total investment income	1,369,730

EXPENSES:
Investment advisory fees	72,162
Total expenses	72,162
NET INVESTMENT INCOME (LOSS)	1,297,568

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments - Affiliated	(416,351)
Investments - Unaffiliated	(201,789)
In-kind redemptions - Affiliated	(216,700)
In-kind redemptions - Unaffiliated	(15,252)
Net realized gain (loss)	(850,092)
Net change in unrealized appreciation (depreciation) on:
Investments - Affiliated	(2,521)
Investments - Unaffiliated	(27,639)
Foreign currency translation	(6)
Net change in unrealized appreciation (depreciation)	(30,166)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(880,258)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$417,310
See Notes to Financial Statements

First Trust High Income Strategic Focus ETF (HISF)
Statements of Changes in Net Assets

	Year Ended 10/31/2023	Year Ended 10/31/2022
OPERATIONS:
Net investment income (loss)	$1,297,568	$1,672,092
Net realized gain (loss)	(850,092)	(2,561,708)
Net change in unrealized appreciation (depreciation)	(30,166)	(5,806,862)
Net increase (decrease) in net assets resulting from operations	417,310	(6,696,478)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(1,512,984)	(2,147,053)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	2,231,607	63,936,474
Cost of shares redeemed	(10,957,066)	(86,408,488)
Net increase (decrease) in net assets resulting from shareholder transactions	(8,725,459)	(22,472,014)
Total increase (decrease) in net assets	(9,821,133)	(31,315,545)

NET ASSETS:
Beginning of period	39,161,840	70,477,385
End of period	$29,340,707	$39,161,840

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	900,002	1,400,002
Shares sold	50,000	1,300,000
Shares redeemed	(250,000)	(1,800,000)
Shares outstanding, end of period	700,002	900,002
See Notes to Financial Statements

First Trust High Income Strategic Focus ETF (HISF)
Financial Highlights
For a share outstanding throughout each period

	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$43.51	$50.34	$44.98	$50.62	$47.72
Income from investment operations:
Net investment income (loss)	1.59 (a)	0.99	1.47	1.46	1.63
Net realized and unrealized gain (loss)	(1.32)	(6.12)	5.80 (b)	(5.07)	3.34
Total from investment operations	0.27	(5.13)	7.27	(3.61)	4.97
Distributions paid to shareholders from:
Net investment income	(1.86)	(1.70)	(1.91)	(1.97)	(2.07)
Return of capital	—	—	—	(0.06)	—
Total distributions	(1.86)	(1.70)	(1.91)	(2.03)	(2.07)
Net asset value, end of period	$41.92	$43.51	$50.34	$44.98	$50.62
Total return (c)	0.52%	(10.38)%	16.33% (b)	(7.19)%	10.60%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$29,341	$39,162	$70,477	$60,719	$91,120
Ratio of total expenses to average net assets (d)	0.20%	0.46%	0.85%	0.85%	0.85%
Ratio of net expenses to average net assets (d)	0.20%	0.30%	0.42%	0.46%	0.50%
Ratio of net investment income (loss) to average net assets	3.60%	2.83%	2.94%	3.08%	3.21%
Portfolio turnover rate (e)	38% (f)	149%	101%	118%	91%

(a)	Based on average shares outstanding.
(b)
The Fund received a payment from the advisor in the amount of $1,758 in connection with a trade error, which represents less than $0.01 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund’s total return.

(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived by the Advisor.

(d)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(f)	The variation in the portfolio turnover rate is due to the change in the Fund’s investment strategy effective February 28, 2022, which resulted in a rebalance of the Fund’s portfolio.
See Notes to Financial Statements

Notes to Financial Statements
First Trust High Income Strategic Focus ETF (HISF)
October 31, 2023
1. Organization
First Trust Exchange-Traded Fund IV (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of eighteen exchange-traded funds that are offering shares. This report covers the First Trust High Income Strategic Focus ETF (the “Fund”), a diversified series of the Trust, which trades under the ticker “HISF” on Nasdaq, Inc. (“Nasdaq”). The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The Fund is an actively managed exchange-traded fund (“ETF”). The Fund’s primary investment objective is to seek risk-adjusted income. The Fund’s secondary investment objective is capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing in a portfolio of U.S.-listed exchange-traded funds (“Underlying ETFs”) that is designed to follow the High Income Model (the “High Income Model”) developed by the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”). The Fund, through its investments in the Underlying ETFs comprising the High Income Model, seeks to provide investors with a diversified income stream by holding a blend of fixed income assets that are actively managed to seek levels of high income and total return. The High Income Model is principally composed of ETFs for which First Trust serves as investment advisor. Therefore, a significant portion of the ETFs in which the Fund invests are advised by First Trust. However, the Fund may also invest in ETFs other than First Trust ETFs.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Advisor’s Pricing Committee in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. All other assets of the Fund initially expressed in foreign currencies will be converted to U.S. dollars using exchange rates in effect at the time of valuation. The Fund’s investments are valued as follows:
Exchange-traded funds and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is

Notes to Financial Statements (Continued)
First Trust High Income Strategic Focus ETF (HISF)
October 31, 2023
not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2023, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date.
C. Foreign Currency
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statement of Operations.

Notes to Financial Statements (Continued)
First Trust High Income Strategic Focus ETF (HISF)
October 31, 2023
D. Affiliated Transactions
The Fund invests in securities of affiliated funds. The Fund’s investment performance and risks are directly related to the investment performance and risks of the affiliated funds. Dividend income, if any, realized gains and losses, and change in appreciation (depreciation) from affiliated funds are presented on the Statement of Operations.
Amounts relating to investments at October 31, 2023 and for the fiscal year then ended are as follows:

Security Name	Shares at 10/31/2023	Value at 10/31/2022	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 10/31/2023	Dividend Income
First Trust Enhanced Short Maturity ETF	25,162	$3,934,721	$272,977	$(2,721,156)	$7,507	$1,329	$1,495,378	$130,982
First Trust Institutional Preferred Securities and Income ETF	88,384	1,975,072	252,669	(743,587)	(17,373)	(2,258)	1,464,523	61,238
First Trust Limited Duration Investment Grade Corporate ETF	243,686	—	6,874,764	(2,303,252)	(109,303)	(7,629)	4,454,580	203,381
First Trust Low Duration Opportunities ETF	94,899	9,708,679	334,390	(5,753,710)	362,511	(216,291)	4,435,579	137,531
First Trust Tactical High Yield ETF	114,298	8,077,865	335,743	(3,947,030)	312,132	(396,524)	4,382,186	282,571
First Trust TCW Opportunistic Fixed Income ETF	284,022	10,532,263	5,796,423	(4,085,709)	(557,995)	(11,678)	11,673,304	515,234
		$34,228,600	$13,866,966	$(19,554,444)	$(2,521)	$(633,051)	$27,905,550	$1,330,937
E. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid during the fiscal years ended October 31, 2023 and 2022 was as follows:

Distributions paid from:	2023	2022
Ordinary income	$1,512,984	$2,147,053
Capital gains	—	—
Return of capital	—	—
As of October 31, 2023, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income	$6,218
Accumulated capital and other gain (loss)	(8,546,144)
Net unrealized appreciation (depreciation)	(4,177,586)
F. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net

Notes to Financial Statements (Continued)
First Trust High Income Strategic Focus ETF (HISF)
October 31, 2023
realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2020, 2021, 2022, and 2023 remain open to federal and state audit. As of October 31, 2023, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2023, for federal income tax purposes, the Fund had $8,546,144 of capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to the Fund’s shareholders.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2023, the Fund had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2023, the adjustments for the Fund were as follows:

Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
$226,399	$319,700	$(546,099)
As of October 31, 2023, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$33,489,595	$1,258	$(4,178,819)	$(4,177,561)
G. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of the Fund’s assets and is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal,

Notes to Financial Statements (Continued)
First Trust High Income Strategic Focus ETF (HISF)
October 31, 2023
audit, license fees and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The annual unitary management fee payable by the Fund to First Trust for these services will be reduced at certain levels of the Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.200%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.195%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.190%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.185%
Fund net assets greater than $10 billion up to and including $15 billion	0.180%
Fund net assets greater than $15 billion	0.170%
In addition, the Fund incurs acquired fund fees and expenses. The total of the unitary management fee and acquired fund fees and expenses represents the Fund’s total annual operating expenses.
Pursuant to contractual agreement, First Trust has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses but including acquired fund fees and expenses) exceed 0.87% of its average daily net assets (the “Expense Cap”) at least through March 1, 2025. Expenses reimbursed and fees waived under such agreement are not subject to recovery by First Trust.
The Trust has multiple service agreements with The Bank of New York Mellon (“BNYM”). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund’s assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended October 31, 2023, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were $13,675,690 and $13,662,010, respectively.
For the fiscal year ended October 31, 2023, the cost of in-kind purchases and proceeds from in-kind sales were $2,229,779 and $10,951,639, respectively.
5. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the

Notes to Financial Statements (Continued)
First Trust High Income Strategic Focus ETF (HISF)
October 31, 2023
secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2025.
7. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund IV:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust High Income Strategic Focus ETF (the “Fund”), one of the funds constituting the First Trust Exchange-Traded Fund IV, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
December 19, 2023
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust High Income Strategic Focus ETF (HISF)
October 31, 2023 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
Distributions paid to foreign shareholders during the Fund’s fiscal year ended October 31, 2023 that were properly designated by the Fund as “interest-related dividends” or “short-term capital gain dividends,” may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended October 31, 2023, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not

Additional Information (Continued)
First Trust High Income Strategic Focus ETF (HISF)
October 31, 2023 (Unaudited)
participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and

Additional Information (Continued)
First Trust High Income Strategic Focus ETF (HISF)
October 31, 2023 (Unaudited)
it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the U.S. has resumed “reasonably” normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund’s shares and result in increased market volatility. During any such events, a fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund’s shares may widen.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Additional Information (Continued)
First Trust High Income Strategic Focus ETF (HISF)
October 31, 2023 (Unaudited)
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
Preferred Securities Risk. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.
Valuation Risk. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions (sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots. If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.
NOT FDIC INSURED  NOT BANK GUARANTEED  MAY LOSE VALUE
Advisory Agreement
Board Considerations Regarding Approval of the Continuation of the Investment Management Agreement
The Board of Trustees of First Trust Exchange-Traded Fund IV (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust High Income Strategic Focus ETF (the “Fund”).  The Board approved the continuation of the Agreement for a one-year period ending June 30, 2024 at a meeting held on June 4–5, 2023.  The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements.  At meetings held on April 17, 2023 and June 4–5, 2023, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program.  The Board reviewed initial materials with the Advisor at the meeting held on April 17, 2023, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor.  Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 4–5, 2023 meeting, as well as at the June meeting.  The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective.  The Board

Additional Information (Continued)
First Trust High Income Strategic Focus ETF (HISF)
October 31, 2023 (Unaudited)
determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement.  The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement.  The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services.  The Board noted that the Fund is an actively-managed ETF and noted that the Advisor’s Investment Committee is responsible for the day-to-day management of the Fund’s investments.  The Board considered the background and experience of the members of the Investment Committee and noted the Board’s prior meetings with members of the Investment Committee.  In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objectives, policies and restrictions.  The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund.  Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 17, 2023 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex.  In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objectives, policies and restrictions.
The Board considered the unitary fee rate schedule payable by the Fund under the Agreement for the services provided.  The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Agreement and interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any.  The Board noted that because the Fund invests in underlying ETFs, including ETFs in the First Trust Fund Complex, the Fund incurs acquired fund fees and expenses, which are not payable out of the unitary fee, and that such acquired fund fees and expenses will change over time as assets are reallocated among the underlying ETFs.  The Board considered that the Advisor agreed to cap the Fund’s combined unitary fee and acquired fund fees and expenses at 0.87% of its average daily net assets at least through March 1, 2024.  The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable.  Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point.  Based on the information provided, the Board noted that the total (net) expense ratio (excluding acquired fund fees and expenses) for the Fund was below the median total (net) expense ratio (excluding acquired fund fees and expenses) of the peer funds in the Expense Group.  The Board also noted that the total (net) expense ratio (including acquired fund fees and expenses) for the Fund, after taking into account fee waivers, was below the median total (net) expense ratio (including acquired fund fees and expenses) of the peer funds in the Expense Group.  With respect to the Expense Group, the Board, at the April 17, 2023 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors.  The Board took these limitations and differences into account in considering the peer data.  With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability.  The Board noted that, in connection with a change in the Fund’s investment strategy from a multi-manager, multi-strategy investment strategy to a fund-of-funds investment strategy that follows the Advisor’s High Income model, which shareholders approved effective February 28, 2022, the Fund’s unitary fee rate was reduced from 0.85% to 0.20% of the Fund’s average daily net assets.  In considering the unitary fee rate schedule overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund.  The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund.  The Board determined that this process continues to be effective for reviewing the Fund’s performance.  The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2022 to the performance of the funds in the Performance Universe and to that of a benchmark index.  The Board noted the change in the Fund’s investment strategy approved by shareholders effective February 28, 2022.  Based on the information provided, the Board noted that the Fund outperformed the Performance Universe median for the one- and five-year periods ended December 31, 2022, underperformed the Performance

Additional Information (Continued)
First Trust High Income Strategic Focus ETF (HISF)
October 31, 2023 (Unaudited)
Universe median for the three-year period ended December 31, 2022 and outperformed the benchmark index for the one-, three- and five-year periods ended December 31, 2022.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund at current asset levels and whether the Fund may benefit from any economies of scale.  The Board noted that the unitary fee rate schedule for the Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds.  The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff.  The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Fund.  The Board concluded that the unitary fee rate schedule for the Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels.  The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2022 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period.  The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable.  In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund.  The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft-dollars in connection with the Fund.  In addition, the Board considered that the Advisor, as the investment advisor to certain of the underlying ETFs in which the Fund invests, will recognize additional revenue from such underlying ETFs if investment by the Fund causes the assets of the underlying ETFs to grow.  The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund.  No single factor was determinative in the Board’s analysis.

Board of Trustees and Officers
First Trust High Income Strategic Focus ETF (HISF)
October 31, 2023 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.

Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Retired; Physician, Edward-Elmhurst Medical Group (2021 to September 2023); Physician and Officer, Wheaton Orthopedics (1990 to 2021)	254	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	Retired; President, ADM Investors Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	254
Director, National Futures
Association and ADMIS
Singapore Ltd.; Formerly,
Director of ADM Investor
Services, Inc., ADM Investor
Services International,
ADMIS Hong Kong Ltd., and
Futures Industry Association

Denise M. Keefe, Trustee (1964)	• Indefinite Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	254
Director and Board Chair of
Advocate Home Health
Services, Advocate Home
Care Products and Advocate
Hospice; Director and Board
Chair of Aurora At Home
(since 2018); Director of
Advocate Physician Partners
Accountable Care
Organization; Director of
RML Long Term Acute Care
Hospitals; Director of Senior
Helpers (since 2021); and
Director of MobileHelp
(since 2022)

Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	254	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	254	None
Bronwyn Wright, Trustee (1971)	• Indefinite Term • Since 2023	Independent Director to a number of Irish collective investment funds (2009 to Present); Various roles at international affiliates of Citibank (1994 to 2009), including Managing Director, Citibank Europe plc and Head of Securities and Fund Services, Citi Ireland (2007 to 2009)	229	None

Board of Trustees and Officers (Continued)
First Trust High Income Strategic Focus ETF (HISF)
October 31, 2023 (Unaudited)
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INTERESTED TRUSTEE
James A. Bowen(1), Trustee, Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P., Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	254	None

Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since 2016
Managing Director and Chief Financial Officer, First Trust
Advisors L.P. and First Trust Portfolios L.P.; Chief Financial
Officer, BondWave LLC (Software Development Company) and
Stonebridge Advisors LLC (Investment Advisor)

Derek D. Maltbie (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2023
Senior Vice President, First Trust Advisors L.P. and First Trust
Portfolios L.P., July 2021 to Present. Previously, Vice President,
First Trust Advisors L.P. and First Trust Portfolios L.P., 2014 -
2021.

W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.

(1)
Mr. Bowen is deemed an “interested person” of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.
(2)
The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust High Income Strategic Focus ETF (HISF)
October 31, 2023 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•  Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•  Information about your transactions with us, our affiliates or others;
•  Information we receive from your inquiries by mail, e-mail or telephone; and
•  Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•  In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•  We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2023

First Trust Exchange-Traded Fund IV
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

First Trust Exchange-Traded Fund IV

First Trust Tactical High Yield ETF (HYLS)
Annual Report For the Year Ended October 31, 2023

First Trust Tactical High Yield ETF (HYLS)
Annual Report
October 31, 2023
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the “Trust”) described in this report (First Trust Tactical High Yield ETF; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary from the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Tactical High Yield ETF (HYLS)
Annual Letter from the Chairman and CEO
October 31, 2023
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Tactical High Yield ETF (the “Fund”), which contains detailed information about the Fund for the twelve months ended October 31, 2023.
The Bureau of Economic Analysis recently announced that U.S. real gross domestic product (“GDP”) grew by a staggering 4.9% in the third quarter of 2023 and is now up 2.9% on a year-over-year basis from where it stood in the third quarter of 2022. The most recent quarter’s GDP data represents the fastest growth rate for any quarter since 2014. Consumer spending, which rose by 4.0% over the period, was responsible for 2.7 percentage points of the total increase in GDP. Whether the consumer can keep up this pace of spending remains to be seen, especially given recent news that excess savings from the pandemic-era stimulus have likely been depleted. From a global perspective, the International Monetary Fund (“IMF”) notes that progress in fighting inflation has led to lower economic growth. In their October 2023 publication of the World Economic Outlook, the IMF projected that the growth in world economic output is expected to slow from 3.5% in 2022 to 2.9% in 2024. The economic growth in advanced economies is projected to plummet from 2.6% in 2022 to 1.4% in 2024.
In the notes to their September 2023 meeting, the Federal Open Market Committee revealed that they may need to keep interest rates “higher for longer” as they continue to battle stubbornly high inflation. As many investors are likely aware, a higher Federal Funds target rate can have deep implications for consumers, such as driving up the cost of borrowing for homes, automobiles, and other large purchases. The American consumer has yet to feel the full weight of those burdens, in my opinion. That said, the data reveals a different story among corporate America. S&P Global Market Intelligence reported that a total of 516 U.S. corporations filed for bankruptcy protection on a year-to-date basis through September 30, 2023, up from a total of 263 corporate bankruptcy filings over the same period last year. Higher interest rates and Treasury bond yields have also sapped demand for commercial property loans. Data from Trepp, LLC, a leading provider of data and analytics to the commercial real estate and banking markets, revealed that just $28.2 billion of loans converted into commercial mortgage-backed securities have been issued in 2023, the lowest figure since 2011.
The financial markets battled a myriad of headwinds over the past year, from geopolitical uncertainty resulting from war (the conflicts between Israel and Hamas and Russia and Ukraine), to slowing global economic growth and sticky inflation. Brian Wesbury, Chief Economist at First Trust, notes that a U.S. economic recession is likely to begin at some point early next year. While calls for a recession may concern some investors, the following may offer solace. Data from Bloomberg reveals that the S&P 500® Index has posted positive total returns over the 3-year period following every recession since 1948.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Tactical High Yield ETF (HYLS)
The First Trust Tactical High Yield ETF’s (the “Fund”) investment objective is to provide current income. The Fund’s secondary investment objective is to provide capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets (including investment borrowings) in high yield debt securities that are rated below investment grade at the time of purchase or unrated securities deemed by the Fund’s advisor to be of comparable quality. Below investment grade securities are those that, at the time of purchase, are rated lower than “BBB-” by S&P Global Ratings, or lower than “Baa3” by Moody’s Investors Service, Inc., or comparably rated by another nationally recognized statistical rating organization. High yield debt securities that are rated below investment grade are commonly referred to as “junk” debt. Such securities may include U.S. and non-U.S. corporate debt obligations, bank loans and convertible bonds. For purposes of determining whether a security is below investment grade, the lowest available rating will be considered. The Fund may invest in non-income producing securities including Distressed Securities (defined below) and common stocks. Companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings are referred to herein as “Distressed Securities.” The Fund invests no more than 15% of its net assets in Distressed Securities, as determined at the time of investment. The Fund may, under normal market conditions, invest up to 40% of its net assets (including investment borrowings) in bank loans; however the Fund invests no more than 15% of its net assets (including investment borrowings) in loans other than first lien senior secured floating rate bank loans. The Fund may invest in listed and over-the-counter derivatives to the extent permitted by the listing rules of Nasdaq, Inc. The Fund may use certain credit derivatives to take on additional credit risk and obtain exposure to the high yield debt market, including utilizing credit default swap indices.The Fund may not be appropriate for all investors.

Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 10/31/23	5 Years Ended 10/31/23	10 Years Ended 10/31/23	Inception (2/25/13) to 10/31/23	5 Years Ended 10/31/23	10 Years Ended 10/31/23	Inception (2/25/13) to 10/31/23
Fund Performance
NAV(1)	3.51%	1.74%	2.83%	3.28%	9.03%	32.23%	41.17%
Market Price	3.53%	1.73%	2.72%	3.26%	8.93%	30.82%	40.88%
Index Performance
ICE BofA US High Yield Constrained Index	5.81%	2.86%	3.77%	3.96%	15.14%	44.83%	51.46%
Total returns for the period since inception are calculated from the inception date of the Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under Securities and Exchange Commission rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Prior to January 1, 2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund’s NAV was calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

(1)
On January 3, 2023, the fair value methodology used to value the senior loan investments held by the Fund was changed. Prior to that date, the senior loans were valued using the bid side price provided by a pricing service. After such date, the senior loans were valued using the midpoint between the bid and ask price provided by a pricing service.
The change in the Fund’s fair value methodology on January 3, 2023, resulted in a one-time increase in the Fund’s net asset value of approximately $0.035 per share on that date, which represented a positive impact on the Fund’s performance of 0.09%. Without the change to the pricing methodology, the performance of the Fund on a NAV basis would have been 3.41%, 1.73%, 2.83%, 3.27%, 8.96%, 32.15%, and 41.08%, in the one-year, five-year average annual, 10-year average annual, since inception average annual, five-year cumulative, ten-year cumulative and since inception cumulative periods ended October 31, 2023, respectively.

Fund Performance Overview (Unaudited) (Continued)
First Trust Tactical High Yield ETF (HYLS) (Continued)

Industry Allocation	% of Total Long-Term Investments(1)
Media	15.4%
Software	15.3
Insurance	15.0
Health Care Providers & Services	7.5
Health Care Technology	5.8
Hotels, Restaurants & Leisure	5.7
Containers & Packaging	5.6
Trading Companies & Distributors	3.7
Diversified Telecommunication Services	2.7
IT Services	2.1
Commercial Services & Supplies	1.9
Capital Markets	1.8
Health Care Equipment & Supplies	1.4
Auto Components	1.3
Interactive Media & Services	1.2
Banks	1.1
Professional Services	1.0
Electric Utilities	0.9
Building Products	0.9
Aerospace & Defense	0.9
Food Products	0.9
Life Sciences Tools & Services	0.8
Independent Power and Renewable Electricity Producers	0.8
Wireless Telecommunication Services	0.8
Specialty Retail	0.7
Machinery	0.6
Pharmaceuticals	0.5
Entertainment	0.5
Construction & Engineering	0.5
Automobiles	0.5
Electronic Equipment, Instruments & Components	0.5
Consumer Finance	0.3
Diversified Financial Services	0.2
Construction Materials	0.2
Household Products	0.2
Leisure Products	0.2
Real Estate Management & Development	0.1
Chemicals	0.1
Diversified Consumer Services	0.1
Food & Staples Retailing	0.1
Electrical Equipment	0.1
Personal Products	0.1
Semiconductors & Semiconductor Equipment	0.0(2)
Total	100.0%

Asset Classification	% of Total Long-Term Investments(1)
Corporate Bonds and Notes	80.2%
Foreign Corporate Bonds and Notes	10.5
Senior Floating-Rate Loan Interests	9.3
Common Stocks	0.0(2)
Total	100.0%

Credit Quality (S&P ratings)(3)	% of Senior Loans and other Debt Securities(1)
A+	0.3%
A-	1.1
BBB+	1.0
BBB	3.4
BBB-	6.2
BB+	6.2
BB	4.9
BB-	10.8
B+	14.0
B	12.1
B-	17.7
CCC+	18.9
CCC	2.8
NR	0.6
Total	100.0%

Top Ten Issuers	% of Total Long-Term Investments(1)
Vercend Technologies, Inc. (Cotiviti)	3.9%
AssuredPartners, Inc.	3.7
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer	3.6
HUB International Ltd.	3.5
Nexstar Media, Inc.	3.2
CCO Holdings LLC / CCO Holdings Capital Corp.	3.1
Open Text Corp.	3.0
CSC Holdings LLC	2.8
SS&C Technologies, Inc.	2.7
Gray Television, Inc.	2.5
Total	32.0%

(1)	Percentages are based on the long positions only. Money market funds and short positions are excluded.
(2)	Amount is less than 0.1%.
(3)
The ratings are by S&P Global Ratings. A credit rating is an assessment provided by a nationally recognized statistical rating organization
(NRSRO) of the creditworthiness of an issuer with respect to debt obligations except for those debt obligations that are privately rated. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-
term credit rating of BBB- or higher. The credit ratings shown relate to the credit worthiness of the issuers of the underlying securities in the
Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Fund Performance Overview (Unaudited) (Continued)
First Trust Tactical High Yield ETF (HYLS) (Continued)

Performance of a $10,000 Initial Investment
October 31, 2013 - October 31, 2023
$16,000
$14,000
$12,000
$10,000
$8,000
$14,483
$13,223
10/31/13
4/30/14
10/31/14
4/30/15
10/31/15
4/30/16
10/31/16
4/30/17
10/31/17
4/30/18
10/31/18
4/30/19
10/31/19
4/30/20
10/31/20
4/30/21
10/31/21
4/30/22
10/31/22
4/30/23
10/31/23
First Trust Tactical High Yield ETF
ICE BofA US High Yield Constrained Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at  https://www.ftportfolios.com/Retail/etf/home.aspx.

Portfolio Commentary
First Trust Tactical High Yield ETF (HYLS)
Annual Report
October 31, 2023 (Unaudited)
Advisor
The First Trust Advisors L.P. (“First Trust”) Leveraged Finance Team is comprised of 18 experienced investment professionals specializing in below investment grade securities. The team is comprised of portfolio management, research, trading and operations personnel. As of October 31, 2023, the First Trust Leveraged Finance Team managed or supervised approximately $5.5 billion in senior secured bank loans and high-yield bonds. These assets are managed across various strategies, including two closed-end funds, an open-end fund, and five exchange-traded funds on behalf of retail and institutional clients.
Portfolio Management Team
The following persons serve as portfolio managers of the Fund.
William Housey, CFA – Managing Director of Fixed Income and Senior Portfolio Manager
Jeffrey Scott, CFA – Senior Vice President and Portfolio Manager
The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Mr. Housey has served as a part of the portfolio management team of the Fund since 2013, while Mr. Scott has served as a part of the portfolio management team of the Fund since 2020.
Commentary
The First Trust Tactical High Yield ETF (the “Fund”) is an actively managed exchange-traded fund (“ETF”). The Fund’s primary investment objective is to provide current income, with a secondary objective of capital appreciation.
Market Recap
At the beginning of the 12-month period ended October 31, 2023, inflation remained elevated as the November 2022 Consumer Price Index printed 7.1% on a year-over-year basis, while the Federal Reserve (the “Fed”) simultaneously reiterated its commitment to a 2.0% inflation target. At this point, the upper bound of the Federal Funds target rate sat at 3.25%. However, by the Fed’s December 2022 Federal Open Market Committee (“FOMC”) meeting, the committee projected a higher-than-expected terminal Federal Funds target rate of 5.00-5.25%, indicating the Fed’s lack of confidence that inflation would remain subdued. The FOMC raised its target rate once again to 5.25-5.50% at its July 2023 meeting in a continued attempt to mitigate inflation. At the September 2023 meeting, the FOMC held its target rate steady and upwardly revised its economic growth outlook for both this year and next, while reducing its 2024 rate cut projection; this proved a catalyst for higher yields, spread volatility, and lower equity values in the concluding weeks of the reporting period.
For the 12-month period ended October 31, 2023, the 10-Year US Treasury yield increased 88 basis points (“bps”) from 4.05% to 4.93%. While the S&P 500® Index traded near 4,500 at the end of the second quarter of 2023, nearly 1,000 points above its October 2022 bottom, the S&P 500® Index closed at 4,194 on October 31, 2023, providing a 10.14% return over the 12-month period ended October 31, 2023.
High-Yield Bond Market
High-yield bond spreads over U.S. Treasuries tightened 20 bps to T+445 bps in the last 12-month period (“LTM”) ended October 31, 2023. The current spread is 102 bps below the long-term average spread of T+547 bps (December 1997 – October 2023). High-yield bond funds reported net outflows of $21.4 billion in the period. This compares to $49.9 billion in net outflows during the previous LTM period ending October 2022.
In the LTM period, BB rated bonds (+4.70%) underperformed B rated (+6.29%) and CCC rated bonds (+8.50%). The average high-yield bond price increased from $85.67 at the beginning of the period to $86.31 at the end of the period.
Senior Loan Market
Senior loan spreads over the 3-month Secured Overnight Funding Rate (“SOFR”) decreased by 110 bps to S+544 bps during the 12-month period ended October 31, 2023. The current spread is 27 bps above the long-term average spread of S+517 bps (December 1997 – October 2023). Senior loan funds realized inflows in the third quarter of 2023 amounting to $500 million. Outside of the third quarter, senior loan funds experienced outflows, bringing total LTM net outflows to $27.3 billion. This compares to net inflows of $1.80 billion in the previous LTM period ending October 2022.

Portfolio Commentary (Continued)
First Trust Tactical High Yield ETF (HYLS)
Annual Report
October 31, 2023 (Unaudited)
In the LTM period, BB rated senior loans (9.82%) underperformed both B rated (13.27%) and CCC rated senior loans (12.40%). The average senior loan price increased from $92.19 at the beginning of the period to $94.76 at the end of the period.
Default Rates
Both high-yield bond and senior loan default rates increased in the 12-month period ended October 31, 2023 as measured by the JP Morgan High-Yield Bond Universe and the Morningstar®LSTA® US Leveraged Loan Index. The LTM default rate of the high-yield bond market rose from 0.84% at the beginning of the period to 1.76% at the end of the period, while the LTM default rate of the senior loan market rose from 0.83% at the beginning of the period to 1.36% at the end of the period. Both high-yield and senior loan default rates remain below their long-term average default rates of 2.99% and 2.70%, respectively.
Fund Performance
The Fund returned 3.51% on a net asset value (“NAV”) basis and 3.53% on a market price basis over the LTM period ended October 31, 2023. The ICE BofA US High Yield Constrained Index (the “Index”) returned 5.81% over the same period.
The Fund held 310 individual positions diversified across 43 industries at the end of the reporting period. By comparison, the Fund held 292 individual positions across 44 industries at the beginning of the reporting period. Media (15.37%), Software (15.30%), and Insurance (14.95%) comprised the Fund’s three largest industry exposures at the end of the period. The Fund’s duration slightly increased from 3.60 years to 4.00 years as of October 31, 2023.
The Fund reduced leverage throughout the reporting period before tactically redeploying leverage toward the end of the period; the Fund’s leverage was 6.76% at the beginning of the period and ended the period at 9.78%. Leverage had a de minimis impact on performance in the period. The Fund’s allocation to senior loans enhanced performance as senior loans outperformed high-yield bonds. Strong security selection in the Technology & Electronics industry, as well as the Insurance and Healthcare industries, further bolstered performance. The Fund’s overweight allocation to the Media industry, as well as its security selection within the Leisure industry, proved headwinds to performance. The derivative position in the Fund had a positive impact on performance during the period.
The Fund’s most recent monthly distribution of $0.2150 per share is $0.0100 more than the monthly distribution paid in October 2022. The effective yield, based on the distributions over the trailing twelve months, was 6.43% based on NAV and 6.44% based on market price.
The Fund experienced zero defaults in the LTM period, compared to 21 defaults within the JP Morgan High-Yield Bond Universe over the same period. Since inception, the Fund has experienced 10 defaults; by comparison, the JP Morgan High-Yield Bond Universe has experienced 274 defaults over the same period. The Fund’s LTM default rate of 0.00% compares to the JP Morgan High-Yield Bond Universe’s LTM default rate of 1.76% at the end of the period.
Market and Fund Outlook
Our market framework centers on our view that the Fed’s hiking cycle is nearing its end. While the Fed may leak incremental hikes into the market, we believe today’s fixed income markets are much more balanced when it comes to income and interest rate risk. Elevated yields continue to support future positive returns in fixed income. However, we expect market volatility to continue as investors attempt to gauge the likelihood, and timing of, a recession. Consequently, we favor increasing credit quality while defensively positioning in sectors with limited cyclicality. Improved valuations have created attractive opportunities in the corporate credit landscape, in our view. As we assess such market opportunities, we will continue to employ our bottom-up credit underwriting process and rigorous approach to risk management.

First Trust Tactical High Yield ETF (HYLS)
Understanding Your Fund Expenses
October 31, 2023 (Unaudited)
As a shareholder of First Trust Tactical High Yield ETF (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2023.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust Tactical High Yield ETF (HYLS)
Actual	$1,000.00	$994.70	1.03%	$5.18
Hypothetical (5% return before expenses)	$1,000.00	$1,020.01	1.03%	$5.24

(a)
Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (May 1, 2023 through October 31, 2023), multiplied by 184/365 (to reflect the six-month period).

First Trust Tactical High Yield ETF (HYLS)
Portfolio of Investments
October 31, 2023

Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES — 87.3%
	Aerospace & Defense — 0.9%
$342,000	Booz Allen Hamilton, Inc. (a)	3.88%	09/01/28	$305,979
3,412,000	TransDigm, Inc. (a)	6.25%	03/15/26	3,336,610
9,399,000	TransDigm, Inc. (a)	6.75%	08/15/28	9,138,021
				12,780,610
	Agricultural Products — 0.1%
1,877,000	Lamb Weston Holdings, Inc. (a)	4.88%	05/15/28	1,735,043
	Alternative Carriers — 0.2%
2,000,000	Level 3 Financing, Inc. (a)	4.25%	07/01/28	1,132,806
2,000,000	Level 3 Financing, Inc. (a)	3.63%	01/15/29	1,023,750
				2,156,556
	Apparel Retail — 0.7%
8,080,000	Nordstrom, Inc.	4.00%	03/15/27	7,141,791
2,854,000	Nordstrom, Inc.	4.38%	04/01/30	2,218,699
				9,360,490
	Application Software — 2.1%
6,328,000	Alteryx, Inc. (a)	8.75%	03/15/28	6,254,703
13,254,000	GoTo Group, Inc. (a)	5.50%	09/01/27	6,926,678
12,000,000	McAfee Corp. (a)	7.38%	02/15/30	9,610,447
3,487,000	Open Text Holdings, Inc. (a)	4.13%	12/01/31	2,743,029
3,424,000	RingCentral, Inc. (a)	8.50%	08/15/30	3,256,669
				28,791,526
	Automobile Manufacturers — 0.6%
6,631,000	Ford Motor Co.	9.63%	04/22/30	7,401,173
250,000	General Motors Co.	6.60%	04/01/36	235,215
				7,636,388
	Broadcasting — 10.3%
28,294,000	Gray Television, Inc. (a) (b)	5.88%	07/15/26	25,224,336
12,429,000	Gray Television, Inc. (a)	7.00%	05/15/27	10,551,724
3,591,000	Gray Television, Inc. (a)	4.75%	10/15/30	2,306,366
28,936,000	iHeartCommunications, Inc.	8.38%	05/01/27	17,765,511
40,562,000	Nexstar Media, Inc. (a) (b)	5.63%	07/15/27	36,534,212
13,255,000	Nexstar Media, Inc. (a)	4.75%	11/01/28	11,146,124
1,389,000	Scripps Escrow II, Inc. (a)	3.88%	01/15/29	1,055,911
8,355,000	Scripps Escrow, Inc. (a)	5.88%	07/15/27	6,252,966
15,319,000	Sinclair Television Group, Inc. (a) (b)	5.13%	02/15/27	12,069,534
5,000,000	Sinclair Television Group, Inc. (a)	5.50%	03/01/30	2,722,875
1,000,000	Sinclair Television Group, Inc. (a)	4.13%	12/01/30	632,820
1,185,000	Sirius XM Radio, Inc. (a)	3.13%	09/01/26	1,063,923
857,000	Sirius XM Radio, Inc. (a)	5.50%	07/01/29	760,321
2,000,000	Sirius XM Radio, Inc. (a)	4.13%	07/01/30	1,590,000
5,000,000	Sirius XM Radio, Inc. (a)	3.88%	09/01/31	3,770,036
9,863,000	TEGNA, Inc.	4.63%	03/15/28	8,543,824
				141,990,483
	Building Products — 0.7%
1,000,000	American Builders & Contractors Supply Co., Inc. (a)	4.00%	01/15/28	898,712
500,000	American Builders & Contractors Supply Co., Inc. (a)	3.88%	11/15/29	416,973
100,000	Beacon Roofing Supply, Inc. (a)	4.13%	05/15/29	84,055
1,314,000	Beacon Roofing Supply, Inc. (a)	6.50%	08/01/30	1,255,965
See Notes to Financial Statements

First Trust Tactical High Yield ETF (HYLS)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Building Products (Continued)
$100,000	Builders FirstSource, Inc. (a)	4.25%	02/01/32	$79,705
1,392,000	Standard Industries, Inc. (a)	5.00%	02/15/27	1,288,208
1,426,000	Standard Industries, Inc. (a)	4.75%	01/15/28	1,277,781
2,492,000	Standard Industries, Inc. (a)	4.38%	07/15/30	2,038,413
1,000,000	Standard Industries, Inc. (a)	3.38%	01/15/31	757,902
1,000,000	TopBuild Corp. (a)	3.63%	03/15/29	834,740
				8,932,454
	Cable & Satellite — 6.4%
2,828,000	CCO Holdings LLC / CCO Holdings Capital Corp. (a)	5.13%	05/01/27	2,606,304
19,141,000	CCO Holdings LLC / CCO Holdings Capital Corp. (a) (b)	5.38%	06/01/29	16,779,757
10,518,000	CCO Holdings LLC / CCO Holdings Capital Corp. (a)	4.75%	03/01/30	8,691,579
9,707,000	CCO Holdings LLC / CCO Holdings Capital Corp. (a)	4.50%	08/15/30	7,796,326
2,445,000	CCO Holdings LLC / CCO Holdings Capital Corp. (a)	4.25%	02/01/31	1,904,588
7,781,000	CCO Holdings LLC / CCO Holdings Capital Corp. (a)	7.38%	03/01/31	7,358,071
1,000,000	CCO Holdings LLC / CCO Holdings Capital Corp. (a)	4.50%	05/01/32	766,302
819,000	CSC Holdings LLC (a)	5.50%	04/15/27	685,553
5,343,000	CSC Holdings LLC (a)	7.50%	04/01/28	3,429,982
1,481,000	CSC Holdings LLC (a)	11.25%	05/15/28	1,414,266
7,458,000	CSC Holdings LLC (a)	6.50%	02/01/29	5,907,381
20,250,000	CSC Holdings LLC (a)	5.75%	01/15/30	10,626,179
4,167,000	CSC Holdings LLC (a)	4.63%	12/01/30	2,116,156
26,014,000	CSC Holdings LLC (a) (b)	4.50%	11/15/31	17,205,782
1,000,000	CSC Holdings LLC (a)	5.00%	11/15/31	512,130
				87,800,356
	Casinos & Gaming — 3.0%
500,000	Boyd Gaming Corp.	4.75%	12/01/27	455,935
6,062,000	Boyd Gaming Corp. (a)	4.75%	06/15/31	5,038,090
1,426,000	Caesars Entertainment, Inc. (a)	8.13%	07/01/27	1,414,134
5,662,000	Caesars Entertainment, Inc. (a)	4.63%	10/15/29	4,658,928
173,000	Caesars Entertainment, Inc. (a)	7.00%	02/15/30	167,121
179,000	CDI Escrow Issuer, Inc. (a)	5.75%	04/01/30	160,106
19,458,000	Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc. (a)	6.75%	01/15/30	15,481,193
2,070,000	Light & Wonder International, Inc. (a)	7.50%	09/01/31	2,023,536
430,000	MGM Resorts International	6.75%	05/01/25	428,059
2,440,000	MGM Resorts International	5.75%	06/15/25	2,388,157
716,000	Scientific Games Holdings L.P. / Scientific Games US FinCo, Inc. (a)	6.63%	03/01/30	616,415
3,903,000	Station Casinos LLC (a)	4.50%	02/15/28	3,374,499
140,000	VICI Properties L.P. / VICI Note Co., Inc. (a)	3.75%	02/15/27	126,105
100,000	VICI Properties L.P. / VICI Note Co., Inc. (a)	3.88%	02/15/29	84,996
5,952,000	VICI Properties L.P. / VICI Note Co., Inc. (a)	4.63%	12/01/29	5,153,958
				41,571,232
	Commercial Printing — 0.1%
629,000	LABL, Inc. (a)	10.50%	07/15/27	545,199
1,388,000	LABL, Inc. (a)	9.50%	11/01/28	1,343,185
				1,888,384
See Notes to Financial Statements

First Trust Tactical High Yield ETF (HYLS)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Construction & Engineering — 0.6%
$500,000	Atkore, Inc. (a)	4.25%	06/01/31	$413,845
8,615,000	Pike Corp. (a)	5.50%	09/01/28	7,375,689
				7,789,534
	Construction Materials — 0.3%
176,000	GYP Holdings III Corp. (a)	4.63%	05/01/29	144,486
3,623,000	Summit Materials LLC / Summit Materials Finance Corp. (a)	5.25%	01/15/29	3,284,195
				3,428,681
	Consumer Finance — 0.3%
1,889,000	Black Knight InfoServ LLC (a)	3.63%	09/01/28	1,685,932
3,000,000	FirstCash, Inc. (a)	4.63%	09/01/28	2,634,638
				4,320,570
	Data Processing & Outsourced Services — 0.0%
500,000	Block, Inc.	2.75%	06/01/26	449,173
250,000	Block, Inc.	3.50%	06/01/31	193,190
				642,363
	Diversified Banks — 1.2%
4,000,000	Bank of America Corp.	6.11%	01/29/37	3,802,665
1,000,000	Bank of America Corp. (c)	4.24%	04/24/38	789,648
3,000,000	Bank of America Corp., Medium-Term Note	5.88%	02/07/42	2,813,542
500,000	Bank of America Corp., Medium-Term Note (c)	4.08%	03/20/51	350,804
2,000,000	JPMorgan Chase & Co. (c)	5.72%	09/14/33	1,873,570
4,000,000	JPMorgan Chase & Co.	6.40%	05/15/38	4,042,885
1,000,000	JPMorgan Chase & Co.	5.60%	07/15/41	920,679
1,000,000	JPMorgan Chase & Co.	5.40%	01/06/42	901,026
1,000,000	JPMorgan Chase & Co.	5.63%	08/16/43	904,259
500,000	Wells Fargo & Co. Medium-Term Note (c)	5.01%	04/04/51	396,802
250,000	Wells Fargo Bank N.A.	6.60%	01/15/38	245,430
				17,041,310
	Diversified Support Services — 0.2%
1,945,000	Ritchie Bros Holdings, Inc. (a)	6.75%	03/15/28	1,908,489
1,375,000	Ritchie Bros Holdings, Inc. (a)	7.75%	03/15/31	1,380,156
				3,288,645
	Electric Utilities — 1.0%
4,981,000	PG&E Corp.	5.00%	07/01/28	4,517,196
5,000,000	Vistra Operations Co. LLC (a)	5.63%	02/15/27	4,709,667
3,189,000	Vistra Operations Co. LLC (a)	5.00%	07/31/27	2,920,156
1,359,000	Vistra Operations Co. LLC (a)	7.75%	10/15/31	1,313,371
				13,460,390
	Electrical Components & Equipment — 0.0%
667,000	Sensata Technologies, Inc. (a)	3.75%	02/15/31	534,735
	Environmental & Facilities Services — 0.3%
4,026,000	Waste Pro USA, Inc. (a)	5.50%	02/15/26	3,704,846
	Fertilizers & Agricultural Chemicals — 0.1%
250,000	Scotts Miracle-Gro (The) Co.	4.50%	10/15/29	197,766
1,000,000	Scotts Miracle-Gro (The) Co.	4.00%	04/01/31	744,900
				942,666
	Financial Exchanges & Data — 0.8%
2,750,000	MSCI, Inc. (a)	4.00%	11/15/29	2,370,469
See Notes to Financial Statements

First Trust Tactical High Yield ETF (HYLS)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Financial Exchanges & Data (Continued)
$1,000,000	MSCI, Inc. (a)	3.88%	02/15/31	$826,382
1,000,000	MSCI, Inc. (a)	3.63%	11/01/31	794,881
8,900,000	MSCI, Inc. (a)	3.25%	08/15/33	6,593,911
				10,585,643
	Food Distributors — 0.1%
1,397,000	US Foods, Inc. (a)	4.75%	02/15/29	1,233,694
	Health Care Equipment — 0.0%
300,000	Teleflex, Inc. (a)	4.25%	06/01/28	265,070
	Health Care Facilities — 4.6%
1,000,000	Acadia Healthcare Co., Inc. (a)	5.50%	07/01/28	924,236
1,290,000	Acadia Healthcare Co., Inc. (a)	5.00%	04/15/29	1,151,557
273,000	AHP Health Partners, Inc. (a)	5.75%	07/15/29	224,117
1,324,000	HCA, Inc.	5.38%	09/01/26	1,295,283
1,000,000	HCA, Inc.	5.13%	06/15/39	823,315
2,000,000	HCA, Inc.	5.50%	06/15/47	1,612,384
5,000,000	HCA, Inc.	5.25%	06/15/49	3,846,587
26,514,000	Select Medical Corp. (a) (b)	6.25%	08/15/26	25,814,815
5,225,000	Tenet Healthcare Corp.	4.88%	01/01/26	5,012,468
9,689,000	Tenet Healthcare Corp.	5.13%	11/01/27	8,953,482
2,600,000	Tenet Healthcare Corp.	4.63%	06/15/28	2,315,320
11,797,000	Tenet Healthcare Corp.	6.13%	10/01/28	10,952,099
				62,925,663
	Health Care Services — 2.1%
5,000,000	Cigna Group (The)	6.13%	11/15/41	4,782,029
500,000	Cigna Group (The)	4.90%	12/15/48	400,168
7,873,000	DaVita, Inc. (a)	4.63%	06/01/30	6,176,527
908,000	DaVita, Inc. (a)	3.75%	02/15/31	653,461
25,976,000	Global Medical Response, Inc. (a)	6.50%	10/01/25	16,540,997
100,000	Service Corp. International	3.38%	08/15/30	80,210
				28,633,392
	Health Care Supplies — 1.5%
200,000	180 Medical, Inc. (a)	3.88%	10/15/29	166,378
13,953,000	Medline Borrower L.P. (a) (b)	3.88%	04/01/29	11,794,480
10,908,000	Medline Borrower L.P. (a)	5.25%	10/01/29	9,295,872
				21,256,730
	Health Care Technology — 3.6%
15,722,000	AthenaHealth Group, Inc. (a)	6.50%	02/15/30	12,861,710
6,535,000	HealthEquity, Inc. (a)	4.50%	10/01/29	5,606,046
31,085,000	Verscend Escrow Corp. (a) (b)	9.75%	08/15/26	30,886,081
				49,353,837
	Hotels, Resorts & Cruise Lines — 0.0%
711,000	Wyndham Hotels & Resorts, Inc. (a)	4.38%	08/15/28	628,104
	Household Products — 0.2%
2,154,000	Energizer Holdings, Inc. (a)	6.50%	12/31/27	2,010,206
1,350,000	Energizer Holdings, Inc. (a)	4.38%	03/31/29	1,103,581
				3,113,787
	Human Resource & Employment Services — 0.0%
686,000	TriNet Group, Inc. (a)	7.13%	08/15/31	663,911
See Notes to Financial Statements

First Trust Tactical High Yield ETF (HYLS)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Independent Power Producers & Energy Traders — 0.9%
$13,195,000	Calpine Corp. (a)	5.13%	03/15/28	$11,821,162
	Industrial Machinery & Supplies & Components — 0.7%
4,338,000	Emerald Debt Merger Sub LLC (a)	6.63%	12/15/30	4,131,945
5,573,000	Gates Global LLC / Gates Corp. (a)	6.25%	01/15/26	5,463,741
				9,595,686
	Insurance Brokers — 16.3%
38,556,000	Alliant Holdings Intermediate LLC / Alliant Holdings Co- Issuer (a) (b)	6.75%	10/15/27	35,245,196
17,412,000	Alliant Holdings Intermediate LLC / Alliant Holdings Co- Issuer (a) (b)	6.75%	04/15/28	16,564,304
1,790,000	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer (a)	5.88%	11/01/29	1,488,463
37,432,000	AmWINS Group, Inc. (a) (b)	4.88%	06/30/29	32,088,477
2,000,000	Arthur J Gallagher & Co.	5.50%	03/02/33	1,864,546
7,000,000	Arthur J Gallagher & Co.	5.75%	03/02/53	6,108,643
25,001,000	AssuredPartners, Inc. (a)	7.00%	08/15/25	24,549,029
36,774,000	AssuredPartners, Inc. (a) (b)	5.63%	01/15/29	31,232,000
8,120,000	BroadStreet Partners, Inc. (a)	5.88%	04/15/29	7,086,664
1,325,000	Brown & Brown, Inc.	2.38%	03/15/31	994,599
3,761,000	GTCR AP Finance, Inc. (a)	8.00%	05/15/27	3,665,174
46,507,000	HUB International Ltd. (a) (b)	7.00%	05/01/26	45,313,468
8,230,000	HUB International Ltd. (a)	5.63%	12/01/29	7,095,588
2,200,000	NFP Corp. (a)	6.88%	08/15/28	1,881,561
9,355,000	Ryan Specialty LLC (a)	4.38%	02/01/30	8,024,537
535,000	USI, Inc. (a)	6.88%	05/01/25	530,664
				223,732,913
	Integrated Telecommunication Services — 1.4%
500,000	Ciena Corp. (a)	4.00%	01/31/30	417,182
1,910,000	Zayo Group Holdings, Inc. (a)	4.00%	03/01/27	1,439,773
25,891,000	Zayo Group Holdings, Inc. (a)	6.13%	03/01/28	17,175,789
				19,032,744
	Interactive Media & Services — 1.4%
20,909,000	Cars.com, Inc. (a) (b)	6.38%	11/01/28	18,632,324
	Internet Services & Infrastructure — 1.2%
5,500,000	Go Daddy Operating Co. LLC / GD Finance Co., Inc. (a)	5.25%	12/01/27	5,160,387
13,728,000	Go Daddy Operating Co. LLC / GD Finance Co., Inc. (a)	3.50%	03/01/29	11,537,292
				16,697,679
	Investment Banking & Brokerage — 0.7%
6,000,000	Goldman Sachs Group, (The), Inc.	6.75%	10/01/37	5,864,923
1,500,000	Goldman Sachs Group, (The), Inc.	6.25%	02/01/41	1,453,031
1,455,000	LPL Holdings, Inc. (a)	4.63%	11/15/27	1,331,977
250,000	Morgan Stanley	6.38%	07/24/42	247,956
250,000	Morgan Stanley, Global Medium-Term Note (c)	5.60%	03/24/51	223,399
				9,121,286
	IT Consulting & Other Services — 0.1%
1,387,000	Central Parent, Inc. / CDK Global, Inc. (a)	7.25%	06/15/29	1,333,917
250,000	Gartner, Inc. (a)	4.50%	07/01/28	225,307
250,000	Gartner, Inc. (a)	3.75%	10/01/30	207,296
				1,766,520
See Notes to Financial Statements

First Trust Tactical High Yield ETF (HYLS)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Leisure Facilities — 0.1%
$250,000	Cedar Fair L.P.	5.25%	07/15/29	$215,543
850,000	Cedar Fair L.P. / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Op	5.38%	04/15/27	787,829
717,000	SeaWorld Parks & Entertainment, Inc. (a)	5.25%	08/15/29	625,296
				1,628,668
	Leisure Products — 0.2%
2,947,000	Acushnet Co. (a)	7.38%	10/15/28	2,955,207
	Managed Health Care — 1.4%
5,269,000	Centene Corp.	4.25%	12/15/27	4,853,856
3,032,000	Molina Healthcare, Inc. (a)	4.38%	06/15/28	2,702,699
100,000	Molina Healthcare, Inc. (a)	3.88%	11/15/30	81,679
6,523,000	MPH Acquisition Holdings LLC (a)	5.50%	09/01/28	5,552,027
1,995,000	MPH Acquisition Holdings LLC (a)	5.75%	11/01/28	1,489,258
1,000,000	UnitedHealth Group, Inc.	6.50%	06/15/37	1,038,804
1,000,000	UnitedHealth Group, Inc.	6.63%	11/15/37	1,044,064
2,000,000	UnitedHealth Group, Inc.	6.88%	02/15/38	2,146,408
1,000,000	UnitedHealth Group, Inc.	5.70%	10/15/40	947,594
				19,856,389
	Metal & Glass Containers — 2.3%
697,000	Ball Corp.	6.88%	03/15/28	695,674
10,648,000	Ball Corp.	2.88%	08/15/30	8,317,177
1,000,000	Ball Corp.	3.13%	09/15/31	775,448
3,864,000	Berry Global, Inc. (a)	4.50%	02/15/26	3,644,232
981,000	Berry Global, Inc. (a)	5.63%	07/15/27	937,446
175,000	Crown Americas LLC	5.25%	04/01/30	158,361
6,050,000	Owens-Brockway Glass Container, Inc. (a)	6.38%	08/15/25	5,909,640
10,778,000	Owens-Brockway Glass Container, Inc. (a)	7.25%	05/15/31	9,875,343
2,200,000	Silgan Holdings, Inc.	4.13%	02/01/28	1,945,228
				32,258,549
	Movies & Entertainment — 0.6%
5,494,000	Live Nation Entertainment, Inc. (a)	5.63%	03/15/26	5,266,969
523,000	Live Nation Entertainment, Inc. (a)	6.50%	05/15/27	510,770
2,606,000	WMG Acquisition Corp. (a)	3.00%	02/15/31	2,025,325
				7,803,064
	Office Services & Supplies — 0.1%
1,097,000	Dun & Bradstreet (The) Corp. (a)	5.00%	12/15/29	944,956
	Other Diversified Financial Services — 0.1%
1,362,000	GTCR W-2 Merger Sub LLC (a)	7.50%	01/15/31	1,345,997
	Packaged Foods & Meats — 0.8%
2,000,000	Kraft Heinz Foods Co.	6.88%	01/26/39	2,022,591
2,000,000	Kraft Heinz Foods Co. (a)	7.13%	08/01/39	2,044,045
500,000	Kraft Heinz Foods Co.	5.20%	07/15/45	413,491
500,000	Kraft Heinz Foods Co.	4.38%	06/01/46	366,097
2,116,000	Post Holdings, Inc. (a)	5.75%	03/01/27	2,019,165
4,434,000	Post Holdings, Inc. (a)	5.63%	01/15/28	4,124,972
				10,990,361
	Paper Packaging — 3.2%
32,166,000	Graham Packaging Co., Inc. (a) (b)	7.13%	08/15/28	24,677,433
See Notes to Financial Statements

First Trust Tactical High Yield ETF (HYLS)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Paper Packaging (Continued)
$2,000,000	Graphic Packaging International LLC (a)	3.50%	03/15/28	$1,732,771
1,000,000	Graphic Packaging International LLC (a)	3.50%	03/01/29	831,795
14,255,000	Pactiv Evergreen Group Issuer, Inc. / Pactiv Evergreen Group Issuer LLC (a) (b)	4.00%	10/15/27	12,453,863
420,000	Pactiv LLC	7.95%	12/15/25	414,648
376,000	Sealed Air Corp. (a)	5.50%	09/15/25	364,133
2,351,000	Sealed Air Corp. (a)	6.13%	02/01/28	2,240,654
1,434,000	Sealed Air Corp. (a)	5.00%	04/15/29	1,273,456
				43,988,753
	Personal Products — 0.1%
250,000	Prestige Brands, Inc. (a)	5.13%	01/15/28	230,749
750,000	Prestige Brands, Inc. (a)	3.75%	04/01/31	596,437
				827,186
	Pharmaceuticals — 0.6%
500,000	Catalent Pharma Solutions, Inc. (a)	5.00%	07/15/27	446,837
250,000	Catalent Pharma Solutions, Inc. (a)	3.13%	02/15/29	196,823
950,000	Charles River Laboratories International, Inc. (a)	4.25%	05/01/28	845,115
1,000,000	Charles River Laboratories International, Inc. (a)	3.75%	03/15/29	845,160
1,000,000	Charles River Laboratories International, Inc. (a)	4.00%	03/15/31	817,340
800,000	IQVIA, Inc. (a)	5.00%	10/15/26	763,514
1,278,000	IQVIA, Inc. (a)	5.00%	05/15/27	1,203,651
2,670,000	IQVIA, Inc. (a)	6.50%	05/15/30	2,593,237
				7,711,677
	Real Estate Services — 0.1%
1,000,000	PulteGroup, Inc.	6.38%	05/15/33	973,175
290,000	Tri Pointe Homes, Inc.	5.25%	06/01/27	262,793
500,000	Tri Pointe Homes, Inc.	5.70%	06/15/28	445,783
				1,681,751
	Research & Consulting Services — 1.0%
2,027,000	Clarivate Science Holdings Corp. (a)	3.88%	07/01/28	1,742,891
6,770,000	Clarivate Science Holdings Corp. (a)	4.88%	07/01/29	5,718,281
7,685,000	CoreLogic, Inc. (a)	4.50%	05/01/28	6,098,509
				13,559,681
	Restaurants — 1.2%
661,000	Brinker International, Inc. (a)	5.00%	10/01/24	645,860
9,310,000	IRB Holding Corp. (a)	7.00%	06/15/25	9,248,967
3,000,000	McDonald’s Corp., Medium-Term Note	6.30%	10/15/37	3,033,839
2,000,000	McDonald’s Corp., Medium-Term Note	6.30%	03/01/38	2,018,184
1,000,000	McDonald’s Corp., Medium-Term Note	5.70%	02/01/39	944,177
				15,891,027
	Security & Alarm Services — 0.2%
1,200,000	Brink’s (The) Co. (a)	5.50%	07/15/25	1,168,966
2,061,000	Brink’s (The) Co. (a)	4.63%	10/15/27	1,866,020
				3,034,986
	Semiconductors — 0.0%
250,000	Broadcom, Inc. (a)	3.14%	11/15/35	176,442
250,000	Broadcom, Inc. (a)	4.93%	05/15/37	208,477
				384,919
See Notes to Financial Statements

First Trust Tactical High Yield ETF (HYLS)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Specialized Consumer Services — 0.1%
$1,055,000	Aramark Services, Inc. (a)	5.00%	02/01/28	$968,620
	Specialized Finance — 0.2%
2,851,000	Radiate Holdco LLC / Radiate Finance, Inc. (a)	4.50%	09/15/26	2,182,651
	Specialty Chemicals — 0.7%
10,214,000	Avantor Funding, Inc. (a)	4.63%	07/15/28	9,104,142
500,000	Axalta Coating Systems LLC (a)	3.38%	02/15/29	411,411
250,000	HB Fuller Co.	4.25%	10/15/28	216,886
				9,732,439
	Systems Software — 5.6%
8,407,000	Boxer Parent Co., Inc. (a)	9.13%	03/01/26	8,381,317
3,000,000	Crowdstrike Holdings, Inc.	3.00%	02/15/29	2,510,515
7,746,000	Gen Digital, Inc. (a)	7.13%	09/30/30	7,544,997
7,500,000	Oracle Corp.	6.25%	11/09/32	7,432,952
8,204,000	Oracle Corp.	6.50%	04/15/38	8,010,239
2,000,000	Oracle Corp.	6.13%	07/08/39	1,870,174
1,000,000	Oracle Corp.	3.60%	04/01/50	613,285
1,500,000	Oracle Corp.	6.90%	11/09/52	1,479,193
42,243,000	SS&C Technologies, Inc. (a) (b)	5.50%	09/30/27	39,677,677
				77,520,349
	Technology Distributors — 0.0%
750,000	CDW LLC / CDW Finance Corp.	3.25%	02/15/29	634,006
	Trading Companies & Distributors — 3.2%
3,906,000	Herc Holdings, Inc. (a)	5.50%	07/15/27	3,675,803
2,715,000	SRS Distribution, Inc. (a)	6.13%	07/01/29	2,276,297
9,816,000	SRS Distribution, Inc. (a)	6.00%	12/01/29	8,182,323
127,000	United Rentals North America, Inc.	5.50%	05/15/27	122,831
31,195,000	United Rentals North America, Inc. (a) (b)	6.00%	12/15/29	30,038,828
				44,296,082
	Wireless Telecommunication Services — 0.8%
500,000	SBA Communications Corp.	3.88%	02/15/27	455,775
1,000,000	T-Mobile USA, Inc.	2.70%	03/15/32	762,665
3,000,000	T-Mobile USA, Inc.	5.20%	01/15/33	2,757,131
5,000,000	T-Mobile USA, Inc.	5.05%	07/15/33	4,520,369
2,000,000	T-Mobile USA, Inc.	4.38%	04/15/40	1,547,818
1,000,000	T-Mobile USA, Inc.	3.40%	10/15/52	592,275
1,000,000	T-Mobile USA, Inc.	5.65%	01/15/53	864,915
				11,500,948
	Total Corporate Bonds and Notes			1,200,555,673
	(Cost $1,356,115,925)
FOREIGN CORPORATE BONDS AND NOTES — 11.5%
	Application Software — 3.3%
4,318,000	ION Trading Technologies S.A.R.L. (a)	5.75%	05/15/28	3,588,193
22,558,000	Open Text Corp. (a) (b)	6.90%	12/01/27	22,472,503
11,860,000	Open Text Corp. (a)	3.88%	02/15/28	10,321,282
10,577,000	Open Text Corp. (a)	3.88%	12/01/29	8,662,942
				45,044,920
	Auto Parts & Equipment — 1.4%
19,208,000	Clarios Global L.P. / Clarios US Finance Co. (a)	8.50%	05/15/27	18,947,728
See Notes to Financial Statements

First Trust Tactical High Yield ETF (HYLS)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN CORPORATE BONDS AND NOTES (Continued)
	Building Products — 0.3%
$1,304,000	Cemex SAB de C.V. (a)	5.45%	11/19/29	$1,215,891
2,000,000	Cemex SAB de C.V. (a)	5.20%	09/17/30	1,814,005
1,000,000	Masonite International Corp. (a)	5.38%	02/01/28	922,055
				3,951,951
	Cable & Satellite — 0.0%
250,000	Virgin Media Finance PLC (a)	5.00%	07/15/30	196,793
	Casinos & Gaming — 0.0%
500,000	International Game Technology PLC (a)	5.25%	01/15/29	455,395
	Data Processing & Outsourced Services — 0.9%
15,159,000	Paysafe Finance PLC / Paysafe Holdings US Corp. (a) (b)	4.00%	06/15/29	12,209,965
	Electrical Components & Equipment — 0.0%
500,000	Sensata Technologies B.V. (a)	4.00%	04/15/29	425,614
	Environmental & Facilities Services — 0.9%
500,000	GFL Environmental, Inc. (a)	5.13%	12/15/26	475,000
9,173,000	GFL Environmental, Inc. (a)	4.00%	08/01/28	7,903,997
3,814,000	GFL Environmental, Inc. (a)	4.75%	06/15/29	3,342,636
1,000,000	GFL Environmental, Inc. (a)	4.38%	08/15/29	853,903
				12,575,536
	Integrated Telecommunication Services — 1.0%
2,350,000	Altice France Holding S.A. (a)	10.50%	05/15/27	1,280,445
2,989,000	Altice France S.A. (a)	5.50%	01/15/28	2,223,704
500,000	Altice France S.A. (a)	5.13%	07/15/29	342,673
15,037,000	Altice France S.A. (a)	5.50%	10/15/29	10,355,164
				14,201,986
	Metal & Glass Containers — 0.5%
8,181,000	Trivium Packaging Finance B.V. (a)	5.50%	08/15/26	7,428,951
	Research & Consulting Services — 0.1%
774,000	Camelot Finance S.A. (a)	4.50%	11/01/26	716,348
	Restaurants — 1.9%
31,510,000	1011778 BC ULC / New Red Finance, Inc. (a) (b)	4.00%	10/15/30	25,837,485
	Security & Alarm Services — 0.2%
3,128,000	Garda World Security Corp. (a)	7.75%	02/15/28	3,011,372
	Specialty Chemicals — 0.1%
1,000,000	Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding B B.V. (a)	4.75%	06/15/27	921,845
	Trading Companies & Distributors — 0.9%
6,779,000	VistaJet Malta Finance PLC / Vista Management Holding, Inc. (a)	7.88%	05/01/27	5,220,948
9,742,000	VistaJet Malta Finance PLC / Vista Management Holding, Inc. (a)	6.38%	02/01/30	6,507,290
				11,728,238
	Total Foreign Corporate Bonds and Notes			157,654,127
	(Cost $175,272,967)

See Notes to Financial Statements

First Trust Tactical High Yield ETF (HYLS)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Rate (d)	Stated Maturity (e)	Value
SENIOR FLOATING-RATE LOAN INTERESTS — 10.1%
	Application Software — 5.2%
$21,123,209	Gainwell Acquisition Corp. (fka Milano), Term Loan B, 3 Mo. CME Term SOFR + 4.00% + CSA, 0.75% Floor	9.49%	10/01/27	$20,243,110
9,936,282	Greeneden U.S. Holdings II LLC (Genesys Telecommunications Laboratories, Inc.), Initial Dollar Term Loan, 1 Mo. CME Term SOFR + 4.00% + CSA, 0.75% Floor	9.44%	12/01/27	9,939,710
3,466,222	Internet Brands, Inc. (WebMD/MH Sub I LLC), 2020 June New Term Loan, 1 Mo. CME Term SOFR + 3.75% + CSA, 1.00% Floor	9.19%	09/15/24	3,471,646
4,178,597	Internet Brands, Inc. (WebMD/MH Sub I LLC), Initial Term Loan, 1 Mo. CME Term SOFR + 3.75% + CSA, 0.00% Floor	9.19%	09/15/24	4,187,748
17,762,992	Internet Brands, Inc. (WebMD/MH Sub I LLC), Term Loan (Second Lien), 1 Mo. CME Term SOFR + 6.25%, 0.00% Floor	11.57%	02/23/29	15,581,519
14,795,401	LogMeIn, Inc. (GoTo Group, Inc.), Term Loan B, 3 Mo. CME Term SOFR + 4.75% + CSA, 0.00% Floor	10.28%	08/31/27	9,418,901
8,944,728	RealPage, Inc., Term Loan (Second Lien), 1 Mo. CME Term SOFR + 6.50% + CSA, 0.75% Floor	11.94%	04/22/29	8,936,901
				71,779,535
	Asset Management & Custody Banks — 0.5%
7,000,000	Edelman Financial Engines Center LLC, Term Loan (Second Lien), 1 Mo. CME Term SOFR + 6.75% + CSA, 0.00% Floor	12.19%	07/20/26	6,982,500
	Education Services — 0.0%
357,709	Ascensus Holdings, Inc. (Mercury), Term Loan (Second Lien), 3 Mo. CME Term SOFR + 6.50% + CSA, 0.50% Floor	12.18%	08/02/29	342,508
	Electronic Equipment & Instruments — 0.5%
6,910,649	Verifone Systems, Inc., Term Loan B, 3 Mo. CME Term SOFR + 4.00% + CSA, 0.00% Floor	9.65%	08/20/25	6,449,052
	Health Care Facilities — 0.1%
957,467	Gentiva Health Services, Inc. (Kindred at Home/Charlotte Buyer), Term Loan B, 1 Mo. CME Term SOFR + 5.25%, 0.50% Floor	10.59%	02/11/28	948,410
	Health Care Technology — 2.7%
4,854,078	Ciox Health (Healthport/CT Technologies Intermediate Holdings, Inc.), New Term Loan B, 1 Mo. CME Term SOFR + 4.25% + CSA, 0.75% Floor	9.69%	12/16/25	4,598,729
4,853,634	Navicure, Inc. (Waystar Technologies, Inc.), Term Loan B, 1 Mo. CME Term SOFR + 4.00% + CSA, 0.00% Floor	9.44%	10/23/26	4,861,982
27,753,523	Verscend Technologies, Inc. (Cotiviti), New Term Loan B-1, 1 Mo. CME Term SOFR + 4.00% + CSA, 0.00% Floor	9.44%	08/27/25	27,773,783
				37,234,494
	Integrated Telecommunication Services — 0.3%
3,225,457	Numericable (Altice France S.A. or SFR), Term Loan B-13, 3 Mo. LIBOR + 4.00%, 0.00% Floor	9.63%	08/14/26	3,019,173
244,643	Zayo Group Holdings, Inc., Incremental Term Loan B-2, 1 Mo. CME Term SOFR + 4.33%, 0.50% Floor	9.65%	03/09/27	207,508
1,648,736	Zayo Group Holdings, Inc., Initial Dollar Term Loan, 1 Mo. CME Term SOFR + 3.00%, 0.00% Floor	8.44%	03/09/27	1,397,435
				4,624,116
	Life Sciences Tools & Services — 0.3%
3,450,098	WCG Purchaser Corp. (WIRB-Copernicus Group), Term Loan B, 1 Mo. CME Term SOFR + 4.00% + CSA, 1.00% Floor	9.44%	01/08/27	3,408,058
See Notes to Financial Statements

First Trust Tactical High Yield ETF (HYLS)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Rate (d)	Stated Maturity (e)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Metal & Glass Containers — 0.1%
$423,488	ProAmpac PG Borrower LLC, Term Loan (First Lien), 3 Mo. CME Term SOFR + 4.50%, 0.75% Floor	9.89%	09/15/28	$418,461
208,921	ProAmpac PG Borrower LLC, Term Loan (First Lien), Prime Rate + 3.50%, 1.75% Floor	12.00%	09/15/28	206,441
				624,902
	Systems Software — 0.4%
5,879,323	BMC Software Finance, Inc. (Boxer Parent), 2021 Replacement Dollar Term Loan, 1 Mo. CME Term SOFR + 3.75% + CSA, 0.00% Floor	9.19%	10/02/25	5,880,558
	Total Senior Floating-Rate Loan Interests			138,274,133
	(Cost $146,939,665)

Shares	Description	Value
COMMON STOCKS — 0.0%
	Pharmaceuticals — 0.0%
259,956	Akorn, Inc. (f) (g)	292,451
	(Cost $2,979,179)
MONEY MARKET FUNDS — 0.2%
3,061,404	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 5.22% (h)	3,061,404
	(Cost $3,061,404)

	Total Investments — 109.1%	1,499,837,788
	(Cost $1,684,369,140)
	Borrowings — (10.8)%	(149,000,000)
	Net Other Assets and Liabilities — 1.7%	23,676,916
	Net Assets — 100.0%	$1,374,514,704

(a)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2023, securities noted as such amounted to $1,163,445,666 or
84.6% of net assets.

(b)	This security or a portion of this security is segregated as collateral for borrowings. At October 31, 2023, the segregated value of these securities amounts to $320,079,660.
(c)
Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at October 31, 2023. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(d)
Senior Floating-Rate Loan Interests (“Senior Loans”) in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the SOFR obtained from the U.S. Department of the Treasury’s Office of Financial Research or another major financial institution, (iii) the prime rate offered by one or more
United States banks or (iv) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR or SOFR floor that establishes a minimum LIBOR or SOFR rate. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche with identical LIBOR or SOFR period, spread and floor, but different LIBOR or SOFR reset dates.

(e)	Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.
(f)	Non-income producing security.
See Notes to Financial Statements

First Trust Tactical High Yield ETF (HYLS)
Portfolio of Investments (Continued)
October 31, 2023
(g)
Security received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers (see Note 2F - Restricted Securities in the Notes to Financial Statements).

(h)	Rate shown reflects yield as of October 31, 2023.

Abbreviations throughout the Portfolio of Investments:
CME	– Chicago Mercantile Exchange
CSA	– Credit Spread Adjustment
LIBOR	– London Interbank Offered Rate
SOFR	– Secured Overnight Financing Rate

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 10/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Corporate Bonds and Notes*	$1,200,555,673	$—	$1,200,555,673	$—
Foreign Corporate Bonds and Notes*	157,654,127	—	157,654,127	—
Senior Floating-Rate Loan Interests*	138,274,133	—	138,274,133	—
Common Stocks*	292,451	—	292,451	—
Money Market Funds	3,061,404	3,061,404	—	—
Total Investments	$1,499,837,788	$3,061,404	$1,496,776,384	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Tactical High Yield ETF (HYLS)
Statement of Assets and Liabilities
October 31, 2023

ASSETS:
Investments, at value	$1,499,837,788
Receivables:
Interest	25,160,665
Investment securities sold	2,606,451
Dividends	16,543
Total Assets	1,527,621,447

LIABILITIES:
Borrowings	149,000,000
Payables:
Investment securities purchased	2,694,835
Investment advisory fees	1,139,253
Margin interest expense	272,655
Total Liabilities	153,106,743
NET ASSETS	$1,374,514,704

NET ASSETS consist of:
Paid-in capital	$1,801,590,301
Par value	358,000
Accumulated distributable earnings (loss)	(427,433,597)
NET ASSETS	$1,374,514,704
NET ASSET VALUE, per share	$38.39
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	35,800,002
Investments, at cost	$1,684,369,140
See Notes to Financial Statements

First Trust Tactical High Yield ETF (HYLS)
Statement of Operations
For the Year Ended October 31, 2023

INVESTMENT INCOME:
Interest	$105,829,070
Dividends	2,040,893
Total investment income	107,869,963

EXPENSES:
Investment advisory fees	14,703,089
Margin interest expense	966,110
Total expenses	15,669,199
NET INVESTMENT INCOME (LOSS)	92,200,764

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(73,082,719)
Swap contracts	301,878
Net realized gain (loss)	(72,780,841)
Net change in unrealized appreciation (depreciation) on investments	36,000,428
NET REALIZED AND UNREALIZED GAIN (LOSS)	(36,780,413)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$55,420,351
See Notes to Financial Statements

First Trust Tactical High Yield ETF (HYLS)
Statements of Changes in Net Assets

	Year Ended 10/31/2023	Year Ended 10/31/2022
OPERATIONS:
Net investment income (loss)	$92,200,764	$116,525,306
Net realized gain (loss)	(72,780,841)	(116,451,618)
Net change in unrealized appreciation (depreciation)	36,000,428	(241,538,892)
Net increase (decrease) in net assets resulting from operations	55,420,351	(241,465,204)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(95,472,212)	(121,509,986)
Return of capital	(497,443)	(5,652,770)
Total distributions to shareholders	(95,969,655)	(127,162,756)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	96,642,598	249,122,772
Cost of shares redeemed	(278,237,525)	(590,275,979)
Net increase (decrease) in net assets resulting from shareholder transactions	(181,594,927)	(341,153,207)
Total increase (decrease) in net assets	(222,144,231)	(709,781,167)

NET ASSETS:
Beginning of period	1,596,658,935	2,306,440,102
End of period	$1,374,514,704	$1,596,658,935

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	40,450,002	48,300,002
Shares sold	2,400,000	5,700,000
Shares redeemed	(7,050,000)	(13,550,000)
Shares outstanding, end of period	35,800,002	40,450,002
See Notes to Financial Statements

First Trust Tactical High Yield ETF (HYLS)
Statement of Cash Flows
For the Year Ended October 31, 2023

Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$55,420,351
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(1,424,987,391)
Sales, maturities and paydowns of investments	1,585,951,416
Net amortization/accretion of premiums/discounts on investments	(2,409,493)
Net realized gain/loss on investments	73,082,719
Net change in unrealized appreciation/depreciation on investments and unfunded loan commitments	(36,000,428)

Changes in assets and liabilities
Decrease in interest receivable	888,836
Increase in dividends receivable	(3,305)
Increase in margin interest expense payable	120,504
Decrease in investment advisory fees payable	(144,579)
Cash provided by operating activities		$251,918,630

Cash flows from financing activities:
Proceeds from shares sold	96,662,338
Cost of shares redeemed	(286,133,303)
Distributions to shareholders from investment operations	(95,472,212)
Distributions to shareholders from return of capital	(497,443)
Net proceeds from borrowings	33,291,263
Cash used in financing activities		(252,149,357)
Decrease in cash and restricted cash		(230,727)
Cash and restricted cash at beginning of period		230,727
Cash and restricted cash at end of period		$—

Supplemental disclosure of cash flow information:
Cash paid during the period for interest		$845,606

Cash and restricted cash reconciliation:
Cash	$—
Restricted Cash	—
Cash and restricted cash at end of period:		$—
See Notes to Financial Statements

First Trust Tactical High Yield ETF (HYLS)
Financial Highlights
For a share outstanding throughout each period

	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$39.47	$47.75	$47.00	$48.06	$47.02
Income from investment operations:
Net investment income (loss)	2.36 (a)	2.63	2.47	2.33	2.49
Net realized and unrealized gain (loss)	(0.97)	(8.00)	0.91	(1.00)	1.13
Total from investment operations	1.39	(5.37)	3.38	1.33	3.62
Distributions paid to shareholders from:
Net investment income	(2.46)	(2.78)	(2.63)	(2.39)	(2.56)
Return of capital	(0.01)	(0.13)	—	—	(0.02)
Total distributions	(2.47)	(2.91)	(2.63)	(2.39)	(2.58)
Net asset value, end of period	$38.39	$39.47	$47.75	$47.00	$48.06
Total return (b)	3.51%	(11.56)%	7.25%	2.92%	7.90%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,374,515	$1,596,659	$2,306,440	$1,974,126	$1,432,088
Ratio of total expenses to average net assets	1.01%	1.27%	1.05%	1.01%	1.23%
Ratio of net expenses to average net assets excluding interest expense	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income (loss) to average net assets	5.96%	6.08%	5.11%	5.02%	5.22%
Portfolio turnover rate (c)	29%	39%	50%	68%	50%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Tactical High Yield ETF (HYLS)
October 31, 2023
1. Organization
First Trust Exchange-Traded Fund IV (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of eighteen exchange-traded funds that are offering shares. This report covers the First Trust Tactical High Yield ETF (the “Fund”), a diversified series of the Trust, which trades under the ticker “HYLS” on Nasdaq, Inc. (“Nasdaq”). The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The primary investment objective of the Fund is to provide current income. The Fund’s secondary investment objective is to provide capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets (including investment borrowings) in high yield debt securities that are rated below investment grade at the time of purchase or unrated securities deemed by the Fund’s advisor to be of comparable quality. Below investment grade securities are those that, at the time of purchase, are rated lower than “BBB-” by S&P Global Ratings, or lower than “Baa3” by Moody’s Investors Service, Inc., or comparably rated by another nationally recognized statistical rating organization. High yield debt securities that are rated below investment grade are commonly referred to as “junk” debt. Such securities may include U.S. and non-U.S. corporate debt obligations, bank loans and convertible bonds. For purposes of determining whether a security is below investment grade, the lowest available rating will be considered.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Corporate bonds, corporate notes, U.S. government securities and other debt securities are fair valued on the basis of valuations provided by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
 1)
benchmark yields;
 2)
reported trades;
 3)
broker/dealer quotes;
 4)
issuer spreads;
 5)
benchmark securities;
 6)
bids and offers; and

Notes to Financial Statements (Continued)
First Trust Tactical High Yield ETF (HYLS)
October 31, 2023
 7)
reference data including market research publications.
Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Shares of open-end funds are valued based on NAV per share.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Senior Floating-Rate Loan Interests (“Senior Loans”)(1) are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
 1)
the credit conditions in the relevant market and changes thereto;
 2)
the liquidity conditions in the relevant market and changes thereto;
 3)
the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
 4)
issuer-specific conditions (such as significant credit deterioration); and
 5)
any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the most recent price provided by a pricing service;
 2)
available market prices for the fixed-income security;
 3)
the fundamental business data relating to the borrower/issuer;
 4)
an evaluation of the forces which influence the market in which these securities are purchased and sold;
 5)
the type, size and cost of a security;
 6)
the financial statements of the borrower/issuer or the financial condition of the country of issue;

(1)
The terms “security” and “securities” used throughout the Notes to Financial Statements include Senior Loans.

Notes to Financial Statements (Continued)
First Trust Tactical High Yield ETF (HYLS)
October 31, 2023
 7)
the credit quality and cash flow of the borrower/issuer, or country of issue, based on the Pricing Committee’s, sub-advisor’s or portfolio manager’s analysis, as applicable, or external analysis;
 8)
the information as to any transactions in or offers for the security;
 9)
the price and extent of public trading in similar securities of the borrower/issuer, or comparable companies;
10)
the coupon payments;
11)
the quality, value and salability of collateral, if any, securing the security;
12)
the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s/issuer’s management (for corporate debt only);
13)
the prospects for the borrower’s/issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only);
14)
the borrower’s/issuer’s competitive position within the industry;
15)
the borrower’s/issuer’s ability to access additional liquidity through public and/or private markets; and
16)
other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2023, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
The United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates the London Interbank Offered Rates (“LIBOR”), ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. The overnight and 12-month USD LIBOR settings permanently ceased as of June 30, 2023. The FCA announced that the 1-, 3- and 6-month USD LIBOR settings will continue to be published using a synthetic methodology to serve as a fallback for non-U.S. contracts until September 2024. In response to the discontinuation of LIBOR, investors have added fallback provisions to existing contracts for investments whose value is tied to LIBOR, with most fallback provisions requiring the adoption of the Secured Overnight Financing Rate (“SOFR”) as a replacement rate. There is no assurance that any alternative reference rate, including SOFR, will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans. Interest

Notes to Financial Statements (Continued)
First Trust Tactical High Yield ETF (HYLS)
October 31, 2023
income on such Senior Loans is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At October 31, 2023, the Fund had no when-issued, delayed-delivery or forward purchase commitments.
C. Short Sales
Short sales are utilized for investment and risk management purposes and are transactions in which securities or other instruments (such as options, forwards, futures or other derivative contracts) are sold that are not currently owned in the Fund’s portfolio. When the Fund engages in a short sale, the Fund must borrow the security sold short and deliver the security to the counterparty. Short selling allows the Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The Fund is charged a fee or premium to borrow the securities sold short and is obligated to repay the lenders of the securities. Any dividends or interest that accrues on the securities during the period of the loan are due to the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon the termination of the short sale; which is effected by the Fund purchasing the security sold short and delivering the security to the lender. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Fund’s portfolio. The Fund is subject to the risk it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund. There were no short sales outstanding as of October 31, 2023.
The Fund has established an account with Pershing, LLC for the purpose of purchasing or borrowing securities on margin. The Fund pays interest on any margin balance, which is calculated as the daily margin account balance times the broker’s margin interest rate. At October 31, 2023, the Fund had $149,000,000 in borrowings, which approximates fair value, as shown in “Borrowings” on the Statement of Assets and Liabilities. The borrowings are categorized as Level 2 within the fair value hierarchy. The Fund is charged interest on debit margin balance at a rate equal to the Overnight Bank Funding Rate plus 75 basis points. Free Credit Interest Balances are charged at a rate equal to Overnight Bank Funding Rate less 40 basis points. With regard to securities held short, the Fund is credited a rebate equal to the market value of its short positions at a rate equal to the Overnight Bank Funding Rate less 35 basis points. This rebate rate applies to easy to borrow securities. Securities that are hard to borrow may earn a rebate that is less than the foregoing or may be subject to a premium charge on a security by security basis. The different rebate rate is determined at the time of a short sale request. At October 31, 2023, the Fund had a debit margin balance of $149,000,000 with an interest rate of 6.07%. For the fiscal year ended October 31, 2023, the Fund had margin interest expense of $966,110, as shown on the Statement of Operations. For the fiscal year ended October 31, 2023, the average margin balance and interest rates were $63,187,132 and 5.22%, respectively.
D. Swap Agreements
The Fund may enter into credit default swap contracts (“CDS”) for investment purposes or to manage credit risk. A CDS is an agreement between two parties (“Counterparties”) to exchange the credit risk of an issuer. Swap agreements may be privately negotiated in the over-the-counter market as a bilateral contract or centrally cleared.
A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value,” of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. In the event of a default by the Counterparty, the Fund will seek withdrawal of this collateral and may incur certain costs exercising its right with respect to the collateral. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

Notes to Financial Statements (Continued)
First Trust Tactical High Yield ETF (HYLS)
October 31, 2023
Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Cash deposited is segregated and included in “Cash segregated as collateral for open swap contracts” on the Statement of Assets and Liabilities. The daily change in valuation of centrally cleared swaps is included in “variation margin on swaps payable” in the Statement of Assets and Liabilities. Payments received from (paid to) the Counterparty, including at termination, are recorded as “net realized gain (loss) on swap contracts” on the Statement of Operations.
CDS contracts are marked to market daily based upon quotations from brokers, market makers or an independent pricing service and the change in value, if any, is recorded as unrealized appreciation (depreciation). For a CDS contract sold by the Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the reference debt obligation purchased/received. At October 31, 2023, the Fund had no swap contracts.
E. Unfunded Loan Commitments
The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower’s discretion. Unfunded loan commitments are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Statement of Operations. In connection with these commitments, the Fund earns a commitment fee typically set as a percentage of the commitment amount. The commitment fees are included in “Interest” on the Statement of Operations. As of October 31, 2023, the Fund had no unfunded loan commitments.
F. Restricted Securities
The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of October 31, 2023, the Fund held a restricted security as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Trust’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security.

Security	Acquisition Date	Shares	Current Price	Carrying Cost	Value	% of Net Assets
Akorn, Inc.	10/15/20	259,956	$1.13	$2,979,179	$292,451	0.02%
G. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

Notes to Financial Statements (Continued)
First Trust Tactical High Yield ETF (HYLS)
October 31, 2023
The tax character of distributions paid during the fiscal years ended October 31, 2023 and 2022 was as follows:

Distributions paid from:	2023	2022
Ordinary income	$95,472,212	$121,509,986
Capital gains	—	—
Return of capital	497,443	5,652,770
As of October 31, 2023, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income	$—
Accumulated capital and other gain (loss)	(234,028,088)
Net unrealized appreciation (depreciation)	(193,405,509)
H. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2020, 2021, 2022, and 2023 remain open to federal and state audit. As of October 31, 2023, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2023, for federal income tax purposes, the Fund had $234,028,088 of capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to the Fund’s shareholders.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2023, the Fund had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2023, the adjustments for the Fund were as follows:

Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
$1,278,028	$(1,278,028)	$—

Notes to Financial Statements (Continued)
First Trust Tactical High Yield ETF (HYLS)
October 31, 2023
As of October 31, 2023, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,693,243,297	$1,407,601	$(194,813,110)	$(193,405,509)
I. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3). The Fund is subject to an interest expense due to the costs associated with the Fund’s short positions in securities.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of the Fund’s assets and is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit, and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The annual unitary management fee payable by the Fund to First Trust for these services will be reduced at certain levels of the Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.95000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.92625%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.90250%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.87875%
Fund net assets greater than $10 billion	0.85500%
The Trust has multiple service agreements with The Bank of New York Mellon (“BNYM”). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund’s assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.

Notes to Financial Statements (Continued)
First Trust Tactical High Yield ETF (HYLS)
October 31, 2023
4. Purchases and Sales of Securities
For the fiscal year ended  October 31, 2023 , the cost of purchases and proceeds from sales of investments, excluding short-term investments, investments sold short and in-kind transactions, were $435,510,809 and $556,059,118, respectively. The cost of purchases to cover short sales and the proceeds of short sales were $0 and $0, respectively.
For the fiscal year ended October 31, 2023, the Fund had no in-kind transactions.
5. Borrowings
The Trust, on behalf of the Fund, along with the First Trust Series Fund and First Trust Variable Insurance Trust, has a $200 million Credit Agreement with BNYM (“Line of Credit”), to be a liquidity backstop during periods of high redemption volume. A commitment fee of 0.25% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans will be charged by BNYM, which First Trust allocates amongst the funds that have access to the Line of Credit. To the extent that the Fund accesses the Line of Credit, there would also be an interest fee charged. The Fund did not have any borrowings outstanding during the fiscal year ended October 31, 2023 associated with the Line of Credit.
6. Derivative Transactions
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2023, on derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

Statement of Operations Location
Credit Risk Exposure
Net realized gain (loss) on swap contracts	$301,878
The Fund entered into credit default swap agreements on February 9, 2023. For the period February 9, 2023 through October 31, 2023, the average volume of credit default swaps was $4,491,509. There were no open credit default swaps at October 31, 2023.
The Fund does not have the right to offset financial assets and financial liabilities related to swap contracts on the Statement of Assets and Liabilities.
7. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which

Notes to Financial Statements (Continued)
First Trust Tactical High Yield ETF (HYLS)
October 31, 2023
the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
8. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2025.
9. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
10. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund IV:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust Tactical High Yield ETF (the “Fund”), one of the funds constituting the First Trust Exchange-Traded Fund IV, as of October 31, 2023, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
December 22, 2023
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Tactical High Yield ETF (HYLS)
October 31, 2023 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
Distributions paid to foreign shareholders during the Fund’s fiscal year ended October 31, 2023 that were properly designated by the Fund as “interest-related dividends” or “short-term capital gain dividends,” may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended October 31, 2023, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not

Additional Information (Continued)
First Trust Tactical High Yield ETF (HYLS)
October 31, 2023 (Unaudited)
participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and

Additional Information (Continued)
First Trust Tactical High Yield ETF (HYLS)
October 31, 2023 (Unaudited)
it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the U.S. has resumed “reasonably” normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund’s shares and result in increased market volatility. During any such events, a fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund’s shares may widen.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Additional Information (Continued)
First Trust Tactical High Yield ETF (HYLS)
October 31, 2023 (Unaudited)
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
Preferred Securities Risk. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.
Valuation Risk. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions (sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots. If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.
NOT FDIC INSURED  NOT BANK GUARANTEED  MAY LOSE VALUE
Advisory Agreement
Board Considerations Regarding Approval of the Continuation of the Investment Management Agreement
The Board of Trustees of First Trust Exchange-Traded Fund IV (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust Tactical High Yield ETF (the “Fund”). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2024 at a meeting held on June 4–5, 2023.  The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements.  At meetings held on April 17, 2023 and June 4–5, 2023, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program.  The Board reviewed initial materials with the Advisor at the meeting held on April 17, 2023, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor.  Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 4–5, 2023 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective.  The Board

Additional Information (Continued)
First Trust Tactical High Yield ETF (HYLS)
October 31, 2023 (Unaudited)
determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement.  The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively-managed ETF and noted that the Advisor’s Leveraged Finance Investment Team is responsible for the day-to-day management of the Fund’s investments. The Board considered the background and experience of the members of the Leveraged Finance Investment Team and noted the Board’s prior meetings with members of the Team.  The Board considered the Advisor’s statement that it applies the same oversight model internally with its Leveraged Finance Investment Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review.  In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objectives, policies and restrictions.  The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund.  Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 17, 2023 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex.  In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objectives, policies and restrictions.
The Board considered the unitary fee rate schedule payable by the Fund under the Agreement for the services provided.  The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any.  The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable.  Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point.  Based on the information provided, the Board noted that the unitary fee rate for the Fund was above the median total (net) expense ratio of the peer funds in the Expense Group.  With respect to the Expense Group, the Board, at the April 17, 2023 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data.  With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability.  In considering the unitary fee rate schedule overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund.  The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund.  The Board determined that this process continues to be effective for reviewing the Fund’s performance.  The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2022 to the performance of the funds in the Performance Universe and to that of a benchmark index.  Based on the information provided, the Board noted that the Fund underperformed the Performance Universe median and the benchmark index for the one-, three- and five-year periods ended December 31, 2022.  The Board noted the Advisor’s discussion of the Fund’s performance at the April 17, 2023 meeting.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund at current asset levels and whether the Fund may benefit from any economies of scale.  The Board noted that the unitary fee rate schedule for the Fund includes breakpoints pursuant to which the unitary fee rate will be reduced

Additional Information (Continued)
First Trust Tactical High Yield ETF (HYLS)
October 31, 2023 (Unaudited)
as assets of the Fund meet certain thresholds.  The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff.  The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Fund.  The Board concluded that the unitary fee rate schedule for the Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels.  The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2022 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period.  The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable.  In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund.  The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Fund.  The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund.  No single factor was determinative in the Board’s analysis.
Remuneration
First Trust Advisors L.P. (“First Trust”) is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain undefined funds it manages (the “Fund”) in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2022, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Funds is $4,184,483. This figure is comprised of $404,410 paid (or to be paid) in fixed compensation and $3,780,073 paid (or to be paid) in variable compensation. There were a total of 31 beneficiaries of the remuneration described above. Those amounts include $464,355 paid (or to be paid) to senior management of First Trust Advisors L.P. and $3,720,128 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Funds (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i.
to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii.
to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii.
to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Funds.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.

Additional Information (Continued)
First Trust Tactical High Yield ETF (HYLS)
October 31, 2023 (Unaudited)
No individual is involved in setting his or her own remuneration.

Board of Trustees and Officers
First Trust Tactical High Yield ETF (HYLS)
October 31, 2023 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.

Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Retired; Physician, Edward-Elmhurst Medical Group (2021 to September 2023); Physician and Officer, Wheaton Orthopedics (1990 to 2021)	254	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	Retired; President, ADM Investors Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	254
Director, National Futures
Association and ADMIS
Singapore Ltd.; Formerly,
Director of ADM Investor
Services, Inc., ADM Investor
Services International,
ADMIS Hong Kong Ltd., and
Futures Industry Association

Denise M. Keefe, Trustee (1964)	• Indefinite Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	254
Director and Board Chair of
Advocate Home Health
Services, Advocate Home
Care Products and Advocate
Hospice; Director and Board
Chair of Aurora At Home
(since 2018); Director of
Advocate Physician Partners
Accountable Care
Organization; Director of
RML Long Term Acute Care
Hospitals; Director of Senior
Helpers (since 2021); and
Director of MobileHelp
(since 2022)

Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	254	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	254	None
Bronwyn Wright, Trustee (1971)	• Indefinite Term • Since 2023	Independent Director to a number of Irish collective investment funds (2009 to Present); Various roles at international affiliates of Citibank (1994 to 2009), including Managing Director, Citibank Europe plc and Head of Securities and Fund Services, Citi Ireland (2007 to 2009)	229	None

Board of Trustees and Officers (Continued)
First Trust Tactical High Yield ETF (HYLS)
October 31, 2023 (Unaudited)
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INTERESTED TRUSTEE
James A. Bowen(1), Trustee, Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P., Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	254	None

Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since 2016
Managing Director and Chief Financial Officer, First Trust
Advisors L.P. and First Trust Portfolios L.P.; Chief Financial
Officer, BondWave LLC (Software Development Company) and
Stonebridge Advisors LLC (Investment Advisor)

Derek D. Maltbie (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2023
Senior Vice President, First Trust Advisors L.P. and First Trust
Portfolios L.P., July 2021 to Present. Previously, Vice President,
First Trust Advisors L.P. and First Trust Portfolios L.P., 2014 -
2021.

W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.

(1)
Mr. Bowen is deemed an “interested person” of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.
(2)
The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Tactical High Yield ETF (HYLS)
October 31, 2023 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•  Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•  Information about your transactions with us, our affiliates or others;
•  Information we receive from your inquiries by mail, e-mail or telephone; and
•  Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•  In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•  We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2023

First Trust Exchange-Traded Fund IV
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

Annual Report
For the Year Ended
October 31, 2023

First Trust Exchange-Traded Fund IV

FT Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF (KNG)

FT Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF® (KNG)
Annual Report
October 31, 2023
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Cboe VestSM Financial LLC (“Cboe Vest” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the “Trust”) described in this report (FT Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF®; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary from the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance.  The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
FT Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF® (KNG)
Annual Letter from the Chairman and CEO
October 31, 2023
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the FT Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF® (the “Fund”), which contains detailed information about the Fund for the twelve months ended October 31, 2023.
The Bureau of Economic Analysis recently announced that U.S. real gross domestic product (“GDP”) grew by a staggering 4.9% in the third quarter of 2023 and is now up 2.9% on a year-over-year basis from where it stood in the third quarter of 2022. The most recent quarter’s GDP data represents the fastest growth rate for any quarter since 2014. Consumer spending, which rose by 4.0% over the period, was responsible for 2.7 percentage points of the total increase in GDP. Whether the consumer can keep up this pace of spending remains to be seen, especially given recent news that excess savings from the pandemic-era stimulus have likely been depleted. From a global perspective, the International Monetary Fund (“IMF”) notes that progress in fighting inflation has led to lower economic growth. In their October 2023 publication of the World Economic Outlook, the IMF projected that the growth in world economic output is expected to slow from 3.5% in 2022 to 2.9% in 2024. The economic growth in advanced economies is projected to plummet from 2.6% in 2022 to 1.4% in 2024.
In the notes to their September 2023 meeting, the Federal Open Market Committee revealed that they may need to keep interest rates “higher for longer” as they continue to battle stubbornly high inflation. As many investors are likely aware, a higher Federal Funds target rate can have deep implications for consumers, such as driving up the cost of borrowing for homes, automobiles, and other large purchases. The American consumer has yet to feel the full weight of those burdens, in my opinion. That said, the data reveals a different story among corporate America. S&P Global Market Intelligence reported that a total of 516 U.S. corporations filed for bankruptcy protection on a year-to-date basis through September 30, 2023, up from a total of 263 corporate bankruptcy filings over the same period last year. Higher interest rates and Treasury bond yields have also sapped demand for commercial property loans. Data from Trepp, LLC, a leading provider of data and analytics to the commercial real estate and banking markets, revealed that just $28.2 billion of loans converted into commercial mortgage-backed securities have been issued in 2023, the lowest figure since 2011.
The financial markets battled a myriad of headwinds over the past year, from geopolitical uncertainty resulting from war (the conflicts between Israel and Hamas and Russia and Ukraine), to slowing global economic growth and sticky inflation. Brian Wesbury, Chief Economist at First Trust, notes that a U.S. economic recession is likely to begin at some point early next year. While calls for a recession may concern some investors, the following may offer solace. Data from Bloomberg reveals that the S&P 500® Index has posted positive total returns over the 3-year period following every recession since 1948.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
FT Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF® (KNG)
The FT Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF® (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Cboe S&P 500® Dividend Aristocrats Target Income Index Monthly Series (the “Index”).
The Fund will normally invest at least 80% of its total assets (including investment borrowings) in the securities that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Index is owned, developed, maintained and calculated by S&P Opco, LLC (the “Index Provider”). The Index is a rules-based buy-write index designed with the primary goal of generating an annualized level of income from stock dividends and option premiums that is approximately 8% over the annual dividend yield of the S&P 500® Index and a secondary goal of generating capital appreciation. The Index’s objective to deliver a target level of income could result in the Fund selling securities to meet the target, which could make the Fund less tax-efficient than other ETFs. The Index is composed of two parts: (1) an equal-weighted portfolio of the stocks contained in the S&P 500® Dividend Aristocrats Index (the “Aristocrat Stocks”) that have options that trade on a national securities exchange and (2) a rolling series of short (written) call options on each of the Aristocrat Stocks (the “Covered Calls”). The S&P 500® Dividend Aristocrats Index includes companies in the S&P 500® Index that have increased dividend payments each year for at least 25 consecutive years and have a float adjusted market-cap of at least $3 billion as of the rebalancing reference date and have an average daily value traded of at least $5 million.

Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 10/31/23	5 Years Ended 10/31/23	Inception (3/26/18) to 10/31/23	5 Years Ended 10/31/23	Inception (3/26/18) to 10/31/23
Fund Performance
NAV	-0.43%	7.93%	7.59%	46.47%	50.61%
Market Price	-0.44%	7.93%	7.59%	46.43%	50.60%
Index Performance
Cboe S&P 500® Dividend Aristocrats Target Income Index Monthly Series	0.38%	8.76%	8.41%	52.16%	57.18%
S&P 500® Dividend Aristocrats Index	-0.69%	8.94%	8.61%	53.47%	58.82%
S&P 500® Index	10.14%	11.01%	10.38%	68.59%	73.86%
Total returns for the period since inception are calculated from the inception date of the Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under Securities and Exchange Commission rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

Fund Performance Overview (Unaudited) (Continued)
FT Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF® (KNG) (Continued)

Sector Allocation	% of Total Long-Term Investments
Consumer Staples	25.6%
Industrials	22.3
Materials	12.1
Financials	10.4
Health Care	10.1
Utilities	4.6
Consumer Discretionary	4.5
Real Estate	4.5
Information Technology	3.1
Energy	2.8
Total	100.0%

Fund Allocation	% of Net Assets
Common Stocks	100.2%
Money Market Funds	0.2
Written Options	(0.4)
Net Other Assets and Liabilities	0.0*
Total	100.0%

*	Amount is less than 0.1%.

Top Ten Holdings	% of Total Long-Term Investments
Stanley Black & Decker, Inc.	1.6%
W.W. Grainger, Inc.	1.6
NextEra Energy, Inc.	1.6
Hormel Foods Corp.	1.6
International Business Machines Corp.	1.6
A.O. Smith Corp.	1.6
Ecolab, Inc.	1.6
Linde PLC	1.6
Federal Realty Investment Trust	1.6
General Dynamics Corp.	1.5
Total	15.9%

Performance of a $10,000 Initial Investment
March 26, 2018 - October 31, 2023

$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
3/26/18
4/30/18
10/31/18
4/30/19
10/31/19
4/30/20
10/31/20
4/30/21
10/31/21
4/30/22
10/31/22
4/30/23
10/31/23
$17,386
$15,882
$15,718
$15,061
FT Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF®
Cboe S&P 500® Dividend Aristocrats Target Income Index Monthly Series
S&P 500® Dividend Aristocrafts Index
S&P 500® Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at  https://www.ftportfolios.com/Retail/etf/home.aspx.

Portfolio Commentary
FT Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF® (KNG)
Annual Report
October 31, 2023 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) is the investment advisor to the FT Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF® (“KNG” or the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
Cboe VestSM Financial LLC (“Cboe Vest” or the “Sub-Advisor”) serves as the investment sub-advisor to the Fund. In this capacity, Cboe Vest is responsible for the selection and ongoing monitoring of the securities in the Fund’s investment portfolio. Cboe Vest, with principal offices at 8350 Broad Street, Suite 240, McLean, VA 22102, was founded in 2012. Cboe Vest had approximately $17.8 billion under management or committed to management as of October 31, 2023.
Portfolio Management Team
Karan Sood, Managing Director of Cboe Vest
Howard Rubin, Managing Director of Cboe Vest
Discussion of Fund Performance
This discussion is for the Fund (the “Fund”) for the 12-month period ended October 31, 2023 (the “current fiscal period”). The Fund seeks to track the Cboe S&P 500® Dividend Aristocrats Target Income Index Monthly Series (the “SPATI Index” or the “Benchmark”).
Market Recap
Equity markets showed remarkable resilience in late 2022 and the first half of 2023, followed by declines in the third quarter of 2023 as well as October of 2023 as inflation and recession fears resurfaced. The Federal Reserve (the “Fed”) responded to the increased inflation rate during the period by hiking the Federal Funds target rate from 3.25% to 5.5% by the end of the current fiscal period.
U.S. equities, as measured by the S&P 500® Index (the “Index”), gained 10.14%. Five of the eleven sectors within the Index were up during the period.  The top three sectors were the Communication Services, Information Technology, and Consumer Discretionary sectors, returning 35.7%, 30.9%, and 8.4%, respectively.  The bottom three sectors were the Utilities, Real Estate, and Health Care sectors, returning -7.7%, -6.6%, and -4.6%, respectively.
Performance Analysis
During the current fiscal period, the Fund generally held approximately equal weights in 67 stocks, as well as written call options on almost all of these stocks.  At the market close of July 21, 2023, the SPATI Index methodology updated from 3% to 8% per annum dividend yield in excess of the Index.
For the current fiscal period, the Fund’s net asset value (“NAV”) performance was -0.43%, while the SPATI Index performance was 0.38%. The underperformance of 0.81% can be explained by the following factors:
(1)
Fees and Expenses: Fees and expenses reduced the Fund’s performance by approximately 0.75%.
(2)
Execution Costs: Commissions, plus slippage due to trading securities at prices other than mid-market, reduced the Fund’s performance by approximately 0.06%.
(3)
Fund versus SPATI Index Holdings: While the Fund attempts to hold securities in the same proportion (i.e., weighting) as the SPATI Index, at times the Fund weights may deviate from the SPATI Index weights. The options positions may be “optimized” such that the Fund’s option weights are set to account for any liquidity concerns. That is, options that trade with wider bid-ask spreads may be excluded from the Fund holdings to minimize execution costs. For the current fiscal period, we estimate that the difference in weights between the Fund and the SPATI Index had a net 0.00% positive impact on the Fund’s performance.
Using market prices for the Fund, the Fund’s performance for the current fiscal period was -0.44%.

Portfolio Commentary (Continued)
FT Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF® (KNG)
Annual Report
October 31, 2023 (Unaudited)
Impact of Fund Holdings on Performance
The top five performing holdings in the Fund for the current fiscal period were West Pharmaceutical Services, Pentair PLC, Linde PLC, A.O. Smith Corp., and W.W. Grainger, Inc., with returns of 38.7%, 37.4%, 30.4%, 29.7%, and 26.3%, respectively.
The bottom five performing holdings for the current fiscal period were Genuine Parts Co., Hormel Foods Corp., Target Corp., Walgreens Boots Alliance, Inc., and Albemarle Corp., with returns of -25.7%, -27.9%, -30.6%, -38.8%, and -54.4%, respectively.
Impact of Sector Weightings on Performance
For the current fiscal period, the Fund had sector weightings that were in line with the Benchmark, as the Fund seeks to track the SPATI Index.  However, the Fund’s sector weightings were substantially different than the sector weightings of the Index. Relative to the Index, the Fund was significantly overweight the Consumer Staples, Industrials, and Materials sectors, and was significantly underweight the Information Technology, Communication Services, and Consumer Discretionary sectors.  The net effect of the Fund’s sector weightings relative to the Index’s sector weightings negatively impacted the Fund’s performance relative to that of the Index.
Strong performances from the Fund’s holdings within the Industrials and Materials sectors, coupled with the Fund’s relative overweight in these sectors, contributed to relative overperformance for the Fund versus the Index.
Strong performance in the Information Technology sector, coupled with the Fund’s relative underweight in this sector, contributed to relative underperformance for the Fund versus the Index.
Market and Fund Outlook
During the current fiscal period, the Federal Reserve (the “Fed”) policy surrounding inflation remained a key driver of equity market performance.  Moving into the next fiscal year, this will continue to be a dominant theme, in our opinion. The 2024 U.S. presidential election will also be front and center in the upcoming year. Over the course of 2023, Technology stocks led broad based indices, as investors flocked to companies developing Artificial Intelligence capabilities. The failure of Silicon Valley Bank in March 2023 sent shockwaves throughout the banking system and rising energy prices over the summer contributed to higher inflation. In late October 2023, 30-year fixed mortgage rates peaked at 7.79%.  Investors are digesting a possible “higher for longer” period of sustained higher rates based on the Fed’s dot plot illustrating a median Federal Funds target rate of 5.1% for 2024, and 3.9% for 2025. Consumer Price Index inflation data has come down considerably, despite an unexpected 0.6% month-over-month reading in August 2023. The U.S. job market remains strong at 3.9% unemployment, with October 2023 marking the twenty-first straight month with unemployment below 4%. U.S. Gross domestic product has posted 5 consecutive positive quarters as it recorded growth of 4.9% in the third quarter of 2023, up from 2.1% in the second quarter of 2023.
The Fund generally holds equal weights in stocks within the Index that have increased their dividends for at least 25 consecutive years. We believe that the Fund is properly positioned to achieve its investment objective.

FT Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF® (KNG)
Understanding Your Fund Expenses
October 31, 2023 (Unaudited)
As a shareholder of FT Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF® (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2023.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
FT Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF® (KNG)
Actual	$1,000.00	$935.90	0.75%	$3.66
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	0.75%	$3.82

(a)
Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (May 1, 2023 through October 31, 2023), multiplied by 184/365 (to reflect the six-month period).

FT Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF® (KNG)
Portfolio of Investments
October 31, 2023

Shares	Description	Value
COMMON STOCKS — 100.2%
	Aerospace & Defense — 1.6%
93,947	General Dynamics Corp. (a)	$22,670,351
	Air Freight & Logistics — 2.9%
261,377	C.H. Robinson Worldwide, Inc. (a)	21,388,480
195,131	Expeditors International of Washington, Inc. (a)	21,318,062
		42,706,542
	Beverages — 4.5%
388,470	Brown-Forman Corp., Class B (a)	21,816,475
393,426	Coca-Cola (The) Co. (a)	22,224,635
134,968	PepsiCo, Inc. (a)	22,037,575
		66,078,685
	Biotechnology — 1.4%
149,618	AbbVie, Inc. (a)	21,123,069
	Building Products — 1.6%
328,487	A.O. Smith Corp. (a)	22,915,253
	Capital Markets — 4.4%
970,316	Franklin Resources, Inc. (a)	22,113,502
62,914	S&P Global, Inc. (a)	21,976,489
228,213	T. Rowe Price Group, Inc. (a)	20,653,276
		64,743,267
	Chemicals — 9.0%
78,957	Air Products and Chemicals, Inc. (a)	22,300,615
157,213	Albemarle Corp. (a)	19,931,464
136,604	Ecolab, Inc. (a)	22,913,955
59,607	Linde PLC (a)	22,779,411
178,187	PPG Industries, Inc. (a)	21,876,018
93,157	Sherwin-Williams (The) Co. (a)	22,190,929
		131,992,392
	Commercial Services & Supplies — 1.5%
43,275	Cintas Corp. (a)	21,945,618
	Consumer Staples Distribution & Retail — 6.0%
335,119	Sysco Corp. (a)	22,282,062
201,422	Target Corp. (a)	22,315,543
1,024,343	Walgreens Boots Alliance, Inc. (a)	21,593,151
134,087	Walmart, Inc. (a)	21,911,157
		88,101,913
	Containers & Packaging — 1.5%
2,536,525	Amcor PLC (a)	22,549,707
	Distributors — 1.5%
169,971	Genuine Parts Co. (a)	21,902,463
	Electric Utilities — 1.6%
397,138	NextEra Energy, Inc. (a)	23,153,145
	Electrical Equipment — 1.5%
241,240	Emerson Electric Co. (a)	21,463,123
	Food Products — 6.2%
315,104	Archer-Daniels-Midland Co. (a)	22,551,993
707,052	Hormel Foods Corp. (a)	23,014,543
See Notes to Financial Statements

FT Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF® (KNG)
Portfolio of Investments (Continued)
October 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Food Products (Continued)
194,524	J.M. Smucker (The) Co. (a)	$22,144,612
351,370	McCormick & Co., Inc. (a)	22,452,543
		90,163,691
	Gas Utilities — 1.5%
201,440	Atmos Energy Corp. (a)	21,687,030
	Health Care Equipment & Supplies — 4.4%
230,882	Abbott Laboratories (a)	21,829,893
84,450	Becton, Dickinson & Co. (a)	21,347,271
304,198	Medtronic PLC (a)	21,464,211
		64,641,375
	Health Care Providers & Services — 1.5%
234,321	Cardinal Health, Inc. (a)	21,323,211
	Hotels, Restaurants & Leisure — 1.5%
85,087	McDonald’s Corp. (a)	22,307,259
	Household Products — 7.5%
239,032	Church & Dwight Co., Inc. (a)	21,737,570
179,990	Clorox (The) Co. (a)	21,184,823
300,522	Colgate-Palmolive Co. (a)	22,575,213
181,665	Kimberly-Clark Corp. (a)	21,734,400
146,034	Procter & Gamble (The) Co. (a)	21,909,481
		109,141,487
	Industrial Conglomerates — 1.5%
242,902	3M Co. (a)	22,091,937
	Insurance — 6.0%
281,514	Aflac, Inc. (a)	21,989,058
314,061	Brown & Brown, Inc. (a)	21,802,115
103,530	Chubb Ltd. (a)	22,219,609
219,300	Cincinnati Financial Corp. (a)	21,857,631
		87,868,413
	IT Services — 1.6%
158,870	International Business Machines Corp. (a)	22,978,957
	Life Sciences Tools & Services — 1.3%
59,208	West Pharmaceutical Services, Inc. (a)	18,845,314
	Machinery — 8.9%
87,717	Caterpillar, Inc. (a)	19,828,428
165,420	Dover Corp. (a)	21,496,329
98,135	Illinois Tool Works, Inc. (a)	21,994,016
102,353	Nordson Corp. (a)	21,759,224
368,089	Pentair PLC (a)	21,393,333
275,798	Stanley Black & Decker, Inc. (a)	23,456,620
		129,927,950
	Metals & Mining — 1.5%
148,740	Nucor Corp. (a)	21,982,285
	Multi-Utilities — 1.5%
248,841	Consolidated Edison, Inc. (a)	21,845,751
See Notes to Financial Statements

FT Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF® (KNG)
Portfolio of Investments (Continued)
October 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Oil, Gas & Consumable Fuels — 2.9%
139,743	Chevron Corp. (a)	$20,364,747
201,962	Exxon Mobil Corp. (a)	21,377,678
		41,742,425
	Personal Care Products — 1.4%
1,095,610	Kenvue, Inc. (a)	20,378,346
	Pharmaceuticals — 1.5%
144,750	Johnson & Johnson (a)	21,472,215
	Professional Services — 1.4%
91,042	Automatic Data Processing, Inc. (a)	19,867,185
	Residential REITs — 1.5%
101,955	Essex Property Trust, Inc. (a)	21,810,214
	Retail REITs — 3.0%
249,774	Federal Realty Investment Trust (a)	22,776,891
441,338	Realty Income Corp. (a)	20,910,595
		43,687,486
	Software — 1.5%
45,367	Roper Technologies, Inc. (a)	22,164,955
	Specialty Retail — 1.5%
117,541	Lowe’s Cos., Inc. (a)	22,399,788
	Trading Companies & Distributors — 1.6%
31,879	W.W. Grainger, Inc. (a)	23,266,251
	Total Common Stocks	1,462,939,053
	(Cost $1,570,343,751)
MONEY MARKET FUNDS — 0.2%
3,297,423	Dreyfus Government Cash Management Fund, Institutional Shares - 5.23% (b)	3,297,423
	(Cost $3,297,423)
	Total Investments — 100.4%	1,466,236,476
	(Cost $1,573,641,174)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
WRITTEN OPTIONS — (0.4)%
	Call Options Written — (0.4)%
(422)	3M Co.	$(3,838,090)	$85.00	11/17/23	(265,860)
(549)	A.O. Smith Corp.	(3,829,824)	65.00	11/17/23	(303,597)
(377)	Abbott Laboratories	(3,564,535)	95.00	11/17/23	(65,598)
(250)	AbbVie, Inc.	(3,529,500)	145.00	11/17/23	(28,500)
(471)	Aflac, Inc.	(3,678,981)	77.50	11/17/23	(96,555)
(131)	Air Products and Chemicals, Inc.	(3,699,964)	280.00	11/17/23	(131,000)
(261)	Albemarle Corp.	(3,308,958)	140.00	11/17/23	(56,898)
(4,280)	Amcor PLC	(3,804,920)	9.00	11/17/23	(128,400)
(500)	Archer-Daniels-Midland Co.	(3,578,500)	72.50	11/17/23	(42,500)
(333)	Atmos Energy Corp.	(3,585,078)	110.00	11/17/23	(64,935)
(151)	Automatic Data Processing, Inc.	(3,295,122)	240.00	11/17/23	(6,040)
(140)	Becton, Dickinson & Co.	(3,538,920)	260.00	11/17/23	(43,050)
(544)	Brown & Brown, Inc.	(3,776,448)	65.00	11/17/23	(233,920)
(656)	Brown-Forman Corp.	(3,684,096)	55.00	11/17/23	(129,560)
See Notes to Financial Statements

FT Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF® (KNG)
Portfolio of Investments (Continued)
October 31, 2023
Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
WRITTEN OPTIONS (Continued)
	Call Options Written (Continued)
(429)	C.H. Robinson Worldwide, Inc.	$(3,510,507)	$85.00	11/17/23	$(88,803)
(396)	Cardinal Health, Inc.	(3,603,600)	92.50	11/17/23	(79,200)
(146)	Caterpillar, Inc.	(3,300,330)	250.00	11/17/23	(5,402)
(219)	Chevron Corp.	(3,191,487)	165.00	11/17/23	(1,314)
(176)	Chubb Ltd.	(3,777,312)	210.00	11/17/23	(116,160)
(405)	Church & Dwight Co., Inc.	(3,683,070)	90.00	11/17/23	(115,425)
(370)	Cincinnati Financial Corp.	(3,687,790)	100.00	11/17/23	(72,150)
(73)	Cintas Corp.	(3,701,976)	500.00	11/17/23	(98,185)
(298)	Clorox (The) Co.	(3,507,460)	125.00	11/17/23	(44,700)
(669)	Coca-Cola (The) Co.	(3,779,181)	55.00	11/17/23	(129,117)
(498)	Colgate-Palmolive Co.	(3,740,976)	72.50	11/17/23	(149,400)
(421)	Consolidated Edison, Inc.	(3,695,959)	87.50	11/17/23	(82,095)
(271)	Dover Corp.	(3,521,645)	135.00	11/17/23	(21,138)
(227)	Ecolab, Inc.	(3,807,698)	160.00	11/17/23	(209,294)
(399)	Emerson Electric Co.	(3,549,903)	92.50	11/17/23	(25,935)
(172)	Essex Property Trust, Inc.	(3,679,424)	210.00	11/17/23	(131,580)
(317)	Expeditors International of Washington, Inc.	(3,463,225)	115.00	11/17/23	(34,870)
(329)	Exxon Mobil Corp.	(3,482,465)	110.00	11/17/23	(21,714)
(418)	Federal Realty Investment Trust	(3,811,742)	90.00	11/17/23	(118,294)
(1,622)	Franklin Resources, Inc.	(3,696,538)	22.50	11/17/23	(87,588)
(155)	General Dynamics Corp.	(3,740,305)	240.00	11/17/23	(75,950)
(284)	Genuine Parts Co.	(3,659,624)	130.00	11/17/23	(56,800)
(1,153)	Hormel Foods Corp.	(3,753,015)	32.00	11/17/23	(126,830)
(163)	Illinois Tool Works, Inc.	(3,653,156)	220.00	11/17/23	(103,505)
(267)	International Business Machines Corp.	(3,861,888)	135.00	11/17/23	(256,320)
(323)	J.M. Smucker (The) Co.	(3,677,032)	115.00	11/17/23	(53,295)
(238)	Johnson & Johnson	(3,530,492)	155.00	11/17/23	(7,378)
(200)	Kenvue, Inc.	(372,000)	20.00	11/17/23	(1,000)
(297)	Kimberly-Clark Corp.	(3,553,308)	125.00	11/17/23	(5,940)
(100)	Linde PLC	(3,821,600)	370.00	11/17/23	(156,000)
(192)	Lowe’s Cos., Inc.	(3,658,944)	190.00	11/17/23	(97,536)
(611)	McCormick & Co., Inc.	(3,904,290)	60.00	11/17/23	(262,730)
(142)	McDonald’s Corp.	(3,722,814)	260.00	11/17/23	(74,550)
(503)	Medtronic PLC	(3,549,168)	72.50	11/17/23	(33,198)
(702)	NextEra Energy, Inc.	(4,092,660)	52.50	11/17/23	(423,306)
(169)	Nordson Corp.	(3,592,771)	220.00	11/17/23	(39,715)
(258)	Nucor Corp.	(3,812,982)	140.00	11/17/23	(245,874)
(585)	Pentair PLC	(3,400,020)	62.50	11/17/23	(14,625)
(228)	PepsiCo, Inc.	(3,722,784)	160.00	11/17/23	(105,564)
(292)	PPG Industries, Inc.	(3,584,884)	125.00	11/17/23	(40,880)
(247)	Procter & Gamble (The) Co.	(3,705,741)	150.00	11/17/23	(55,328)
(738)	Realty Income Corp.	(3,496,644)	50.00	11/17/23	(11,070)
(76)	Roper Technologies, Inc.	(3,713,132)	480.00	11/17/23	(108,300)
(104)	S&P Global, Inc.	(3,632,824)	350.00	11/17/23	(74,880)
(153)	Sherwin-Williams (The) Co.	(3,644,613)	240.00	11/17/23	(65,637)
(467)	Stanley Black & Decker, Inc.	(3,971,835)	80.00	11/17/23	(289,540)
(558)	Sysco Corp.	(3,710,142)	65.00	11/17/23	(128,340)
(380)	T. Rowe Price Group, Inc.	(3,439,000)	95.00	11/17/23	(22,800)
(335)	Target Corp.	(3,711,465)	110.00	11/17/23	(172,525)
(53)	W.W. Grainger, Inc.	(3,868,099)	700.00	11/17/23	(212,371)
See Notes to Financial Statements

FT Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF® (KNG)
Portfolio of Investments (Continued)
October 31, 2023
Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
WRITTEN OPTIONS (Continued)
	Call Options Written (Continued)
(1,709)	Walgreens Boots Alliance, Inc.	$(3,602,572)	$22.50	11/17/23	$(20,508)
(230)	Walmart, Inc.	(3,758,430)	160.00	11/17/23	(131,100)
(100)	West Pharmaceutical Services, Inc. (c) (d)	(3,182,900)	360.00	11/17/23	(1,400)
	Total Written Options				(6,703,572)
	(Premiums received $7,897,011)
	Net Other Assets and Liabilities — 0.0%				423,403
	Net Assets — 100.0%				$1,459,956,307

(a)	All or a portion of this security is held as collateral for the options written. At October 31, 2023, the value of these securities amounts to $241,006,358.
(b)	Rate shown reflects yield as of October 31, 2023.
(c)
This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures approved by the Trust’s Board of
Trustees, and in accordance with provisions of the Investment Company Act of 1940 and rules thereunder, as amended. At
October 31, 2023, securities noted as such are valued at $(1,400) or (0.0)% of net assets.

(d)	This security’s value was determined using significant unobservable inputs (see Note 2A- Portfolio Valuation in the Notes to Financial Statements).

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 10/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$1,462,939,053	$1,462,939,053	$—	$—
Money Market Funds	3,297,423	3,297,423	—	—
Total Investments	$1,466,236,476	$1,466,236,476	$—	$—

LIABILITIES TABLE
	Total Value at 10/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(6,703,572)	$(5,280,557)	$(1,421,615)	$(1,400)

*	See Portfolio of Investments for industry breakout.
Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. All Level 3 values are based on unobservable inputs.
See Notes to Financial Statements

FT Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF® (KNG)
Statement of Assets and Liabilities
October 31, 2023

ASSETS:
Investments, at value	$1,466,236,476
Cash	55,490
Cash segregated as collateral for open written options contracts	22,212
Receivables:
Investment securities sold	112,589,408
Capital shares sold	89,532,566
Dividends	1,879,658
Total Assets	1,670,315,810

LIABILITIES:
Options contracts written, at value	6,703,572
Payables:
Investment securities purchased	136,478,031
Capital shares purchased	66,307,829
Investment advisory fees	870,071
Total Liabilities	210,359,503
NET ASSETS	$1,459,956,307

NET ASSETS consist of:
Paid-in capital	$1,618,531,460
Par value	308,250
Accumulated distributable earnings (loss)	(158,883,403)
NET ASSETS	$1,459,956,307
NET ASSET VALUE, per share	$47.36
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	30,825,000
Investments, at cost	$1,573,641,174
Premiums received on options contracts written	$7,897,011
See Notes to Financial Statements

FT Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF® (KNG)
Statement of Operations
For the Year Ended October 31, 2023

INVESTMENT INCOME:
Dividends	$18,452,844
Total investment income	18,452,844

EXPENSES:
Investment advisory fees	5,670,725
Total expenses	5,670,725
NET INVESTMENT INCOME (LOSS)	12,782,119

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(21,447,008)
In-kind redemptions	21,654,764
Written options contracts	16,841,404
Net realized gain (loss)	17,049,160
Net change in unrealized appreciation (depreciation) on:
Investments	(94,964,956)
Written options contracts	1,936,449
Net change in unrealized appreciation (depreciation)	(93,028,507)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(75,979,347)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(63,197,228)
See Notes to Financial Statements

FT Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF® (KNG)
Statements of Changes in Net Assets

	Year Ended 10/31/2023	Year Ended 10/31/2022
OPERATIONS:
Net investment income (loss)	$12,782,119	$6,971,178
Net realized gain (loss)	17,049,160	12,015,289
Net change in unrealized appreciation (depreciation)	(93,028,507)	(47,292,895)
Net increase (decrease) in net assets resulting from operations	(63,197,228)	(28,306,428)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(49,369,360)	(17,788,530)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	1,200,887,414	343,702,208
Cost of shares redeemed	(134,932,046)	(85,454,751)
Net increase (decrease) in net assets resulting from shareholder transactions	1,065,955,368	258,247,457
Total increase (decrease) in net assets	953,388,780	212,152,499

NET ASSETS:
Beginning of period	506,567,527	294,415,028
End of period	$1,459,956,307	$506,567,527

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	10,075,000	5,375,000
Shares sold	23,450,000	6,400,000
Shares redeemed	(2,700,000)	(1,700,000)
Shares outstanding, end of period	30,825,000	10,075,000
See Notes to Financial Statements

FT Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF® (KNG)
Financial Highlights
For a share outstanding throughout each period

	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$50.28	$54.77	$42.40	$44.69	$40.28
Income from investment operations:
Net investment income (loss)	0.86 (a)	0.81	0.73	0.81 (a)	0.74 (a)
Net realized and unrealized gain (loss)	(0.94)	(3.28)	13.57	(1.35) (b)	5.52
Total from investment operations	(0.08)	(2.47)	14.30	(0.54)	6.26
Distributions paid to shareholders from:
Net investment income	(2.10)	(1.45)	(0.58)	(1.75)	(1.57)
Net realized gain	(0.74)	(0.57)	(1.35)	—	(0.29)
Total distributions	(2.84)	(2.02)	(1.93)	(1.75)	(1.86)
Capital share transactions:
Transaction fees(Note 7)	—	—	—	0.00 (a) (c)	0.01 (a)
Net asset value, end of period	$47.36	$50.28	$54.77	$42.40	$44.69
Total return (d)	(0.43)%	(4.52)%	34.14%	(0.93)%	15.98%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,459,956	$506,568	$294,415	$66,778	$43,574
Ratio of total expenses to average net assets	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income (loss) to average net assets	1.69%	1.55%	1.65%	1.89%	1.75%
Portfolio turnover rate (e)	92%	55%	62%	86%	83%

(a)	Based on average shares outstanding.
(b)
Realized and unrealized gains (losses) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(c)	Amount is less than $0.01.
(d)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
FT Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF® (KNG)
October 31, 2023
1. Organization
First Trust Exchange-Traded Fund IV (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of eighteen funds that are offering shares. This report covers the FT Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF® (the “Fund”), a diversified series of the Trust, which trades under the ticker “KNG” on Cboe BZX Exchange, Inc. (“Cboe BZX”). The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The Fund’s investment objective seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Cboe S&P 500® Dividend Aristocrats Target Income Index Monthly Series (the “Index”). The Fund will normally invest at least 80% of its total assets (including investment borrowings) in the securities that comprise the Index. The Index is a rules-based buy-write index designed with the primary goal of generating an annualized level of income from stock dividends and option premiums that is approximately 8% over the annual dividend yield of the S&P 500® Index and a secondary goal of generating capital appreciation.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq, Inc. (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are valued at the mean of their most recent bid and ask price, if both are available. Options contracts traded in the over-the-counter market may be valued as follows, depending on the market in which the investment trades: (1) the mean of the most recent bid and ask price, if available; or (2) a price based on the equivalent exchange-traded option.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.

Notes to Financial Statements (Continued)
FT Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF® (KNG)
October 31, 2023
Shares of open-end funds are valued based on NAV per share.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2023, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date.

Notes to Financial Statements (Continued)
FT Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF® (KNG)
October 31, 2023
C. Options Contracts
The Fund will employ a “partial covered call strategy,” meaning that covered calls will be typically written on a notional value less than the total value of each underlying stock contained in the S&P 500® Dividend Aristocrats Index (the “Aristocrat Stocks”), such that the short position in each call option is “covered” by a portion of the corresponding Aristocrat Stock held by the Fund, however, the notional value of the covered calls will not exceed 100% of the value of each underlying Aristocrat Stock. A written (sold) call option gives the seller the obligation to sell shares of the underlying asset at a specified price (“strike price”) at a specified date (“expiration date”). The writer (seller) of the call option receives an amount (premium) for writing (selling) the option. In the event the underlying asset appreciates above the strike price as of the expiration date, the writer (seller) of the call option will have to pay the difference between the value of the underlying asset and the strike price (which loss is offset by the premium initially received), and in the event the underlying asset declines in value, the call option may end up worthless and the writer (seller) of the call option retains the premium.
When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in “Options contracts written, at value” on the Statement of Assets and Liabilities. Options are marked-to-market daily and their value is affected by changes in the value of the underlying security, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying securities, and the remaining time to the option’s expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or the trading volume diminishes. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. Any gain or loss on written options would be included in “Net realized gain (loss) on written options contracts” on the Statement of Operations. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.
D. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid during the fiscal years ended October 31, 2023 and 2022 was as follows:

Distributions paid from:	2023	2022
Ordinary income	$33,712,138	$17,742,155
Capital gains	15,657,222	46,375
Return of capital	—	—
As of October 31, 2023, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income	$—
Accumulated capital and other gain (loss)	—
Net unrealized appreciation (depreciation)	(158,883,403)
E. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the

Notes to Financial Statements (Continued)
FT Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF® (KNG)
October 31, 2023
timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2020, 2021, 2022, and 2023 remain open to federal and state audit. As of October 31, 2023, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2023, for federal income tax purposes, the Fund had no capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2023, the Fund had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2023, the adjustments for the Fund were as follows:

Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
$5,378,671	$(12,706,454)	$7,327,783
As of October 31, 2023, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,618,416,307	$17,412,855	$(176,296,258)	$(158,883,403)
F. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
First Trust is responsible for the expenses of the Fund including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services and license fees (if any), but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary

Notes to Financial Statements (Continued)
FT Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF® (KNG)
October 31, 2023
expenses. The annual unitary management fee payable by the Fund to First Trust for these services will be reduced at certain levels of the Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.75000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.73125%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.71250%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.69375%
Fund net assets greater than $10 billion	0.67500%
Cboe VestSM Financial LLC (“Cboe Vest”), an affiliate of First Trust, serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. Pursuant to the Investment Management Agreement, between the Trust, on behalf of the Fund, and the Advisor, and the Investment Sub-Advisory Agreement among the Trust, on behalf of the Fund, the Advisor and Cboe Vest, First Trust will supervise Cboe Vest and its management of the investment of the Fund’s assets and will pay Cboe Vest for its services as the Fund’s sub-advisor. Cboe Vest receives a sub-advisory fee equal to 0.20% of the average daily net assets of the Fund. Cboe Vest’s fee is paid by the Advisor out of its management fee.
The Trust has multiple service agreements with The Bank of New York Mellon (“BNYM”). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund’s assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended October 31, 2023, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were $716,142,508 and $723,323,824, respectively.
For the fiscal year ended October 31, 2023, the cost of in-kind purchases and proceeds from in-kind sales were $1,203,036,618 and $132,035,982, respectively.
5. Derivative Transactions
The following table presents the types of derivatives held by the Fund at October 31, 2023, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.

		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Options contracts	Equity Risk	Options contracts purchased, at value	$—	Options contracts written, at value	$6,703,572

Notes to Financial Statements (Continued)
FT Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF® (KNG)
October 31, 2023
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2023, on derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

Statement of Operations Location
Equity Risk Exposure
Net realized gain (loss) on written options contracts	$16,841,404
Net change in unrealized appreciation (depreciation) on written options contracts	1,936,449
During the fiscal year ended October 31, 2023, the premiums for written options contracts opened were $35,036,311 and the premiums for written options contracts closed, exercised and expired were $28,033,755.
6. Offsetting Assets and Liabilities
The Fund is subject to a Master Netting Arrangement, which governs the terms of certain transactions with select counterparties. The Master Netting Arrangement allows the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangement also specifies collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangement, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and type of Master Netting Arrangement.
The following is a summary of the Statement of Assets and Liabilities subject to offsetting in the Fund as of the end of the reporting period:

	Gross Amount of Recognized Liabilities	Gross Amount Offset in the Statement of Assets and Liabilities	Net Amount of Liabilities Presented in the Statement of Assets and Liabilities	Gross Amount Not Offset in the Statement of Assets and Liabilities
Description/ Counterparty				Financial Instruments	Cash Collateral Pledged	Net Amount
Written Options Societe Generale	$6,703,572	$—	$6,703,572	$(6,703,572)	$—	$—
In some instances, the collateral amounts disclosed in the tables were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received/pledged may be more than the amounts disclosed herein.
7. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of

Notes to Financial Statements (Continued)
FT Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF® (KNG)
October 31, 2023
shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
8. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2025.
9. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
10. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund IV:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of FT Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF® (the “Fund”), one of the funds constituting the First Trust Exchange-Traded Fund IV, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the years ended October 31, 2020 and 2019 were audited by other auditors whose report dated December 23, 2020, expressed an unqualified opinion on such financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
December 20, 2023
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
FT Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF® (KNG)
October 31, 2023 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable year ended October 31, 2023, the following percentages of income dividend paid by the Fund qualify for the dividends received deduction available to corporations and are hereby designated as qualified dividend income:

Dividend Received Deduction	Qualified Dividend Income
43.86%	45.04%
For the fiscal year ended October 31, 2023, the amount of long-term capital gain designated by the Fund was $15,657,222, which is taxable at the applicable capital gain tax rates for federal income tax purposes.
A portion of the Fund’s 2023 ordinary dividends (including short-term capital gains) paid to shareholders during the fiscal year ended October 31, 2023, may be eligible for the Qualified Business Income Deduction (QBI) under Internal Revenue Code of 1986, as amended, Section 199A for the aggregate dividends Fund received from the underlying Real Estate Investment Trusts (REITs) it invests in.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service

Additional Information (Continued)
FT Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF® (KNG)
October 31, 2023 (Unaudited)
providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short

Additional Information (Continued)
FT Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF® (KNG)
October 31, 2023 (Unaudited)
period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the U.S. has resumed “reasonably” normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund’s shares and result in increased market volatility. During any such events, a fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund’s shares may widen.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction

Additional Information (Continued)
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October 31, 2023 (Unaudited)
and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
Preferred Securities Risk. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.
Valuation Risk. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions (sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots. If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.
NOT FDIC INSURED  NOT BANK GUARANTEED  MAY LOSE VALUE
Advisory and Sub-Advisory Agreements
Board Considerations Regarding approval of the Continuation of the Investment Management Agreement and Sub-Advisory Agreements
The Board of Trustees of First Trust Exchange-Traded Fund IV (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the FT Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF (the “Fund”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, on behalf of the Fund, the Advisor and Cboe Vest Financial LLC (the “Sub-Advisor”).  The Board approved the continuation of the Agreements for a one-year period ending June 30, 2024 at a meeting held on June 4–5, 2023.  The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements.  At meetings held on April 17, 2023 and June 4–5, 2023, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an

Additional Information (Continued)
FT Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF® (KNG)
October 31, 2023 (Unaudited)
independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the sub-advisory fee as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliates, First Trust Portfolios L.P. (“FTP”) and First Trust Capital Partners, LLC (“FTCP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs.  The Board reviewed initial materials with the Advisor at the meeting held on April 17, 2023, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor.  Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 4–5, 2023 meeting, as well as at the June meeting.  The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund’s perspective.  The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements.  The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements.  With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services.  The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review.  In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions.  The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund.  Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 17, 2023 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex.  With respect to the Sub-Advisory Agreement, the Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor’s day-to-day management of the Fund’s investments.  In considering the Sub-Advisor’s management of the Fund, the Board noted the background and experience of the Sub-Advisor’s portfolio management team, including the Board’s prior meetings with members of the portfolio management team.  In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate schedule payable by the Fund under the Advisory Agreement for the services provided.  The Board noted that the sub-advisory fee is paid by the Advisor from the unitary fee.  The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any.  The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable.  Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point.  Based on the information provided, the Board noted that the total (net) expense ratio for the Fund was above the median total (net) expense ratio of the peer funds in the Expense Group.  With respect to the Expense Group, the Board, at the April 17, 2023 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for index ETFs, including differences in underlying indexes and index-tracking methodologies that can result in greater management complexities across seemingly comparable ETFs, and different business models that may affect the pricing of services among ETF sponsors.  The Board also noted

Additional Information (Continued)
FT Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF® (KNG)
October 31, 2023 (Unaudited)
that not all peer funds employ an advisor/sub-advisor management structure.  The Board took these limitations and differences into account in considering the peer data.  With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability.  In considering the unitary fee rate schedule overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund.  The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Fund.  The Board determined that this process continues to be effective for reviewing the Fund’s performance.  The Board received and reviewed information for periods ended December 31, 2022 regarding the performance of the Fund’s underlying index, the correlation between the Fund’s performance and that of its underlying index, the Fund’s tracking difference and the Fund’s excess return as compared to its benchmark index.  The Board noted that during 2023, it approved changes to the Fund’s investment strategy and that, effective on or about July 24, 2023, the Fund’s underlying index will increase its target income level from approximately 3% to approximately 8% over the annual dividend yield of the S&P 500® Index and the 20% notional value cap on covered call options written by the Fund’s underlying index will be removed.  Based on the information provided and its ongoing review of performance, the Board concluded that the Fund was correlated to its underlying index and that the tracking difference for the Fund was within a reasonable range.  In addition, the Board reviewed data prepared by Broadridge comparing the Fund’s performance to that of the Performance Universe and to that of a broad-based benchmark index.   However, given the Fund’s objective of seeking investment results that correspond generally to the performance of its underlying index, the Board placed more emphasis on its review of correlation and tracking difference.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund at current asset levels and whether the Fund may benefit from any economies of scale.  The Board noted that the unitary fee rate schedule for the Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds.  The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff.  The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Fund.  The Board concluded that the unitary fee rate schedule for the Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels.  The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2022 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period.  The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable.  In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund.  The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP.  The Board also noted that FTCP has a controlling ownership interest in the Sub-Advisor’s parent company and considered potential indirect benefits to the Advisor from such ownership interest.  The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s statement that it believes that the sub-advisory fee for the Fund is appropriate.  The Board noted the Sub-Advisor’s statements that it continues to invest in infrastructure, technology and personnel, and that it anticipates that its expenses relating to providing services to the Fund will remain approximately the same for the next twelve months.  The Board noted that the Advisor pays the Sub-Advisor from the unitary fee and its understanding that the Fund’s sub-advisory fee was the product of an arm’s length negotiation.  The Board did not review the profitability of the Sub-Advisor with respect to the Fund.  The Board concluded that the profitability analysis for the Advisor was more relevant.  The Board considered the potential indirect benefits to the Sub-Advisor from being associated with the Advisor and the Fund, and noted the Sub-Advisor’s statements that it is the Sub-Advisor’s policy currently not to enter into soft-dollar arrangements for the procurement of research services in connection with client securities transactions and that, as a result, there are no foreseen indirect benefits from its relationship with the Fund.  The Board also

Additional Information (Continued)
FT Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF® (KNG)
October 31, 2023 (Unaudited)
considered the potential indirect benefits to the Sub-Advisor from FTCP’s controlling ownership interest in the Sub-Advisor’s parent company.  The Board concluded that the character and amount of potential indirect benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund.  No single factor was determinative in the Board’s analysis.
Remuneration
First Trust Advisors L.P. (“First Trust”) is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain funds it manages, including FT Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF® (the “Fund”), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2022, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Funds is $238,569. This figure is comprised of $9,248 paid (or to be paid) in fixed compensation and $229,321 paid (or to be paid) in variable compensation. There were a total of 24 beneficiaries of the remuneration described above. Those amounts include $125,822 paid (or to be paid) to senior management of First Trust Advisors L.P. and $112,747 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Funds (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i.
to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii.
to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii.
to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Fund.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.

Board of Trustees and Officers
FT Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF® (KNG)
October 31, 2023 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.

Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Retired; Physician, Edward-Elmhurst Medical Group (2021 to September 2023); Physician and Officer, Wheaton Orthopedics (1990 to 2021)	254	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	Retired; President, ADM Investors Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	254
Director, National Futures
Association and ADMIS
Singapore Ltd.; Formerly,
Director of ADM Investor
Services, Inc., ADM Investor
Services International,
ADMIS Hong Kong Ltd., and
Futures Industry Association

Denise M. Keefe, Trustee (1964)	• Indefinite Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	254
Director and Board Chair of
Advocate Home Health
Services, Advocate Home
Care Products and Advocate
Hospice; Director and Board
Chair of Aurora At Home
(since 2018); Director of
Advocate Physician Partners
Accountable Care
Organization; Director of
RML Long Term Acute Care
Hospitals; Director of Senior
Helpers (since 2021); and
Director of MobileHelp
(since 2022)

Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	254	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	254	None
Bronwyn Wright, Trustee (1971)	• Indefinite Term • Since 2023	Independent Director to a number of Irish collective investment funds (2009 to Present); Various roles at international affiliates of Citibank (1994 to 2009), including Managing Director, Citibank Europe plc and Head of Securities and Fund Services, Citi Ireland (2007 to 2009)	229	None

Board of Trustees and Officers (Continued)
FT Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF® (KNG)
October 31, 2023 (Unaudited)
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INTERESTED TRUSTEE
James A. Bowen(1), Trustee, Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P., Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	254	None

Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since 2016
Managing Director and Chief Financial Officer, First Trust
Advisors L.P. and First Trust Portfolios L.P.; Chief Financial
Officer, BondWave LLC (Software Development Company) and
Stonebridge Advisors LLC (Investment Advisor)

Derek D. Maltbie (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2023
Senior Vice President, First Trust Advisors L.P. and First Trust
Portfolios L.P., July 2021 to Present. Previously, Vice President,
First Trust Advisors L.P. and First Trust Portfolios L.P., 2014 -
2021.

W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.

(1)
Mr. Bowen is deemed an “interested person” of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.
(2)
The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
FT Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF® (KNG)
October 31, 2023 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•  Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•  Information about your transactions with us, our affiliates or others;
•  Information we receive from your inquiries by mail, e-mail or telephone; and
•  Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•  In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•  We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2023

First Trust Exchange-Traded Fund IV
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Cboe VestSM Financial LLC

8350 Broad Street, Suite 240
McLean, VA 22102
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

Annual Report
For the Year Ended
October 31, 2023

First Trust Exchange-Traded Fund IV

First Trust Long Duration Opportunities ETF (LGOV)

First Trust Long Duration Opportunities ETF (LGOV)
Annual Report
October 31, 2023
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the “Trust”) described in this report (First Trust Long Duration Opportunities ETF; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary from the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Long Duration Opportunities ETF (LGOV)
Annual Letter from the Chairman and CEO
October 31, 2023
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Long Duration Opportunities ETF (the “Fund”), which contains detailed information about the Fund for the twelve months ended October 31, 2023.
The Bureau of Economic Analysis recently announced that U.S. real gross domestic product (“GDP”) grew by a staggering 4.9% in the third quarter of 2023 and is now up 2.9% on a year-over-year basis from where it stood in the third quarter of 2022. The most recent quarter’s GDP data represents the fastest growth rate for any quarter since 2014. Consumer spending, which rose by 4.0% over the period, was responsible for 2.7 percentage points of the total increase in GDP. Whether the consumer can keep up this pace of spending remains to be seen, especially given recent news that excess savings from the pandemic-era stimulus have likely been depleted. From a global perspective, the International Monetary Fund (“IMF”) notes that progress in fighting inflation has led to lower economic growth. In their October 2023 publication of the World Economic Outlook, the IMF projected that the growth in world economic output is expected to slow from 3.5% in 2022 to 2.9% in 2024. The economic growth in advanced economies is projected to plummet from 2.6% in 2022 to 1.4% in 2024.
In the notes to their September 2023 meeting, the Federal Open Market Committee revealed that they may need to keep interest rates “higher for longer” as they continue to battle stubbornly high inflation. As many investors are likely aware, a higher Federal Funds target rate can have deep implications for consumers, such as driving up the cost of borrowing for homes, automobiles, and other large purchases. The American consumer has yet to feel the full weight of those burdens, in my opinion. That said, the data reveals a different story among corporate America. S&P Global Market Intelligence reported that a total of 516 U.S. corporations filed for bankruptcy protection on a year-to-date basis through September 30, 2023, up from a total of 263 corporate bankruptcy filings over the same period last year. Higher interest rates and Treasury bond yields have also sapped demand for commercial property loans. Data from Trepp, LLC, a leading provider of data and analytics to the commercial real estate and banking markets, revealed that just $28.2 billion of loans converted into commercial mortgage-backed securities have been issued in 2023, the lowest figure since 2011.
The financial markets battled a myriad of headwinds over the past year, from geopolitical uncertainty resulting from war (the conflicts between Israel and Hamas and Russia and Ukraine), to slowing global economic growth and sticky inflation. Brian Wesbury, Chief Economist at First Trust, notes that a U.S. economic recession is likely to begin at some point early next year. While calls for a recession may concern some investors, the following may offer solace. Data from Bloomberg reveals that the S&P 500® Index has posted positive total returns over the 3-year period following every recession since 1948.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Long Duration Opportunities ETF (LGOV)
The First Trust Long Duration Opportunities ETF’s (the “Fund”) primary investment objective is to generate current income with a focus on preservation of capital. Under normal market conditions, the Fund will invest at least 80% of its net assets (including investment borrowings) in a portfolio of investment-grade debt securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities, including publicly-issued U.S. Treasury securities and mortgage-related securities. The Fund may also invest in exchange-traded funds (“ETFs”) that principally invest in such securities. The Fund may purchase mortgage-related securities in “to-be-announced” transactions (“TBA Transactions”), including mortgage dollar rolls.

Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 10/31/23	Inception (1/22/19) to 10/31/23	Inception (1/22/19) to 10/31/23
Fund Performance
NAV	-5.97%	-2.25%	-10.30%
Market Price	-5.92%	-2.24%	-10.25%
Index Performance
ICE BofA 5+ Year US Treasury Index	-4.64%	-2.61%	-11.84%
Total returns for the period since inception are calculated from the inception date of the Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under Securities and Exchange Commission rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

Fund Performance Overview (Unaudited) (Continued)
First Trust Long Duration Opportunities ETF (LGOV) (Continued)

Fund Allocation	% of Net Assets
U.S. Government Agency Mortgage-Backed Securities	78.6%
U.S. Government Bonds and Notes	1.7
Exchange-Traded Funds	0.1
U.S. Treasury Bills	23.1
Money Market Funds	7.0
Purchased Options	1.1
Written Options	(0.1)
Net Other Assets and Liabilities(1)	(11.5)
Total	100.0%

Credit Quality(2)	% of Total Long Fixed-Income Investments, Cash & Cash Equivalents
Government & Agency	93.7%
Cash & Cash Equivalents	6.3
Total	100.0%

Top Ten Holdings	% of Fixed-Income Investments(3)
Federal National Mortgage Association, Pool TBA, 3.50%, 11/15/53	6.1%
Federal Home Loan Mortgage Corporation, Series 2022-5213, Class DB, 3.00%, 04/25/52	5.2
U.S. Treasury Bill, 0.00%, 02/08/24	5.1
Federal National Mortgage Association, Pool TBA, 4.00%, 12/15/53	5.1
U.S. Treasury Bill, 0.00%, 10/03/24	4.9
Government National Mortgage Association, Series 2018-53, Class BZ, 3.50%, 04/20/48	4.3
Government National Mortgage Association, Series 2014-26, Class MZ, 3.00%, 02/20/44	4.2
Government National Mortgage Association, Series 2022-128, Class PN, 4.00%, 07/20/52	4.1
U.S. Treasury Bill, 0.00%, 01/11/24	3.6
U.S. Treasury Bill, 0.00%, 01/18/24	3.6
Total	46.2%

Weighted Average Effective Net Duration
October 31, 2023	11.44 Years
High - October 31, 2023	11.44 Years
Low - January 31, 2023	10.36 Years

(1)	Includes variation margin on futures contracts.
(2)
The ratings are by S&P Global Ratings. A credit rating is an assessment provided by a nationally recognized statistical rating organization
(NRSRO) of the creditworthiness of an issuer with respect to debt obligations. Ratings are measured highest to lowest on a scale that generally ranges from AAA to D for long-term ratings and A-1+ to C for short-term ratings. Investment grade is defined as those issuers that have a long-
term credit rating of BBB- or higher or a short-term credit rating of A-3 or higher. The credit ratings shown relate to the credit worthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. U.S. Treasury and U.S. Agency mortgage-backed securities appear under “Government & Agency.” Credit ratings are subject to change.

(3)	Percentages are based on the long positions only. Money market funds and short positions are excluded.

Fund Performance Overview (Unaudited) (Continued)
First Trust Long Duration Opportunities ETF (LGOV) (Continued)

Performance of a $10,000 Initial Investment
January 22, 2019 - October 31, 2023

$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
1/22/19
4/30/19
10/31/19
4/30/20
10/31/20
4/30/21
10/31/21
4/30/22
10/31/22
4/30/23
10/31/23
$8,970
$8,816
First Trust Long Duration Opportunities ETF
ICE BofA 5+ Year US Treasury Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.
Performance in securitized product investment
strategies can be impacted from the benefits of
purchasing odd lot positions. The impact of
these investments can be particularly
meaningful when funds have limited assets
under management and may not be a
sustainable source of performance as a fund
grows in size.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at  https://www.ftportfolios.com/Retail/etf/home.aspx.

Portfolio Commentary
First Trust Long Duration Opportunities ETF (LGOV)
Annual Report
October 31, 2023 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) is the investment advisor to the First Trust Long Duration Opportunities ETF (the “Fund” or “LGOV”). First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio and certain other services necessary for the management of the portfolio.
Portfolio Management Team
The following persons serve as portfolio managers of the Fund:
James Snyder – Senior Vice President and Senior Portfolio Manager
Jeremiah Charles – Senior Vice President and Senior Portfolio Manager
The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Each portfolio manager has served as part of the portfolio management team of the Fund since 2019.
Commentary
The Fund’s primary investment objective is to generate current income with a focus on preservation of capital. Under normal market conditions, the Fund will invest at least 80% of its net assets (including investment borrowings) in a portfolio of investment-grade debt securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities, including publicly-issued U.S. Treasury securities and mortgage-related securities.
Market Recap
The 12-month period ended October 31, 2023 began with markets under considerable strain as the Federal Reserve (the “Fed”) continued with its aggressive interest rate hiking campaign to combat soaring inflation. With volatility high and liquidity challenged as bond market participants suffered through outflows, bond market spreads remained under pressure. The market began to once again price in just how quickly inflation would cool, and how quickly the Fed would be “forced” to cut rates, just as the market incorrectly had done several times over the preceding year. Contrary to the market belief however, the labor market showed significant strength, and the Fed stood resolute pushing yields on the front end north of 5% in early March 2023, putting significant pressure on an already inverted curve, until it all unraveled mere days later as the first of the large banks, Silicon Valley Bank (“SVB”), began to fail. Front end Treasury yields plunged, which saw the 2-Year Treasury yield fall from 5.07% to sub 4%, while spreads gapped wider, with Option-Adjusted Spreads (“OAS”) on Agency Mortgage Backed Securities (“MBS”) widening approximately 20 basis points (“bps”), almost immediately. Ultimately the Federal Deposit Insurance Corporation took control of two banks, SVB, and Signature Bank, and eventually liquidated nearly $100 billion worth of high-quality bond assets. As markets found their footing following these relatively contained bank failures, the labor market remained stubbornly robust. Despite many forecasts, the housing market, and even the broader economy, have shown significant resilience in spite of the proverbial Fed punchbowl being removed. As such, front end yields began to climb back toward 5% once again and it would not take long for the longer maturity segment of the yield curve to follow suit. We believe the market was simply wrong in its call for the timing of a recession. As such, as this resilient, and sometimes robust, economic data came in, the market was forced to push back its call on interest rate cuts. After all, the Fed had not even stopped hiking. This change has reshaped the term “premium” across the curve. Couple that with a newly acquired market appreciation for just how poorly managed we believe the fiscal house of the United States continues to be post-pandemic, and the next, and perhaps even the final, stage of the ongoing bear market in rates made its appearance known. Volatility remained high. Spreads remained wide relative to historical data. The 2-Year Treasury yield breached 5%. The 30-Year Treasury yield breached 5%. Agency MBS spreads breached the 80 bps OAS level, with nominal spreads setting multi-decade wides near 180 bps. While the market is off these highs in rates, and wides in MBS spreads, it seems like a new world in fixed income relative to the post-Great Financial Crisis of 2008 era, which was defined by heavy handed government intervention and artificially suppressed volatility. Yes, we believe it is safe to say that the aggressive campaign the Fed was forced to undertake when it was too late to respond to the impending inflation debacle helped cause the banking issues and subsequent fallout. Less talked about however, is the importance of understanding the duration gap, and convexity embedded in a bond portfolio. These issues have been front and center in bond portfolios for the last 24 months as rates have risen so significantly in such a short amount of time. We believe that the ability to understand and manage these risks, properly and with skill, has never been more important.

Portfolio Commentary (Continued)
First Trust Long Duration Opportunities ETF (LGOV)
Annual Report
October 31, 2023 (Unaudited)
Performance Analysis
For the 12-month period ended October 31, 2023, the Fund returned -5.97% on a net asset value (“NAV”) basis.
For the same period, the ICE BofA 5+ Year US Treasury Index (the “Benchmark”) returned -4.64%. On a NAV basis, the Fund underperformed the benchmark by 133 bps, net of fees.
With bond market yields at levels not experienced in over a decade, the decision was made to increase the duration of the Fund in the latter half of the year. This proved to be slightly detrimental to the Fund over the short run as volatility soared and rates increased throughout the fourth quarter of the fiscal year. Generally speaking, the Fund is structurally positioned with meaningful positions in Agency MBS, while running against a pure Treasury benchmark. Given this, to the extent that MBS spreads widen on the year, the Fund may underperform, and conversely if MBS spreads were to tighten, the Fund may outperform. For the 12-month period ended October 31, 2023, OAS on Agency MBS blew out, widening from about 50 bps at the start of the period to close near 90 bps. This was detrimental to relative performance versus the benchmark. Given this significant widening of the Agency MBS sector, the Fund utilized Agency MBS “To-Be-Announced” securities to quickly and opportunistically add MBS spread beta. Additionally, as the Fund took in inflows, it ramped up its holding in Agency collateralized mortgage obligations throughout the period to take advantage of what were believed to be very attractive entry points to lock in yield and spread. As a reminder, to help manage the overall duration profile, the Fund does utilize derivatives, predominantly in Treasury futures and options. The Fund uses these in both long and short positions, to manage both its overall interest rate exposure, and its key rate or duration exposure by maturity point along the yield curve. Additionally, the Fund uses long Treasury futures to gain exposure to the U.S. government rates market. Since the Fund uses futures and options in such a way, and interest rates are higher on the year, the use of these instruments contributed to the negative total return of the Fund over the 12-month period ended October 31, 2023.
Market and Fund Outlook
In the Fed tightening cycle of 2004-2006 and subsequent pause, the funding rate peaked in early October 2007. It had been 2+ years of consistent Federal Funds rate tightening, but at a much slower rate than the current cycle. Unlike that period, most homeowners of today locked into long dated mortgages and the loan underwriting of housing has been vastly superior to that deployed nearly two decades ago. The tsunami that hit the mortgage market and banks that were leveraged to it in the 2007-2009 period does not exist, in our estimation, in this cycle and, as such, the economy remains very resilient to the Fed’s interest rate increases. Further, corporations are also not exposed in the very near term to significant funding cost increases, we believe. The implications are that the Fed’s expectation of the economy’s reaction function to its rate increases has been significantly overestimated leading it to the necessity of raising rates further than most market participants or the Fed itself would have expected necessary. So, in this world, with less sensitivity to interest rate rises and healthy U.S. hiring, where is the forward economic contraction going to come from?  In short, how does this cycle end? We think the answer lies in both the government and U.S. corporations and, interestingly, we believe it is likely to have similar timing as the cycle two decades ago. We believe there will be three sources of future U.S. contraction that are baked in, and all of them highly foreseeable. First, corporations will likely start to see their funding costs go up as new projects become more expensive, but also, starting in 2025, we believe we will see meaningful amounts of corporate debt that needs to be refinanced and now at a much higher cost. Second, there will likely be cost pressures on U.S. corporations at full U.S. employment as workers’ look to recoup real wage losses experienced over the last several years as wages did not keep pace with inflation amidst government spending and Fed quantitative easing. We anticipate this financial pressure will negatively impact the economy but will be, and has been, more delayed in timing this cycle than during prior ones. Lastly, and likely the most important fact, is the U.S. government’s debt as a percentage of gross domestic product is much higher than any other period in modern U.S. history short of the height of the pandemic when the country was shut down. Further, funding costs were near zero in the pandemic but now are approximately 400 to 500 plus bps higher across the government’s borrowing maturities. In short, current U.S. government interest costs are much higher than the last 25 years and are comparable to those in the 1980s through late 1990s when U.S. inflation was much higher. In earlier periods however, entitlement programs were in much better shape such that very large tax increases, spending cuts or both were less necessary than today. We believe the contraction is coming; the timing is not as clear, but it is inevitable, in our opinion. The continued rise in U.S. Treasury longer maturity interest rates (10 years and longer) this quarter indicates there is little place for anyone borrowing to hide, least of all the U.S. government. We believe a recession is likely in our future, and one only needs to wait for these foreseeable events to play out.
We remain committed to finding value across the various sub-sectors of the Agency mortgage and overall U.S. government securities market, but also along the term spectrum of the U.S. yield curve. Given the massive increase in rates over the last 24 months, we have increased the interest rate sensitivity in the Fund as duration risks feel more balanced and perhaps at 5%, more skewed to go lower.

Portfolio Commentary (Continued)
First Trust Long Duration Opportunities ETF (LGOV)
Annual Report
October 31, 2023 (Unaudited)
We are buyers of longer bonds and will extend duration as the long maturity sector moves toward and through 5.0 % yield levels. To us, these real yield levels compensate us adequately for the inflation risk and, equally importantly, the expected slow-down in the U.S. economy. As mentioned above, we expect further interest rate rises from here to hinder growth and more likely over a strategic period to push interest rates lower. We remain committed to actively managing the convexity component in the portfolio and will look to continue to manage the Fund to a stable duration target; meaning we do not want to extend in duration as rates rise, and conversely, and at this point in the cycle, most importantly, we do not want to shorten or lose duration into a rally. From an asset allocation perspective, we plan to continue to take advantage of very wide spreads in select Agency MBS and Agency commercial mortgage-backed securities opportunities.

First Trust Long Duration Opportunities ETF (LGOV)
Understanding Your Fund Expenses
October 31, 2023 (Unaudited)
As a shareholder of First Trust Long Duration Opportunities ETF (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2023.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Annualized Expense Ratio Based on the Six-Month Period (a)	Expenses Paid During the Six-Month Period (a) (b)
First Trust Long Duration Opportunities ETF (LGOV)
Actual	$1,000.00	$869.00	0.65%	$3.06
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	0.65%	$3.31

(a)	Annualized expense ratio and expenses paid during the six-month period do not include fees and expenses of the underlying funds in which the Fund invests.
(b)
Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (May 1, 2023 through October 31, 2023), multiplied by 184/365 (to reflect the six-month period).

First Trust Long Duration Opportunities ETF (LGOV)
Portfolio of Investments
October 31, 2023

Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 78.6%
	Collateralized Mortgage Obligations — 44.1%
	Federal Home Loan Mortgage Corporation
$3,932,064	Series 2015-4471, Class JB	3.50%	09/15/43	$3,022,842
4,442,000	Series 2017-4738, Class TY	3.00%	12/15/47	3,049,999
4,752,762	Series 2019-4924, Class XB	3.00%	10/25/49	3,068,526
3,598,172	Series 2021-5140, Class ZD	2.00%	08/25/51	1,616,309
1,939,914	Series 2021-5179, Class GZ	2.00%	01/25/52	854,239
13,338,822	Series 2022-5213, Class DB	3.00%	04/25/52	10,078,484
	Federal National Mortgage Association
1,001,139	Series 2005-74, Class NZ	6.00%	09/25/35	993,771
1,451,779	Series 2013-19, Class ZD	3.50%	03/25/43	1,150,244
6,203,000	Series 2013-95, Class PY	3.00%	09/25/43	4,355,612
7,208,539	Series 2016-94, Class MB	2.50%	12/25/46	4,907,598
2,167,269	Series 2018-84, Class ZM	4.00%	11/25/48	1,823,728
2,802,632	Series 2023-44, Class PO, PO	(a)	10/25/53	1,970,873
	Government National Mortgage Association
1,292,000	Series 2010-61, Class KE	5.00%	05/16/40	1,213,677
10,009,167	Series 2014-26, Class MZ	3.00%	02/20/44	7,991,759
1,267,699	Series 2015-164, Class MZ	3.00%	09/20/45	846,322
342,098	Series 2015-168, Class GI, IO	5.50%	02/16/33	9,050
6,000,000	Series 2016-83, Class BP	3.00%	06/20/46	4,425,071
4,777,122	Series 2016-111, Class PB	2.50%	08/20/46	3,108,606
10,538,195	Series 2018-53, Class BZ	3.50%	04/20/48	8,169,352
3,510,000	Series 2022-30, Class AL	3.00%	02/20/52	2,152,695
8,475,374	Series 2022-124, Class MY	3.50%	07/20/52	6,513,777
10,147,137	Series 2022-128, Class PN	4.00%	07/20/52	7,952,417
3,500,400	Series 2022-137, Class JY	4.00%	08/20/52	2,723,242
				81,998,193
	Commercial Mortgage-Backed Securities — 23.0%
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
3,687,000	Series 2018-K155, Class A3	3.75%	04/25/33	3,159,255
2,670,000	Series 2018-K156, Class A3	3.70%	06/25/33	2,287,626
570,000	Series 2018-K157, Class A3	3.99%	08/25/33	496,976
5,610,000	Series 2018-K159, Class A3	3.95%	11/25/33	4,883,416
1,936,000	Series 2019-K095, Class XAM, IO (b)	1.24%	06/25/29	112,838
2,000,000	Series 2019-K1510, Class A3	3.79%	01/25/34	1,704,886
17,358,593	Series 2019-K1511, Class X1, IO (b)	0.78%	03/25/34	897,153
485,000	Series 2019-K1512, Class A3	3.06%	04/25/34	384,586
1,800,000	Series 2019-K1514, Class A2	2.86%	10/25/34	1,382,736
9,960,382	Series 2020-K111, Class XAM, IO (b)	1.80%	05/25/30	935,169
7,550,000	Series 2020-K120, Class XAM, IO (b)	1.21%	10/25/30	503,012
1,986,097	Series 2020-K1515, Class X1, IO (b)	1.51%	02/25/35	215,451
2,142,000	Series 2020-K1517, Class A2	1.72%	07/25/35	1,429,229
45,564,885	Series 2021-K129, Class X1, IO (b)	1.03%	05/25/31	2,544,885
2,000,000	Series 2021-K1519, Class A2	2.01%	12/25/35	1,351,303
700,000	Series 2021-K1520, Class A2	2.44%	02/25/36	493,491
186,944,000	Series 2022-K140, Class XAM, IO (b)	0.29%	01/25/32	3,897,825
117,862,755	Series 2023-K153, Class X1, IO (b)	0.44%	12/25/32	3,979,459
5,000,000	Series 2023-KG08, Class A2	4.13%	05/25/33	4,444,962
5,000,000	Series 2023-KPLB2, Class A	4.83%	06/25/33	4,666,968
See Notes to Financial Statements

First Trust Long Duration Opportunities ETF (LGOV)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Commercial Mortgage-Backed Securities (Continued)
	Federal Home Loan Mortgage Corporation Multifamily ML Certificates
$2,491,164	Series 2023-ML15, Class A (b)	4.00%	01/25/40	$2,143,029
	Government National Mortgage Association
895,014	Series 2020-159, Class Z (c)	2.50%	10/16/62	305,765
493,834	Series 2020-197, Class Z (b)	2.25%	10/16/62	144,716
213,661	Series 2021-4, Class Z (b)	2.00%	09/16/62	53,349
919,108	Series 2021-28, Class Z (b)	2.00%	10/16/62	261,510
				42,679,595
	Pass-Through Securities — 11.5%
	Federal National Mortgage Association
14,000,000	Pool TBA	3.50%	11/15/53	11,659,011
11,350,000	Pool TBA	4.00%	12/15/53	9,812,430
				21,471,441
	Total U.S. Government Agency Mortgage-Backed Securities			146,149,229
	(Cost $162,543,365)
U.S. GOVERNMENT BONDS AND NOTES — 1.7%
3,600,000	U.S. Treasury Bond	4.38%	08/15/43	3,211,313
	(Cost $3,416,249)

Shares	Description	Value
EXCHANGE-TRADED FUNDS — 0.1%
	Capital Markets — 0.1%
6,000	First Trust Intermediate Government Opportunities ETF (d)	113,640
	(Cost $113,287)

Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. TREASURY BILLS — 23.1%
7,000,000	U.S. Treasury Bill (e)	(a)	01/11/24	6,926,934
7,000,000	U.S. Treasury Bill	(a)	01/18/24	6,919,503
10,000,000	U.S. Treasury Bill	(a)	02/08/24	9,854,319
5,000,000	U.S. Treasury Bill	(a)	02/29/24	4,911,583
5,000,000	U.S. Treasury Bill	(a)	04/04/24	4,885,661
10,000,000	U.S. Treasury Bill	(a)	10/03/24	9,515,562
	Total U.S. Treasury Bills			43,013,562
	(Cost $43,010,348)

Shares	Description	Value
MONEY MARKET FUNDS — 7.0%
12,980,459	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 5.22% (f)	12,980,459
	(Cost $12,980,459)
	Total Investments — 110.5%	205,468,203
	(Cost $222,063,708)

See Notes to Financial Statements

First Trust Long Duration Opportunities ETF (LGOV)
Portfolio of Investments (Continued)
October 31, 2023
Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 1.1%
	Call Options Purchased — 1.1%
20	U.S. 2-Year Treasury Futures Call	$4,048,438	$101.88	11/24/23	$2,500
100	U.S. 5-Year Treasury Futures Call	10,480,469	103.25	12/22/23	180,469
20	U.S. 5-Year Treasury Futures Call	2,096,094	105.00	02/23/24	22,500
50	U.S. 10-Year Treasury Futures Call	5,308,594	104.50	11/24/23	97,656
60	U.S. 10-Year Treasury Futures Call	6,370,312	105.00	11/24/23	94,687
150	U.S. 10-Year Treasury Futures Call	15,967,969	104.00	02/23/24	499,219
100	U.S. 10-Year Treasury Futures Call	10,645,312	105.50	02/23/24	237,500
100	U.S. 10-Year Treasury Futures Call	10,645,312	106.50	02/23/24	184,375
70	U.S. Treasury Long Bond Futures Call	7,660,625	105.00	11/24/23	342,344
100	U.S. Treasury Long Bond Futures Call	10,943,750	106.00	11/24/23	409,375
	Total Call Options Purchased				2,070,625
	(Cost $2,077,330)
	Put Options Purchased — 0.0%
20	CME 3-Month SOFR Futures Put	4,728,000	93.94	12/15/23	125
20	CME 3-Month SOFR Futures Put	4,728,000	94.94	12/15/23	19,750
	Total Put Options Purchased				19,875
	(Cost $21,606)
	Total Purchased Options				2,090,500
	(Cost $2,098,936)
WRITTEN OPTIONS — (0.1)%
	Call Options Written — (0.1)%
(5)	U.S. Treasury Long Bond Futures Call	547,188	107.00	11/24/23	(16,875)
(40)	U.S. Treasury Long Bond Futures Call	4,377,500	111.00	11/24/23	(48,125)
(75)	U.S. Treasury Long Bond Futures Call	8,207,812	113.00	11/24/23	(45,703)
(50)	U.S. Treasury Long Bond Futures Call	5,471,875	115.00	11/24/23	(13,281)
	Total Call Options Written				(123,984)
	(Premiums received $164,555)
	Put Options Written — (0.0)%
(40)	CME 3-Month SOFR Futures Put	9,456,000	94.44	12/15/23	(2,000)
(50)	U.S. 5-Year Treasury Futures Put	5,240,234	103.50	02/23/24	(32,422)
(10)	U.S. Treasury Long Bond Futures Put	1,094,375	107.00	11/24/23	(9,375)
	Total Put Options Written				(43,797)
	(Premiums received $64,439)
	Total Written Options				(167,781)
	(Premiums received $228,994)
	Net Other Assets and Liabilities — (11.5)%				(21,396,139)
	Net Assets — 100.0%				$185,994,783
Futures Contracts at October 31, 2023 (See Note 2D - Futures Contracts in the Notes to Financial Statements):

Futures Contracts	Position	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)/ Value
U.S. 5-Year Treasury Notes	Long	10	Dec-2023	$1,044,765	$288
U.S. 10-Year Treasury Notes	Long	26	Dec-2023	2,760,469	2,777
U.S. Treasury Long Bond Futures	Long	16	Dec-2023	1,751,000	1,957
Ultra U.S. Treasury Bond Futures	Long	236	Dec-2023	26,564,750	(283,696)
				$32,120,984	$(278,674)

See Notes to Financial Statements

First Trust Long Duration Opportunities ETF (LGOV)
Portfolio of Investments (Continued)
October 31, 2023
(a)	Zero coupon security.
(b)	Collateral Strip Rate security. Coupon is based on the weighted net interest rate of the investment’s underlying collateral. The interest rate resets periodically.
(c)	Weighted Average Coupon security. Coupon is based on the blended interest rate of the underlying holdings, which may have different coupons. The coupon may change in any period.
(d)	Investment in an affiliated fund.
(e)	All or a portion of this security is segregated as collateral for open futures and options contracts. At October 31, 2023, the segregated value of this security amounts to $1,979,114.
(f)	Rate shown reflects yield as of October 31, 2023.

Abbreviations throughout the Portfolio of Investments:
CME	– Chicago Mercantile Exchange
IO	– Interest-Only Security - Principal amount shown represents par value on which interest payments are based
PO	– Principal-Only Security
SOFR	– Secured Overnight Financing Rate
TBA	– To-Be-Announced Security

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 10/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
U.S. Government Agency Mortgage-Backed Securities	$146,149,229	$—	$146,149,229	$—
U.S. Government Bonds and Notes	3,211,313	—	3,211,313	—
Exchange-Traded Funds	113,640	113,640	—	—
U.S. Treasury Bills	43,013,562	—	43,013,562	—
Money Market Funds	12,980,459	12,980,459	—	—
Total Investments	205,468,203	13,094,099	192,374,104	—
Purchased Options	2,090,500	2,090,500	—	—
Futures Contracts*	5,022	5,022	—	—
Total	$207,563,725	$15,189,621	$192,374,104	$—

LIABILITIES TABLE
	Total Value at 10/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(167,781)	$(167,781)	$—	$—
Futures Contracts*	(283,696)	(283,696)	—	—
Total	$(451,477)	$(451,477)	$—	$—

*
Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts table. Only the current day’s variation margin is presented on the Statement of Assets and Liabilities.

See Notes to Financial Statements

First Trust Long Duration Opportunities ETF (LGOV)
Statement of Assets and Liabilities
October 31, 2023

ASSETS:
Investments, at value - Unaffiliated	$205,354,563
Investments, at value - Affiliated	113,640
Total investments, at value	205,468,203
Options contracts purchased, at value	2,090,500
Cash	18,851
Receivables:
Interest	636,511
Variation margin	53,195
Dividends	45,413
Total Assets	208,312,673

LIABILITIES:
Options contracts written, at value	167,781
Due to broker	310,555
Payables:
Investment securities purchased	21,738,245
Investment advisory fees	101,309
Total Liabilities	22,317,890
NET ASSETS	$185,994,783

NET ASSETS consist of:
Paid-in capital	$218,866,671
Par value	95,500
Accumulated distributable earnings (loss)	(32,967,388)
NET ASSETS	$185,994,783
NET ASSET VALUE, per share	$19.48
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	9,550,002
Investments, at cost - Unaffiliated	$221,950,421
Investments, at cost - Affiliated	$113,287
Total investments, at cost	$222,063,708
Premiums paid on options contracts purchased	$2,098,936
Premiums received on options contracts written	$228,994
See Notes to Financial Statements

First Trust Long Duration Opportunities ETF (LGOV)
Statement of Operations
For the Year Ended October 31, 2023

INVESTMENT INCOME:
Interest	$4,338,555
Dividends - Unaffiliated	405,625
Total investment income	4,744,180

EXPENSES:
Investment advisory fees	672,339
Excise tax	2,000
Total expenses	674,339
NET INVESTMENT INCOME (LOSS)	4,069,841

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments - Unaffiliated	(4,992,059)
Investments sold short	(106)
Purchased options contracts	(3,752,379)
Written options contracts	87,749
Futures contracts	(3,399,390)
Net realized gain (loss)	(12,056,185)
Net change in unrealized appreciation (depreciation) on:
Investments - Unaffiliated	(13,858,255)
Investments - Affiliated	353
Purchased options contracts	(14,023)
Written options contracts	56,070
Futures contracts	(267,755)
Net change in unrealized appreciation (depreciation)	(14,083,610)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(26,139,795)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(22,069,954)
See Notes to Financial Statements

First Trust Long Duration Opportunities ETF (LGOV)
Statements of Changes in Net Assets

	Year Ended 10/31/2023	Year Ended 10/31/2022
OPERATIONS:
Net investment income (loss)	$4,069,841	$543,470
Net realized gain (loss)	(12,056,185)	(4,082,029)
Net change in unrealized appreciation (depreciation)	(14,083,610)	(2,904,001)
Net increase (decrease) in net assets resulting from operations	(22,069,954)	(6,442,560)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(3,850,308)	(459,443)
Return of capital	(195,568)	(36,043)
Total distributions to shareholders	(4,045,876)	(495,486)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	205,566,035	7,339,085
Cost of shares redeemed	(11,669,046)	(15,438,060)
Net increase (decrease) in net assets resulting from shareholder transactions	193,896,989	(8,098,975)
Total increase (decrease) in net assets	167,781,159	(15,037,021)

NET ASSETS:
Beginning of period	18,213,624	33,250,645
End of period	$185,994,783	$18,213,624

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	850,002	1,200,002
Shares sold	9,250,000	300,000
Shares redeemed	(550,000)	(650,000)
Shares outstanding, end of period	9,550,002	850,002
See Notes to Financial Statements

First Trust Long Duration Opportunities ETF (LGOV)
Financial Highlights
For a share outstanding throughout each period

	Year Ended October 31,				Period Ended 10/31/2019 (a)
	2023	2022	2021	2020
Net asset value, beginning of period	$21.43	$27.71	$28.97	$28.04	$25.00
Income from investment operations:
Net investment income (loss)	0.84 (b)	0.49	0.47	0.82	0.55
Net realized and unrealized gain (loss)	(2.05)	(6.36)	(0.77)	1.24	2.95
Total from investment operations	(1.21)	(5.87)	(0.30)	2.06	3.50
Distributions paid to shareholders from:
Net investment income	(0.70)	(0.38)	(0.47)	(1.13)	(0.46)
Net realized gain	—	—	(0.45)	—	—
Return of capital	(0.04)	(0.03)	(0.04)	—	—
Total distributions	(0.74)	(0.41)	(0.96)	(1.13)	(0.46)
Net asset value, end of period	$19.48	$21.43	$27.71	$28.97	$28.04
Total return (c)	(5.97)%	(21.37)%	(1.02)%	7.46%	14.08%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$185,995	$18,214	$33,251	$21,725	$11,215
Ratio of total expenses to average net assets (d)	0.65%	0.65%	0.69% (e)	0.69% (e)	0.65% (f)
Ratio of net investment income (loss) to average net assets	3.93%	1.79%	1.61%	1.89%	2.64% (f)
Portfolio turnover rate (g)	218%	98% (h)	142% (h)	174% (h)	152% (h)

(a)	Inception date is January 22, 2019, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.
(e)	Includes excise tax. If this excise tax expense was not included, the expense ratio would have been 0.65%.
(f)	Annualized.
(g)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(h)
The portfolio turnover rate not including mortgage dollar rolls was 69%, 69%, 118% and 104% for the periods ended October 31, 2022,
October 31, 2021, October 31, 2020 and October 31, 2019, respectively.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Long Duration Opportunities ETF (LGOV)
October 31, 2023
1. Organization
First Trust Exchange-Traded Fund IV (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of eighteen exchange-traded funds that are offering shares. This report covers the First Trust Long Duration Opportunities ETF (the “Fund”), a diversified series of the Trust, which trades under the ticker “LGOV” on NYSE Arca, Inc. The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The Fund is an actively managed exchange-traded fund (“ETF”). The Fund’s primary investment objective is to generate current income with a focus on preservation of capital. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in a portfolio of investment-grade debt securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities, including publicly-issued U.S. Treasury securities and mortgage-related securities. The Fund may also invest in ETFs that principally invest in such securities. The Fund’s investments in mortgage-related securities may include investments in fixed or adjustable-rate securities structured as “pass-through” securities and collateralized mortgage obligations, including residential and commercial mortgage-backed securities, stripped mortgage-backed securities and real estate mortgage investment conduits. The Fund will invest in mortgage-related securities issued or guaranteed by the U.S. government, its agencies (such as Ginnie Mae), and U.S. government-sponsored entities (such as Fannie Mae and Freddie Mac). The Fund may purchase government-sponsored mortgage-related securities in “to-be-announced” transactions (“TBA Transactions”), including mortgage dollar rolls. The Fund intends to enter into mortgage dollar rolls only with high quality securities dealers and banks, as determined by the Fund’s portfolio managers. In addition to its investment in securities issued or guaranteed by the U.S. government, its agencies and government-sponsored entities, the Fund may invest up to 20% of its net assets in other types of debt securities, including privately-issued, non-agency sponsored asset-backed and mortgage-related securities, futures contracts, options, swap agreements, cash and cash equivalents, and ETFs that invest principally in fixed income securities. Further, the Fund may enter into short sales as part of its overall portfolio management strategy, or to offset a potential decline in the value of a security; however, the Fund does not expect, under normal market conditions, to engage in short sales with respect to more than 30% of the value of its net assets. Although the Fund intends to invest primarily in investment grade securities, the Fund may invest up to 20% of its net assets in securities of any credit quality, including securities that are below investment grade, which are also known as high yield securities, or commonly referred to as “junk” bonds, or unrated securities that have not been judged by the portfolio managers to be of comparable quality to rated investment grade securities. In the case of a split rating between one or more of the nationally recognized statistical rating organizations, the Fund will consider the highest rating. Under normal market conditions, the portfolio managers will manage the Fund’s portfolio to have a weighted average effective duration of eight or more years.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the

Notes to Financial Statements (Continued)
First Trust Long Duration Opportunities ETF (LGOV)
October 31, 2023
Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
U.S. government securities, mortgage-backed securities, asset-backed securities, and other debt securities are fair valued on the basis of valuations provided by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
 1)
benchmark yields;
 2)
reported trades;
 3)
broker/dealer quotes;
 4)
issuer spreads;
 5)
benchmark securities;
 6)
bids and offers; and
 7)
reference data including market research publications.
Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Shares of open-end funds are valued based on NAV per share.
Exchange-traded futures contracts are valued at the end of the day settlement price.
Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are valued at the mean of their most recent bid and ask price, if both are available. Options contracts traded in the over-the-counter market may be valued as follows, depending on the market in which the investment trades: (1) the mean of the most recent bid and ask price, if available; or (2) a price based on the equivalent exchange-traded option.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
 1)
the credit conditions in the relevant market and changes thereto;
 2)
the liquidity conditions in the relevant market and changes thereto;
 3)
the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
 4)
issuer-specific conditions (such as significant credit deterioration); and
 5)
any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will

Notes to Financial Statements (Continued)
First Trust Long Duration Opportunities ETF (LGOV)
October 31, 2023
differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the most recent price provided by a pricing service;
 2)
available market prices for the fixed-income security;
 3)
the fundamental business data relating to the borrower/issuer;
 4)
an evaluation of the forces which influence the market in which these securities are purchased and sold;
 5)
the type, size and cost of a security;
 6)
the financial statements of the borrower/issuer or the financial condition of the country of issue;
 7)
the credit quality and cash flow of the borrower/issuer, or country of issue, based on the Pricing Committee’s, sub-advisor’s or portfolio manager’s analysis, as applicable, or external analysis;
 8)
the information as to any transactions in or offers for the security;
 9)
the price and extent of public trading in similar securities of the borrower/issuer, or comparable companies;
10)
the coupon payments;
11)
the quality, value and salability of collateral, if any, securing the security;
12)
the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s/issuer’s management (for corporate debt only);
13)
the prospects for the borrower’s/issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and
14)
other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2023, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
The United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates the London Interbank Offered Rates (“LIBOR”), ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. The overnight and 12-month USD LIBOR settings permanently ceased as of June 30, 2023. The FCA announced that the 1-, 3- and 6-month USD LIBOR settings will continue to be published using a synthetic methodology to serve as a fallback for non-U.S. contracts until September 2024. In response to the discontinuation of LIBOR, investors have added fallback provisions to existing contracts for investments whose value is tied to LIBOR, with most fallback provisions requiring the adoption of the Secured Overnight Financing Rate (“SOFR”) as a replacement rate. There is no assurance that any alternative reference rate, including SOFR, will be similar to or

Notes to Financial Statements (Continued)
First Trust Long Duration Opportunities ETF (LGOV)
October 31, 2023
produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.
The Fund invests in interest-only securities. For these securities, if there is a change in the estimated cash flows, based on an evaluation of current information, then the estimated yield is adjusted. Additionally, if the evaluation of current information indicates a permanent impairment of the security, the cost basis of the security is written down and a loss is recognized. Debt obligations may be placed on non-accrual status and the related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At October 31, 2023, the Fund had no when-issued, delayed-delivery securities, or forward purchase commitments.
C. Short Sales
Short sales are utilized to manage interest rate and spread risk, and are transactions in which securities or other instruments (such as options, forwards, futures or other derivative contracts) are sold that are not currently owned in the Fund’s portfolio. When the Fund engages in a short sale, the Fund must borrow the security sold short and deliver the security to the counterparty. Short selling allows the Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The Fund is charged a fee or premium to borrow the securities sold short and is obligated to repay the lenders of the securities. Any dividends or interest that accrues on the securities during the period of the loan are due to the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon the termination of the short sale; which is effected by the Fund purchasing the security sold short and delivering the security to the lender. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Fund’s portfolio. The Fund is subject to the risk it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.
D. Futures Contracts
The Fund may purchase or sell (i.e., is long or short) exchange-listed futures contracts to hedge against  changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures contracts” on the Statement of Operations.
Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked-to-market daily with the change in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures contracts” on the Statement of Operations. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in “Variation margin” receivable or payable on the Statement of Assets and Liabilities. If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.
E. Options Contracts
In the normal course of pursuing its investment objective, the Fund may invest up to 20% of its net assets in derivative instruments in connection with hedging strategies. The Fund may invest in exchange-listed options on U.S. Treasury securities, exchange-listed options on U.S. Treasury futures contracts, exchange-listed U.S. Treasury futures contracts and exchange-listed options on secured

Notes to Financial Statements (Continued)
First Trust Long Duration Opportunities ETF (LGOV)
October 31, 2023
overnight financing rate futures contracts. The Fund uses derivative instruments primarily to hedge interest rate risk and actively manage interest rate exposure. The primary risk exposure is interest rate risk.
The Fund may purchase (buy) or write (sell) put and call options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option contract may be closed out by an offsetting purchase or sale of a futures option of the same series. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in “Options contracts written, at value” on the Statement of Assets and Liabilities. When the Fund purchases (buys) an option, the premium paid represents the cost of the option, which is included in “Premiums paid on options contracts purchased” on the Statement of Assets and Liabilities. Options are marked-to-market daily and their value is affected by changes in the value of the underlying security, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying securities, and the remaining time to the option’s expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or the trading volume diminishes.
The Fund uses options on futures contracts in connection with hedging strategies. Generally, these strategies are applied under the same market and market sector conditions in which the Fund uses put and call options on securities. The purchase of put options on futures contracts is analogous to the purchase of puts on securities so as to hedge the Fund’s securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a futures contract constitutes a partial hedge against declining prices of securities which are deliverable upon exercise of the futures contract. If the price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s holdings of securities. If the price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a futures contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire. Realized gains and losses on written options are included in “Net realized gain (loss) on written options contracts” on the Statement of Operations. Realized gains and losses on purchased options are included in “Net realized gain (loss) on purchased options contracts” on the Statement of Operations.
The Fund is required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. The Fund will pledge in a segregated account at the Fund’s custodian, liquid assets, such as cash, U.S. government securities or other high-grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be pledged in the segregated account whenever the total value of the pledged assets falls below the amount due on the underlying obligation.
The risks associated with the use of options on future contracts include the risk that the Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. The Fund’s successful use of options on futures contracts depends on the Advisor’s ability to correctly predict the movement in prices on futures contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the futures contract subject to option.
F. Interest-Only Securities
An interest-only security (“IO Security”) is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on the  Portfolio of Investments.
G. Principal-Only Securities
A principal-only security (“PO Security”) is the principal-only portion of a mortgage-backed security that does not receive any interest, is priced at a deep discount to its redemption value and ultimately receives the redemption value. Generally speaking, when

Notes to Financial Statements (Continued)
First Trust Long Duration Opportunities ETF (LGOV)
October 31, 2023
interest rates are falling and prepayment rates are increasing, the value of a PO Security will rise. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a PO Security will fall. These securities, if any, are identified on the Portfolio of Investments.
H. Stripped Mortgage-Backed Securities
Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security’s principal or interest payments. Mortgage-backed securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security known as an IO Security and all of the principal is distributed to holders of another type of security known as a PO Security. These securities, if any, are identified on the Portfolio of Investments.
I. Mortgage Dollar Rolls and TBA Transactions
The Fund may invest, without limitation, in mortgage dollar rolls. The Fund intends to enter into mortgage dollar rolls only with high quality securities dealers and banks, as determined by the Fund’s investment advisor. In a mortgage dollar roll, the Fund will sell (or buy) mortgage-backed securities for delivery on a specified date and simultaneously contract to repurchase (or sell) substantially similar (same type, coupon and maturity) securities on a future date. Mortgage dollar rolls are recorded as separate purchases and sales in the Fund. The Fund may also invest in TBA Transactions. A TBA Transaction is a method of trading mortgage-backed securities. TBA Transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA Transaction, the buyer and the seller agree on general trade parameters such as agency, settlement date, par amount and price.
J. Affiliated Transactions
The Fund invests in securities of affiliated funds. The Fund’s investment performance and risks are directly related to the investment performance and risks of the affiliated funds. Dividend income, if any, realized gains and losses, and change in appreciation (depreciation) from affiliated funds are presented on the Statement of Operations.
Amounts relating to these investments at October 31, 2023 and for the fiscal year then ended are as follows:

Security Name	Shares at 10/31/2023	Value at 10/31/2022	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 10/31/2023	Dividend Income
First Trust Intermediate Government Opportunities ETF	6,000	$—	$113,287	$—	$353	$—	$113,640	$—
K. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

Notes to Financial Statements (Continued)
First Trust Long Duration Opportunities ETF (LGOV)
October 31, 2023
The tax character of distributions paid during the fiscal years ended October 31, 2023 and 2022 was as follows:

Distributions paid from:	2023	2022
Ordinary income	$3,850,308	$459,443
Capital gains	—	—
Return of capital	195,568	36,043
As of October 31, 2023, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income	$—
Accumulated capital and other gain (loss)	(15,958,372)
Net unrealized appreciation (depreciation)	(17,009,016)
L. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2020, 2021, 2022, and 2023 remain open to federal and state audit. As of October 31, 2023, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2023, for federal income tax purposes, the Fund had $15,958,372 of capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to the Fund’s shareholders.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2023, the Fund had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2023, the adjustments for the Fund were as follows:

Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
$(587,829)	$589,436	$(1,607)

Notes to Financial Statements (Continued)
First Trust Long Duration Opportunities ETF (LGOV)
October 31, 2023
As of October 31, 2023, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$224,121,264	$71,266	$(17,080,282)	$(17,009,016)
M. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of the Fund’s assets and is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit, and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, pro rata share of fees and expenses attributable to investments in other investment companies (“acquired fund fees and expenses”), brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The annual unitary management fee payable by the Fund to First Trust for these services will be reduced at certain levels of the Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.65000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.63375%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.61750%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.60125%
Fund net assets greater than $10 billion	0.58500%
The Trust has multiple service agreements with The Bank of New York Mellon (“BNYM”). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund’s assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
The costs of purchases of U.S. Government securities and non-U.S. Government securities, excluding short-term investments and investments sold short, for the fiscal year ended October 31, 2023, were $309,585,179 and $113,287, respectively. The proceeds from

Notes to Financial Statements (Continued)
First Trust Long Duration Opportunities ETF (LGOV)
October 31, 2023
sales and paydowns of U.S. Government securities and non-U.S. Government securities, excluding short-term investments and investments sold short, for the fiscal year ended October 31, 2023 were $151,450,474 and $0, respectively. The cost of purchases to cover short sales and the proceeds of short sales were $29,512,935 and $29,512,829, respectively.
For the fiscal year ended October 31, 2023, the Fund had no in-kind transactions.
5. Derivative Transactions
The following table presents the types of derivatives held by the Fund at October 31, 2023, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.

		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Options contracts	Interest Rate Risk	Options contracts purchased, at value	$2,090,500	Options contracts written, at value	$167,781
Futures contracts	Interest Rate Risk	Unrealized appreciation on futures contracts*	5,022	Unrealized depreciation on futures contracts*	283,696

*
Includes cumulative appreciation/depreciation on futures contracts as reported in the Fund’s Portfolio of Investments. Only the current day’s variation margin is presented on the Statement of Assets and Liabilities.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2023, on derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

Statement of Operations Location
Interest Rate Risk Exposure
Net realized gain (loss) on:
Purchased options contracts	$(3,752,379)
Written options contracts	87,749
Futures contracts	(3,399,390)
Net change in unrealized appreciation (depreciation) on:
Purchased options contracts	(14,023)
Written options contracts	56,070
Futures contracts	(267,755)
During the fiscal year ended October 31, 2023, the notional value of futures contracts opened and closed were $345,069,413 and $316,961,471, respectively.
During the fiscal year ended October 31, 2023, the premiums for purchased options contracts opened were $21,014,158 and the premiums for purchased options contracts closed, exercised and expired were $19,095,182.
During the fiscal year ended October 31, 2023, the premiums for written options contracts opened were $3,268,930 and the premiums for written options contracts closed, exercised and expired were $3,055,548.
The Fund does not have the right to offset financial assets and financial liabilities related to futures and options contracts on the Statement of Assets and Liabilities.
6. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, the Fund publishes through the National

Notes to Financial Statements (Continued)
First Trust Long Duration Opportunities ETF (LGOV)
October 31, 2023
Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2025.
8. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund IV:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust Long Duration Opportunities ETF (the “Fund”), one of the funds constituting the First Trust Exchange-Traded Fund IV, as of October 31, 2023, the related statement of operations for the year then ended, the changes in net assets for each of the two years in the period then ended, the financial highlights for the years ended 2023, 2022, 2021, and 2020 and for the period from January 22, 2019 (commencement of investment operations) through October 31, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended, and the financial highlights for the years ended 2023, 2022, 2021, and 2020, and for the period from January 22, 2019 (commencement of investment operations) through October 31, 2019, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
December 19, 2023
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Long Duration Opportunities ETF (LGOV)
October 31, 2023 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
Distributions paid to foreign shareholders during the Fund’s fiscal year ended October 31, 2023 that were properly designated by the Fund as “interest-related dividends” or “short-term capital gain dividends,” may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended October 31, 2023, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not

Additional Information (Continued)
First Trust Long Duration Opportunities ETF (LGOV)
October 31, 2023 (Unaudited)
participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and

Additional Information (Continued)
First Trust Long Duration Opportunities ETF (LGOV)
October 31, 2023 (Unaudited)
it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the U.S. has resumed “reasonably” normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund’s shares and result in increased market volatility. During any such events, a fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund’s shares may widen.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Additional Information (Continued)
First Trust Long Duration Opportunities ETF (LGOV)
October 31, 2023 (Unaudited)
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
Preferred Securities Risk. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.
Valuation Risk. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions (sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots. If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.
NOT FDIC INSURED  NOT BANK GUARANTEED  MAY LOSE VALUE
Advisory Agreement
Board Considerations Regarding Approval of the Continuation of the Investment Management Agreement
The Board of Trustees of First Trust Exchange-Traded Fund IV (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust Long Duration Opportunities ETF (the “Fund”).  The Board approved the continuation of the Agreement for a one-year period ending June 30, 2024 at a meeting held on June 4–5, 2023.  The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements.  At meetings held on April 17, 2023 and June 4–5, 2023, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined:  the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program.  The Board reviewed initial materials with the Advisor at the meeting held on April 17, 2023, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor.  Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 4–5, 2023 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective.  The Board

Additional Information (Continued)
First Trust Long Duration Opportunities ETF (LGOV)
October 31, 2023 (Unaudited)
determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement.  The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement.  The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services.  The Board noted that the Fund is an actively-managed ETF and noted that the Advisor’s Securitized Products Group is responsible for the day-to-day management of the Fund’s investments.  The Board considered the background and experience of the members of the Securitized Products Group and noted the Board’s prior meetings with members of the Group.  The Board considered the Advisor’s statement that it applies the same oversight model internally with its Securitized Products Group as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review.  In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions.  The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund.  Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 17, 2023 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate schedule payable by the Fund under the Agreement for the services provided.  The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Agreement and interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any.  The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable.  Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point.  Based on the information provided, the Board noted that the total (net) expense ratio for the Fund was above the median total (net) expense ratio of the peer funds in the Expense Group.  With respect to the Expense Group, the Board, at the April 17, 2023 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors.  The Board took these limitations and differences into account in considering the peer data.  With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability.  In considering the unitary fee rate schedule overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund.  The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund.  The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2022 to the performance of the funds in the Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that the Fund underperformed the Performance Universe median for the one- and three-year periods ended December 31, 2022 and outperformed the benchmark index for the one- and three-year periods ended December 31, 2022.  The Board noted the Advisor’s discussion of the Fund’s performance at the April 17, 2023 meeting.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund at current asset levels and whether the Fund may benefit from any economies of scale.  The

Additional Information (Continued)
First Trust Long Duration Opportunities ETF (LGOV)
October 31, 2023 (Unaudited)
Board noted that the unitary fee rate schedule for the Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds.  The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff.  The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Fund.  The Board concluded that the unitary fee rate schedule for the Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels.  The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2022 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period.  The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable.  In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund.  The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Fund.  The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund.  No single factor was determinative in the Board’s analysis.
Remuneration
First Trust Advisors L.P. (“First Trust”) is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain funds it manages, including First Trust Long Duration Opportunities ETF (the “Fund”), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2022, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Funds is $28,224. This figure is comprised of $1,537 paid (or to be paid) in fixed compensation and $26,687 paid (or to be paid) in variable compensation. There were a total of 24 beneficiaries of the remuneration described above. Those amounts include $7,357 paid (or to be paid) to senior management of First Trust Advisors L.P. and $20,867 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Funds (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i.
to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii.
to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii.
to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Fund.

Additional Information (Continued)
First Trust Long Duration Opportunities ETF (LGOV)
October 31, 2023 (Unaudited)
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.

Board of Trustees and Officers
First Trust Long Duration Opportunities ETF (LGOV)
October 31, 2023 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.

Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Retired; Physician, Edward-Elmhurst Medical Group (2021 to September 2023); Physician and Officer, Wheaton Orthopedics (1990 to 2021)	254	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	Retired; President, ADM Investors Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	254
Director, National Futures
Association and ADMIS
Singapore Ltd.; Formerly,
Director of ADM Investor
Services, Inc., ADM Investor
Services International,
ADMIS Hong Kong Ltd., and
Futures Industry Association

Denise M. Keefe, Trustee (1964)	• Indefinite Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	254
Director and Board Chair of
Advocate Home Health
Services, Advocate Home
Care Products and Advocate
Hospice; Director and Board
Chair of Aurora At Home
(since 2018); Director of
Advocate Physician Partners
Accountable Care
Organization; Director of
RML Long Term Acute Care
Hospitals; Director of Senior
Helpers (since 2021); and
Director of MobileHelp
(since 2022)

Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	254	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	254	None
Bronwyn Wright, Trustee (1971)	• Indefinite Term • Since 2023	Independent Director to a number of Irish collective investment funds (2009 to Present); Various roles at international affiliates of Citibank (1994 to 2009), including Managing Director, Citibank Europe plc and Head of Securities and Fund Services, Citi Ireland (2007 to 2009)	229	None

Board of Trustees and Officers (Continued)
First Trust Long Duration Opportunities ETF (LGOV)
October 31, 2023 (Unaudited)
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INTERESTED TRUSTEE
James A. Bowen(1), Trustee, Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P., Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	254	None

Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since 2016
Managing Director and Chief Financial Officer, First Trust
Advisors L.P. and First Trust Portfolios L.P.; Chief Financial
Officer, BondWave LLC (Software Development Company) and
Stonebridge Advisors LLC (Investment Advisor)

Derek D. Maltbie (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2023
Senior Vice President, First Trust Advisors L.P. and First Trust
Portfolios L.P., July 2021 to Present. Previously, Vice President,
First Trust Advisors L.P. and First Trust Portfolios L.P., 2014 -
2021.

W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.

(1)
Mr. Bowen is deemed an “interested person” of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.
(2)
The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Long Duration Opportunities ETF (LGOV)
October 31, 2023 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•  Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•  Information about your transactions with us, our affiliates or others;
•  Information we receive from your inquiries by mail, e-mail or telephone; and
•  Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•  In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•  We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2023

First Trust Exchange-Traded Fund IV
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

Annual Report
For the Year Ended
October 31, 2023

First Trust Exchange-Traded Fund IV

First Trust Low Duration Opportunities ETF (LMBS)

First Trust Low Duration Opportunities ETF (LMBS)
Annual Report
October 31, 2023
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the “Trust”) described in this report (First Trust Low Duration Opportunities ETF; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary from the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Low Duration Opportunities ETF (LMBS)
Annual Letter from the Chairman and CEO
October 31, 2023
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Low Duration Opportunities ETF (the “Fund”), which contains detailed information about the Fund for the twelve months ended October 31, 2023.
The Bureau of Economic Analysis recently announced that U.S. real gross domestic product (“GDP”) grew by a staggering 4.9% in the third quarter of 2023 and is now up 2.9% on a year-over-year basis from where it stood in the third quarter of 2022. The most recent quarter’s GDP data represents the fastest growth rate for any quarter since 2014. Consumer spending, which rose by 4.0% over the period, was responsible for 2.7 percentage points of the total increase in GDP. Whether the consumer can keep up this pace of spending remains to be seen, especially given recent news that excess savings from the pandemic-era stimulus have likely been depleted. From a global perspective, the International Monetary Fund (“IMF”) notes that progress in fighting inflation has led to lower economic growth. In their October 2023 publication of the World Economic Outlook, the IMF projected that the growth in world economic output is expected to slow from 3.5% in 2022 to 2.9% in 2024. The economic growth in advanced economies is projected to plummet from 2.6% in 2022 to 1.4% in 2024.
In the notes to their September 2023 meeting, the Federal Open Market Committee revealed that they may need to keep interest rates “higher for longer” as they continue to battle stubbornly high inflation. As many investors are likely aware, a higher Federal Funds target rate can have deep implications for consumers, such as driving up the cost of borrowing for homes, automobiles, and other large purchases. The American consumer has yet to feel the full weight of those burdens, in my opinion. That said, the data reveals a different story among corporate America. S&P Global Market Intelligence reported that a total of 516 U.S. corporations filed for bankruptcy protection on a year-to-date basis through September 30, 2023, up from a total of 263 corporate bankruptcy filings over the same period last year. Higher interest rates and Treasury bond yields have also sapped demand for commercial property loans. Data from Trepp, LLC, a leading provider of data and analytics to the commercial real estate and banking markets, revealed that just $28.2 billion of loans converted into commercial mortgage-backed securities have been issued in 2023, the lowest figure since 2011.
The financial markets battled a myriad of headwinds over the past year, from geopolitical uncertainty resulting from war (the conflicts between Israel and Hamas and Russia and Ukraine), to slowing global economic growth and sticky inflation. Brian Wesbury, Chief Economist at First Trust, notes that a U.S. economic recession is likely to begin at some point early next year. While calls for a recession may concern some investors, the following may offer solace. Data from Bloomberg reveals that the S&P 500® Index has posted positive total returns over the 3-year period following every recession since 1948.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Low Duration Opportunities ETF (LMBS)
The primary investment objective of the First Trust Low Duration Opportunities ETF (the “Fund”) is to generate current income. The Fund’s secondary investment objective is to provide capital appreciation. The Fund is an actively managed exchange-traded fund. First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the advisor. James Snyder, Jeremiah Charles and Owen Aronson are the Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund’s investment portfolio.
Under normal market conditions, the Fund will seek to achieve its investment objectives by investing at least 60% of its net assets (including investment borrowings) in mortgage-related debt securities and other mortgage-related instruments (collectively, “Mortgage-Related Investments”). The Fund normally expects to invest in Mortgage-Related Investments tied to residential and commercial mortgages. Mortgage-Related Investments consist of: (1) residential mortgage-backed securities (RMBS); (2) commercial mortgage-backed securities (CMBS); (3) stripped mortgage-backed securities (SMBS), which are mortgage-backed securities where mortgage payments are divided up between paying the loan’s principal and paying the loan’s interest; and (4) collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs) where they are divided into multiple classes with each class being entitled to a different share of the principal and/or interest payments received from the pool of underlying assets. The Fund will limit its investment in Mortgage-Related Investments that are neither issued nor guaranteed by the U.S. government, its agencies or instrumentalities to 20% of its net assets (including investment borrowings). The Fund may invest up to 40% of its net assets (including investment borrowings), in the aggregate, in (i) cash, cash equivalents and short-term investments and (ii) non-mortgage direct obligations of the U.S. government and other non-mortgage securities issued and/or guaranteed by the U.S. government or its agencies or instrumentalities, or U.S. government-sponsored entities (collectively, “Government Entities”). The Fund may also invest up to 5% of its net assets (including investment borrowings) in asset-backed securities (“ABS”) (other than Mortgage-Related Investments) that are not issued and/or guaranteed by Government Entities. However, the Fund’s investments in (a) Mortgage-Related Investments that are not issued and/or guaranteed by Government Entities and (b) ABS may not, in the aggregate, exceed 20% of the Fund’s net assets (including investment borrowings). Although the Fund intends to invest primarily in investment grade securities, the Fund may invest up to 20% of its net assets (including investment borrowings) in securities of any credit quality, including securities that are below investment grade, which are also known as high yield securities, or commonly referred to as “junk” bonds, or unrated securities that have not been judged by the advisor to be of comparable quality to rated investment grade securities.

Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 10/31/23	5 Years Ended 10/31/23	Inception (11/4/14) to 10/31/23	5 Years Ended 10/31/23	Inception (11/4/14) to 10/31/23
Fund Performance
NAV	3.29%	0.88%	1.93%	4.48%	18.78%
Market Price	3.50%	0.85%	1.93%	4.32%	18.74%
Index Performance
ICE BofA 1-5 Year US Treasury & Agency Index	2.45%	0.93%	0.82%	4.72%	7.57%
Total returns for the period since inception are calculated from the inception date of the Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under Securities and Exchange Commission rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Prior to January 1, 2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund’s NAV was calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

Fund Performance Overview (Unaudited) (Continued)
First Trust Low Duration Opportunities ETF (LMBS) (Continued)
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

Fund Allocation	% of Net Assets
U.S. Government Agency Mortgage-Backed Securities	82.4%
Mortgage-Backed Securities	12.4
U.S. Government Bonds and Notes	5.0
Asset-Backed Securities	3.5
Exchange-Traded Funds	0.0(1)
U.S. Treasury Bills	10.6
Money Market Funds	1.7
Purchased Options	0.0(1)
U.S. Government Agency Mortgage-Backed Securities Sold Short	(6.5)
Written Options	(0.7)
Net Other Assets and Liabilities(2)	(8.4)
Total	100.0%

Credit Quality(3)	% of Total Long Fixed-Income Investments, Cash & Cash Equivalents(4)
Government & Agency	84.5%
AAA	2.5
AA+	0.2
AA	0.4
AA-	0.5
A+	0.0(1)
BBB	0.1
BB+	0.3
B-	0.0(1)
NR	9.8
Cash & Cash Equivalents	1.7
Total	100.0%

Top Ten Holdings	% of Fixed-Income Investments(4)
Federal National Mortgage Association, Pool TBA, 6.00%, 12/15/53	7.4%
Federal National Mortgage Association, Pool TBA, 5.00%, 12/15/53	2.7
Federal National Mortgage Association, Pool TBA, 5.50%, 12/15/53	2.4
U.S. Treasury Note, 4.63%, 10/15/26	2.1
Federal National Mortgage Association, Pool FM3003, 4.00%, 05/01/49	1.8
U.S. Treasury Bill, 0.00%, 09/05/24	1.7
Federal National Mortgage Association, Pool FM2972, 4.00%, 12/01/44	1.6
U.S. Treasury Bill, 0.00%, 05/16/24	1.6
U.S. Treasury Note, 2.50%, 05/31/24	1.4
U.S. Treasury Bill, 0.00%, 03/21/24	1.1
Total	23.8%

Weighted Average Effective Net Duration
October 31, 2023	2.64 Years
High - June 30, 2023	2.82 Years
Low - November 30, 2022	1.81 Years

(1)	Amount is less than 0.1%.
(2)	Includes variation margin on futures contracts.
(3)
The ratings are by S&P Global Ratings. A credit rating is an assessment provided by a nationally recognized statistical rating organization
(NRSRO) of the creditworthiness of an issuer with respect to debt obligations. Ratings are measured highest to lowest on a scale that generally ranges from AAA to D for long-term ratings and A-1+ to C for short-term ratings. Investment grade is defined as those issuers that have a long-
term credit rating of BBB- or higher or a short-term credit rating of A-3 or higher. The credit ratings shown relate to the credit worthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. U.S. Treasury and U.S. Agency mortgage-backed securities appear under “Government & Agency.” Credit ratings are subject to change.

(4)	Percentages are based on the long positions only. Money market funds and short positions are excluded.

Fund Performance Overview (Unaudited) (Continued)
First Trust Low Duration Opportunities ETF (LMBS) (Continued)

Performance of a $10,000 Initial Investment
November 4, 2014 - October 31, 2023
$13,000
$12,000
$11,000
$10,000
$9,000
11/4/14
4/30/15
10/31/15
4/30/16
10/31/16
4/30/17
10/31/17
4/30/18
10/31/18
4/30/19
10/31/19
4/30/20
10/31/20
4/30/21
10/31/21
4/30/22
10/31/22
4/30/23
10/31/23
$11,878
$10,757
First Trust Low Duration Opportunities ETF
ICE BofA 1-5 Year US Treasury & Agency Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the index
does not actually hold a portfolio of securities
and therefore does not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.
Performance in securitized product investment
strategies can be impacted from the benefits of
purchasing odd lot positions. The impact of
these investments can be particularly
meaningful when funds have limited assets
under management and may not be a
sustainable source of performance as a fund
grows in size.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at  https://www.ftportfolios.com/Retail/etf/home.aspx.

Portfolio Commentary
First Trust Low Duration Opportunities ETF (LMBS)
Annual Report
October 31, 2023 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) is the investment advisor to the First Trust Low Duration Opportunities ETF (the “Fund” or “LMBS”). First Trust is responsible for the selection and ongoing monitoring of the investments in the Fund’s portfolio and certain other services necessary for the management of the portfolio.
Portfolio Management Team
The following persons serve as portfolio managers of the Fund:
James Snyder – Senior Vice President and Senior Portfolio Manager
Jeremiah Charles – Senior Vice President and Senior Portfolio Manager
Owen Aronson – Senior Investment Analyst and Portfolio Manager
The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Messrs. Snyder and Charles have served as part of the portfolio management team of the Fund since 2014 and Mr. Aronson since June 2023.
Commentary
Market Recap
The 12-month period ended October 31, 2023 began with markets under considerable strain as the Federal Reserve (the “Fed”) continued with its aggressive interest rate hiking campaign to combat soaring inflation. With volatility high and liquidity challenged as bond market participants suffered through outflows, bond market spreads remained under pressure. The market began to once again price in just how quickly inflation would cool, and how quickly the Fed would be “forced” to cut rates, just as the market incorrectly had done several times over the preceding year. Contrary to the market belief however, the labor market showed significant strength, and the Fed stood resolute pushing yields on the front end north of 5% in early March 2023, putting significant pressure on an already inverted curve, until it all unraveled mere days later as the first of the large banks, Silicon Valley Bank (“SVB”), began to fail. Front end Treasury yields plunged, which saw the 2-Year Treasury yield fall from 5.07% to sub 4%, while spreads gapped wider, with Option-Adjusted Spreads (“OAS”) on Agency mortgage-backed securities (“MBS”) widening approximately 20 basis points (“bps”), almost immediately. Ultimately the Federal Deposit Insurance Corporation took control of two banks, SVB, and Signature Bank, and eventually liquidated nearly $100 billion worth of high-quality bond assets. As markets found their footing following these relatively contained bank failures, the labor market remained stubbornly robust. Despite many forecasts the housing market, and even the broader economy, have shown significant resilience in spite of the proverbial Fed punchbowl being removed. As such, front end Treasury yields began to climb back toward 5% once again and it would not take long for the longer maturity segment of the yield curve to follow suit. We believe the market was simply wrong on its call for the timing of a recession. As this resilient, and sometimes robust, economic data came in, the market was forced to push back its call on the timing of interest rate cuts. After all, the Fed had not even stopped hiking. This change has reshaped the term “premium” across the curve. Couple that with a newly acquired market appreciation for just how poorly managed we believe the fiscal house of the United States continues to be post-pandemic, and the next, and perhaps even the final, stage of the ongoing bear market in rates made its appearance known. Volatility remained high. Spreads remained wide relative to historical data. The 2-Year Treasury yield breached 5%. The 30-Year Treasury yield breached 5%. Agency MBS spreads breached the 80 bps OAS level, with nominal spreads setting multi-decade wides near 180 bps. While the market is off these highs in rates, and wides in MBS spreads, it seems like a new world in fixed income relative to the post-Great Financial Crisis of 2008 era, which was defined by heavy handed government intervention and artificially suppressed volatility. Yes, we believe it is safe to say that the aggressive campaign the Fed was forced to undertake when it was too late to respond to the impending inflation debacle helped cause the banking issues and subsequent fallout. Less talked about however, is the importance of understanding the duration gap, and convexity embedded in a bond portfolio. These issues have been front and center in bond portfolios for the last 24 months as rates have risen so significantly in such a short amount of time. We believe that the ability to understand and manage these risks, properly and with skill, has never been more important.
Performance Analysis
For the 12-month period ended October 31, 2023, the Fund returned 3.29% on a net asset value (“NAV”) basis, net of fees.
For the same period, the ICE BofA 1-5 Year U.S. Treasury & Agency Index (the “Index”) returned 2.45%. On a NAV basis, the Fund outperformed the Index by 84 bps, net of fees.

Portfolio Commentary (Continued)
First Trust Low Duration Opportunities ETF (LMBS)
Annual Report
October 31, 2023 (Unaudited)
The duration profile of the Fund is always very actively managed relative to economic conditions and the relative term structure of interest rates. As such, managing through a fiscal year of heightened levels of interest rate volatility, a continued hawkish Fed, and market impacts associated with banking failures, this risk managed approach to rates proved to be beneficial to the Fund. Additionally, nearing the tail end of the fiscal year, a strategic decision was made to extend its duration in excess of the Index, as bond market yields priced at levels not experienced in well over a decade. Generally speaking, the Fund is structurally positioned with meaningful positions in Agency MBS, while running against an Index comprised of predominantly U.S. Treasuries. Given this, to the extent that MBS spreads widen on the year, the Fund may underperform, and conversely, if MBS spreads were to tighten, the Fund may outperform. Over the fiscal period, OAS on Agency MBS blew out, widening from about 50 bps at the start of the year to close near 90 bps. While this would normally be quite detrimental, the Fund’s active risk management of spread beta using MBS “To-Be-Announced” securities shorts, volatility and rate management using options on Treasury futures, and opportunistic security selection and sub-sector rotations, the Fund was able to weather the storm and drive significant alpha. As a reminder, to help manage the overall duration profile, the Fund does utilize derivatives, predominantly in Treasury futures and options. The Fund uses these in both long and short positions, to manage both its overall interest rate exposure and its key rate or duration exposure by maturity point along the yield curve. The Fund is typically short Treasury futures to offset the duration from the long MBS holdings. Since the Fund uses futures in such a way, and interest rates were higher over the year, the use of futures proved beneficial to the relative performance of the Fund.
Market and Fund Outlook
In the Fed tightening cycle of 2004-2006 and subsequent pause, the funding rate peaked in early October 2007. It had been 2+ years of consistent Fed funds rate tightening but at a much slower rate than the recent cycle. Unlike that period, most homeowners of today locked into long dated mortgages and the loan underwriting of housing has been vastly superior to that deployed nearly two decades ago. The tsunami that hit the mortgage market and banks that were leveraged to it in the 2007-2009 period does not exist, in our estimation, in this cycle, and, as such, the economy remains very resilient to the Fed’s interest rate increases. Further, corporations are also not exposed in the very near term to significant funding cost increases, we believe. The implications are that the Fed’s expectation of the economy’s reaction function to its rate increases has been significantly overestimated leading it to the necessity of raising rates further than most market participants or the Fed itself would have expected necessary. So, in this world, with less sensitivity to interest rate rises and healthy U.S. hiring, where is the forward economic contraction going to come from? In short, how does this cycle end? We think the answer lies in both the government and U.S. corporations and interestingly, we believe it is likely to have similar timing as the cycle two decades ago. We believe there will be three sources of future U.S. contraction that are baked in, and all of them highly foreseeable. First, corporations will likely start to see their funding costs go up as new projects become more expensive, but also starting in 2025, we believe we will see meaningful amounts of corporate debt that need to be refinanced and now at much higher costs. Second, there will likely be cost pressures on U.S. corporations at full U.S. employment as workers’ look to recoup real wage losses experienced over the last several years as wages did not keep pace with inflation amidst government spending and Fed quantitative easing. We anticipate this financial pressure will negatively impact the economy but will be and has been more delayed in timing this cycle than prior ones. Lastly, and likely the most important fact is the U.S. government’s debt as a percentage of gross domestic product is much higher than any other period in modern US history short of the height of the pandemic when the country was shut down. Further, funding costs were near zero in the pandemic but now are approximately 400 to 500 plus basis points higher across the government’s borrowing maturities. In short, current U.S. government interest costs are much higher than the last 25 years and are comparable to those in the 1980s through late 1990s when U.S. inflation was much higher. In earlier periods however, entitlement programs were in much better shape such that very large tax increases, spending cuts or both were less necessary than today. We believe the contraction is coming; the timing is not as clear, but it is inevitable, in our opinion. The continued rise in U.S. Treasury longer maturity interest rates (10 years and longer) indicates there is little place for anyone borrowing to hide, least of all the U.S. government. We believe a recession is likely in our future, and one only needs to wait for the foreseeable events to play out.
We remain strategic, and we remain committed to finding value across the various sectors of the mortgage and securitized market. Given the massive increase in rates over the last 24 months, we have elected to manage the Fund near the Index’s duration as interest rate duration risks feel more balanced and perhaps at 5%, more skewed to go lower. We are buyers all along the term spectrum of the U.S. yield curve, and specifically will look to extend duration if the long maturity sector moves toward and through 5.0 % yield levels. To us, these real yield levels compensate us adequately for the inflation risk and equally importantly the expected slow-down in the U.S. economy. As mentioned above, we expect any further interest rate rises from here to hinder growth and more likely over a strategic period to push interest rates lower. We remain committed to actively managing the convexity component in the portfolio and will look to continue to manage the Fund to a stable duration target; meaning we do not wish to extend in duration as rates rise, and

Portfolio Commentary (Continued)
First Trust Low Duration Opportunities ETF (LMBS)
Annual Report
October 31, 2023 (Unaudited)
conversely, and at this point in the cycle, most importantly, we do not want to shorten or lose duration into a rally. From an asset allocation perspective, we plan to continue to opportunistically position select Non-Agency commercial mortgage-backed securities (“CMBS”), residential mortgage-backed securities and Agency MBS opportunities that the managers find to be attractively priced in the short to intermediate part of the curve, while capturing intermediate and longer maturity opportunities in Agency MBS and Agency CMBS.

First Trust Low Duration Opportunities ETF (LMBS)
Understanding Your Fund Expenses
October 31, 2023 (Unaudited)
As a shareholder of First Trust Low Duration Opportunities ETF (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2023.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Annualized Expense Ratio Based on the Six-Month Period (a)	Expenses Paid During the Six-Month Period (a) (b)
First Trust Low Duration Opportunities ETF (LMBS)
Actual	$1,000.00	$992.20	0.64%	$3.21
Hypothetical (5% return before expenses)	$1,000.00	$1,021.98	0.64%	$3.26

(a)	Annualized expense ratio and expenses paid during the six-month period do not include fees and expenses of the underlying funds in which the Fund invests.
(b)
Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (May 1, 2023 through October 31, 2023), multiplied by 184/365 (to reflect the six-month period).

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments
October 31, 2023

Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 82.4%
	Collateralized Mortgage Obligations — 31.6%
	Federal Home Loan Mortgage Corporation
$453	Series 1993-1630, Class PK	6.00%	11/15/23	$452
5,566	Series 1994-1710, Class G, 30 Day Average SOFR + CSA + 1.50% (a)	6.93%	04/15/24	5,575
703	Series 1998-2089, Class PJ, IO	7.00%	10/15/28	52
2,801	Series 1998-2102, Class Z	6.00%	12/15/28	2,779
755	Series 2002-2405, Class BF	7.00%	03/25/24	751
150,747	Series 2002-2410, Class OG	6.38%	02/15/32	150,254
94,885	Series 2002-2437, Class SA, IO, (30 Day Average SOFR + CSA) ×-1+ 7.90% (b)	2.47%	01/15/29	3,738
138,226	Series 2003-2557, Class HL	5.30%	01/15/33	134,696
85,828	Series 2003-2564, Class AC	5.50%	02/15/33	84,191
212,395	Series 2003-2574, Class PE	5.50%	02/15/33	208,276
87,944	Series 2003-2577, Class LI, IO	5.50%	02/15/33	10,731
714,000	Series 2003-2581, Class LL	5.25%	03/15/33	693,566
16,446	Series 2003-2597, Class AE	5.50%	04/15/33	16,183
1,025,000	Series 2003-2613, Class LL	5.00%	05/15/33	988,224
275,813	Series 2003-2626, Class ZW	5.00%	06/15/33	257,159
601,273	Series 2003-2626, Class ZX	5.00%	06/15/33	511,691
245,855	Series 2004-2793, Class PE	5.00%	05/15/34	237,846
681,695	Series 2004-2891, Class ZA	6.50%	11/15/34	691,390
236,517	Series 2004-2907, Class DZ	4.00%	12/15/34	219,382
785,000	Series 2005-2973, Class GE	5.50%	05/15/35	752,468
92,154	Series 2005-3031, Class BI, IO, (30 Day Average SOFR + CSA) ×-1+ 6.69% (b)	1.26%	08/15/35	6,159
1,888,489	Series 2005-3054, Class ZW	6.00%	10/15/35	1,863,625
24,056	Series 2005-3074, Class ZH	5.50%	11/15/35	22,505
151,201	Series 2006-243, Class 11, IO, STRIPS (c)	7.00%	08/15/36	21,987
74,288	Series 2006-3117, Class ZU	6.00%	02/15/36	73,189
3,042,934	Series 2006-3196, Class ZK	6.50%	04/15/32	3,081,895
27,182	Series 2007-3274, Class B	6.00%	02/15/37	26,683
166,318	Series 2007-3322, Class NF, 30 Day Average SOFR ×2,566.67+ CSA - 16,683.33%, 0.00% Floor (a)	0.00%	05/15/37	143,606
32,244	Series 2007-3340, Class PF, 30 Day Average SOFR + CSA + 0.30% (a)	5.73%	07/15/37	31,240
64,737	Series 2007-3360, Class CB	5.50%	08/15/37	62,312
56,976	Series 2007-3380, Class FS, 30 Day Average SOFR + CSA + 0.35% (a)	5.78%	11/15/36	54,885
145,187	Series 2008-3406, Class B	6.00%	01/15/38	142,662
79,713	Series 2008-3413, Class B	5.50%	04/15/37	76,608
165,682	Series 2008-3420, Class AZ	5.50%	02/15/38	157,894
139,484	Series 2008-3448, Class SA, IO, (30 Day Average SOFR + CSA) ×-1+ 6.05% (b)	0.62%	05/15/38	368
1,331,875	Series 2009-3542, Class ZP	5.00%	06/15/39	1,274,641
177,000	Series 2009-3550, Class LL	4.50%	07/15/39	163,741
811,047	Series 2009-3563, Class ZP	5.00%	08/15/39	760,919
1,008,075	Series 2009-3572, Class JS, IO, (30 Day Average SOFR + CSA) ×-1+ 6.80% (b)	1.37%	09/15/39	47,273
36,190	Series 2009-3585, Class QZ	5.00%	08/15/39	28,139
94,762	Series 2009-3587, Class FX, 30 Day Average SOFR + CSA + 0.00% (a)	5.43%	12/15/37	84,592
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Federal Home Loan Mortgage Corporation (Continued)
$370,221	Series 2009-3593, Class F, 30 Day Average SOFR + CSA + 0.50% (a)	5.43%	03/15/36	$359,744
1,036,566	Series 2009-3605, Class NC	5.50%	06/15/37	1,014,100
475,022	Series 2010-3622, Class PB	5.00%	01/15/40	458,532
107,000	Series 2010-3645, Class WD	4.50%	02/15/40	98,908
483,257	Series 2010-3667, Class PL	5.00%	05/15/40	452,932
45,922	Series 2010-3699, Class FD, 30 Day Average SOFR + CSA + 0.60% (a)	6.03%	07/15/40	45,211
216,416	Series 2010-3704, Class ED	4.00%	12/15/36	213,293
550,000	Series 2010-3714, Class PB	4.75%	08/15/40	509,088
181,198	Series 2010-3735, Class IK, IO	3.50%	10/15/25	3,834
53,760	Series 2010-3735, Class JI, IO	4.50%	10/15/30	4,792
185,360	Series 2010-3740, Class SC, IO, (30 Day Average SOFR + CSA) ×-1+ 6.00% (b)	0.57%	10/15/40	12,375
160,169	Series 2010-3770, Class GZ	4.50%	10/15/40	124,001
600,000	Series 2011-3796, Class PB	5.00%	01/15/41	585,167
300,000	Series 2011-3820, Class NC	4.50%	03/15/41	276,779
1,387,000	Series 2011-3895, Class PW	4.50%	07/15/41	1,292,287
1,964,685	Series 2011-3925, Class ZD	4.50%	09/15/41	1,721,940
7,693,899	Series 2011-3954, Class GS, IO, (30 Day Average SOFR + CSA) ×-1+ 6.00% (b)	0.57%	11/15/41	546,994
298,444	Series 2012-267, Class S5, IO, STRIPS, (30 Day Average SOFR + CSA) ×-1+ 6.00% (b)	0.57%	08/15/42	16,331
6,085,173	Series 2012-276, Class S5, IO, STRIPS, (30 Day Average SOFR + CSA) ×-1+ 6.00% (b)	0.57%	09/15/42	449,893
336,525	Series 2012-3999, Class WA (c)	5.55%	08/15/40	325,396
1,878,000	Series 2012-4000, Class PY	4.50%	02/15/42	1,603,418
23,090	Series 2012-4012, Class GC	3.50%	06/15/40	22,296
20,433	Series 2012-4015, Class KB	1.75%	05/15/41	17,902
176,460	Series 2012-4021, Class IP, IO	3.00%	03/15/27	5,656
1,203,719	Series 2012-4026, Class GZ	4.50%	04/15/42	983,919
272,282	Series 2012-4030, Class IL, IO	3.50%	04/15/27	8,310
528,982	Series 2012-4054, Class AI, IO	3.00%	04/15/27	14,258
702,481	Series 2012-4090, Class YZ	4.50%	08/15/42	519,365
23,334	Series 2012-4097, Class ES, IO, (30 Day Average SOFR + CSA) ×-1+ 6.10% (b)	0.67%	08/15/42	1,761
2,261,518	Series 2012-4097, Class SA, IO, (30 Day Average SOFR + CSA) ×-1+ 6.05% (b)	0.62%	08/15/42	175,677
2,447,000	Series 2012-4098, Class PE	4.00%	08/15/42	1,888,549
173,947	Series 2012-4103, Class HI, IO	3.00%	09/15/27	6,490
27,340	Series 2012-4116, Class AS, IO, (30 Day Average SOFR + CSA) ×-1+ 6.15% (b)	0.72%	10/15/42	2,235
643,981	Series 2012-4121, Class HI, IO	3.50%	10/15/27	24,529
1,071,721	Series 2012-4132, Class AI, IO	4.00%	10/15/42	179,186
258,946	Series 2012-4136, Class TU, IO, (30 Day Average SOFR + CSA) ×-22.50+ 139.5%, 4.50% Cap (b)	4.50%	08/15/42	41,041
230,156	Series 2012-4145, Class YI, IO	3.00%	12/15/27	8,538
194,957	Series 2013-299, Class S1, IO, STRIPS, (30 Day Average SOFR + CSA) ×-1+ 6.00% (b)	0.57%	01/15/43	14,517
188,463	Series 2013-303, Class C2, IO, STRIPS	3.50%	01/15/28	7,775
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Federal Home Loan Mortgage Corporation (Continued)
$118,513	Series 2013-304, Class C37, IO, STRIPS	3.50%	12/15/27	$4,309
487,628	Series 2013-304, Class C40, IO, STRIPS	3.50%	09/15/26	14,433
542,209	Series 2013-4151, Class DI, IO	3.50%	11/15/31	13,776
1,773,404	Series 2013-4154, Class IB, IO	3.50%	01/15/28	71,190
7,068,044	Series 2013-4170, Class CO, PO	(d)	11/15/32	5,769,035
905,000	Series 2013-4176, Class HE	4.00%	03/15/43	731,041
732,650	Series 2013-4177, Class GL	3.00%	03/15/33	642,985
2,278,064	Series 2013-4193, Class AI, IO	3.00%	04/15/28	100,197
826,035	Series 2013-4193, Class PB	4.00%	04/15/43	662,769
14,391,500	Series 2013-4199, Class BZ	3.50%	05/15/43	12,099,616
500,000	Series 2013-4211, Class PB	3.00%	05/15/43	384,217
14,324,079	Series 2013-4218, Class ZK	2.50%	02/15/43	9,853,015
5,388,000	Series 2013-4224, Class ME	4.00%	07/15/43	4,439,981
11,838	Series 2013-4226, Class NS, (30 Day Average SOFR + CSA) × -3+ 10.50%, 0.00% Floor (b)	0.00%	01/15/43	4,998
1,450,000	Series 2013-4247, Class AY	4.50%	09/15/43	1,262,796
85,700	Series 2013-4265, Class IB, IO	4.50%	12/15/24	1,057
4,115,193	Series 2014-4316, Class XZ	4.50%	03/15/44	3,755,213
8,213,768	Series 2014-4329, Class VZ	4.00%	04/15/44	7,373,221
1,934,431	Series 2014-4387, Class IE, IO	2.50%	11/15/28	65,263
13,303,171	Series 2015-4499, Class CZ	3.50%	08/15/45	10,179,035
418,953	Series 2015-4512, Class W (c) (e)	5.40%	05/15/38	402,253
68,651	Series 2015-4520, Class AI, IO	3.50%	10/15/35	6,989
66,726	Series 2015-4522, Class JZ	2.00%	01/15/45	65,655
290,817	Series 2016-4546, Class PZ	4.00%	12/15/45	181,529
492,281	Series 2016-4546, Class ZT	4.00%	01/15/46	303,664
4,998,610	Series 2016-4559, Class LI, IO	2.50%	03/15/31	292,092
151,109	Series 2016-4568, Class MZ	4.00%	04/15/46	87,900
9,762,692	Series 2016-4570, Class ST, IO, (30 Day Average SOFR + CSA) ×-1+ 6.00% (b)	0.57%	04/15/46	755,340
3,576,293	Series 2016-4572, Class LI, IO	4.00%	08/15/45	565,065
7,406,140	Series 2016-4587, Class ZH	4.00%	03/15/44	6,293,182
1,040,648	Series 2016-4591, Class GI, IO	4.00%	12/15/44	152,663
771,702	Series 2016-4600, Class WT	3.50%	07/15/36	634,357
136,619	Series 2016-4605, Class KS, (30 Day Average SOFR + CSA) × -1.57+ 4.71%, 0.00% Floor (b)	0.00%	08/15/43	71,416
169,065	Series 2016-4609, Class YI, IO	4.00%	04/15/54	7,590
600,000	Series 2017-4681, Class JY	2.50%	05/15/47	436,338
2,631,349	Series 2018-4774, Class SL, IO, (30 Day Average SOFR + CSA) ×-1+ 6.20% (b)	0.77%	04/15/48	228,126
4,099,276	Series 2018-4826, Class ME	3.50%	09/15/48	3,515,305
2,518,723	Series 2018-4833, Class PY	4.00%	10/15/48	2,208,660
3,396,582	Series 2019-4872, Class BZ	4.00%	04/15/49	2,559,704
6,075,248	Series 2019-4910, Class SA, IO, (30 Day Average SOFR + CSA) ×-1+ 6.05% (b)	0.62%	06/15/49	700,256
9,997,923	Series 2019-4919, Class FP, 30 Day Average SOFR + CSA + 0.45% (a)	5.89%	09/25/49	9,481,149
10,214,505	Series 2019-4928, Class F, 30 Day Average SOFR + CSA + 0.50% (a)	5.94%	11/25/49	9,715,297
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Federal Home Loan Mortgage Corporation (Continued)
$7,761,056	Series 2019-4938, Class BS, IO, (30 Day Average SOFR + CSA) ×-1+ 6.00% (b)	0.56%	12/25/49	$640,430
8,570,774	Series 2019-4943, Class NS, IO, (30 Day Average SOFR + CSA) ×-1+ 6.00% (b)	0.56%	01/25/50	1,133,874
2,515,155	Series 2020-4974, Class IA, IO	3.50%	12/25/49	626,450
37,603,895	Series 2020-4991, Class DA	2.00%	02/25/44	33,461,796
36,130,708	Series 2020-5001, Class A	2.00%	01/25/45	31,393,611
37,979,867	Series 2020-5004, Class F, 30 Day Average SOFR + CSA + 0.35% (a)	5.79%	07/25/50	35,623,273
12,605,005	Series 2020-5034, Class IO, IO (c)		10/15/45	640,348
17,823,386	Series 2020-5045, Class AF, 30 Day Average SOFR + 0.25% (a)	5.57%	11/25/50	16,452,388
18,073,446	Series 2020-5045, Class BF, 30 Day Average SOFR + 0.30% (a)	5.62%	11/25/50	16,726,910
8,815,818	Series 2021-5178, Class HL	2.00%	01/25/52	5,025,195
11,997,895	Series 2022-5208, Class HZ	3.50%	03/25/52	8,799,069
14,011,015	Series 2022-5208, Class Z	3.00%	04/25/52	9,376,834
9,750,000	Series 2022-5210, Class LB	3.00%	08/25/50	6,690,003
12,541,722	Series 2022-5220, Class KZ	4.00%	02/25/51	9,969,078
6,547,491	Series 2022-5221, Class VE	3.50%	07/25/33	5,880,619
33,673,000	Series 2022-5221, Class YC	4.00%	05/25/52	27,529,550
5,133,112	Series 2022-5222, Class BZ	3.50%	05/25/37	4,331,787
7,417,419	Series 2022-5222, Class DP	3.25%	05/25/52	6,662,213
13,544,511	Series 2022-5224, Class DZ	4.00%	04/25/52	10,615,248
10,998,865	Series 2022-5225, Class HZ	4.00%	08/25/51	7,933,067
14,644,651	Series 2022-5225, Class NZ	4.00%	05/25/52	10,680,468
8,576,987	Series 2022-5228, Class DZ	4.50%	06/25/52	6,567,176
8,917,916	Series 2022-5230, Class DL	3.50%	09/25/44	6,800,995
9,012,230	Series 2022-5232, Class GO, PO	(d)	08/25/51	4,752,296
8,839,355	Series 2022-5255, Class KZ	4.00%	09/25/52	6,705,642
7,871,994	Series 2022-5270, Class AL	3.00%	11/25/48	5,097,621
	Federal National Mortgage Association Grantor Trust
1,758,141	Series 2005-T1, Class A1, 1 Mo. LIBOR + 0.40%, 5.41% Cap (a)	5.41%	05/25/35	1,646,618
17,204,056	Series 2022-23, Class EZ	3.00%	03/25/52	9,276,052
	Federal National Mortgage Association
98	Series 1993-230, Class FA, 30 Day Average SOFR + CSA + 0.60% (a)	6.04%	12/25/23	98
3,189	Series 1994-61, Class FG, 30 Day Average SOFR + CSA + 1.50% (a)	6.94%	04/25/24	3,193
11,124	Series 1996-51, Class AY, IO	7.00%	12/18/26	588
389	Series 1998-37, Class VZ	6.00%	06/17/28	388
10,767	Series 2001-34, Class SR, IO, (30 Day Average SOFR + CSA) × -1+ 8.10% (b)	2.66%	08/18/31	224
1,405	Series 2001-42, Class SB, (30 Day Average SOFR + CSA) ×-16 + 128.00%, 8.50% Cap (b)	8.50%	09/25/31	1,373
43,904	Series 2001-46, Class F, 30 Day Average SOFR + CSA + 0.40% (a)	5.84%	09/18/31	43,829
4,840	Series 2002-22, Class G	6.50%	04/25/32	4,879
47,282	Series 2002-30, Class Z	6.00%	05/25/32	47,206
77,048	Series 2002-80, Class CZ	4.50%	09/25/32	68,481
58,787	Series 2002-320, Class 2, IO, STRIPS	7.00%	04/25/32	11,481
52,634	Series 2002-323, Class 6, IO, STRIPS	6.00%	01/25/32	6,985
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Federal National Mortgage Association (Continued)
$138,116	Series 2002-324, Class 2, IO, STRIPS	6.50%	07/25/32	$19,637
10,459	Series 2003-14, Class AT	4.00%	03/25/33	10,070
28,623	Series 2003-21, Class OA	4.00%	03/25/33	27,453
63,779	Series 2003-32, Class UI, IO	6.00%	05/25/33	10,037
273,483	Series 2003-45, Class JB	5.50%	06/25/33	267,677
10,197	Series 2003-63, Class F1, 30 Day Average SOFR + CSA + 0.30% (a)	5.74%	11/25/27	10,146
355,000	Series 2003-71, Class NH	4.29%	08/25/33	323,786
163,716	Series 2003-343, Class 2, IO, STRIPS	4.50%	10/25/33	20,119
165,860	Series 2003-345, Class 14, IO, STRIPS	6.00%	03/25/34	24,859
34,099	Series 2003-348, Class 17, IO, STRIPS	7.50%	12/25/33	4,567
49,618	Series 2003-348, Class 18, IO, STRIPS (c)	7.50%	12/25/33	7,601
145,902	Series 2004-10, Class ZB	6.00%	02/25/34	143,388
184,765	Series 2004-25, Class LC	5.50%	04/25/34	179,972
201,532	Series 2004-25, Class UC	5.50%	04/25/34	195,880
46,648	Series 2004-28, Class ZH	5.50%	05/25/34	42,541
779,967	Series 2004-60, Class AC	5.50%	04/25/34	764,220
1,203,382	Series 2005-2, Class S, IO, (30 Day Average SOFR + CSA) ×-1 + 6.60% (b)	1.16%	02/25/35	64,033
242,665	Series 2005-2, Class TB, IO, (30 Day Average SOFR + CSA) × -1+ 5.90%, 0.40% Cap (b)	0.40%	07/25/33	1,704
63,187	Series 2005-29, Class ZT	5.00%	04/25/35	56,954
54,402	Series 2005-40, Class SA, IO, (30 Day Average SOFR + CSA) × -1+ 6.70% (b)	1.26%	05/25/35	3,122
329,976	Series 2005-52, Class TZ	6.50%	06/25/35	331,956
1,185,794	Series 2005-57, Class KZ	6.00%	07/25/35	1,157,497
30,045	Series 2005-79, Class NS, IO, (30 Day Average SOFR + CSA) × -1+ 6.09% (b)	0.65%	09/25/35	1,448
2,992,975	Series 2005-86, Class WZ	5.50%	10/25/35	2,937,355
61,672	Series 2005-95, Class WZ	6.00%	11/25/35	60,933
82,788	Series 2005-359, Class 6, IO, STRIPS	5.00%	11/25/35	12,321
71,276	Series 2005-362, Class 13, IO, STRIPS	6.00%	08/25/35	12,243
34,495	Series 2006-5, Class 2A2, 30 Day Average SOFR + CSA + 0.14% (a)	4.48%	02/25/35	34,064
15,574,157	Series 2006-5, Class N2, IO (e)	0.00%	02/25/35	9,734
36,117	Series 2006-15, Class IS, IO, (30 Day Average SOFR + CSA) × -1+ 6.58% (b)	1.14%	03/25/36	2,852
520,313	Series 2006-20, Class PI, IO, (30 Day Average SOFR + CSA) × -1+ 6.68% (b)	1.24%	11/25/30	10,246
28,501	Series 2006-31, Class PZ	6.00%	05/25/36	27,620
35,669	Series 2006-85, Class MZ	6.50%	09/25/36	35,470
167,395	Series 2006-117, Class GF, 30 Day Average SOFR + CSA + 0.35% (a)	5.79%	12/25/36	162,280
1,426,187	Series 2006-118, Class A1, 30 Day Average SOFR + CSA + 0.60% (a)	5.49%	12/25/36	1,381,861
313,274	Series 2007-7, Class KA	5.75%	08/25/36	302,599
18,900	Series 2007-25, Class FB, 30 Day Average SOFR + CSA + 0.33% (a)	5.77%	04/25/37	18,040
907,360	Series 2007-57, Class ZG	4.75%	06/25/37	825,446
589,945	Series 2007-60, Class ZS	4.75%	07/25/37	524,384
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Federal National Mortgage Association (Continued)
$505,051	Series 2007-68, Class AE	6.50%	07/25/37	$501,116
247,631	Series 2007-116, Class PB	5.50%	08/25/35	242,264
57,468	Series 2007-117, Class MD	5.50%	07/25/37	56,209
2,353,712	Series 2007-W10, Class 3A (e)	3.45%	06/25/47	2,320,927
129,325	Series 2008-3, Class FZ, 30 Day Average SOFR + CSA + 0.55% (a)	5.99%	02/25/38	117,206
17,850	Series 2008-8, Class ZA	5.00%	02/25/38	16,496
6,078	Series 2008-17, Class IP, IO	6.50%	02/25/38	375
1,481,315	Series 2009-37, Class NZ	5.71%	02/25/37	1,445,289
4,400,000	Series 2009-50, Class GX	5.00%	07/25/39	4,158,354
2,381,399	Series 2009-85, Class J	4.50%	10/25/39	2,229,909
159,464	Series 2009-91, Class HL	5.00%	11/25/39	151,478
97,000	Series 2009-92, Class DB	5.00%	11/25/39	91,354
876,309	Series 2009-103, Class PZ	6.00%	12/25/39	842,145
146,787	Series 2009-106, Class SN, IO, (30 Day Average SOFR + CSA) ×-1+ 6.25% (b)	0.81%	01/25/40	8,002
291,192	Series 2009-109, Class PZ	4.50%	01/25/40	250,094
46,157	Series 2009-115, Class HZ	5.00%	01/25/40	43,958
10	Series 2009-14, Class BS, IO, (30 Day Average SOFR + CSA) × -1+ 6.25% (b) (f)	0.81%	03/25/24	0
17,994	Series 2009-398, Class C13, IO, STRIPS (f)	4.00%	06/25/24	132
209,553	Series 2010-3, Class DZ	4.50%	02/25/40	175,610
121,780	Series 2010-21, Class KO, PO	(d)	03/25/40	99,892
500,000	Series 2010-35, Class EP	5.50%	04/25/40	471,995
276,062	Series 2010-38, Class KC	4.50%	04/25/40	256,841
279,956	Series 2010-45, Class WB	5.00%	05/25/40	267,484
326,212	Series 2010-68, Class BI, IO	5.50%	07/25/50	70,826
29,847	Series 2010-75, Class MT (e)	1.59%	12/25/39	24,736
78,244	Series 2010-115, Class PO, PO	(d)	04/25/40	64,629
193,936	Series 2010-129, Class SM, IO, (30 Day Average SOFR + CSA) ×-1+ 6.00% (b)	0.56%	11/25/40	3,767
2,821,000	Series 2010-142, Class DL	4.00%	12/25/40	2,477,947
146,745	Series 2011-9, Class AZ	5.00%	05/25/40	140,336
1,507,000	Series 2011-10, Class AY	6.00%	02/25/41	1,469,263
88,060	Series 2011-30, Class LS, IO (c)	(d)	04/25/41	4,828
140,520	Series 2011-30, Class ZB	5.00%	04/25/41	131,806
276,665	Series 2011-52, Class GB	5.00%	06/25/41	268,145
524,331	Series 2011-73, Class PI, IO	4.50%	05/25/41	18,536
155,093	Series 2011-74, Class TQ, IO, (30 Day Average SOFR + CSA) × -6.43+ 55.93%, 4.50% Cap (b)	4.50%	12/25/33	19,169
1,023,903	Series 2011-101, Class EI, IO	3.50%	10/25/26	23,415
750,000	Series 2011-105, Class MB	4.00%	10/25/41	609,559
1,878,844	Series 2011-111, Class PZ	4.50%	11/25/41	1,702,200
3,223,850	Series 2011-123, Class JS, IO, (30 Day Average SOFR + CSA) × -1+ 6.65% (b)	1.21%	03/25/41	125,554
776,952	Series 2012-39, Class PB	4.25%	04/25/42	695,692
365,641	Series 2012-52, Class BZ	4.00%	05/25/42	304,056
76,270	Series 2012-66, Class DI, IO	3.50%	06/25/27	2,844
1,412,304	Series 2012-101, Class AI, IO	3.00%	06/25/27	28,560
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Federal National Mortgage Association (Continued)
$1,794,774	Series 2012-103, Class HI, IO	3.00%	09/25/27	$58,825
127,000	Series 2012-118, Class IB, IO	3.50%	11/25/42	19,819
6,495,827	Series 2012-122, Class SD, IO, (30 Day Average SOFR + CSA) ×-1+ 6.10% (b)	0.66%	11/25/42	468,526
435,138	Series 2012-133, Class KO, PO	(d)	12/25/42	179,781
469,133	Series 2012-138, Class MA	1.00%	12/25/42	369,514
768,492	Series 2012-146, Class QA	1.00%	01/25/43	611,768
246,425	Series 2012-409, Class 49, IO, STRIPS (c)	3.50%	11/25/41	36,625
281,798	Series 2012-409, Class 53, IO, STRIPS (c)	3.50%	04/25/42	41,632
690,000	Series 2013-10, Class HQ	2.50%	02/25/43	433,082
247,365	Series 2013-13, Class IK, IO	2.50%	03/25/28	9,241
6,463,322	Series 2013-19, Class ZD	3.50%	03/25/43	5,120,888
52,309	Series 2013-23, Class ZB	3.00%	03/25/43	30,549
750,000	Series 2013-41, Class DB	3.00%	05/25/43	524,912
975,595	Series 2013-43, Class IX, IO	4.00%	05/25/43	192,170
316,425	Series 2013-52, Class MD	1.25%	06/25/43	245,234
468,360	Series 2013-55, Class AI, IO	3.00%	06/25/33	45,369
136,289	Series 2013-70, Class JZ	3.00%	07/25/43	109,775
72,832	Series 2013-75, Class FC, 30 Day Average SOFR + 0.36% (a)	5.69%	07/25/42	71,881
12,120,547	Series 2013-75, Class ZG	3.25%	07/25/43	8,362,408
379,979	Series 2013-105, Class BN	4.00%	05/25/43	302,532
137,151	Series 2013-105, Class KO, PO	(d)	10/25/43	114,027
195,852	Series 2013-106, Class KN	3.00%	10/25/43	134,798
19,485,929	Series 2013-115, Class Z	3.00%	11/25/33	17,580,899
45,685,745	Series 2013-119, Class VZ	3.00%	10/25/33	40,983,864
38,035,683	Series 2013-119, Class ZB	3.00%	12/25/33	33,822,839
1,003,000	Series 2013-130, Class QY	4.50%	06/25/41	901,112
44,519	Series 2014-29, Class GI, IO	3.00%	05/25/29	1,828
908,010	Series 2014-44, Class NI, IO	4.50%	08/25/29	17,109
327,228	Series 2014-46, Class KA (a)	6.50%	08/25/44	760,920
84,538	Series 2014-68, Class GI, IO	4.50%	10/25/43	6,603
626,536	Series 2014-82, Class GZ	4.00%	12/25/44	439,850
334,883	Series 2014-84, Class LI, IO	3.50%	12/25/26	8,197
875,000	Series 2015-16, Class MY	3.50%	04/25/45	655,501
206,908	Series 2015-76, Class BI, IO	4.00%	10/25/39	4,384
24,585	Series 2015-93, Class KI, IO	3.00%	09/25/44	621
4,970,369	Series 2016-2, Class EZ	2.50%	02/25/46	4,216,369
8,774,460	Series 2016-37, Class PY	3.00%	06/25/46	6,206,365
15,414,102	Series 2016-40, Class MS, IO, (30 Day Average SOFR + CSA) × -1+ 6.00% (b)	0.56%	07/25/46	1,413,176
11,510,000	Series 2016-50, Class GY	3.00%	08/25/46	8,139,252
5,980,442	Series 2016-62, Class SB, IO, (30 Day Average SOFR + CSA) × -1+ 6.10% (b)	0.66%	09/25/46	246,138
2,763,391	Series 2016-73, Class PI, IO	3.00%	08/25/46	497,888
332,209	Series 2016-74, Class HI, IO	3.50%	10/25/46	53,751
240,182	Series 2016-84, Class DF, 30 Day Average SOFR + CSA + 0.42% (a)	5.25%	11/25/46	233,147
7,183,563	Series 2017-18, Class AS, IO, (30 Day Average SOFR + CSA) × -1+ 6.05% (b)	0.61%	03/25/47	668,391
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Federal National Mortgage Association (Continued)
$597,364	Series 2017-46, Class BY	3.00%	06/25/47	$383,925
12,635,385	Series 2017-50, Class BZ	3.00%	07/25/47	9,876,598
5,011,144	Series 2017-65, Class SA, IO, (30 Day Average SOFR + CSA) × -1+ 5.90% (b)	0.46%	09/25/47	348,130
4,205,454	Series 2017-84, Class ZK	3.50%	10/25/57	3,094,242
2,981,782	Series 2017-87, Class GI, IO	4.00%	06/25/44	451,139
2,252,259	Series 2017-87, Class ZA	4.00%	11/25/57	1,509,399
2,690,547	Series 2018-17, Class Z	3.50%	03/25/48	1,852,645
20,840,944	Series 2018-84, Class ZM	4.00%	11/25/48	17,537,375
4,094,685	Series 2018-86, Class DL	3.50%	12/25/48	3,541,974
2,270,058	Series 2018-92, Class DB	3.50%	01/25/49	1,958,819
6,413,628	Series 2018-94, Class AZ	4.00%	01/25/49	5,666,490
6,764,274	Series 2019-8, Class DY	3.50%	03/25/49	5,777,529
8,637,410	Series 2019-17, Class GZ	4.00%	11/25/56	6,529,549
9,093,755	Series 2019-26, Class GA	3.50%	06/25/49	7,773,668
3,719,311	Series 2019-27, Class HA	3.00%	06/25/49	3,086,432
6,234,760	Series 2019-29, Class HT	3.00%	06/25/49	5,213,385
5,272,277	Series 2019-34, Class JA	3.00%	07/25/49	4,391,685
3,106,683	Series 2019-37, Class A	3.00%	07/25/49	2,591,807
6,151,741	Series 2019-38, Class CF, 30 Day Average SOFR + CSA + 0.45% (a)	5.89%	07/25/49	5,847,845
12,206,037	Series 2019-41, Class SN, IO, (30 Day Average SOFR + CSA) × -1+ 6.05% (b)	0.61%	08/25/49	863,915
9,583,616	Series 2019-57, Class JA	2.50%	10/25/49	7,785,492
3,697,135	Series 2019-59, Class PT	2.50%	10/25/49	2,982,798
8,715,596	Series 2019-66, Class C	3.00%	11/25/49	7,337,951
19,215,064	Series 2019-70, Class WA, PO	(d)	11/25/42	15,494,744
11,514,997	Series 2020-9, Class SJ, IO, (30 Day Average SOFR + CSA) ×-1 + 6.00% (b)	0.56%	02/25/50	1,287,496
11,969,763	Series 2020-20, Class KI, IO	4.00%	03/25/50	3,760,807
17,934,153	Series 2020-34, Class FA, 30 Day Average SOFR + CSA + 0.45% (a)	5.89%	06/25/50	16,949,295
6,749,564	Series 2020-38, Class NF, 30 Day Average SOFR + CSA + 0.45% (a)	5.89%	06/25/50	6,365,751
12,495,615	Series 2020-93, Class NI, IO	3.00%	01/25/51	1,219,320
9,512,884	Series 2021-18, Class JC	1.50%	04/25/36	8,021,477
13,311,922	Series 2023-44, Class PO, PO	(d)	10/25/53	9,361,236
	Government National Mortgage Association
134,237	Series 2003-4, Class MZ	5.50%	01/20/33	133,763
237,489	Series 2003-18, Class PG	5.50%	03/20/33	236,641
1,620,583	Series 2003-35, Class TZ	5.75%	04/16/33	1,514,434
136,710	Series 2003-62, Class MZ	5.50%	07/20/33	135,118
146,447	Series 2003-84, Class Z	5.50%	10/20/33	144,070
81,323	Series 2004-37, Class B	6.00%	04/17/34	81,273
470,921	Series 2004-49, Class MZ	6.00%	06/20/34	470,500
33,406	Series 2004-68, Class ZC	6.00%	08/20/34	33,365
39,653	Series 2004-71, Class ST, (1 Mo. CME Term SOFR + CSA) × -6.25+ 44.50%, 7.00% Cap (b)	7.00%	09/20/34	39,502
247,246	Series 2004-88, Class SM, IO, (1 Mo. CME Term SOFR + CSA) ×-1+ 6.10% (b)	0.65%	10/16/34	6,425
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Government National Mortgage Association (Continued)
$255,924	Series 2004-105, Class JZ	5.00%	12/20/34	$247,163
201,945	Series 2004-105, Class KA	5.00%	12/16/34	196,368
254,862	Series 2005-3, Class JZ	5.00%	01/16/35	234,875
254,862	Series 2005-3, Class KZ	5.00%	01/16/35	241,089
52,982	Series 2005-7, Class MA, (1 Mo. CME Term SOFR + CSA) × -2.81+ 18.97% (b)	3.65%	12/17/34	50,561
104,496	Series 2005-33, Class AY	5.50%	04/16/35	103,417
92,925	Series 2005-41, Class PA	4.00%	05/20/35	88,369
1,840,647	Series 2005-78, Class ZA	5.00%	10/16/35	1,790,320
163,638	Series 2005-93, Class PO, PO	(d)	06/20/35	143,375
475,448	Series 2006-38, Class OH	6.50%	08/20/36	474,158
204,673	Series 2006-61, Class ZA	5.00%	11/20/36	200,022
489,027	Series 2007-16, Class OZ	6.00%	04/20/37	486,314
108,069	Series 2007-27, Class SD, IO, (1 Mo. CME Term SOFR + CSA) ×-1+ 6.20% (b)	0.75%	05/20/37	2,897
84,782	Series 2007-41, Class OL, PO	(d)	07/20/37	73,586
153,766	Series 2007-42, Class SB, IO, (1 Mo. CME Term SOFR + CSA) ×-1+ 6.75% (b)	1.30%	07/20/37	6,491
465,792	Series 2007-71, Class ZD	6.00%	11/20/37	461,065
159,929	Series 2007-81, Class FZ, 1 Mo. CME Term SOFR + CSA + 0.35% (a)	5.80%	12/20/37	158,183
72,487	Series 2008-33, Class XS, IO, (1 Mo. CME Term SOFR + CSA) ×-1+ 7.70% (b)	2.25%	04/16/38	3,639
416,606	Series 2008-47, Class ML	5.25%	06/16/38	405,468
122,735	Series 2008-54, Class PE	5.00%	06/20/38	118,078
343,475	Series 2008-71, Class JI, IO	6.00%	04/20/38	19,128
91,735	Series 2009-14, Class KI, IO	6.50%	03/20/39	10,871
30,101	Series 2009-14, Class KS, IO, (1 Mo. CME Term SOFR + CSA) ×-1+ 6.30% (b)	0.85%	03/20/39	725
71,694	Series 2009-25, Class SE, IO, (1 Mo. CME Term SOFR + CSA) ×-1+ 7.60% (b)	2.15%	09/20/38	2,804
2,508,615	Series 2009-29, Class PC	7.00%	05/20/39	2,548,624
441,545	Series 2009-32, Class SZ	5.50%	05/16/39	429,936
3,732,412	Series 2009-57, Class VB	5.00%	06/16/39	3,619,298
305,371	Series 2009-61, Class PZ	7.50%	08/20/39	319,217
7,595,772	Series 2009-61, Class WQ, IO, (1 Mo. CME Term SOFR + CSA) ×-1+ 6.25% (b)	0.80%	11/16/35	446,877
918,944	Series 2009-69, Class ZB	6.00%	08/20/39	890,480
455,000	Series 2009-75, Class JN	5.50%	09/16/39	428,849
662,751	Series 2009-78, Class KZ	5.50%	09/16/39	626,956
87,464	Series 2009-79, Class OK, PO	(d)	11/16/37	72,893
155,941	Series 2009-81, Class TZ	5.50%	09/20/39	147,040
69,000	Series 2009-94, Class AL	5.00%	10/20/39	66,169
3,182,916	Series 2009-106, Class SL, IO, (1 Mo. CME Term SOFR + CSA) ×-1+ 6.10% (b)	0.65%	04/20/36	109,159
53,653	Series 2009-106, Class WZ	5.50%	11/16/39	50,232
732,000	Series 2009-126, Class LB	5.00%	12/20/39	684,422
16,214	Series 2010-4, Class WA	3.00%	01/16/40	15,062
1,002,232	Series 2010-59, Class ZD	6.50%	05/20/40	1,008,103
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Government National Mortgage Association (Continued)
$983,513	Series 2010-85, Class SL, IO, (1 Mo. CME Term SOFR + CSA) ×-1+ 6.60% (b)	1.15%	07/20/37	$27,249
89,000	Series 2010-116, Class BM	4.50%	09/16/40	79,042
1,406,100	Series 2010-116, Class JB	5.00%	06/16/40	1,311,038
525,156	Series 2010-157, Class OP, PO	(d)	12/20/40	422,801
290,943	Series 2011-4, Class PZ	5.00%	01/20/41	282,514
771,202	Series 2011-35, Class BP	4.50%	03/16/41	707,581
151,160	Series 2011-48, Class LI, IO	5.50%	01/16/41	15,900
5,035,018	Series 2011-61, Class WS, IO, (1 Mo. CME Term SOFR + CSA) ×-1+ 6.47% (b)	1.02%	02/20/38	173,213
37,022	Series 2011-63, Class BI, IO	6.00%	02/20/38	2,020
481,933	Series 2011-71, Class ZC	5.50%	07/16/34	474,819
1,216,249	Series 2011-81, Class IC, IO, (1 Mo. CME Term SOFR + CSA) ×-1+ 6.72%, 0.62% Cap (b)	0.62%	07/20/35	13,172
141,842	Series 2011-112, Class IP, IO	0.50%	08/16/26	3
239,265	Series 2011-129, Class CL	5.00%	03/20/41	233,120
2,679	Series 2011-136, Class GB	2.50%	05/20/40	2,530
33,133	Series 2011-151, Class TB, IO, (1 Mo. CME Term SOFR + CSA) ×-70+ 465.50%, 3.50% Cap (b)	3.50%	04/20/41	2,482
6,483,218	Series 2012-84, Class QS, IO, (1 Mo. CME Term SOFR + CSA) ×-1+ 6.10% (b)	0.65%	07/16/42	253,660
6,711,842	Series 2012-84, Class SJ, (1 Mo. CME Term SOFR + CSA) × -0.57+ 2.51%, 0.00% Floor (b)	0.00%	07/16/42	3,364,053
251,623	Series 2012-108, Class KB	2.75%	09/16/42	175,009
2,094,384	Series 2012-143, Class TI, IO	3.00%	12/16/27	72,095
1,343,763	Series 2012-149, Class PC (c)	6.33%	12/20/42	1,350,041
63,793	Series 2013-5, Class IA, IO	3.50%	10/16/42	8,111
2,223,000	Series 2013-20, Class QM	2.63%	02/16/43	1,664,342
142,135	Series 2013-69, Class PI, IO	5.00%	05/20/43	14,053
953,680	Series 2013-70, Class PM	2.50%	05/20/43	674,360
1,387,720	Series 2013-91, Class PB	3.50%	09/20/42	1,344,153
697,569	Series 2013-130, Class WS, IO, (1 Mo. CME Term SOFR + CSA) ×-1+ 6.10% (b)	0.65%	09/20/43	60,380
688,000	Series 2013-183, Class PB	4.50%	12/20/43	603,791
1,480,672	Series 2014-44, Class IC, IO	3.00%	04/20/28	57,105
5,199,035	Series 2014-44, Class ID, IO (c) (e)	0.33%	03/16/44	48,224
17,134	Series 2014-91, Class JI, IO	4.50%	01/20/40	1,017
619,284	Series 2014-94, Class Z	4.50%	01/20/44	520,934
1,184,386	Series 2014-115, Class QI, IO	3.00%	03/20/29	20,685
2,459,679	Series 2014-116, Class SB, IO, (1 Mo. CME Term SOFR + CSA) ×-1+ 5.60% (b)	0.15%	08/20/44	168,261
1,048,806	Series 2014-118, Class TV, IO, (1 Mo. CME Term SOFR + CSA) ×-1+ 6.25% (b)	0.80%	05/20/44	67,100
11,476,602	Series 2015-24, Class BZ	3.00%	02/20/45	9,507,264
4,201,839	Series 2015-66, Class LI, IO	5.00%	05/16/45	383,089
11,497	Series 2015-95, Class IK, IO (c) (f)	0.00%	05/16/37	0
1,945,599	Series 2015-124, Class DI, IO	3.50%	01/20/38	29,187
348,883	Series 2015-137, Class WA (c) (e)	5.54%	01/20/38	343,512
275,658	Series 2015-138, Class MI, IO	4.50%	08/20/44	29,401
51,780	Series 2015-151, Class KW (c)	4.72%	04/20/34	49,639
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Government National Mortgage Association (Continued)
$20,160,221	Series 2015-164, Class MZ	3.00%	09/20/45	$13,459,054
3,183,576	Series 2015-168, Class GI, IO	5.50%	02/16/33	84,221
201,318	Series 2016-16, Class KZ	3.00%	02/16/46	137,947
5,870,028	Series 2016-37, Class AF, 1 Mo. CME Term SOFR + CSA + 0.47% (a)	5.90%	11/20/43	5,607,343
41,440	Series 2016-55, Class PB (c)	5.68%	03/20/31	40,936
816,550	Series 2016-69, Class WI, IO	4.50%	05/20/46	203,134
2,331,898	Series 2016-75, Class SA, IO, (1 Mo. CME Term SOFR + CSA) ×-1+ 6.00% (b)	0.55%	05/20/40	117,907
402,874	Series 2016-78, Class UI, IO	4.00%	06/20/46	44,053
7,231,381	Series 2016-83, Class BP	3.00%	06/20/46	5,333,229
269,214	Series 2016-99, Class JA (c)	5.51%	11/20/45	263,420
1,067,525	Series 2016-109, Class ZM	3.50%	08/20/36	851,848
5,547,461	Series 2016-111, Class PI, IO	3.50%	06/20/45	510,692
6,774,003	Series 2016-120, Class AS, IO, (1 Mo. CME Term SOFR + CSA) ×-1+ 6.10% (b)	0.65%	09/20/46	571,361
464,000	Series 2016-141, Class PC	5.00%	10/20/46	411,847
339,171	Series 2016-145, Class LZ	3.00%	10/20/46	201,625
7,174,700	Series 2016-156, Class ZM	3.50%	11/20/46	6,138,288
303,000	Series 2016-160, Class LE	2.50%	11/20/46	183,322
171,030	Series 2016-167, Class KI, IO	6.00%	12/16/46	23,113
1,939,965	Series 2017-12, Class SD, IO, (1 Mo. CME Term SOFR + CSA) ×-1+ 6.10% (b)	0.65%	01/20/47	164,591
1,004,275	Series 2017-17, Class KZ	4.50%	02/20/47	795,896
3,434,309	Series 2017-32, Class DI, IO	5.50%	05/20/35	551,786
6,323,467	Series 2017-33, Class PZ	3.00%	02/20/47	4,811,614
3,750,867	Series 2017-56, Class BI, IO	6.00%	04/16/47	580,034
3,361,212	Series 2017-123, Class IO, IO	5.00%	08/16/47	727,151
4,272,348	Series 2017-130, Class LS, IO, (1 Mo. CME Term SOFR + CSA) ×-1+ 6.20% (b)	0.75%	08/16/47	237,667
3,575,153	Series 2017-133, Class JI, IO	7.00%	06/20/41	455,684
3,095,779	Series 2017-186, Class TI, IO, (1 Mo. CME Term SOFR + CSA) ×-1+ 6.50%, 0.50% Cap (b)	0.50%	05/20/40	39,157
938,273	Series 2018-44, Class Z	2.50%	09/20/47	593,119
4,392,516	Series 2018-79, Class IO, IO	5.00%	06/20/48	555,898
5,204,477	Series 2018-131, Class IA, IO	5.00%	04/20/44	530,469
10,000,000	Series 2018-134, Class KB	3.50%	10/20/48	8,354,469
6,734,770	Series 2018-155, Class KD	4.00%	11/20/48	6,010,817
3,837,276	Series 2018-160, Class GY	4.50%	11/20/48	3,439,959
5,577,757	Series 2018-78I, Class EZ	3.00%	04/20/48	4,575,269
941,977	Series 2019-27, Class DI, IO	5.50%	01/20/40	149,629
9,039,637	Series 2019-128, Class EF, 1 Mo. CME Term SOFR + CSA + 0.57%, 4.00% Cap (a)	4.00%	10/20/49	7,637,722
2,054,463	Series 2019-128, Class ES, IO, (1 Mo. CME Term SOFR + CSA) ×-1+ 3.43%, 0.00% Floor (b)	0.00%	10/20/49	10,853
3,000,000	Series 2020-62, Class IC, IO	2.50%	01/20/50	632,260
14,014,801	Series 2020-62, Class WI, IO	2.50%	08/20/49	2,869,158
7,097,422	Series 2020-84, Class IM, IO	2.50%	05/20/50	1,552,326
19,759,118	Series 2020-84, Class IO, IO	2.50%	04/20/50	4,484,879
6,428,474	Series 2021-46, Class IL, IO	3.00%	03/20/51	774,979
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Government National Mortgage Association (Continued)
$33,344,676	Series 2022-63, Class AZ	3.00%	08/20/51	$23,885,448
17,183,548	Series 2022-63, Class BZ	3.50%	11/20/46	12,704,827
19,896,659	Series 2022-63, Class HZ	2.50%	11/20/51	12,516,622
11,429,527	Series 2022-63, Class MZ	3.00%	05/20/51	7,621,683
16,088,065	Series 2022-65, Class BZ	3.50%	04/20/52	10,667,119
7,358,235	Series 2022-68, Class DZ	3.50%	04/20/52	4,741,133
12,825,014	Series 2022-68, Class MZ	3.50%	04/20/52	8,703,397
21,904,058	Series 2022-68, Class XA	3.50%	02/20/49	20,021,440
13,239,166	Series 2022-68, Class Z	3.50%	04/20/52	9,374,781
17,800,283	Series 2022-68, Class ZC	3.50%	04/20/52	11,638,348
12,991,946	Series 2022-69, Class QL	3.00%	04/20/52	10,034,762
15,893,306	Series 2022-76, Class PG	4.00%	04/20/52	14,828,776
10,917,513	Series 2022-78, Class AM	3.50%	04/20/52	7,468,338
14,453,676	Series 2022-90, Class KZ	3.00%	04/20/51	9,434,689
8,824,434	Series 2022-90, Class ZG	1.50%	02/20/52	3,653,593
22,341,349	Series 2022-124, Class EY	4.00%	07/20/52	17,429,574
12,000,000	Series 2022-124, Class MY	3.50%	07/20/52	9,222,640
9,698,933	Series 2022-146, Class MF, 30 Day Average SOFR + 0.45% (a)	5.77%	08/20/52	9,183,106
10,072,785	Series 2022-154, Class EZ	3.50%	09/20/52	6,907,012
10,173,000	Series 2022-204, Class YC	4.00%	07/20/52	8,528,308
12,400,587	Series 2023-83, Class CA	5.00%	11/20/60	11,801,313
	Seasoned Credit Risk Transfer Trust
8,397,287	Series 2018-2, Class MA	3.50%	11/25/57	7,760,208
8,620,056	Series 2018-3, Class MA	3.50%	08/25/57	7,940,263
27,467,523	Series 2018-4, Class MA	3.50%	03/25/58	25,200,293
20,341,620	Series 2019-1, Class MA	3.50%	07/25/58	18,597,595
5,026,413	Series 2019-3, Class MA	3.50%	10/25/58	4,603,280
24,256,586	Series 2020-2, Class MAU	2.50%	11/25/59	21,256,980
	Seasoned Loans Structured Transaction Trust
3,602,639	Series 2019-3, Class A1C	2.75%	11/25/29	3,203,925
5,201,231	Series 2021-1, Class A1D	2.00%	05/26/31	4,540,221
10,000,000	Series 2022-1, Class A2	3.50%	05/25/32	8,186,968
				1,210,324,642
	Commercial Mortgage-Backed Securities — 14.5%
	Federal Home Loan Mortgage Corporation Multiclass Certificates
79,276,000	Series 2020-RR02, Class DX, IO (c)	1.82%	09/27/28	5,661,103
150,334,000	Series 2020-RR06, Class BX, IO (c)	1.84%	05/27/33	15,914,545
37,600,000	Series 2020-RR09, Class AX, IO (c)	2.63%	11/27/28	3,880,320
47,500,000	Series 2020-RR09, Class BX, IO (c)	2.20%	02/27/29	4,360,500
96,907,000	Series 2020-RR10, Class X, IO (c)	2.01%	12/27/27	5,814,493
112,919,000	Series 2020-RR11, Class AX, IO (c)	2.84%	01/27/29	11,824,584
44,200,500	Series 2020-RR11, Class BX, IO (c)	2.44%	12/27/28	3,204,797
35,981,681	Series 2021-P009, Class X, IO (e)	1.40%	01/25/31	1,433,474
4,047,837	Series 2021-P011, Class X1, IO (e)	1.78%	09/25/45	466,388
112,345,000	Series 2021-RR15, Class X, IO (e)	1.56%	10/27/34	11,746,759
100,924,000	Series 2021-RR18, Class X, IO (e) (g) (h)	1.90%	10/27/28	7,195,881
32,013,000	Series 2021-RR19, Class X, IO (e)	1.98%	04/27/29	1,813,591
55,000,000	Series 2021-RR20, Class X, IO (e)	1.85%	04/25/33	6,942,980
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Commercial Mortgage-Backed Securities (Continued)
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
$128,644,992	Series 2015-K047, Class X3, IO (e)	1.49%	06/25/43	$2,748,950
1,234,442	Series 2016-K054, Class A1	2.30%	01/25/25	1,207,561
19,868,000	Series 2016-K152, Class A2	3.08%	01/25/31	16,947,577
279,800,537	Series 2016-KIR1, Class X, IO (e)	1.03%	03/25/26	5,666,213
5,900,000	Series 2018-K156, Class A3	3.70%	06/25/33	5,055,054
1,900,000	Series 2018-K157, Class A3	3.99%	08/25/33	1,656,585
8,000,000	Series 2018-K158, Class A3	3.90%	10/25/33	6,948,510
9,101,000	Series 2018-K159, Class A3	3.95%	11/25/33	7,922,277
11,254,652	Series 2018-KSW4, Class A, 30 Day Average SOFR + CSA + 0.43% (a)	5.86%	10/25/28	11,195,417
3,000,000	Series 2019-1513, Class A2	2.73%	12/25/31	2,491,705
73,854,896	Series 2019-K097, Class X1, IO (e)	1.09%	07/25/29	3,659,835
57,392,734	Series 2019-K099, Class X1, IO (e)	0.88%	09/25/29	2,341,296
57,790,000	Series 2019-K099, Class XAM, IO (e)	1.14%	09/25/29	3,207,977
125,264,064	Series 2019-K100, Class X1, IO (e)	0.65%	09/25/29	3,897,754
69,276,280	Series 2019-K101, Class X1, IO (c)	0.83%	10/25/29	2,731,882
64,993,000	Series 2019-K102, Class XAM, IO (c)	1.08%	10/25/29	3,468,901
59,029,000	Series 2019-K103, Class XAM, IO (e)	0.90%	11/25/29	2,690,006
101,657,193	Series 2019-K734, Class X1, IO (e)	0.65%	02/25/26	1,085,811
68,018,000	Series 2019-K734, Class XAM, IO (e)	0.42%	02/25/26	650,737
41,521,965	Series 2019-K735, Class X1, IO (e)	0.96%	05/25/26	793,128
53,727,679	Series 2019-K736, Class X1, IO (e)	1.28%	07/25/26	1,447,005
28,544,609	Series 2019-K1510, Class X1, IO (e)	0.48%	01/25/34	940,662
15,780,539	Series 2019-K1511, Class X1, IO (e)	0.78%	03/25/34	815,593
157,802,599	Series 2019-K1512, Class X1, IO (e)	0.91%	04/25/34	9,361,955
56,788,785	Series 2019-K1513, Class X1, IO (e)	0.86%	08/25/34	3,261,647
35,529,637	Series 2020-K109, Class XAM, IO (e)	1.80%	04/25/30	3,361,004
108,307,522	Series 2020-K110, Class X1, IO (e)	1.70%	04/25/30	8,778,834
24,006,055	Series 2020-K110, Class XAM, IO (e)	1.87%	04/25/30	2,299,994
29,273,633	Series 2020-K112, Class XAM, IO (e)	1.67%	05/25/30	2,576,598
82,019,000	Series 2020-K113, Class XAM, IO (e)	1.59%	06/25/30	6,920,599
53,269,611	Series 2020-K114, Class XAM, IO (e)	1.34%	06/25/30	3,847,723
120,533,519	Series 2020-K115, Class X1, IO (e)	1.33%	06/25/30	8,073,805
55,537,412	Series 2020-K115, Class XAM, IO (e)	1.55%	07/25/30	4,588,934
16,385,350	Series 2020-K116, Class X1, IO (e)	1.42%	07/25/30	1,164,153
55,652,865	Series 2020-K116, Class XAM, IO (e)	1.60%	08/25/30	4,847,125
8,000,000	Series 2020-K117, Class A2	1.41%	08/25/30	6,142,532
63,500,000	Series 2020-K117, Class XAM, IO (e)	1.43%	09/25/30	4,954,359
77,265,079	Series 2020-K118, Class X1, IO (e)	0.96%	09/25/30	3,864,359
37,151,661	Series 2020-K118, Class XAM, IO (e)	1.17%	09/25/30	2,406,581
51,000,000	Series 2020-K119, Class XAM, IO (e)	1.13%	10/25/30	3,201,464
7,000,000	Series 2020-K120, Class A2	1.50%	10/25/30	5,369,250
77,535,017	Series 2020-K120, Class XAM, IO (e)	1.21%	10/25/30	5,165,701
28,126,776	Series 2020-K121, Class X1, IO (e)	1.02%	10/25/30	1,482,683
24,471,000	Series 2020-K121, Class XAM, IO (e)	1.19%	11/25/30	1,653,102
77,947,185	Series 2020-K122, Class X1, IO (e)	0.88%	11/25/30	3,604,192
35,410,560	Series 2020-K122, Class XAM, IO (e)	1.08%	11/25/30	2,154,180
74,130,848	Series 2020-K737, Class X1, IO (c)	0.63%	10/25/26	1,055,912
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Commercial Mortgage-Backed Securities (Continued)
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates (Continued)
$38,645,000	Series 2020-K738, Class XAM, IO (c)	1.37%	03/25/27	$1,567,889
129,456,366	Series 2020-K739, Class X1, IO (e)	1.21%	09/25/27	4,473,209
46,072,531	Series 2020-K739, Class XAM, IO (e)	1.57%	09/25/27	2,313,804
70,811,000	Series 2020-K740, Class XAM, IO (e)	1.11%	10/25/27	2,606,029
89,707,038	Series 2020-K1515, Class X1, IO (e)	1.51%	02/25/35	9,731,393
44,611,726	Series 2020-K1516, Class X1, IO (e)	1.51%	05/25/35	5,122,457
55,731,526	Series 2020-K1517, Class X1, IO (e)	1.32%	07/25/35	5,566,821
89,782,322	Series 2020-KG04, Class X1, IO (e)	0.85%	11/25/30	3,975,471
5,700,000	Series 2021-K123, Class A2	1.62%	12/25/30	4,393,830
4,725,000	Series 2021-K124, Class A2	1.66%	12/25/30	3,641,795
64,367,000	Series 2021-K128, Class XAM, IO (e)	0.73%	03/25/31	2,832,830
145,866,810	Series 2021-K129, Class X1, IO (e)	1.03%	05/25/31	8,146,938
43,636,000	Series 2021-K129, Class XAM, IO (e)	1.22%	05/25/31	3,148,093
41,565,013	Series 2021-K130, Class XAM, IO (e)	1.21%	07/25/31	3,082,549
48,086,863	Series 2021-K131, Class XAM, IO (e)	0.94%	07/25/31	2,762,456
78,491,000	Series 2021-K132, Class XAM, IO (e)	0.86%	09/25/31	4,099,342
107,703,000	Series 2021-K741, Class XAM, IO (e)	0.95%	12/25/27	3,623,112
106,661,968	Series 2021-K744, Class X1, IO (e)	0.85%	07/25/28	3,512,464
9,783,521	Series 2021-K1522, Class A1	1.91%	11/25/35	7,407,087
143,990,000	Series 2021-KG05, Class X1, IO (e)	0.31%	01/25/31	2,580,430
64,431,976	Series 2021-KG06, Class X1, IO (e)	0.53%	10/25/31	2,052,796
200,000,000	Series 2022-K148, Class XAM, IO (e)	0.25%	08/25/32	4,083,982
14,000,000	Series 2023-KJ47, Class A2	5.43%	06/25/31	13,740,770
	Federal Home Loan Mortgage Corporation Multifamily ML Certificates
7,473,493	Series 2023-ML15, Class A (e)	4.00%	01/25/40	6,429,085
	Federal National Mortgage Association Alternative Credit Enhancement Securities
29,610,955	Series 2023-M1, Class 2A1 (e)	3.94%	12/25/37	26,375,881
24,693,284	Series 2023-M1, Class Z (e)	3.94%	01/25/53	17,327,920
	FREMF Mortgage Trust
4,505,000	Series 2015-K44, Class B (e) (i)	3.72%	01/25/48	4,355,479
8,205,000	Series 2015-K45, Class B (e) (i)	3.61%	04/25/48	7,896,458
	Government National Mortgage Association
2,897,703	Series 2011-31, Class Z (c)	3.53%	09/16/52	2,503,136
19,356,106	Series 2012-120, Class Z (c)	2.46%	01/16/55	11,403,123
91,044	Series 2013-74, Class AG (e)	2.53%	12/16/53	65,509
4,932	Series 2013-194, Class AE (c)	2.75%	11/16/44	4,481
16,781,922	Series 2015-30, Class DZ	2.95%	05/16/55	13,932,468
6,482,789	Series 2015-70, Class IO, IO (c)	0.57%	12/16/49	111,649
3,834,475	Series 2015-125, Class VA (c)	2.70%	05/16/35	3,547,928
15,611,703	Series 2016-11, Class IO, IO (c)	0.78%	01/16/56	532,829
7,534,877	Series 2016-26, Class IO, IO (c)	0.63%	02/16/58	169,401
10,295,837	Series 2016-52, Class IO, IO (c)	0.76%	03/16/58	328,823
9,528,944	Series 2016-127, Class IO, IO (c)	0.85%	05/16/58	377,463
3,266,065	Series 2017-23, Class Z	2.50%	05/16/59	1,741,994
4,249,626	Series 2017-35, Class Z (c)	2.50%	05/16/59	2,374,294
6,548,750	Series 2017-76, Class B	2.60%	12/16/56	4,468,307
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Commercial Mortgage-Backed Securities (Continued)
	Government National Mortgage Association (Continued)
$2,283,069	Series 2017-106, Class AE	2.60%	12/16/56	$1,739,610
2,703,284	Series 2017-146, Class Z	2.60%	09/16/57	1,533,897
4,443,550	Series 2018-4, Class Z	2.50%	10/16/59	2,249,501
17,770,818	Series 2018-123, Class Z	2.50%	06/16/60	13,246,746
25,416,363	Series 2018-170, Class Z	2.50%	11/16/60	17,440,571
18,777,973	Series 2019-7, Class Z	2.50%	01/16/61	11,062,335
1,936,235	Series 2019-104, Class Z	2.80%	05/16/61	954,517
6,700,000	Series 2020-161, Class B	2.00%	08/16/62	3,343,677
8,963,279	Series 2020-169, Class Z	1.83%	06/16/62	3,101,163
23,054,266	Series 2022-43, Class Z	2.00%	09/16/61	10,748,867
19,658,062	Series 2022-106, Class Z	2.00%	05/16/63	11,263,886
				555,063,082
	Pass-Through Securities — 36.3%
	Federal Home Loan Mortgage Corporation
925,543	Pool 760043, 5 Yr. Constant Maturity Treasury Rate + 1.39% (a)	3.57%	12/01/48	891,179
3,097,538	Pool 840359, FTSE USD IBOR Consumer Cash Fallbacks Term 1Y + 1.66% (a)	5.19%	06/01/46	3,133,965
69,268	Pool A19763	5.00%	04/01/34	66,132
314,141	Pool A47828	3.50%	08/01/35	280,116
139,384	Pool A47937	5.50%	08/01/35	137,382
58,137	Pool A48972	5.50%	05/01/36	57,035
58,179	Pool A54675	5.50%	01/01/36	57,270
129,170	Pool A65324	5.50%	09/01/37	127,152
71,252	Pool A97294	4.00%	02/01/41	63,815
537,329	Pool B70791	4.00%	06/01/39	520,004
2,320	Pool C01310	6.50%	03/01/32	2,338
8,928	Pool C03458	5.00%	02/01/40	8,589
80,447	Pool C04269	3.00%	10/01/42	68,042
13,058	Pool C91482	3.50%	07/01/32	12,176
6,655	Pool E02883	4.00%	04/01/26	6,487
11,442	Pool G01443	6.50%	08/01/32	11,509
192,265	Pool G02017	5.00%	12/01/35	186,877
88,387	Pool G04814	5.50%	10/01/38	86,924
14,708	Pool G05173	4.50%	11/01/31	13,728
208,178	Pool G05275	5.50%	02/01/39	204,665
50,396	Pool G05449	4.50%	05/01/39	46,610
148,546	Pool G06583	5.00%	06/01/41	142,414
390,206	Pool G07100	5.50%	07/01/40	383,662
37,639	Pool G07266	4.00%	12/01/42	33,507
277,216	Pool G07329	4.00%	01/01/43	247,262
273,078	Pool G07683	4.00%	03/01/44	242,929
1,495	Pool G08113	6.50%	02/01/36	1,512
37	Pool G13625	5.50%	01/01/24	37
10,388	Pool G13733	5.00%	11/01/24	10,076
13,092	Pool G14088	4.00%	02/01/26	12,762
2,479	Pool G14106	6.00%	10/01/24	2,475
6	Pool G14233	6.00%	01/01/24	6
131,468	Pool G14348	4.00%	10/01/26	128,191
2,342	Pool G14376	4.00%	09/01/25	2,297
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Pass-Through Securities (Continued)
	Federal Home Loan Mortgage Corporation (Continued)
$292	Pool G14995	5.50%	12/01/24	$291
98	Pool G15821	5.00%	07/01/25	95
28,023	Pool G15949	4.00%	01/01/29	27,316
51	Pool G15957	5.50%	12/01/24	51
3,089	Pool G18287	5.50%	12/01/23	3,083
7,653	Pool G60020	4.50%	12/01/43	6,953
322,281	Pool G60114	5.50%	06/01/41	317,253
476,880	Pool G60168	4.50%	07/01/45	438,373
178,353	Pool G60194	3.50%	08/01/45	154,288
163,163	Pool G60808	3.00%	10/01/46	135,522
2,598	Pool H09034	5.50%	05/01/37	2,571
9,069	Pool J09465	4.00%	04/01/24	8,983
3,555	Pool J09504	4.00%	04/01/24	3,521
1,406	Pool J09798	4.00%	05/01/24	1,393
3,547	Pool J10623	4.00%	09/01/24	3,478
85,840	Pool N70075	5.00%	01/01/35	83,788
219,529	Pool N70081	5.50%	07/01/38	211,724
45,252	Pool Q07189	4.00%	04/01/42	40,494
15,736	Pool Q07479	3.50%	04/01/42	13,849
69,479	Pool Q11791	3.50%	10/01/42	61,060
46,168	Pool Q11836	3.50%	10/01/42	40,459
327,944	Pool Q14034	3.50%	12/01/42	288,635
313,880	Pool Q54651	4.50%	03/01/48	288,238
654,219	Pool Q55037	4.50%	04/01/48	601,400
1,786,555	Pool Q61217	4.00%	01/01/49	1,573,939
10,292,657	Pool SC0252	3.00%	01/01/42	8,598,209
9,893,794	Pool SD0887	3.50%	09/01/49	8,545,607
15,340,344	Pool SD0948	3.00%	05/01/47	12,772,257
21,904,382	Pool SD0949	3.00%	09/01/48	18,419,797
16,369,675	Pool SD0954	3.00%	02/01/47	13,825,478
10,560,470	Pool SD0961	3.50%	11/01/48	9,064,202
10,643,533	Pool SD1169	3.50%	02/01/48	9,193,324
18,788,274	Pool SD1170	3.50%	09/01/49	16,227,635
5,196,010	Pool SD1289	3.00%	10/01/50	4,299,970
7,065,163	Pool SD1361	3.50%	02/01/50	6,102,507
10,662,275	Pool SD4005	4.00%	12/01/49	9,446,923
250,778	Pool U50165	4.00%	05/01/32	225,210
1,546,346	Pool U59020	4.00%	06/01/35	1,381,397
847,147	Pool U64762	4.50%	10/01/45	779,629
79,521	Pool U80068	3.50%	10/01/32	74,696
47,989	Pool U80212	3.50%	02/01/33	45,026
67,391	Pool U90245	3.50%	10/01/42	58,686
680,585	Pool U90690	3.50%	06/01/42	592,673
9,508	Pool U90932	3.00%	02/01/43	7,900
23,713	Pool U92272	4.50%	12/01/43	21,709
76,523	Pool U99045	3.50%	03/01/43	66,718
85,683	Pool U99084	4.50%	02/01/44	79,100
42,692	Pool U99091	4.50%	03/01/44	39,084
113,114	Pool U99096	4.50%	05/01/44	103,680
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Pass-Through Securities (Continued)
	Federal Home Loan Mortgage Corporation (Continued)
$10,486,063	Pool ZA4196	3.00%	04/01/43	$8,826,943
15,491,419	Pool ZL8982	3.50%	01/01/45	13,381,138
1,205,551	Pool ZS2492	6.50%	04/01/35	1,234,883
19,735,427	Pool ZS9446	3.50%	08/01/45	17,046,755
26,240,680	Pool ZS9776	3.50%	08/01/46	22,568,205
47,531,893	Pool ZT0779	3.00%	09/01/47	38,947,025
	Federal National Mortgage Association
32,008	Pool 190371	6.50%	07/01/36	32,441
18,633	Pool 255190	5.50%	05/01/34	18,338
5,915	Pool 255984	4.50%	11/01/25	5,636
51,289	Pool 256181	5.50%	03/01/36	50,808
243,218	Pool 256576	5.50%	01/01/37	240,640
4,553	Pool 256808	5.50%	07/01/37	4,449
34,317	Pool 256936	6.00%	10/01/37	34,355
38,602	Pool 545759	6.50%	07/01/32	39,240
8,616	Pool 555851	6.50%	01/01/33	8,612
250,135	Pool 735415	6.50%	12/01/32	253,964
2,394	Pool 745875	6.50%	09/01/36	2,427
33,772	Pool 747097	6.00%	10/01/29	33,497
206,090	Pool 788149	5.50%	05/01/33	196,849
203,564	Pool 850000	5.50%	01/01/36	200,092
32,338	Pool 871039	5.50%	02/01/37	31,835
68,968	Pool 888163	7.00%	12/01/33	70,858
7,959	Pool 890149	6.50%	10/01/38	8,191
6,351	Pool 890231	5.00%	07/01/25	6,142
25	Pool 890378	6.00%	05/01/24	25
641,535	Pool 890556	4.50%	10/01/43	585,107
60,510	Pool 922386	5.50%	01/01/37	58,692
7,757	Pool 930562	5.00%	02/01/39	7,485
84,824	Pool 953115	5.50%	11/01/38	82,659
30,316	Pool 976871	6.50%	08/01/36	30,312
11,972	Pool 995097	6.50%	10/01/37	12,323
58,691	Pool 995149	6.50%	10/01/38	59,889
30,258	Pool 995228	6.50%	11/01/38	31,325
8	Pool 995252	5.00%	12/01/23	8
79,766	Pool AA3303	5.50%	06/01/38	76,314
343,999	Pool AB0460	5.50%	02/01/37	339,566
5,443	Pool AB2133	4.00%	01/01/26	5,326
826,809	Pool AB2506	5.00%	03/01/41	785,235
847,754	Pool AB2959	4.50%	07/01/40	801,190
414,811	Pool AB8676	3.50%	05/01/42	361,889
3,304	Pool AC1232	5.00%	07/01/24	3,202
2,229	Pool AD0889	6.00%	09/01/24	2,222
6,225	Pool AD5222	4.50%	05/01/30	5,924
145,890	Pool AE0137	4.50%	03/01/36	135,381
2,439,594	Pool AE7733	5.00%	11/01/40	2,332,151
379,812	Pool AE9959	5.00%	03/01/41	360,636
187,845	Pool AH0979	3.50%	01/01/41	158,438
75,571	Pool AH1141	4.50%	12/01/40	69,819
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Pass-Through Securities (Continued)
	Federal National Mortgage Association (Continued)
$102,099	Pool AI6093	4.50%	06/01/31	$95,599
19,097	Pool AI6581	4.50%	07/01/41	17,643
266,489	Pool AI9114	4.00%	06/01/42	236,931
1,154,775	Pool AI9124	4.00%	08/01/42	1,026,696
885,588	Pool AI9158	6.50%	01/01/41	926,039
56,578	Pool AL0212	5.50%	02/01/38	55,670
70	Pool AL0399	6.00%	08/01/24	70
9	Pool AL0446	6.00%	05/01/24	9
59,127	Pool AL2142	6.50%	09/01/38	60,072
41	Pool AL2589	5.50%	05/01/25	41
62,377	Pool AL2892	3.50%	12/01/42	54,582
368,634	Pool AL3093	3.50%	02/01/43	321,622
4	Pool AL4962	6.00%	05/01/24	4
432,228	Pool AL5890	4.50%	03/01/43	399,322
22	Pool AL6057	6.00%	08/01/24	22
8,098	Pool AL6948	5.00%	09/01/25	7,847
385,197	Pool AL7637	5.00%	01/01/42	373,395
880,977	Pool AL7905	4.50%	03/01/34	806,050
12,634,721	Pool AL9401	4.00%	02/01/46	11,216,705
6,554,062	Pool AL9566	3.50%	06/01/46	5,661,264
675,396	Pool AL9777	4.50%	01/01/47	619,741
9,361,205	Pool AN2973	2.84%	10/01/36	7,145,960
177,878	Pool AP1197	3.50%	09/01/42	156,312
106,326	Pool AP7963	4.00%	09/01/42	95,013
1,440,349	Pool AQ0411	3.50%	10/01/42	1,265,738
38,800	Pool AQ9715	3.00%	01/01/43	32,185
216,119	Pool AQ9999	3.00%	02/01/43	179,271
2,014,261	Pool AS1719	5.00%	02/01/44	1,909,727
300,047	Pool AS5236	4.00%	05/01/45	274,710
155,301	Pool AS7211	3.00%	04/01/46	128,854
178,401	Pool AS9990	4.50%	07/01/47	161,910
63,029	Pool AT0332	3.00%	04/01/43	51,828
60,149	Pool AY0013	4.50%	01/01/45	55,508
221,687	Pool BE3631	4.50%	05/01/47	202,651
10,027	Pool BH9428	4.50%	09/01/47	9,138
32,249	Pool BJ6232	5.00%	04/01/48	30,264
507,314	Pool BJ9100	4.50%	02/01/48	465,635
319,370	Pool BJ9111	4.50%	03/01/48	293,129
983,907	Pool BJ9124	4.50%	04/01/48	903,094
199,935	Pool BK4769	5.00%	08/01/48	188,184
6,000,000	Pool BL0516	4.09%	12/01/38	4,986,758
11,221,905	Pool BM3867	4.00%	02/01/46	9,972,546
4,036,228	Pool BM4785	4.50%	10/01/38	3,764,296
4,859,109	Pool BM5671	4.50%	01/01/49	4,463,418
24,280,660	Pool BM6732	4.00%	11/01/48	21,932,615
16,962,036	Pool BM7079	4.00%	10/01/48	14,857,116
7,427,989	Pool BM7129	3.00%	01/01/47	6,161,528
891,783	Pool BN4059	4.00%	12/01/48	771,217
4,224,291	Pool BV8046	4.50%	09/01/52	3,846,008
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Pass-Through Securities (Continued)
	Federal National Mortgage Association (Continued)
$3,484,489	Pool CA2947	4.00%	12/01/48	$3,065,941
1,661,120	Pool FM1284	3.50%	02/01/46	1,449,379
1,502,445	Pool FM1285	4.00%	10/01/43	1,344,539
26,678,338	Pool FM2863	3.50%	09/01/48	22,936,947
76,842,908	Pool FM2972	4.00%	12/01/44	68,237,316
89,247,339	Pool FM3003	4.00%	05/01/49	79,067,405
6,197,315	Pool FM8218	4.00%	04/01/48	5,488,400
4,440,732	Pool FM9408	4.50%	06/01/46	4,065,291
12,894,771	Pool FS0045	3.00%	09/01/47	10,717,388
13,969,939	Pool FS0074	3.00%	01/01/47	11,784,094
36,218,746	Pool FS0742	3.50%	05/01/44	31,464,208
36,142,464	Pool FS1797	3.50%	07/01/46	31,688,619
9,006,981	Pool FS1884	4.00%	05/01/42	7,936,132
43,928,248	Pool FS2044	4.50%	07/01/44	40,346,898
26,203,934	Pool FS2127	3.50%	06/01/48	22,561,677
8,308,392	Pool FS2787	4.00%	10/01/48	7,380,126
16,033,745	Pool FS2796	3.50%	08/01/47	13,850,530
17,303,419	Pool FS2925	3.00%	08/01/48	14,565,543
1,747,795	Pool FS4013	4.00%	04/01/42	1,560,151
1,702,562	Pool FS4015	5.50%	03/01/49	1,671,338
57,538	Pool MA0096	4.50%	06/01/29	54,751
1,427	Pool MA0293	4.50%	01/01/30	1,358
22,921	Pool MA0295	5.00%	01/01/30	21,955
19,870	Pool MA0353	4.50%	03/01/30	18,906
2,551	Pool MA0777	5.00%	06/01/31	2,417
24,629	Pool MA1222	4.00%	10/01/32	23,249
44,903	Pool MA1228	3.00%	09/01/42	37,251
1,828	Pool MA2509	3.00%	01/01/46	1,472
148,661	Pool MA3101	4.50%	08/01/47	135,984
93,897	Pool MA3123	5.00%	08/01/47	88,237
16,375,000	Pool TBA (j)	4.00%	11/15/53	14,146,465
5,000,000	Pool TBA	6.50%	11/15/53	4,969,899
20,000,000	Pool TBA	3.50%	12/15/53	16,674,480
10,000,000	Pool TBA	4.50%	12/15/53	8,934,217
125,530,000	Pool TBA (j)	5.00%	12/15/53	115,693,548
111,503,000	Pool TBA (j)	5.50%	12/15/53	105,744,916
329,825,000	Pool TBA (j)	6.00%	12/15/53	320,853,866
45,000,000	Pool TBA	6.50%	12/15/53	44,700,967
	Government National Mortgage Association
44,585	Pool 3149	6.00%	10/20/31	44,925
28,233	Pool 3172	6.00%	12/20/31	28,808
30,166	Pool 3227	6.00%	04/20/32	30,265
6,364	Pool 3474	6.00%	11/20/33	6,436
16,702	Pool 455986	5.25%	07/15/25	16,232
45,991	Pool 487108	6.00%	04/15/29	45,536
25,394	Pool 553144	5.50%	04/15/33	24,658
82,228	Pool 604338	5.00%	05/15/33	79,383
57,989	Pool 604897	5.00%	12/15/33	55,977
76,282	Pool 605389	5.00%	04/15/34	73,636
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Pass-Through Securities (Continued)
	Government National Mortgage Association (Continued)
$185,305	Pool 615403	4.50%	08/15/33	$173,939
6,383	Pool 627123	5.50%	03/15/34	6,243
66,119	Pool 638704	5.50%	11/15/36	65,400
136,546	Pool 653143	4.90%	04/15/36	131,315
227,240	Pool 658324	5.50%	03/15/37	224,156
96,787	Pool 677190	5.00%	06/15/38	93,794
13,785	Pool 687833	6.00%	08/15/38	13,796
39,609	Pool 706840	4.50%	05/15/40	37,356
165,428	Pool 706855	4.50%	09/15/40	156,110
211,583	Pool 711483	4.00%	01/15/40	193,534
98,736	Pool 711543	4.00%	11/15/40	90,271
681,711	Pool 711563	4.50%	03/15/41	642,653
3,894,389	Pool 720225	4.50%	07/15/39	3,645,251
193,634	Pool 723216	4.50%	08/15/40	183,049
56,008	Pool 723248	5.00%	10/15/39	54,256
209,722	Pool 724230	5.00%	08/15/39	201,926
51,644	Pool 724267	5.00%	09/15/39	49,656
130,611	Pool 724340	4.50%	09/15/39	123,320
76,900	Pool 725272	4.50%	11/15/39	72,566
32,785	Pool 726394	4.50%	10/15/39	30,972
5,009	Pool 728921	4.50%	12/15/24	4,937
168,659	Pool 733595	4.50%	04/15/40	158,772
60,834	Pool 733733	5.00%	06/15/40	58,243
448,520	Pool 736317	4.25%	06/20/36	403,602
91,245	Pool 736617	4.00%	12/15/35	83,332
632,704	Pool 737673	4.50%	11/15/40	596,372
149,602	Pool 737996	4.00%	02/15/41	136,057
229,279	Pool 739341	3.50%	10/15/41	202,369
129,646	Pool 743673	4.50%	07/15/40	122,703
222,079	Pool 745478	5.00%	08/20/40	208,248
489,851	Pool 748939	4.00%	09/20/40	437,310
69,437	Pool 754384	4.50%	03/20/42	65,798
252,139	Pool 762905	4.50%	04/15/41	237,498
893,464	Pool 769102	4.50%	07/20/41	859,637
239,808	Pool 781623	5.00%	06/15/33	227,370
37,212	Pool 781697	6.00%	11/15/33	37,625
199,843	Pool 781824	5.50%	11/15/34	196,208
7,657	Pool 781862	5.50%	01/15/35	7,518
15,727	Pool 782070	7.00%	06/15/32	15,922
38,695	Pool 782810	4.50%	11/15/39	36,674
61,070	Pool 783091	5.50%	06/15/40	60,411
2,918	Pool 783220	5.50%	09/15/24	2,910
108,488	Pool 783375	5.00%	08/15/41	104,309
163,670	Pool 783760	5.00%	02/15/42	158,788
2,603,178	Pool 784063	5.00%	09/20/45	2,477,745
356,573	Pool 784343	5.00%	02/15/41	346,076
3,354,963	Pool 784752	4.00%	03/15/45	3,067,302
1,254,491	Pool 785020	3.00%	05/20/50	1,011,239
1,819,116	Pool AC0197	4.00%	12/20/42	1,646,069
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Pass-Through Securities (Continued)
	Government National Mortgage Association (Continued)
$326,652	Pool AD0026	3.50%	06/20/33	$287,922
64,474	Pool AD0856	3.75%	08/20/33	58,000
34,428	Pool AG8899	4.00%	12/20/43	30,812
527,697	Pool AI6317	4.50%	06/20/44	482,958
392,282	Pool AK2389	4.50%	11/20/44	359,741
100,242	Pool AN4469	5.00%	12/15/40	95,598
167,490	Pool AR8421	5.00%	10/20/41	156,867
848,587	Pool BB1216	4.50%	06/20/47	778,147
352,782	Pool BB4731	4.00%	07/20/47	314,531
279,174	Pool BB4757	4.00%	08/20/47	252,042
160,957	Pool BB4769	4.00%	08/20/47	143,534
228,467	Pool BD0483	4.50%	11/20/47	209,506
373,184	Pool BF0415	5.00%	06/20/35	350,950
268,045	Pool BL6909	5.00%	03/20/49	251,563
111,115	Pool MA1017	6.00%	05/20/43	113,353
79,899	Pool MA1162	6.00%	07/20/43	81,512
10,216	Pool MA2215	3.50%	09/20/44	8,656
71,363	Pool MA2683	6.00%	03/20/45	72,784
72,665	Pool MA2759	6.00%	01/20/45	74,131
34,182	Pool MA2897	6.00%	03/20/45	34,872
151,352	Pool MA2966	6.00%	09/20/39	154,407
145,194	Pool MA3249	6.00%	04/20/40	148,088
307,457	Pool MA3459	6.00%	08/20/39	313,661
197,768	Pool MA4076	7.00%	01/20/39	202,107
2,013,419	Pool MA5714	6.00%	01/20/49	2,053,903
				1,387,081,645
	Total U.S. Government Agency Mortgage-Backed Securities			3,152,469,369
	(Cost $3,518,871,021)
MORTGAGE-BACKED SECURITIES — 12.4%
	Collateralized Mortgage Obligations — 7.1%
	Arroyo Mortgage Trust
9,000,000	Series 2019-2, Class M1 (i)	4.76%	04/25/49	7,434,726
2,288,440	Series 2019-3, Class A3 (i)	3.42%	10/25/48	2,076,085
2,396,229	Series 2021-1R, Class A2 (i)	1.48%	10/25/48	1,879,489
3,308,234	Series 2021-1R, Class A3 (i)	1.64%	10/25/48	2,594,061
	BRAVO Residential Funding Trust
1,501,868	Series 2021-NQM1, Class A2 (i)	1.26%	02/25/49	1,304,957
3,754,671	Series 2021-NQM1, Class A3 (i)	1.33%	02/25/49	3,233,996
2,192,463	Series 2021-NQM2, Class A1 (i)	0.97%	03/25/60	2,015,706
6,257,609	Series 2023-NQM1, Class A1, steps up to 6.76% on 01/01/27 (i) (k)	5.76%	01/25/63	6,124,717
	Chase Home Lending Mortgage Trust
1,531,423	Series 2019-ATR2, Class A11, 1 Mo. CME Term SOFR + CSA + 0.90% (a) (i)	6.34%	07/25/49	1,463,984
	CHL Mortgage Pass-Through Trust
29,528	Series 2004-8, Class 2A1	4.50%	06/25/19	17,495
	CIM Trust
1,863,659	Series 2018-J1, Class A22 (i)	3.50%	03/25/48	1,551,123
1,308,216	Series 2019-INV1, Class A11 (i)	4.00%	02/25/49	1,177,087
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Citigroup Global Markets Mortgage Securities VII, Inc.
$228	Series 2003-UP2, Class PO1, PO	(d)	12/25/18	$205
	COLT Mortgage Loan Trust
10,523,989	Series 2022-5, Class A1 (i)	4.55%	04/25/67	9,775,739
	Connecticut Avenue Securities Trust
5,000,000	Series 2019-R01, Class 2B1, 30 Day Average SOFR + CSA + 4.35% (a) (i)	9.79%	07/25/31	5,332,523
1,266,031	Series 2019-R01, Class 2M2, 30 Day Average SOFR + CSA + 2.45% (a) (i)	7.89%	07/25/31	1,267,870
4,000,000	Series 2021-R02, Class 2M2, 30 Day Average SOFR + 2.00% (a) (i)	7.32%	11/25/41	3,931,477
5,000,000	Series 2022-R02, Class 2M2, 30 Day Average SOFR + 3.00% (a) (i)	8.32%	01/25/42	5,006,630
	Ellington Financial Mortgage Trust
5,428,357	Series 2022-2, Class A1 (i)	4.30%	04/25/67	4,903,690
6,384,672	Series 2023-1, Class A1, steps up to 6.73% on 01/01/27 (i) (k)	5.73%	02/25/68	6,254,388
	Federal Home Loan Mortgage Corporation STACR Debt Notes
9,246,869	Series 2020-HQA5, Class M2, 30 Day Average SOFR + 2.60% (a) (i)	7.92%	11/25/50	9,365,740
	Federal Home Loan Mortgage Corporation STACR REMIC Trust
774,120	Series 2020-DNA1, Class M2, 30 Day Average SOFR + CSA + 1.70% (a) (i)	7.14%	01/25/50	775,156
5,000,000	Series 2020-DNA2, Class B1, 30 Day Average SOFR + CSA + 2.50% (a) (i)	7.94%	02/25/50	5,038,544
8,764,999	Series 2020-HQA2, Class M2, 30 Day Average SOFR + CSA + 3.10% (a) (i)	8.54%	03/25/50	9,067,691
	Flagstar Mortgage Trust
275,452	Series 2018-2, Class A4 (i)	3.50%	04/25/48	267,025
3,684,229	Series 2018-4, Class B1 (e) (i)	4.17%	07/25/48	3,189,984
1,402,022	Series 2019-2, Class A11 (i)	3.50%	12/25/49	1,185,090
15,617,589	Series 2021-9INV, Class A1 (i)	2.50%	09/25/41	12,823,704
	GCAT Trust
5,954,041	Series 2021-NQM7, Class A1 (i)	1.92%	08/25/66	5,012,485
4,977,305	Series 2023-NQM3, Class A1 (i)	6.89%	08/25/68	4,972,228
	GMACM Mortgage Loan Trust
723	Series 2003-J10, Class A1	4.75%	01/25/19	705
	GS Mortgage-Backed Securities Trust
569,862	Series 2019-PJ3, Class A1 (i)	3.50%	03/25/50	498,771
3,344,238	Series 2021-PJ6, Class A8 (i)	2.50%	11/25/51	2,762,965
	JP Morgan Mortgage Trust
4,166	Series 2004-S2, Class 5A1	5.50%	12/25/19	3,670
2,417,150	Series 2015-IVR2, Class A5 (e) (i)	6.90%	01/25/45	2,399,292
1,663,442	Series 2018-5, Class A1 (i)	3.50%	10/25/48	1,379,524
1,174,695	Series 2018-5, Class A13 (i)	3.50%	10/25/48	946,323
1,217,971	Series 2018-8, Class A7 (i)	4.00%	01/25/49	1,058,505
1,413,895	Series 2019-1, Class A5 (i)	4.00%	05/25/49	1,239,025
637,304	Series 2019-8, Class A15 (i)	3.50%	03/25/50	529,779
1,137,085	Series 2019-INV2, Class A15 (i)	3.50%	02/25/50	968,501
391	Series 2019-LTV2, Class A11, 1 Mo. CME Term SOFR + CSA + 0.90% (a) (i)	6.34%	12/25/49	391
3,965,165	Series 2020-INV1, Class A15 (i)	3.50%	08/25/50	3,349,086
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	JP Morgan Wealth Management
$10,000,000	Series 2020-ATR1, Class A5 (i)	3.00%	02/25/50	$7,685,522
	Mello Mortgage Capital Acceptance
3,723,963	Series 2018-MTG2, Class A9 (i)	4.27%	10/25/48	3,331,972
	MetLife Securitization Trust
3,511,025	Series 2018-1A, Class A (i)	3.75%	03/25/57	3,206,865
	MFA Trust
8,404,111	Series 2022-INV1, Class A1, steps up to 4.91% on 03/25/26 (i) (k)	3.91%	04/25/66	7,787,825
	New Residential Mortgage Loan Trust
4,714,495	Series 2015-2A, Class B1 (i)	4.50%	08/25/55	4,423,498
3,558,565	Series 2016-1A, Class A1 (i)	3.75%	03/25/56	3,239,353
8,350,077	Series 2018-3A, Class A1 (i)	4.50%	05/25/58	7,792,621
9,308,476	Series 2018-4A, Class A1S, 1 Mo. CME Term SOFR + CSA + 0.75% (a) (i)	6.19%	01/25/48	9,030,317
4,301,213	Series 2019-NQM5, Class A1 (i)	2.71%	11/25/59	3,814,784
	OBX Trust
1,315,240	Series 2018-EXP1, Class 1A3 (i)	4.00%	04/25/48	1,135,822
552,407	Series 2018-EXP1, Class 2A1, 1 Mo. CME Term SOFR + CSA + 0.85% (a) (i)	6.29%	04/25/48	547,908
	PRKCM Trust
8,358,944	Series 2021-AFC1, Class A1 (i)	1.51%	08/25/56	6,288,107
	Provident Funding Mortgage Trust
1,201,793	Series 2019-1, Class A5 (i)	3.00%	12/25/49	948,103
2,558,138	Series 2020-1, Class A5 (i)	3.00%	02/25/50	2,014,581
	RUN Trust
8,737,592	Series 2022-NQM1, Class A1 (i)	4.00%	03/25/67	7,900,562
	Seasoned Credit Risk Transfer Trust
5,412,697	Series 2017-2, Class M1 (i)	4.00%	08/25/56	5,302,335
	Sequoia Mortgage Trust
1,654,748	Series 2017-2, Class A19 (i)	3.50%	02/25/47	1,363,512
370,009	Series 2017-CH1, Class A13 (i)	4.00%	08/25/47	334,629
4,998,365	Series 2018-CH1, Class B1B (i)	4.45%	03/25/48	4,398,433
3,300,782	Series 2020-1, Class A19 (i)	3.50%	02/25/50	2,731,670
9,682,295	Series 2020-1, Class A7 (i)	3.50%	02/25/50	8,105,998
	Starwood Mortgage Residential Trust
8,001,308	Series 2022-3, Class A1 (i)	4.16%	03/25/67	7,032,230
	TIAA Bank Mortgage Loan Trust
652,819	Series 2018-3, Class A1 (i)	4.00%	11/25/48	571,426
	Towd Point Mortgage Trust
11,895,453	Series 2019-1, Class A1 (i)	3.75%	03/25/58	11,045,576
	Verus Securitization Trust
1,871,559	Series 2019-INV3, Class A2 (i)	2.95%	11/25/59	1,806,094
6,255,000	Series 2020-INV1, Class A3, steps up to 4.89% on 05/26/24 (i) (k)	3.89%	03/25/60	5,847,312
10,818,413	Series 2022-5, Class A1, steps up to 4.80% on 06/25/26 (i) (k)	3.80%	04/25/67	9,589,697
	Vista Point Securitization Trust
5,743,000	Series 2020-1, Class M1 (i)	4.15%	03/25/65	5,166,581
	Wells Fargo Mortgage Backed Securities Trust
320,600	Series 2019-1, Class A1 (i)	3.93%	11/25/48	290,901
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	WinWater Mortgage Loan Trust
$1,087,010	Series 2016-1, Class 1A18 (i)	3.50%	01/20/46	$907,077
1,424,419	Series 2016-1, Class 2A3 (i)	3.00%	12/20/30	1,308,915
3,473,272	Series 2016-1, Class B1 (e) (i)	3.77%	01/20/46	3,135,783
				272,266,141
	Commercial Mortgage-Backed Securities — 5.3%
	BAMLL Commercial Mortgage Securities Trust
5,625,000	Series 2013-WBRK, Class A (e) (i)	3.53%	03/10/37	4,905,709
	BBCMS Mortgage Trust
9,394,000	Series 2018-TALL, Class A, 1 Mo. CME Term SOFR + CSA + 0.87% (a) (i)	6.25%	03/15/37	8,703,934
	Benchmark Mortgage Trust
141,411,899	Series 2023-V2, Class XA, IO (e)	0.99%	05/15/55	5,317,978
	BPR Trust
4,641,431	Series 2021-WILL, Class A, 1 Mo. CME Term SOFR + CSA + 1.75% (a) (i)	7.20%	06/15/38	4,492,098
10,000,000	Series 2022-OANA, Class A, 1 Mo. CME Term SOFR + CSA + 1.90% (a) (i)	7.23%	04/15/37	9,793,697
	BX Commercial Mortgage Trust
10,000,000	Series 2019-IMC, Class A, 1 Mo. CME Term SOFR + CSA + 1.00% (a) (i)	6.38%	04/15/34	9,915,868
	CENT Trust
4,000,000	Series 2023-CITY, Class A, 1 Mo. CME Term SOFR + 2.62% (a) (i)	7.95%	09/15/28	4,022,478
	CFCRE Commercial Mortgage Trust
76,091,693	Series 2017-C8, Class XA, IO (e)	1.48%	06/15/50	2,949,824
	Citigroup Commercial Mortgage Trust
2,915,000	Series 2014-GC23, Class B	4.18%	07/10/47	2,737,242
87,382,743	Series 2016-P4, Class XA, IO (e)	1.89%	07/10/49	3,246,374
8,989,195	Series 2017-P7, Class A3	3.44%	04/14/50	8,204,751
	COMM Mortgage Trust
344,758	Series 2012-CR3, Class AM (i)	3.42%	10/15/45	315,367
10,000,000	Series 2013-CR13, Class AM	4.45%	11/10/46	9,923,719
11,475,000	Series 2014-CR15, Class AM	4.43%	02/10/47	11,379,184
6,850,000	Series 2014-CR21, Class AM	3.99%	12/10/47	6,484,424
	Credit Suisse Mortgage Trust
7,500,000	Series 2020-WEST, Class A (i)	3.04%	02/15/35	5,269,899
	CSAIL Commercial Mortgage Trust
56,874,684	Series 2020-C19, Class XA, IO (e)	1.10%	03/15/53	2,843,791
	FIVE Mortgage Trust
33,859,964	Series 2023-V1, Class XA, IO (a)	0.83%	02/10/56	996,587
	Hilton USA Trust
4,250,000	Series 2016-HHV, Class A (i)	3.72%	11/05/38	3,923,560
	JP Morgan Chase Commercial Mortgage Securities Trust
4,060,488	Series 2017-JP5, Class A4	3.46%	03/15/50	3,858,361
10,466,125	Series 2018-PHH, Class A, 1 Mo. CME Term SOFR + CSA + 1.21% (a) (i)	6.59%	06/15/35	9,256,031
5,000,000	Series 2020-ACE, Class A (i)	3.29%	01/10/37	4,757,491
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Commercial Mortgage-Backed Securities (Continued)
	Life Mortgage Trust
$5,250,000	Series 2022-BMR2, Class A1, 1 Mo. CME Term SOFR + 1.30% (a) (i)	6.63%	05/15/39	$5,143,436
	MHC Commercial Mortgage Trust
5,843,980	Series 2021-MHC, Class A, 1 Mo. CME Term SOFR + CSA + 0.80% (a) (i)	6.25%	04/15/38	5,758,771
	Morgan Stanley Bank of America Merrill Lynch Trust
8,015,000	Series 2014-C15, Class AS	4.26%	04/15/47	7,908,065
6,319,081	Series 2016-C31, Class A4	2.84%	11/15/49	5,788,432
	Morgan Stanley Capital I Trust
7,527,000	Series 2018-MP, Class A (e) (i)	4.28%	07/11/40	5,995,551
	One Bryant Park Trust
10,000,000	Series 2019-OBP, Class A (i)	2.52%	09/15/54	7,853,615
	Queens Center Mortgage Trust
6,097,739	Series 2013-QCA, Class A (i)	3.28%	01/11/37	5,565,919
	RBS Commercial Funding, Inc. Trust
7,045,000	Series 2013-GSP, Class A (e) (i)	3.83%	01/15/32	6,961,670
	Ready Capital Mortgage Financing LLC
6,757,925	Series 2021-FL6, Class A, 1 Mo. CME Term SOFR + CSA + 0.95% (a) (i)	6.39%	07/25/36	6,587,479
	RIAL 2022-FL8 Issuer Ltd
4,428,000	Series 2022-FL8, Class A, 1 Mo. CME Term SOFR + 2.25% (a) (i)	7.58%	01/19/37	4,349,124
	VMC Finance LLC
2,983,500	Series 2021-HT1, Class A, 1 Mo. CME Term SOFR + CSA + 1.65% (a) (i)	7.10%	01/18/37	2,912,944
	Wells Fargo Commercial Mortgage Trust
7,500,000	Series 2015-NXS2, Class B (e)	4.27%	07/15/58	6,945,970
5,450,000	Series 2020-SDAL, Class C, 1 Mo. CME Term SOFR + CSA + 1.74% (a) (i)	7.19%	02/15/37	5,334,603
	WFLD Mortgage Trust
3,500,000	Series 2014-MONT, Class A (e) (i)	3.75%	08/10/31	2,914,747
				203,318,693
	Total Mortgage-Backed Securities			475,584,834
	(Cost $516,056,483)
U.S. GOVERNMENT BONDS AND NOTES — 5.0%
3,289,150	U.S. Treasury Inflation Indexed Note (l)	0.63%	01/15/24	3,260,111
40,000,000	U.S. Treasury Note (m)	2.25%	03/31/24	39,474,235
60,000,000	U.S. Treasury Note (m)	2.50%	05/31/24	58,965,724
91,000,000	U.S. Treasury Note	4.63%	10/15/26	90,328,164
	Total U.S. Government Bonds and Notes			192,028,234
	(Cost $191,792,976)
ASSET-BACKED SECURITIES — 3.5%
	American Credit Acceptance Receivables Trust
627,765	Series 2022-1, Class B (i)	1.68%	09/14/26	626,793
	BMW Vehicle Owner Trust
7,500,000	Series 2023-A, Class A4	5.25%	11/26/29	7,396,065
	CFMT LLC
4,052,000	Series 2021-EBO1, Class M1 (i)	1.65%	11/25/50	3,442,118
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
ASSET-BACKED SECURITIES (Continued)
	Citibank Credit Card Issuance Trust
$10,000,000	Series 2017-A6, Class A6, 1 Mo. CME Term SOFR + CSA + 0.77% (a)	6.22%	05/14/29	$10,022,554
	Corevest American Finance Trust
7,791,765	Series 2020-1, Class A1 (i)	1.83%	03/15/50	7,440,048
10,023,179	Series 2020-3, Class A (i)	1.36%	08/15/53	9,159,653
6,904,261	Series 2020-4, Class A (i)	1.17%	12/15/52	6,287,970
	CWABS, Inc. Asset-Backed Certificates Trust
1,939,115	Series 2004-5, Class M1, 1 Mo. CME Term SOFR + CSA + 0.86% (a)	6.29%	08/25/34	1,927,867
	Diamond Resorts Owner Trust
3,501,627	Series 2021-1A, Class A (i)	1.51%	11/21/33	3,215,675
	FNA VI LLC
5,746,886	Series 2021-1A, Class A (i)	1.35%	01/10/32	5,277,222
	GM Financial Consumer Automobile Receivables Trust
8,500,000	Series 2023-3, Class A3	5.45%	06/16/28	8,465,393
	GSAMP Trust
3,521,602	Series 2006-SEA1, Class M2, 1 Mo. CME Term SOFR + CSA + 1.65% (a) (i)	4.37%	05/25/36	3,645,413
	Hyundai Auto Receivables Trust
7,500,000	Series 2023-B, Class A3	5.48%	04/17/28	7,462,917
	M360 Ltd.
5,000,000	Series 2021-CRE3, Class A, 1 Mo. CME Term SOFR + CSA + 1.50% (a) (i)	6.95%	11/22/38	4,933,273
	OSCAR US Funding XIV LLC
1,619,488	Series 2022-1A, Class A2 (i)	1.60%	03/10/25	1,613,062
	Pagaya AI Debt Trust
9,518,248	Series 2023-5, Class A (i)	7.18%	04/15/31	9,526,185
	Sierra Timeshare Receivables Funding LLC
1,207,007	Series 2019-1A, Class A (i)	3.20%	01/20/36	1,188,116
2,743,580	Series 2020-2A, Class A (i)	1.33%	07/20/37	2,576,883
	Tricon American Homes
9,346,446	Series 2020-SFR1, Class A (i)	1.50%	07/17/38	8,305,262
	Verizon Master Trust
10,000,000	Series 2022-7, Class A1A, steps up to 5.98% on 11/20/24 (k)	5.23%	11/22/27	9,916,451
22,500,000	Series 2023-4, Class A1A	5.16%	06/20/29	22,317,253
	Total Asset-Backed Securities			134,746,173
	(Cost $137,833,062)

Shares	Description	Value
EXCHANGE-TRADED FUNDS — 0.0%
	Capital Markets — 0.0%
17,000	First Trust Intermediate Government Opportunities ETF (n)	321,980
73,956	First Trust Long Duration Opportunities ETF (n)	1,436,965
	Total Exchange-Traded Funds	1,758,945
	(Cost $2,098,206)

See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. TREASURY BILLS — 10.6%
$40,000,000	U.S. Treasury Bill	(d)	01/04/24	$39,623,467
20,000,000	U.S. Treasury Bill	(d)	01/11/24	19,791,240
15,000,000	U.S. Treasury Bill	(d)	02/01/24	14,796,258
40,000,000	U.S. Treasury Bill	(d)	02/29/24	39,292,667
50,000,000	U.S. Treasury Bill	(d)	03/21/24	48,958,412
50,000,000	U.S. Treasury Bill	(d)	04/04/24	48,856,606
20,000,000	U.S. Treasury Bill	(d)	04/18/24	19,500,488
70,000,000	U.S. Treasury Bill	(d)	05/16/24	67,990,299
35,000,000	U.S. Treasury Bill	(d)	06/13/24	33,868,515
75,000,000	U.S. Treasury Bill	(d)	09/05/24	71,663,605
	Total U.S. Treasury Bills			404,341,557
	(Cost $404,361,322)

Shares	Description	Value
MONEY MARKET FUNDS — 1.7%
65,375,733	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 5.22% (o)	65,375,733
	(Cost $65,375,733)
	Total Investments — 115.6%	4,426,304,845
	(Cost $4,836,388,803)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 0.0%
	Call Options Purchased — 0.0%
100	2 Year Mid-Curve Options on 3 Months SOFR Futures Call	$23,965,000	$96.75	12/15/23	6,250
100	2 Year Mid-Curve Options on 3 Months SOFR Futures Call	23,962,500	96.75	03/15/24	24,375
120	2 Year Mid-Curve Options on 3 Months SOFR Futures Call	28,750,500	96.75	06/14/24	46,500
644	U.S. 2-Year Treasury Futures Call	130,359,678	101.50	11/24/23	161,000
50	U.S. 10-Year Treasury Futures Call	5,308,593	108.00	11/24/23	12,500
	Total Purchased Options				250,625
	(Cost $786,373)

Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES SOLD SHORT — (6.5)%
	Federal National Mortgage Association
(128,455,000)	Pool TBA (j)	4.50%	11/15/53	(114,704,275)
(20,000,000)	Pool TBA	5.00%	11/01/53	(18,439,063)
(39,600,000)	Pool TBA	3.00%	11/15/53	(31,689,674)
(28,875,000)	Pool TBA	3.50%	11/15/53	(24,046,710)
(8,375,000)	Pool TBA	4.00%	12/01/53	(7,240,449)
(10,000,000)	Pool TBA	3.00%	12/15/53	(8,012,209)
(5,000,000)	Pool TBA	5.50%	11/01/53	(4,742,578)
(17,000,000)	Pool TBA (j)	4.50%	11/15/38	(16,124,765)
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES SOLD SHORT (Continued)
	Federal National Mortgage Association (Continued)
$(15,000,000)	Pool TBA	4.50%	12/15/38	$(14,233,594)
(10,000,000)	Pool TBA	6.00%	11/01/53	(9,731,128)
	Total Investments Sold Short — (6.5)%			(248,964,445)
	(Proceeds $257,334,338)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
WRITTEN OPTIONS — (0.7)%
	Call Options Written — (0.0)%
(500)	3 Month SOFR Futures Call	$(118,531,250)	$96.50	06/14/24	(121,875)
(195)	1 Year Mid-Curve Options on 3 Months SOFR Futures Call	(46,683,000)	96.75	06/14/24	(93,844)
(275)	U.S. 2-Year Treasury Futures Call	(55,666,011)	102.00	11/24/23	(25,781)
(1,350)	U.S. 5-Year Treasury Futures Call	(141,486,345)	107.00	02/23/24	(653,906)
(50)	U.S. 10-Year Treasury Futures Call	(5,308,594)	112.00	11/24/23	(1,563)
(75)	U.S. 10-Year Treasury Futures Call	(7,962,890)	114.00	11/24/23	(1,172)
(25)	U.S. Treasury Long Bond Futures Call	(2,735,938)	114.00	11/24/23	(10,156)
(402)	U.S. Treasury Long Bond Futures Call	(43,993,875)	116.00	11/24/23	(69,094)
(200)	U.S. Treasury Long Bond Futures Call	(21,887,500)	128.00	11/24/23	(0)
(100)	U.S. Treasury Long Bond Futures Call	(10,943,750)	130.00	11/24/23	(0)
(525)	U.S. Treasury Long Bond Futures Call	(57,454,687)	132.00	11/24/23	(0)
(200)	U.S. Treasury Long Bond Futures Call	(21,875,000)	116.00	12/22/23	(131,250)
(175)	U.S. Treasury Long Bond Futures Call	(19,140,625)	116.00	02/23/24	(287,109)
(20)	Ultra U.S. Treasury Long Bond Futures Call	(2,251,250)	118.00	11/24/23	(13,125)
(10)	Ultra U.S. Treasury Long Bond Futures Call	(1,125,625)	124.00	11/24/23	(1,406)
(5)	Ultra U.S. Treasury Long Bond Futures Call	(562,813)	135.00	11/24/23	(78)
	Total Call Options Written				(1,410,359)
	(Premiums received $3,198,884)
	Put Options Written — (0.7)%
(100)	3 Month SOFR Futures Put	(23,706,250)	94.50	06/14/24	(45,000)
(100)	2 Year Mid-Curve Options on 3 Months SOFR Futures Put	(23,965,000)	96.75	12/15/23	(228,125)
(100)	2 Year Mid-Curve Options on 3 Months SOFR Futures Put	(23,962,500)	96.75	03/15/24	(246,250)
(75)	U.S. 2-Year Treasury Futures Put	(15,181,640)	101.00	11/24/23	(18,750)
(644)	U.S. 2-Year Treasury Futures Put	(130,359,678)	101.50	11/24/23	(533,313)
(555)	U.S. 2-Year Treasury Futures Put	(112,344,132)	102.00	11/24/23	(927,891)
(961)	U.S. 2-Year Treasury Futures Put	(194,527,407)	102.50	11/24/23	(2,522,625)
(1,136)	U.S. 2-Year Treasury Futures Put	(229,951,233)	102.63	11/24/23	(3,248,251)
(400)	U.S. 5-Year Treasury Futures Put	(41,790,624)	103.00	11/24/23	(37,500)
(425)	U.S. 5-Year Treasury Futures Put	(44,402,538)	105.00	11/24/23	(368,555)
(1,070)	U.S. 5-Year Treasury Futures Put	(111,789,919)	107.00	11/24/23	(2,750,235)
(150)	U.S. 5-Year Treasury Futures Put	(15,671,484)	107.25	11/24/23	(421,875)
(625)	U.S. 5-Year Treasury Futures Put	(65,297,850)	107.50	11/24/23	(1,909,180)
(25)	U.S. 10-Year Treasury Futures Put	(2,654,297)	106.00	11/24/23	(19,531)
(825)	U.S. 10-Year Treasury Futures Put	(87,591,793)	108.00	11/24/23	(1,714,453)
(597)	U.S. Treasury Long Bond Futures Put	(65,334,187)	116.00	11/24/23	(4,011,094)
(625)	U.S. Treasury Long Bond Futures Put	(68,398,437)	122.00	11/24/23	(7,851,563)
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2023
Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
WRITTEN OPTIONS (Continued)
	Put Options Written (Continued)
(15)	Ultra U.S. Treasury Long Bond Futures Put	$(1,688,438)	$110.00	11/24/23	$(21,563)
(30)	Ultra U.S. Treasury Long Bond Futures Put	(3,376,875)	112.00	11/24/23	(67,031)
	Total Put Options Written				(26,942,785)
	(Premiums received $11,367,333)
	Total Written Options				(28,353,144)
	(Premiums received $14,566,217)
	Net Other Assets and Liabilities — (8.4)%				(321,612,405)
	Net Assets — 100.0%				$3,827,625,476
Futures Contracts at October 31, 2023 (See Note 2D - Futures Contracts in the Notes to Financial Statements):

Futures Contracts	Position	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)/ Value
U.S. 2-Year Treasury Notes	Short	380	Dec-2023	$(76,920,313)	$59,165
U.S. 5-Year Treasury Notes	Short	615	Dec-2023	(64,253,086)	(44,026)
U.S. 10-Year Treasury Notes	Short	1,448	Dec-2023	(153,736,875)	5,188,721
U.S. Treasury Long Bond Futures	Short	653	Dec-2023	(71,462,688)	5,756,033
Ultra 10-Year U.S. Treasury Notes	Short	8,236	Dec-2023	(896,308,437)	47,736,118
Ultra U.S. Treasury Bond Futures	Short	1,992	Dec-2023	(224,224,500)	17,121,680
				$(1,486,905,899)	$75,817,691

(a)	Floating or variable rate security.
(b)	Inverse floating rate security.
(c)	Weighted Average Coupon security. Coupon is based on the blended interest rate of the underlying holdings, which may have different coupons. The coupon may change in any period.
(d)	Zero coupon security.
(e)	Collateral Strip Rate security. Coupon is based on the weighted net interest rate of the investment’s underlying collateral. The interest rate resets periodically.
(f)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P., the Fund’s advisor (the “Advisor”).
(g)
This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures approved by the Trust’s Board of
Trustees, and in accordance with provisions of the Investment Company Act of 1940 and rules thereunder, as amended. At
October 31, 2023, securities noted as such are valued at $7,195,881 or 0.2% of net assets.

(h)	This security’s value was determined using significant unobservable inputs (see Note 2A- Portfolio Valuation in the Notes to Financial Statements).
(i)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by the Advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At
October 31, 2023, securities noted as such amounted to $476,467,667 or 12.4% of net assets.

(j)	All or a portion of this security is part of a mortgage dollar roll agreement (see Note 2I - Mortgage Dollar Rolls and TBA Transactions in the Notes to Financial Statements).
(k)	Step-up security. A security where the coupon increases or steps up at a predetermined date.
(l)	Security whose principal value is adjusted in accordance with changes to the country’s Consumer Price Index. Interest is calculated on the basis of the current adjusted principal value.
(m)	All or a portion of this security is segregated as collateral for open futures and options contracts. At October 31, 2023, the segregated value of these securities amounts to $78,702,841.
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2023
(n)	Investment in an affiliated fund.
(o)	Rate shown reflects yield as of October 31, 2023.

Abbreviations throughout the Portfolio of Investments:
CME	– Chicago Mercantile Exchange
CSA	– Credit Spread Adjustment
IO	– Interest-Only Security - Principal amount shown represents par value on which interest payments are based
LIBOR	– London Interbank Offered Rate
PO	– Principal-Only Security
REMIC	– Real Estate Mortgage Investment Conduit
SOFR	– Secured Overnight Financing Rate
STRIPS	– Separate Trading of Registered Interest and Principal of Securities
TBA	– To-Be-Announced Security

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 10/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
U.S. Government Agency Mortgage-Backed Securities	$3,152,469,369	$—	$3,145,273,488	$7,195,881
Mortgage-Backed Securities	475,584,834	—	475,584,834	—
U.S. Government Bonds and Notes	192,028,234	—	192,028,234	—
Asset-Backed Securities	134,746,173	—	134,746,173	—
Exchange-Traded Funds*	1,758,945	1,758,945	—	—
U.S. Treasury Bills	404,341,557	—	404,341,557	—
Money Market Funds	65,375,733	65,375,733	—	—
Total Investments	4,426,304,845	67,134,678	4,351,974,286	7,195,881
Purchased Options	250,625	250,625	—	—
Futures Contracts**	75,861,717	75,861,717	—	—
Total	$4,502,417,187	$143,247,020	$4,351,974,286	$7,195,881

LIABILITIES TABLE
	Total Value at 10/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
U.S. Government Agency Mortgage-Backed Securities Sold Short	$(248,964,445)	$—	$(248,964,445)	$—
Written Options	(28,353,144)	(28,353,144)	—	—
Futures Contracts**	(44,026)	(44,026)	—	—
Total	$(277,361,615)	$(28,397,170)	$(248,964,445)	$—

*	See Portfolio of Investments for industry breakout.
**
Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts table. Only the current day’s variation margin is presented on the Statement of Assets and Liabilities.

Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. All Level 3 values are based on unobservable inputs.
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Statement of Assets and Liabilities
October 31, 2023

ASSETS:
Investments, at value - Unaffiliated	$4,424,545,900
Investments, at value - Affiliated	1,758,945
Total investments, at value	4,426,304,845
Options contracts purchased, at value	250,625
Cash	8,855,197
Cash segregated as collateral for open futures and written options contracts	286,607
Receivables:
Investment securities sold	1,959,286,047
Interest	16,967,880
Dividends	394,709
Total Assets	6,412,345,910

LIABILITIES:
Investments sold short, at value	248,964,445
Options contracts written, at value	28,353,144
Payables:
Investment securities purchased	2,280,636,854
Distributions to shareholders	17,117,500
Capital shares purchased	7,011,947
Investment advisory fees	2,165,162
Variation margin	471,382
Total Liabilities	2,584,720,434
NET ASSETS	$3,827,625,476

NET ASSETS consist of:
Paid-in capital	$4,281,345,758
Par value	818,500
Accumulated distributable earnings (loss)	(454,538,782)
NET ASSETS	$3,827,625,476
NET ASSET VALUE, per share	$46.76
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	81,850,002
Investments, at cost - Unaffiliated	$4,834,290,597
Investments, at cost - Affiliated	$2,098,206
Total investments, at cost	$4,836,388,803
Premiums paid on options contracts purchased	$786,373
Investments sold short, proceeds	$257,334,338
Premiums received on options contracts written	$14,566,217
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Statement of Operations
For the Year Ended October 31, 2023

INVESTMENT INCOME:
Interest	$186,241,358
Dividends - Unaffiliated	1,838,542
Dividends - Affiliated	44,492
Total investment income	188,124,392

EXPENSES:
Investment advisory fees	28,530,503
Total expenses	28,530,503
NET INVESTMENT INCOME (LOSS)	159,593,889

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments - Unaffiliated	(169,577,983)
Investments - Affiliated	(42,307)
Investments sold short	11,518,250
Purchased options contracts	(6,161,443)
Written options contracts	31,179,376
Futures contracts	131,918,646
Net realized gain (loss)	(1,165,461)
Net change in unrealized appreciation (depreciation) on:
Investments - Unaffiliated	20,240,699
Investments - Affiliated	(200,644)
Investments sold short	4,551,837
Purchased options contracts	(573,839)
Written options contracts	(12,830,477)
Futures contracts	(13,551,104)
Net change in unrealized appreciation (depreciation)	(2,363,528)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(3,528,989)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$156,064,900
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Statements of Changes in Net Assets

	Year Ended 10/31/2023	Year Ended 10/31/2022
OPERATIONS:
Net investment income (loss)	$159,593,889	$93,545,648
Net realized gain (loss)	(1,165,461)	(14,952,412)
Net change in unrealized appreciation (depreciation)	(2,363,528)	(363,022,517)
Net increase (decrease) in net assets resulting from operations	156,064,900	(284,429,281)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(161,397,004)	(108,879,377)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	80,900,132	116,467,481
Cost of shares redeemed	(1,111,189,614)	(1,640,879,473)
Net increase (decrease) in net assets resulting from shareholder transactions	(1,030,289,482)	(1,524,411,992)
Total increase (decrease) in net assets	(1,035,621,586)	(1,917,720,650)

NET ASSETS:
Beginning of period	4,863,247,062	6,780,967,712
End of period	$3,827,625,476	$4,863,247,062

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	103,550,002	134,550,002
Shares sold	1,650,000	2,350,000
Shares redeemed	(23,350,000)	(33,350,000)
Shares outstanding, end of period	81,850,002	103,550,002
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Financial Highlights
For a share outstanding throughout each period

	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$46.97	$50.40	$51.45	$51.87	$50.78
Income from investment operations:
Net investment income (loss)	1.72 (a)	0.85	0.39	0.87	1.24
Net realized and unrealized gain (loss)	(0.17)	(3.32)	(0.40)	(0.10)	1.21
Total from investment operations	1.55	(2.47)	(0.01)	0.77	2.45
Distributions paid to shareholders from:
Net investment income	(1.76)	(0.69)	(0.36)	(0.99)	(1.23)
Net realized gain	—	(0.27)	—	—	(0.05)
Return of capital	—	—	(0.68)	(0.20)	(0.08)
Total distributions	(1.76)	(0.96)	(1.04)	(1.19)	(1.36)
Net asset value, end of period	$46.76	$46.97	$50.40	$51.45	$51.87
Total return (b)	3.29%	(4.96)%	(0.02)%	1.50%	4.88%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$3,827,625	$4,863,247	$6,780,968	$6,389,742	$3,765,469
Ratio of total expenses to average net assets (c)	0.64%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income (loss) to average net assets	3.60%	1.66%	0.75%	1.57%	2.41%
Portfolio turnover rate (d) (e)	646%	831%	495%	434%	373%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.
(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(e)	The portfolio turnover rate not including mortgage dollar rolls was 556%, 641%, 368%, 245%, and 246% for the years ended October 31, 2023, 2022, 2021, 2020, and 2019 respectively.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Low Duration Opportunities ETF (LMBS)
October 31, 2023
1. Organization
First Trust Exchange-Traded Fund IV (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of eighteen exchange-traded funds that are offering shares. This report covers the First Trust Low Duration Opportunities ETF (the “Fund”), a diversified series of the Trust, which trades under the ticker “LMBS” on Nasdaq, Inc. (“Nasdaq”). The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The Fund is an actively managed exchange-traded fund (“ETF”). The Fund’s primary investment objective is to generate current income. The Fund’s secondary investment objective is to provide capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 60% of its net assets (including investment borrowings) in mortgage-related debt securities and other mortgage-related instruments (collectively, “Mortgage-Related Investments”). The Fund normally expects to invest in Mortgage-Related Investments tied to residential and commercial mortgages. Mortgage-Related Investments consist of: (1) residential mortgage-backed securities (RMBS); (2) commercial mortgage-backed securities (CMBS); (3) stripped mortgage-backed securities (SMBS), which are mortgage-backed securities where mortgage payments are divided up between paying the loan’s principal and paying the loan’s interests; and (4) collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs) where they are divided into multiple classes with each class being entitled to a different share of the principal and/or interest payments received from the pool of underlying assets. The Fund may also invest in investment companies, including ETFs, that invest primarily in Mortgage-Related Investments. The Fund will limit its investments in Mortgage-Related Investments that are neither issued nor guaranteed by Government Entities(1). to 20% of its net assets (including investment borrowings). The Fund may invest, without limitation, in mortgage dollar rolls. The Fund intends to enter into mortgage dollar rolls only with high quality securities dealers and banks, as determined by the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”). The Fund may also invest in to-be-announced transactions (“TBA Transactions”). Further, the Fund may enter into short sales as part of its overall portfolio management strategies or to offset a potential decline in the value of a security; however, the Fund does not expect, under normal market conditions, to engage in short sales with respect to more than 30% of the value of its net assets (including investment borrowings). Although the Fund intends to invest primarily in investment grade securities, the Fund may invest up to 20% of its net assets (including investment borrowings) in securities of any credit quality, including securities that are below investment grade, which are also known as high yield securities, or commonly referred to as “junk” bonds, or unrated securities that have not been judged by the Advisor to be of comparable quality to rated investment grade securities. In the case of a split rating between one or more of the nationally recognized statistical rating organizations, the Fund will consider the highest rating. The Fund targets an estimated effective duration of three years or less.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

(1)
“Government Entities” means the U.S. government, its agencies and instrumentalities, and U.S. government-sponsored entities.

Notes to Financial Statements (Continued)
First Trust Low Duration Opportunities ETF (LMBS)
October 31, 2023
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Advisor’s Pricing Committee in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
U.S. government securities, mortgage-backed securities, asset-backed securities, and other debt securities are fair valued on the basis of valuations provided by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
 1)
benchmark yields;
 2)
reported trades;
 3)
broker/dealer quotes;
 4)
issuer spreads;
 5)
benchmark securities;
 6)
bids and offers; and
 7)
reference data including market research publications.
Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Common stocks, ETFs and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Shares of open-end funds are valued based on NAV per share.
Exchange-traded futures contracts are valued at the end of the day settlement price.
Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are valued at the mean of their most recent bid and ask price, if both are available. Options contracts traded in the over-the-counter market may be valued as follows, depending on the market in which the investment trades: (1) the mean of the most recent bid and ask price, if available; or (2) a price based on the equivalent exchange-traded option.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
 1)
the credit conditions in the relevant market and changes thereto;
 2)
the liquidity conditions in the relevant market and changes thereto;
 3)
the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
 4)
issuer-specific conditions (such as significant credit deterioration); and
 5)
any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may

Notes to Financial Statements (Continued)
First Trust Low Duration Opportunities ETF (LMBS)
October 31, 2023
not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the most recent price provided by a pricing service;
 2)
available market prices for the fixed-income security;
 3)
the fundamental business data relating to the borrower/issuer;
 4)
an evaluation of the forces which influence the market in which these securities are purchased and sold;
 5)
the type, size and cost of a security;
 6)
the financial statements of the borrower/issuer or the financial condition of the country of issue;
 7)
the credit quality and cash flow of the borrower/issuer, or country of issue, based on the Pricing Committee’s, sub-advisor’s or portfolio manager’s analysis, as applicable, or external analysis;
 8)
the information as to any transactions in or offers for the security;
 9)
the price and extent of public trading in similar securities of the borrower/issuer, or comparable companies;
10)
the coupon payments;
11)
the quality, value and salability of collateral, if any, securing the security;
12)
the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s/issuer’s management (for corporate debt only);
13)
the prospects for the borrower’s/issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only);
14)
other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2023, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

Notes to Financial Statements (Continued)
First Trust Low Duration Opportunities ETF (LMBS)
October 31, 2023
The United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates the London Interbank Offered Rates (“LIBOR”), ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. The overnight and 12-month USD LIBOR settings permanently ceased as of June 30, 2023. The FCA announced that the 1-, 3- and 6-month USD LIBOR settings will continue to be published using a synthetic methodology to serve as a fallback for non-U.S. contracts until September 2024. In response to the discontinuation of LIBOR, investors have added fallback provisions to existing contracts for investments whose value is tied to LIBOR, with most fallback provisions requiring the adoption of the Secured Overnight Financing Rate (“SOFR”) as a replacement rate. There is no assurance that any alternative reference rate, including SOFR, will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.
The Fund invests in interest-only securities. For these securities, if there is a change in the estimated cash flows, based on an evaluation of current information, then the estimated yield is adjusted. Additionally, if the evaluation of current information indicates a permanent impairment of the security, the cost basis of the security is written down and a loss is recognized. Debt obligations may be placed on non-accrual status and the related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At October 31, 2023, the Fund had no when-issued and delayed-delivery securities. At October 31, 2023, the Fund held $641,040,228 of forward purchase commitments.
C. Short Sales
Short sales are utilized to manage interest rate and spread risk, and are transactions in which securities or other instruments (such as options, forwards, futures or other derivative contracts) are sold that are not currently owned in the Fund’s portfolio. When the Fund engages in a short sale, the Fund must borrow the security sold short and deliver the security to the counterparty. Short selling allows the Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The Fund is charged a fee or premium to borrow the securities sold short and is obligated to repay the lenders of the securities. Any dividends or interest that accrues on the securities during the period of the loan are due to the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon the termination of the short sale; which is effected by the Fund purchasing the security sold short and delivering the security to the lender. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Fund’s portfolio. The Fund is subject to the risk it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.
D. Futures Contracts
The Fund may purchase or sell (i.e., is long or short) exchange-listed futures contracts to hedge against  changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures contracts” on the Statement of Operations.
Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked-to-market daily with the change in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures contracts” on the Statement of Operations. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in “Variation margin”

Notes to Financial Statements (Continued)
First Trust Low Duration Opportunities ETF (LMBS)
October 31, 2023
receivable or payable on the Statement of Assets and Liabilities. If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.
E. Options Contracts
The Fund may invest in exchange-listed options on U.S. Treasury securities, exchange-listed options on U.S. Treasury futures contracts and exchange-listed U.S. Treasury futures contracts. The Fund may also invest up to 20% of its net assets in over-the-counter derivatives. The Fund uses derivative instruments primarily to hedge interest rate risk and actively manage interest rate exposure. The primary risk exposure is interest rate risk.
The Fund may purchase (buy) or write (sell) put and call options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option contract may be closed out by an offsetting purchase or sale of a futures option of the same series. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in “Options contracts written, at value” on the Statement of Assets and Liabilities. When the Fund purchases (buys) an option, the premium paid represents the cost of the option, which is included in “Premiums paid on options contracts purchased” on the Statement of Assets and Liabilities. Options are marked-to-market daily and their value is affected by changes in the value of the underlying security, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying securities, and the remaining time to the option’s expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or the trading volume diminishes.
The Fund uses options on futures contracts in connection with hedging strategies. Generally, these strategies are applied under the same market and market sector conditions in which the Fund uses put and call options on securities. The purchase of put options on futures contracts is analogous to the purchase of puts on securities so as to hedge the Fund’s securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a futures contract constitutes a partial hedge against declining prices of securities which are deliverable upon exercise of the futures contract. If the price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s holdings of securities. If the price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a futures contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire. Realized gains and losses on written options are included in “Net realized gain (loss) on written options contracts” on the Statement of Operations. Realized gains and losses on purchased options are included in “Net realized gain (loss) on purchased options contracts” on the Statement of Operations.
The Fund is required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. The Fund will pledge in a segregated account at the Fund’s custodian, liquid assets, such as cash, U.S. government securities or other high-grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be pledged in the segregated account whenever the total value of the pledged assets falls below the amount due on the underlying obligation.
The risks associated with the use of options on future contracts include the risk that the Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. The Fund’s successful use of options on futures contracts depends on the Advisor’s ability to correctly predict the movement in prices on futures contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the futures contract subject to option.
F. Interest-Only Securities
An interest-only security (“IO Security”) is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional

Notes to Financial Statements (Continued)
First Trust Low Duration Opportunities ETF (LMBS)
October 31, 2023
principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on the  Portfolio of Investments.
G. Principal-Only Securities
A principal-only security (“PO Security”) is the principal-only portion of a mortgage-backed security that does not receive any interest, is priced at a deep discount to its redemption value and ultimately receives the redemption value. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO Security will rise. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a PO Security will fall. These securities, if any, are identified on the Portfolio of Investments.
H. Stripped Mortgage-Backed Securities
Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security’s principal or interest payments. Mortgage-backed securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security known as an IO Security and all of the principal is distributed to holders of another type of security known as a PO Security. These securities, if any, are identified on the Portfolio of Investments.
I. Mortgage Dollar Rolls and TBA Transactions
The Fund may invest, without limitation, in mortgage dollar rolls. The Fund intends to enter into mortgage dollar rolls only with high quality securities dealers and banks, as determined by the Fund’s investment advisor. In a mortgage dollar roll, the Fund will sell (or buy) mortgage-backed securities for delivery on a specified date and simultaneously contract to repurchase (or sell) substantially similar (same type, coupon and maturity) securities on a future date. Mortgage dollar rolls are recorded as separate purchases and sales in the Fund. The Fund may also invest in TBA Transactions. A TBA Transaction is a method of trading mortgage-backed securities. TBA Transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA Transaction, the buyer and the seller agree on general trade parameters such as agency, settlement date, par amount and price.
J. Affiliated Transactions
The Fund invests in securities of affiliated funds. The Fund’s investment performance and risks are directly related to the investment performance and risks of the affiliated funds. Dividend income, if any, realized gains and losses, and change in appreciation (depreciation) from affiliated funds are presented on the Statement of Operations.
Amounts relating to these investments at October 31, 2023 and for the fiscal year then ended are as follows:

Security Name	Shares at 10/31/2023	Value at 10/31/2022	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 10/31/2023	Dividend Income
First Trust Intermediate Government Opportunities ETF	17,000	$—	$336,868	$—	$(14,888)	$—	$321,980	$2,400
First Trust Long Duration Opportunities ETF	73,956	523,731	1,247,572	(106,275)	(185,756)	(42,307)	1,436,965	42,092
		$523,731	$1,584,440	$(106,275)	$(200,644)	$(42,307)	$1,758,945	$44,492
K. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.

Notes to Financial Statements (Continued)
First Trust Low Duration Opportunities ETF (LMBS)
October 31, 2023
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid during the fiscal years ended October 31, 2023 and 2022 was as follows:

Distributions paid from:	2023	2022
Ordinary income	$155,241,504	$77,623,014
Capital gains	—	30,590,238
Return of capital	—	—
As of October 31, 2023, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income	$(11,287,841)
Accumulated capital and other gain (loss)	(10,798,525)
Net unrealized appreciation (depreciation)	(432,452,416)
L. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2020, 2021, 2022, and 2023 remain open to federal and state audit. As of October 31, 2023, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2023, for federal income tax purposes, the Fund had $10,798,525 of capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to the Fund’s shareholders.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2023, the Fund had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2023, the adjustments for the Fund were as follows:

Notes to Financial Statements (Continued)
First Trust Low Duration Opportunities ETF (LMBS)
October 31, 2023
Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
$(17,155,806)	$17,155,806	$—
As of October 31, 2023, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$4,657,507,988	$16,389,658	$(448,842,074)	$(432,452,416)
M. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of the Fund’s assets and is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit, and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The annual unitary management fee payable by the Fund to First Trust for these services will be reduced at certain levels of the Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.65000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.63375%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.61750%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.60125%
Fund net assets greater than $10 billion	0.58500%
In addition, the Fund incurs acquired fund fees and expenses. The total of the unitary management fee and acquired fund fees and expenses represents the Fund’s total annual operating expenses.
The Trust has multiple service agreements with The Bank of New York Mellon (“BNYM”). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund’s assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in

Notes to Financial Statements (Continued)
First Trust Low Duration Opportunities ETF (LMBS)
October 31, 2023
the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
The costs of purchases of U.S. Government securities and non-U.S. Government securities, excluding short-term investments and investments sold short, for the fiscal year ended October 31, 2023, were $18,510,474,458 and $357,686,554, respectively. The proceeds from sales and paydowns of U.S. Government securities and non-U.S. Government securities, excluding short-term investments and investments sold short, for the fiscal year ended October 31, 2023 were $19,023,922,288 and $546,329,019, respectively. The cost of purchases to cover short sales and the proceeds of short sales were $11,879,187,063 and $11,579,767,745, respectively.
For the fiscal year ended October 31, 2023, the Fund had no in-kind transactions.
5. Derivative Transactions
The following table presents the types of derivatives held by the Fund at October 31, 2023, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.

		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Options contracts	Interest Rate Risk	Options contracts purchased, at value	$250,625	Options contracts written, at value	$28,353,144
Futures contracts	Interest Rate Risk	Unrealized appreciation on futures contracts*	75,861,717	Unrealized depreciation on futures contracts*	44,026

*
Includes cumulative appreciation/depreciation on futures contracts as reported in the Fund’s Portfolio of Investments. Only the current day’s variation margin is presented on the Statement of Assets and Liabilities.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2023, on derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

Statement of Operations Location
Interest Rate Risk Exposure
Net realized gain (loss) on:
Purchased options contracts	$(6,161,443)
Written options contracts	31,179,376
Futures contracts	131,918,646
Net change in unrealized appreciation (depreciation) on:
Purchased options contracts	(573,839)
Written options contracts	(12,830,477)
Futures contracts	(13,551,104)
During the fiscal year ended October 31, 2023, the notional value of futures contracts opened and closed were $12,903,566,130 and $13,063,735,566, respectively.
During the fiscal year ended October 31, 2023, the premiums for purchased options contracts opened were $7,215,453 and the premiums for purchased options contracts closed, exercised and expired were $6,862,083.
During the fiscal year ended October 31, 2023, the premiums for written options contracts opened were $67,511,337 and the premiums for written options contracts closed, exercised and expired were $55,534,358.

Notes to Financial Statements (Continued)
First Trust Low Duration Opportunities ETF (LMBS)
October 31, 2023
The Fund does not have the right to offset financial assets and financial liabilities related to futures and options contracts on the Statement of Assets and Liabilities.
6. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2025.
8. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund IV:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust Low Duration Opportunities ETF (the “Fund”), one of the funds constituting the First Trust Exchange-Traded Fund IV, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
December 22, 2023
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Low Duration Opportunities ETF (LMBS)
October 31, 2023 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
Distributions paid to the foreign shareholders during the Fund’s fiscal year ended October 31, 2023 that were properly designated by the Fund as “interest-related dividends” or “short-term capital gain dividends,” may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended October 31, 2023, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not

Additional Information (Continued)
First Trust Low Duration Opportunities ETF (LMBS)
October 31, 2023 (Unaudited)
participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and

Additional Information (Continued)
First Trust Low Duration Opportunities ETF (LMBS)
October 31, 2023 (Unaudited)
it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the U.S. has resumed “reasonably” normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund’s shares and result in increased market volatility. During any such events, a fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund’s shares may widen.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Additional Information (Continued)
First Trust Low Duration Opportunities ETF (LMBS)
October 31, 2023 (Unaudited)
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
Preferred Securities Risk. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.
Valuation Risk. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions (sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots. If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.
NOT FDIC INSURED  NOT BANK GUARANTEED  MAY LOSE VALUE
Advisory Agreement
Board Considerations Regarding Approval of the Continuation of the Investment Management Agreement
The Board of Trustees of First Trust Exchange-Traded Fund IV (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust Low Duration Opportunities ETF (the “Fund”).  The Board approved the continuation of the Agreement for a one-year period ending June 30, 2024 at a meeting held on June 4–5, 2023.  The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements.  At meetings held on April 17, 2023 and June 4–5, 2023, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 17, 2023, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor.  Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 4–5, 2023 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective. The Board

Additional Information (Continued)
First Trust Low Duration Opportunities ETF (LMBS)
October 31, 2023 (Unaudited)
determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement.  The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement.  The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services.  The Board noted that the Fund is an actively-managed ETF and noted that the Advisor’s Securitized Products Group is responsible for the day-to-day management of the Fund’s investments.  The Board considered the background and experience of the members of the Securitized Products Group and noted the Board’s prior meetings with members of the Group. The Board considered the Advisor’s statement that it applies the same oversight model internally with its Securitized Products Group as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review.  In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objectives, policies and restrictions.  The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund.  Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 17, 2023 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objectives, policies and restrictions.
The Board considered the unitary fee rate schedule payable by the Fund under the Agreement for the services provided.  The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Agreement and interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable.  Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio for the Fund was above the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board, at the April 17, 2023 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors.  The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate schedule overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund.  The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund.  The Board determined that this process continues to be effective for reviewing the Fund’s performance.  The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2022 to the performance of the funds in the Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that the Fund outperformed the Performance Universe median for the one-, three- and five-year periods ended December 31, 2022, outperformed the benchmark index for the one- and three-year periods ended December 31, 2022 and performed equal to the benchmark index for the five-year period ended December 31, 2022.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund at current asset levels and whether the Fund may benefit from any economies of scale.  The

Additional Information (Continued)
First Trust Low Duration Opportunities ETF (LMBS)
October 31, 2023 (Unaudited)
Board noted that the unitary fee rate schedule for the Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds.  The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Fund.  The Board concluded that the unitary fee rate schedule for the Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels.  The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2022 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period.  The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable.  In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund.  The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Fund.  The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund.  No single factor was determinative in the Board’s analysis.
Remuneration
First Trust Advisors L.P. (“First Trust”) is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain funds it manages, including First Trust Low Duration Opportunities ETF (the “Fund”), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2022, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Funds is $5,307,545. This figure is comprised of $289,032 paid (or to be paid) in fixed compensation and $5,018,513 paid (or to be paid) in variable compensation. There were a total of 26 beneficiaries of the remuneration described above. Those amounts include $1,383,548 paid (or to be paid) to senior management of First Trust Advisors L.P. and $3,923,997 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Funds (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i.
to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii.
to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii.
to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Fund.

Additional Information (Continued)
First Trust Low Duration Opportunities ETF (LMBS)
October 31, 2023 (Unaudited)
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.

Board of Trustees and Officers
First Trust Low Duration Opportunities ETF (LMBS)
October 31, 2023 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.

Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Retired; Physician, Edward-Elmhurst Medical Group (2021 to September 2023); Physician and Officer, Wheaton Orthopedics (1990 to 2021)	254	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	Retired; President, ADM Investors Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	254
Director, National Futures
Association and ADMIS
Singapore Ltd.; Formerly,
Director of ADM Investor
Services, Inc., ADM Investor
Services International,
ADMIS Hong Kong Ltd., and
Futures Industry Association

Denise M. Keefe, Trustee (1964)	• Indefinite Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	254
Director and Board Chair of
Advocate Home Health
Services, Advocate Home
Care Products and Advocate
Hospice; Director and Board
Chair of Aurora At Home
(since 2018); Director of
Advocate Physician Partners
Accountable Care
Organization; Director of
RML Long Term Acute Care
Hospitals; Director of Senior
Helpers (since 2021); and
Director of MobileHelp
(since 2022)

Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	254	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	254	None
Bronwyn Wright, Trustee (1971)	• Indefinite Term • Since 2023	Independent Director to a number of Irish collective investment funds (2009 to Present); Various roles at international affiliates of Citibank (1994 to 2009), including Managing Director, Citibank Europe plc and Head of Securities and Fund Services, Citi Ireland (2007 to 2009)	229	None

Board of Trustees and Officers (Continued)
First Trust Low Duration Opportunities ETF (LMBS)
October 31, 2023 (Unaudited)
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INTERESTED TRUSTEE
James A. Bowen(1), Trustee, Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P., Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	254	None

Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since 2016
Managing Director and Chief Financial Officer, First Trust
Advisors L.P. and First Trust Portfolios L.P.; Chief Financial
Officer, BondWave LLC (Software Development Company) and
Stonebridge Advisors LLC (Investment Advisor)

Derek D. Maltbie (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2023
Senior Vice President, First Trust Advisors L.P. and First Trust
Portfolios L.P., July 2021 to Present. Previously, Vice President,
First Trust Advisors L.P. and First Trust Portfolios L.P., 2014 -
2021.

W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.

(1)
Mr. Bowen is deemed an “interested person” of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.
(2)
The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Low Duration Opportunities ETF (LMBS)
October 31, 2023 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•  Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•  Information about your transactions with us, our affiliates or others;
•  Information we receive from your inquiries by mail, e-mail or telephone; and
•  Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•  In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•  We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2023

First Trust Exchange-Traded Fund IV
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

Annual Report
For the Period August 2, 2023 (Commencement of Operations) through October 31, 2023

First Trust Exchange-Traded Fund IV

First Trust Intermediate Government Opportunities ETF (MGOV)

First Trust Intermediate Government Opportunities ETF (MGOV)
Annual Report
October 31, 2023
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the “Trust”) described in this report (First Trust Intermediate Government Opportunities ETF; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary from the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Intermediate Government Opportunities ETF (MGOV)
Annual Letter from the Chairman and CEO
October 31, 2023
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Intermediate Government Opportunities ETF (the “Fund”), which contains detailed information about the Fund since its inception on August 2, 2023 through October 31, 2023. Please note that the information contained in this letter and the report prior to the Fund’s inception date does not apply to the Fund.
The Bureau of Economic Analysis recently announced that U.S. real gross domestic product (“GDP”) grew by a staggering 4.9% in the third quarter of 2023 and is now up 2.9% on a year-over-year basis from where it stood in the third quarter of 2022. The most recent quarter’s GDP data represents the fastest growth rate for any quarter since 2014. Consumer spending, which rose by 4.0% over the period, was responsible for 2.7 percentage points of the total increase in GDP. Whether the consumer can keep up this pace of spending remains to be seen, especially given recent news that excess savings from the pandemic-era stimulus have likely been depleted. From a global perspective, the International Monetary Fund (“IMF”) notes that progress in fighting inflation has led to lower economic growth. In their October 2023 publication of the World Economic Outlook, the IMF projected that the growth in world economic output is expected to slow from 3.5% in 2022 to 2.9% in 2024. The economic growth in advanced economies is projected to plummet from 2.6% in 2022 to 1.4% in 2024.
In the notes to their September 2023 meeting, the Federal Open Market Committee revealed that they may need to keep interest rates “higher for longer” as they continue to battle stubbornly high inflation. As many investors are likely aware, a higher Federal Funds target rate can have deep implications for consumers, such as driving up the cost of borrowing for homes, automobiles, and other large purchases. The American consumer has yet to feel the full weight of those burdens, in my opinion. That said, the data reveals a different story among corporate America. S&P Global Market Intelligence reported that a total of 516 U.S. corporations filed for bankruptcy protection on a year-to-date basis through September 30, 2023, up from a total of 263 corporate bankruptcy filings over the same period last year. Higher interest rates and Treasury bond yields have also sapped demand for commercial property loans. Data from Trepp, LLC, a leading provider of data and analytics to the commercial real estate and banking markets, revealed that just $28.2 billion of loans converted into commercial mortgage-backed securities have been issued in 2023, the lowest figure since 2011.
The financial markets battled a myriad of headwinds over the past year, from geopolitical uncertainty resulting from war (the conflicts between Israel and Hamas and Russia and Ukraine), to slowing global economic growth and sticky inflation. Brian Wesbury, Chief Economist at First Trust, notes that a U.S. economic recession is likely to begin at some point early next year. While calls for a recession may concern some investors, the following may offer solace. Data from Bloomberg reveals that the S&P 500® Index has posted positive total returns over the 3-year period following every recession since 1948.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Intermediate Government Opportunities ETF (MGOV)
The First Trust Intermediate Government Opportunities ETF (the “Fund”) seeks to maximize long-term total return. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of debt securities issued or guaranteed by the U.S. government (including U.S. Treasury bonds, notes and bills), its agencies or government-sponsored entities (“Government Securities”). The Fund’s investments in Government Securities include publicly-issued U.S. Treasury securities and mortgage-related securities such as pass-through securities, collateralized mortgage obligations and commercial mortgage-backed securities. The Fund may also invest in exchange-traded funds (“ETFs”) that principally invest in Government Securities as well as futures contracts, options and swap agreements that utilize Government Securities as their reference asset. Such ETFs and derivatives (using their market values) count towards the 80% investment requirement set forth above. As discussed in more detail below, the Fund may purchase mortgage-related securities in “to-be-announced” transactions, including mortgage dollar rolls, which also count toward the 80% investment requirement set forth above. The Fund may invest in fixed or floating rate securities.

Performance
Cumulative Total Returns
Inception (8/2/23) to 10/31/23
Fund Performance
NAV	-4.66%
Market Price	-4.61%
Index Performance
ICE US Treasury, Agency & MBS Index	-3.95%
Bloomberg US Aggregate Bond Index	-3.86%
Total returns for the period since inception are calculated from the inception date of the Fund. “Cumulative Total Returns” represent the total change in value of an investment over the period indicated.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under Securities and Exchange Commission rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

Fund Performance Overview (Unaudited) (Continued)
First Trust Intermediate Government Opportunities ETF (MGOV) (Continued)

Fund Allocation	% of Net Assets
U.S. Government Agency Mortgage-Backed Securities	103.9%
U.S. Government Bonds and Notes	24.4
U.S. Treasury Bills	1.7
Money Market Funds	9.5
U.S. Government Agency Mortgage-Backed Securities Sold Short	(6.0)
Written Options	(0.8)
Net Other Assets and Liabilities(1)	(32.7)
Total	100.0%

Credit Quality(2)	% of Total Long Fixed-Income Investments, Cash & Cash Equivalents
Government & Agency	92.4%
Cash & Cash Equivalents	7.6
Total	100.0%

Top Ten Holdings	% of Fixed-Income Investments(3)
Federal National Mortgage Association, Pool TBA, 4.00%, 11/15/53	5.9%
Federal National Mortgage Association, Pool TBA, 5.00%, 11/15/53	5.5
Federal National Mortgage Association, Pool TBA, 4.00%, 12/15/53	5.4
U.S. Treasury Note, 4.63%, 02/28/25	5.4
U.S. Treasury Note, 4.50%, 11/30/24	5.4
Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates, Series 2023-KJ47, Class A2, 5.43%, 06/25/31	5.3
Federal Home Loan Mortgage Corporation, Series 2017-4741, Class GY, 3.00%, 12/15/47	5.1
Federal National Mortgage Association, Series 2016-94, Class MB, 2.50%, 12/25/46	5.0
Federal National Mortgage Association, Pool TBA, 6.00%, 11/15/53	4.9
Federal Home Loan Mortgage Corporation, Pool ZS9776, 3.50%, 08/01/46	4.6
Total	52.5%

Weighted Average Effective Net Duration
October 31, 2023	6.74 Years
High - October 31, 2023	6.74 Years
Low - August 31, 2023	6.21 Years

(1)	Includes variation margin on futures contracts.
(2)
The ratings are by S&P Global Ratings. A credit rating is an assessment provided by a nationally recognized statistical rating organization
(NRSRO) of the creditworthiness of an issuer with respect to debt obligations. Ratings are measured highest to lowest on a scale that generally ranges from AAA to D for long-term ratings and A-1+ to C for short-term ratings. Investment grade is defined as those issuers that have a long-
term credit rating of BBB- or higher or a short-term credit rating of A-3 or higher. The credit ratings shown relate to the credit worthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. U.S. Treasury and U.S. Agency mortgage-backed securities appear under “Government & Agency.” Credit ratings are subject to change.

(3)	Percentages are based on the long positions only. Money market funds and short positions are excluded.

Fund Performance Overview (Unaudited) (Continued)
First Trust Intermediate Government Opportunities ETF (MGOV) (Continued)

Performance of a $10,000 Initial Investment
August 2, 2023 - October 31, 2023
$10,500
$10,000
$9,500
8/2/23
10/31/23
$9,614
$9,605
$9,534
First Trust Intermediate Government Opportunities ETF
ICE US Treasury, Agency & MBS Index
Bloomberg US Aggregate Bond Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.
Performance in securitized product investment
strategies can be impacted from the benefits of
purchasing odd lot positions. The impact of
these investments can be particularly
meaningful when funds have limited assets
under management and may not be a
sustainable source of performance as a fund
grows in size.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at  https://www.ftportfolios.com/Retail/etf/home.aspx.

Portfolio Commentary
First Trust Intermediate Government Opportunities ETF (MGOV)
Annual Report
October 31, 2023 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) is the investment advisor to the First Trust Intermediate Government Opportunities ETF (the “Fund” or “MGOV”). First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio and certain other services necessary for the management of the portfolio.
Portfolio Management Team
The following persons serve as portfolio managers of the Fund:
James Snyder, Senior Vice President and Senior Portfolio Manager
Jeremiah Charles, Senior Vice President and Senior Portfolio Manager
Owen Aronson, Vice President and Portfolio Manager
The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Each portfolio manager has served as part of the portfolio management team of the Fund since the Fund’s inception.
Commentary
The Fund seeks to maximize long-term total return. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of debt securities issued or guaranteed by the U.S. government (including U.S. Treasury bonds, notes and bills), its agencies or government-sponsored entities (“Government Securities”).
Market Recap
The 12-month period ended October 31, 2023 began with markets under considerable strain as the Federal Reserve (the “Fed”) continued with its aggressive interest rate hiking campaign to combat soaring inflation. With volatility high and liquidity challenged as bond market participants suffered through outflows, bond market spreads remained under pressure. The market began to once again price in just how quickly inflation would cool, and how quickly the Fed would be “forced” to cut rates, just as the market incorrectly had done several times over the preceding year. Contrary to the market belief however, the labor market showed significant strength, and the Fed stood resolute pushing yields on the front end north of 5% in early March 2023, putting significant pressure on an already inverted curve, until it all unraveled mere days later as the first of the large banks, Silicon Valley Bank (“SVB”), began to fail. Front end Treasury yields plunged, which saw the 2-Year Treasury yield fall from 5.07% to sub 4%, while spreads gapped wider, with Option-Adjusted Spreads (“OAS”) on Agency mortgage-backed securities (“MBS”) widening approximately 20 basis points (“bps”), almost immediately. Ultimately the Federal Deposit Insurance Corporation took control of two banks, SVB, and Signature Bank, and eventually liquidated nearly $100 billion worth of high-quality bond assets. As markets found their footing following these relatively contained bank failures, the labor market remained stubbornly robust. Despite many forecasts the housing market, and even the broader economy, have shown significant resilience in spite of the proverbial Fed punchbowl being removed. As such, front end Treasury yields began to climb back toward 5% once again and it would not take long for the longer maturity segment of the yield curve to follow suit. We believe the market was simply wrong in its call for the timing of a recession. As such, as this resilient, and sometimes robust, economic data came in, the market was forced to push back its call on interest rate cuts. After all, the Fed had not even stopped hiking. This change has reshaped the term “premium” across the curve. Couple that with a newly acquired market appreciation for just how poorly managed we believe the fiscal house of the United States continues to be post-pandemic, and the next, and perhaps even the final, stage of the ongoing bear market in rates made its appearance known. Volatility remained high. Spreads remained wide relative to historical data. The 2-Year Treasury yield breached 5%. The 30-Year Treasury yield breached 5%. Agency MBS spreads breached the 80 bps OAS level, with nominal spreads setting multi-decade wides near 180 bps. While the market is off these highs in rates, and wides in MBS spreads, it seems like a new world in fixed income relative to the post-Great Financial Crisis of 2008 era, which was defined by heavy handed government intervention and artificially suppressed volatility. Yes, we believe it is safe to say that the aggressive campaign the Fed was forced to undertake when it was too late to respond to the impending inflation debacle helped cause the banking issues and subsequent fallout. Less talked about however, is the importance of understanding the duration gap, and convexity embedded in a bond portfolio. These issues have been front and center in bond portfolios for the last 24 months as rates have risen so significantly in such a short amount of time. We believe the ability to understand and manage these risks, properly and with skill, has never been more important.

Portfolio Commentary (Continued)
First Trust Intermediate Government Opportunities ETF (MGOV)
Annual Report
October 31, 2023 (Unaudited)
Performance Analysis
The Fund returned -4.66% on a net asset value (“NAV”) for the period from the Fund’s inception on August 2, 2023 through October 31, 2023.
Over the same period, the ICE US Treasury, Agency & MBS Index (the “Benchmark”) returned -3.95%. On a NAV basis, the Fund underperformed the Benchmark by 71bps, net of fees.
With bond market yields at levels not experienced in over a decade, the decision was made at the Fund’s launch to manage the Fund with more duration than the Benchmark. This proved to be slightly detrimental to the Fund over the short run as volatility soared and rates increased throughout the fourth quarter of the fiscal year. Generally speaking, the Fund is structurally positioned with meaningful positions in Agency MBS, while running against a Benchmark with nearly 70% of its weight in U.S. Treasuries. Given this, to the extent that MBS spreads widen on the year, the Fund may underperform, and conversely, if MBS spreads were to tighten, the Fund may outperform. Over the period from the Fund’s inception through October 31, 2023, OAS on Agency MBS blew out, widening from about 50 bps at the start of the fiscal year to close near 90 bps. This was detrimental to relative performance versus the Benchmark. Given this significant widening of the Agency MBS sector, the Fund utilized Agency MBS “To Be Announced” securities to quickly, and opportunistically, add MBS spread beta. To help manage the overall duration profile, the Fund does utilize derivatives, predominantly in Treasury futures and options. The Fund uses these in both long and short positions to manage both its overall interest rate exposure and its key rate or duration exposure by maturity point along the yield curve. Additionally, the Fund uses long Treasury futures to gain exposure to the U.S. government rates market. Since the Fund uses futures in such a way, and interest rates were higher for the period from the Fund’s inception through October 31, 2023, the use of futures has contributed to the negative total return of the Fund for the same period.
Market and Fund Outlook
In the Fed tightening cycle of 2004-2006 and subsequent pause, the funding rate peaked in early October 2007. It had been 2+ years of consistent Federal Funds interest rate tightening but at a much slower rate than the current cycle. Unlike that period, most homeowners of today locked into long dated mortgages and the loan underwriting of housing has been vastly superior to that deployed nearly 2 decades ago. The tsunami that hit the mortgage market and banks that were leveraged to it in the 2007-2009 period does not exist, in our estimation, in this cycle and, as such, the economy remains very resilient to the Fed’s interest rate increases. Further, corporations are also not exposed in the very near term to significant funding cost increases, we believe. The implications are that the Fed’s expectation of the economy’s reaction function to its interest rate increases has been significantly overestimated leading it to the necessity of raising rates further than most market participants or the Fed itself would have expected necessary. So, in this world, with less sensitivity to interest rate rises and healthy U.S. hiring, where is the forward economic contraction going to come from? In short, how does this cycle end? We think the answer lies in both the government and U.S. corporations and, interestingly, we believe it is likely to have similar timing as the cycle two decades ago. We believe there will be three sources of future U.S. contraction that are baked in, and all of them highly foreseeable. First, corporations will likely start to see their funding costs go up as new projects become more expensive, but also, starting in 2025, we believe we will see meaningful amounts of corporate debt that needs to be refinanced and now at a much higher cost. Second, there will likely be cost pressures on U.S. corporations at full U.S. employment as workers’ look to recoup real wage losses experienced over the last several years as wages did not keep pace with inflation amidst government spending and Fed quantitative easing. We anticipate this financial pressure will negatively impact the economy but will be, and has been, more delayed in timing this cycle than during prior ones. Lastly, and likely the most important fact, is the U.S. government’s debt as a percentage of gross domestic product is much higher than any other period in modern U.S. history short of the height of the pandemic when the country was shut down. Further, funding costs were near zero in the pandemic but now are approximately 400 to 500 plus bps higher across the government’s borrowing maturities. In short, current U.S. government interest costs are much higher than the last 25 years and are comparable to those in the 1980s through late 1990s when U.S. inflation was much higher. In earlier periods however, entitlement programs were in much better shape such that very large tax increases, spending cuts or both were less necessary than today. We believe the contraction is coming; the timing is not as clear, but it is inevitable, in our opinion. The continued rise in U.S. Treasury longer maturity interest rates (10 years and longer) this quarter indicates there is little place for anyone borrowing to hide, least of all the U.S. government. We believe a recession is likely in our future, and one only needs to wait for these foreseeable events to play out.
We remain strategic, and we remain committed to finding value across the various sub-sectors of the Agency mortgage and overall U.S. government securities market. Given the massive increase in rates over the last 24 months, we have elected to run the Fund at, or in excess of, the Benchmark’s duration as interest rate duration risks feel more balanced and perhaps near 5%, more skewed to go

Portfolio Commentary (Continued)
First Trust Intermediate Government Opportunities ETF (MGOV)
Annual Report
October 31, 2023 (Unaudited)
lower. We are buyers of longer bonds and will extend duration if the long maturity sector moves toward and through 5.0 % yield levels. To us, these real yield levels compensate us adequately for the inflation risk and, equally importantly, the expected slow-down in the U.S. economy. As mentioned above, we expect further interest rate rises from here to hinder growth and more likely over a strategic period to push interest rates lower. We remain committed to actively managing the convexity component in the portfolio and will look to continue to manage the Fund to a stable duration target; meaning we do not want to extend in duration as rates rise, and conversely, and at this point in the cycle, most importantly, we do not want to shorten or lose duration into a rally. From an asset allocation perspective, we plan to continue to take advantage of attractive spreads in select Agency MBS and Agency commercial mortgage-backed securities opportunities.

First Trust Intermediate Government Opportunities ETF (MGOV)
Understanding Your Fund Expenses
October 31, 2023 (Unaudited)
As a shareholder of First Trust Intermediate Government Opportunities ETF (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period (or since inception) and held through the six-month (or shorter) period ended October 31, 2023.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this six-month (or shorter) period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value August 2, 2023 (a)	Ending Account Value October 31, 2023	Annualized Expense Ratio Based on the Number of Days in the Period	Expenses Paid During the Period August 2, 2023 (a) to October 31, 2023 (b)
First Trust Intermediate Government Opportunities ETF (MGOV)
Actual	$1,000.00	$953.40	0.65%	$1.58
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	0.65%	$3.31

(a)	Inception date.
(b)
Actual expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period
(August 2, 2023 through October 31, 2023), multiplied by 91/365. Hypothetical expenses are assumed for the most recent six-month period.

First Trust Intermediate Government Opportunities ETF (MGOV)
Portfolio of Investments
October 31, 2023

Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 103.9%
	Collateralized Mortgage Obligations — 21.8%
	Federal Home Loan Mortgage Corporation
$1,250,000	Series 2017-4741, Class GY	3.00%	12/15/47	$943,802
	Federal National Mortgage Association
1,350,000	Series 2016-94, Class MB	2.50%	12/25/46	919,085
	Government National Mortgage Association
284,048	Series 2023-83, Class CA	5.00%	11/20/60	270,321
	Seasoned Loans Structured Transaction Trust
440,710	Series 2019-3, Class A1C	2.75%	11/25/29	391,935
650,154	Series 2021-1, Class A1D	2.00%	05/26/31	567,528
				3,092,671
	Commercial Mortgage-Backed Securities — 20.8%
	Federal Home Loan Mortgage Corporation Multiclass Certificates
3,500,000	Series 2020-RR06, Class BX, IO (a)	1.84%	05/27/33	370,514
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
750,310	Series 2018-KSW4, Class A, 30 Day Average SOFR + CSA + 0.43% (b)	5.86%	10/25/28	746,361
7,700,000	Series 2020-K740, Class XAM, IO (c)	1.11%	10/25/27	283,380
8,000,000	Series 2021-K129, Class XAM, IO (c)	1.22%	05/25/31	577,155
1,000,000	Series 2023-KJ47, Class A2	5.43%	06/25/31	981,484
				2,958,894
	Pass-Through Securities — 61.3%
	Federal Home Loan Mortgage Corporation
476,464	Pool SD4005	4.00%	12/01/49	422,154
493,388	Pool ZL8982	3.50%	01/01/45	426,178
499,119	Pool ZS9446	3.50%	08/01/45	431,121
992,778	Pool ZS9776	3.50%	08/01/46	853,835
	Federal National Mortgage Association
479,733	Pool BM6732	4.00%	11/01/48	433,341
505,807	Pool BM7079	4.00%	10/01/48	443,038
509,641	Pool BM7129	3.00%	01/01/47	422,748
1,000,000	Pool TBA	3.00%	11/15/53	800,244
1,260,000	Pool TBA (d)	4.00%	11/15/53	1,088,522
1,095,000	Pool TBA (d)	5.00%	11/15/53	1,009,539
497,000	Pool TBA (d)	5.50%	11/15/53	471,412
925,000	Pool TBA (d)	6.00%	11/15/53	900,129
1,150,000	Pool TBA	4.00%	12/15/53	994,211
				8,696,472
	Total U.S. Government Agency Mortgage-Backed Securities			14,748,037
	(Cost $15,131,487)
U.S. GOVERNMENT BONDS AND NOTES — 24.4%
500,000	U.S. Treasury Bond	4.00%	11/15/42	424,014
500,000	U.S. Treasury Bond	4.00%	11/15/52	417,969
650,000	U.S. Treasury Note	4.25%	09/30/24	643,020
1,000,000	U.S. Treasury Note	4.50%	11/30/24	990,169
1,000,000	U.S. Treasury Note	4.63%	02/28/25	991,484
	Total U.S. Government Bonds and Notes			3,466,656
	(Cost $3,590,906)
See Notes to Financial Statements

First Trust Intermediate Government Opportunities ETF (MGOV)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. TREASURY BILLS — 1.7%
$250,000	U.S. Treasury Bill	(e)	02/08/24	$246,358
	(Cost $246,332)

Shares	Description	Value
MONEY MARKET FUNDS — 9.5%
1,340,031	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 5.22% (f)	1,340,031
	(Cost $1,340,031)
	Total Investments — 139.5%	19,801,082
	(Cost $20,308,756)

Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES SOLD SHORT — (6.0)%
	Federal National Mortgage Association
(795,000)	Pool TBA (d)	4.50%	11/15/53	(709,897)
(175,000)	Pool TBA	3.50%	11/15/53	(145,738)
	Total Investments Sold Short — (6.0)%			(855,635)
	(Proceeds $882,420)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
WRITTEN OPTIONS — (0.8)%
	Call Options Written — (0.0)%
(5)	U.S. 5-Year Treasury Futures Call	$(522,383)	$108.00	11/24/23	(117)
(1)	U.S. 10-Year Treasury Futures Call	(106,172)	112.00	11/24/23	(31)
(5)	U.S. Treasury Long Bond Futures Call	(547,188)	116.00	11/24/23	(860)
(5)	U.S. Treasury Long Bond Futures Call	(547,188)	128.00	11/24/23	(0)
(5)	U.S. Treasury Long Bond Futures Call	(547,188)	132.00	11/24/23	(0)
	Total Call Options Written				(1,008)
	(Premiums received $13,844)
	Put Options Written — (0.8)%
(3)	U.S. 10-Year Treasury Futures Put	(318,515)	106.00	11/24/23	(2,344)
(4)	U.S. Treasury Long Bond Futures Put	(437,750)	112.00	11/24/23	(13,687)
(13)	U.S. Treasury Long Bond Futures Put	(1,422,678)	116.00	11/24/23	(87,344)
	Total Put Options Written				(103,375)
	(Premiums received $22,260)
	Total Written Options				(104,383)
	(Premiums received $36,104)
	Net Other Assets and Liabilities — (32.7)%				(4,647,613)
	Net Assets — 100.0%				$14,193,451
Futures Contracts at October 31, 2023 (See Note 2D - Futures Contracts in the Notes to Financial Statements):

Futures Contracts	Position	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)/ Value
U.S. 2-Year Treasury Notes	Long	6	Dec-2023	$1,214,531	$(1,311)
U.S. 5-Year Treasury Notes	Long	10	Dec-2023	1,044,766	(4,352)
See Notes to Financial Statements

First Trust Intermediate Government Opportunities ETF (MGOV)
Portfolio of Investments (Continued)
October 31, 2023
Futures Contracts at October 31, 2023 (See Note 2D - Futures Contracts in the Notes to Financial Statements):
Futures Contracts	Position	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)/ Value
Ultra U.S. Treasury Bond Futures	Long	2	Dec-2023	$225,125	$(30,037)
U.S. 10-Year Treasury Notes	Short	(1)	Dec-2023	(106,172)	1,107
U.S. Treasury Long Bond Futures	Short	(1)	Dec-2023	(109,437)	2,247
Ultra 10-Year U.S. Treasury Notes	Short	(22)	Dec-2023	(2,394,219)	113,475
				$(125,406)	$81,129

(a)	Weighted Average Coupon security. Coupon is based on the blended interest rate of the underlying holdings, which may have different coupons. The coupon may change in any period.
(b)	Floating or variable rate security.
(c)	Collateral Strip Rate security. Coupon is based on the weighted net interest rate of the investment’s underlying collateral. The interest rate resets periodically.
(d)	All or a portion of this security is part of a mortgage dollar roll agreement (see Note 2I - Mortgage Dollar Rolls and TBA Transactions in the Notes to Financial Statements).
(e)	Zero coupon security.
(f)	Rate shown reflects yield as of October 31, 2023.

Abbreviations throughout the Portfolio of Investments:
CSA	– Credit Spread Adjustment
IO	– Interest-Only Security - Principal amount shown represents par value on which interest payments are based
SOFR	– Secured Overnight Financing Rate
TBA	– To-Be-Announced Security

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 10/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
U.S. Government Agency Mortgage-Backed Securities	$14,748,037	$—	$14,748,037	$—
U.S. Government Bonds and Notes	3,466,656	—	3,466,656	—
U.S. Treasury Bills	246,358	—	246,358	—
Money Market Funds	1,340,031	1,340,031	—	—
Total Investments	19,801,082	1,340,031	18,461,051	—
Futures Contracts*	116,829	116,829	—	—
Total	$19,917,911	$1,456,860	$18,461,051	$—

See Notes to Financial Statements

First Trust Intermediate Government Opportunities ETF (MGOV)
Portfolio of Investments (Continued)
October 31, 2023
LIABILITIES TABLE
	Total Value at 10/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
U.S. Government Agency Mortgage-Backed Securities Sold Short	$(855,635)	$—	$(855,635)	$—
Written Options	(104,383)	(104,383)	—	—
Futures Contracts*	(35,700)	(35,700)	—	—
Total	$(995,718)	$(140,083)	$(855,635)	$—

*
Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts table. Only the current day’s variation margin is presented on the Statement of Assets and Liabilities.

See Notes to Financial Statements

First Trust Intermediate Government Opportunities ETF (MGOV)
Statement of Assets and Liabilities
October 31, 2023

ASSETS:
Investments, at value	$19,801,082
Cash segregated as collateral for open futures and written options contracts	171,831
Receivables:
Investment securities sold	4,014,459
Interest	101,503
Dividends	5,229
Total Assets	24,094,104

LIABILITIES:
Investments sold short, at value	855,635
Options contracts written, at value	104,383
Payables:
Investment securities purchased	8,931,112
Investment advisory fees	7,909
Variation margin	1,614
Total Liabilities	9,900,653
NET ASSETS	$14,193,451

NET ASSETS consist of:
Paid-in capital	$15,002,170
Par value	7,500
Accumulated distributable earnings (loss)	(816,219)
NET ASSETS	$14,193,451
NET ASSET VALUE, per share	$18.92
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	750,002
Investments, at cost	$20,308,756
Investments sold short, proceeds	$882,420
Premiums received on options contracts written	$36,104
See Notes to Financial Statements

First Trust Intermediate Government Opportunities ETF (MGOV)
Statement of Operations
For the Period Ended October 31, 2023 (a)

INVESTMENT INCOME:
Interest	$173,185
Dividends	16,011
Total investment income	189,196

EXPENSES:
Investment advisory fees	23,283
Total expenses	23,283
NET INVESTMENT INCOME (LOSS)	165,913

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(352,939)
Investments sold short	11,056
Purchased options contracts	(5,854)
Written options contracts	9,710
Futures contracts	(65,186)
Net realized gain (loss)	(403,213)
Net change in unrealized appreciation (depreciation) on:
Investments	(507,674)
Investments sold short	26,785
Written options contracts	(68,279)
Futures contracts	81,129
Net change in unrealized appreciation (depreciation)	(468,039)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(871,252)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(705,339)

(a)	Inception date is August 2, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
See Notes to Financial Statements

First Trust Intermediate Government Opportunities ETF (MGOV)
Statement of Changes in Net Assets

Period Ended 10/31/2023 (a)
OPERATIONS:
Net investment income (loss)	$165,913
Net realized gain (loss)	(403,213)
Net change in unrealized appreciation (depreciation)	(468,039)
Net increase (decrease) in net assets resulting from operations	(705,339)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(112,500)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	15,011,290
Cost of shares redeemed	—
Net increase (decrease) in net assets resulting from shareholder transactions	15,011,290
Total increase (decrease) in net assets	14,193,451

NET ASSETS:
Beginning of period	—
End of period	$14,193,451

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	—
Shares sold	750,002
Shares redeemed	—
Shares outstanding, end of period	750,002

(a)	Inception date is August 2, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
See Notes to Financial Statements

First Trust Intermediate Government Opportunities ETF (MGOV)
Financial Highlights
For a share outstanding throughout the period

Period Ended 10/31/2023 (a)

Net asset value, beginning of period	$20.00
Income from investment operations:
Net investment income (loss) (b)	0.22
Net realized and unrealized gain (loss)	(1.15)
Total from investment operations	(0.93)
Distributions paid to shareholders from:
Net investment income	(0.15)
Net asset value, end of period	$18.92
Total return (c)	(4.66)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$14,193
Ratio of total expenses to average net assets	0.65% (d)
Ratio of net investment income (loss) to average net assets	4.63% (d)
Portfolio turnover rate (e) (f)	143%

(a)	Inception date is August 2, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(f)	The portfolio turnover rate not including mortgage dollar rolls was 121% for the period ended October 31, 2023.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Intermediate Government Opportunities ETF (MGOV)
October 31, 2023
1. Organization
First Trust Exchange-Traded Fund IV (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of eighteen exchange-traded funds that are offering shares. This report covers the First Trust Intermediate Government Opportunities ETF (the “Fund”), a non-diversified series of the Trust, which trades under the ticker “MGOV” on NYSE Arca, Inc. The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The Fund is an actively managed exchange-traded fund (“ETF”). The Fund’s investment objective is to seek to maximize long-term total return. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of debt securities issued or guaranteed by the U.S. government (including U.S. Treasury bonds, notes and bills), its agencies or government-sponsored entities (“Government Securities”). The Fund’s investments in Government Securities include publicly-issued U.S. Treasury securities and mortgage-related securities such as pass-through securities, collateralized mortgage obligations and commercial mortgage-backed securities. The Fund may also invest in exchange-traded funds that principally invest in Government Securities as well as futures contracts, options and swap agreements that utilize Government Securities as their reference asset. The Fund may purchase mortgage-related securities in “to-be-announced” (“TBA”) transactions, including mortgage dollar rolls. The Fund may invest in fixed or floating rate securities.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
U.S. government securities, mortgage-backed securities, asset-backed securities, and other debt securities are fair valued on the basis of valuations provided by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
 1)
benchmark yields;
 2)
reported trades;
 3)
broker/dealer quotes;
 4)
issuer spreads;

Notes to Financial Statements (Continued)
First Trust Intermediate Government Opportunities ETF (MGOV)
October 31, 2023
 5)
benchmark securities;
 6)
bids and offers; and
 7)
reference data including market research publications.
Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Shares of open-end funds are valued based on NAV per share.
Exchange-traded futures contracts are valued at the end of the day settlement price.
Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are valued at the mean of their most recent bid and ask price, if both are available. Options contracts traded in the over-the-counter market may be valued as follows, depending on the market in which the investment trades: (1) the mean of the most recent bid and ask price, if available; or (2) a price based on the equivalent exchange-traded option.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
 1)
the credit conditions in the relevant market and changes thereto;
 2)
the liquidity conditions in the relevant market and changes thereto;
 3)
the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
 4)
issuer-specific conditions (such as significant credit deterioration); and
 5)
any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the most recent price provided by a pricing service;
 2)
available market prices for the fixed-income security;
 3)
the fundamental business data relating to the borrower/issuer;
 4)
an evaluation of the forces which influence the market in which these securities are purchased and sold;
 5)
the type, size and cost of a security;
 6)
the financial statements of the borrower/issuer or the financial condition of the country of issue;
 7)
the credit quality and cash flow of the borrower/issuer, or country of issue, based on the Pricing Committee’s, sub-advisor’s or portfolio manager’s analysis, as applicable, or external analysis;
 8)
the information as to any transactions in or offers for the security;
 9)
the price and extent of public trading in similar securities of the borrower/issuer, or comparable companies;
10)
the coupon payments;

Notes to Financial Statements (Continued)
First Trust Intermediate Government Opportunities ETF (MGOV)
October 31, 2023
11)
the quality, value and salability of collateral, if any, securing the security;
12)
the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s/issuer’s management (for corporate debt only);
13)
the prospects for the borrower’s/issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only);
14)
the borrower’s/issuer’s competitive position within the industry;
15)
the borrower’s/issuer’s ability to access additional liquidity through public and/or private markets; and
16)
other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2023, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
The United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates the London Interbank Offered Rates (“LIBOR”), ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. The overnight and 12-month USD LIBOR settings permanently ceased as of June 30, 2023. The FCA announced that the 1-, 3- and 6-month USD LIBOR settings will continue to be published using a synthetic methodology to serve as a fallback for non-U.S. contracts until September 2024. In response to the discontinuation of LIBOR, investors have added fallback provisions to existing contracts for investments whose value is tied to LIBOR, with most fallback provisions requiring the adoption of the Secured Overnight Financing Rate (“SOFR”) as a replacement rate. There is no assurance that any alternative reference rate, including SOFR, will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.
The Fund invests in interest-only securities. For these securities, if there is a change in the estimated cash flows, based on an evaluation of current information, then the estimated yield is adjusted. Additionally, if the evaluation of current information indicates a permanent impairment of the security, the cost basis of the security is written down and a loss is recognized. Debt obligations may be placed on non-accrual status and the related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Notes to Financial Statements (Continued)
First Trust Intermediate Government Opportunities ETF (MGOV)
October 31, 2023
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At October 31, 2023, the Fund had no when-issued and delayed-delivery securities. At October 31, 2023, the Fund held $2,956,154 of forward purchase commitments.
C. Short Sales
Short sales are utilized to manage interest rate and spread risk, and are transactions in which securities or other instruments (such as options, forwards, futures or other derivative contracts) are sold that are not currently owned in the Fund’s portfolio. When the Fund engages in a short sale, the Fund must borrow the security sold short and deliver the security to the counterparty. Short selling allows the Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The Fund is charged a fee or premium to borrow the securities sold short and is obligated to repay the lenders of the securities. Any dividends or interest that accrues on the securities during the period of the loan are due to the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon the termination of the short sale; which is effected by the Fund purchasing the security sold short and delivering the security to the lender. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Fund’s portfolio. The Fund is subject to the risk it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.
D. Futures Contracts
The Fund may purchase or sell (i.e., is long or short) exchange-listed futures contracts to hedge against or gain exposure to changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures contracts” on the Statement of Operations.
Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked-to-market daily with the change in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures contracts” on the Statement of Operations. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in “Variation margin” receivable or payable on the Statement of Assets and Liabilities. If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.
E. Options Contracts
The Fund may invest in exchange-listed options on U.S. Treasury securities, exchange-listed options on U.S. Treasury futures contracts, exchange-listed U.S. Treasury futures contracts and exchange-listed options on secured overnight financing rate futures contracts. The Fund uses derivative instruments primarily to hedge interest rate risk and actively manage interest rate exposure. The primary risk exposure is interest rate risk.
The Fund may purchase (buy) or write (sell) put and call options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option contract may be closed out by an offsetting purchase or sale of a futures option of the same series. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in “Options contracts written, at value” on the Statement of Assets and Liabilities. When the Fund purchases (buys) an option, the premium paid represents the cost of the option, which is included in “Premiums paid on options contracts purchased” on the Statement of Assets and Liabilities. Options are marked-to-market daily and their value is affected

Notes to Financial Statements (Continued)
First Trust Intermediate Government Opportunities ETF (MGOV)
October 31, 2023
by changes in the value of the underlying security, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying securities, and the remaining time to the option’s expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or the trading volume diminishes.
The Fund uses options on futures contracts in connection with hedging strategies. Generally, these strategies are applied under the same market and market sector conditions in which the Fund uses put and call options on securities. The purchase of put options on futures contracts is analogous to the purchase of puts on securities so as to hedge the Fund’s securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a futures contract constitutes a partial hedge against declining prices of securities which are deliverable upon exercise of the futures contract. If the price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s holdings of securities. If the price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a futures contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire. Realized gains and losses on written options are included in “Net realized gain (loss) on written options contracts” on the Statement of Operations. Realized gains and losses on purchased options are included in “Net realized gain (loss) on purchased options contracts” on the Statement of Operations.
The Fund is required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. The Fund will pledge in a segregated account at the Fund’s custodian, liquid assets, such as cash, U.S. government securities or other high-grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be pledged in the segregated account whenever the total value of the pledged assets falls below the amount due on the underlying obligation.
The risks associated with the use of options on future contracts include the risk that the Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. The Fund’s successful use of options on futures contracts depends on the Advisor’s ability to correctly predict the movement in prices on futures contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the futures contract subject to option.
F. Interest-Only Securities
An interest-only security (“IO Security”) is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on the  Portfolio of Investments.
G. Principal-Only Securities
A principal-only security (“PO Security”) is the principal-only portion of a mortgage-backed security that does not receive any interest, is priced at a deep discount to its redemption value and ultimately receives the redemption value. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO Security will rise. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a PO Security will fall. These securities, if any, are identified on the Portfolio of Investments.
H. Stripped Mortgage-Backed Securities
Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security’s principal or interest payments. Mortgage-backed securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security known as an IO Security and all of the principal is distributed to holders of another type of security known as a PO Security. These securities, if any, are identified on the Portfolio of Investments.

Notes to Financial Statements (Continued)
First Trust Intermediate Government Opportunities ETF (MGOV)
October 31, 2023
I. Mortgage Dollar Rolls and TBA Transactions
The Fund may invest, without limitation, in mortgage dollar rolls. The Fund intends to enter into mortgage dollar rolls only with high quality securities dealers and banks, as determined by the Fund’s investment advisor. In a mortgage dollar roll, the Fund will sell (or buy) mortgage-backed securities for delivery on a specified date and simultaneously contract to repurchase (or sell) substantially similar (same type, coupon and maturity) securities on a future date. Mortgage dollar rolls are recorded as separate purchases and sales in the Fund. The Fund may also invest in TBA Transactions. A TBA Transaction is a method of trading mortgage-backed securities. TBA Transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA Transaction, the buyer and the seller agree on general trade parameters such as agency, settlement date, par amount and price.
J. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid during the fiscal period ended October 31, 2023 was as follows:

Distributions paid from:
Ordinary income	$112,500
Capital gains	—
Return of capital	—
As of October 31, 2023, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income	$—
Accumulated capital and other gain (loss)	(342,597)
Net unrealized appreciation (depreciation)	(473,622)
K. Income Taxes
The Fund intends to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable year ended 2023 remains open to federal and state audit. As of October 31, 2023, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2023, for federal income tax purposes, the Fund had $342,597 of

Notes to Financial Statements (Continued)
First Trust Intermediate Government Opportunities ETF (MGOV)
October 31, 2023
capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to the Fund’s shareholders.
Certain losses realized during the current fiscal period may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal period ended October 31, 2023, the Fund had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal period ended October 31, 2023, the adjustments for the Fund were as follows:

Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
$(19,267)	$20,887	$(1,620)
As of October 31, 2023, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$19,395,815	$69,979	$(543,601)	$(473,622)
L. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of the Fund’s assets and is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit, license fees and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The annual unitary management fee payable by the Fund to First Trust for these services will be reduced at certain levels of the Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.65000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.63375%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.61750%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.60125%
Fund net assets greater than $10 billion up to and including $15 billion	0.58500%
Fund net assets greater than $15 billion	0.55250%

Notes to Financial Statements (Continued)
First Trust Intermediate Government Opportunities ETF (MGOV)
October 31, 2023
The Trust has multiple service agreements with The Bank of New York Mellon (“BNYM”). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund’s assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
The costs of purchases of U.S. Government securities and non-U.S. Government securities, excluding short-term investments and investments sold short, for the fiscal period ended October 31, 2023, were $41,513,581 and $0, respectively. The proceeds from sales and paydowns of U.S. Government securities and non-U.S. Government securities, excluding short-term investments and investments sold short, for the fiscal period ended October 31, 2023 were $22,450,510 and $0, respectively. The cost of purchases to cover short sales and the proceeds of short sales were $2,559,693 and $3,453,169, respectively.
For the fiscal period ended October 31, 2023, the Fund had no in-kind transactions.
5. Derivative Transactions
The following table presents the types of derivatives held by the Fund at October 31, 2023, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.

		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Options contracts	Interest Rate Risk	Options contracts purchased, at value	$—	Options contracts written, at value	$104,383
Futures contracts	Interest Rate Risk	Unrealized appreciation on futures contracts*	116,829	Unrealized depreciation on futures contracts*	35,700

*
Includes cumulative appreciation/depreciation on futures contracts as reported in the Fund’s Portfolio of Investments. Only the current day’s variation margin is presented on the Statement of Assets and Liabilities.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal period ended October 31, 2023, on derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

Statement of Operations Location
Interest Rate Risk Exposure
Net realized gain (loss) on:
Purchased options contracts	$(5,854)
Written options contracts	9,710
Futures contracts	(65,186)
Net change in unrealized appreciation (depreciation) on:
Written options contracts	(68,279)
Futures contracts	81,129

Notes to Financial Statements (Continued)
First Trust Intermediate Government Opportunities ETF (MGOV)
October 31, 2023
During the fiscal period ended October 31, 2023, the notional value of futures contracts opened and closed were $17,832,180 and $12,585,401, respectively.
During the fiscal period ended October 31, 2023, the premiums for purchased options contracts opened were $5,854 and the premiums for purchased options contracts closed, exercised and expired were $5,854.
During the fiscal period ended October 31, 2023, the premiums for written options contracts opened were $48,786 and the premiums for written options contracts closed, exercised and expired were $12,682.
The Fund does not have the right to offset financial assets and financial liabilities related to futures and options contracts on the Statement of Assets and Liabilities.
6. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before July 26, 2025.

Notes to Financial Statements (Continued)
First Trust Intermediate Government Opportunities ETF (MGOV)
October 31, 2023
8. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund IV:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust Intermediate Government Opportunities ETF (the “Fund”), one of the funds constituting the First Trust Exchange-Traded Fund IV, as of October 31, 2023, and the related statements of operations, changes in net assets, and the financial highlights for the period from August 2, 2023 (commencement of investment operations) through October 31, 2023, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations, the changes in its net assets, and the financial highlights for the period from August 2, 2023 (commencement of investment operations) through October 31, 2023, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
December 21, 2023
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Intermediate Government Opportunities ETF (MGOV)
October 31, 2023 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
Distributions paid to foreign shareholders during the Fund’s fiscal period ended October 31, 2023 that were properly designated by the Fund as “interest-related dividends” or “short-term capital gain dividends,” may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal period ended October 31, 2023, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not

Additional Information (Continued)
First Trust Intermediate Government Opportunities ETF (MGOV)
October 31, 2023 (Unaudited)
participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and

Additional Information (Continued)
First Trust Intermediate Government Opportunities ETF (MGOV)
October 31, 2023 (Unaudited)
it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the U.S. has resumed “reasonably” normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund’s shares and result in increased market volatility. During any such events, a fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund’s shares may widen.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Additional Information (Continued)
First Trust Intermediate Government Opportunities ETF (MGOV)
October 31, 2023 (Unaudited)
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
Preferred Securities Risk. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.
Valuation Risk. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions (sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots. If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.
NOT FDIC INSURED  NOT BANK GUARANTEED  MAY LOSE VALUE
Advisory Agreements
Board Considerations Regarding Approval of the Investment Management Agreement
The Board of Trustees of First Trust Exchange-Traded Fund IV (the “Trust”), including the Independent Trustees, approved the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”), on behalf of First Trust Intermediate Government Opportunities ETF (the “Fund”), for an initial two-year term at a meeting held on June 5, 2023.  The Board determined that the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements.  To assist the Board in its evaluation of the Agreement for the Fund, the Independent Trustees received a report from the Advisor in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined:  the services to be provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the proposed unitary fee rate schedule payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other exchange-traded funds (“ETFs”) managed by the Advisor; the estimated expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; the nature of expenses to be incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program.  The Independent Trustees and their counsel also met separately to discuss the information provided by the Advisor.  The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor is a reasonable business arrangement from the Fund’s perspective.
In evaluating whether to approve the Agreement for the Fund, the Board considered the nature, extent and quality of the services to be provided by the Advisor under the Agreement and considered that employees of the Advisor provide management services to other ETFs and to other funds in the First Trust Fund Complex with diligence and care.  The Board considered that the Advisor will be responsible for the overall management and administration of the Fund and reviewed all of the services to be provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services.  The Board noted that the Fund will be an actively-managed ETF and considered that the Advisor manages other ETFs with a similar structure in the First Trust Fund

Additional Information (Continued)
First Trust Intermediate Government Opportunities ETF (MGOV)
October 31, 2023 (Unaudited)
Complex.  The Board noted that the Advisor’s Securitized Products Group will be responsible for the day-to-day management of the Fund’s investments and considered the background and experience of the members of the Securitized Products Group.  The Board considered that the Advisor applies the same oversight model internally with the Securitized Products Group as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review.  In reviewing the services to be provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions.  At the meeting, the Trustees received a presentation from representatives of the Securitized Products Group and were able to ask questions about the Group and the proposed investment strategy for the Fund.  Because the Fund had yet to commence investment operations, the Board could not consider the historical investment performance of the Fund.  In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services to be provided to the Fund by the Advisor under the Agreement are expected to be satisfactory.
The Board considered the proposed unitary fee rate schedule payable by the Fund under the Agreement for the services to be provided.  The Board noted that, under the unitary fee arrangement, the Fund would pay the Advisor a unitary fee starting at an annual rate of 0.65% of its average daily net assets, subject to a breakpoint schedule pursuant to which the unitary fee rate would be reduced as assets of the Fund meet certain thresholds.  The Board noted that the Advisor would be responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Agreement and interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any.  The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other ETFs.  Because the Fund will pay a unitary fee, the Board determined that expense ratios were the most relevant comparative data point.  Based on the information provided, the Board noted that the total (net) expense ratio for the Fund was above the median total (net) expense ratio of the peer funds in the Expense Group.  With respect to the Expense Group, the Board discussed with representatives of the Advisor how the Expense Group was assembled and how the Fund compared and differed from the peer funds.  The Board took this information into account in considering the peer data.  With respect to fees charged to other ETFs managed by the Advisor, the Board considered the Advisor’s statements that the Fund will be a specialty, actively-managed ETF and that the proposed Fund has no material difference in fees from comparable First Trust fixed income funds.  In light of the information considered and the nature, extent and quality of the services expected to be provided to the Fund under the Agreement, the Board determined that the proposed unitary fee was fair and reasonable.
The Board considered whether there are any potential economies of scale to be achieved in connection with the Advisor providing investment advisory services to the Fund and whether the Fund may benefit from any economies of scale.  The Board noted that the proposed unitary fee rate schedule for the Fund includes breakpoints pursuant to which the unitary fee rate would be reduced as assets of the Fund meet certain thresholds.  The Board considered that the Advisor has continued to build infrastructure and add new staff to improve the services to the funds in the First Trust Fund Complex.  The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Fund generally would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Fund.  The Board concluded that the proposed unitary fee rate schedule for the Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at reasonably foreseeable future asset levels.  The Board took into consideration the types of costs to be borne by the Advisor in connection with its services to be performed for the Fund under the Agreement.  The Board considered the Advisor’s estimate of the asset level for the Fund at which the Advisor expects the Agreement to be profitable to the Advisor and the Advisor’s estimate of the profitability of the Agreement if the Fund’s assets reach $100 million.  The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s estimated profitability level for the Fund was not unreasonable.  In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund.  The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor will not utilize soft dollars in connection with the Fund.  The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreement are fair and reasonable and that the approval of the Agreement is in the best interests of the Fund.  No single factor was determinative in the Board’s analysis.

Board of Trustees and Officers
First Trust Intermediate Government Opportunities ETF (MGOV)
October 31, 2023 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.

Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Retired; Physician, Edward-Elmhurst Medical Group (2021 to September 2023); Physician and Officer, Wheaton Orthopedics (1990 to 2021)	254	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	Retired; President, ADM Investors Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	254
Director, National Futures
Association and ADMIS
Singapore Ltd.; Formerly,
Director of ADM Investor
Services, Inc., ADM Investor
Services International,
ADMIS Hong Kong Ltd., and
Futures Industry Association

Denise M. Keefe, Trustee (1964)	• Indefinite Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	254
Director and Board Chair of
Advocate Home Health
Services, Advocate Home
Care Products and Advocate
Hospice; Director and Board
Chair of Aurora At Home
(since 2018); Director of
Advocate Physician Partners
Accountable Care
Organization; Director of
RML Long Term Acute Care
Hospitals; Director of Senior
Helpers (since 2021); and
Director of MobileHelp
(since 2022)

Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	254	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	254	None
Bronwyn Wright, Trustee (1971)	• Indefinite Term • Since 2023	Independent Director to a number of Irish collective investment funds (2009 to Present); Various roles at international affiliates of Citibank (1994 to 2009), including Managing Director, Citibank Europe plc and Head of Securities and Fund Services, Citi Ireland (2007 to 2009)	229	None

Board of Trustees and Officers (Continued)
First Trust Intermediate Government Opportunities ETF (MGOV)
October 31, 2023 (Unaudited)
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INTERESTED TRUSTEE
James A. Bowen(1), Trustee, Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P., Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	254	None

Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since 2016
Managing Director and Chief Financial Officer, First Trust
Advisors L.P. and First Trust Portfolios L.P.; Chief Financial
Officer, BondWave LLC (Software Development Company) and
Stonebridge Advisors LLC (Investment Advisor)

Derek D. Maltbie (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2023
Senior Vice President, First Trust Advisors L.P. and First Trust
Portfolios L.P., July 2021 to Present. Previously, Vice President,
First Trust Advisors L.P. and First Trust Portfolios L.P., 2014 -
2021.

W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.

(1)
Mr. Bowen is deemed an “interested person” of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.
(2)
The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Intermediate Government Opportunities ETF (MGOV)
October 31, 2023 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•  Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•  Information about your transactions with us, our affiliates or others;
•  Information we receive from your inquiries by mail, e-mail or telephone; and
•  Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•  In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•  We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2023

First Trust Exchange-Traded Fund IV
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

Annual Report
For the Period Ended
October 31, 2023

First Trust Exchange-Traded Fund IV

FT Cboe Vest Rising Dividend Achievers Target Income ETF (RDVI)
FT Cboe Vest SMID Rising Dividend Achievers Target Income ETF (SDVD)
FT Cboe Vest Technology Dividend Target Income ETF (TDVI)

First Trust Exchange-Traded Fund IV
Annual Report
October 31, 2023

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Cboe VestSM Financial LLC (“Cboe Vest” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, as the “Funds”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub- Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that any Fund described in this report will achieve its investment objectives. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on each Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund’s performance and investment approach.
By reading the portfolio commentary from the portfolio management team(s) of the Funds, you may obtain an understanding of how the market environment affected each Fund’s performance. The statistical information that follows may help you understand each Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in the prospectus, statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Exchange-Traded Fund IV
Annual Letter from the Chairman and CEO
October 31, 2023
Dear Shareholders,
First Trust is pleased to provide you with the annual report for certain series of the First Trust Exchange-Traded Fund IV (the “Funds”), which contains detailed information about the Funds for the twelve months ended October 31, 2023. Please note that the FT Cboe Vest SMID Rising Dividend Achievers Target Income ETF and the FT Cboe Vest Technology Dividend Target Income ETF were incepted on August 9, 2023, and so the information in this letter and the annual report prior to that date does not apply to these Funds.
The Bureau of Economic Analysis recently announced that U.S. real gross domestic product (“GDP”) grew by a staggering 4.9% in the third quarter of 2023 and is now up 2.9% on a year-over-year basis from where it stood in the third quarter of 2022. The most recent quarter’s GDP data represents the fastest growth rate for any quarter since 2014. Consumer spending, which rose by 4.0% over the period, was responsible for 2.7 percentage points of the total increase in GDP. Whether the consumer can keep up this pace of spending remains to be seen, especially given recent news that excess savings from the pandemic-era stimulus have likely been depleted. From a global perspective, the International Monetary Fund (“IMF”) notes that progress in fighting inflation has led to lower economic growth. In their October 2023 publication of the World Economic Outlook, the IMF projected that the growth in world economic output is expected to slow from 3.5% in 2022 to 2.9% in 2024. The economic growth in advanced economies is projected to plummet from 2.6% in 2022 to 1.4% in 2024.
In the notes to their September 2023 meeting, the Federal Open Market Committee revealed that they may need to keep interest rates “higher for longer” as they continue to battle stubbornly high inflation. As many investors are likely aware, a higher Federal Funds target rate can have deep implications for consumers, such as driving up the cost of borrowing for homes, automobiles, and other large purchases. The American consumer has yet to feel the full weight of those burdens, in my opinion. That said, the data reveals a different story among corporate America. S&P Global Market Intelligence reported that a total of 516 U.S. corporations filed for bankruptcy protection on a year-to-date basis through September 30, 2023, up from a total of 263 corporate bankruptcy filings over the same period last year. Higher interest rates and Treasury bond yields have also sapped demand for commercial property loans. Data from Trepp, LLC, a leading provider of data and analytics to the commercial real estate and banking markets, revealed that just $28.2 billion of loans converted into commercial mortgage-backed securities have been issued in 2023, the lowest figure since 2011.
The financial markets battled a myriad of headwinds over the past year, from geopolitical uncertainty resulting from war (the conflicts between Israel and Hamas and Russia and Ukraine), to slowing global economic growth and sticky inflation. Brian Wesbury, Chief Economist at First Trust, notes that a U.S. economic recession is likely to begin at some point early next year. While calls for a recession may concern some investors, the following may offer solace. Data from Bloomberg reveals that the S&P 500® Index has posted positive total returns over the 3-year period following every recession since 1948.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Funds again in six months.
Sincerely,

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
FT Cboe Vest Rising Dividend Achievers Target Income ETF (RDVI)
The FT Cboe Vest Rising Dividend Achievers Target Income ETF (the “Fund”) seeks to provide investors with current income with a secondary objective of providing capital appreciation. The shares of the Fund are listed on Cboe BZX Exchange, Inc. under the ticker symbol “RDVI.” Under normal market conditions, the Fund will pursue its investment objectives by investing in primarily in U.S. exchange-traded equity securities contained in the Nasdaq US Rising Dividend AchieversTM Index (the “Index”) and by utilizing an “option strategy” consisting of writing (selling) U.S. exchange-traded call options on the S&P 500® Index or exchange-traded funds that track the S&P 500® Index (“Underlying ETFs”). Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in dividend-paying securities and/or investments that provide exposure to dividend-paying securities.

Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 10/31/23	Inception (10/19/22) to 10/31/23	Inception (10/19/22) to 10/31/23
Fund Performance
NAV	4.02%	11.10%	11.48%
Market Price	3.96%	11.09%	11.48%
Index Performance
Nasdaq US Rising Dividend AchieversTM Index	4.33%	11.71%	12.12%
S&P 500® Index	10.14%	14.92%	15.45%
(See Notes to Fund Performance Overview on page 9.)

Fund Performance Overview (Unaudited) (Continued)
FT Cboe Vest Rising Dividend Achievers Target Income ETF (RDVI) (Continued)

Sector Allocation	% of Total Long-Term Investments
Financials	38.9%
Information Technology	16.1
Materials	12.2
Energy	12.1
Health Care	8.5
Industrials	4.3
Communication Services	4.0
Consumer Discretionary	2.0
Consumer Staples	1.9
Total	100.0%

Fund Allocation	% of Net Assets
Common Stocks	99.5%
Money Market Funds	0.2
Written Options	(0.2)
Net Other Assets and Liabilities	0.5
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Humana, Inc.	2.4%
Steel Dynamics, Inc.	2.3
Chord Energy Corp.	2.2
Microsoft Corp.	2.2
Aflac, Inc.	2.2
Mueller Industries, Inc.	2.2
Elevance Health, Inc.	2.2
Popular, Inc.	2.2
Snap-on, Inc.	2.1
Visa, Inc., Class A	2.1
Total	22.1%

Performance of a $10,000 Initial Investment
October 19, 2022 - October 31, 2023
$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
10/19/22
10/31/22
4/30/23
10/31/23
$11,545
$11,212
$11,148
FT Cboe Vest Rising Dividend Achievers Target Income ETF
Nasdaq U.S. Rising Dividend Achievers™ Index
S&P 500® Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at  https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
FT Cboe Vest SMID Rising Dividend Achievers Target Income ETF (SDVD)
The FT Cboe Vest SMID Rising Dividend Achievers Target Income ETF (the “Fund”) seeks to provide investors with current income with a secondary objective of providing capital appreciation. The shares of the Fund are listed on Cboe BZX Exchange, Inc. under the ticker symbol “SDVD.” Under normal market conditions, the Fund will pursue its investment objectives by investing primarily in U.S. exchange-traded equity securities contained in the Nasdaq US Small-Mid Cap Rising Dividend AchieversTM Index (the “Index”) and by utilizing an “option strategy” consisting of writing (selling) U.S. exchange-traded call options on the Russell 2000® Index or exchange-traded funds that track the Russell 2000® Index (“Underlying ETFs”). Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in dividend-paying securities and/or investments that provide exposure to dividend-paying securities of small- and/or mid-capitalization companies.

Performance
Cumulative Total Returns
Inception (8/9/23) to 10/31/23
Fund Performance
NAV	-9.56%
Market Price	-9.46%
Index Performance
Russell 2000® Index	-13.60%
Russell 3000® Index	-6.45%
Nasdaq US Small-Mid Cap Rising Dividend AchieversTM Index	-10.21%
(See Notes to Fund Performance Overview on page 9.)

Fund Performance Overview (Unaudited) (Continued)
FT Cboe Vest SMID Rising Dividend Achievers Target Income ETF (SDVD) (Continued)

Sector Allocation	% of Total Long-Term Investments
Financials	30.0%
Industrials	24.0
Consumer Discretionary	14.5
Information Technology	10.8
Energy	9.6
Materials	6.0
Communication Services	2.1
Consumer Staples	2.0
Real Estate	1.0
Total	100.0%

Fund Allocation	% of Net Assets
Common Stocks	98.5%
Written Options	(0.2)
Net Other Assets and Liabilities	1.7
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Sturm Ruger & Co., Inc.	1.2%
Steel Dynamics, Inc.	1.2
Insperity, Inc.	1.2
Chord Energy Corp.	1.1
Movado Group, Inc.	1.1
Steven Madden Ltd.	1.1
Texas Pacific Land Corp.	1.1
SM Energy Co.	1.1
Mueller Industries, Inc.	1.1
Columbia Sportswear Co.	1.1
Total	11.3%

Performance of a $10,000 Initial Investment
August 9, 2023 - October 31, 2023

$10,500
$10,000
$9,500
$9,000
$8,500
8/9/23
10/31/23
$9,355
$9,044
$8,979
$8,640
FT Cboe Vest SMID Rising Dividend Achievers Target Income ETF
Russell 2000® Index
Russell 3000® Index
Nasdaq US Small-Mid Cap Rising Dividend Achievers™ Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at  https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
FT Cboe Vest Technology Dividend Target Income ETF (TDVI)
The FT Cboe Vest Technology Dividend Target Income ETF (the “Fund”) (the “Fund”) seeks to provide investors with current income with a secondary objective of providing capital appreciation. The shares of the Fund are listed on Cboe BZX Exchange, Inc. under the ticker symbol “TDVI.” Under normal market conditions, the Fund will pursue its investment objectives by investing primarily in U.S. exchange-traded equity securities contained in the Nasdaq Technology DividendTM Index (the “Index”) and by utilizing an “option strategy” consisting of writing (selling) U.S. exchange-traded call options on the Nasdaq-100® Index and/or the S&P 500® Index or exchange-traded funds that track the Nasdaq-100® Index or the S&P 500® Index (“Underlying ETFs”). Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in dividend-paying securities and/or investments that provide exposure to dividend-paying securities of technology companies (i.e., securities classified under the Technology Industry or Telecommunications Industry as defined by the Industry Classification Benchmark (ICB)).

Performance
Cumulative Total Returns
Inception (8/9/23) to 10/31/23
Fund Performance
NAV	-4.45%
Market Price	-4.40%
Index Performance
Nasdaq-100 Index®	-4.39%
S&P 500® Index	-5.79%
Nasdaq Technology DividendTM Index	-4.99%
(See Notes to Fund Performance Overview on page 9.)

Fund Performance Overview (Unaudited) (Continued)
FT Cboe Vest Technology Dividend Target Income ETF (TDVI) (Continued)

Sector Allocation	% of Total Long-Term Investments
Information Technology	84.2%
Communication Services	14.3
Industrials	1.5
Total	100.0%

Fund Allocation	% of Net Assets
Common Stocks	98.9%
Written Options	(0.2)
Net Other Assets and Liabilities	1.3
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Microsoft Corp.	9.0%
International Business Machines Corp.	8.6
Broadcom, Inc.	8.0
Texas Instruments, Inc.	7.4
Oracle Corp.	7.0
QUALCOMM, Inc.	4.2
Analog Devices, Inc.	3.1
Verizon Communications, Inc.	2.2
Motorola Solutions, Inc.	2.1
HP, Inc.	2.0
Total	53.6%

Performance of a $10,000 Initial Investment
August 9, 2023 - October 31, 2023
$10,500
$10,000
$9,500
$9,000
8/9/23
10/31/23
$9,561
$9,555
$9,501
$9,421
FT Cboe Vest Technology Dividend Target Income ETF
Nasdaq-100 Index®
S&P 500® Index
Nasdaq Technology Dividend™ Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at  https://www.ftportfolios.com/Retail/etf/home.aspx.

Notes to Fund Performance Overview (Unaudited)
Total returns for the periods since inception are calculated from the inception date of each Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under Securities and Exchange Commission rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future performance.

Portfolio Commentary
First Trust Exchange-Traded Fund IV
Annual Report
October 31, 2023 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) is the investment advisor to the FT Cboe Vest Rising Dividend Achievers Target Income ETF (“RDVI”), the FT Cboe Vest SMID Rising Dividend Achievers Target Income ETF (“SDVD”), and the FT Cboe Vest Technology Dividend Target Income ETF (“TDVI”) (each a “Fund” and collectively, the “Funds”). First Trust is responsible for the ongoing monitoring of each Fund’s investment portfolio, managing the business affairs of each Fund and providing certain administrative services necessary for the management of each Fund.
Sub-Advisor
Cboe VestSM Financial LLC (“Cboe Vest” or the “Sub-Advisor”) serves as the investment sub-advisor to the Funds. In this capacity, Cboe Vest is responsible for the selection and ongoing monitoring of the securities in each Fund’s investment portfolio. Cboe Vest, with principal offices at 8350 Broad Street, Suite 240, McLean, VA  22102, was founded in 2012. Cboe Vest had approximately $17.8 billion under management or committed to management as of October 31, 2023.
Portfolio Management Team
The following persons serve as portfolio managers to the Funds:
Karan Sood, Managing Director of Cboe Vest
Howard Rubin, Managing Director of Cboe Vest
The portfolio managers are primarily and jointly responsible for the day-to-day management of the Funds. Each portfolio manager has served as a part of the portfolio management team of RDVI since October 2022 and SDVD and TDVI since August 2023.
Commentary
Market Recap
Equity markets showed remarkable resilience in late 2022 and the first half of 2023, followed by declines in the third quarter of 2023 as well as October of 2023, as inflation and recession fears resurfaced. The Federal Reserve (the “Fed”) responded to the increased inflation rate during the 12-month period ended October 31, 2023 (the “Period”) by hiking the Federal Funds target rate from 3.25% to 5.5% by the end of the Period.
U.S. equities, as measured by the S&P 500® Index, gained 10.12% during the Period. Five of the sectors within the S&P 500® Index were up, while six were down. The top three performing sectors were the Telecommunication Services, Information Technology, and Consumer Discretionary sectors, returning 35.8%, 30.9%, and 8.4%, respectively. The bottom three performing sectors were the Utilities, Real Estate, and Healthcare sectors, returning -7.7%, -6.6%, and -4.6%, respectively.
FT Cboe Vest Rising Dividend Achievers Target Income ETF (RDVI)
Discussion of Fund Performance
This discussion is for the FT Cboe Vest Rising Dividend Achievers Target Income ETF for the Period. The Fund’s inception date was October 19, 2022. The Fund’s performance is compared to an index called the Nasdaq US Rising Dividend AchieversTM Index (the “Index” or “NQDVRIST”).
Performance Analysis
Under normal market conditions, the Fund will pursue its investment objectives by investing primarily in U.S. exchange-traded equity securities contained in the Index and by utilizing an “option strategy” consisting of writing (selling) U.S. exchange-traded call options on the S&P 500® Index or exchange-traded funds that track the S&P 500® Index (“Underlying ETFs”).
During the Period, the Fund generally held approximately equal weights in 50 stocks, as well as written call options on the S&P 500® Index. The premiums received from the written call options, plus the dividends received from the equities, sum to approximately 8.0% in excess of the dividend yield of the S&P 500® Index annually.
For the Period, the Fund’s net asset value (“NAV”) performance was 4.02%, while the Index performance was 4.33%. The underperformance of 0.31% can be explained by the following factors:

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund IV
Annual Report
October 31, 2023 (Unaudited)
(1)
Fees and Expenses: Fees and expenses reduced the Fund’s performance by approximately 0.75%.
(2)
Execution Costs: Commissions, plus slippage due to trading securities at prices other than mid-market, reduced the Fund’s performance by approximately 0.03%.
(3)
Fund versus Index Holdings: While the Fund attempts to hold equity securities in the same proportion (i.e., weighting) as the Index, the Fund also writes call options on the S&P 500® Index, whereas the Index does not. For the Period we estimate that the difference in the holdings between the Fund and the Index had a net 0.47% positive impact on the Fund’s performance.
Using market prices for the Fund, the Fund’s performance for the Period was 3.96%.
Impact of Fund Holdings on Performance
The top five performing holdings in the Fund for the Period were LAM Research Corp., Microsoft Corp., Lennar Corp., Reliance Steel & Aluminum Co., and MGIC Investment Corp., with returns of 47.2%, 47.1%, 34.0%, 28.3%, and 26.8%, respectively.
The bottom five performing holdings in the Fund for the Period were Comerica, Inc., Citizens Financial Group, Inc., Huntington Bancshares, Inc., Pfizer, Inc., and Regions Financial Corp., with returns of -40.7%, -38.8%, -32.86%, -31.68%, and -30.9%, respectively.
Impact of Sector Weightings on Performance
For the Period, the Fund had sector weightings that were in line with the Index. However, the Fund’s sector weightings were substantially different than the sector weightings of the S&P 500® Index.
Strong performances in the Information Technology and Communication Services sectors, coupled with the Fund’s relative underweights in these sectors, contributed to relative underperformance for the Fund versus the S&P 500® Index.
Weak performance in the Financials sector, coupled with the Fund’s relative overweight in this sector, contributed to additional relative underperformance for the Fund versus the S&P 500® Index.
Weak performances in the HealthCare, Consumer Staples, Utilities, and Real Estate sectors, coupled with the Fund’s relative underweight in each of these sectors, contributed to relative overperformance for the Fund versus the S&P 500® Index.
Market and Fund Outlook
During the Period, the Fed’s policy surrounding inflation remained a key driver of equity market performance. Moving into the next fiscal year, this will continue to be a dominant theme, in our opinion. The 2024 U.S. Presidential election will also be front and center in the upcoming year. Over the course of 2023, Technology stocks led broad based indices, as investors flocked to companies developing Artificial Intelligence capabilities. The failure of Silicon Valley Bank in March 2023 sent shockwaves throughout the banking system, and rising energy prices over the summer contributed to higher inflation. In late October 2023, the 30-Year fixed mortgage rates peaked at 7.79%. Investors are digesting a possible “higher for longer” period of sustained higher rates based on the Fed’s “dot plot” forecasting a median Federal Funds target rate of 5.1% for 2024, and 3.9% for 2025. Consumer Price Index inflation data has come down considerably, despite an unexpected 0.6% month-over-month reading in August 2023. The U.S. job market remains strong at 3.9% unemployment, with October 2023 marking the twenty-first straight month with unemployment below 4%. U.S. gross domestic product has posted five consecutive positive quarters as it recorded growth of 4.9% in the third quarter of 2023, up from 2.1% in the second quarter of 2023.
The Fund generally holds equities similar in name and weight to those equities in the NQDVRIST. This index is designed to assemble a portfolio of stocks that are positioned to continue increasing dividends. We believe that the Fund is properly positioned to achieve its investment objectives.
FT Cboe Vest SMID Rising Dividend Achievers Target Income ETF (SDVD)
Discussion of Fund Performance
This discussion is for the FT Cboe Vest SMID Rising Dividend Achievers Target Income ETF for the period from the Fund’s inception date on August 9, 2023 through October 31, 2023 (the “Period”). The Fund’s performance is compared to an index called the Nasdaq US Small-Mid Cap Rising Dividend AchieversTM Index (the “Index” or “NQDVSMRT”).

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund IV
Annual Report
October 31, 2023 (Unaudited)
Performance Analysis
Under normal market conditions, the Fund will pursue its investment objectives by investing primarily in U.S. exchange-traded equity securities contained in the Index and by utilizing an “option strategy” consisting of writing (selling) U.S. exchange-traded call options on the Russell 2000® Index or exchange-traded funds that track the Russell 2000® Index (“Underlying ETFs”).
During the Period, the Fund generally held approximately equal weights in about 100 stocks, as well as written call options on the Russell 2000® Index. The premiums received from the written call options, plus the dividends received from the equities, sum to approximately 8.0% in excess of the dividend yield of the Russell 2000® Index annually.
For the Period, the Fund’s net asset value (“NAV”) performance was -9.56%, while the NQDVSMRT Index performance was -10.21%. The outperformance of 0.65% can be explained by the following factors:
(1)
Fees and Expenses:  Fees and expenses reduced the Fund’s performance by approximately 0.19%.
(2)
Execution Costs:  Commissions, plus slippage due to trading securities at prices other than mid-market, reduced the Fund’s performance by approximately 0.04%.
(3)
Fund versus Index Holdings:  While the Fund attempts to hold equity securities in the same proportion (i.e., weighting) as the Index, the Fund also holds writes call options on the Russell 2000® Index, whereas the NQDVSMRT Index does not. For the Period we estimate that the difference in the holdings between the Fund and the Index had a net 0.88% positive impact on the Fund’s performance.
Using market prices for the Fund, the Fund’s performance for the Period was -9.46%.
Impact of Fund Holdings on Performance
The top five performing holdings in the Fund for the Period were Alpha Metallurgical Resources, Jackson Financial Inc., CONSOL Energy Inc., Insperity, Inc., and Matador Resources Company, with returns of 20.0%, 12.5%, 10.0%, 8.5%, and 4.8%, respectively.
The bottom five performing holdings in the Fund for the Period were Eagle Bancorp, Inc., Dick’s Sporting Goods, Inc., Regal Rexnord Corp., M.D.C. Holdings, Inc., and Terex Corporation, with returns of -26.0%, -25.8%, -25.5%, -25.3%, and -25.0%, respectively.
Impact of Sector Weightings on Performance
For the Period, the Fund had sector weightings that were in line with the NQDVSMRT. However, the Fund’s sector weightings were substantially different than the sector weightings of the S&P 500® Index.
Relatively strong performance in the Information Technology sector, coupled with the Fund’s relative underweight in this sector, contributed to relative underperformance for the Fund versus the S&P 500® Index.
Relatively weak performance in the Industrials sector, coupled with the Fund’s relative overweight in this sector, contributed to additional relative underperformance for the Fund versus the S&P 500® Index.
Relatively weak performance in the Health Care sector, coupled with the Fund’s relative underweight in this sector, contributed to relative outperformance for the Fund versus the S&P 500® Index.
Market and Fund Outlook
During the 12-month period ended October 31, 2023, the Fed’s policy surrounding inflation remained a key driver of equity market performance. Moving into the next fiscal year, this will continue to be a dominant theme, in our opinion. The 2024 U.S. Presidential election will also be front and center in the upcoming year. Over the course of 2023, Technology stocks led broad based indices, as investors flocked to companies developing Artificial Intelligence capabilities. The failure of Silicon Valley Bank in March 2023 sent shockwaves throughout the banking system, and rising energy prices over the summer contributed to higher inflation. The 30-year fixed mortgage rates peaked at 7.79% in late October 2023. Investors are digesting a possible “higher for longer” period of sustained higher rates based on the Fed’s “dot plot” forecasting a median Federal Funds target rate of 5.1% for 2024, and 3.9% for 2025. Consumer Price Index inflation data has come down considerably, despite an unexpected 0.6% month-over-month reading in August 2023. The U.S. job market remains strong at 3.9% unemployment, with October 2023 marking the twenty-first straight month with

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund IV
Annual Report
October 31, 2023 (Unaudited)
unemployment below 4%. U.S. gross domestic product has posted five consecutive positive quarters as it recorded growth of 4.9% in the third quarter of 2023, up from 2.1% in the second quarter of 2023.
The Fund generally holds equities similar in name and weight to those equities in the NQDVSMRT. This index is designed to assemble a portfolio of stocks that are positioned to continue increasing dividends. We believe that the Fund is properly positioned to achieve its investment objectives.
FT Cboe Vest Technology Dividend Target Income ETF (TDVI)
Discussion of Fund Performance
This discussion is for the Fund for period from the Fund’s inception date on August 9, 2023 through October 31, 2023 (the “Period”). The Fund’s performance is compared to an index called the Nasdaq Technology DividendTM Index (the “Index” or “NQ96DVUX”).
Performance Analysis
Under normal market conditions, the Fund will pursue its investment objectives by investing primarily in U.S. exchange-traded equity securities contained in the Index and by utilizing an “option strategy” consisting of writing (selling) U.S. exchange-traded call options on the the Nasdaq-100® Index and/or the S&P 500® Index or exchange-traded funds that track the the Nasdaq-100® Index and/or the S&P 500® Index (“Underlying ETFs”).
During the Period, the Fund generally held about 83 Technology and Telecommunication stocks, as well as written call options on the Nasdaq-100® Index and S&P 500® Index. The premiums received from the written call options, plus the dividends received from the equities, sum to approximately 8.0% in excess of the dividend yield of the Nasdaq-100® Index annually.
For the Period, the Fund’s net asset value performance was -4.45%, while the NQ96DVUX performance was -4.99%. The outperformance of 0.54% can be explained by the following factors:
(1)
Fees and Expenses: Fees and expenses reduced the Fund’s performance by approximately 0.17%.
(2)
Execution Costs: Commissions, plus slippage due to trading securities at prices other than mid-market, reduced the Fund’s performance by approximately 0.02%.
(3)
Fund versus Index Holdings: While the Fund attempts to hold equity securities in the same proportion (i.e., weighting) as the Index, the Fund also holds writes call options on the  Nasdaq-100® Index and/or the S&P 500® Index, whereas the NQ96DVUX Index does not. For the Period we estimate that the difference in the holdings between the Fund and the Index had a net 0.73% positive impact on the Fund’s performance.
Using market prices for the Fund, the Fund’s performance for the Period was -4.40%.
Impact of Fund Holdings on Performance
The top five performing holdings in the Fund for the Period were JOYY Inc., Dell Technologies Inc., Logitech International S.A., Cogent Communications Holdings, Inc., and Telephone and Data Systems, Inc., with returns of 19.9%, 19.0%, 18.4%, 12.9%, and 10.0%, respectively.
The bottom five performing holdings in the Fund for the Period were Methode Electronics, Inc., A10 Networks, Inc., Opera Limited, Ubiquiti Inc., and Kulicke & Soffa Industries, Inc., with returns of -29.5%, -28.8%, -27.9%, -27.2%, and -23.2%, respectively.
Impact of Sector Weightings on Performance
For the Period, the Fund had sector weightings that were in line with the NQ96DVUX. However, the Fund’s sector weightings were substantially different than the sector weightings of the S&P 500® Index. The Fund’s equity holdings are distributed approximately 80% to companies in the Information Technology sector and 20% to companies in the Telecommunications Services sector.
Both the Information Technology and Telecommunication Services sectors slightly outperformed the S&P 500® Index over the Period. This, coupled with the Fund’s overweight in these two sectors, contributed to relative overperformance for the Fund versus the S&P 500® Index.

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund IV
Annual Report
October 31, 2023 (Unaudited)
Market and Fund Outlook
During the 12-month period ended October 31, 2023, the Fed’s policy surrounding inflation remained a key driver of equity market performance. Moving into the next fiscal year, this will continue to be a dominant theme, in our opinion. The 2024 U.S. Presidential election will also be front and center in the upcoming year. Over the course of 2023, Technology stocks led broad based indices, as investors flocked to companies developing Artificial Intelligence capabilities. The failure of Silicon Valley Bank in March 2023 sent shockwaves throughout the banking system, and rising energy prices over the summer contributed to higher inflation. The 30-year fixed mortgage rates peaked at 7.79% in late October of 2023. Investors are digesting a possible “higher for longer” period of sustained higher rates based on the Fed’s “dot plot” forecasting a median Federal Funds target rate of 5.1% for 2024, and 3.9% for 2025. Consumer Price Index inflation data has come down considerably, despite an unexpected 0.6% month-over-month reading in August 2023. The U.S. job market remains strong at 3.9% unemployment, with October 2023 marking the twenty-first straight month with unemployment below 4%. U.S. gross domestic product has posted five consecutive positive quarters as it recorded growth of 4.9% in the third quarter of 2023, up from 2.1% in the second quarter of 2023.
The Fund generally holds equities similar in name and weight to those equities in the NQ96DVUX. This index is designed to assemble a portfolio of Information Technology and Telecommunication Services stocks that pay high dividends. We believe that the Fund is properly positioned to achieve its investment objectives.

First Trust Exchange-Traded Fund IV
Understanding Your Fund Expenses
October 31, 2023 (Unaudited)
As a shareholder of FT Cboe Vest Rising Dividend Achievers Target Income ETF, FT Cboe Vest SMID Rising Dividend Achievers Target Income ETF, or FT Cboe Vest Technology Dividend Target Income ETF (each a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period (or since inception) and held through the six-month (or shorter) period ended October 31, 2023.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this six-month (or shorter) period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
FT Cboe Vest Rising Dividend Achievers Target Income ETF (RDVI)
Actual	$1,000.00	$982.90	0.75%	$3.75
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	0.75%	$3.82

	Beginning Account Value August 9, 2023 (b)	Ending Account Value October 31, 2023	Annualized Expense Ratio Based on the Number of Days in the Period	Expenses Paid During the Period August 9, 2023 (b) to October 31, 2023 (c)
FT Cboe Vest SMID Rising Dividend Achievers Target Income ETF (SDVD)
Actual	$1,000.00	$904.40	0.85%	$1.86
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	0.85%	$4.33
FT Cboe Vest Technology Dividend Target Income ETF (TDVI)
Actual	$1,000.00	$955.50	0.75%	$1.69
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	0.75%	$3.82

(a)
Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (May 1, 2023 through October 31, 2023), multiplied by 184/365 (to reflect the six-month period).

(b)	Inception date.
(c)
Actual expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period
(August 9, 2023 through October 31, 2023), multiplied by 84/365. Hypothetical expenses are assumed for the most recent six-month period.

FT Cboe Vest Rising Dividend Achievers Target Income ETF (RDVI)
Portfolio of Investments
October 31, 2023

Shares	Description	Value
COMMON STOCKS — 99.5%
	Banks — 15.4%
350,851	Bank of America Corp. (a)	$9,241,415
361,906	Citizens Financial Group, Inc. (a)	8,479,458
232,251	Comerica, Inc. (a)	9,150,690
945,708	Huntington Bancshares, Inc. (a)	9,126,082
67,986	JPMorgan Chase & Co. (a)	9,454,133
80,093	PNC Financial Services Group (The), Inc. (a)	9,168,246
158,525	Popular, Inc. (a)	10,310,466
563,425	Regions Financial Corp. (a)	8,186,565
		73,117,055
	Capital Markets — 3.6%
29,559	Goldman Sachs Group (The), Inc. (a)	8,974,408
114,464	Morgan Stanley (a)	8,106,340
		17,080,748
	Chemicals — 2.1%
123,242	CF Industries Holdings, Inc. (a)	9,832,247
	Communications Equipment — 2.0%
180,574	Cisco Systems, Inc. (a)	9,413,323
	Consumer Finance — 7.7%
61,791	American Express Co. (a)	9,023,340
96,871	Capital One Financial Corp. (a)	9,812,063
112,747	Discover Financial Services (a)	9,254,274
311,126	Synchrony Financial (a)	8,727,084
		36,816,761
	Financial Services — 8.0%
346,977	Equitable Holdings, Inc. (a)	9,219,179
24,433	Mastercard, Inc., Class A (a)	9,195,360
585,606	MGIC Investment Corp. (a)	9,861,605
41,971	Visa, Inc., Class A (a)	9,867,382
		38,143,526
	Food Products — 1.9%
127,522	Archer-Daniels-Midland Co. (a)	9,126,749
	Health Care Equipment & Supplies — 2.0%
99,460	Abbott Laboratories (a)	9,403,943
	Health Care Providers & Services — 4.5%
22,921	Elevance Health, Inc. (a)	10,316,513
21,516	Humana, Inc. (a)	11,267,714
		21,584,227
	Household Durables — 2.0%
88,178	Lennar Corp., Class A (a)	9,406,829
	Insurance — 4.0%
132,247	Aflac, Inc. (a)	10,329,813
131,499	Principal Financial Group, Inc. (a)	8,899,852
		19,229,665
	IT Services — 4.0%
32,394	Accenture PLC, Class A (a)	9,623,933
144,213	Cognizant Technology Solutions Corp., Class A (a)	9,297,412
		18,921,345
See Notes to Financial Statements

FT Cboe Vest Rising Dividend Achievers Target Income ETF (RDVI)
Portfolio of Investments (Continued)
October 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Machinery — 4.3%
273,867	Mueller Industries, Inc. (a)	$10,327,524
38,834	Snap-on, Inc. (a)	10,016,842
		20,344,366
	Media — 4.0%
329,180	Interpublic Group of (The) Cos., Inc. (a)	9,348,712
130,704	Omnicom Group, Inc. (a)	9,791,037
		19,139,749
	Metals & Mining — 8.2%
250,639	Freeport-McMoRan, Inc. (a)	8,466,585
65,099	Nucor Corp. (a)	9,620,981
38,754	Reliance Steel & Aluminum Co. (a)	9,858,243
102,503	Steel Dynamics, Inc. (a)	10,917,595
		38,863,404
	Oil, Gas & Consumable Fuels — 12.0%
60,777	Chevron Corp. (a)	8,857,032
63,968	Chord Energy Corp. (a)	10,575,190
121,567	Civitas Resources, Inc. (a)	9,169,799
81,902	ConocoPhillips (a)	9,729,958
86,710	Exxon Mobil Corp. (a)	9,178,253
439,180	Magnolia Oil & Gas Corp., Class A (a)	9,859,591
		57,369,823
	Paper & Forest Products — 1.8%
172,599	Louisiana-Pacific Corp. (a)	8,850,877
	Pharmaceuticals — 1.9%
296,987	Pfizer, Inc. (a)	9,075,923
	Semiconductors & Semiconductor Equipment — 5.9%
16,214	Lam Research Corp. (a)	9,537,399
144,793	Micron Technology, Inc. (a)	9,682,308
62,223	Texas Instruments, Inc. (a)	8,836,288
		28,055,995
	Software — 2.2%
30,642	Microsoft Corp. (a)	10,360,367
	Technology Hardware, Storage & Peripherals — 2.0%
130,189	NetApp, Inc. (a)	9,475,155
	Total Common Stocks	473,612,077
	(Cost $509,335,593)
MONEY MARKET FUNDS — 0.2%
1,126,779	Dreyfus Government Cash Management Fund, Institutional Shares - 5.23% (b)	1,126,779
	(Cost $1,126,779)
	Total Investments — 99.7%	474,738,856
	(Cost $510,462,372)

See Notes to Financial Statements

FT Cboe Vest Rising Dividend Achievers Target Income ETF (RDVI)
Portfolio of Investments (Continued)
October 31, 2023
Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
WRITTEN OPTIONS — (0.2)%
	Call Options Written — (0.2)%
(120)	S&P 500 Weeklys	$(50,325,600)	$4,110.00	11/03/23	$(1,096,800)
	(Premiums received $555,381)
	Net Other Assets and Liabilities — 0.5%				2,403,087
	Net Assets — 100.0%				$476,045,143

(a)	All or a portion of this security is held as collateral for the options written. At October 31, 2023, the value of these securities amounts to $17,240,990.
(b)	Rate shown reflects yield as of October 31, 2023.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 10/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$473,612,077	$473,612,077	$—	$—
Money Market Funds	1,126,779	1,126,779	—	—
Total Investments	$474,738,856	$474,738,856	$—	$—

LIABILITIES TABLE
	Total Value at 10/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(1,096,800)	$(1,096,800)	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

FT Cboe Vest SMID Rising Dividend Achievers Target Income ETF (SDVD)
Portfolio of Investments
October 31, 2023

Shares	Description	Value
COMMON STOCKS — 98.5%
	Automobiles — 1.0%
619	Winnebago Industries, Inc. (a)	$35,871
	Banks — 15.0%
984	Bank OZK (a)	35,237
1,748	Cadence Bank (a)	37,023
1,009	Cathay General Bancorp (a)	34,215
875	Comerica, Inc. (a)	34,475
1,630	Eagle Bancorp, Inc. (a)	31,752
692	East West Bancorp, Inc. (a)	37,105
2,756	First BanCorp (a)	36,793
860	International Bancshares Corp. (a)	37,694
1,272	OFG Bancorp (a)	37,677
1,682	Pacific Premier Bancorp, Inc. (a)	31,958
589	Popular, Inc. (a)	38,308
1,254	Synovus Financial Corp. (a)	32,692
2,034	Veritex Holdings, Inc. (a)	35,025
487	Wintrust Financial Corp. (a)	36,374
1,025	Zions Bancorp N.A. (a)	31,621
		527,949
	Building Products — 2.8%
313	Advanced Drainage Systems, Inc. (a)	33,438
277	Owens Corning (a)	31,403
368	UFP Industries, Inc. (a)	35,023
		99,864
	Capital Markets — 1.9%
263	Evercore, Inc., Class A (a)	34,237
569	Stifel Financial Corp. (a)	32,433
		66,670
	Chemicals — 1.0%
296	Westlake Corp. (a)	34,147
	Commercial Services & Supplies — 1.0%
237	Tetra Tech, Inc. (a)	35,766
	Communications Equipment — 1.0%
1,332	Juniper Networks, Inc. (a)	35,857
	Construction & Engineering — 1.0%
448	AECOM (a)	34,294
	Consumer Finance — 2.8%
1,294	Ally Financial, Inc. (a)	31,302
2,648	SLM Corp. (a)	34,424
1,154	Synchrony Financial (a)	32,370
		98,096
	Electrical Equipment — 1.7%
117	Hubbell, Inc. (a)	31,602
251	Regal Rexnord Corp. (a)	29,721
		61,323
	Electronic Equipment, Instruments & Components — 4.8%
361	Advanced Energy Industries, Inc. (a)	31,501
1,558	Benchmark Electronics, Inc. (a)	37,719
661	Crane NXT Co. (a)	34,372
See Notes to Financial Statements

FT Cboe Vest SMID Rising Dividend Achievers Target Income ETF (SDVD)
Portfolio of Investments (Continued)
October 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Electronic Equipment, Instruments & Components (Continued)
149	Littelfuse, Inc. (a)	$32,284
1,507	Vishay Intertechnology, Inc. (a)	33,516
		169,392
	Financial Services — 5.9%
1,282	Equitable Holdings, Inc. (a)	34,063
765	Essent Group Ltd. (a)	36,138
932	Jackson Financial, Inc., Class A (a)	34,214
2,188	MGIC Investment Corp. (a)	36,846
1,454	Radian Group, Inc. (a)	36,844
457	Walker & Dunlop, Inc. (a)	29,614
		207,719
	Ground Transportation — 2.8%
203	Landstar System, Inc. (a)	33,450
1,840	Marten Transport Ltd. (a)	32,347
1,330	Schneider National, Inc., Class B (a)	33,689
		99,486
	Household Durables — 5.8%
544	Century Communities, Inc. (a)	33,456
1,222	Ethan Allen Interiors, Inc. (a)	32,090
1,164	La-Z-Boy, Inc. (a)	34,035
873	M.D.C. Holdings, Inc. (a)	33,130
496	PulteGroup, Inc. (a)	36,501
481	Toll Brothers, Inc. (a)	34,012
		203,224
	Insurance — 4.0%
332	American Financial Group, Inc. (a)	36,308
885	Fidelity National Financial, Inc. (a)	34,595
487	Principal Financial Group, Inc. (a)	32,960
776	Unum Group (a)	37,946
		141,809
	Leisure Products — 1.2%
744	Sturm Ruger & Co., Inc. (a)	41,180
	Machinery — 7.0%
308	AGCO Corp. (a)	35,315
501	Graco, Inc. (a)	37,249
175	IDEX Corp. (a)	33,497
377	ITT, Inc. (a)	35,193
1,021	Mueller Industries, Inc. (a)	38,502
144	Snap-on, Inc. (a)	37,143
647	Terex Corp. (a)	29,633
		246,532
	Marine Transportation — 1.1%
436	Matson, Inc. (a)	37,954
	Media — 2.0%
1,226	Interpublic Group of (The) Cos., Inc. (a)	34,819
485	Omnicom Group, Inc. (a)	36,331
		71,150
See Notes to Financial Statements

FT Cboe Vest SMID Rising Dividend Achievers Target Income ETF (SDVD)
Portfolio of Investments (Continued)
October 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Metals & Mining — 4.0%
153	Alpha Metallurgical Resources, Inc. (a)	$33,654
724	Commercial Metals Co. (a)	30,618
144	Reliance Steel & Aluminum Co. (a)	36,631
381	Steel Dynamics, Inc. (a)	40,580
		141,483
	Oil, Gas & Consumable Fuels — 9.4%
657	California Resources Corp. (a)	34,551
237	Chord Energy Corp. (a)	39,181
448	Civitas Resources, Inc. (a)	33,793
381	CONSOL Energy, Inc. (a)	35,010
903	EQT Corp. (a)	38,269
1,631	Magnolia Oil & Gas Corp., Class A (a)	36,616
612	Matador Resources Co. (a)	37,754
959	SM Energy Co. (a)	38,667
21	Texas Pacific Land Corp. (a)	38,765
		332,606
	Paper & Forest Products — 1.0%
648	Louisiana-Pacific Corp. (a)	33,229
	Personal Care Products — 1.9%
276	Inter Parfums, Inc. (a)	35,082
468	Medifast, Inc. (a)	32,367
		67,449
	Professional Services — 4.1%
1,015	Genpact Ltd. (a)	34,043
383	Insperity, Inc. (a)	40,537
2,494	Resources Connection, Inc. (a)	33,594
503	Robert Half, Inc. (a)	37,609
		145,783
	Real Estate Management & Development — 1.0%
1,203	Marcus & Millichap, Inc. (a)	34,526
	Semiconductors & Semiconductor Equipment — 3.8%
1,688	Amkor Technology, Inc. (a)	35,212
381	Skyworks Solutions, Inc. (a)	33,048
392	Teradyne, Inc. (a)	32,642
239	Universal Display Corp. (a)	33,264
		134,166
	Specialty Retail — 3.1%
517	Best Buy Co., Inc. (a)	34,546
1,119	Buckle (The), Inc. (a)	37,789
331	Dick’s Sporting Goods, Inc. (a)	35,400
		107,735
	Technology Hardware, Storage & Peripherals — 1.0%
483	NetApp, Inc. (a)	35,153
	Textiles, Apparel & Luxury Goods — 3.3%
521	Columbia Sportswear Co. (a)	38,450
1,396	Movado Group, Inc. (a)	38,892
1,186	Steven Madden Ltd. (a)	38,889
		116,231
See Notes to Financial Statements

FT Cboe Vest SMID Rising Dividend Achievers Target Income ETF (SDVD)
Portfolio of Investments (Continued)
October 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Trading Companies & Distributors — 2.1%
380	Boise Cascade Co. (a)	$35,625
107	Watsco, Inc. (a)	37,331
		72,956
	Total Investments — 98.5%	3,469,600
	(Cost $3,746,282)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
WRITTEN OPTIONS — (0.2)%
	Call Options Written — (0.2)%
(15)	Mini - Russell 2000 Index	$(249,342)	$162.50	11/03/23	(7,538)
	(Premiums received $4,369)
	Net Other Assets and Liabilities — 1.7%				60,240
	Net Assets — 100.0%				$3,522,302

(a)	All or a portion of this security is held as collateral for the options written. At October 31, 2023, the value of these securities amounts to $976,630.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 10/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$3,469,600	$3,469,600	$—	$—

LIABILITIES TABLE
	Total Value at 10/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(7,538)	$—	$(7,538)	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

FT Cboe Vest Technology Dividend Target Income ETF (TDVI)
Portfolio of Investments
October 31, 2023

Shares	Description	Value
COMMON STOCKS — 98.9%
	Communications Equipment — 6.0%
262	ADTRAN Holdings, Inc. (a)	$1,721
699	Cisco Systems, Inc. (a)	36,439
750	Juniper Networks, Inc. (a)	20,190
141	Motorola Solutions, Inc. (a)	39,263
1,541	Nokia OYJ, ADR (a)	5,101
65	Ubiquiti, Inc. (a)	7,894
		110,608
	Diversified Telecommunication Services — 7.1%
27	ATN International, Inc. (a)	836
946	BCE, Inc. (a)	35,125
201	Cogent Communications Holdings, Inc. (a)	13,061
863	Telefonica S.A., ADR (a)	3,305
140	Telkom Indonesia Persero Tbk PT, ADR (a)	3,080
2,282	TELUS Corp. (a)	36,786
1,145	Verizon Communications, Inc. (a)	40,224
		132,417
	Electronic Equipment, Instruments & Components — 5.4%
231	Amphenol Corp., Class A (a)	18,607
86	Avnet, Inc. (a)	3,984
4	Bel Fuse, Inc., Class B	217
38	Benchmark Electronics, Inc. (a)	920
59	CDW Corp. (a)	11,823
1,178	Corning, Inc. (a)	31,523
26	Methode Electronics, Inc. (a)	595
51	TD SYNNEX Corp. (a)	4,676
222	TE Connectivity Ltd. (a)	26,163
76	Vishay Intertechnology, Inc. (a)	1,690
		100,198
	Interactive Media & Services — 0.5%
56	Autohome, Inc., ADR	1,498
142	JOYY, Inc., ADR (a)	5,527
36	Shutterstock, Inc. (a)	1,464
		8,489
	IT Services — 10.5%
91	Amdocs Ltd. (a)	7,294
325	Cognizant Technology Solutions Corp., Class A (a)	20,953
21	Hackett Group (The), Inc. (a)	468
449	Infosys Ltd., ADR (a)	7,373
1,091	International Business Machines Corp. (a)	157,802
		193,890
	Media — 2.1%
8	Cable One, Inc. (a)	4,399
857	Comcast Corp., Class A (a)	35,385
		39,784
	Professional Services — 1.5%
38	Concentrix Corp. (a)	2,896
26	CSG Systems International, Inc. (a)	1,218
332	Dun & Bradstreet Holdings, Inc. (a)	2,908
See Notes to Financial Statements

FT Cboe Vest Technology Dividend Target Income ETF (TDVI)
Portfolio of Investments (Continued)
October 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Professional Services (Continued)
46	KBR, Inc. (a)	$2,675
84	Leidos Holdings, Inc. (a)	8,326
28	Science Applications International Corp. (a)	3,059
142	SS&C Technologies Holdings, Inc. (a)	7,136
		28,218
	Semiconductors & Semiconductor Equipment — 34.3%
100	Amkor Technology, Inc. (a)	2,086
366	Analog Devices, Inc. (a)	57,583
248	Applied Materials, Inc. (a)	32,823
33	ASML Holding N.V. (a)	19,761
174	Broadcom, Inc. (a)	146,398
58	KLA Corp. (a)	27,242
33	Kulicke & Soffa Industries, Inc. (a)	1,373
54	Lam Research Corp. (a)	31,764
375	Microchip Technology, Inc. (a)	26,734
297	Micron Technology, Inc. (a)	19,860
13	Monolithic Power Systems, Inc. (a)	5,743
192	NXP Semiconductors N.V. (a)	33,106
21	Power Integrations, Inc. (a)	1,456
700	QUALCOMM, Inc. (a)	76,293
150	Skyworks Solutions, Inc. (a)	13,011
954	Texas Instruments, Inc. (a)	135,477
430	United Microelectronics Corp., ADR (a)	3,062
16	Universal Display Corp. (a)	2,227
		635,999
	Software — 20.1%
47	A10 Networks, Inc. (a)	511
71	Adeia, Inc. (a)	599
31	Dolby Laboratories, Inc., Class A (a)	2,509
650	Gen Digital, Inc. (a)	10,829
34	InterDigital, Inc. (a)	2,558
66	Intuit, Inc. (a)	32,667
489	Microsoft Corp. (a)	165,336
270	Open Text Corp. (a)	9,018
31	Opera Ltd., ADR	359
1,245	Oracle Corp. (a)	128,733
21	Progress Software Corp. (a)	1,079
23	Roper Technologies, Inc. (a)	11,237
41	SAP SE, ADR	5,494
36	Sapiens International Corp. N.V. (a)	918
		371,847
	Technology Hardware, Storage & Peripherals — 7.0%
260	Dell Technologies, Inc., Class C (a)	17,397
1,503	Hewlett Packard Enterprise Co. (a)	23,116
1,418	HP, Inc. (a)	37,336
92	Logitech International S.A. (a)	7,234
224	NetApp, Inc. (a)	16,303
See Notes to Financial Statements

FT Cboe Vest Technology Dividend Target Income ETF (TDVI)
Portfolio of Investments (Continued)
October 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Technology Hardware, Storage & Peripherals (Continued)
338	Seagate Technology Holdings PLC (a)	$23,068
407	Xerox Holdings Corp. (a)	5,226
		129,680
	Wireless Telecommunication Services — 4.4%
667	America Movil SAB de C.V., ADR (a)	11,072
985	Rogers Communications, Inc., Class B (a)	36,504
282	Telephone and Data Systems, Inc.	5,130
3,145	Vodafone Group PLC, ADR	29,060
		81,766
	Total Investments — 98.9%	1,832,896
	(Cost $1,978,616)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
WRITTEN OPTIONS — (0.2)%
	Call Options Written — (0.2)%
(4)	S&P 500® Mini Index	$(2,812)	$411.00	11/03/23	(2,812)
	(Premiums received $1,829)
	Net Other Assets and Liabilities — 1.3%				23,599
	Net Assets — 100.0%				$1,853,683

(a)	All or a portion of this security is held as collateral for the options written. At October 31, 2023, the value of these securities amounts to $988,184.

Abbreviations throughout the Portfolio of Investments:
ADR	– American Depositary Receipt

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 10/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$1,832,896	$1,832,896	$—	$—

LIABILITIES TABLE
	Total Value at 10/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(2,812)	$(2,812)	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Exchange-Traded Fund IV
Statements of Assets and Liabilities
October 31, 2023

	FT Cboe Vest Rising Dividend Achievers Target Income ETF (RDVI)	FT Cboe Vest SMID Rising Dividend Achievers Target Income ETF (SDVD)	FT Cboe Vest Technology Dividend Target Income ETF (TDVI)
ASSETS:
Investments, at value	$474,738,856	$3,469,600	$1,832,896
Cash	34,606	30,335	7,254
Cash segregated as collateral for open written options contracts	1,932,965	30,675	15,635
Receivables:
Dividends	728,907	1,495	1,894
Investment securities sold	—	133,591	—
Reclaims	—	—	22
Total Assets	477,435,334	3,665,696	1,857,701

LIABILITIES:
Options contracts written, at value	1,096,800	7,538	2,812
Payables:
Investment advisory fees	293,391	2,062	1,206
Investment securities purchased	—	133,794	—
Total Liabilities	1,390,191	143,394	4,018
NET ASSETS	$476,045,143	$3,522,302	$1,853,683

NET ASSETS consist of:
Paid-in capital	$514,116,639	$3,841,043	$2,006,589
Par value	236,000	2,000	1,000
Accumulated distributable earnings (loss)	(38,307,496)	(320,741)	(153,906)
NET ASSETS	$476,045,143	$3,522,302	$1,853,683
NET ASSET VALUE, per share	$20.17	$17.61	$18.54
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	23,600,002	200,002	100,002
Investments, at cost	$510,462,372	$3,746,282	$1,978,616
Premiums received on options contracts written	$555,381	$4,369	$1,829
See Notes to Financial Statements

First Trust Exchange-Traded Fund IV
Statements of Operations
For the Period Ended October 31, 2023

	FT Cboe Vest Rising Dividend Achievers Target Income ETF (RDVI)	FT Cboe Vest SMID Rising Dividend Achievers Target Income ETF (SDVD) (a)	FT Cboe Vest Technology Dividend Target Income ETF (TDVI) (a)
INVESTMENT INCOME:
Dividends	$5,062,868	$14,531	$12,266
Foreign withholding tax	(10,956)	(58)	(386)
Total investment income	5,051,912	14,473	11,880

EXPENSES:
Investment advisory fees	1,341,576	4,829	3,318
Total expenses	1,341,576	4,829	3,318
NET INVESTMENT INCOME (LOSS)	3,710,336	9,644	8,562

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	8,743,596	(32,732)	(9,481)
In-kind redemptions	4,742,235	30,958	32,461
Written options contracts	2,063,381	26,307	13,823
Net realized gain (loss)	15,549,212	24,533	36,803
Net change in unrealized appreciation (depreciation) on:
Investments	(35,790,703)	(276,682)	(145,720)
Written options contracts	(542,649)	(3,169)	(983)
Net change in unrealized appreciation (depreciation)	(36,333,352)	(279,851)	(146,703)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(20,784,140)	(255,318)	(109,900)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(17,073,804)	$(245,674)	$(101,338)

(a)	Inception date is August 9, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
See Notes to Financial Statements

First Trust Exchange-Traded Fund IV
Statements of Changes in Net Assets

	FT Cboe Vest Rising Dividend Achievers Target Income ETF (RDVI)		FT Cboe Vest SMID Rising Dividend Achievers Target Income ETF (SDVD)	FT Cboe Vest Technology Dividend Target Income ETF (TDVI)
	Year Ended 10/31/2023	Period Ended 10/31/2022 (a)	Period Ended 10/31/2023 (b)	Period Ended 10/31/2023 (b)
OPERATIONS:
Net investment income (loss)	$3,710,336	$495	$9,644	$8,562
Net realized gain (loss)	15,549,212	(2,919)	24,533	36,803
Net change in unrealized appreciation (depreciation)	(36,333,352)	68,417	(279,851)	(146,703)
Net increase (decrease) in net assets resulting from operations	(17,073,804)	65,993	(245,674)	(101,338)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(17,008,009)	—	(57,001)	(36,491)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	537,364,570	2,055,338	4,782,429	2,982,915
Cost of shares redeemed	(29,358,945)	—	(957,452)	(991,403)
Net increase (decrease) in net assets resulting from shareholder transactions	508,005,625	2,055,338	3,824,977	1,991,512
Total increase (decrease) in net assets	473,923,812	2,121,331	3,522,302	1,853,683

NET ASSETS:
Beginning of period	2,121,331	—	—	—
End of period	$476,045,143	$2,121,331	$3,522,302	$1,853,683

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	100,002	—	—	—
Shares sold	24,850,000	100,002	250,002	150,002
Shares redeemed	(1,350,000)	—	(50,000)	(50,000)
Shares outstanding, end of period	23,600,002	100,002	200,002	100,002

(a)	Inception date is October 19, 2022, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Inception date is August 9, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
See Notes to Financial Statements

First Trust Exchange-Traded Fund IV
Financial Highlights
For a share outstanding throughout each period
FT Cboe Vest Rising Dividend Achievers Target Income ETF (RDVI)

	Year Ended 10/31/2023	Period Ended 10/31/2022 (a)

Net asset value, beginning of period	$21.21	$19.79
Income from investment operations:
Net investment income (loss)	0.44 (b)	0.00 (c)
Net realized and unrealized gain (loss)	0.47 (d)	1.42
Total from investment operations	0.91	1.42
Distributions paid to shareholders from:
Net investment income	(0.47)	—
Net realized gain	(1.48)	—
Total distributions	(1.95)	—
Net asset value, end of period	$20.17	$21.21
Total return (e)	4.02%	7.18%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$476,045	$2,121
Ratio of total expenses to average net assets	0.75%	0.75% (f)
Ratio of net investment income (loss) to average net assets	2.07%	1.47% (f)
Portfolio turnover rate (g)	86%	0%

(a)	Inception date is October 19, 2022, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $0.01.
(d)
Realized and unrealized gains (losses) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(e)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(f)	Annualized.
(g)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund IV
Financial Highlights (Continued)
For a share outstanding throughout the period
FT Cboe Vest SMID Rising Dividend Achievers Target Income ETF (SDVD)

Period Ended 10/31/2023 (a)

Net asset value, beginning of period	$19.88
Income from investment operations:
Net investment income (loss) (b)	0.07
Net realized and unrealized gain (loss)	(1.96)
Total from investment operations	(1.89)
Distributions paid to shareholders from:
Net investment income	(0.14)
Net realized gain	(0.24)
Total distributions	(0.38)
Net asset value, end of period	$17.61
Total return (c)	(9.56)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$3,522
Ratio of total expenses to average net assets	0.85% (d)
Ratio of net investment income (loss) to average net assets	1.70% (d)
Portfolio turnover rate (e)	29%

(a)	Inception date is August 9, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund IV
Financial Highlights (Continued)
For a share outstanding throughout the period
FT Cboe Vest Technology Dividend Target Income ETF (TDVI)

Period Ended 10/31/2023 (a)

Net asset value, beginning of period	$19.78
Income from investment operations:
Net investment income (loss) (b)	0.09
Net realized and unrealized gain (loss)	(0.97)
Total from investment operations	(0.88)
Distributions paid to shareholders from:
Net investment income	(0.25)
Net realized gain	(0.11)
Total distributions	(0.36)
Net asset value, end of period	$18.54
Total return (c)	(4.45)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,854
Ratio of total expenses to average net assets	0.75% (d)
Ratio of net investment income (loss) to average net assets	1.94% (d)
Portfolio turnover rate (e)	27%

(a)	Inception date is August 9, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund IV
October 31, 2023
1. Organization
First Trust Exchange-Traded Fund IV (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of eighteen funds that are offering shares. This report covers the three funds (each a “Fund” and collectively, the “Funds”) listed below, each a non-diversified series of the Trust. The shares of each Fund are listed and traded on the Cboe BZX Exchange, Inc.

FT Cboe Vest Rising Dividend Achievers Target Income ETF – RDVI
FT Cboe Vest SMID Rising Dividend Achievers Target Income ETF – SDVD(1)
FT Cboe Vest Technology Dividend Target Income ETF – TDVI(1)

(1)	Inception date is August 9, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
Each Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
Each Fund is an actively managed exchange-traded fund.
RDVI’s investment objective seeks to provide investors with current income with a secondary objective of providing capital appreciation. Under normal market conditions, the Fund will pursue its investment objectives by investing primarily in U.S. exchange-traded equity securities contained in the Nasdaq US Rising Dividend AchieversTM Index and by utilizing an “option strategy” consisting of writing (selling) U.S. exchange-traded call options on the S&P 500® Index or exchange-traded funds (“ETFs”) that track the S&P 500® Index. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in dividend-paying securities and/or investments that provide exposure to dividend-paying securities.
SDVD’s investment objective seeks to provide investors with current income with a secondary objective of providing capital appreciation. Under normal market conditions, the Fund will pursue its investment objectives by investing primarily in U.S. exchange-traded equity securities contained in the Nasdaq US Small-Mid Cap Rising Dividend AchieverTM Index and by utilizing an “option strategy” consisting of writing (selling) U.S. exchange-traded call options on the Russell 2000® Index or ETFs that track the Russell 2000® Index. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in dividend-paying securities and/or investments that provide exposure to dividend-paying securities of small- and/or mid-capitalization companies.
TDVI’s investment objective seeks to provide investors with current income with a secondary objective of providing capital appreciation. Under normal market conditions, the Fund will pursue its investment objectives by investing primarily in U.S. exchange-traded equity securities contained in the Nasdaq Technology Dividend Index and by utilizing an “option strategy” consisting of writing (selling) U.S. exchange-traded call options on the Nasdaq-100® Index or the S&P 500® Index, or ETFs that track the Nasdaq-100® Index or the S&P 500® Index. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in dividend-paying securities and/or investments that provide exposure to dividend-paying securities of technology companies (i.e., securities classified under the Technology Industry or Telecommunications Industry as defined by the Industry Classification Benchmark (ICB)).
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2023
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq, Inc. (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are valued at the mean of their most recent bid and ask price, if both are available. Options contracts traded in the over-the-counter market may be valued as follows, depending on the market in which the investment trades: (1) the mean of the most recent bid and ask price, if available; or (2) a price based on the equivalent exchange-traded option.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2023
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of October 31, 2023, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date.
Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.
C. Options Contracts
Each Fund is subject to equity price risk in the normal course of pursuing their investment objectives. RDVI will utilize an “option strategy” consisting of writing (selling) U.S. exchanged-traded call options on the S&P 500® Index or exchange-traded funds that track the S&P 500® Index. SDVD will utilize an “option strategy” consisting of writing (selling) U.S. exchanged-traded call options on the Russell 2000® Index or exchange-traded funds that track the Russell 2000® Index. TDVI will utilize an “option strategy” consisting of writing (selling) U.S. exchanged-traded call options on the Nasdaq-100® Index and/or the S&P 500® Index, or exchange-traded funds that track the Nasdaq-100® Index or the S&P 500® Index. A written (sold) call option gives the seller the obligation to sell shares of the underlying asset at a specified price (“strike price”) at a specified date (“expiration date”). The writer (seller) of the call option receives an amount (premium) for writing (selling) the option. In the event the underlying asset appreciates above the strike price as of the expiration date, the writer (seller) of the call option will have to pay the difference between the value of the underlying asset and the strike price (which loss is offset by the premium initially received), and in the event the underlying asset declines in value, the call option may end up worthless and the writer (seller) of the call option retains the premium.
When a Fund writes (sells) an option, an amount equal to the premium received by a Fund is included in “Options contracts written, at value” on the Statements of Assets and Liabilities. Options are marked-to-market daily and their value is affected by changes in the value of the underlying security, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying securities, and the remaining time to the option’s expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or the trading volume diminishes. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. Any gain or loss on written options would be included in “Net realized gain (loss) on written options contracts” on the Statements of Operations. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2023
D. Dividends and Distributions to Shareholders
Dividends from net investment income of each Fund, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually. Each Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by each Fund during the fiscal period ended October 31, 2023 was as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
FT Cboe Vest Rising Dividend Achievers Target Income ETF	$16,096,582	$911,427	$—
FT Cboe Vest SMID Rising Dividend Achievers Target Income ETF	43,118	13,883	—
FT Cboe Vest Technology Dividend Target Income ETF	28,787	7,704	—
There were no distributions paid during the fiscal period ended October 31, 2022.
As of October 31, 2023, the components of distributable earnings on a tax basis for each Fund were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
FT Cboe Vest Rising Dividend Achievers Target Income ETF	$—	$—	$(38,307,496)
FT Cboe Vest SMID Rising Dividend Achievers Target Income ETF	—	—	(320,741)
FT Cboe Vest Technology Dividend Target Income ETF	—	—	(153,906)
E. Income Taxes
Each Fund intends to qualify or continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. For RDVI, the taxable periods ended 2022 and 2023 remain open to federal and state audit. For SDVD and TDVI, the taxable period ended 2023 remains open to federal and state audit. As of October 31, 2023, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2023, for federal income tax purposes, the Funds had no capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2023
During the taxable year ended October 31, 2023, the following Fund utilized capital loss carryforwards in the following amount:

Capital Loss Utilized
FT Cboe Vest Rising Dividend Achievers Target Income ETF	$1,689
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal period ended October 31, 2023, the adjustments for each Fund were as follows:

	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
FT Cboe Vest Rising Dividend Achievers Target Income ETF	$381,053	$(4,672,729)	$4,291,676
FT Cboe Vest SMID Rising Dividend Achievers Target Income ETF	11,567	(29,633)	18,066
FT Cboe Vest Technology Dividend Target Income ETF	16,385	(32,462)	16,077
As of October 31, 2023, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
FT Cboe Vest Rising Dividend Achievers Target Income ETF	$511,949,552	$4,084,086	$(42,391,582)	$(38,307,496)
FT Cboe Vest SMID Rising Dividend Achievers Target Income ETF	3,782,803	15,259	(336,000)	(320,741)
FT Cboe Vest Technology Dividend Target Income ETF	1,983,990	5,845	(159,751)	(153,906)
F. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
First Trust is responsible for the expenses of each Fund including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services and license fees (if any), but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The annual unitary management fee payable by each Fund to First Trust for these services will be reduced at certain levels of the Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedules:

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2023
Breakpoints	RDVI	TDVI
Fund net assets up to and including $2.5 billion	0.75000%	0.75000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.73125%	0.73125%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.71250%	0.71250%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.69375%	0.69375%
Fund net assets greater than $10 billion	0.67500%	0.67500%

Breakpoints	SDVD
Fund net assets up to and including $2.5 billion	0.85000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.82875%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.80750%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.78625%
Fund net assets greater than $10 billion up to and including $15 billion	0.76500%
Fund net assets greater than $15 billion	0.72250%
Cboe VestSM Financial LLC (“Cboe Vest”), an affiliate of First Trust, serves as the Fund’s sub-advisor and manages each Fund’s portfolio subject to First Trust’s supervision. Pursuant to the Investment Management Agreement, between the Trust, on behalf of the Funds, and the Advisor, and the Investment Sub-Advisory Agreement among the Trust, on behalf of the Funds, the Advisor and Cboe Vest, First Trust will supervise Cboe Vest and its management of the investment of each Fund’s assets and will pay Cboe Vest for its services as the Funds’ sub-advisor. Cboe Vest receives a sub-advisory fee equal to 0.20% of the average daily net assets of each Fund. Cboe Vest’s fee is paid by the Advisor out of its management fee.
The Trust has multiple service agreements with The Bank of New York Mellon (“BNYM”). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund’s assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal period ended October 31, 2023, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
FT Cboe Vest Rising Dividend Achievers Target Income ETF	$157,593,247	$161,462,496
FT Cboe Vest SMID Rising Dividend Achievers Target Income ETF	740,846	1,043,857
FT Cboe Vest Technology Dividend Target Income ETF	529,739	631,506
For the fiscal period ended October 31, 2023, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

	Purchases	Sales
FT Cboe Vest Rising Dividend Achievers Target Income ETF	$525,859,952	$28,200,660
FT Cboe Vest SMID Rising Dividend Achievers Target Income ETF	4,752,580	701,153
FT Cboe Vest Technology Dividend Target Income ETF	2,976,247	918,861

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2023
5. Derivative Transactions
The following table presents the types of derivatives held by each Fund at October 31, 2023, the primary underlying risk exposure and the location of these instruments as presented on the Statements of Assets and Liabilities.

		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
RDVI
Options contracts	Equity Risk	Options contracts purchased, at value	$—	Options contracts written, at value	$1,096,800
SDVD
Options contracts	Equity Risk	Options contracts purchased, at value	—	Options contracts written, at value	7,538
TDVI
Options contracts	Equity Risk	Options contracts purchased, at value	—	Options contracts written, at value	2,812
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal period ended October 31, 2023, on each Fund’s derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

Statements of Operations Location	RDVI	SDVD	TDVI
Equity Risk Exposure
Net realized gain (loss) on written options contracts	$2,063,381	$26,307	$13,823
Net change in unrealized appreciation (depreciation) on written options contracts	(542,649)	(3,169)	(983)
The Funds do not have the right to offset financial assets and financial liabilities related to options contracts on the Statements of Assets and Liabilities.
The following table presents the premiums for purchased options contracts opened, premiums for purchased options contracts closed, exercised and expired, premiums for written options contracts opened, and premiums for written options contracts closed, exercised and expired, for the fiscal period ended October 31, 2023, on each Fund’s options contracts.

	Premiums for purchased options contracts opened	Premiums for purchased options contracts closed, exercised and expired	Premiums for written options contracts opened	Premiums for written options contracts closed, exercised and expired
RDVI	$—	$—	$(12,196,874)	$11,645,069
SDVD	—	—	(38,044)	33,675
TDVI	—	—	(26,335)	24,506
6. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2023
of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before October 18, 2024 for RDVI and August 4, 2025 for SDVD and TVDI.
8. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund IV:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of FT Cboe Vest Rising Dividend Achievers Target Income ETF, FT Cboe Vest SMID Rising Dividend Achievers Target Income ETF, and FT Cboe Vest Technology Dividend Target Income ETF (the “Funds”), each a series of the First Trust Exchange-Traded Fund IV, including the portfolios of investments, as of October 31, 2023, and the related statements of operations, changes in net assets, and the financial highlights for the periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2023, and the results of their operations, the changes in their net assets, and the financial highlights for the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds Included in the Trust	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
FT Cboe Vest Rising Dividend Achievers Target Income ETF	For the year ended October 31, 2023	For the year ended October 31, 2023, and for the period from October 19, 2022 (commencement of investment operations) through October 31, 2022
FT Cboe Vest SMID Rising Dividend Achievers Target Income ETF	For the period from August 9, 2023 (commencement of investment operations) through October 31, 2023
FT Cboe Vest Technology Dividend Target Income ETF
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
December 20, 2023
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Exchange-Traded Fund IV
October 31, 2023 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable period ended October 31, 2023, the following percentages of income dividend paid by the Funds qualify for the dividends received deduction available to corporations:

Dividends Received Deduction
FT Cboe Vest Rising Dividend Achievers Target Income ETF	21.26%
FT Cboe Vest SMID Rising Dividend Achievers Target Income ETF	19.71%
FT Cboe Vest Technology Dividend Target Income ETF	21.46%
For the taxable period ended October 31, 2023, the following percentages of income dividend paid by the Funds are hereby designated as qualified dividend income:

Qualified Dividend Income
FT Cboe Vest Rising Dividend Achievers Target Income ETF	20.15%
FT Cboe Vest SMID Rising Dividend Achievers Target Income ETF	11.78%
FT Cboe Vest Technology Dividend Target Income ETF	16.94%
Long-term capital gain distributions designated by the Funds are taxable at the applicable capital gain tax rates for federal income tax purposes. For the fiscal period ended October 31, 2023, the below Funds designated long-term capital gain distributions in the following amounts.

Long-Term Capital Gain Distribution
FT Cboe Vest Rising Dividend Achievers Target Income ETF	$911,427
FT Cboe Vest SMID Rising Dividend Achievers Target Income ETF	13,883
FT Cboe Vest Technology Dividend Target Income ETF	7,704
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and

Additional Information (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2023 (Unaudited)
read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an

Additional Information (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2023 (Unaudited)
ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the

Additional Information (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2023 (Unaudited)
United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the U.S. has resumed “reasonably” normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund’s shares and result in increased market volatility. During any such events, a fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund’s shares may widen.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
Preferred Securities Risk. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.
Valuation Risk. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions (sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots. If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.
NOT FDIC INSURED  NOT BANK GUARANTEED  MAY LOSE VALUE
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Approval of the Investment Management Agreement and Sub-Advisory Agreements
FT Cboe Vest SMID Rising Dividend Achievers Target Income ETF
The Board of Trustees of First Trust Exchange-Traded Fund IV (the “Trust”), including the Independent Trustees, approved the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”), on behalf of FT

Additional Information (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2023 (Unaudited)
Cboe Vest SMID Rising Dividend Achievers Target Income ETF (the “Fund”), and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, on behalf of the Fund, the Advisor and Cboe Vest Financial LLC (the “Sub-Advisor”), for an initial two-year term at a meeting held on June 5, 2023.  The Board determined that the Agreements are in the best interests of the Fund in light of the nature, extent and quality of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements.  To assist the Board in its evaluation of the Agreements for the Fund, the Independent Trustees received a separate report from each of the Advisor and the Sub-Advisor in advance of the Board meeting responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined:  the services to be provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the proposed unitary fee rate schedule payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other exchange-traded funds (“ETFs”) managed by the Advisor; the proposed sub-advisory fee as compared to fees charged to other clients of the Sub-Advisor; the estimated expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; the nature of expenses to be incurred in providing services to the Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliates, First Trust Portfolios L.P. (“FTP”) and First Trust Capital Partners, LLC (“FTCP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs.  The Independent Trustees and their counsel also met separately to discuss the information provided by the Advisor and the Sub-Advisor.  The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor are reasonable business arrangements from the Fund’s perspective.
In evaluating whether to approve the Agreements for the Fund, the Board considered the nature, extent and quality of the services to be provided by the Advisor and the Sub-Advisor under the Agreements.  With respect to the Advisory Agreement, the Board considered that the Advisor will be responsible for the overall management and administration of the Fund and reviewed all of the services to be provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services.  The Board considered that the Fund will be an actively-managed ETF and will employ an advisor/sub-advisor management structure and considered that the Advisor manages other ETFs with a similar structure in the First Trust Fund Complex.  The Board noted that the Advisor will oversee the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review.  In reviewing the services to be provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objectives, policies and restrictions.  The Board noted that employees of the Advisor provide management services to other ETFs and to other funds in the First Trust Fund Complex with diligence and care.  With respect to the Sub-Advisory Agreement, in addition to the written materials provided by the Sub-Advisor, at the June 5, 2023 meeting, the Board also received a presentation from representatives of the Sub-Advisor discussing the services that the Sub-Advisor will provide to the Fund, and the Trustees were able to ask questions about the proposed strategy for the Fund.  The Board noted the background and experience of the Sub-Advisor’s portfolio management team and the Sub-Advisor’s investment style.  The Board also noted that the Sub-Advisor manages other target income ETFs with strategies similar to that of the Fund in the First Trust Fund Complex.  Because the Fund had yet to commence investment operations, the Board could not consider the historical investment performance of the Fund.  In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services to be provided to the Fund by the Advisor and the Sub-Advisor under the Agreements are expected to be satisfactory.
The Board considered the proposed unitary fee rate schedule payable by the Fund under the Advisory Agreement for the services to be provided.  The Board noted that, under the unitary fee arrangement, the Fund would pay the Advisor a unitary fee starting at an annual rate of 0.85% of its average daily net assets, subject to a breakpoint schedule pursuant to which the unitary fee rate would be reduced as assets of the Fund meet certain thresholds.  The Board considered that, from the unitary fee for the Fund, the Advisor would pay the Sub-Advisor a sub-advisory fee equal to an annual rate of 0.20% of the Fund’s average daily net assets.  The Board noted that the Advisor would be responsible for the Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement

Additional Information (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2023 (Unaudited)
and interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any.  The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETF) and non-fund clients, as applicable.  Because the Fund will pay a unitary fee, the Board determined that expense ratios were the most relevant comparative data point.  Based on the information provided, the Board noted that the total (net) expense ratio for the Fund was below the median total (net) expense ratio of the peer funds in the Expense Group.  With respect to the Expense Group, the Board discussed with representatives of the Advisor how the Expense Group was assembled and how the Fund compared and differed from the peer funds.  The Board took this information into account in considering the peer data.  With respect to fees charged to other clients, the Board considered the Advisor’s statement that the Fund will be unique to the market and the First Trust Fund Complex but will be most similar to two other ETFs in the First Trust Fund Complex that are managed by the Advisor and sub-advised by the Sub-Advisor and employ options-based strategies, each of which has a unitary fee rate schedule starting at an annual rate of 0.85% of its average daily net assets.  In light of the information considered and the nature, extent and quality of the services expected to be provided to the Fund under the Agreements, the Board determined that the proposed unitary fee, including the sub-advisory fee to be paid by the Advisor to the Sub-Advisor from the unitary fee, was fair and reasonable.
The Board considered whether there are any potential economies of scale to be achieved in connection with the Advisor providing investment advisory services to the Fund and whether the Fund may benefit from any economies of scale.  The Board noted that the proposed unitary fee rate schedule for the Fund includes breakpoints pursuant to which the unitary fee rate would be reduced as assets of the Fund meet certain thresholds.  The Board considered that the Advisor has continued to build infrastructure and add new staff to improve the services to the funds in the First Trust Fund Complex.  The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Fund generally would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Fund.  The Board concluded that the proposed unitary fee rate schedule for the Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at reasonably foreseeable future asset levels.  The Board considered that the Sub-Advisor would be paid by the Advisor from the Fund’s unitary fee and its understanding that the sub-advisory fee for the Fund was the product of an arm’s length negotiation.  The Board took into consideration the types of costs to be borne by the Advisor in connection with its services to be performed for the Fund under the Advisory Agreement.  The Board considered the Advisor’s estimate of the asset level for the Fund at which the Advisor expects the Advisory Agreement to be profitable to the Advisor and the Advisor’s estimate of the profitability of the Advisory Agreement if the Fund’s assets reach $100 million.  The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s estimated profitability level for the Fund was not unreasonable.  The Board reviewed financial information provided by the Sub-Advisor, but did not review any potential profitability of the Sub-Advisory Agreement to the Sub-Advisor.  The Board concluded that the profitability analysis for the Advisor was more relevant.  In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund.  The Board noted that FTCP has a controlling ownership interest in the Sub-Advisor’s parent company and considered potential indirect benefits to the Advisor from such ownership interest.  The Board also considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP.  The Board also considered the potential indirect benefits to the Sub-Advisor from FTCP’s controlling ownership interest in the Sub-Advisor’s parent company.  The Board noted the Sub-Advisor’s statements that it does not foresee any indirect benefits from its relationship with the Fund and that, as a policy, it does not enter into soft-dollar arrangements for the procurement of research services in connection with client securities transactions.  The Board concluded that the character and amount of potential indirect benefits to the Advisor and the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreements are fair and reasonable and that the approval of the Agreements is in the best interests of the Fund.  No single factor was determinative in the Board’s analysis.
FT Cboe Vest Technology Dividend Target Income ETF
The Board of Trustees of First Trust Exchange-Traded Fund IV (the “Trust”), including the Independent Trustees, approved the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”), on behalf of FT Cboe Vest Technology Dividend Target Income ETF (the “Fund”), and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, on behalf of the Fund, the Advisor and Cboe Vest Financial LLC (the “Sub-Advisor”), for an initial two-year term at a meeting held on June 5, 2023.  The Board determined

Additional Information (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2023 (Unaudited)
that the Agreements are in the best interests of the Fund in light of the nature, extent and quality of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements.  To assist the Board in its evaluation of the Agreements for the Fund, the Independent Trustees received a separate report from each of the Advisor and the Sub-Advisor in advance of the Board meeting responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined:  the services to be provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the proposed unitary fee rate schedule payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other exchange-traded funds (“ETFs”) managed by the Advisor; the proposed sub-advisory fee as compared to fees charged to other clients of the Sub-Advisor; the estimated expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; the nature of expenses to be incurred in providing services to the Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliates, First Trust Portfolios L.P. (“FTP”) and First Trust Capital Partners, LLC (“FTCP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs.  The Independent Trustees and their counsel also met separately to discuss the information provided by the Advisor and the Sub-Advisor.  The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor are reasonable business arrangements from the Fund’s perspective.
In evaluating whether to approve the Agreements for the Fund, the Board considered the nature, extent and quality of the services to be provided by the Advisor and the Sub-Advisor under the Agreements.  With respect to the Advisory Agreement, the Board considered that the Advisor will be responsible for the overall management and administration of the Fund and reviewed all of the services to be provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services.  The Board considered that the Fund will be an actively-managed ETF and will employ an advisor/sub-advisor management structure and considered that the Advisor manages other ETFs with a similar structure in the First Trust Fund Complex.  The Board noted that the Advisor will oversee the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review.  In reviewing the services to be provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objectives, policies and restrictions.  The Board noted that employees of the Advisor provide management services to other ETFs and to other funds in the First Trust Fund Complex with diligence and care.  With respect to the Sub-Advisory Agreement, in addition to the written materials provided by the Sub-Advisor, at the June 5, 2023 meeting, the Board also received a presentation from representatives of the Sub-Advisor discussing the services that the Sub-Advisor will provide to the Fund, and the Trustees were able to ask questions about the proposed strategy for the Fund.  The Board noted the background and experience of the Sub-Advisor’s portfolio management team and the Sub-Advisor’s investment style.  The Board also noted that the Sub-Advisor manages other target income ETFs with strategies similar to that of the Fund in the First Trust Fund Complex.  Because the Fund had yet to commence investment operations, the Board could not consider the historical investment performance of the Fund.  In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services to be provided to the Fund by the Advisor and the Sub-Advisor under the Agreements are expected to be satisfactory.
The Board considered the proposed unitary fee rate schedule payable by the Fund under the Advisory Agreement for the services to be provided.  The Board noted that, under the unitary fee arrangement, the Fund would pay the Advisor a unitary fee starting at an annual rate of 0.75% of its average daily net assets, subject to a breakpoint schedule pursuant to which the unitary fee rate would be reduced as assets of the Fund meet certain thresholds.  The Board considered that, from the unitary fee for the Fund, the Advisor would pay the Sub-Advisor a sub-advisory fee equal to an annual rate of 0.20% of the Fund’s average daily net assets.  The Board noted that the Advisor would be responsible for the Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any.  The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as

Additional Information (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2023 (Unaudited)
advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETF) and non-fund clients, as applicable.  Because the Fund will pay a unitary fee, the Board determined that expense ratios were the most relevant comparative data point.  Based on the information provided, the Board noted that the total (net) expense ratio for the Fund was below the median total (net) expense ratio of the peer funds in the Expense Group.  With respect to the Expense Group, the Board discussed with representatives of the Advisor how the Expense Group was assembled and how the Fund compared and differed from the peer funds.  The Board took this information into account in considering the peer data.  With respect to fees charged to other clients, the Board considered the Advisor’s statement that the Fund will be unique to the market and the First Trust Fund Complex but will be most similar to two other ETFs in the First Trust Fund Complex that are managed by the Advisor and sub-advised by the Sub-Advisor and employ options-based strategies, each of which has a unitary fee rate schedule starting at an annual rate of 0.85% of its average daily net assets.  In light of the information considered and the nature, extent and quality of the services expected to be provided to the Fund under the Agreements, the Board determined that the proposed unitary fee, including the sub-advisory fee to be paid by the Advisor to the Sub-Advisor from the unitary fee, was fair and reasonable.
The Board considered whether there are any potential economies of scale to be achieved in connection with the Advisor providing investment advisory services to the Fund and whether the Fund may benefit from any economies of scale.  The Board noted that the proposed unitary fee rate schedule for the Fund includes breakpoints pursuant to which the unitary fee rate would be reduced as assets of the Fund meet certain thresholds.  The Board considered that the Advisor has continued to build infrastructure and add new staff to improve the services to the funds in the First Trust Fund Complex.  The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Fund generally would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Fund.  The Board concluded that the proposed unitary fee rate schedule for the Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at reasonably foreseeable future asset levels.  The Board considered that the Sub-Advisor would be paid by the Advisor from the Fund’s unitary fee and its understanding that the sub-advisory fee for the Fund was the product of an arm’s length negotiation.  The Board took into consideration the types of costs to be borne by the Advisor in connection with its services to be performed for the Fund under the Advisory Agreement.  The Board considered the Advisor’s estimate of the asset level for the Fund at which the Advisor expects the Advisory Agreement to be profitable to the Advisor and the Advisor’s estimate of the profitability of the Advisory Agreement if the Fund’s assets reach $100 million.  The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s estimated profitability level for the Fund was not unreasonable.  The Board reviewed financial information provided by the Sub-Advisor, but did not review any potential profitability of the Sub-Advisory Agreement to the Sub-Advisor.  The Board concluded that the profitability analysis for the Advisor was more relevant.  In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund.  The Board noted that FTCP has a controlling ownership interest in the Sub-Advisor’s parent company and considered potential indirect benefits to the Advisor from such ownership interest.  The Board also considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP.  The Board also considered the potential indirect benefits to the Sub-Advisor from FTCP’s controlling ownership interest in the Sub-Advisor’s parent company.  The Board noted the Sub-Advisor’s statements that it does not foresee any indirect benefits from its relationship with the Fund and that, as a policy, it does not enter into soft-dollar arrangements for the procurement of research services in connection with client securities transactions.  The Board concluded that the character and amount of potential indirect benefits to the Advisor and the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreements are fair and reasonable and that the approval of the Agreements is in the best interests of the Fund.  No single factor was determinative in the Board’s analysis.

Board of Trustees and Officers
First Trust Exchange-Traded Fund IV
October 31, 2023 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.

Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Retired; Physician, Edward-Elmhurst Medical Group (2021 to September 2023); Physician and Officer, Wheaton Orthopedics (1990 to 2021)	254	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	Retired; President, ADM Investors Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	254
Director, National Futures
Association and ADMIS
Singapore Ltd.; Formerly,
Director of ADM Investor
Services, Inc., ADM Investor
Services International,
ADMIS Hong Kong Ltd., and
Futures Industry Association

Denise M. Keefe, Trustee (1964)	• Indefinite Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	254
Director and Board Chair of
Advocate Home Health
Services, Advocate Home
Care Products and Advocate
Hospice; Director and Board
Chair of Aurora At Home
(since 2018); Director of
Advocate Physician Partners
Accountable Care
Organization; Director of
RML Long Term Acute Care
Hospitals; Director of Senior
Helpers (since 2021); and
Director of MobileHelp
(since 2022)

Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	254	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	254	None
Bronwyn Wright, Trustee (1971)	• Indefinite Term • Since 2023	Independent Director to a number of Irish collective investment funds (2009 to Present); Various roles at international affiliates of Citibank (1994 to 2009), including Managing Director, Citibank Europe plc and Head of Securities and Fund Services, Citi Ireland (2007 to 2009)	229	None

Board of Trustees and Officers (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2023 (Unaudited)
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INTERESTED TRUSTEE
James A. Bowen(1), Trustee, Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P., Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	254	None

Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since 2016
Managing Director and Chief Financial Officer, First Trust
Advisors L.P. and First Trust Portfolios L.P.; Chief Financial
Officer, BondWave LLC (Software Development Company) and
Stonebridge Advisors LLC (Investment Advisor)

Derek D. Maltbie (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2023
Senior Vice President, First Trust Advisors L.P. and First Trust
Portfolios L.P., July 2021 to Present. Previously, Vice President,
First Trust Advisors L.P. and First Trust Portfolios L.P., 2014 -
2021.

W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.

(1)
Mr. Bowen is deemed an “interested person” of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.
(2)
The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Exchange-Traded Fund IV
October 31, 2023 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•  Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•  Information about your transactions with us, our affiliates or others;
•  Information we receive from your inquiries by mail, e-mail or telephone; and
•  Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•  In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•  We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2023

First Trust Exchange-Traded Fund IV
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Cboe VestSM Financial LLC
8350 Broad Street, Suite 240
McLean, VA 22102
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Thomas R. Kadlec, Robert F. Keith and Bronwyn Wright are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $359,013 for the fiscal year ended October 31, 2022 and $478,975 for the fiscal year ended October 31, 2023.

(b) Audit-Related Fees (Registrant) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2022 and $0 for the fiscal year ended October 31, 2023.

Audit-Related Fees (Investment Advisor) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2022 and $0 for the fiscal year ended October 31, 2023.

Audit-Related Fees (Distributor) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2022 and $0 for the fiscal year ended October 31, 2023.

(c) Tax Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for tax return review and debt instrument tax analysis and reporting were $296,018 for the fiscal year ended October 31, 2022 and $376,254 for the fiscal year ended October 31, 2023.

Tax Fees (Investment Advisor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant’s advisor and distributor were $0 for the fiscal year ended October 31, 2022 and $0 for the fiscal year ended October 31, 2023.

Tax Fees (Distributor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant’s distributor were $0 for the fiscal year ended October 31, 2022 and $0 for the fiscal year ended October 31, 2023. These fees were for tax consultation and/or tax return preparation and professional services rendered for PFIC (Passive Foreign Investment Company) Identification Services.

(d) All Other Fees (Registrant) -- The aggregate fees billed for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2022 and $0 for the fiscal year ended October 31, 2023.

All Other Fees (Investment Advisor) -- The aggregate fees billed for products and services provided by the principal accountant to the registrant’s investment advisor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2022 and $0 for the fiscal year ended October 31, 2023.

All Other Fees (Distributor) -- The aggregate fees billed for products and services provided by the principal accountant to the registrant’s distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2022 and $0 for the fiscal year ended October 31, 2023.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s advisor (other than any sub-advisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant’s investment advisor and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

Registrant:	Advisor and Distributor:
(b) 0%	(b) 0%
(c) 0%	(c) 0%
(d) 0%	(d) 0%

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for the fiscal year ended October 31, 2022 were $296,018 for the registrant, $0 for the registrant’s investment advisor and $0 for the registrant’s distributor; and for the fiscal year ended October 31, 2023 were $376,254 for the registrant, $44,000 for the registrant’s investment advisor and $60,500 for the registrant’s distributor.

(h) The registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Items 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 consisting of all the independent directors of the registrant. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Denise M. Keefe, Robert F. Keith, Niel B. Nielson and Bronwyn Wright.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407 (c) (2) (iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22 (b) (15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).
(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Exchange-Traded Fund IV
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	January 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	January 8, 2024
By (Signature and Title)*	/s/ Derek D. Maltbie
Derek D. Maltbie, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	January 8, 2024

* Print the name and title of each signing officer under his or her signature.